UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio
•	PIMCO All Asset All Authority Portfolio
•	PIMCO Balanced Allocation Portfolio
•	PIMCO CommodityRealReturn Strategy Portfolio
•	PIMCO Emerging Markets Bond Portfolio
•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
•	PIMCO Foreign Bond Portfolio (Unhedged)
•	PIMCO Global Core Bond (Hedged) Portfolio
•	PIMCO Global Bond Portfolio (Unhedged)
•	PIMCO Global Diversified Allocation Portfolio
•	PIMCO Global Multi-Asset Managed Allocation Portfolio
•	PIMCO High Yield Portfolio
•	PIMCO Long-Term U.S. Government Portfolio
•	PIMCO Low Duration Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Short-Term Portfolio
•	PIMCO Total Return Portfolio
•	PIMCO Unconstrained Bond Portfolio
•	PIMCO Income Portfolio

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20171§

PIMCO Emerging Markets Currency Fund	13.6%
PIMCO Emerging Local Bond Fund	6.4%
PIMCO Income Fund	6.3%
PIMCO RAE Fundamental PLUS EMG Fund	6.3%
PIMCO RAE Low Volatility PLUS EMG Fund	5.8%
PIMCO CommoditiesPLUS® Strategy Fund	5.4%
PIMCO RAE Fundamental Emerging Markets Fund	5.3%
PIMCO Total Return Fund	5.0%
PIMCO Long-Term U.S. Government Fund	4.3%
PIMCO RealEstateRealReturn Strategy Fund	4.1%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	13.77%	3.45%	4.93%	5.16%
PIMCO All Asset Portfolio Class M	13.19%	2.96%	4.45%	5.51%
PIMCO All Asset Portfolio Administrative Class	13.54%	3.29%	4.77%	6.06%
PIMCO All Asset Portfolio Advisor Class	13.38%	3.17%	4.67%	5.73%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	1.90%	0.09%	2.83%	3.67%♦
Consumer Price Index + 500 Basis Points±±	7.12%	6.41%	6.61%	7.08%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.255% for Institutional Class shares, 1.705% for Class M shares, 1.405% for Administrative Class shares, and 1.505% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in shares of other PIMCO funds (“Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Exposure to emerging markets equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Fundamental Emerging Markets Fund and the PIMCO RAE Fundamental PLUS EMG Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»

Exposure to emerging markets bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Low Volatility PLUS International Fund, the PIMCO Fundamental PLUS International Fund and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), contributed to performance, as these Underlying PIMCO Funds gained value.

»	Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund and the PIMCO High Yield Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»

Allocations to U.S. long maturity bond strategies, primarily through the PIMCO Long-Term U.S. Government Fund and the PIMCO Extended Duration Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as this Underlying PIMCO Fund gained value.

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, contributed to performance, as this Underlying PIMCO Fund posted positive returns.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,064.20	$1.69	$1,000.00	$1,023.43	$1.66	0.33%
Class M	1,000.00	1,061.20	4.03	1,000.00	1,021.16	3.95	0.78
Administrative Class	1,000.00	1,063.00	2.48	1,000.00	1,022.66	2.43	0.48
Advisor Class	1,000.00	1,062.70	2.99	1,000.00	1,022.17	2.94	0.58

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
12/31/2017	$10.11	$0.58	$0.80	$1.38	$(0.50)	$0.00	$(0.02)	$(0.52)
12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)
12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	0.00	(0.01)	(0.35)
12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	0.00	(0.60)
12/31/2013	11.48	0.50	(0.46)	0.04	(0.54)	0.00	0.00	(0.54)
Class M
12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)
12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)
12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	0.00	(0.01)	(0.31)
12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	0.00	(0.55)
12/31/2013	11.54	0.48	(0.50)	(0.02)	(0.48)	0.00	0.00	(0.48)
Administrative Class
12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)
12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)
12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	0.00	(0.01)	(0.34)
12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	0.00	(0.58)
12/31/2013	11.38	0.51	(0.49)	0.02	(0.52)	0.00	0.00	(0.52)
Advisor Class
12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)
12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)
12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	0.00	(0.01)	(0.33)
12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	0.00	(0.57)
12/31/2013	11.48	0.48	(0.47)	0.01	(0.51)	0.00	0.00	(0.51)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note, 7, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associate with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.97	13.77%	$12,827	0.325%	0.425%	0.325%	0.425%	5.43%	40%
10.11	13.08	5,726	0.275	0.425	0.275	0.425	2.43	67
9.19	(8.95)	4,811	0.285	0.425	0.285	0.425	3.25	41
10.47	0.72	9,688	0.275	0.425	0.275	0.425	4.24	98
10.98	0.43	10,082	0.295	0.425	0.295	0.425	4.39	61

11.04	13.19	75,309	0.775	0.875	0.775	0.875	4.26	40
10.18	12.59	65,033	0.725	0.875	0.725	0.875	1.91	67
9.25	(9.32)	68,206	0.735	0.875	0.735	0.875	2.88	41
10.53	0.24	86,496	0.725	0.875	0.725	0.875	3.70	98
11.04	(0.10)	105,517	0.745	0.875	0.745	0.875	4.24	61

10.85	13.54	554,749	0.475	0.575	0.475	0.575	4.46	40
10.01	12.93	537,663	0.425	0.575	0.425	0.575	2.23	67
9.10	(8.99)	537,330	0.435	0.575	0.435	0.575	3.15	41
10.36	0.47	722,608	0.425	0.575	0.425	0.575	4.01	98
10.88	0.27	824,590	0.445	0.575	0.445	0.575	4.51	61

10.97	13.38	231,030	0.575	0.675	0.575	0.675	4.35	40
10.12	12.90	226,099	0.525	0.675	0.525	0.675	2.12	67
9.19	(9.19)	226,532	0.535	0.675	0.535	0.675	3.02	41
10.47	0.46	328,716	0.525	0.675	0.525	0.675	3.86	98
10.98	0.11	406,398	0.545	0.675	0.545	0.675	4.25	61

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments at value
Investments in securities*	$107
Investments in Affiliates	874,614
Receivable for investments in Affiliates sold	191
Receivable for Portfolio shares sold	55
Dividends receivable from Affiliates	1,508
Reimbursement receivable from PIMCO	82
Total Assets	876,557

Liabilities:
Payable for investments in Affiliates purchased	$1,695
Payable for Portfolio shares redeemed	469
Accrued investment advisory fees	133
Accrued supervisory and administrative fees	189
Accrued distribution fees	79
Accrued servicing fees	72
Other liabilities	5
Total Liabilities	2,642

Net Assets	$873,915

Net Assets Consist of:
Paid in capital	$908,051
Accumulated undistributed net realized gain (loss)	(96,365)
Net unrealized appreciation (depreciation)	62,229

Net Assets	$873,915

Net Assets:
Institutional Class	$12,827
Class M	75,309
Administrative Class	554,749
Advisor Class	231,030

Shares Issued and Outstanding:
Institutional Class	1,170
Class M	6,820
Administrative Class	51,141
Advisor Class	21,060

Net Asset Value Per Share Outstanding:
Institutional Class	$10.97
Class M	11.04
Administrative Class	10.85
Advisor Class	10.97

Cost of investments in securities	$107
Cost of investments in Affiliates	$812,385

* Includes repurchase agreements of:	$107

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$1
Dividends from Investments in Affiliates	42,983
Total Income	42,984

Expenses:
Investment advisory fees	1,521
Supervisory and administrative fees	2,173
Distribution and/or servicing fees - Class M	318
Servicing fees - Administrative Class	839
Distribution and/or servicing fees - Advisor Class	579
Trustee fees	22
Total Expenses	5,452
Waiver and/or Reimbursement by PIMCO	(916)
Net Expenses	4,536

Net Investment Income (Loss)	38,448

Net Realized Gain (Loss):
Investments in Affiliates	871
Net capital gain distributions received from Affiliate investments	1,437

Net Realized Gain (Loss)	2,308

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	68,941

Net Change in Unrealized Appreciation (Depreciation)	68,941

Net Increase (Decrease) in Net Assets Resulting from Operations	$109,697

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$38,448	$18,011
Net realized gain (loss)	2,308	(57,819)
Net change in unrealized appreciation (depreciation)	68,941	138,914

Net Increase (Decrease) in Net Assets Resulting from Operations	109,697	99,106

Distributions to Shareholders:
From net investment income
Institutional Class	(423)	(137)
Class M	(2,999)	(1,302)
Administrative Class	(25,043)	(12,600)
Advisor Class	(9,984)	(5,076)
Tax basis return of capital
Institutional Class	(12)	(13)
Class M	(110)	(165)
Administrative Class	(871)	(1,334)
Advisor Class	(360)	(575)

Total Distributions(a)	(39,802)	(21,202)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(30,501)	(80,262)

Total Increase (Decrease) in Net Assets	39,394	(2,358)

Net Assets:
Beginning of year	834,521	836,879
End of year*	$873,915	$834,521

* Including undistributed (overdistributed) net investment income of:	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2017

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$107

Total Short-Term Instruments (Cost $107)		107

Total Investments in Securities (Cost $107)		107

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.2%
PIMCO CommoditiesPLUS® Strategy Fund	7,527,834	47,049
PIMCO CommodityRealReturn Strategy Fund®	1,404,829	9,511
PIMCO Emerging Local Bond Fund	7,433,676	56,199
PIMCO Emerging Markets Currency Fund	12,630,488	118,979
PIMCO Extended Duration Fund	3,395,474	27,232
PIMCO High Yield Fund	567,631	5,086
PIMCO High Yield Spectrum Fund	1,356,753	13,567
PIMCO Income Fund	4,471,203	55,488
PIMCO Investment Grade Corporate Bond Fund	1,855,186	19,554
PIMCO Long Duration Total Return Fund	1,036,643	11,413

	SHARES	MARKET VALUE (000S)
PIMCO Long-Term U.S. Government Fund	5,986,144	$37,473
PIMCO Low Duration Fund	3,022,269	29,800
PIMCO Mortgage Opportunities Fund	548,649	6,079
PIMCO RAE Fundamental Advantage PLUS Fund	1,859,055	18,851
PIMCO RAE Fundamental Emerging Markets Fund	4,033,296	46,585
PIMCO RAE Fundamental PLUS EMG Fund	4,914,784	55,291
PIMCO RAE Fundamental PLUS International Fund	3,038,925	30,389
PIMCO RAE Low Volatility PLUS EMG Fund	4,953,328	50,623
PIMCO RAE Low Volatility PLUS Fund	204,768	2,445
PIMCO RAE Low Volatility PLUS International Fund	1,410,801	15,745
PIMCO RAE Worldwide Long/Short PLUS Fund	2,714,766	26,605
PIMCO Real Return Asset Fund	431,133	3,712
PIMCO Real Return Fund	2,612,739	28,897
PIMCO RealEstateRealReturn Strategy Fund	4,316,827	36,261
PIMCO Senior Floating Rate Fund	3,506,969	34,789
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,130,263	26,513
PIMCO StocksPLUS® International Fund (Unhedged)	960,865	6,678
PIMCO Total Return Fund	4,238,123	43,525

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	244,988	$2,374

Total Mutual Funds (Cost $804,559)		866,713

EXCHANGE-TRADED FUNDS 0.3%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	85,476	2,237

Total Exchange-Traded Funds (Cost $2,162)		2,237

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%
PIMCO Government Money Market Fund (a)	5,591,774	5,592

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	7,310	72

Total Short-Term Instruments (Cost $5,664)		5,664

Total Investments in Affiliates (Cost $812,385)		874,614

Total Investments 100.1% (Cost $812,492)		$874,721

Other Assets and Liabilities, net (0.1)%		(806)

Net Assets 100.0%		$873,915

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$107	U.S. Treasury Notes 2.250% due 01/31/2024	$(111)	$107	$107

Total Repurchase Agreements						$(111)	$107	$107

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$107	$0	$0	$107	$(111)	$(4)

Total Borrowings and Other Financing Transactions	$107	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$107	$0	$107

	$0	$107	$0	$107

Investments in Affiliates, at Value
Mutual Funds	866,713	0	0	866,713
Exchange-Traded Funds	2,237	0	0	2,237
Short-Term Instruments
Mutual Funds	5,592	0	0	5,592
Central Funds Used for Cash Management Purposes	72	0	0	72

	$874,614	$0	$0	$874,614

Total Investments	$874,614	$107	$0	$874,721

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net

ANNUAL REPORT	DECEMBER 31, 2017	15

Notes to Financial Statements (Cont.)

investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has

ANNUAL REPORT	DECEMBER 31, 2017	17

Notes to Financial Statements (Cont.)

delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$30,066	$22,618	$(5,765)	$(146)	$276	$47,049	$5,276	$0
PIMCO CommodityRealReturn Strategy Fund®	5,076	5,816	(974)	(149)	(258)	9,511	718	0
PIMCO Diversified Income Fund	4,670	100	(4,948)	286	(108)	0	103	0
PIMCO Emerging Local Bond Fund	58,244	3,768	(11,720)	(2,083)	7,990	56,199	2,616	0
PIMCO Emerging Markets Currency Fund	108,863	12,385	(13,127)	(1,125)	11,983	118,979	3,462	0
PIMCO Extended Duration Fund	12,665	14,244	(1,555)	(93)	1,971	27,232	994	5
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	837	0	(880)	(196)	239	0	0	0
PIMCO Government Money Market Fund	4,100	198,634	(197,142)	0	0	5,592	22	0
PIMCO High Yield Fund	20,648	761	(16,621)	1,284	(986)	5,086	539	0
PIMCO High Yield Spectrum Fund	38,849	1,471	(27,573)	(1,308)	2,128	13,567	1,315	0
PIMCO Income Fund	63,565	10,110	(20,173)	730	1,256	55,488	2,693	0
PIMCO Investment Grade Corporate Bond Fund	24,003	5,657	(11,024)	(114)	1,032	19,554	1,052	87
PIMCO Long Duration Total Return Fund	9,950	1,833	(972)	(73)	675	11,413	448	273
PIMCO Long-Term Credit Fund	1,438	24	(1,529)	256	(189)	0	25	0
PIMCO Long-Term U.S. Government Fund	22,752	19,907	(7,156)	(495)	2,465	37,473	1,083	5
PIMCO Low Duration Fund	20,675	82,663	(73,646)	37	71	29,800	362	0
PIMCO Mortgage Opportunities Fund	6,239	349	(619)	6	104	6,079	224	0
PIMCO RAE Fundamental Advantage PLUS Fund	8,789	11,044	(900)	(30)	(52)	18,851	157	0
PIMCO RAE Fundamental Emerging Markets Fund	38,797	11,052	(10,347)	1,519	5,564	46,585	2,996	523
PIMCO RAE Fundamental PLUS EMG Fund	28,452	24,440	(4,259)	287	6,371	55,291	2,975	0
PIMCO RAE Fundamental PLUS International Fund	21,246	8,148	(3,715)	8	4,702	30,389	2,333	0
PIMCO RAE Low Volatility PLUS EMG Fund	89,590	4,035	(58,519)	48	15,469	50,623	3,605	0
PIMCO RAE Low Volatility PLUS Fund	2,242	394	(179)	25	(37)	2,445	245	148
PIMCO RAE Low Volatility PLUS International Fund	45,308	3,614	(38,081)	2,086	2,818	15,745	1,044	316
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	9,553	422	(9,476)	(175)	(324)	0	423	0
PIMCO RAE Worldwide Long/Short PLUS Fund	47,342	2,746	(24,220)	338	399	26,605	2,745	0
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0	2,162	0	0	75	2,237	5	0
PIMCO Real Return Asset Fund	5,179	108	(1,809)	53	181	3,712	108	0
PIMCO Real Return Fund	27,563	5,634	(4,677)	(50)	427	28,897	757	0
PIMCO RealEstateRealReturn Strategy Fund	10,958	26,107	(1,504)	(35)	735	36,261	468	0
PIMCO Senior Floating Rate Fund	19,866	16,816	(1,802)	(7)	(84)	34,789	1,175	0
PIMCO Short-Term Floating NAV Portfolio III	101	901	(930)	0	0	72	1	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	24,157	1,931	(2,082)	137	2,370	26,513	1,932	0
PIMCO StocksPLUS® International Fund (Unhedged)	1,370	4,938	(381)	15	736	6,678	267	80

ANNUAL REPORT	DECEMBER 31, 2017	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Total Return Fund	$19,777	$40,051	$(17,030)	$(165)	$892	$43,525	$809	$0
PIMCO TRENDS Managed Futures Strategy Fund	2,185	139	0	0	50	2,374	6	0
Totals	$835,115	$545,022	$(575,335)	$871	$68,941	$874,614	$42,983	$1,437

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the Affiliated Fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

(c) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education,

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of

ANNUAL REPORT	DECEMBER 31, 2017	21

Notes to Financial Statements (Cont.)

such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

6. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo

ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements (Cont.)

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amounts to PIMCO at December 31, 2017 were (amounts in thousands):

12 months	13-24 months	25-36 months	Total
$1,461	$1,233	$916	$3,610

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017 the amount was $915,835.

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$346,935	$377,263

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	658	$7,133	120	$1,198
Class M	1,124	12,094	1,093	10,957
Administrative Class	4,448	46,830	4,432	43,650
Advisor Class	1,487	15,854	3,041	30,159
Issued as reinvestment of distributions
Institutional Class	40	435	15	151
Class M	285	3,109	146	1,467
Administrative Class	2,422	25,914	1,414	13,933
Advisor Class	956	10,344	567	5,651
Cost of shares redeemed
Institutional Class	(94)	(997)	(93)	(919)
Class M	(976)	(10,509)	(2,226)	(21,932)
Administrative Class	(9,447)	(100,625)	(11,197)	(107,086)
Advisor Class	(3,733)	(40,083)	(5,905)	(57,491)
Net increase (decrease) resulting from Portfolio share transactions	(2,830)	$(30,501)	(8,593)	$(80,262)

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 58% of the Portfolio. One of the shareholders is a related party and comprises 45%

of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

12. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or Underlying PIMCO Fund to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO All Asset Portfolio	$0	$0	$46,290	$0	$(80,426)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO All Asset Portfolio	$18,297	$62,129

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO All Asset Portfolio	$828,431	$60,859	$(14,569)	$46,290

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO All Asset Portfolio	$38,449	$0	$1,353	$19,115	$0	$2,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

28	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2017	29

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

30	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset Portfolio	0.00%	1.29%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	DECEMBER 31, 2017	31

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
(1)	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	DECEMBER 31, 2017	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

(*)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2017	35

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

ANNUAL REPORT	DECEMBER 31, 2017	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

ANNUAL REPORT	DECEMBER 31, 2017	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2017	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT01AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO All Asset All Authority Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of 12/31/20171§

PIMCO StocksPLUS® Short Fund	17.4%
PIMCO Emerging Markets Currency Fund	9.4%
PIMCO Income Fund	5.5%
PIMCO RAE Fundamental PLUS EMG Fund	5.5%
PIMCO Emerging Local Bond Fund	5.2%
PIMCO RAE Fundamental Emerging Markets Fund	4.9%
PIMCO CommoditiesPLUS® Strategy Fund	4.6%
PIMCO RealEstateRealReturn Strategy Fund	4.5%
PIMCO RAE Low Volatility PLUS EMG Fund	4.2%
PIMCO RAE Fundamental PLUS International Fund	3.7%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	Inception≈
PIMCO All Asset All Authority Portfolio Institutional Class	11.23%	1.33%
PIMCO All Asset All Authority Portfolio Administrative Class	11.05%	1.18%
PIMCO All Asset All Authority Portfolio Advisor Class	10.98%	1.08%
S&P 500 Index±	21.83%	12.33%♦
Consumer Price Index + 650 Basis Points±±	8.62%	7.79%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2014.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 2.10% for Institutional Class shares, 2.25% for Administrative Class shares, and 2.35% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overviews

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially of its assets in shares of other PIMCO funds (“Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Exposure to emerging markets equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Fundamental Emerging Markets Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO Low Volatility PLUS International Fund, the PIMCO Fundamental PLUS International Fund and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), contributed to performance, as these Underlying PIMCO Funds gained value.

»

Exposure to emerging markets bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»	Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund and the PIMCO High Yield Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»

Allocations to U.S. long maturity bonds, primarily through the PIMCO Long-Term U.S. Government Fund and the PIMCO Extended Duration Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»

Allocations to U.S. core bonds, primarily through the PIMCO Investment Grade Corporate Bond Fund and the PIMCO Total Return Fund, contributed to performance, as these Underlying PIMCO Funds gained value.

»

Inverse exposure to the S&P 500 Index as a risk hedge, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns amid continued U.S. stock market gains.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,049.80	$7.40	$1,000.00	$1,017.85	$7.28	1.44%
Administrative Class	1,000.00	1,048.80	8.17	1,000.00	1,017.10	8.04	1.59
Advisor Class	1,000.00	1,048.50	8.68	1,000.00	1,016.60	8.54	1.69

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO All Asset All Authority Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$8.42	$0.38	$0.55	$0.93	$(0.46)	$0.00	$(0.46)
12/31/2016	7.65	0.19	0.85	1.04	(0.27)	0.00	(0.27)
12/31/2015	9.02	0.38	(1.47)	(1.09)	(0.26)	(0.02)	(0.28)
04/30/2014 - 12/31/2014	10.00	0.64	(1.19)	(0.55)	(0.42)	(0.01)	(0.43)
Administrative Class
12/31/2017	8.44	0.47	0.45	0.92	(0.45)	0.00	(0.45)
12/31/2016	7.65	0.14	0.90	1.04	(0.25)	0.00	(0.25)
12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	(0.27)
04/30/2014 - 12/31/2014	10.00	0.44	(1.00)	(0.56)	(0.41)	(0.01)	(0.42)
Advisor Class
12/31/2017	8.41	0.42	0.49	0.91	(0.44)	0.00	(0.44)
12/31/2016	7.64	0.18	0.84	1.02	(0.25)	0.00	(0.25)
12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	(0.26)
04/30/2014 - 12/31/2014	10.00	0.56	(1.13)	(0.57)	(0.41)	(0.01)	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.89	11.23%	$653	1.35	%(d)	1.39	%(d)	0.53%		0.57%		4.37%		47%
8.42	13.78	892	0.91	(d)	0.99	(d)	0.37		0.45		2.29		151
7.65	(12.17)	884	1.30	(d)	1.39	(d)	0.36		0.45		4.45		67
9.02	(5.57)	583	0.81	*(d)	1.15	*(d)	0.37	*	0.71	*	9.79	*	117

8.91	11.05	4,769	1.50	(d)	1.54	(d)	0.68		0.72		5.34		47
8.44	13.73	1,966	1.06	(d)	1.14	(d)	0.52		0.60		1.79		151
7.65	(12.35)	4,594	1.45	(d)	1.54	(d)	0.51		0.60		3.57		67
9.02	(5.70)	7,338	0.96	*(d)	1.30	*(d)	0.52	*	0.86	*	6.61	*	117

8.88	10.98	7,897	1.60	(d)	1.64	(d)	0.78		0.82		4.80		47
8.41	13.55	6,959	1.16	(d)	1.24	(d)	0.62		0.70		2.22		151
7.64	(12.40)	4,099	1.55	(d)	1.64	(d)	0.61		0.70		4.11		67
9.01	(5.76)	3,588	1.06	*(d)	1.40	*(d)	0.62	*	0.96	*	8.48	*	117

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in Affiliates	$18,463
Cash	17
Receivable for investments in Affiliates sold	6
Receivable for Portfolio shares sold	1
Dividends receivable from Affiliates	24
Reimbursement receivable from PIMCO	1
Prepaid expenses	5
Total Assets	18,517

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$5,150
Payable for investments in Affiliates purchased	30
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	3
Accrued distribution fees	2
Other Liabilities	10
Total Liabilities	5,198

Net Assets	$13,319

Net Assets Consist of:
Paid in capital	$14,708
Undistributed (overdistributed) net investment income	3
Accumulated undistributed net realized gain (loss)	(1,795)
Net unrealized appreciation (depreciation)	403

Net Assets	$13,319

Net Assets:
Institutional Class	$653
Administrative Class	4,769
Advisor Class	7,897

Shares Issued and Outstanding:
Institutional Class	73
Administrative Class	535
Advisor Class	890

Net Asset Value Per Share Outstanding:
Institutional Class	$8.89
Administrative Class	8.91
Advisor Class	8.88

Cost of investments in Affiliates	$18,059

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Dividends from Investments in Affiliates	$772
Total Income	772

Expenses:
Investment advisory fees	24
Supervisory and administrative fees	30
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	18
Interest expense	97
Extraordinary legal expense	13
Miscellaneous expense	1
Total Expenses	189
Waiver and/or Reimbursement by PIMCO	(5)
Net Expenses	184

Net Investment Income (Loss)	588

Net Realized Gain (Loss):
Investments in Affiliates	11
Net capital gain distributions received from Affiliate investments	37

Net Realized Gain (Loss)	48

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	580

Net Change in Unrealized Appreciation (Depreciation)	580

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,216

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$588	$215
Net realized gain (loss)	48	(1,070)
Net change in unrealized appreciation (depreciation)	580	2,092

Net Increase (Decrease) in Net Assets Resulting from Operations	1,216	1,237

Distributions to Shareholders:
From net investment income
Institutional Class	(34)	(30)
Administrative Class	(220)	(91)
Advisor Class	(368)	(177)

Total Distributions(a)	(622)	(298)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	2,908	(699)

Total Increase (Decrease) in Net Assets	3,502	240

Net Assets:
Beginning of year	9,817	9,577
End of year*	$13,319	$9,817

* Including undistributed (overdistributed) net investment income of:	$3	$37

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$1,216

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(11,677)
Proceeds from sales of long-term securities	7,749
(Purchases) Proceeds from sales of short-term portfolio investments, net	(76)
(Increase) decrease in receivable for Affiliates sold	39
(Increase) decrease in dividends receivable from Affiliates	(2)
Increase (decrease) in payable for Affiliates purchased	(33)
Increase (decrease) in accrued supervisory and administrative fees	1
Increase (Decrease) in reimbursement receivable from PIMCO	(1)
Increase (decrease) in other liabilities	10
Net Realized (Gain) Loss
Investments in Affiliates	(11)
Net capital gain distributions received from Affiliate investments	(37)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(580)

Net Cash Provided by (Used for) Operating Activities	(3,402)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	5,404
Payments on shares redeemed	(3,124)
Increase (decrease) in overdraft due to custodian	(11)
Net borrowing of line of credit	1,150
Cash distributions paid*	0

Net Cash Received from (Used for) Financing Activities	3,419

Net Increase (Decrease) in Cash and Foreign Currency	17

Cash and Foreign Currency:
Beginning of year	0
End of year	$17

* Reinvestment of distributions	$622

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$96

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 138.6%

MUTUAL FUNDS (a) 137.8%
PIMCO CommoditiesPLUS® Strategy Fund	136,311	$852
PIMCO CommodityRealReturn Strategy Fund®	22,892	155
PIMCO Emerging Local Bond Fund	125,775	951
PIMCO Emerging Markets Currency Fund	182,899	1,723
PIMCO Extended Duration Fund	42,682	342
PIMCO High Yield Fund	9,501	85
PIMCO High Yield Spectrum Fund	29,872	299
PIMCO Income Fund	82,045	1,018
PIMCO Investment Grade Corporate Bond Fund	27,401	289
PIMCO Long Duration Total Return Fund	15,501	171
PIMCO Long-Term U.S. Government Fund	77,680	486
PIMCO Low Duration Fund	57,255	565
PIMCO Mortgage Opportunities Fund	10,232	113
PIMCO RAE Fundamental Advantage PLUS Fund	27,380	278
PIMCO RAE Fundamental Emerging Markets Fund	78,106	902

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental International Fund	9,759	$109
PIMCO RAE Fundamental PLUS EMG Fund	89,954	1,012
PIMCO RAE Fundamental PLUS International Fund	67,730	677
PIMCO RAE Low Volatility PLUS EMG Fund	74,768	764
PIMCO RAE Low Volatility PLUS Fund	16,252	194
PIMCO RAE Low Volatility PLUS International Fund	40,874	456
PIMCO RAE Worldwide Long/Short PLUS Fund	38,069	373
PIMCO Real Return Asset Fund	7,310	63
PIMCO Real Return Fund	28,820	319
PIMCO RealEstateRealReturn Strategy Fund	97,876	822
PIMCO Senior Floating Rate Fund	68,165	676
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	60,599	513
PIMCO StocksPLUS® International Fund (Unhedged)	37,647	262
PIMCO StocksPLUS® Short Fund	378,522	3,187
PIMCO Total Return Fund	60,700	623

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	7,694	$75

Total Mutual Funds (Cost $17,951)		18,354

EXCHANGE-TRADED FUNDS 0.2%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	1,249	33

Total Exchange-Traded Funds (Cost $32)		33

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%
PIMCO Government Money Market Fund	76,018	76

Total Short-Term Instruments (Cost $76)		76

Total Investments in Affiliates (Cost $18,059)		18,463

Total Investments 138.6% (Cost $18,059)		$18,463

Other Assets and Liabilities, net (38.6)%		(5,144)

Net Assets 100.0%		$13,319

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Mutual Funds	$18,354	$0	$0	$18,354
Exchange-Traded Funds	33	0	0	33
Short-Term Instruments
Mutual Funds	76	0	0	76

	$18,463	$0	$0	$18,463

Total Investments	$18,463	$0	$0	$18,463

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting

ANNUAL REPORT	DECEMBER 31, 2017	15

Notes to Financial Statements (Cont.)

practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in

ANNUAL REPORT	DECEMBER 31, 2017	17

Notes to Financial Statements (Cont.)

circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$459	$526	$(135)	$(10)	$12	$852	$89	$0
PIMCO CommodityRealReturn Strategy Fund®	67	194	(102)	(8)	4	155	10	0
PIMCO Credit Absolute Return Fund	21	123	(145)	1	0	0	0	0
PIMCO Diversified Income Fund	112	45	(162)	6	(1)	0	3	0
PIMCO Emerging Local Bond Fund	738	338	(207)	(19)	101	951	40	0
PIMCO Emerging Markets Currency Fund	1,237	647	(294)	(11)	144	1,723	44	0
PIMCO Extended Duration Fund	146	275	(101)	(5)	27	342	12	0
PIMCO Government Money Market Fund	0	1,250	(1,174)	0	0	76	0	0
PIMCO High Yield Fund	311	105	(336)	17	(12)	85	9	0
PIMCO High Yield Spectrum Fund	639	154	(508)	11	3	299	25	0
PIMCO Income Fund	873	536	(420)	(7)	36	1,018	43	0
PIMCO Investment Grade Corporate Bond Fund	301	210	(231)	(4)	13	289	12	1
PIMCO Long Duration Total Return Fund	110	83	(30)	(2)	10	171	6	4
PIMCO Long-Term Credit Fund	3	27	(30)	0	0	0	0	0
PIMCO Long-Term U.S. Government Fund	283	531	(356)	(5)	33	486	15	0
PIMCO Low Duration Fund	398	1,552	(1,387)	2	0	565	7	0
PIMCO Mortgage Opportunities Fund	87	37	(13)	0	2	113	4	0
PIMCO RAE Fundamental Advantage PLUS Fund	162	162	(45)	(2)	1	278	2	0
PIMCO RAE Fundamental Emerging Markets Fund	497	398	(88)	13	82	902	55	9
PIMCO RAE Fundamental International Fund	0	101	0	0	8	109	3	0
PIMCO RAE Fundamental PLUS EMG Fund	514	419	(46)	4	121	1,012	57	0
PIMCO RAE Fundamental PLUS International Fund	338	363	(121)	8	89	677	51	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,082	180	(703)	26	179	764	51	0
PIMCO RAE Low Volatility PLUS Fund	207	91	(104)	7	(7)	194	18	11
PIMCO RAE Low Volatility PLUS International Fund	650	145	(431)	26	66	456	26	9

ANNUAL REPORT	DECEMBER 31, 2017	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	$106	$5	$(105)	$5	$(11)	$0	$5	$0
PIMCO RAE Worldwide Long/Short PLUS Fund	607	73	(316)	8	1	373	37	0
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0	32	0	0	1	33	0	0
PIMCO Real Return Asset Fund	47	112	(99)	0	3	63	2	0
PIMCO Real Return Fund	242	134	(60)	(1)	4	319	8	0
PIMCO RealEstateRealReturn Strategy Fund	257	704	(155)	(4)	20	822	10	0
PIMCO Senior Floating Rate Fund	425	320	(67)	0	(2)	676	22	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	360	130	(19)	0	42	513	35	0
PIMCO StocksPLUS® International Fund (Unhedged)	67	167	0	0	28	262	11	3
PIMCO StocksPLUS® Short Fund	2,130	1,894	(362)	(39)	(436)	3,187	49	0
PIMCO Total Return Fund	321	806	(515)	(6)	17	623	11	0
PIMCO TRENDS Managed Futures Strategy Fund	34	39	0	0	2	75	0	0
Totals	$13,831	$12,908	$(8,867)	$11	$580	$18,463	$772	$37

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the Portfolio’s securities are pledged as collateral under the agreement.

As of December 31, 2017, the credit agreement comprises revolving tranches. The commitment amount of the credit agreement is $5,150,000. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment outstanding under the revolving and term-loan tranches are:

Tranches	Commitment Outstanding (in thousands)	Termination Date
Tranche A 1 Year, Monthly Revolving	2,575	11/26/2018
Tranche B 1 Year, Monthly Revolving	2,575	04/26/2018

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Borrowings outstanding as of December 31, 2017 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees paid by the Portfolio in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2017, was as follows (amounts in thousands):

Average Outstanding Principal	Average Weighted Rate Of Interest	Interest	Commitment Fees and Upfront Fee	Outstanding Principal as of 12/31/2017
$4,644	1.83%	$86	$12	$5,150

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield

ANNUAL REPORT	DECEMBER 31, 2017	21

Notes to Financial Statements (Cont.)

securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and

ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements (Cont.)

equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.20%	0.25%	0.25%	*	0.25%	0.25%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the

Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee		Servicing Fee
Class M	0.25%	*	0.20%	*
Administrative Class	—		0.15%
Advisor Class	0.25%		—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amounts to PIMCO at December 31, 2017, were as follows (amounts in thousands):

Expiring within
12 months	13-24 months	25-36 months	Total
$11	$8	$5	$24

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017 the amount was $4,760.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$11,676	$7,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$6	1	$9
Administrative Class	408	3,588	124	1,022
Advisor Class	204	1,810	814	6,681
Issued as reinvestment of distributions
Institutional Class	4	34	4	30
Administrative Class	25	220	11	91
Advisor Class	42	368	22	177
Cost of shares redeemed
Institutional Class	(37)	(329)	(15)	(117)
Administrative Class	(131)	(1,162)	(502)	(4,147)
Advisor Class	(184)	(1,627)	(545)	(4,445)
Net increase (decrease) resulting from Portfolio share transactions	331	$2,908	(86)	$(699)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 96% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or Underlying PIMCO Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Late-Year Loss Deferral - Capital(5)	Late-Year Loss Deferral - Ordinary(6)
PIMCO All Asset All Authority Portfolio	$3	$0	($269)	$0	($1,123)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO All Asset All Authority Portfolio	$512	$611

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO All Asset All Authority Portfolio	$18,730	$567	($834)	($267)

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, return of capital distributions from underlying funds.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO All Asset All Authority Portfolio	$622	$0	$0	$298	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset All Authority Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2017	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset All Authority Portfolio	0.00%	2.09%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	33

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	35

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

36	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT02AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Balanced Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary

4	PIMCO VARIABLE INSURANCE TRUST

prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

Short-Term Instruments‡	51.7%
U.S. Treasury Obligations	17.9%
U.S. Government Agencies	15.5%
Asset-Backed Securities	6.9%
Mutual Funds	3.5%
Other	4.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	14.48%	2.80%	3.06%
PIMCO Balanced Allocation Portfolio Advisor Class	14.32%	—	2.75%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index±	14.97%	8.36%	8.14%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.90% for Administrative Class shares, and 1.00% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s Portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s Portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. equities contributed to performance, as these securities generally gained value.

»	Exposure to the euro and the British pound contributed to performance, as these currencies generally appreciated against the U.S. dollar.

»

Exposure to U.S. nominal interest rates contributed to performance. While duration positioning slightly detracted from performance, the total return contribution from yield was sufficient to offset the impact of duration positioning.

»	Exposure to Japanese equities contributed to performance, as these securities generally gained value.

»	Exposure to mortgage-backed securities, including U.S. agency and U.S. non-agency mortgages, contributed to performance, as these securities generally appreciated in value.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,064.40	$4.40	$1,000.00	$1,020.81	$4.31	0.85%
Advisor Class	1,000.00	1,063.70	4.91	1,000.00	1,020.31	4.81	0.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Administrative Class
12/31/2017	$9.44	$0.08	$1.28	$1.36	$(0.07)	$0.00	$0.00	$(0.07)
12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)
12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
12/31/2013	10.17	0.22	(0.84)	(0.62)	(0.09)	(0.06)	(0.07)	(0.22)
Advisor Class
12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)
12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)
12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)
04/30/2013 - 12/31/2013	10.44	0.15	(1.06)	(0.91)	(0.07)	(0.06)	(0.07)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data(c)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.73	14.48%	$101,361	0.84%		0.86%		0.84%		0.86%		0.79%		508%
9.44	2.94	97,981	1.02	(c)	1.15	(c)	1.01	(c)	1.14	(c)	1.43		483
9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91		386
9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67		352
9.33	(6.12)	77,182	0.80		1.23		0.80		1.23		2.29		79

10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69		508
9.61	4.99	1,409	1.12	(d)	1.25	(d)	1.11	(d)	1.24	(d)	1.42		483
9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386
9.47	4.87	326	0.94		1.34		0.92		1.32		3.36		352
9.33	(8.65)	9	0.90	*	1.33	*	0.90	*	1.33	*	2.35	*	79

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$86,342
Investments in Affiliates	28,826
Financial Derivative Instruments
Exchange-traded or centrally cleared	8
Over the counter	89
Cash	1,718
Deposits with counterparty	2,519
Foreign currency, at value	69
Receivable for TBA investments sold	33,329
Interest and/or dividends receivable	195
Dividends receivable from Affiliates	52
Total Assets	153,147

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$400
Financial Derivative Instruments
Exchange-traded or centrally cleared	135
Over the counter	119
Payable for investments purchased	494
Payable for investments in Affiliates purchased	52
Payable for TBA investments purchased	48,953
Deposits from counterparty	10
Payable for Portfolio shares redeemed	4
Accrued investment advisory fees	56
Accrued supervisory and administrative fees	4
Accrued servicing fees	13
Other liabilities	1
Total Liabilities	50,241

Net Assets	$102,906

Net Assets Consist of:
Paid in capital	$91,377
Undistributed (overdistributed) net investment income	142
Accumulated undistributed net realized gain (loss)	10,456
Net unrealized appreciation (depreciation)	931

Net Assets	$102,906

Net Assets:
Administrative Class	$101,361
Advisor Class	1,545

Shares Issued and Outstanding:
Administrative Class	9,451
Advisor Class	141

Net Asset Value Per Share Outstanding:
Administrative Class	$10.73
Advisor Class	10.92

Cost of investments in securities	$86,482
Cost of investments in Affiliates	$28,733
Cost of foreign currency held	$69
Cost or premiums of financial derivative instruments, net	$(93)

* Includes repurchase agreements of:	$34,573

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$1,077
Dividends from Investments in Affiliates	582
Total Income	1,659

Expenses:
Investment advisory fees	669
Supervisory and administrative fees	51
Servicing fees - Administrative Class	150
Distribution and/or servicing fees - Advisor Class	4
Trustee fees	3
Interest expense	1
Miscellaneous expense	4
Total Expenses	882
Waiver and/or Reimbursement by PIMCO	(20)
Net Expenses	862

Net Investment Income (Loss)	797

Net Realized Gain (Loss):
Investments in securities	299
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	10,946
Over the counter financial derivative instruments	(521)
Foreign currency	(3)

Net Realized Gain (Loss)	10,722

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	569
Investments in Affiliates	111
Exchange-traded or centrally cleared financial derivative instruments	1,012
Over the counter financial derivative instruments	509
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation (Depreciation)	2,203

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,722

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$797	$1,410
Net realized gain (loss)	10,722	(446)
Net change in unrealized appreciation (depreciation)	2,203	2,022

Net Increase (Decrease) in Net Assets Resulting from Operations	13,722	2,986

Distributions to Shareholders:
From net investment income
Administrative Class	(716)	0
Advisor Class	(9)	0
Tax basis return of capital
Administrative Class	0	(742)
Advisor Class	0	(8)

Total Distributions(a)	(725)	(750)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(9,481)	(3,360)

Total Increase (Decrease) in Net Assets	3,516	(1,124)

Net Assets:
Beginning of year	99,390	100,514
End of year*	$102,906	$99,390

* Including undistributed (overdistributed) net investment income of:	$142	$539

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Balanced Allocation Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Castlelake Aircraft Securitization Trust
3.967% due 07/12/2024 «		$240	$242
Valeant Pharmaceuticals International, Inc.
4.940% (LIBOR03M + 3.500%) due 04/01/2022 ~		36	36

Total Loan Participations and Assignments (Cost $274)			278

CORPORATE BONDS & NOTES 3.7%

BANKING & FINANCE 2.6%
Barclays PLC
3.200% due 08/10/2021		200	201
BPCE S.A.
4.625% due 07/11/2024		100	105
Goldman Sachs Group, Inc.
2.788% (US0003M + 1.200%) due 09/15/2020 ~		300	306
HSBC Holdings PLC
3.600% due 05/25/2023		200	206
ING Bank NV
2.625% due 12/05/2022		100	100
ING Groep NV
3.150% due 03/29/2022		200	203
JPMorgan Chase & Co.
2.750% due 06/23/2020		300	303
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	150	189
Morgan Stanley
3.750% due 02/25/2023		$200	207
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		200	204
Santander UK PLC
5.000% due 11/07/2023		200	214
Wells Fargo & Co.
3.069% due 01/24/2023		300	302
3.450% due 02/13/2023		100	102

			2,642

INDUSTRIALS 0.6%
Cigna Corp.
4.500% due 03/15/2021		30	32
Dell International LLC
4.420% due 06/15/2021		100	104
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100	103
Petroleos Mexicanos
6.375% due 02/04/2021		100	109
Pioneer Natural Resources Co.
6.875% due 05/01/2018		60	61
Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200	197

			606

UTILITIES 0.5%
AT&T, Inc.
3.400% due 08/14/2024		200	201
Petrobras Global Finance BV
5.999% due 01/27/2028		116	117
Verizon Communications, Inc.
3.376% due 02/15/2025		199	200

			518

Total Corporate Bonds & Notes (Cost $3,723)			3,766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.2%
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032		$200	$230

PENNSYLVANIA 0.2%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.497% (US0003M + 0.130%) due 10/25/2036 ~		202	199

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		195	190

Total Municipal Bonds & Notes (Cost $611)			619

U.S. GOVERNMENT AGENCIES 17.3%
Fannie Mae
1.642% (LIBOR01M + 0.400%) due 11/25/2046 ~		577	578
1.692% (LIBOR01M + 0.450%) due 07/25/2046 ~		195	194
1.712% (LIBOR01M + 0.470%) due 09/25/2046 ~		246	246
3.488% (US0012M + 1.732%) due 05/01/2038 ~		321	338
3.500% due 11/01/2045 - 09/01/2046		820	843
Fannie Mae, TBA
3.000% due 01/01/2033 - 02/01/2048		4,000	4,050
3.500% due 03/01/2048		5,000	5,121
4.000% due 03/01/2048		2,400	2,504
Freddie Mac, TBA
3.500% due 02/01/2048		1,200	1,231
4.000% due 02/01/2048		2,600	2,716

Total U.S. Government Agencies (Cost $17,809)			17,821

U.S. TREASURY OBLIGATIONS 20.0%
U.S. Treasury Bonds
2.500% due 02/15/2046		3,280	3,119
2.750% due 08/15/2047		100	100
U.S. Treasury Notes
1.125% due 08/31/2021		10,100	9,758
1.500% due 08/15/2026		1,400	1,302
1.875% due 07/31/2022		1,600	1,578
1.875% due 08/31/2024		400	389
2.125% due 07/31/2024		700	692
2.125% due 09/30/2024		800	790
2.250% due 10/31/2024		400	398
2.250% due 02/15/2027 (f)		500	493
2.250% due 08/15/2027 (c)		400	394
2.250% due 11/15/2027		500	493
2.375% due 05/15/2027		1,100	1,097

Total U.S. Treasury Obligations (Cost $21,168)			20,603

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Deutsche ALT-B Securities, Inc.
6.000% due 10/25/2036		79	75
Grifonas Finance PLC
0.008% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	45	47
Marche Mutui SRL
1.919% (EUR003M + 2.250%) due 01/27/2064 ~		3	3
RAIT Trust
2.193% (LIBOR01M + 0.950%) due 06/15/2037 ~		$250	250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stonemont Portfolio Trust
2.351% (LIBOR01M + 0.850%) due 08/20/2030 ~		$200	$201

Total Non-Agency Mortgage-Backed Securities (Cost $554)			576

ASSET-BACKED SECURITIES 7.7%
Apidos CLO
2.337% (US0003M + 0.980%) due 01/19/2025 ~		250	250
Atrium CDO Corp.
2.203% (US0003M + 0.830%) due 04/22/2027 ~		250	251
Babson Euro CLO BV
0.491% (EUR003M + 0.820%) due 10/25/2029 ~	EUR	250	300
Bayview Opportunity Master Fund Trust
3.105% due 08/28/2032		$65	65
3.352% due 11/28/2032		100	100
3.475% due 04/28/2032 ~		41	41
Bowman Park CLO Ltd.
2.642% (US0003M + 1.180%) due 11/23/2025 ~		300	301
Carlyle Global Market Strategies CLO Ltd.
2.666% (US0003M + 1.250%) due 05/15/2025 ~		250	252
Catamaran CLO Ltd.
2.815% (US0003M + 1.190%) due 12/20/2023 ~		104	104
Cavalry CLO Ltd.
2.209% (US0003M + 0.850%) due 10/15/2026 ~		300	300
Citigroup Mortgage Loan Trust
1.682% (US0001M + 0.130%) due 08/25/2036 ~		413	409
Countrywide Asset-Backed Certificates
1.782% (US0001M + 0.230%) due 05/25/2037 ~		651	485
Dryden Senior Loan Fund
2.259% (US0003M + 0.900%) due 10/15/2027 ~		250	250
Fremont Home Loan Trust
1.702% (US0001M + 0.150%) due 10/25/2036 ~		481	252
Halcyon Loan Advisors Funding Ltd.
2.283% (US0003M + 0.920%) due 04/20/2027 ~		250	250
Harvest CLO DAC
0.630% (EUR003M + 0.630%) due 11/18/2029 ~	EUR	250	302
Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019		$200	200
Jamestown CLO Ltd.
2.049% (US0003M + 0.690%) due 07/15/2026 ~		250	250
2.499% (US0003M + 1.140%) due 01/15/2026 ~		250	251
JPMorgan Mortgage Acquisition Corp.
1.942% (US0001M + 0.390%) due 05/25/2035 ~		600	593
Jubilee CLO BV
0.471% (EUR003M + 0.800%) due 12/15/2029 ~	EUR	250	300
Lehman XS Trust
2.352% (US0001M + 0.800%) due 10/25/2035 ~		$44	44
Morgan Stanley ABS Capital, Inc. Trust
1.682% (US0001M + 0.130%) due 10/25/2036 ~		242	224
Navient Private Education Loan Trust
1.877% (US0001M + 0.400%) due 12/16/2058 ~		258	259

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Student Loan Trust
2.602% (US0001M + 1.050%) due 12/27/2066 ~	$183	$185
NewMark Capital Funding CLO Ltd.
2.555% (US0003M + 1.220%) due 06/30/2026 ~	250	250
OCP CLO Ltd.
2.846% (US0003M + 1.400%) due 11/22/2025 ~	250	252
OHA Loan Funding Ltd.
2.713% (US0003M + 1.350%) due 01/23/2027 ~	250	251
OneMain Financial Issuance Trust
2.370% due 09/14/2032	100	99
Pinnacle Park CLO Ltd.
2.619% (US0003M + 1.260%) due 04/15/2026 ~	250	251
SLM Student Loan Trust
2.138% (US0003M + 0.550%) due 12/15/2025 ~	245	246
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037	100	100
Vibrant CLO Ltd.
2.265% (US0003M + 0.900%) due 07/24/2024 ~	239	239

Total Asset-Backed Securities (Cost $7,570)		7,906

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 33.8%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.940% due 09/04/2018	$200	$200

REPURCHASE AGREEMENTS (b) 33.6%
		34,573

Total Short-Term Instruments (Cost $34,773)		34,773

Total Investments in Securities (Cost $86,482)		86,342

	SHARES
INVESTMENTS IN AFFILIATES 28.0%

MUTUAL FUNDS (a) 3.9%
PIMCO Income Fund	327,418	4,063

Total Mutual Funds (Cost $3,970)		4,063

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 24.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.1%
PIMCO Short-Term Floating NAV Portfolio III	2,505,128	$24,763

Total Short-Term Instruments (Cost $24,763)		24,763

Total Investments in Affiliates (Cost $28,733)		28,826

Total Investments 111.9% (Cost $115,215)		$115,168

Financial Derivative Instruments (d)(e) (0.2)%
(Cost or Premiums, net $(93))		(157)

Other Assets and Liabilities, net (11.7)%		(12,105)

Net Assets 100.0%		$102,906

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.850%	12/29/2017	01/02/2018	$20,300	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(15,835)	$20,300	$20,304
					U.S. Treasury Notes 2.000% due 04/30/2024	(4,901)
FICC	0.700	12/29/2017	01/02/2018	673	U.S. Treasury Notes 1.375% due 06/30/2023	(687)	673	673
RDR	1.850	12/29/2017	01/02/2018	13,600	U.S. Treasury Notes 2.000% due 11/15/2026	(13,900)	13,600	13,603

Total Repurchase Agreements						$(35,323)	$34,573	$34,580

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	1.470%	12/15/2017	02/08/2018	$(401)	$(400)

Total Sale-Buyback Transactions					$(400)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPG	$20,304	$0	$0	$20,304	$(20,736)	$(432)
FICC	673	0	0	673	(687)	(14)
RDR	13,603	0	0	13,603	(13,900)	(297)

Master Securities Forward Transaction Agreement
UBS	0	0	(400)	(400)	394	(6)

Total Borrowings and Other Financing Transactions	$34,580	$0	$(400)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$0	$(400)	$0	$(400)

Total Borrowings	$0	$0	$(400)	$0	$(400)

Payable for sale-buyback financing transactions					$(400)

(c)	Securities with an aggregate market value of $394 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(77) at a weighted average interest rate of 0.483%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2018	268	$35,858	$302	$0	$(131)
Mini MSCI EAFE Index March Futures	03/2018	252	25,773	386	3	0

				$688	$3	$(131)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2018	3	EUR	(559)	$2	$3	$0
U.S. Treasury 2-Year Note March Futures	03/2018	11	$	(2,355)	1	0	(1)

					$3	$3	$(1)

Total Futures Contracts					$691	$6	$(132)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	1.000%	Quarterly	12/20/2020	$4,500	$(23)	$116	$93	$1	$0
CDX.IG-29 5-Year Index	1.000	Quarterly	12/20/2022	100	2	0	2	0	0
CDX.HY-29 5-Year Index	5.000	Quarterly	12/20/2022	700	60	(1)	59	1	0

					$39	$115	$154	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/15/2023	$700	$(15)	$24	$9	$0	$(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	2,100	(44)	106	62	0	(2)

						$(59)	$130	$71	$0	$(3)

Total Swap Agreements						$(20)	$245	$225	$2	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$6	$2	$8	$0	$(132)		$(3)	$(135)

Cash of $2,519 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	499		$151	$0	$0
	01/2018	EUR	250		296	0	(4)
	01/2018		$153	BRL	499	0	(3)
	01/2018		95	MXN	1,795	0	(4)
	02/2018	AUD	420		$321	0	(7)
	02/2018		$101	ZAR	1,399	11	0
BPS	01/2018	EUR	679		$809	0	(5)
	03/2018	TWD	12,203		407	0	(8)
CBK	01/2018	EUR	10		12	0	0
	01/2018	RUB	1,266		22	0	0
GLM	01/2018	BRL	499		150	0	(1)
	01/2018		$151	BRL	499	0	0
	02/2018		149		499	1	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	03/2018	SGD	51		$37	$0	$(1)
JPM	01/2018		$101	TRY	403	5	0
	02/2018		96	JPY	10,800	1	0
MSB	03/2018		79	RUB	4,759	3	0
SCX	02/2018	ZAR	1,378		$102	0	(9)
	03/2018		$76	INR	5,029	2	0
UAG	03/2018	KRW	150,649		$134	0	(7)

Total Forward Foreign Currency Contracts						$23	$(49)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/29/2019	$ 1,000	$94	$55

Total Purchased Options							$94	$55

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	03/29/2019	$ 4,700	$(94)	$(68)

Total Written Options							$(94)	$(68)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2021	0.726%	$100	$(2)	$3	$1	$0
BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.674	500	(15)	20	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2021	0.726	100	(3)	4	1	0
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	100	(8)	8	0	0
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	200	(14)	13	0	(1)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	200	(14)	13	0	(1)
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.468	100	1	0	1	0
HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2021	0.726	200	(5)	7	2	0
JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	100	(7)	7	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2021	0.780	100	(6)	7	1	0

							$(73)	$82	$11	$(2)

Total Swap Agreements							$(73)	$82	$11	$(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$11	$0	$1	$12	$(18)	$0	$0	$(18)	$(6)	$0	$(6)
BPS	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
BRC	0	0	6	6	0	0	0	0	6	0	6
FBF	0	0	0	0	0	0	(1)	(1)	(1)	111	110
GLM	1	0	0	1	(1)	0	0	(1)	0	0	0
GST	0	0	1	1	0	0	(1)	(1)	0	0	0
HUS	0	0	2	2	(1)	0	0	(1)	1	0	1
JPM	6	0	1	7	0	0	0	0	7	0	7
MSB	3	0	0	3	0	0	0	0	3	0	3
MYC	0	55	0	55	0	(68)	0	(68)	(13)	(10)	(23)
SCX	2	0	0	2	(9)	0	0	(9)	(7)	0	(7)
UAG	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)

Total Over the Counter	$23	$55	$11	$89	$(49)	$(68)	$(2)	$(119)

(f)	Securities with an aggregate market value of $111 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$3	$0	$3	$6
Swap Agreements	0	2	0	0	0	2

	$0	$2	$3	$0	$3	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Purchased Options	0	0	0	0	55	55
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$23	$55	$89

	$0	$13	$3	$23	$58	$97

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$131	$0	$1	$132
Swap Agreements	0	0	0	0	3	3

	$0	$0	$131	$0	$4	$135

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49	$0	$49
Written Options	0	0	0	0	68	68
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$49	$68	$119

	$0	$2	$131	$49	$72	$254

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$10,873	$0	$(10)	$10,863
Swap Agreements	0	101	0	0	(18)	83

	$0	$101	$10,873	$0	$(28)	$10,946

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(592)	$0	$(592)
Purchased Options	0	0	0	0	(199)	(199)
Written Options	0	0	0	0	240	240
Swap Agreements	0	30	0	0	0	30

	$0	$30	$0	$(592)	$41	$(521)

	$0	$131	$10,873	$(592)	$13	$10,425

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$992	$0	$3	$995
Swap Agreements	0	4	0	0	13	17

	$0	$4	$992	$0	$16	$1,012

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$478	$0	$478
Purchased Options	0	0	0	0	104	104
Written Options	0	0	0	0	(141)	(141)
Swap Agreements	0	68	0	0	0	68

	$0	$68	$0	$478	$(37)	$509

	$0	$72	$992	$478	$(21)	$1,521

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$36	$242	$278
Corporate Bonds & Notes
Banking & Finance	0	2,642	0	2,642
Industrials	0	606	0	606
Utilities	0	518	0	518
Municipal Bonds & Notes
California	0	230	0	230
Pennsylvania	0	199	0	199
West Virginia	0	190	0	190

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
U.S. Government Agencies	$0	$17,821	$0	$17,821
U.S. Treasury Obligations	0	20,603	0	20,603
Non-Agency Mortgage-Backed Securities	0	576	0	576
Asset-Backed Securities	0	7,906	0	7,906
Short-Term Instruments
Certificates of Deposit	0	200	0	200
Repurchase Agreements	0	34,573	0	34,573

	$0	$86,100	$242	$86,342

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Mutual Funds	$4,063	$0	$0	$4,063
Short-Term Instruments
Central Funds Used for Cash Management Purposes	24,763	0	0	24,763

	$28,826	$0	$0	$28,826

Total Investments	$28,826	$86,100	$242	$115,168

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	2	0	8
Over the counter	0	89	0	89

	$6	$91	$0	$97

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(132)	$(3)	$0	$(135)
Over the counter	0	(119)	0	(119)

	$(132)	$(122)	$0	$(254)

Total Financial Derivative Instruments	$(126)	$(31)	$0	$(157)

Totals	$28,700	$86,069	$242	$115,011

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the

ANNUAL REPORT	DECEMBER 31, 2017	21

Notes to Financial Statements (Cont.)

Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and PIMCO Short Asset Portfolio (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Income Fund	$3,742	$212	$0	$0	$109	$4,063	$212	$0
PIMCO Short-Term Floating NAV Portfolio III	26,490	258,370	(260,100)	1	2	24,763	370	0
Totals	$30,232	$258,582	$(260,100)	$1	$111	$28,826	$582	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Acquired Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Acquired Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017, the amount was $18,094

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$262,205	$255,942	$8,129	$5,139

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	241	$2,463	778	$7,081
Advisor Class	3	38	41	378
Issued as reinvestment of distributions
Administrative Class	69	716	83	742
Advisor Class	1	9	1	8
Cost of shares redeemed
Administrative Class	(1,242)	(12,606)	(1,250)	(11,539)
Advisor Class	(10)	(101)	(3)	(30)
Net increase (decrease) resulting from Portfolio share transactions	(938)	$(9,481)	(350)	$(3,360)

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and the shareholders are a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Balanced Allocation Portfolio	$4,438	$6,940	$154	$(3)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, return of capital distributions from underlying funds, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Balanced Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Balanced Allocation Portfolio	$115,898	$853	$(696)	$157

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, return of capital distributions from underlying funds, and straddle loss deferrals.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Balanced Allocation Portfolio	$725	$0	$0	$0	$0	$750

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Balanced Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Balanced Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2017	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won	TRY	Turkish New Lira
BRL	Brazilian Real	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	RUB	Russian Ruble	USD (or $)	United States Dollar
INR	Indian Rupee	SGD	Singapore Dollar	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EUR006M	6 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index	US0012M	12 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Balanced Allocation Portfolio	0.00%	0.00%	$725	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	DECEMBER 31, 2017	41

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	DECEMBER 31, 2017	43

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

44	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2017	45

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

ANNUAL REPORT	DECEMBER 31, 2017	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

ANNUAL REPORT	DECEMBER 31, 2017	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2017	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT10AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO CommodityRealReturn® Strategy Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its

4	PIMCO VARIABLE INSURANCE TRUST

performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

U.S. Treasury Obligations	62.6%
Short-Term Instruments‡	16.1%
U.S. Government Agencies	5.8%
Sovereign Issues	5.3%
Asset-Backed Securities	5.1%
Corporate Bonds & Notes	3.9%
Non-Agency Mortgage- Backed Securities	1.1%
Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	2.40%	(9.33)%	—	(7.99)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	1.94%	—	—	(8.60)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	2.15%	(9.47)%	(5.19)%	(0.87)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	2.05%	(9.57)%	(5.29)%	(2.67)%
Bloomberg Commodity Index Total Return±	1.70%	(8.45)%	(6.83)%	(2.36)%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 1.17% for Institutional Class shares, 1.62% for Class M shares, 1.32% for Administrative Class shares, and 1.42% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to commodities contributed to absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return, posted positive returns over the reporting period.

»	Overweight exposure to certain commodity sectors, notably in petroleum, contributed to relative performance, as crude oil, measured by the Bloomberg WTI Crude Oil Subindex Total Return, posted gains.

»

Exposure to U.S. treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS 1-5 Year Index, posted positive returns.

»	Exposure to residential mortgage-backed securities benefited relative performance, as these securities posted positive returns.

»

Overweight exposure to 5-year U.S. nominal duration (or sensitivity to changes in market interest rates) over the latter half of the period detracted from relative performance, as 5-year interest rates rose.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,084.60	$7.53	$1,000.00	$1,017.85	$7.28	1.44%
Class M	1,000.00	1,082.00	9.86	1,000.00	1,015.59	9.55	1.89
Administrative Class	1,000.00	1,082.40	8.30	1,000.00	1,017.10	8.04	1.59
Advisor Class	1,000.00	1,081.10	8.82	1,000.00	1,016.60	8.54	1.69

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$7.84	$0.14	$(0.01)	$0.13	$(0.83)	$0.00	$(0.83)
12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)
12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	(0.20)
12/31/2014~	11.92	0.12	(2.30)	(2.18)	(0.06)	0.00	(0.06)
12/31/2013~	14.20	0.12	(2.16)	(2.04)	(0.24)	0.00	(0.24)
Class M
12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)
12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)
12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)
11/10/2014 - 12/31/2014~	11.18	0.08	(1.52)	(1.44)	(0.02)	0.00	(0.02)
Administrative Class
12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)
12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)
12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)
12/31/2014~	11.96	0.12	(2.32)	(2.20)	(0.04)	0.00	(0.04)
12/31/2013~	14.26	0.06	(2.14)	(2.08)	(0.22)	0.00	(0.22)
Advisor Class
12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)
12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)
12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)
12/31/2014~	12.10	0.10	(2.34)	(2.24)	(0.04)	0.00	(0.04)
12/31/2013~	14.42	0.06	(2.16)	(2.10)	(0.22)	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.14	2.40%	$2,883	1.25%		1.39%		0.74%		0.88%		1.92%		157%
7.84	15.22	2,813	1.03		1.17		0.74		0.88		1.82		206
6.89	(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162
9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151
11.92	(14.55)	1,252	0.82		0.94		0.74		0.86		0.92		57

7.12	1.94	524	1.70		1.84		1.19		1.33		1.50		157
7.83	14.62	526	1.48		1.62		1.19		1.33		3.27		206
6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162
9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

7.16	2.15	263,712	1.40		1.54		0.89		1.03		1.79		157
7.87	15.16	261,084	1.18		1.32		0.89		1.03		1.62		206
6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162
9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151
11.96	(14.70)	487,230	0.97		1.09		0.89		1.01		0.54		57

7.24	2.05	124,551	1.50		1.64		0.99		1.13		1.69		157
7.95	14.87	127,029	1.28		1.42		0.99		1.13		1.82		206
6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162
9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151
12.10	(14.71)	141,675	1.07		1.19		0.99		1.11		0.44		57

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$621,826
Investments in Affiliates	7,727
Financial Derivative Instruments
Exchange-traded or centrally cleared	477
Over the counter	19,129
Deposits with counterparty	3,098
Foreign currency, at value	455
Receivable for investments sold	262
Receivable for investments sold on a delayed-delivery basis	22,776
Receivable for TBA investments sold	81,842
Receivable for Portfolio shares sold	67
Interest and/or dividends receivable	1,789
Dividends receivable from Affiliates	6
Reimbursement receivable from PIMCO	48
Other assets	46
Total Assets	759,548

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$23,837
Payable for sale-buyback transactions	207,909
Payable for short sales	11,503
Financial Derivative Instruments
Exchange-traded or centrally cleared	505
Over the counter	3,482
Payable for investments purchased	321
Payable for investments in Affiliates purchased	1,006
Payable for TBA investments purchased	102,701
Deposits from counterparty	15,874
Payable for Portfolio shares redeemed	385
Accrued investment advisory fees	196
Accrued supervisory and administrative fees	97
Accrued distribution fees	27
Accrued servicing fees	33
Other liabilities	2
Total Liabilities	367,878

Net Assets	$391,670

Net Assets Consist of:
Paid in capital	$422,478
Undistributed (overdistributed) net investment income	(10,262)
Accumulated undistributed net realized gain (loss)	(35,817)
Net unrealized appreciation (depreciation)	15,271

Net Assets	$391,670

Net Assets:
Institutional Class	$2,883
Class M	524
Administrative Class	263,712
Advisor Class	124,551

Shares Issued and Outstanding:
Institutional Class	404
Class M	74
Administrative Class	36,825
Advisor Class	17,191

Net Asset Value Per Share Outstanding:
Institutional Class	$7.14
Class M	7.12
Administrative Class	7.16
Advisor Class	7.24

Cost of investments in securities	$622,114
Cost of investments in Affiliates	$7,724
Cost of foreign currency held	$690
Proceeds received on short sales	$11,471
Cost or premiums of financial derivative instruments, net	$362

* Includes repurchase agreements of:	$72,925

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$12,038
Dividends from Investments in Affiliates	46
Total Income	12,084

Expenses:
Investment advisory fees	2,222
Supervisory and administrative fees	1,096
Distribution and/or servicing fees - Class M	3
Servicing fees - Administrative Class	380
Distribution and/or servicing fees - Advisor Class	305
Trustee fees	10
Interest expense	1,929
Total Expenses	5,945
Waiver and/or Reimbursement by PIMCO	(519)
Net Expenses	5,426

Net Investment Income (Loss)	6,658

Net Realized Gain (Loss):
Investments in securities	(1,454)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	1,138
Over the counter financial derivative instruments	(12,911)
Short sales	6
Foreign currency	78

Net Realized Gain (Loss)	(13,141)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,887
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	(1,163)
Over the counter financial derivative instruments	14,209
Short sales	(45)
Foreign currency assets and liabilities	43

Net Change in Unrealized Appreciation (Depreciation)	14,934

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,451

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$6,658	$6,256
Net realized gain (loss)	(13,141)	34,859
Net change in unrealized appreciation (depreciation)	14,934	10,985

Net Increase (Decrease) in Net Assets Resulting from Operations	8,451	52,100

Distributions to Shareholders:
From net investment income
Institutional Class	(287)	(34)
Class M	(57)	(4)
Administrative Class	(28,472)	(2,789)
Advisor Class	(13,385)	(1,204)

Total Distributions(a)	(42,201)	(4,031)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	33,968	(7,535)

Total Increase (Decrease) in Net Assets	218	40,534

Net Assets:
Beginning of year	391,452	350,918
End of year*	$391,670	$391,452

* Including undistributed (overdistributed) net investment income of:	$(10,262)	$38,960

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$8,451

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(865,171)
Proceeds from sales of long-term securities	742,355
(Purchases) Proceeds from sales of short-term portfolio investments, net	10,535
(Increase) decrease in deposits with counterparty	(1,092)
(Increase) decrease in receivable for investments sold	(10,925)
(Increase) decrease in interest and/or dividends receivable	(740)
(Increase) decrease in dividends receivable from Affiliates	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(167)
Proceeds from (Payments on) over the counter financial derivative instruments	(12,692)
Increase (decrease) in payable for investments purchased	47,610
Increase (decrease) in deposits from counterparty	11,393
Increase (decrease) in accrued investment advisory fees	(13)
Increase (decrease) in accrued supervisory and administrative fees	(6)
Increase (decrease) in accrued distribution fees	(2)
Increase (decrease) in accrued servicing fees	(2)
Increase (Decrease) in reimbursement receivable from PIMCO	4
Proceeds from (Payments on) short sales transactions, net	9,420
Proceeds from (Payments on) foreign currency transactions	121
Increase (decrease) in other liabilities	20
Net Realized (Gain) Loss
Investments in securities	1,454
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,138)
Over the counter financial derivative instruments	12,911
Short sales	(6)
Foreign currency	(78)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,887)
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	1,163
Over the counter financial derivative instruments	(14,209)
Short sales	45
Foreign currency assets and liabilities	(43)
Net amortization (accretion) on investments	318

Net Cash Provided by (Used for) Operating Activities	(62,375)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	70,751
Payments on shares redeemed	(78,606)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	23,810
Payments on reverse repurchase agreements	27
Proceeds from sale-buyback transactions	3,053,594
Payments on sale-buyback transactions	(3,007,231)

Net Cash Received from (Used for) Financing Activities	62,345

Net Increase (Decrease) in Cash and Foreign Currency	(30)

Cash and Foreign Currency:
Beginning of year or period	485
End of year or period	$455

* Reinvestment of distributions	$42,201

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year or period	$2,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio had a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio's investments were not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 «~		$200	$198

Total Loan Participations and Assignments (Cost $194)			198

CORPORATE BONDS & NOTES 6.3%

BANKING & FINANCE 4.5%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		100	102
4.625% due 10/30/2020		100	105
Ally Financial, Inc.
3.250% due 02/13/2018		1,350	1,351
American Honda Finance Corp.
1.741% (US0003M + 0.350%) due 11/05/2021 ~		400	400
Bank of America N.A.
1.750% due 06/05/2018		2,000	1,999
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		1,100	1,136
Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,670
Dexia Credit Local S.A.
2.375% due 09/20/2022		700	693
Goldman Sachs Group, Inc.
2.788% (US0003M + 1.200%) due 09/15/2020 ~		1,400	1,427
2.876% due 10/31/2022 •		600	599
ING Bank NV
2.625% due 12/05/2022		500	501
John Deere Capital Corp.
1.948% (US0003M + 0.290%) due 06/22/2020 ~		1,200	1,202
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(f)(g)	GBP	200	285
Macquarie Bank Ltd.
1.686% (US0003M + 0.350%) due 04/04/2019 ~		$700	701
Mitsubishi UFJ Financial Group, Inc.
3.361% (US0003M + 1.880%) due 03/01/2021 ~		600	624
Navient Corp.
5.500% due 01/15/2019		400	408
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	244
State Bank of India
2.297% (US0003M + 0.950%) due 04/06/2020 ~		$800	802
Toronto-Dominion Bank
2.250% due 03/15/2021		800	796
UBS AG
1.835% (US0003M + 0.320%) due 12/07/2018 ~		900	901
2.103% (US0003M + 0.580%) due 06/08/2020 ~		1,000	1,005
Unibail-Rodamco SE
2.129% (US0003M + 0.770%) due 04/16/2019 ~		800	805

			17,756

INDUSTRIALS 0.9%
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~		600	603
Enbridge, Inc.
1.750% (US0003M + 0.400%) due 01/10/2020 ~		600	601
2.288% (US0003M + 0.700%) due 06/15/2020 ~		900	909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital America
2.000% due 07/01/2019		$200	$198
Spectra Energy Partners LP
2.195% (US0003M + 0.700%) due 06/05/2020 ~		200	201
Textron, Inc.
1.960% (US0003M + 0.550%) due 11/10/2020 ~		690	690
VMware, Inc.
2.950% due 08/21/2022		100	100

			3,302

UTILITIES 0.9%
AT&T, Inc.
2.309% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,116
5.150% due 02/14/2050		300	303
5.300% due 08/14/2058		100	101
Gazprom OAO Via Gaz Capital S.A.
4.625% due 10/15/2018	EUR	140	173
Petrobras Global Finance BV
5.999% due 01/27/2028		$233	234
6.125% due 01/17/2022		700	744
6.625% due 01/16/2034	GBP	100	147
8.375% due 12/10/2018		$100	105
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~		300	300
Southern Power Co.
2.175% (US0003M + 0.550%) due 12/20/2020 ~		300	301

			3,524

Total Corporate Bonds & Notes (Cost $24,343)			24,582

MUNICIPAL BONDS & NOTES 0.0%

SOUTH CAROLINA 0.0%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
1.621% (US0003M + 0.140%) due 12/01/2023 ~		187	187

Total Municipal Bonds & Notes (Cost $187)			187

U.S. GOVERNMENT AGENCIES 9.4%
Fannie Mae
1.902% (LIBOR01M + 0.350%) due 05/25/2042 ~		5	4
2.202% (12MTA + 1.200%) due 10/01/2044 ~		5	6
2.232% (LIBOR01M + 0.680%) due 02/25/2041 ~		387	394
2.954% (US0006M + 1.538%) due 01/01/2036 ~		51	54
3.347% due 05/25/2035 ~		33	35
3.384% (US0012M + 1.634%) due 07/01/2035 ~		19	19
3.401% (H15T1Y + 2.360%) due 11/01/2034 ~		24	25
3.530% (US0012M + 1.780%) due 11/01/2035 ~		16	17
Fannie Mae, TBA
3.000% due 01/01/2048		800	800
3.500% due 02/01/2033 - 01/01/2048		8,800	9,045
4.000% due 02/01/2048 - 03/01/2048		21,500	22,452
Freddie Mac
1.707% (LIBOR01M + 0.230%) due 02/15/2019 ~		1	1
1.812% (LIBOR01M + 0.260%) due 08/25/2031 ~		1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.927% (LIBOR01M + 0.450%) due 08/15/2033 - 09/15/2042 ~	$1,549	$1,558
2.202% (12MTA + 1.200%) due 02/25/2045 ~	63	64
3.176% (US0006M + 1.781%) due 07/01/2036 †~	137	144
3.237% (US0012M + 1.488%) due 09/01/2036 †~	127	131
3.272% (H15T1Y + 2.252%) due 01/01/2034 ~	6	6
3.428% (US0012M + 1.686%) due 10/01/2036 †~	68	71
Ginnie Mae
2.550% (US0012M + 0.750%) due 04/20/2067 ~	493	508
NCUA Guaranteed Notes
1.779% (LIBOR01M + 0.450%) due 10/07/2020 ~	345	346
1.963% (LIBOR01M + 0.560%) due 12/08/2020 ~	839	844
Small Business Administration
5.510% due 11/01/2027	187	198

Total U.S. Government Agencies (Cost $36,613)		36,723

U.S. TREASURY OBLIGATIONS 100.6%
U.S. Treasury Bonds
3.000% due 05/15/2045 †	80	84
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 †	7,469	7,462
0.125% due 04/15/2019 (i)	56,529	56,420
0.125% due 04/15/2020 (i)	73,489	73,369
0.125% due 04/15/2021 (i)	35,372	35,247
0.125% due 01/15/2022 (m)	850	847
0.125% due 07/15/2022 (i)	18,524	18,511
0.125% due 07/15/2024	6,264	6,196
0.125% due 07/15/2026 (m)	2,758	2,697
0.250% due 01/15/2025	6,186	6,137
0.375% due 07/15/2023 (i)	19,895	20,059
0.375% due 07/15/2025 (m)	3,859	3,869
0.375% due 07/15/2025 †	2,392	2,398
0.625% due 07/15/2021	4,281	4,366
0.625% due 01/15/2024	5,370	5,469
0.625% due 01/15/2026	1,972	2,006
0.625% due 02/15/2043 (m)	150	147
0.750% due 02/15/2045	2,200	2,217
0.875% due 02/15/2047	1,042	1,086
1.250% due 07/15/2020	17,916	18,506
1.375% due 07/15/2018	6,200	6,271
1.375% due 01/15/2020	5,310	5,451
1.375% due 02/15/2044 †	106	122
1.625% due 01/15/2018 (m)	471	471
1.625% due 01/15/2018 †	2,237	2,237
1.750% due 01/15/2028 (m)	3,791	4,267
1.875% due 07/15/2019 (k)	4,563	4,706
2.000% due 01/15/2026	4,464	5,026
2.125% due 01/15/2019 (m)	2,413	2,463
2.125% due 02/15/2040 (i)(m)	422	551
2.125% due 02/15/2041 (m)	991	1,302
2.375% due 01/15/2025 (i)	17,535	19,999
2.375% due 01/15/2027 (m)	122	143
2.500% due 01/15/2029 †	5,721	6,950
3.375% due 04/15/2032	581	805
3.875% due 04/15/2029 (i)(m)	882	1,205
3.875% due 04/15/2029 †	150	205
U.S. Treasury Notes
1.875% due 02/28/2022 (i)	23,900	23,643
2.000% due 05/31/2024 (i)	900	883
2.000% due 02/15/2025 (i)	2,610	2,551
2.125% due 03/31/2024 (i)	1,000	990
2.250% due 11/15/2024 (i)(m)	500	497
2.500% due 05/15/2024 (i)	2,340	2,366
2.750% due 02/15/2024 (i)(m)	33,100	33,968

Total U.S. Treasury Obligations (Cost $396,167)		394,165

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%
Alliance Bancorp Trust
1.792% (US0001M + 0.240%) due 07/25/2037 ~		$248	$204
Banc of America Mortgage Trust
3.693% due 11/25/2035 ^~		25	23
3.747% due 11/25/2034 ~		37	37
3.781% due 06/25/2035 ~		84	80
BCAP LLC Trust
5.250% due 08/26/2037 ~		421	434
Bear Stearns Adjustable Rate Mortgage Trust
3.427% due 03/25/2035 ~		64	63
3.682% due 01/25/2035 ~		217	216
3.703% due 07/25/2036 ^~		82	80
Citigroup Mortgage Loan Trust
3.674% due 09/25/2037 ^~		351	332
Countrywide Alternative Loan Trust
1.696% (US0001M + 0.195%) due 12/20/2046 ^~		1,273	1,090
6.000% due 02/25/2037 ^		196	136
Countrywide Home Loan Mortgage Pass-Through Trust
3.456% due 08/25/2034 ^~		22	21
3.702% due 11/19/2033 ~		2	2
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	415	557
First Horizon Alternative Mortgage Securities Trust
3.327% due 06/25/2034 ~		$10	10
6.000% due 02/25/2037		69	56
GreenPoint Mortgage Funding Trust
1.822% (US0001M + 0.270%) due 11/25/2045 ~		10	9
GS Mortgage Securities Trust
3.849% due 12/10/2043		312	319
GSR Mortgage Loan Trust
3.857% due 01/25/2035 ~		38	37
HarborView Mortgage Loan Trust
1.735% (LIBOR01M + 0.240%) due 03/19/2036 ~		48	40
HomeBanc Mortgage Trust
1.882% (US0001M + 0.330%) due 10/25/2035 ~		90	90
IndyMac Mortgage Loan Trust
3.778% due 11/25/2035 ^~		64	61
JPMorgan Mortgage Trust
3.663% due 02/25/2035 ~		82	82
3.686% due 07/25/2035 ~		39	40
3.748% due 08/25/2035 ~		58	58
Marche Mutui SRL
1.919% (EUR003M + 2.250%) due 01/27/2064 ~	EUR	7	9
MASTR Adjustable Rate Mortgages Trust
3.465% due 11/21/2034 ~		$28	28
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.217% (US0001M + 0.740%) due 09/15/2030 ~		126	125
Residential Accredit Loans, Inc. Trust
2.423% (12MTA + 1.360%) due 09/25/2045 ~		128	123
Residential Asset Securitization Trust
1.952% (US0001M + 0.400%) due 05/25/2035 ~		101	88
Sequoia Mortgage Trust
1.701% (US0001M + 0.200%) due 07/20/2036 ~		260	250
Structured Adjustable Rate Mortgage Loan Trust
2.532% (12MTA + 1.400%) due 01/25/2035 ~		12	12
3.473% due 02/25/2034 ~		15	15
3.642% due 12/25/2034 ~		24	23
Structured Asset Mortgage Investments Trust
1.762% (US0001M + 0.210%) due 04/25/2036 ~		18	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.155% (US0001M + 0.660%) due 10/19/2034 ~		$18	$18
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,554
WaMu Mortgage Pass-Through Certificates Trust
1.833% (12MTA + 0.770%) due 05/25/2047 ~		227	219
3.375% due 12/25/2035 ~		148	137
3.470% due 08/25/2035 ~		21	20
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		20	17
Wells Fargo Mortgage-Backed Securities Trust
3.124% due 06/25/2033 ~		53	54
3.628% due 03/25/2036 ^~		119	116

Total Non-Agency Mortgage-Backed Securities (Cost $6,361)			6,901

ASSET-BACKED SECURITIES 8.1%
Argent Mortgage Loan Trust
1.792% (LIBOR01M + 0.240%) due 05/25/2035 ~		121	110
Argent Securities Trust
1.702% (US0001M + 0.150%) due 07/25/2036 ~		443	376
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~		183	184
Atrium CDO Corp.
2.203% (US0003M + 0.830%) due 04/22/2027 ~		400	401
Black Diamond CLO Designated Activity Co.
1.000% (EUR003M + 0.650%) due 10/03/2029 ~(a)	EUR	350	420
Catamaran CLO Ltd.
2.363% (US0003M + 0.850%) due 01/27/2028 ~		$600	600
CIFC Funding Ltd.
2.438% (US0003M + 0.780%) due 04/15/2027 ~		640	640
CIT Mortgage Loan Trust
2.902% (LIBOR01M + 1.350%) due 10/25/2037 ~		807	812
Citigroup Mortgage Loan Trust
1.782% (US0001M + 0.230%) due 12/25/2036 ~		56	42
Citigroup Mortgage Loan Trust, Inc.
1.882% (US0001M + 0.330%) due 10/25/2036 ~		400	355
CoreVest American Finance Trust
2.968% due 10/15/2049		200	199
Countrywide Asset-Backed Certificates
1.802% (US0001M + 0.250%) due 03/25/2037 ~		200	183
3.990% due 04/25/2036 ~		22	22
Credit Suisse Mortgage Capital Certificates
4.500% due 03/25/2021		429	434
Credit-Based Asset Servicing and Securitization LLC
1.357% (LIBOR01M + 0.120%) due 07/25/2037 ~		15	10
Flagship Ltd.
2.483% (US0003M + 1.120%) due 01/20/2026 ~		800	804
Fortress Credit BSL Ltd.
2.507% (US0003M + 1.150%) due 10/19/2025 ~		500	500
Fremont Home Loan Trust
1.687% (US0001M + 0.135%) due 10/25/2036 ~		159	144
GSAMP Trust
1.622% (US0001M + 0.070%) due 12/25/2036 ~		61	33
2.527% (US0001M + 0.975%) due 03/25/2035 ^~		146	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcyon Loan Advisors Funding Ltd.
2.283% (US0003M + 0.920%) due 04/20/2027 ~		$300	$300
Hildene CLO Ltd.
2.503% (US0003M + 1.150%) due 01/17/2026 ~		1,900	1,910
IndyMac Mortgage Loan Trust
1.622% (US0001M + 0.070%) due 07/25/2036 ~		297	142
Jamestown CLO Ltd.
2.049% (US0003M + 0.690%) due 07/15/2026 ~		800	799
2.197% (US0003M + 0.830%) due 07/25/2027 ~		250	250
2.573% (US0003M + 1.220%) due 01/17/2027 ~		1,000	1,003
Jubilee CLO BV
0.471% (EUR003M + 0.800%) due 12/15/2029 ~	EUR	1,950	2,339
Lehman XS Trust
1.712% (US0001M + 0.160%) due 05/25/2036 ~		$192	190
5.227% due 06/25/2036		150	147
Marathon CLO Ltd.
2.311% (US0003M + 0.870%) due 11/21/2027 ~		1,920	1,919
Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036		877	414
6.000% due 07/25/2047 ^~		101	81
MP CLO Ltd.
2.370% (US0003M + 0.840%) due 04/18/2027 ~		660	660
Navient Student Loan Trust
2.702% (US0001M + 1.150%) due 03/25/2066 ~		619	634
OCP CLO Ltd.
2.159% (US0003M + 0.800%) due 07/15/2027 ~		300	300
2.191% (US0003M + 0.820%) due 10/26/2027 ~		1,020	1,021
OneMain Financial Issuance Trust
2.470% due 09/18/2024		35	35
Renaissance Home Equity Loan Trust
2.652% (US0001M + 1.100%) due 09/25/2037 ~		1,119	657
Residential Asset Securities Corp. Trust
1.882% (US0001M + 0.330%) due 04/25/2036 ~		200	196
Securitized Asset-Backed Receivables LLC Trust
1.802% (US0001M + 0.250%) due 05/25/2036 ~		653	401
SLM Private Education Loan Trust
1.850% due 06/17/2030		342	340
3.727% (US0001M + 2.250%) due 06/16/2042 ~		220	228
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	18	22
0.000% due 01/25/2024 •		341	410
0.000% due 06/17/2024 •		117	140
1.407% (US0003M + 0.040%) due 04/25/2019 ~		$771	769
2.867% (US0003M + 1.500%) due 04/25/2023 ~		1,911	1,957
SoFi Professional Loan Program LLC
2.050% due 01/25/2041		780	778
Sound Point CLO Ltd.
2.219% (US0003M + 0.860%) due 04/15/2027 ~		800	801
Structured Asset Securities Corp. Mortgage Loan Trust
2.861% (US0001M + 1.500%) due 04/25/2035 ~		230	226
Symphony CLO LP
2.450% (US0003M + 1.100%) due 01/09/2023 ~		377	378

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THL Credit Wind River CLO Ltd.
2.235% (US0003M + 0.870%) due 10/15/2027 ~		$500	$500
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037		160	160
Venture CLO Ltd.
2.179% (US0003M + 0.820%) due 04/16/2027 ~		940	940
2.239% (US0003M + 0.880%) due 07/15/2027 ~		400	400
Vibrant CLO Ltd.
2.265% (US0003M + 0.900%) due 07/24/2024 ~		957	957
VOLT LLC
3.125% due 09/25/2047		481	481
3.250% due 04/25/2059		203	204
3.500% due 03/25/2047		74	75
Voya CLO Ltd.
2.236% (US0003M + 0.720%) due 07/25/2026 ~		700	700
WhiteHorse Ltd.
2.581% (US0003M + 1.200%) due 02/03/2025 ~		933	936
Z Capital Credit Partners CLO Ltd.
1.000% (US0003M + 0.950%) due 07/16/2027 ~(a)		710	710

Total Asset-Backed Securities (Cost $31,611)			31,898

SOVEREIGN ISSUES 8.5%
Argentina Government International Bond
6.875% due 01/26/2027		1,100	1,203
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,533	82
28.750% (ARPP7DRR) due 06/21/2020 ~		10,800	616
Australia Government International Bond
3.000% due 09/20/2025 (e)	AUD	961	879
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	128
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (c)	BRL	1,100	326
0.000% due 07/01/2018 (c)		40,100	11,712
Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	894	954
Development Bank of Japan, Inc.
2.125% due 09/01/2022		$300	294
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (e)	EUR	199	253
Japan Bank for International Cooperation
2.375% due 07/21/2022		$200	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Japan Government International Bond
0.100% due 03/10/2027 (e)	JPY	342,428	$3,240
Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	406
New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	2,666	1,984
Republic of Germany
4.000% due 01/04/2018	EUR	340	408
United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	5,165	8,216
0.125% due 03/22/2046 (e)		837	1,838
0.125% due 11/22/2056 (e)		42	109
0.125% due 11/22/2065 (e)		30	91
4.250% due 12/07/2027		300	521

Total Sovereign Issues (Cost $33,113)			33,457

SHORT-TERM INSTRUMENTS 23.9%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.892% due 05/17/2018		$1,000	1,001
1.940% due 09/04/2018		1,400	1,400
2.060% due 03/16/2018		1,000	1,001

			3,402

COMMERCIAL PAPER 1.0%
Bank of Montreal
1.235% due 01/05/2018	CAD	700	557
1.272% due 01/15/2018		900	716
1.285% due 01/17/2018		300	238
Bank of Nova Scotia
1.197% due 01/08/2018		100	80
HSBC Bank Canada
1.245% due 01/08/2018		200	159
1.318% due 01/17/2018		286	227
Royal Bank of Canada
1.240% due 01/08/2018		300	239
1.260% due 01/11/2018		200	159
1.308% due 01/22/2018		500	397
Toronto Dominion Bank
1.226% due 01/08/2018		800	636
1.227% due 01/05/2018		400	318

			3,726

REPURCHASE AGREEMENTS (h) 18.6%
			72,925

ARGENTINA TREASURY BILLS 0.3%
24.400% due 03/16/2018 - 11/16/2018 (b)(c)	ARS	7,340	1,313

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE TREASURY BILLS 0.1%
(1.065)% due 01/31/2018 (c)(d)	EUR	460	$552

GREECE TREASURY BILLS 0.8%
1.722% due 02/09/2018 - 03/16/2018 (b)(c)		2,600	3,112

JAPAN TREASURY BILLS 1.4%
(0.244)% due 01/22/2018 - 04/05/2018 (b)(c)	JPY	605,200	5,373

U.K. TREASURY BILLS 0.5%
0.032% due 01/29/2018 (b)(c)	GBP	1,580	2,133

U.S. TREASURY BILLS 0.3%
1.162% due 01/04/2018 - 03/01/2018 †(b)(c)(i)(m)		$1,180	1,179

Total Short-Term Instruments (Cost $93,525)			93,715

Total Investments in Securities (Cost $622,114)			621,826

		SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio III		781,646	7,727

Total Short-Term Instruments (Cost $7,724)			7,727

Total Investments in Affiliates (Cost $7,724)			7,727

Total Investments 160.7% (Cost $629,838)			$629,553

Financial Derivative Instruments (j)(l) 4.0% (Cost or Premiums, net $362)			15,619

Other Assets and Liabilities, net (64.7)%			(253,502)

Net Assets 100.0%			$391,670

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.850	% †	12/29/2017	01/02/2018	$27,200	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(22,885)	$27,200	$27,206
						U.S. Treasury Notes 2.000% due 04/30/2024	(4,900)
FICC	0.700		12/29/2017	01/02/2018	219	U.S. Treasury Notes 1.375% due 06/30/2023	(226)	219	219
JPS	1.810	†	12/29/2017	01/02/2018	22,400	Ginnie Mae 3.500% due 12/20/2047	(23,153)	22,400	22,404
SSB	0.400	†	12/29/2017	01/02/2018	3,406	U.S. Treasury Notes 3.375% due 11/15/2019(2)	(3,476)	3,406	3,406
TDM	1.800	†	12/29/2017	01/02/2018	19,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(20,208)	19,700	19,704

Total Repurchase Agreements							$(74,848)	$72,925	$72,939

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	1.550%	12/07/2017	02/05/2018	$(23,810)	$(23,837)

Total Reverse Repurchase Agreements					$(23,837)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.550%	12/05/2017	01/05/2018	$(1,687)	$(1,687)
	1.650	12/12/2017	01/12/2018	(2,177)	(2,176)
BPG	1.430	11/09/2017	02/09/2018	(1,044)	(1,043)
TDM	1.290	10/17/2017	01/12/2018	(728)	(728)
	1.300	10/26/2017	01/12/2018	(3,114)	(3,113)
	1.300	11/01/2017	01/26/2018	(119,671)	(119,568)
	1.370	11/07/2017	01/29/2018	(1,044)	(1,043)
	1.370	11/08/2017	01/08/2018	(8,137)	(8,135)
	1.380	11/10/2017	01/10/2018	(3,649)	(3,648)
	1.440	11/21/2017	02/21/2018	(26,452)	(26,399)
	1.440	11/22/2017	01/12/2018	(2,031)	(2,030)
	1.480	11/28/2017	01/09/2018	(2,709)	(2,708)
	1.490	12/04/2017	01/04/2018	(643)	(643)
	1.560	12/07/2017	01/18/2018	(1,265)	(1,264)
UBS	1.260	10/06/2017	01/05/2018	(19,954)	(19,952)
	1.270	10/10/2017	01/09/2018	(12,658)	(12,655)
	1.470	12/05/2017	01/30/2018	(1,119)	(1,117)

Total Sale-Buyback Transactions					$(207,909)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.9)%
Fannie Mae, TBA	3.000%	01/01/2048	$11,500	$(11,471)	$(11,503)

Total Short Sales (2.9)%				$(11,471)	$(11,503)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO CommodityRealReturn® Strategy Portfolio
Global/Master Repurchase Agreement
BOM	$0	$(23,837)	$0	$(23,837)	$23,642	$(195)
FICC	219	0	0	219	(226)	(7)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,863)	(3,863)	3,849	(14)
BPG	0	0	(1,043)	(1,043)	1,037	(6)
TDM	0	0	(169,279)	(169,279)	169,319	40
UBS	0	0	(33,724)	(33,724)	33,465	(259)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	27,206	0	0	27,206	(27,785)	(579)
JPS	22,404	0	0	22,404	(23,153)	(749)
SSB	3,406	0	0	3,406	(3,476)	(70)
TDM	19,704	0	0	19,704	(20,208)	(504)

Total Borrowings and Other Financing Transactions	$72,939	$(23,837)	$(207,909)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$(23,837)	$0	$(23,837)

Total	$0	$0	$(23,837)	$0	$(23,837)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(180,467)	(27,442)	0	(207,909)

Total	$0	$(180,467)	$(27,442)	$0	$(207,909)

Total Borrowings	$0	$(180,467)	$(51,279)	$0	$(231,746)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(231,746)

(i)	Securities with an aggregate market value of $231,314 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(162,708) at a weighted average interest rate of 1.116%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(173) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - NYMEX Natural Gas April Futures †	$3.000	03/26/2018	6	60,000	$13	$ 6
Call - NYMEX Natural Gas April Futures †	3.020	03/26/2018	1	10,000	2	1
Call - NYMEX Natural Gas April Futures †	3.050	03/26/2018	1	10,000	2	1
Call - NYMEX Natural Gas Calendar Spread March Futures †	0.500	02/23/2018	2	20,000	7	1
Call - NYMEX Natural Gas Calendar Spread March Futures †	1.000	02/23/2018	10	100,000	25	4
Call - NYMEX WTI-Brent Crude Spread December Futures †	2.000	10/30/2018	4	4,000	2	0

					$51	$ 13

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$121.500	02/23/2018	156	$156	$2	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/23/2018	199	199	2	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.500	02/23/2018	4	4	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/23/2018	1	1	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	183.000	02/23/2018	128	128	1	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	184.000	02/23/2018	29	29	0	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	195	488	19	26

					$24	$27

Total Purchased Options					$75	$40

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude February Futures †	$60.000	01/17/2018	12	12,000	$(9)	$ (14)
Put - NYMEX Crude November Futures †	45.000	10/17/2018	2	2,000	(6)	(2)
Call - NYMEX Natural Gas Calendar Spread March Futures †	0.750	02/23/2018	20	200,000	(59)	(11)
Put - NYMEX Natural Gas February Futures †	2.500	01/26/2018	1	10,000	0	0
Put - NYMEX Natural Gas May Futures †	2.400	04/25/2018	5	50,000	(3)	(3)
Put - NYMEX Natural Gas May Futures †	2.450	04/25/2018	9	90,000	(9)	(6)
Put - NYMEX Natural Gas May Futures †	2.500	04/25/2018	5	50,000	(5)	(4)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2018	4	4,000	(5)	0
Put - NYMEX WTI-Brent Crude Spread June Futures †	2.000	04/27/2018	2	2,000	(2)	(8)
Put - NYMEX WTI-Brent Crude Spread June Futures †	3.000	04/27/2018	1	1,000	0	(3)
Call - NYMEX WTI-Brent Crude Spread March Futures †	3.500	01/30/2018	3	3,000	(1)	0
Put - NYMEX WTI-Brent Crude Spread March Futures †	6.500	01/30/2018	3	3,000	0	(1)

					$(99)	$ (52)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$123.500	01/26/2018	10	$10	$(3)	$(3)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/26/2018	10	10	(4)	(5)
Call - CBOT U.S. Treasury 10-Year Note February Futures	125.000	01/26/2018	10	10	(4)	(1)
Call - CBOT U.S. Treasury 10-Year Note March Futures	124.500	02/23/2018	11	11	(4)	(5)
Call - CBOT U.S. Treasury 30-Year Bond March Futures	154.000	02/23/2018	7	7	(9)	(9)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	195	488	(22)	(1)

					$(46)	$(24)

Total Written Options					$(145)	$(76)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent (ICE) Dubai Futures August Futures †	08/2018	6	$	13	$2	$0	$0
Brent (ICE) Dubai Futures December Futures †	12/2018	6		13	2	0	0
Brent (ICE) Dubai Futures July Futures †	07/2018	6		14	2	0	0
Brent (ICE) Dubai Futures November Futures †	11/2018	6		13	2	0	0
Brent (ICE) Dubai Futures October Futures †	10/2018	6		13	2	0	0
Brent (ICE) Dubai Futures September Futures †	09/2018	6		13	2	0	0
Brent Crude April Futures †	02/2018	16		1,063	47	11	0
Brent Crude December Futures †	10/2018	17		1,082	48	8	0
Brent Crude December Futures †	10/2019	53		3,189	369	0	(1)
Brent Crude December Futures †	10/2020	9		525	7	0	(3)
Brent Crude May Futures †	03/2018	6		397	9	3	0
Brent Crude November Futures †	09/2018	6		384	12	2	0
Brent Crude October Futures †	08/2018	11		708	33	5	0
Chicago Ethanol (Platts) April Futures †	04/2018	3		178	(2)	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Chicago Ethanol (Platts) June Futures †	06/2018	3		$182	$2	$1	$0
Chicago Ethanol (Platts) May Futures †	05/2018	3		181	1	1	0
Copper March Futures †	03/2018	10		1,812	110	0	0
Copper May Futures †	05/2018	2		166	9	0	0
Corn December Futures †	12/2018	28		538	(16)	0	(2)
Cotton No. 2 May Futures †	05/2018	4		158	14	0	0
Euro-Bund 10-Year Bond March Futures	03/2018	6	EUR	1,164	(9)	0	(5)
Gas Oil December Futures †	12/2018	58		$3,278	405	0	(33)
Gas Oil May Futures †	05/2018	3		177	9	1	0
Gold 100 oz. December Futures †	12/2018	5		666	30	6	0
Hard Red Winter Wheat July Futures †	07/2018	2		46	(3)	0	0
Hard Red Winter Wheat March Futures †	03/2018	5		107	(20)	0	0
Hard Red Winter Wheat May Futures †	05/2018	7		154	(2)	0	0
Henry Hub Natural Gas Swap April Futures †	03/2018	36		247	(1)	2	0
Henry Hub Natural Gas Swap August Futures †	07/2018	8		56	(3)	1	0
Henry Hub Natural Gas Swap December Futures †	11/2018	8		60	1	1	0
Henry Hub Natural Gas Swap February Futures †	01/2018	8		59	(6)	1	0
Henry Hub Natural Gas Swap July Futures †	06/2018	8		56	(3)	1	0
Henry Hub Natural Gas Swap June Futures †	05/2018	8		55	(4)	1	0
Henry Hub Natural Gas Swap May Futures †	04/2018	8		55	(4)	1	0
Henry Hub Natural Gas Swap November Futures †	10/2018	8		57	(2)	0	0
Henry Hub Natural Gas Swap October Futures †	09/2018	8		56	(3)	0	0
Henry Hub Natural Gas Swap September Futures †	08/2018	8		56	(3)	0	0
Lead May Futures †	05/2018	2		125	(1)	0	0
Live Cattle August Futures †	08/2018	1		44	(2)	0	0
Natural Gas February Futures †	01/2019	5		153	(8)	1	0
Natural Gas March Futures †	02/2018	28		814	(36)	7	(1)
Natural Gas October Futures †	09/2018	62		1,743	(32)	15	0
New York Harbor ULSD March Futures †	02/2018	3		258	14	2	0
New York Harbor ULSD May Futures †	04/2018	2		167	8	1	0
New York Harbor ULSD September Futures †	08/2018	3		247	12	1	0
Platinum April Futures †	04/2018	7		328	14	2	0
Put Options Strike @ EUR 153.000 on Euro-Bund 10-Year Bond March Futures	02/2018	28	EUR	0	0	0	0
Put Options Strike @ USD 46.000 on Brent Crude December Futures †	10/2018	2		$1	(6)	0	0
RBOB Gasoline April Futures †	03/2018	9		753	20	3	0
RBOB Gasoline May Futures †	04/2018	3		252	8	1	0
Soybean Oil December Futures †	12/2018	7		140	(7)	2	0
Soybean Oil May Futures †	05/2018	4		80	(3)	1	0
U.S. Treasury 10-Year Note March Futures †	03/2018	174		21,584	(107)	35	0
White Sugar March Futures †	02/2018	17		335	19	1	0
WTI Crude August Futures †	07/2018	4		238	23	2	0
WTI Crude December Futures †	11/2018	7		406	17	3	0
WTI Crude February Futures †	01/2018	6		363	11	3	0
WTI Crude July Futures †	06/2018	6		359	57	3	0
WTI Crude June Futures †	05/2018	3		180	2	2	0
WTI Crude June Futures †	05/2019	66		3,713	309	19	0
WTI Crude June Futures †	05/2020	4		215	8	0	0
WTI Crude March Futures †	02/2018	11		665	34	6	0
WTI Crude March Futures †	02/2020	7		380	18	1	0
WTI Crude October Futures †	09/2018	12		705	16	3	0
WTI Crude September Futures †	08/2018	26		1,536	155	11	0
WTI Crude September Futures †	08/2019	7		388	20	2	0
Zinc May Futures †	05/2018	2		166	8	0	0

					$1,608	$175	$(45)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures †	05/2018	4	$(228)	$(16)	$0	$0
Arabica Coffee May Futures †	05/2018	3	(145)	2	0	(2)
Brent Crude August Futures †	06/2018	12	(781)	(26)	0	(5)
Brent Crude December Futures †	10/2021	8	(460)	(16)	5	0
Brent Crude July Futures †	05/2018	21	(1,375)	(66)	0	(12)
Brent Crude June Futures †	04/2018	3	(197)	(2)	0	(3)
Brent Crude June Futures †	04/2019	2	(123)	(5)	0	(1)
Brent Crude June Futures †	05/2020	34	(2,011)	(169)	6	0
Brent Crude June Futures †	04/2021	6	(348)	(17)	3	0
Brent Crude March Futures †	01/2018	11	(736)	(45)	0	(8)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent Crude March Futures †	01/2019	10		$(626)	$(110)	$0	$(3)
Brent Crude September Futures †	07/2018	26		(1,684)	(82)	0	(12)
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond March Futures	02/2018	28	EUR	(3)	11	2	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond March Futures	02/2018	22		(2)	8	1	0
Call Options Strike @ USD 67.500 on Brent Crude April Futures †	02/2018	12		$(17)	(9)	0	(3)
Cocoa May Futures †	05/2018	8		(151)	14	1	0
Copper March Futures †	03/2018	22		(1,815)	(115)	4	0
Corn May Futures †	05/2018	31		(556)	6	2	0
Corn September Futures †	09/2018	13		(244)	9	1	0
Euro-OAT France Government 10-Year Bond March Futures	03/2018	35	EUR	(6,517)	73	35	0
Gas Oil June Futures †	06/2018	29		$(1,697)	(173)	0	(6)
Gas Oil June Futures †	06/2019	29		(1,608)	(188)	20	0
Gold 100 oz. February Futures †	02/2018	5		(655)	(12)	0	(6)
Henry Hub Natural Gas April Futures †	04/2018	8		(55)	5	0	(1)
Henry Hub Natural Gas August Futures †	07/2018	8		(56)	3	0	(1)
Henry Hub Natural Gas December Futures †	11/2018	8		(60)	0	0	(1)
Henry Hub Natural Gas February Futures †	01/2018	8		(59)	1	0	(1)
Henry Hub Natural Gas July Futures †	06/2018	8		(56)	3	0	(1)
Henry Hub Natural Gas June Futures †	05/2018	8		(55)	4	0	(1)
Henry Hub Natural Gas March Futures †	02/2018	8		(58)	1	0	(1)
Henry Hub Natural Gas May Futures †	04/2018	8		(55)	5	0	(1)
Henry Hub Natural Gas November Futures †	10/2018	8		(57)	2	0	0
Henry Hub Natural Gas October Futures †	09/2018	8		(56)	3	0	0
Henry Hub Natural Gas September Futures †	08/2018	8		(56)	4	0	0
Henry Hub Natural Gas Swap March Futures †	02/2018	20		(145)	14	0	(1)
Japan Government 10-Year Bond March Futures	03/2018	6	JPY	(8,029)	5	0	(5)
Live Cattle June Futures †	06/2018	1		$(45)	2	0	0
Natural Gas April Futures †	03/2018	36		(990)	63	0	(10)
Natural Gas February Futures †	01/2018	18		(532)	(34)	1	(6)
Natural Gas January Futures †	12/2018	5		(154)	9	0	(1)
Natural Gas May Futures †	04/2018	38		(1,042)	15	0	(9)
New York Harbor ULSD June Futures †	05/2018	6		(499)	(21)	0	(3)
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond March Futures	02/2018	22	EUR	(24)	(11)	0	(6)
RBOB Gasoline March Futures †	02/2018	11		$(838)	(19)	0	(1)
Soybean May Futures †	05/2018	4		(195)	6	0	(1)
Soybean Meal March Futures †	03/2018	3		(95)	3	0	0
Soybean November Futures †	11/2018	6		(293)	8	0	(1)
Soybean Oil March Futures †	03/2018	6		(120)	0	0	(2)
Sugar No. 11 March Futures †	02/2018	17		(289)	(14)	0	(3)
Sugar No. 11 May Futures †	04/2018	9		(151)	(3)	0	(1)
U.S. Treasury 5-Year Note March Futures	03/2018	156		(18,122)	88	0	(15)
U.S. Treasury 30-Year Bond March Futures	03/2018	150		(22,950)	30	0	(42)
United Kingdom Long Gilt March Futures	03/2018	47	GBP	(7,942)	(55)	17	(6)
Wheat July Futures †	07/2018	2		$(45)	3	0	0
Wheat March Futures †	03/2018	4		(85)	14	0	0
Wheat May Futures †	05/2018	8		(176)	3	0	0
WTI Crude April Futures †	03/2018	2		(121)	(2)	0	(1)
WTI Crude December Futures †	11/2018	22		(1,278)	(89)	0	(8)
WTI Crude December Futures †	11/2019	23		(1,264)	(49)	0	(5)
WTI Crude December Futures †	11/2020	17		(900)	(22)	3	0
WTI Crude February Futures †	01/2019	6		(344)	(7)	0	(1)
WTI Crude January Futures †	12/2018	5		(289)	(15)	0	(2)
WTI Crude June Futures †	05/2018	20		(1,201)	(35)	0	(9)
WTI Crude March Futures †	02/2018	26		(1,571)	(170)	0	(15)
WTI Crude May Futures †	04/2018	3		(181)	(5)	0	(1)
WTI Crude November Futures †	10/2018	3		(175)	(24)	0	(1)

					$(1,209)	$101	$(225)

Total Futures Contracts					$399	$276	$(270)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	3,800	$(295)	$(27)	$(322)	$0	$(6)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	2,000	(35)	(32)	(67)	1	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		5,500	(146)	(35)	(181)	1	0

						$(476)	$(94)	$(570)	$2	$(6)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,420	$4	$44	$48	$0	$(1)
Pay	1-Year BRL-CDI	9.650	Maturity	01/02/2025	BRL	7,600	(22)	(15)	(37)	0	(3)
Receive(4)	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	(7)	(4)	0	(2)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/15/2018	$	3,900	15	(24)	(9)	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		25,700	1,518	(1,512)	6	26	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		6,000	8	(7)	1	6	0
Pay(4)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,700	0	25	25	2	0
Pay(4)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	28	28	2	0
Pay(4)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	29	29	2	0
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,200	(26)	45	19	3	0
Receive(4)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		17,600	11	(18)	(7)	0	(21)
Receive(4)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		8,050	43	(9)	34	0	(9)
Receive(4)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		4,700	(20)	62	42	0	(5)
Receive(4)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,700	59	(8)	51	0	(7)
Receive(4)	3-Month USD-LIBOR	1.850	Semi-Annual	07/20/2026		6,100	(42)	221	179	0	(7)
Receive(4)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		2,000	(3)	62	59	0	(2)
Receive(4)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		8,800	205	(5)	200	0	(10)
Receive(4)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		8,200	90	(41)	49	0	(9)
Receive	3-Month USD-LIBOR†	1.750	Semi-Annual	12/21/2026		8,380	(201)	623	422	0	(14)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		3,100	(33)	10	(23)	0	(6)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		340	6	7	13	1	0
Receive(4)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,340	28	(2)	26	0	(5)
Receive(4)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		310	0	(25)	(25)	0	(1)
Receive(4)	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		300	0	(23)	(23)	0	(1)
Receive(4)	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		300	0	(23)	(23)	0	(1)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048		800	21	(47)	(26)	0	(3)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	5,440	(204)	64	(140)	13	0
Receive(4)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		1,800	(47)	(146)	(193)	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	510,000	(9)	11	2	2	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		70,000	(1)	4	3	0	0
Receive(4)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		680,000	(38)	27	(11)	0	(3)
Pay	28-Day MXN-TIIE	7.200	Lunar	06/05/2024	MXN	15,900	0	(29)	(29)	5	0
Pay	28-Day MXN-TIIE	8.310	Lunar	11/28/2036		5,700	31	(27)	4	5	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		5,910	1	(22)	(21)	5	0
Pay	CPTFEMU	1.165	Maturity	12/15/2021	EUR	170	0	2	2	0	0
Receive	CPTFEMU	1.385	Maturity	12/15/2026		790	0	0	0	14	0
Receive	CPTFEMU	1.360	Maturity	06/15/2027		1,600	(24)	(13)	(37)	0	(2)
Receive	CPTFEMU	1.520	Maturity	11/15/2027		4,400	(4)	(21)	(25)	0	(6)
Pay	CPURNSA	1.710	Maturity	04/27/2018	$	3,300	0	1	1	0	0
Pay	CPURNSA	1.680	Maturity	04/28/2018		42,900	0	25	25	6	0
Pay	CPURNSA	1.580	Maturity	05/23/2018		8,600	4	24	28	0	(2)
Receive	CPURNSA	1.935	Maturity	04/27/2019		3,300	0	5	5	0	(6)
Pay	CPURNSA	2.027	Maturity	11/23/2020		1,500	0	3	3	1	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		1,500	0	4	4	1	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		1,100	37	(7)	30	1	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		770	23	(5)	18	1	0
Pay	CPURNSA	2.069	Maturity	07/15/2022		700	0	2	2	1	0
Receive	CPURNSA	1.730	Maturity	07/26/2026		1,100	(59)	10	(49)	0	(1)
Receive	CPURNSA	1.762	Maturity	08/30/2026		1,900	(93)	18	(75)	0	(2)
Receive	CPURNSA	0.000	Maturity	09/12/2026		600	(6)	(16)	(22)	0	(1)
Receive	CPURNSA	1.801	Maturity	09/12/2026		770	(36)	8	(28)	0	(1)
Receive	CPURNSA	1.805	Maturity	09/12/2026		700	(32)	7	(25)	0	(1)
Receive	CPURNSA	1.780	Maturity	09/15/2026		500	(24)	4	(20)	0	(1)
Receive	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	(23)	(23)	0	(2)
Receive	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	(20)	(20)	0	(1)
Receive	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	(22)	(22)	0	(2)
Receive	CPURNSA	2.180	Maturity	09/20/2027		650	0	(5)	(5)	0	(1)
Receive	CPURNSA	2.150	Maturity	09/25/2027		600	0	(7)	(7)	0	(1)
Receive	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	(15)	(15)	0	(2)
Receive	UKRPI	3.190	Maturity	04/15/2030	GBP	1,300	(73)	43	(30)	5	0
Receive	UKRPI	3.350	Maturity	05/15/2030		2,900	(38)	83	45	12	0
Receive	UKRPI	3.400	Maturity	06/15/2030		2,500	35	23	58	12	0
Receive	UKRPI	3.530	Maturity	10/15/2031		630	16	(6)	10	2	0
Receive	UKRPI	3.470	Maturity	09/15/2032		5,540	3	(21)	(18)	22	0
Receive	UKRPI	3.358	Maturity	04/15/2035		300	(7)	4	(3)	2	0
Pay	UKRPI	3.585	Maturity	10/15/2046		640	(51)	17	(34)	0	(8)
Pay	UKRPI	3.428	Maturity	03/15/2047		200	0	15	15	0	(3)

							$1,068	$(611)	$457	$159	$(153)

Total Swap Agreements							$592	$(705)	$(113)	$161	$(159)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio(5)	$27	$89	$161	$277	$(24)	$(79)	$(158)	$(261)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)(5)	13	187	0	200	(52)	(191)	(1)	(244)

Total Exchange-Traded or Centrally Cleared	$40	$276	$161	$477	$(76)	$(270)	$(159)	$(505)

(k)	Securities with an aggregate market value of $1,273 and cash of $3,089 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	EUR	1,948		$2,310	$0	$(28)
	02/2018		$400	ARS	7,440	0	(9)
	02/2018		373	ZAR	5,150	41	0
	04/2018	JPY	292,050		$2,593	0	(11)
	07/2018	BRL	800		236	0	(1)
BPS	01/2018		910		252	0	(22)
	01/2018	EUR	4,521		5,390	0	(37)
	01/2018		$275	BRL	910	0	(1)
	01/2018		497	GBP	370	3	0
	02/2018	ARS	2,839		$150	1	0
	02/2018	JPY	20,900		186	0	0
	03/2018	MXN	14,420		690	0	(36)
	03/2018		$727	MXN	14,420	0	(1)
	06/2018		21	ARS	421	0	0
	07/2018	BRL	7,800		$2,225	0	(80)
BRC	01/2018	EUR	460		548	0	(5)
	01/2018	GBP	1,130		1,513	0	(14)
	03/2018	EUR	900		1,066	0	(19)
CBK	01/2018	BRL	5,582		1,682	0	0
	01/2018	CAD	420		328	0	(6)
	01/2018	COP	558,548		186	0	(1)
	01/2018	EUR	1,122		1,329	0	(18)
	01/2018	GBP	250		334	0	(4)
	01/2018		$21	ARS	377	0	(1)
	01/2018		1,688	BRL	5,583	0	(5)
	02/2018		1,676		5,583	1	0
	03/2018		728	INR	47,720	15	0
	07/2018	BRL	4,800		$1,428	9	0
DUB	01/2018		9,500		2,670	0	(194)
	01/2018	CAD	1,000		779	0	(16)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2018		$2,872	BRL	9,500	$0	$(8)
	01/2018		108	MXN	2,033	0	(5)
	07/2018	BRL	13,600		$3,926	14	(108)
FBF	01/2018		$1,424	CAD	1,825	28	0
	03/2018	EUR	200		$237	0	(4)
GLM	01/2018	BRL	15,946		4,821	13	0
	01/2018	CAD	12,364		9,661	0	(177)
	01/2018	MXN	2,033		99	0	(4)
	01/2018		$86	ARS	1,514	0	(5)
	01/2018		4,786	BRL	15,946	22	0
	01/2018		697	CAD	898	18	0
	02/2018	BRL	15,946		$4,767	0	(24)
HUS	02/2018		$322	ARS	6,036	0	(5)
	07/2018	BRL	12,200		$3,483	0	(124)
JPM	01/2018	AUD	3,380		2,557	0	(80)
	01/2018	BRL	14,400		4,300	6	(47)
	01/2018	CAD	5,011		3,899	0	(88)
	01/2018	GBP	643		866	0	(3)
	01/2018	NZD	2,683		1,837	0	(65)
	01/2018		$4,319	BRL	14,400	22	0
	01/2018		6,518	CAD	8,279	70	0
	01/2018		631	GBP	471	5	0
	02/2018	ARS	1,934		$102	1	0
	02/2018	JPY	190,300		1,682	0	(10)
	02/2018		$2,829	BRL	9,397	0	(6)
	07/2018	BRL	500		$146	0	(2)
MEI	02/2018		$200	ARS	3,728	0	(4)
MSB	04/2018	BRL	1,100		$328	0	0
	07/2018		400		118	0	0
	08/2018		$34	ARS	702	0	0
NGF	01/2018	BRL	7,915		$2,266	1	(120)
	01/2018		$400	ARS	7,363	0	(7)
	01/2018		2,397	BRL	7,915	0	(11)
	02/2018		786		2,615	0	0
RBC	01/2018	JPY	81,950		$727	0	(1)
SCX	01/2018		285,900		2,572	34	(1)
	01/2018	MXN	1,478		77	2	0
SSB	01/2018		$378	RUB	22,113	5	0
UAG	01/2018	CAD	500		$393	0	(5)
	01/2018	GBP	9,704		12,917	0	(188)
	03/2018	KRW	1,087,230		977	0	(43)

Total Forward Foreign Currency Contracts						$311	$(1,654)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC AUD versus USD		$0.822	01/18/2018	AUD	2,000	$0	$0
	Call - OTC EUR versus USD		1.245	01/18/2018	EUR	2,900	1	1
	Put - OTC USD versus CAD	CAD	1.213	01/19/2018		$1,900	0	0

							$1	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$ 850	$ 85	$5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	850	85	86
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	4,350	51	25
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	350	35	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	350	35	35

							$ 291	$153

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.263%	3-Month USD-LIBOR	03/29/2018	$ 18,400	$8	$0
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.170	3-Month USD-LIBOR	04/03/2018	19,400	6	3
	Put - OTC 1-Year Interest Rate Floor(1)	0.174	3-Month USD-LIBOR	06/11/2018	12,200	5	3

						$19	$6

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 4.000% due 02/01/2048	$76.500	02/06/2018	$20,000	$1	$0
FBF	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	80.000	02/06/2018	8,000	0	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048	72.000	01/04/2018	6,000	0	0

					$1	$0

Total Purchased Options					$312	$160

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$ 700	$(6)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	0
GLM	Cap - OTC CPALEMU	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 1,200	(54)	(14)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$ 600	(4)	0
	Floor - OTC YOY CPURNSA	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	(9)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,000	(37)	(6)

						$(283)	$(29)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.230%	3-Month USD-LIBOR	03/29/2018	$18,400	$(8)	$0
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	04/03/2018	19,400	(7)	(4)
	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	06/11/2018	12,200	(5)	(3)

						$(20)	$(7)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	$102.125	02/06/2018	$ 2,000	$(5)	$(4)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.125	02/06/2018	2,000	(4)	(2)

					$(9)	$(6)

Total Written Options					$(312)	$(42)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	EUR5050 1H18 †	$12.250	Maturity	06/30/2018	804	$0	$0	$0	$0
	Pay	EURMARGIN 1Q18 †	7.550	Maturity	03/31/2018	600	0	0	0	0
	Pay	NAPGASFO 1Q18 †	12.720	Maturity	03/31/2018	300	0	0	0	0
	Receive	NAPGASFO CAL18 †	12.700	Maturity	12/31/2018	2,400	0	1	1	0
	Receive	OREXIO 1Q18 †	69.470	Maturity	03/31/2018	300	0	1	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	OREXIO CAL19 †	$54.270	Maturity	12/31/2019	300	$0	$3	$3	$0
	Receive	PLATGOLD N8 †	317.200	Maturity	07/09/2018	800	0	(46)	0	(46)
CBK	Receive	WCS 2Q4Q18 †	19.750	Maturity	12/31/2018	900	0	1	1	0
	Receive	WCS CAL18 †	15.450	Maturity	12/31/2018	10,266	(11)	(36)	0	(47)
GST	Receive	COCL CAL19 †	5.300	Maturity	12/31/2019	2,400	0	0	0	0
	Pay	EUR5050 1H18 †	12.270	Maturity	06/30/2018	396	0	0	0	0
	Receive	EUR5050 2H18 †	10.850	Maturity	12/31/2018	600	0	0	0	0
	Pay	EURMARGIN 1Q18 †	7.480	Maturity	03/31/2018	1,200	0	0	0	0
	Receive	EURSIMP 1Q18 †	3.900	Maturity	03/31/2018	600	0	0	0	0
	Pay	EURSIMP 1Q18 †	4.540	Maturity	03/31/2018	1,200	0	0	0	0
	Receive	HSFOCO 1Q18 †	7.500	Maturity	03/31/2018	1,200	0	(2)	0	(2)
	Pay	HSFOCO 3Q18 †	7.400	Maturity	09/30/2018	1,200	0	1	1	0
	Receive	HSFOEW CAL18 †	14.900	Maturity	12/31/2018	2,400	0	1	1	0
	Receive	KCBT Wheat July Futures †	1.960	Maturity	06/22/2018	43,900	0	1	1	0
	Receive	MEHCL CAL19 †	2.650	Maturity	12/31/2019	2,400	0	(1)	0	(1)
	Pay	OREXIO 1Q18 †	72.570	Maturity	03/31/2018	300	0	0	0	0
	Receive	OREXIO 3Q19 †	61.320	Maturity	09/30/2019	600	0	1	1	0
	Receive	OREXIO CAL19 †	54.970	Maturity	12/31/2019	300	0	3	3	0
	Receive	OREXIO CAL19 †	59.020	Maturity	12/31/2019	1,200	0	6	6	0
	Receive	WCS 2H18 †	20.100	Maturity	12/31/2018	600	0	0	0	0
JPM	Receive	EUR5050 CAL18 †	11.010	Maturity	12/31/2018	2,400	0	2	2	0
	Receive	EURSIMP 2H18 †	2.600	Maturity	12/31/2018	1,800	0	3	3	0
	Pay	HSFOCO 1Q18 †	7.850	Maturity	03/31/2018	1,200	0	2	2	0
	Receive	HSFOCO 3Q18 †	7.900	Maturity	09/30/2018	1,200	0	(1)	0	(1)
	Receive	HSFOEW 1Q18 †	14.500	Maturity	03/31/2018	300	0	0	0	0
	Receive	KCBT Wheat July Futures †	3.000	Maturity	06/22/2018	14,500	0	0	0	0
	Receive	NAPGASFO CAL18 †	12.000	Maturity	12/31/2018	1,200	0	0	0	0
MAC	Receive	COCL CAL19 †	5.380	Maturity	12/31/2019	3,600	0	1	1	0
	Pay	EURMARGIN 1Q18 †	6.200	Maturity	03/31/2018	1,200	(2)	1	0	(1)
	Receive	MEHCL CAL19 †	2.700	Maturity	12/31/2019	3,600	0	(1)	0	(1)
	Pay	NAPGASFO 1Q18 †	13.000	Maturity	03/31/2018	600	0	0	0	0
	Receive	WCS CAL18 †	15.400	Maturity	12/31/2018	1,834	(2)	(7)	0	(9)
MYC	Receive	EUR5050 2H18 †	10.900	Maturity	12/31/2018	1,200	0	1	1	0
	Pay	EURMARGIN 1Q18 †	7.400	Maturity	03/31/2018	600	0	0	0	0
	Pay	EURMARGIN 1Q18 †	7.480	Maturity	03/31/2018	600	0	0	0	0
	Receive	EURMARGIN 2H18 †	5.770	Maturity	12/31/2018	3,000	0	6	6	0
	Receive	EURMARGIN 2H18 †	5.810	Maturity	12/31/2018	1,800	0	3	3	0
	Receive	EURMARGIN 2H18 †	5.980	Maturity	12/31/2018	900	0	1	1	0
	Pay	EURSIMP 1Q18 †	4.450	Maturity	03/31/2018	600	0	0	0	0
	Pay	EURSIMP 2H18 †	3.470	Maturity	12/31/2018	1,800	0	(1)	0	(1)
	Receive	GOLDLNPM Index †	1,303.300	Maturity	11/29/2018	100	0	3	3	0
	Pay	GOLDLNPM Index †	1,255.000	Maturity	11/29/2018	200	0	(15)	0	(15)
	Pay	GOLDLNPM Index †	1,266.200	Maturity	11/29/2018	200	0	(13)	0	(13)
	Pay	GOLDLNPM Index †	1,289.000	Maturity	11/29/2018	200	0	(8)	0	(8)
	Receive	HSFOCO 1Q18 †	7.800	Maturity	03/31/2018	600	0	(1)	0	(1)
	Receive	HSFOCO 1Q18 †	7.470	Maturity	03/31/2018	600	0	(1)	0	(1)
	Pay	HSFOCO 3Q18 †	7.400	Maturity	09/30/2018	600	0	1	1	0
	Pay	HSFOCO 3Q18 †	7.350	Maturity	09/30/2018	600	0	1	1	0

							$(15)	$(89)	$43	$(147)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	03/20/2019	0.262%	$1,100	$(19)	$29	$10	$0
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	100	(9)	9	0	0
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	200	(17)	16	0	(1)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	400	(28)	27	0	(1)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373	800	2	0	2	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	400	(26)	19	0	(7)

							$(97)	$100	$12	$(9)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$46	$4	$0
GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	18	1	0

						$(59)	$64	$5	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	CPURNSA	2.500%	Maturity	07/15/2022	$1,200	$10	$(117)	$0	$(107)
	Pay	CPURNSA	2.560	Maturity	05/08/2023	13,100	0	(1,192)	0	(1,192)
MYC	Pay	CPURNSA	1.810	Maturity	07/19/2026	400	0	(15)	0	(15)
	Pay	CPURNSA	1.800	Maturity	07/20/2026	1,500	0	(57)	0	(57)
	Pay	CPURNSA	1.805	Maturity	09/20/2026	300	0	(11)	0	(11)

							$10	$(1,392)	$0	$(1,382)

TOTAL RETURN SWAPS ON COMMODITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018	$600	$0	$(3)	$0	$(3)
BPS	Receive	BCOMF1T Index †	20,831	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	7,025	0	340	340	0
	Receive	BCOMTR Index †	108,351	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	18,579	0	909	909	0
	Receive	BCOMTR1 Index †	27,507	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	2,054	0	100	100	0
	Pay	SPGCINP Index †	986	0.000%	Monthly	02/15/2018	195	0	(12)	0	(12)
CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	36	0	2	2	0
	Receive	BCOMTR Index †	165,261	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	28,337	0	1,387	1,387	0
	Receive	BCOMTR2 Index †	236,898	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	44,241	0	2,189	2,189	0
	Receive	CVICXMB2 Index †	20,129	0.170%	Monthly	02/15/2018	2,154	0	(2)	0	(2)
	Receive	CVICXMB3 Index †	18,768	0.170%	Monthly	02/15/2018	2,196	0	(4)	0	(4)
CIB	Receive	BCOMTR Index †	5,671	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	972	0	48	48	0
	Receive	PIMCODB Index †	19,250	0.000%	Monthly	02/15/2018	1,988	0	109	109	0
FBF	Receive	BCOMTR Index †	125,200	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	21,468	0	1,051	1,051	0
GST	Receive	BCOMF1T Index †	104,963	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	35,396	0	1,715	1,715	0
	Receive	BCOMTR Index †	43,669	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	7,553	0	366	366	0
	Receive	CMDSKEWLS Index (10)†	36,220	0.250%	Monthly	02/15/2018	5,201	0	291	291	0
	Pay	SPGCINP Index †	445	(0.050)%	Monthly	02/15/2018	88	0	(6)	0	(6)
	Pay	SPGCINP Index †	2,391	(0.100)%	Monthly	02/15/2018	472	0	(30)	0	(30)
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	400	1	(7)	0	(6)
JPM	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	227	0	11	11	0
	Receive	BCOMTR Index †	66,061	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	11,327	0	554	554	0
	Receive	JMABCTNE Index †	23,274	0.150%	Monthly	02/15/2018	2,640	0	(1)	0	(1)
	Receive	JMABDEW2 Index (11)†	8,164	0.300%	Monthly	02/15/2018	7,389	0	(89)	0	(89)
	Receive	JMABFNJ1 Index (12)†	109,740	0.350%	Monthly	02/15/2018	11,493	0	(43)	0	(43)
	Receive	JMABNIC4 Index (13)†	27,789	0.170%	Monthly	02/15/2018	11,494	0	493	493	0
	Pay	SPGCINP Index †	31	(0.050)%	Monthly	02/15/2018	6	0	0	0	0
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018	600	0	(2)	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MAC	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	$10,796	$0	$528	$528	$0
	Receive	BCOMTR2 Index †	147,836	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	13,462	0	666	666	0
	Receive	MQCP563E Index †	3,643	0.950%	Monthly	02/15/2018	480	0	(1)	0	(1)
	Receive	PIMCODB Index †	19,227	0.000%	Monthly	02/15/2018	1,989	0	109	109	0
MEI	Receive	BCOMTR2 Index †	292,026	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	37,199	0	1,836	1,836	0
MYC	Receive	BCOMTR Index †	437,381	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	74,997	0	3,670	3,670	0
	Receive	BCOMTR1 Index †	232,041	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	44,060	0	2,155	2,155	0

								$1	$18,329	$18,529	$(199)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	SPGCIAP Index(8) †	3.063%	Maturity	07/27/2018	$57	$0	$0	$0	$0
GST	Pay	GOLDLNPM Index(8) †	1.323	Maturity	01/10/2018	217	0	2	2	0
	Pay	GOLDLNPM Index(8) †	7.023	Maturity	07/29/2020	943	0	43	43	0
	Pay	GOLDLNPM Index(8) †	7.840	Maturity	09/09/2020	179	0	9	9	0
	Receive	Henry Hub Natural Gas April Futures(8) †	9.610	Maturity	03/26/2018	48	0	0	0	0
	Pay	PLDMLNPM Index(8) †	7.673	Maturity	01/22/2018	36	0	2	2	0
	Receive	SLVRLND Index(8) †	4.101	Maturity	01/10/2018	124	0	(3)	0	(3)
	Receive	SLVRLND Index(8) †	3.610	Maturity	01/22/2018	53	0	(1)	0	(1)
	Receive	SPGCIAP Index(8) †	3.063	Maturity	08/01/2018	57	0	0	0	0
	Receive	SPGCIAP Index(8) †	3.706	Maturity	08/01/2018	29	0	0	0	0
JPM	Receive	CBOT Corn December Futures(8) †	3.063	Maturity	11/23/2018	57	0	0	0	0
	Receive	CBOT Corn July Futures(8) †	2.890	Maturity	06/22/2018	88	0	(1)	0	(1)
	Receive	GOLDLNPM Index(8) †	3.861	Maturity	07/29/2020	865	0	(15)	0	(15)
	Receive	GOLDLNPM Index(8) †	3.976	Maturity	07/29/2020	78	0	(1)	0	(1)
	Receive	GOLDLNPM Index(8) †	4.268	Maturity	09/09/2020	179	0	(3)	0	(3)
	Receive	SLVRLND Index(8) †	5.336	Maturity	10/31/2018	22	0	0	0	0
	Receive	SPGCIAP Index(8) †	3.671	Maturity	08/01/2018	93	0	0	0	0
MEI	Receive	CBOT Corn July Futures(8) †	2.856	Maturity	06/22/2018	296	0	(2)	0	(2)
MYC	Pay	GOLDLNPM Index(8) †	1.664	Maturity	04/12/2018	194	0	1	1	0
	Pay	GOLDLNPM Index(8) †	2.045	Maturity	10/25/2018	385	0	2	2	0
	Pay	GOLDLNPM Index(8) †	2.031	Maturity	10/31/2018	35	0	0	0	0
	Pay	GOLDLNPM Index(8) †	3.294	Maturity	07/17/2019	303	0	3	3	0
	Pay	GOLDLNPM Index(8) †	3.240	Maturity	07/26/2019	304	0	2	2	0
	Pay	GOLDLNPM Index(8) †	3.063	Maturity	10/08/2019	314	0	2	2	0
	Receive	SLVRLND Index(8) †	4.623	Maturity	04/12/2018	116	0	(2)	0	(2)
	Receive	SLVRLND Index(8) †	5.359	Maturity	10/25/2018	238	0	(2)	0	(2)
	Receive	SLVRLND Index(8) †	5.406	Maturity	10/31/2018	258	0	(2)	0	(2)
	Receive	SLVRLND Index(8) †	5.406	Maturity	11/06/2018	129	0	(1)	0	(1)
	Receive	SLVRLND Index(8) †	5.176	Maturity	12/03/2018	88	0	0	0	0
	Pay	SLVRLND Index(8) †	4.840	Maturity	12/19/2018	1,182	0	3	3	0
	Receive	SLVRLND Index(8) †	7.317	Maturity	07/17/2019	203	0	(2)	0	(2)
	Receive	SLVRLND Index(8) †	7.398	Maturity	07/26/2019	202	0	(2)	0	(2)
	Receive	SLVRLND Index(8) †	7.023	Maturity	10/08/2019	207	0	(1)	0	(1)
SOG	Receive	CBOT Corn July Futures(8) †	2.890	Maturity	06/22/2018	118	0	(1)	0	(1)
	Receive	CBOT Soybean July Futures(8) †	2.310	Maturity	06/22/2018	99	0	(1)	0	(1)
	Receive	CBOT Soybean July Futures(8) †	2.341	Maturity	06/22/2018	98	0	(1)	0	(1)
	Receive	CBOT Soybean November Futures(8) †	2.756	Maturity	10/26/2018	783	0	(6)	0	(6)
	Receive	CBOT Soybean November Futures(8) †	2.789	Maturity	10/26/2018	150	0	(1)	0	(1)
	Receive	CBOT Soybean November Futures(8) †	2.822	Maturity	10/26/2018	89	0	(1)	0	(1)
	Receive	SPGCICP Index(8) †	4.000	Maturity	07/26/2019	50	0	0	0	0

							$0	$20	$69	$(49)

Total Swap Agreements							$(160)	$17,032	$18,658	$(1,786)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$41	$0	$10	$51	$(49)	$0	$(3)	$(52)	$(1)	$0	$(1)
BPS	4	1	0	5	(177)	0	0	(177)	(172)	243	71
BRC	0	0	0	0	(38)	0	0	(38)	(38)	0	(38)
CBK	25	0	0	25	(35)	0	0	(35)	(10)	0	(10)
DUB	14	91	4	109	(331)	0	(1,300)	(1,631)	(1,522)	1,738	216
FAR	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
FBF	28	0	0	28	(4)	0	0	(4)	24	0	24
GLM	53	0	0	53	(210)	(14)	0	(224)	(171)	0	(171)
GST	0	0	1	1	0	0	(7)	(7)	(6)	0	(6)
HUS	0	0	2	2	(129)	0	(7)	(136)	(134)	294	160
JPM	104	0	0	104	(301)	(15)	(2)	(318)	(214)	0	(214)
MEI	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
MYC	0	31	0	31	0	(7)	(83)	(90)	(59)	(170)	(229)
NGF	1	37	0	38	(138)	0	0	(138)	(100)	0	(100)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	36	0	0	36	(1)	0	0	(1)	35	0	35
SSB	5	0	0	5	0	0	0	0	5	0	5
UAG	0	0	0	0	(236)	0	0	(236)	(236)	293	57

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BPS	0	0	1,354	1,354	0	0	(58)	(58)	1,296	(1,150)	146
CBK	0	0	3,579	3,579	0	0	(53)	(53)	3,526	(3,124)	402
CIB	0	0	157	157	0	0	0	0	157	0	157
FBF	0	0	1,051	1,051	0	0	0	0	1,051	(690)	361
GST	0	0	2,441	2,441	0	0	(43)	(43)	2,398	(2,050)	348
JPM	0	0	1,065	1,065	0	0	(154)	(154)	911	(770)	141
MAC	0	0	1,304	1,304	0	0	(12)	(12)	1,292	(1,140)	152
MEI	0	0	1,836	1,836	0	0	(2)	(2)	1,834	(1,630)	204
MYC	0	0	5,854	5,854	0	0	(51)	(51)	5,803	(7,410)	(1,607)
SOG	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)

Total Over the Counter	$311	$160	$18,658	$19,129	$(1,654)	$(42)	$(1,786)	$(3,482)

(m)	Securities with an aggregate market value of $2,567 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(10)	The following table represents the individual positions within the total return swap as of December 31, 2017:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March Futures	29.3%	$1,527	Arabica Coffee March Futures	(2.8)%	$(146)
New York Harbor ULSD February Futures	7.2	373	Copper March Futures	(3.7)	(192)
Nickel February Futures	15.3	798	Corn March Futures	(20.6)	(1,070)
RBOB Gasoline February Futures	21.3	1,106	Cotton No. 02 March Futures	(16.7)	(869)
WTI Crude February Futures	27.4	1,423	Hard Red Winter Wheat March Futures	(1.6)	(81)
			Soybean Meal March Futures	(3.9)	(205)
			Soybean Oil March Futures	(3.6)	(186)
			Soybeans March Futures	(22.1)	(1,150)
			Sugar No. 11 March Futures	(3.3)	(173)
			Wheat March Futures	(19.0)	(988)

Total Long Futures Contracts		$5,227	Total Short Futures Contracts		$(5,060)

CASH	96.8%	$5,034

		$10,261

Total Notional Amount					$5,201

(11)	The following table represents the individual positions within the total return swap as of December 31, 2017:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March Futures	11.0%	$808	Aluminum February Futures	(7.0)%	$(514)
HKFE Lead Mini February Futures	6.9	512	Arabica Coffee March Futures	(3.7)	(272)
Nickel February Futures	7.1	527	Cocoa March Futures	(3.6)	(267)
RBOB Gasoline February Futures	13.4	989	Corn March Futures	(17.3)	(1,281)
Soybean Meal March Futures	17.5	1,292	Lean Hogs February Futures	(3.7)	(270)
Soybeans March Futures	24.1	1,781	ICE — Natural Gas February Futures	(6.4)	(474)
WTI Crude February Futures	20.0	1,478	NYMEX — Natural Gas February Futures	(6.6)	(484)
			New York Harbor ULSD February Futures	(27.0)	(1,998)
			Wheat March Futures	(17.3)	(1,283)
			Zinc February Futures	(7.0)	(517)

Total Long Futures Contracts		$7,387	Total Short Futures Contracts		$(7,360)

CASH	99.6%	$7,362

		$14,749

Total Notional Amount					$7,389

(12)	The following table represents the individual positions within the total return swap as of December 31, 2017:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Aluminum May Futures	119.9%	$13,784	Brent Crude June Futures	(39.5)%	$(4,545)
Arabica Coffee May Futures	81.6	9,379	Cotton No. 02 May Futures	(77.0)	(8,854)
Cocoa May Futures	81.8	9,404	Gas Oil May Futures	(87.8)	(10,091)
Corn May Futures	94.4	10,849	HKEX — Lead Mini May Futures	(69.4)	(7,977)
Gold 100 oz. June Futures	141.2	16,228	Lead May Futures	(73.2)	(8,408)
Natural Gas May Futures	80.6	9,257	New York Harbor ULSD May Futures	(86.6)	(9,956)
Soybeans May Futures	107.9	12,401	Platinum April Futures	(27.5)	(3,155)
Sugar No. 11 May Futures	81.5	9,371	RBOB Gasoline May Futures	(62.3)	(7,161)
			WTI Crude May Futures	(79.3)	(9,113)
			Zinc May Futures	(86.3)	(9,920)

Total Long Futures Contracts		$90,673	Total Short Futures Contracts		$(79,180)

Total Notional Amount					$11,493

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(13)	The following table represents the individual positions within the total return swap as of December 31, 2017:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude May Futures	8.3%	$948
Copper May Futures	11.1	1,280
Gold 100 oz. April Futures	12.5	1,442
Lean Hogs April Futures	1.2	136
Live Cattle April Futures	2.1	242
New York Harbor ULSD May Futures	6.6	755
Nickel May Futures	11.6	1,333
RBOB Gasoline May Futures	9.7	1,115
Silver May Futures	4.3	491
Soybean Meal May Futures	6.7	773
Soybeans May Futures	15.9	1,826
Sugar No. 11 May Futures	1.5	173
WTI Crude May Futures	8.2	942

Total Long Futures Contracts		$11,456

CASH	0.3%	$38

Total Notional Amount		$11,494

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$13	$0	$0	$0	$27	$40
Futures	186	0	0	0	90	276
Swap Agreements	0	2	0	0	159	161

	$199	$2	$0	$0	$276	$477

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311	$0	$311
Purchased Options	0	0	0	1	159	160
Swap Agreements	18,641	17	0	0	0	18,658

	$18,641	$17	$0	$312	$159	$19,129

	$18,840	$19	$0	$312	$435	$19,606

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$52	$0	$0	$0	$24	$76
Futures	191	0	0	0	79	270
Swap Agreements	0	6	0	0	153	159

	$243	$6	$0	$0	$256	$505

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,654	$0	$1,654
Written Options	0	0	0	0	42	42
Swap Agreements	384	9	0	0	1,393	1,786

	$384	$9	$0	$1,654	$1,435	$3,482

	$627	$15	$0	$1,654	$1,691	$3,987

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(50)	$0	$0	$0	$(45)	$(95)
Written Options	60	0	0	0	375	435
Futures	487	0	0	0	(436)	51
Swap Agreements	0	(367)	0	0	1,114	747

	$497	$(367)	$0	$0	$1,008	$1,138

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,966)	$0	$(1,966)
Purchased Options	0	0	0	0	(290)	(290)
Written Options	21	20	0	119	380	540
Swap Agreements	(11,204)	117	0	1	(109)	(11,195)

	$(11,183)	$137	$0	$(1,846)	$(19)	$(12,911)

	$(10,686)	$(230)	$0	$(1,846)	$989	$(11,773)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(42)	$0	$0	$0	$3	$(39)
Written Options	71	0	0	0	18	89
Futures	162	0	0	0	189	351
Swap Agreements	0	(88)	0	0	(1,476)	(1,564)

	$191	$(88)	$0	$0	$(1,266)	$(1,163)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(851)	$0	$(851)
Purchased Options	0	0	0	0	(272)	(272)
Written Options	0	(11)	0	(21)	(85)	(117)
Swap Agreements	15,116	78	0	0	255	15,449

	$15,116	$67	$0	$(872)	$(102)	$14,209

	$15,307	$(21)	$0	$(872)	$(1,368)	$13,046

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$198	$198
Corporate Bonds & Notes
Banking & Finance	0	17,756	0	17,756
Industrials	0	3,302	0	3,302
Utilities	0	3,524	0	3,524
Municipal Bonds & Notes
South Carolina	0	187	0	187
U.S. Government Agencies	0	36,723	0	36,723
U.S. Treasury Obligations	0	394,165	0	394,165
Non-Agency Mortgage-Backed Securities	0	6,901	0	6,901
Asset-Backed Securities	0	31,898	0	31,898
Sovereign Issues	0	33,457	0	33,457
Short-Term Instruments
Certificates of Deposit	0	3,402	0	3,402
Commercial Paper	0	3,726	0	3,726
Repurchase Agreements	0	72,925	0	72,925
Argentina Treasury Bills	0	1,313	0	1,313
France Treasury Bills	0	552	0	552
Greece Treasury Bills	0	3,112	0	3,112
Japan Treasury Bills	0	5,373	0	5,373
U.K. Treasury Bills	0	2,133	0	2,133
U.S. Treasury Bills	0	1,179	0	1,179

	$0	$621,628	$198	$621,826

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,727	$0	$0	$7,727

Total Investments	$7,727	$621,628	$198	$629,553

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(11,503)	$0	$(11,503)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	315	162	0	477
Over the counter	0	19,129	0	19,129

	$315	$19,291	$0	$19,606

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(346)	(159)	0	(505)
Over the counter	0	(3,482)	0	(3,482)

	$(346)	$(3,641)	$0	$(3,987)

Total Financial Derivative Instruments	$(31)	$15,650	$0	$15,619

Totals	$7,696	$625,775	$198	$633,669

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,226	$291,346	$(289,850)	$2	$3	$7,727	$46	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

ANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2017	47

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is

ANNUAL REPORT	DECEMBER 31, 2017	49

Notes to Financial Statements (Cont.)

affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017, the amount was $518,522. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$945	$216

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$775,010	$683,668	$83,688	$47,562

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	176	$1,250	81	$583
Class M	14	90	35	260
Administrative Class	7,257	52,646	7,987	59,512
Advisor Class	2,252	16,464	3,502	26,251
Issued as reinvestment of distributions
Institutional Class	41	287	4	34
Class M	8	57	1	4
Administrative Class	4,079	28,472	370	2,789
Advisor Class	1,894	13,385	158	1,204
Cost of shares redeemed
Institutional Class	(172)	(1,262)	(91)	(662)
Class M	(15)	(103)	(13)	(96)
Administrative Class	(7,704)	(55,946)	(10,047)	(74,716)
Advisor Class	(2,933)	(21,372)	(3,000)	(22,698)
Net increase (decrease) resulting from Portfolio share transactions	4,897	$33,968	(1,013)	$(7,535)

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 29% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$391,670
Subsidiary % of Portfolio Net Assets	23.5%
Subsidiary Financial Statement Information
Total assets	$108,580
Total liabilities	$16,451
Net assets	$92,129
Total income	$886
Net investment income (loss)	$331
Net realized gain (loss)	$(10,568)
Net change in unrealized appreciation (depreciation)	$15,295
Increase (decrease) in net assets resulting from operations	$5,058

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

ANNUAL REPORT	DECEMBER 31, 2017	51

Notes to Financial Statements (Cont.)

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

52	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO CommodityRealReturn® Strategy Portfolio	$7,792	$0	$(5,149)	$0	$(33,451)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO CommodityRealReturn® Strategy Portfolio	$12,596	$20,855

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO CommodityRealReturn® Strategy Portfolio	$639,149	$5,961	$(11,162)	$(5,201)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal years ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO CommodityRealReturn® Strategy Portfolio	$42,201	$0	$0	$4,031	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn® Strategy Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related consolidated statements of operations and cash flows for the year ended December 31, 2017, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

54	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	KRW	South Korean Won	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	EUR003M	3 Month EUR Swap Rate	NAPGASFO	Naphtha Fuel Oil Spread
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR5050	European 50/50 Refining Margin	OREXIO	Iron Ore Spread
BADLARPP	Argentina Badlar Floating Rate Notes	EURMARGIN	European Refined Margin	PIMCODB	PIMCO Custom Commodity Basket
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURSIMP	Weighted Basket of Refined Products	PLATGOLD	Platinum-Gold Spread
BCOMTR	Bloomberg Commodity Index Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM	PLDMLNPM	London Metal Exchange Palladium
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SLVRLND	London Silver Market Fixing Ltd.
BRENT	Brent Crude	HSFOCO	High Sulfur Fuel Oil-Brent Spread Calendar Swap	SPGCIAP	S&P GSCI Aluminum ER
CDX.HY	Credit Derivatives Index - High Yield	HSFOEW	High Sulfur Fuel Oil-East West Fuel Oil Spread Swap	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CMBX	Commercial Mortgage-Backed Index	JMABCTNE	J.P. Morgan JMABCTNE Commodity Index	SPGCINP	S&P GSCI Industrial Metals ER
CMDSKEWLS	CBOE SKEW Index is an index derived from the price of S&P 500 tail risk	JMABDEW2	J.P. Morgan JMABDEW2 Custom Commodity Index	UKRPI	United Kingdom Retail Prices Index
COCL	ICE BofAML Large Cap Contingent Capital Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	ULSD	Ultra-Low Sulfur Diesel
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABNIC4	J.P. Morgan JMABNIC4 Custom Commodity Index	US0001M	1 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
CVICXMB2	Citi Congestion Ex PM M F2 Index	MEHCL	Myanmar Economic Holdings Company Ltd.	US0012M	12 Month USD Swap Rate
CVICXMB3	Citi Congestion Ex PM M F3 Index	MQCP563E	Macquarie MQCP563E Custom Commodity Index	WCS	Western Canadian Select

Other Abbreviations:
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	RBOB	Reformulated Blendstock for Oxygenate Blending
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate
DAC	Designated Activity Company	oz.	Ounce	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2017	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO CommodityRealReturn® Strategy Portfolio	0.00%	0.00%	$42,201	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

56	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	57

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	59

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

60	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	65

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

66	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT03AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Emerging Markets Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

4	PIMCO VARIABLE INSURANCE TRUST

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2017†§

Brazil	8.9%
Mexico	8.6%
Indonesia	7.7%
Argentina	7.0%
Luxembourg	5.7%
Turkey	4.9%
Colombia	3.7%
United States	3.5%
Ukraine	3.1%
Kazakhstan	2.4%
Sri Lanka	2.2%
Chile	2.0%
China	1.9%
Panama	1.8%
Uruguay	1.8%
Ireland	1.6%
Venezuela	1.6%
Hong Kong	1.4%
Dominican Republic	1.4%
Cayman Islands	1.3%
South Africa	1.3%
Ecuador	1.2%
Peru	1.2%
Poland	1.1%
Russia	1.1%
Nigeria	1.0%
Other	15.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	10.03%	2.98%	—	4.35%
PIMCO Emerging Markets Bond Portfolio Class M	9.55%	—	—	4.67%
PIMCO Emerging Markets Bond Portfolio Administrative Class	9.87%	2.83%	6.06%	9.46%
PIMCO Emerging Markets Bond Portfolio Advisor Class	9.76%	2.72%	5.96%	6.26%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	9.32%	3.75%	7.06%	9.58%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 1.30% for Class M shares, 1.00% for Administrative Class shares, and 1.10% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to Brazilian external corporate and quasi-sovereign debt contributed to performance.

»	Overweight exposure to Argentine external debt contributed to performance.

»	Overweight exposure to Russian external corporate and quasi-sovereign debt contributed to performance.

»	Underweight exposure to Turkish external sovereign debt detracted from performance.

»	Underweight exposure to Philippine external sovereign debt detracted from performance.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,036.80	$4.39	$1,000.00	$1,020.76	$4.36	0.86%
Class M	1,000.00	1,034.50	6.68	1,000.00	1,018.50	6.63	1.31
Administrative Class	1,000.00	1,036.00	5.16	1,000.00	1,020.00	5.11	1.01
Advisor Class	1,000.00	1,035.50	5.66	1,000.00	1,019.50	5.62	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$12.58	$0.65	$0.59	$1.24	$(0.68)	$0.00	$(0.68)
12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	(0.67)
12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	(0.74)
12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	(1.00)
12/31/2013	15.32	0.69	(1.71)	(1.02)	(0.74)	(0.12)	(0.86)
Class M
12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)
12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)
12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)
11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	(0.36)
Administrative Class
12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)
12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)
12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)
12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	(0.98)
12/31/2013	15.32	0.67	(1.72)	(1.05)	(0.71)	(0.12)	(0.83)
Advisor Class
12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)
12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)
12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)
12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	(0.97)
12/31/2013	15.32	0.66	(1.72)	(1.06)	(0.70)	(0.12)	(0.82)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.14	10.03%	$34,246	0.85%		0.85%		0.85%		0.85%		5.03%		35%
12.58	13.48	21,191	0.85		0.85		0.85		0.85		5.37		33
11.70	(2.09)	13,852	0.85		0.85		0.85		0.85		5.23		29
12.69	1.66	6,252	0.85		0.85		0.85		0.85		5.02		29
13.44	(6.81)	370	0.85		0.85		0.85		0.85		4.82		24

13.14	9.55	993	1.30		1.30		1.30		1.30		4.60		35
12.58	12.97	729	1.30		1.30		1.30		1.30		4.92		33
11.70	(2.53)	475	1.30		1.30		1.30		1.30		4.84		29
12.69	(4.32)	27	1.30	*	1.30	*	1.30	*	1.30	*	4.92	*	29

13.14	9.87	210,102	1.00		1.00		1.00		1.00		4.90		35
12.58	13.31	217,567	1.00		1.00		1.00		1.00		5.19		33
11.70	(2.24)	216,156	1.00		1.00		1.00		1.00		5.02		29
12.69	1.51	238,653	1.00		1.00		1.00		1.00		4.83		29
13.44	(6.95)	271,266	1.00		1.00		1.00		1.00		4.67		24

13.14	9.76	51,954	1.10		1.10		1.10		1.10		4.79		35
12.58	13.20	45,559	1.10		1.10		1.10		1.10		5.12		33
11.70	(2.34)	32,407	1.10		1.10		1.10		1.10		4.91		29
12.69	1.41	38,685	1.10		1.10		1.10		1.10		4.73		29
13.44	(7.04)	31,270	1.10		1.10		1.10		1.10		4.56		24

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$284,783
Investments in Affiliates	8,413
Financial Derivative Instruments
Exchange-traded or centrally cleared	22
Over the counter	825
Cash	1
Deposits with counterparty	866
Foreign currency, at value	1,378
Receivable for investments sold	521
Receivable for Portfolio shares sold	317
Interest and/or dividends receivable	4,807
Dividends receivable from Affiliates	11
Total Assets	301,944

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,051
Financial Derivative Instruments
Over the counter	563
Payable for investments purchased	1,080
Payable for investments in Affiliates purchased	11
Deposits from counterparty	410
Payable for Portfolio shares redeemed	272
Accrued investment advisory fees	116
Accrued supervisory and administrative fees	104
Accrued distribution fees	12
Accrued servicing fees	28
Other liabilities	2
Total Liabilities	4,649

Net Assets	$297,295

Net Assets Consist of:
Paid in capital	$295,419
Undistributed (overdistributed) net investment income	4,107
Accumulated undistributed net realized gain (loss)	(5,784)
Net unrealized appreciation (depreciation)	3,553

Net Assets	$297,295

Net Assets:
Institutional Class	$34,246
Class M	993
Administrative Class	210,102
Advisor Class	51,954

Shares Issued and Outstanding:
Institutional Class	2,606
Class M	76
Administrative Class	15,987
Advisor Class	3,953

Net Asset Value Per Share Outstanding:
Institutional Class	$13.14
Class M	13.14
Administrative Class	13.14
Advisor Class	13.14

Cost of investments in securities	$283,235
Cost of investments in Affiliates	$8,411
Cost of foreign currency held	$1,373
Cost or premiums of financial derivative instruments, net	$(2,695)

* Includes repurchase agreements of:	$409

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$17,542
Dividends from Investments in Affiliates	92
Total Income	17,634

Expenses:
Investment advisory fees	1,344
Supervisory and administrative fees	1,194
Distribution and/or servicing fees - Class M	4
Servicing fees - Administrative Class	332
Distribution and/or servicing fees - Advisor Class	122
Trustee fees	8
Interest expense	15
Total Expenses	3,019

Net Investment Income (Loss)	14,615

Net Realized Gain (Loss):
Investments in securities	903
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	459
Over the counter financial derivative instruments	(1,236)
Foreign currency	27

Net Realized Gain (Loss)	152

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	12,607
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(339)
Over the counter financial derivative instruments	989
Foreign currency assets and liabilities	(1)

Net Change in Unrealized Appreciation (Depreciation)	13,258

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,025

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$14,615	$14,897
Net realized gain (loss)	152	(3,194)
Net change in unrealized appreciation (depreciation)	13,258	23,222

Net Increase (Decrease) in Net Assets Resulting from Operations	28,025	34,925

Distributions to Shareholders:
From net investment income
Institutional Class	(1,449)	(952)
Class M	(45)	(32)
Administrative Class	(11,278)	(12,030)
Advisor Class	(2,432)	(2,137)

Total Distributions(a)	(15,204)	(15,151)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(572)	2,382

Total Increase (Decrease) in Net Assets	12,249	22,156

Net Assets:
Beginning of year	285,046	262,890
End of year*	$297,295	$285,046

* Including undistributed (overdistributed) net investment income of:	$4,107	$4,883

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.8%

ARGENTINA 6.9%

SOVEREIGN ISSUES 6.9%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	1,600	$1,407
2.500% due 12/31/2038		$2,500	1,844
3.375% due 01/15/2023	EUR	1,300	1,594
5.250% due 01/15/2028		400	500
5.625% due 01/26/2022		$2,500	2,644
6.250% due 04/22/2019		500	523
6.875% due 04/22/2021		500	546
6.875% due 01/26/2027		3,100	3,392
7.125% due 07/06/2036		900	977
7.125% due 06/28/2117		850	878
7.500% due 04/22/2026		2,150	2,437
7.625% due 04/22/2046		650	735
7.820% due 12/31/2033	EUR	688	967
8.280% due 12/31/2033 (j)		$841	996
Provincia de Buenos Aires
9.950% due 06/09/2021 (j)		300	348
10.875% due 01/26/2021		200	229
Provincia de Cordoba
7.125% due 06/10/2021		150	162
Provincia de la Rioja
9.750% due 02/24/2025		200	222
Provincia de Neuquen
7.500% due 04/27/2025		160	172

Total Argentina (Cost $18,967)			20,573

AZERBAIJAN 0.6%

CORPORATE BONDS & NOTES 0.5%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		$1,300	1,480

SOVEREIGN ISSUES 0.1%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		400	414

Total Azerbaijan (Cost $1,739)			1,894

BAHAMAS 0.4%

SOVEREIGN ISSUES 0.4%
Bahamas Government International Bond
6.000% due 11/21/2028		$1,050	1,097

Total Bahamas (Cost $1,050)			1,097

BRAZIL 8.7%

CORPORATE BONDS & NOTES 5.3%
B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020		$500	522
Banco do Brasil S.A.
3.875% due 10/10/2022		1,025	1,010
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	455
Braskem Netherlands Finance BV
4.500% due 01/10/2028		1,000	985
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		4,100	4,161
Caixa Economica Federal
4.500% due 10/03/2018		500	507
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		500	517
6.875% due 07/30/2019		1,500	1,577
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	410
Petrobras Global Finance BV
5.750% due 01/20/2020		2,000	2,090
6.125% due 01/17/2022		500	532
6.750% due 01/27/2041		200	200
6.850% due 06/05/2115		600	580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 03/17/2044		$500	$521
7.375% due 01/17/2027		1,400	1,544
Samarco Mineracao S.A.
5.750% due 10/24/2023 ^(b)		400	274

			15,885

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,600	1,603

SOVEREIGN ISSUES 2.9%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		840	858
6.500% due 06/10/2019		830	873
Brazil Government International Bond
5.000% due 01/27/2045		2,210	2,065
5.625% due 01/07/2041		50	51
5.625% due 02/21/2047 (j)		900	922
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2018 (e)	BRL	4,900	1,431
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		8,000	2,486

			8,686

Total Brazil (Cost $26,205)			26,174

CAYMAN ISLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (e)		$23	22
0.000% due 11/30/2025 (e)		341	294
0.000% due 05/15/2030 (e)		800	549
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		1,000	1,084
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^«(b)		300	295
Odebrecht Offshore Drilling Finance Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 ^«(a)(b)		355	122
Odebrecht Finance Ltd.
0.000% due 02/12/2018 ^«(b)(e)(g)		623	12
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^«(b)		916	884
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.200% PIK)
7.720% due 12/01/2026 ^«(a)(b)		2,516	591
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (e)		13	13

Total Cayman Islands (Cost $5,096)			3,866

CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$400	417
4.500% due 09/16/2025		1,300	1,399
4.875% due 11/04/2044		600	685
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		700	737
GNL Quintero S.A.
4.634% due 07/31/2029		800	836
Itau CorpBanca
3.875% due 09/22/2019		600	612
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		898	911
4.500% due 08/15/2025		245	243

Total Chile (Cost $5,487)			5,840

CHINA 1.9%

CORPORATE BONDS & NOTES 1.9%
CCCI Treasure Ltd.
3.500% due 04/21/2020 •(g)		$800	799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	$250	$249
Sinopec Group Overseas Development Ltd.
3.250% due 09/13/2027	2,000	1,955
4.375% due 04/10/2024	700	744
4.875% due 05/17/2042	500	565
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	980
3.700% due 06/10/2025	300	308

Total China (Cost $5,531)		5,600

COLOMBIA 3.6%

CORPORATE BONDS & NOTES 1.2%
Ecopetrol S.A.
5.875% due 09/18/2023	$1,500	1,661
5.875% due 05/28/2045	1,300	1,332
7.375% due 09/18/2043	600	724

		3,717

SOVEREIGN ISSUES 2.4%
Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,546
3.875% due 04/25/2027	500	509
4.375% due 07/12/2021	3,100	3,277
8.125% due 05/21/2024	300	380
10.375% due 01/28/2033	225	356

		7,068

Total Colombia (Cost $10,256)		10,785

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%
Costa Rica Government International Bond
4.250% due 01/26/2023	$400	391
4.375% due 04/30/2025	200	194
5.625% due 04/30/2043	400	355

Total Costa Rica (Cost $1,000)		940

DOMINICAN REPUBLIC 1.4%

SOVEREIGN ISSUES 1.4%
Dominican Republic International Bond
5.500% due 01/27/2025	$700	743
5.950% due 01/25/2027	2,100	2,273
6.850% due 01/27/2045	400	451
6.875% due 01/29/2026	500	571

Total Dominican Republic (Cost $3,832)		4,038

ECUADOR 1.2%

CORPORATE BONDS & NOTES 0.2%
Petroamazonas EP
4.625% due 11/06/2020	$700	688

SOVEREIGN ISSUES 1.0%
Ecuador Government International Bond
7.950% due 06/20/2024	200	213
8.750% due 06/02/2023	400	444
8.875% due 10/23/2027	1,000	1,104
9.625% due 06/02/2027	400	459
9.650% due 12/13/2026	600	691

		2,911

Total Ecuador (Cost $3,256)		3,599

EGYPT 0.8%

SOVEREIGN ISSUES 0.8%
Egypt Government International Bond
6.125% due 01/31/2022	$900	943
7.500% due 01/31/2027	400	443

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 01/31/2047	$900	$1,036

Total Egypt (Cost $2,299)		2,422

EL SALVADOR 0.7%

SOVEREIGN ISSUES 0.7%
El Salvador Government International Bond
5.875% due 01/30/2025	$1,500	$1,515
7.650% due 06/15/2035	545	593

Total El Salvador (Cost $2,111)		2,108

ETHIOPIA 0.2%

SOVEREIGN ISSUES 0.2%
Ethiopia Government International Bond
6.625% due 12/11/2024	$600	631

Total Ethiopia (Cost $613)		631

GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabon Government International Bond
6.375% due 12/12/2024	$702	715

Total Gabon (Cost $684)		715

GHANA 0.4%

SOVEREIGN ISSUES 0.4%
Ghana Government International Bond
9.250% due 09/15/2022	$1,000	1,136

Total Ghana (Cost $1,049)		1,136

GUATEMALA 0.8%

SOVEREIGN ISSUES 0.8%
Guatemala Government International Bond
4.375% due 06/05/2027	$300	300
4.875% due 02/13/2028	610	633
5.750% due 06/06/2022	1,260	1,363

Total Guatemala (Cost $2,193)		2,296

HONG KONG 1.4%

CORPORATE BONDS & NOTES 1.4%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	599
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	2,200	2,323
CNPC General Capital Ltd.
2.750% due 05/14/2019	500	501
Nexen Energy ULC
6.400% due 05/15/2037	50	65
7.500% due 07/30/2039	450	668

Total Hong Kong (Cost $3,966)		4,156

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%
Hungary Government International Bond
5.375% due 02/21/2023	$100	111
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	500	546

Total Hungary (Cost $598)		657

INDIA 0.2%

SOVEREIGN ISSUES 0.2%
Export-Import Bank of India
3.375% due 08/05/2026	$700	689

Total India (Cost $700)		689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 7.7%

CORPORATE BONDS & NOTES 3.3%
Majapahit Holding BV
7.875% due 06/29/2037		$700	$948
Pelabuhan Indonesia Persero PT
4.875% due 10/01/2024		500	534
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	410
Pertamina Persero PT
4.300% due 05/20/2023		1,500	1,571
4.875% due 05/03/2022		500	533
5.250% due 05/23/2021		800	859
6.000% due 05/03/2042		1,500	1,708
6.450% due 05/30/2044		2,100	2,521
Perusahaan Listrik Negara PT
4.125% due 05/15/2027		600	602

			9,686

SOVEREIGN ISSUES 4.4%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	909
3.375% due 04/15/2023		$2,000	2,023
3.375% due 07/30/2025	EUR	100	136
4.350% due 01/11/2048		$700	712
4.750% due 01/08/2026		3,400	3,703
5.125% due 01/15/2045		200	221
5.250% due 01/17/2042		400	449
5.250% due 01/08/2047		600	679
6.625% due 02/17/2037		900	1,154
6.750% due 01/15/2044		1,700	2,263
7.750% due 01/17/2038		100	143
Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		600	609

			13,001

Total Indonesia (Cost $20,613)			22,687

IRELAND 1.6%

CORPORATE BONDS & NOTES 1.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,100	1,140
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		3,100	3,377
6.025% due 07/05/2022		200	217

Total Ireland (Cost $4,513)			4,734

ISRAEL 0.5%

CORPORATE BONDS & NOTES 0.2%
Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$400	404
5.412% due 12/30/2025		320	323

			727

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043		800	875

Total Israel (Cost $1,534)			1,602

IVORY COAST 0.5%

SOVEREIGN ISSUES 0.5%
Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	600	786
6.125% due 06/15/2033		$300	306
6.375% due 03/03/2028		300	318

Total Ivory Coast (Cost $1,275)			1,410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAMAICA 0.2%

SOVEREIGN ISSUES 0.2%
Jamaica Government International Bond
6.750% due 04/28/2028		$200	$227
7.875% due 07/28/2045		200	244

Total Jamaica (Cost $400)			471

JORDAN 0.6%

SOVEREIGN ISSUES 0.6%
Jordan Government International Bond
5.750% due 01/31/2027		$1,400	1,392
6.125% due 01/29/2026		300	310

Total Jordan (Cost $1,700)			1,702

KAZAKHSTAN 2.4%

CORPORATE BONDS & NOTES 1.7%
KazMunayGas National Co. JSC
7.000% due 05/05/2020		$4,350	4,721
9.125% due 07/02/2018		200	206

			4,927

SOVEREIGN ISSUES 0.7%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	937
4.875% due 10/14/2044		800	863
6.500% due 07/21/2045		300	386

			2,186

Total Kazakhstan (Cost $6,608)			7,113

LUXEMBOURG 5.7%

ASSET-BACKED SECURITIES 0.1%
Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019 «	EUR	149	179

CORPORATE BONDS & NOTES 5.6%
European Financial Stability Facility
1.250% due 02/05/2018		1,700	2,043
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,800	1,845
6.000% due 11/27/2023		300	332
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,000	2,152
6.510% due 03/07/2022		950	1,053
7.288% due 08/16/2037		460	569
9.250% due 04/23/2019		1,000	1,081
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 (a)		701	473
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024 •(h)		2,300	2,342
5.717% due 06/16/2021		600	646
6.125% due 02/07/2022		3,700	4,043

			16,579

Total Luxembourg (Cost $16,109)			16,758

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	227

Total Malaysia (Cost $198)			227

MEXICO 8.5%

		SHARES
COMMON STOCKS 0.0%
Desarrolladora Homex S.A.B. de C.V. (c)		17,978	1

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		SHARES	MARKET VALUE (000S)
Hipotecaria Su Casita S.A. de C.V. «(c)		5,259	$0
Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		1,907	0

			1

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.0%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	285
Banco Nacional de Comercio Exterior SNC
3.800% due 08/11/2026 •		$800	803
BBVA Bancomer S.A.
6.750% due 09/30/2022		500	566
Comision Federal de Electricidad
4.750% due 02/23/2027		400	420
4.875% due 05/26/2021		900	956
4.875% due 01/15/2024		800	856
6.125% due 06/16/2045		600	668
Petroleos Mexicanos
5.500% due 06/27/2044		1,740	1,605
6.375% due 01/23/2045		300	302
6.500% due 03/13/2027		700	766
6.500% due 06/02/2041		8,520	8,784
6.625% due 06/15/2038		700	731
6.750% due 09/21/2047		400	419
6.875% due 08/04/2026		500	568

			17,729

SOVEREIGN ISSUES 2.5%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	1,157
4.600% due 01/23/2046		$1,108	1,095
4.600% due 02/10/2048		600	593
4.750% due 03/08/2044		350	355
5.550% due 01/21/2045		2,520	2,844
5.750% due 10/12/2110		700	749
6.050% due 01/11/2040		548	648

			7,441

Total Mexico (Cost $25,891)			25,171

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Mongolia Government International Bond
5.125% due 12/05/2022		$530	526
5.625% due 05/01/2023		700	708

Total Mongolia (Cost $1,228)			1,234

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		$300	307

Total Namibia (Cost $298)			307

NETHERLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$1,400	1,363
Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		500	588

Total Netherlands (Cost $1,933)			1,951

NIGERIA 1.0%

SOVEREIGN ISSUES 1.0%
Nigeria Government International Bond
6.375% due 07/12/2023		$200	213
6.500% due 11/28/2027		600	627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 11/28/2047	$400	$430
7.875% due 02/16/2032	1,500	1,699

Total Nigeria (Cost $2,735)		2,969

OMAN 0.5%

SOVEREIGN ISSUES 0.5%
Oman Government International Bond
5.375% due 03/08/2027	$1,300	1,314
6.500% due 03/08/2047	200	201

Total Oman (Cost $1,494)		1,515

PAKISTAN 0.4%

SOVEREIGN ISSUES 0.4%
Pakistan Government International Bond
6.875% due 12/05/2027	$1,100	1,106

Total Pakistan (Cost $1,100)		1,106

PANAMA 1.8%

SOVEREIGN ISSUES 1.8%
Panama Government International Bond
4.300% due 04/29/2053	$1,100	1,151
4.500% due 05/15/2047	700	755
8.875% due 09/30/2027	780	1,135
9.375% due 04/01/2029	1,553	2,361

Total Panama (Cost $4,534)		5,402

PARAGUAY 0.5%

SOVEREIGN ISSUES 0.5%
Paraguay Government International Bond
4.625% due 01/25/2023	$200	211
4.700% due 03/27/2027	700	735
6.100% due 08/11/2044	400	457

Total Paraguay (Cost $1,304)		1,403

PERU 1.2%

CORPORATE BONDS & NOTES 0.3%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	201
Petroleos del Peru S.A.
5.625% due 06/19/2047	300	315
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021	300	311

		827

SOVEREIGN ISSUES 0.9%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	200	201
Peru Government International Bond
4.125% due 08/25/2027	1,000	1,089
8.750% due 11/21/2033	894	1,411

		2,701

Total Peru (Cost $3,336)		3,528

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$900	1,150

Total Philippines (Cost $1,125)		1,150

POLAND 1.1%

SOVEREIGN ISSUES 1.1%
Poland Government International Bond
3.250% due 04/06/2026	$3,100	3,172

Total Poland (Cost $3,080)		3,172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.6%

CORPORATE BONDS & NOTES 0.3%
Nakilat, Inc.
6.067% due 12/31/2033		$100	$117
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	394
SoQ Sukuk A QSC
2.099% due 01/18/2018		300	300

			811

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.500% due 01/20/2022		800	844

Total Qatar (Cost $1,582)			1,655

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
2.750% due 10/29/2025	EUR	200	261
3.875% due 10/29/2035		100	132

Total Romania (Cost $336)			393

RUSSIA 1.0%

CORPORATE BONDS & NOTES 0.4%
SCF Capital Ltd.
5.375% due 06/16/2023		$800	830
VEON Holdings BV
5.200% due 02/13/2019		400	409

			1,239

SOVEREIGN ISSUES 0.6%
Russia Government International Bond
5.625% due 04/04/2042		1,500	1,684
5.875% due 09/16/2043		200	232

			1,916

Total Russia (Cost $2,871)			3,155

SAUDI ARABIA 0.6%

SOVEREIGN ISSUES 0.6%
Saudi Government International Bond
2.875% due 03/04/2023		$800	788
3.250% due 10/26/2026		200	196
3.625% due 03/04/2028		800	794

Total Saudi Arabia (Cost $1,783)			1,778

SENEGAL 0.5%

SOVEREIGN ISSUES 0.5%
Senegal Government International Bond
6.250% due 05/23/2033		$1,500	1,588

Total Senegal (Cost $1,500)			1,588

SERBIA 0.7%

SOVEREIGN ISSUES 0.7%
Serbia Government International Bond
4.875% due 02/25/2020		$1,900	1,974

Total Serbia (Cost $1,958)			1,974

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%
BOC Aviation Ltd.
2.750% due 09/18/2022		$900	881

Total Singapore (Cost $895)			881

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 1.3%

CORPORATE BONDS & NOTES 1.0%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	$524
6.500% due 04/15/2040		100	106
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		400	396
7.125% due 02/11/2025		1,000	1,025
Myriad International Holdings BV
5.500% due 07/21/2025		800	873

			2,924

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
4.665% due 01/17/2024		100	102
4.875% due 04/14/2026		400	410
5.000% due 10/12/2046		300	285

			797

Total South Africa (Cost $3,680)			3,721

SPAIN 0.3%

SOVEREIGN ISSUES 0.3%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	800	1,017

Total Spain (Cost $914)			1,017

SRI LANKA 2.2%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	507

SOVEREIGN ISSUES 2.0%
Sri Lanka Government International Bond
5.125% due 04/11/2019		700	713
5.750% due 01/18/2022		1,000	1,047
6.125% due 06/03/2025		1,100	1,166
6.200% due 05/11/2027		800	846
6.250% due 07/27/2021		768	818
6.825% due 07/18/2026		900	993
6.850% due 11/03/2025		400	442

			6,025

Total Sri Lanka (Cost $6,082)			6,532

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Banque Ouest Africaine de Developpement
5.000% due 07/27/2027		$1,200	1,249

Total Supranational (Cost $1,178)			1,249

TANZANIA 0.3%

SOVEREIGN ISSUES 0.3%
Tanzania Government International Bond
7.452% (US0006M + 6.000%) due 03/09/2020 ~		$778	818

Total Tanzania (Cost $804)			818

TRINIDAD AND TOBAGO 0.4%

CORPORATE BONDS & NOTES 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$638	643

SOVEREIGN ISSUES 0.2%
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		600	616

Total Trinidad and Tobago (Cost $1,229)			1,259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 4.8%

CORPORATE BONDS & NOTES 0.3%
Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023	$200	$204
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	335	327
Turkiye Is Bankasi
6.125% due 04/25/2024	400	404

		935

SOVEREIGN ISSUES 4.5%
Export Credit Bank of Turkey
4.250% due 09/18/2022	500	488
5.375% due 10/24/2023	200	203
Turkey Government International Bond
4.875% due 04/16/2043	1,100	968
5.750% due 05/11/2047	1,000	977
6.000% due 03/25/2027	3,600	3,840
6.000% due 01/14/2041	600	608
6.750% due 05/30/2040	1,700	1,876
6.875% due 03/17/2036	1,600	1,788
7.250% due 03/05/2038	700	815
7.500% due 11/07/2019	400	430
8.000% due 02/14/2034	1,100	1,358

		13,351

Total Turkey (Cost $14,088)		14,286

UKRAINE 3.1%

SOVEREIGN ISSUES 3.1%
Ukraine Government International Bond
7.375% due 09/25/2032	$800	788
7.750% due 09/01/2020	3,700	3,929
7.750% due 09/01/2021	1,900	2,027
7.750% due 09/01/2022	1,100	1,172
7.750% due 09/01/2023	200	213
7.750% due 09/01/2024	1,000	1,055

Total Ukraine (Cost $8,694)		9,184

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037	$600	740

SOVEREIGN ISSUES 0.1%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022	400	393

Total United Arab Emirates (Cost $922)		1,133

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023	$200	214

Total United Kingdom (Cost $205)		214

UNITED STATES 3.5%

ASSET-BACKED SECURITIES 1.3%
Countrywide Asset-Backed Certificates Trust
1.792% (US0001M + 0.240%) due 02/25/2037 ~	$900	872
2.302% (US0001M + 0.750%) due 11/25/2035 ~	380	380
Morgan Stanley ABS Capital, Inc. Trust
2.317% (US0001M + 0.765%) due 01/25/2035 ~	69	67
2.347% (US0001M + 0.795%) due 03/25/2034 ~	799	789
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.072% (US0001M + 0.520%) due 09/25/2035 ~	500	434

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
2.452% (US0001M + 0.900%) due 10/25/2037 ~	$217	$183
Wells Fargo Home Equity Asset-Backed Securities Trust
1.872% (US0001M + 0.320%) due 03/25/2037 ~	1,500	1,193

		3,918

CORPORATE BONDS & NOTES 1.1%
Rio Oil Finance Trust
9.250% due 07/06/2024	2,054	2,229
9.750% due 01/06/2027	934	1,014

		3,243

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 «~	800	793

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
American Home Mortgage Investment Trust
3.152% (US0006M + 1.500%) due 09/25/2045 ~	6	6
Banc of America Mortgage Trust
3.429% due 02/25/2036 ^~	2	2
BCAP LLC Trust
2.972% due 05/26/2037 ~	1,260	1,068
Bear Stearns Adjustable Rate Mortgage Trust
3.550% due 01/25/2035 ~	2	2
3.678% due 05/25/2047 ^~	20	19
Citigroup Mortgage Loan Trust
2.821% due 08/25/2035 ~	26	25
3.674% due 09/25/2037 ^~	41	39
CitiMortgage Alternative Loan Trust
2.202% (US0001M + 0.650%) due 10/25/2036 ~	213	175
Countrywide Alternative Loan Trust
1.902% (US0001M + 0.350%) due 05/25/2036 ^~	203	118
GSR Mortgage Loan Trust
3.639% due 01/25/2036 ^~	7	7
IndyMac Mortgage Loan Trust
1.732% (US0001M + 0.180%) due 02/25/2037 ~	319	294
2.192% (US0001M + 0.640%) due 07/25/2045 ~	199	192
Morgan Stanley Mortgage Loan Trust
3.230% due 06/25/2036 ~	3	4
Suntrust Adjustable Rate Mortgage Loan Trust
3.704% due 10/25/2037 ~	176	167
WaMu Mortgage Pass-Through Certificates Trust
3.168% due 02/25/2037 ^~	28	27
Washington Mutual Mortgage Pass-Through Certificates Trust
1.813% (12MTA + 0.750%) due 02/25/2047 ^~	317	258
Wells Fargo Mortgage-Backed Securities Trust
3.387% due 07/25/2036 ^~	7	7

		2,410

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
3.457% (US0012M + 1.815%) due 03/01/2036 ~	15	16

Total United States (Cost $9,916)		10,380

URUGUAY 1.8%

SOVEREIGN ISSUES 1.8%
Uruguay Government International Bond
4.375% due 10/27/2027	$1,054	1,132
4.500% due 08/14/2024	257	279

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 06/18/2050	$3,000	$3,338
7.625% due 03/21/2036	400	572

Total Uruguay (Cost $4,811)		5,321

VENEZUELA 1.5%

CORPORATE BONDS & NOTES 0.7%
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(j)	$3,790	900
5.500% due 04/12/2037	4,350	1,055
6.000% due 11/15/2026	1,200	269

		2,224

SOVEREIGN ISSUES 0.8%
Venezuela Government International Bond
6.000% due 12/09/2020 ^	500	114
7.000% due 03/31/2038 ^	300	64
7.650% due 04/21/2025 ^	880	181
7.750% due 10/13/2019 ^	3,240	753
8.250% due 10/13/2024 ^	3,850	789
9.000% due 05/07/2023 ^	800	170
9.250% due 09/15/2027	1,190	262
9.375% due 01/13/2034	40	8

		2,341

Total Venezuela (Cost $13,366)		4,565

VIRGIN ISLANDS (BRITISH) 0.7%

CORPORATE BONDS & NOTES 0.7%
Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$1,150	1,176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GTL Trade Finance, Inc.
7.250% due 04/16/2044		$200	$217
Rosneft Finance S.A.
7.875% due 03/13/2018		600	607

Total Virgin Islands (British) (Cost $1,947)			2,000

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (i) 0.1%
			409

ARGENTINA TREASURY BILLS 1.4%
2.821% due 01/26/2018 - 05/24/2018 (d)(e)		$4,300	4,268

U.K. TREASURY BILLS 0.6%
0.041% due 01/15/2018 - 01/29/2018 (d)(e)	GBP	1,400	1,890

U.S. TREASURY BILLS 0.1%
1.038% due 01/04/2018 (e)(f)		$285	285

Total Short-Term Instruments (Cost $6,834)			6,852

Total Investments in Securities (Cost $283,235)			284,783

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio III	851,074	$8,413

Total Short-Term Instruments (Cost $8,411)		8,413

Total Investments in Affiliates (Cost $8,411)		8,413

Total Investments 98.6% (Cost $291,646)		$293,196

Financial Derivative Instruments (k)(l) 0.1% (Cost or Premiums, net $(2,695))		284

Other Assets and Liabilities, net 1.3%		3,815

Net Assets 100.0%		$297,295

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$409	U.S. Treasury Notes 1.375% due 06/30/2023	$(418)	$409	$409

Total Repurchase Agreements						$(418)	$409	$409

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CFR	(12.000)%	12/20/2017	TBD	(3)	$(101)	$(101)
NOM	(0.750)	12/15/2017	TBD	(3)	(336)	(336)
	0.900	12/15/2017	TBD	(3)	(911)	(911)
	1.000	12/15/2017	TBD	(3)	(703)	(703)

Total Reverse Repurchase Agreements						$(2,051)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CFR	$0	$(101)	$0	$(101)	$95	$(6)
FICC	409	0	0	409	(418)	(9)
NOM	0	(1,950)	0	(1,950)	1,986	36

Total Borrowings and Other Financing Transactions	$409	$(2,051)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(101)	$(101)
Sovereign Issues	0	0	0	(1,950)	(1,950)

Total Borrowings	$0	$0	$0	$(2,051)	$(2,051)

Payable for reverse repurchase agreements					$(2,051)

(j)	Securities with an aggregate market value of $2,361 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(6,515) at a weighted average interest rate of 0.111%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2018	86	$9,990	$(7)	$8	$0

Total Futures Contracts				$(7)	$8	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$2,328	$(30)	$6	$(24)	$1	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	13.375%	Maturity	01/02/2018	BRL	1,320	$0	$(8)	$(8)	$0	$0
Receive	1-Year BRL-CDI	12.435	Maturity	01/02/2019		1,300	(3)	(20)	(23)	0	0
Receive	1-Year BRL-CDI	11.680	Maturity	01/04/2021		800	4	(14)	(10)	0	0
Receive	1-Year BRL-CDI	12.850	Maturity	01/04/2021		1,290	(15)	(23)	(38)	0	0
Receive	1-Year BRL-CDI	16.150	Maturity	01/04/2021		6,900	(237)	(147)	(384)	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	5,700	(494)	51	(443)	10	0
Receive(4)	6-Month EUR-EURIBOR	0.500	Annual	03/21/2023	EUR	1,200	(15)	5	(10)	1	0
Receive(4)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028		1,000	(9)	0	(9)	2	0

							$(769)	$(156)	$(925)	$13	$0

Total Swap Agreements							$(799)	$(150)	$(949)	$14	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$8	$14	$22	$0	$0	$0	$0

Cash of $850 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	4,700		$1,423	$6	$0
	01/2018		$1,450	BRL	4,700	0	(33)
	02/2018		324		1,069	0	(3)
	02/2018	ZAR	9,460		$685	0	(75)
	07/2018	BRL	4,800		1,450	31	0
BPS	01/2018		1		0	0	0
	01/2018	EUR	7,465		8,899	0	(61)
	01/2018		$0	BRL	1	0	0
	03/2018	TWD	42,540		$1,418	0	(28)
	03/2018		$1,534	CNH	10,226	30	0
BRC	01/2018	GBP	1,106		$1,483	0	(12)
CBK	01/2018	BRL	6,000		1,814	5	0
	01/2018	EUR	213		253	0	(2)
	01/2018		$1,795	BRL	6,000	14	0
DUB	02/2018	EUR	1,723		$2,041	0	(31)
	06/2018		$288	EGP	5,364	1	0
	07/2018	BRL	100		$30	0	0
GLM	01/2018		23,129		7,001	29	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2018	GBP	294		$395	$0	$(2)
	01/2018		$6,935	BRL	23,129	37	0
	02/2018	BRL	23,129		$6,909	0	(41)
	02/2018		$1,495	BRL	4,931	0	(13)
	03/2018	CNH	10,286		$1,540	0	(33)
HUS	01/2018	MXN	4,705		250	12	0
	06/2018		$274	EGP	5,116	2	0
JPM	02/2018		3,198	BRL	10,580	0	(19)
MSB	03/2018		548	EGP	9,977	1	0
NGF	01/2018	BRL	27,830		$8,496	106	0
	01/2018		$8,413	BRL	27,830	0	(23)
TOR	06/2018		144	EGP	2,686	1	0
UAG	03/2018	KRW	445,498		$397	0	(21)

Total Forward Foreign Currency Contracts						$275	$(397)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	0

						$(18)	$0

Total Written Options						$(18)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2022	1.639%	$1,200	$50	$(15)	$35	$0
CBK	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	0.916	300	26	(27)	0	(1)
GST	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	0.916	100	8	(8)	0	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2022	1.639	900	38	(12)	26	0

							$122	$(62)	$61	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2020	0.801%	$300	$(18)	$20	$2	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.354	500	(1)	6	5	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.518	300	(16)	20	4	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.463	400	(25)	31	6	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.337	200	(8)	12	4	0
BPS	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.671	500	(15)	21	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2018	0.278	300	2	(1)	1	0
	Peru Government International Bond	1.000	Quarterly	06/20/2018	0.111	3,700	35	(18)	17	0
	Turkey Government International Bond	1.000	Quarterly	03/20/2018	0.289	1,000	1	1	2	0
BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.587	200	(8)	9	1	0
	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.356	3,000	41	34	75	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.354	100	0	1	1	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.518	400	(23)	28	5	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.108	100	(14)	13	0	(1)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.160	200	1	2	3	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.470	1,500	(18)	49	31	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2020	1.279	1,000	(90)	82	0	(8)
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.468	1,800	11	(1)	10	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.620	3,800	(418)	461	43	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.203%	$500	$(36)	$32	$0	$(4)
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	1.403	600	(28)	18	0	(10)
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2020	0.900	1,400	(191)	196	5	0
	Brazil Government International Bond	1.000	Quarterly	03/20/2021	1.003	1,300	(58)	58	0	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.354	3,200	14	17	31	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.108	300	(41)	39	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2019	0.714	3,000	19	(1)	18	0
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.482	200	(32)	34	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.620	3,600	(307)	348	41	0
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	1.037	1,800	(17)	16	0	(1)
DUB	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.518	200	(11)	14	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.059	7,500	(47)	29	0	(18)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.160	500	3	3	6	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.266	200	(2)	5	3	0
FBF	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.518	200	(11)	14	3	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.595	2,900	(188)	228	40	0
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2018	0.458	600	(28)	31	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.587	100	(4)	5	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.801	200	(12)	13	1	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.108	100	(14)	13	0	(1)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.160	100	1	0	1	0
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373	2,200	5	(1)	4	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.605	1,000	(49)	22	0	(27)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.354	2,600	(19)	45	26	0
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.160	200	1	2	3	0
	South Africa Government International Bond	1.000	Quarterly	03/20/2023	1.644	1,700	(139)	87	0	(52)
JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.651	1,000	(37)	44	7	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.354	500	3	2	5	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.463	300	(19)	23	4	0
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.160	500	2	4	6	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.470	1,000	(12)	33	21	0
	Peru Government International Bond	1.000	Quarterly	06/20/2018	0.111	1,300	11	(5)	6	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.314	1,900	(146)	117	0	(29)
NGF	Egypt Government International Bond	1.000	Quarterly	12/20/2018	1.691	1,200	(12)	5	0	(7)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2021	0.716	500	1	5	6	0
UAG	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	300	(21)	16	0	(5)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.595	100	(7)	8	1	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2022	0.855	3,600	(9)	35	26	0

							$(2,000)	$2,324	$489	$(165)

Total Swap Agreements							$(1,878)	$2,262	$550	$(166)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$37	$0	$21	$58	$(111)	$0	$0	$(111)	$(53)	$0	$(53)
BPS	30	0	61	91	(89)	0	0	(89)	2	0	2
BRC	0	0	169	169	(12)	0	(23)	(35)	134	0	134
CBK	19	0	97	116	(2)	0	(4)	(6)	110	(130)	(20)
DUB	1	0	12	13	(31)	0	(18)	(49)	(36)	0	(36)
FBF	0	0	43	43	0	0	0	0	43	0	43
GLM	66	0	0	66	(89)	0	0	(89)	(23)	0	(23)
GST	0	0	32	32	0	0	(1)	(1)	31	0	31
HUS	14	0	33	47	0	0	(79)	(79)	(32)	0	(32)
JPM	0	0	49	49	(19)	0	(29)	(48)	1	0	1
MSB	1	0	0	1	0	0	0	0	1	0	1
NGF	106	0	6	112	(23)	0	(7)	(30)	82	0	82

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
TOR	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
UAG	0	0	27	27	(21)	0	(5)	(26)	1	0	1

Total Over the Counter	$275	$0	$550	$825	$(397)	$0	$(166)	$(563)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	1	0	0	13	14

	$0	$1	$0	$0	$21	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$275	$0	$275
Swap Agreements	0	550	0	0	0	550

	$0	$550	$0	$275	$0	$825

	$0	$551	$0	$275	$21	$847

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$397	$0	$397
Swap Agreements	0	166	0	0	0	166

	$0	$166	$0	$397	$0	$563

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$230	$230
Swap Agreements	0	232	0	0	(3)	229

	$0	$232	$0	$0	$227	$459

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,755)	$0	$(1,755)
Written Options	0	0	0	71	48	119
Swap Agreements	0	400	0	0	0	400

	$0	$400	$0	$(1,684)	$48	$(1,236)

	$0	$632	$0	$(1,684)	$275	$(777)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(201)	$(201)
Swap Agreements	0	6	0	0	(144)	(138)

	$0	$6	$0	$0	$(345)	$(339)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(393)	$0	$(393)
Written Options	0	0	0	(29)	(27)	(56)
Swap Agreements	0	1,438	0	0	0	1,438

	$0	$1,438	$0	$(422)	$(27)	$989

	$0	$1,444	$0	$(422)	$(372)	$650

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$20,573	$0	$20,573
Azerbaijan
Corporate Bonds & Notes	0	1,480	0	1,480
Sovereign Issues	0	414	0	414
Bahamas
Sovereign Issues	0	1,097	0	1,097
Brazil
Corporate Bonds & Notes	0	15,885	0	15,885
Loan Participations and Assignments	0	0	1,603	1,603
Sovereign Issues	0	8,686	0	8,686
Cayman Islands
Corporate Bonds & Notes	0	1,962	1,904	3,866
Chile
Corporate Bonds & Notes	0	5,840	0	5,840
China
Corporate Bonds & Notes	0	5,600	0	5,600
Colombia
Corporate Bonds & Notes	0	3,717	0	3,717
Sovereign Issues	0	7,068	0	7,068
Costa Rica
Sovereign Issues	0	940	0	940
Dominican Republic
Sovereign Issues	0	4,038	0	4,038
Ecuador
Corporate Bonds & Notes	0	688	0	688
Sovereign Issues	0	2,911	0	2,911
Egypt
Sovereign Issues	0	2,422	0	2,422
El Salvador
Sovereign Issues	0	2,108	0	2,108
Ethiopia
Sovereign Issues	0	631	0	631
Gabon
Sovereign Issues	0	715	0	715
Ghana
Sovereign Issues	0	1,136	0	1,136
Guatemala
Sovereign Issues	0	2,296	0	2,296
Hong Kong
Corporate Bonds & Notes	0	4,156	0	4,156

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Hungary
Sovereign Issues	$0	$657	$0	$657
India
Sovereign Issues	0	689	0	689
Indonesia
Corporate Bonds & Notes	0	9,686	0	9,686
Sovereign Issues	0	13,001	0	13,001
Ireland
Corporate Bonds & Notes	0	4,734	0	4,734
Israel
Corporate Bonds & Notes	0	727	0	727
Sovereign Issues	0	875	0	875
Ivory Coast
Sovereign Issues	0	1,410	0	1,410
Jamaica
Sovereign Issues	0	471	0	471
Jordan
Sovereign Issues	0	1,702	0	1,702
Kazakhstan
Corporate Bonds & Notes	0	4,927	0	4,927
Sovereign Issues	0	2,186	0	2,186
Luxembourg
Asset-Backed Securities	0	0	179	179
Corporate Bonds & Notes	0	16,579	0	16,579
Malaysia
Corporate Bonds & Notes	0	227	0	227
Mexico
Common Stocks	1	0	0	1
Corporate Bonds & Notes	0	17,729	0	17,729
Sovereign Issues	0	7,441	0	7,441
Mongolia
Sovereign Issues	0	1,234	0	1,234
Namibia
Sovereign Issues	0	307	0	307
Netherlands
Corporate Bonds & Notes	0	1,951	0	1,951
Nigeria
Sovereign Issues	0	2,969	0	2,969
Oman
Sovereign Issues	0	1,515	0	1,515
Pakistan
Sovereign Issues	0	1,106	0	1,106

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Panama
Sovereign Issues	$0	$5,402	$0	$5,402
Paraguay
Sovereign Issues	0	1,403	0	1,403
Peru
Corporate Bonds & Notes	0	827	0	827
Sovereign Issues	0	2,701	0	2,701
Philippines
Corporate Bonds & Notes	0	1,150	0	1,150
Poland
Sovereign Issues	0	3,172	0	3,172
Qatar
Corporate Bonds & Notes	0	811	0	811
Sovereign Issues	0	844	0	844
Romania
Sovereign Issues	0	393	0	393
Russia
Corporate Bonds & Notes	0	1,239	0	1,239
Sovereign Issues	0	1,916	0	1,916
Saudi Arabia
Sovereign Issues	0	1,778	0	1,778
Senegal
Sovereign Issues	0	1,588	0	1,588
Serbia
Sovereign Issues	0	1,974	0	1,974
Singapore
Corporate Bonds & Notes	0	881	0	881
South Africa
Corporate Bonds & Notes	0	2,924	0	2,924
Sovereign Issues	0	797	0	797
Spain
Sovereign Issues	0	1,017	0	1,017
Sri Lanka
Corporate Bonds & Notes	0	507	0	507
Sovereign Issues	0	6,025	0	6,025
Supranational
Corporate Bonds & Notes	0	1,249	0	1,249
Tanzania
Sovereign Issues	0	818	0	818
Trinidad and Tobago
Corporate Bonds & Notes	0	643	0	643
Sovereign Issues	0	616	0	616
Turkey
Corporate Bonds & Notes	0	935	0	935
Sovereign Issues	0	13,351	0	13,351
Ukraine
Sovereign Issues	0	9,184	0	9,184

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
United Arab Emirates
Corporate Bonds & Notes	$0	$740	$0	$740
Sovereign Issues	0	393	0	393
United Kingdom
Corporate Bonds & Notes	0	214	0	214
United States
Asset-Backed Securities	0	3,918	0	3,918
Corporate Bonds & Notes	0	3,243	0	3,243
Loan Participations and Assignments	0	0	793	793
Non-Agency Mortgage-Backed Securities	0	2,410	0	2,410
U.S. Government Agencies	0	16	0	16
Uruguay
Sovereign Issues	0	5,321	0	5,321
Venezuela
Corporate Bonds & Notes	0	2,224	0	2,224
Sovereign Issues	0	2,341	0	2,341
Virgin Islands (British)
Corporate Bonds & Notes	0	2,000	0	2,000
Short-Term Instruments
Repurchase Agreements	0	409	0	409
Argentina Treasury Bills	0	4,268	0	4,268
U.K. Treasury Bills	0	1,890	0	1,890
U.S. Treasury Bills	0	285	0	285

	$1	$280,303	$4,479	$284,783

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,413	$0	$0	$8,413

Total Investments	$8,414	$280,303	$4,479	$293,196

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8	14	0	22
Over the counter	0	825	0	825

	$8	$839	$0	$847

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(563)	$0	$(563)

Total Financial Derivative Instruments	$8	$276	$0	$284

Totals	$8,422	$280,579	$4,479	$293,480

There were no significant transfers among Levels 1 and 2 during the period ended December 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2017:

Category and Subcategory	Beginning Balance at 12/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2017(1)
Investments in Securities, at Value
Brazil Loan Participations and Assignments	$0	$1,600	$0	$0	$0	$3	$0	$0	$1,603	$3
Cayman Islands Corporate Bonds & Notes	828	1,904	(39)	34	6	36	0	(865)	1,904	36
Luxembourg Asset-Backed Securities	0	199	(60)	4	8	28	0	0	179	27
Netherlands Loan Participations and Assignments	751	(39)	(758)	15	31	0	0	0	0	0
United States Loan Participations and Assignments	0	773	0	3	0	17	0	0	793	17

Totals	$1,579	$4,437	$(857)	$56	$45	$84	$0	$(865)	$4,479	$83

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil Loan Participations and Assignments	$1,603	Proxy Pricing	Base Price	100.000
Cayman Islands Corporate Bonds & Notes	1,904	Indicative Market Quotation	Broker Quote	1.981-98.225
Luxembourg Asset-Backed Securities	179	Proxy Pricing	Base Price	99.000
United States Loan Participations and Assignments	793	Other Valuation Techniques(2)	—	—

Total	$4,479

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,820	$118,892	$(118,300)	$(1)	$2	$8,413	$92	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2017 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities  Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$100,713	$114,263

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	963	$12,590	551	$6,879
Class M	23	287	29	370
Administrative Class	2,583	33,598	4,029	50,510
Advisor Class	1,193	15,592	2,109	26,599
Issued as reinvestment of distributions
Institutional Class	111	1,449	76	952
Class M	3	45	3	32
Administrative Class	863	11,271	963	12,029
Advisor Class	186	2,432	171	2,137
Cost of shares redeemed
Institutional Class	(153)	(1,994)	(126)	(1,561)
Class M	(8)	(107)	(15)	(181)
Administrative Class	(4,754)	(62,103)	(6,171)	(77,471)
Advisor Class	(1,048)	(13,632)	(1,428)	(17,913)
Net increase (decrease) resulting from Portfolio share transactions	(38)	$(572)	191	$2,382

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

December 31, 2017

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio. One of the shareholders is a related party and comprises 47% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Emerging Markets Bond Portfolio	$4,912	$0	$1,113	$0	$(4,149)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Portfolio	$0	$4,149

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Emerging Markets Bond Portfolio	$291,390	$15,542	$(14,430)	$1,112

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Emerging Markets Bond Portfolio	$15,204	$0	$0	$15,151	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Emerging Markets Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EGP	Egyptian Pound	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	LIBOR 1	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0001M	1 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	JSC	Joint Stock Company	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

ANNUAL REPORT	DECEMBER 31, 2017	45

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Markets Bond Portfolio	0.00%	0.00%	$265	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

46	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	47

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	49

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

56	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

4	PIMCO VARIABLE INSURANCE TRUST

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2017†§

United States	29.3%
United Kingdom	7.8%
Denmark	7.2%
Sweden	5.0%
Italy	3.9%
Canada	3.6%
Japan	3.6%
Spain	3.5%
Cayman Islands	3.3%
France	3.1%
Netherlands	2.3%
Ireland	1.6%
Switzerland	1.2%
Slovenia	1.1%
Saudi Arabia	1.0%
Other	5.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	2.92%	4.31%	6.07%	5.77%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	2.76%	4.16%	5.91%	5.34%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	2.66%	—	—	4.47%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	2.48%	3.70%	4.23%	4.58%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Portfolio’s primary benchmark index from the Portfolio’s inception until 12/1/2015.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.78% for Institutional Class shares, 0.93% for Administrative Class shares, and 1.03% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to performance, as total returns were positive during the reporting period.

»	Exposure to non-investment-grade corporate spread duration contributed to relative performance, as spreads narrowed.

»	Covered bonds contributed to performance, as total returns were positive during the reporting period.

»	Underweight exposure to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Short exposure to the Singapore dollar detracted from performance, as the currency appreciated against the U.S. dollar.

»	Long positioning to duration in Brazil earlier in the reporting period, particularly at the 5 to 8.5-year portion of the yield curve, detracted from relative performance as yields increased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,020.60	$3.95	$1,000.00	$1,021.16	$3.95	0.78%
Administrative Class	1,000.00	1,019.80	4.71	1,000.00	1,020.41	4.71	0.93
Advisor Class	1,000.00	1,019.30	5.21	1,000.00	1,019.90	5.22	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$11.02	$0.15	$0.17	$0.32	$(0.55)	$0.00	$(0.55)
12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)
12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	(0.40)
12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	(0.28)
12/31/2013	10.80	0.23	(0.16)	0.07	(0.22)	(0.60)	(0.82)
Administrative Class
12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)
12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)
12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)
12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	(0.26)
12/31/2013	10.80	0.22	(0.17)	0.05	(0.20)	(0.60)	(0.80)
Advisor Class
12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)
12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)
12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)
04/30/2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)		Portfolio Turnover Rate

$10.79	2.92%	$6,705	0.78%		0.78%		0.75%		0.75%	1.37%		158%
11.02	6.63	5,045	0.78		0.78		0.75		0.75	1.46		330
10.54	0.44	3,001	0.75		0.75		0.75		0.75	1.15		302
10.90	11.32	879	0.76		0.76		0.75		0.75	1.99		176
10.05	0.65	22	0.77		0.77		0.75		0.75	2.18		127

10.79	2.76	76,989	0.93		0.93		0.90		0.90	1.21		158
11.02	6.48	64,537	0.93		0.93		0.90		0.90	1.31		330
10.54	0.29	73,278	0.90		0.90		0.90		0.90	0.90		302
10.90	11.16	89,343	0.91		0.91		0.90		0.90	1.73		176
10.05	0.50	66,176	0.92		0.92		0.90		0.90	2.03		127

10.79	2.66	431,545	1.03		1.03		1.00		1.00	1.11		158
11.02	6.37	341,567	1.03		1.03		1.00		1.00	1.21		330
10.54	0.19	221,379	1.00		1.00		1.00		1.00	0.90		302
10.90	7.31	69,716	1.01	*	1.01	*	1.00	*	1.00	1.79	*	176

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$557,175
Investments in Affiliates	18,448
Financial Derivative Instruments
Exchange-traded or centrally cleared	499
Over the counter	4,988
Cash	24
Deposits with counterparty	6,608
Foreign currency, at value	2,318
Receivable for investments sold	53,784
Receivable for TBA investments sold	124,566
Receivable for Portfolio shares sold	186
Interest and/or dividends receivable	3,231
Dividends receivable from Affiliates	31
Total Assets	771,858

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$27,940
Financial Derivative Instruments
Exchange-traded or centrally cleared	612
Over the counter	6,042
Payable for investments purchased	57,367
Payable for investments in Affiliates purchased	31
Payable for TBA investments purchased	162,727
Deposits from counterparty	871
Payable for Portfolio shares redeemed	586
Accrued investment advisory fees	112
Accrued supervisory and administrative fees	224
Accrued distribution fees	94
Accrued servicing fees	10
Other liabilities	3
Total Liabilities	256,619

Net Assets	$515,239

Net Assets Consist of:
Paid in capital	$514,403
Undistributed (overdistributed) net investment income	(13,063)
Accumulated undistributed net realized gain (loss)	1,545
Net unrealized appreciation (depreciation)	12,354

Net Assets	$515,239

Net Assets:
Institutional Class	$6,705
Administrative Class	76,989
Advisor Class	431,545

Shares Issued and Outstanding:
Institutional Class	622
Administrative Class	7,137
Advisor Class	40,005

Net Asset Value Per Share Outstanding:
Institutional Class	$10.79
Administrative Class	10.79
Advisor Class	10.79

Cost of investments in securities	$542,653
Cost of investments in Affiliates	$18,457
Cost of foreign currency held	$2,350
Cost or premiums of financial derivative instruments, net	$(1,947)

* Includes repurchase agreements of:	$2,118

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$9,766
Dividends	8
Dividends from Investments in Affiliates	121
Total Income	9,895

Expenses:
Investment advisory fees	1,151
Supervisory and administrative fees	2,301
Servicing fees - Administrative Class	103
Distribution and/or servicing fees - Advisor Class	964
Trustee fees	11
Interest expense	157
Miscellaneous expense	1
Total Expenses	4,688

Net Investment Income (Loss)	5,207

Net Realized Gain (Loss):
Investments in securities	(6,964)
Investments in Affiliates	(5)
Net capital gain distributions received from Affiliate investments	3
Exchange-traded or centrally cleared financial derivative instruments	5,029
Over the counter financial derivative instruments	3,437
Foreign currency	392

Net Realized Gain (Loss)	1,892

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	36,594
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	(6,890)
Over the counter financial derivative instruments	(15,735)
Foreign currency assets and liabilities	(8,750)

Net Change in Unrealized Appreciation (Depreciation)	5,210

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,309

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$5,207	$4,413
Net realized gain (loss)	1,892	1,517
Net change in unrealized appreciation (depreciation)	5,210	14,710

Net Increase (Decrease) in Net Assets Resulting from Operations	12,309	20,640

Distributions to Shareholders:
From net investment income
Institutional Class	(321)	(69)
Administrative Class	(3,626)	(958)
Advisor Class	(19,788)	(4,181)
From net realized capital gains
Institutional Class	0	(18)
Administrative Class	0	(242)
Advisor Class	0	(1,256)

Total Distributions(a)	(23,735)	(6,724)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	115,516	99,575

Total Increase (Decrease) in Net Assets	104,090	113,491

Net Assets:
Beginning of year	411,149	297,658
End of year*	$515,239	$411,149

* Including undistributed (overdistributed) net investment income of:	$(13,063)	$9,975

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.1%

ARGENTINA 0.3%

SOVEREIGN ISSUES 0.3%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	600	$736
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	7,810	418
28.750% (ARPP7DRR) due 06/21/2020 ~		9,070	518

Total Argentina (Cost $1,684)			1,672

AUSTRALIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	309

SOVEREIGN ISSUES 0.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	128	113

Total Australia (Cost $445)			422

BELGIUM 0.4%

CORPORATE BONDS & NOTES 0.4%
KBC Bank NV
8.000% due 01/25/2023 (g)•		$1,800	1,811

Total Belgium (Cost $1,806)			1,811

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
5.999% due 01/27/2028		$1,517	1,523
6.125% due 01/17/2022		300	319
7.375% due 01/17/2027		1,200	1,323

Total Brazil (Cost $3,090)			3,165

CANADA 4.1%

CORPORATE BONDS & NOTES 1.6%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	101
Bank of Nova Scotia
1.875% due 04/26/2021		1,200	1,177
Enbridge, Inc.
1.750% (US0003M + 0.400%) due 01/10/2020 ~		1,200	1,202
2.288% (US0003M + 0.700%) due 06/15/2020 ~		400	404
Royal Bank of Canada
2.200% due 09/23/2019		400	400
2.300% due 03/22/2021		800	796
Toronto-Dominion Bank
2.135% (US0003M + 0.440%) due 07/02/2019 ~		500	502
2.250% due 03/15/2021		800	796
2.500% due 01/18/2023		2,000	1,996
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		1,000	1,037

			8,411

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.420% due 06/01/2020	CAD	203	162
1.620% due 07/01/2020		544	436
1.620% due 08/01/2020		212	169

			767

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.3%
Canadian Government Real Return Bond
1.500% due 12/01/2044 (e)	CAD	453	$443
Province of Alberta
1.250% due 06/01/2020 ~		1,100	862
2.350% due 06/01/2025		1,100	864
Province of British Columbia
2.300% due 06/18/2026		200	157
Province of Ontario
2.600% due 06/02/2025		9,900	7,927
3.500% due 06/02/2024		600	508
6.200% due 06/02/2031		100	110
Province of Quebec
3.000% due 09/01/2023		1,100	907

			11,778

Total Canada (Cost $20,468)			20,956

CAYMAN ISLANDS 3.7%

ASSET-BACKED SECURITIES 3.6%
Avery Point CLO Ltd.
2.474% (US0003M + 1.120%) due 01/18/2025 ~		$1,600	1,606
Carlyle Global Market Strategies CLO Ltd.
2.499% (US0003M + 1.140%) due 10/16/2025 ~		2,200	2,201
Dryden Senior Loan Fund
2.259% (US0003M + 0.900%) due 10/15/2027 ~		1,200	1,202
Flagship Ltd.
2.483% (US0003M + 1.120%) due 01/20/2026 ~		2,200	2,210
Marathon CLO Ltd.
2.311% (US0003M + 0.870%) due 11/21/2027 ~		1,300	1,299
NewMark Capital Funding CLO Ltd.
2.555% (US0003M + 1.220%) due 06/30/2026 ~		1,100	1,100
Oak Hill Credit Partners Ltd.
2.493% (US0003M + 1.130%) due 07/20/2026 ~		2,200	2,207
Oaktree CLO Ltd.
2.583% (US0003M + 1.220%) due 10/20/2026 ~		2,100	2,108
Octagon Investment Partners Ltd.
2.459% (US0003M + 1.100%) due 04/15/2026 ~		1,100	1,103
Staniford Street CLO Ltd.
2.768% (US0003M + 1.180%) due 06/15/2025 ~		1,100	1,103
Symphony CLO LP
2.450% (US0003M + 1.100%) due 01/09/2023 ~		172	172
TICP CLO Ltd.
2.551% (US0003M + 1.180%) due 04/26/2026 ~		2,100	2,105

			18,416

CORPORATE BONDS & NOTES 0.1%
KSA Sukuk Ltd.
2.894% due 04/20/2022		500	497

Total Cayman Islands (Cost $18,871)			18,913

DENMARK 8.0%

CORPORATE BONDS & NOTES 8.0%
BRFkredit A/S
2.000% due 10/01/2047	DKK	10,276	1,669
2.500% due 10/01/2047		97	16
4.000% due 01/01/2018		7,100	1,145
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		30,533	4,960

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 10/01/2050	DKK	3,000	$482
2.500% due 10/01/2037		1,376	235
Nykredit Realkredit A/S
2.000% due 10/01/2037		4,163	699
2.000% due 10/01/2047		35,692	5,797
2.000% due 10/01/2050		3,100	498
2.500% due 10/01/2037		6,762	1,153
2.500% due 10/01/2047		39	7
Realkredit Danmark A/S
1.000% due 01/01/2018		19,100	3,079
1.000% due 04/01/2018		75,000	12,135
2.000% due 04/01/2018		16,200	2,627
2.000% due 10/01/2037		4,362	733
2.000% due 10/01/2047		28,043	4,554
2.500% due 10/01/2037		8,089	1,378
2.500% due 07/01/2047		101	17

Total Denmark (Cost $37,296)			41,184

FRANCE 3.5%

CORPORATE BONDS & NOTES 1.4%
Credit Agricole S.A.
8.125% due 09/19/2033 (g)•		$1,200	1,248
Dexia Credit Local S.A.
1.875% due 09/15/2021		2,000	1,955
2.250% due 02/18/2020		2,600	2,595
2.375% due 09/20/2022		600	593
Societe Generale S.A.
8.250% due 11/29/2018 (f)(g)•		700	734

			7,125

SOVEREIGN ISSUES 2.1%
France Government International Bond
2.000% due 05/25/2048 (i)	EUR	7,400	9,383
3.250% due 05/25/2045 (i)		800	1,295

			10,678

Total France (Cost $16,651)			17,803

GERMANY 0.7%

CORPORATE BONDS & NOTES 0.7%
Deutsche Bank AG
4.250% due 10/14/2021		$1,800	1,879
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		600	593
Landwirtschaftliche Rentenbank
4.750% due 03/12/2019	NZD	1,200	876

Total Germany (Cost $3,410)			3,348

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	826

Total Guernsey, Channel Islands (Cost $798)			826

IRELAND 1.7%

ASSET-BACKED SECURITIES 0.6%
Carlyle Global Market Strategies Euro CLO Ltd.
0.659% (EUR006M + 0.930%) due 08/15/2027 ~	EUR	1,900	2,285
CVC Cordatus Loan Fund Ltd.
0.780% (EUR006M + 0.780%) due 01/24/2028 ~		800	961

			3,246

CORPORATE BONDS & NOTES 0.6%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$1,500	1,524
4.625% due 10/30/2020		800	839

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$400	$417
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		200	198

			2,978

SOVEREIGN ISSUES 0.5%
Ireland Government International Bond
1.000% due 05/15/2026	EUR	1,300	1,602
5.400% due 03/13/2025		700	1,135

			2,737

Total Ireland (Cost $8,459)			8,961

ITALY 4.3%

ASSET-BACKED SECURITIES 0.0%
Claris Finance SRL
0.076% (EUR006M + 0.350%) due 10/31/2060 ~	EUR	187	225

CORPORATE BONDS & NOTES 0.5%
Banca Carige SpA
3.875% due 10/24/2018		1,000	1,236
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		100	120
Wind Tre SpA
3.125% due 01/20/2025		1,200	1,405

			2,761

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Casa d’Este Finance SRL
0.021% (EUR003M + 0.350%) due 09/15/2040 ~		42	50

SOVEREIGN ISSUES 3.8%
Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021		2,600	3,113
1.450% due 11/15/2024		6,000	7,224
2.450% due 09/01/2033		3,400	4,002
2.700% due 03/01/2047		100	109
2.800% due 03/01/2067		1,000	1,039
3.450% due 03/01/2048		2,550	3,180
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	1,016

			19,683

Total Italy (Cost $21,677)			22,719

JAPAN 4.0%

CORPORATE BONDS & NOTES 1.0%
Central Nippon Expressway Co. Ltd.
1.931% (US0003M + 0.540%) due 08/04/2020 ~		$2,600	2,604
2.091% due 09/14/2021		700	683
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		400	404
Mizuho Financial Group, Inc.
2.416% (US0003M + 0.880%) due 09/11/2022 ~		700	705
ORIX Corp.
3.250% due 12/04/2024		200	199
Sumitomo Mitsui Financial Group, Inc.
3.216% (US0003M + 1.680%) due 03/09/2021 ~		600	621

			5,216

SOVEREIGN ISSUES 3.0%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		1,200	1,153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Japan Bank for International Cooperation
2.000% due 11/04/2021		$1,300	$1,275
2.375% due 07/21/2022		300	296
2.375% due 11/16/2022		500	495
2.500% due 06/01/2022		300	299
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,100	2,064
2.625% due 04/20/2022		1,100	1,094
Japan Government International Bond
0.300% due 06/20/2046	JPY	620,000	4,837
0.500% due 09/20/2046		350,000	2,882
Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	684
2.500% due 06/08/2022		600	595

			15,674

Total Japan (Cost $22,315)			20,890

JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Aptiv PLC
3.150% due 11/19/2020		$1,100	1,118

Total Jersey, Channel Islands (Cost $1,124)			1,118

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%
Kuwait International Government Bond
2.750% due 03/20/2022		$900	898
3.500% due 03/20/2027		2,800	2,849

Total Kuwait (Cost $3,670)			3,747

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	1,650	2,016
Emerald Bay S.A.
0.000% due 10/08/2020 ~		289	322
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019		400	493

Total Luxembourg (Cost $2,550)			2,831

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Preferred Term Securities Ltd.
2.000% (US0003M + 0.400%) due 06/23/2035 ~		$1,020	923

Total Multinational (Cost $746)			923

NETHERLANDS 2.6%

ASSET-BACKED SECURITIES 0.3%
Babson Euro CLO BV
1.300% due 04/15/2027	EUR	700	848
Chapel BV
0.031% (EUR003M + 0.360%) due 07/17/2066 ~		115	137
Penta CLO BV
0.790% (EUR003M + 0.790%) due 08/04/2028 ~		600	723

			1,708

CORPORATE BONDS & NOTES 2.3%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,475
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (g)	EUR	700	967
ING Bank NV
2.625% due 12/05/2022		$3,600	3,608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 11/21/2023 •		$3,100	$3,137
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	487
Mylan NV
2.500% due 06/07/2019		200	200
NXP BV
4.125% due 06/01/2021		800	818
Petrobras Global Finance BV
8.375% due 12/10/2018		200	210
Schaeffler Finance BV
4.750% due 05/15/2023		500	511
Stichting AK Rabobank Certificaten
6.500% (f)	EUR	150	223
Vonovia Finance BV
5.000% due 10/02/2023		$100	106

			11,742

Total Netherlands (Cost $13,175)			13,450

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.2%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,100	1,097

SOVEREIGN ISSUES 0.0%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	240

Total Norway (Cost $1,356)			1,337

PERU 0.2%

SOVEREIGN ISSUES 0.2%
Peru Government International Bond
8.200% due 08/12/2026	PEN	3,100	1,180

Total Peru (Cost $1,167)			1,180

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
2.250% due 04/25/2022	PLN	6,600	1,881

Total Poland (Cost $1,643)			1,881

PORTUGAL 0.0%

CORPORATE BONDS & NOTES 0.0%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(b)	EUR	300	110
4.750% due 01/15/2018 ^(b)		200	71

Total Portugal (Cost $565)			181

QATAR 0.1%

CORPORATE BONDS & NOTES 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$400	429

Total Qatar (Cost $428)			429

SAUDI ARABIA 1.1%

SOVEREIGN ISSUES 1.1%
Saudi Government International Bond
2.375% due 10/26/2021		$3,700	3,614
2.875% due 03/04/2023		1,000	985
3.250% due 10/26/2026		400	393
3.625% due 03/04/2028		900	893

Total Saudi Arabia (Cost $5,950)			5,885

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%
BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	$974
3.500% due 09/18/2027		300	292

Total Singapore (Cost $1,285)			1,266

SLOVENIA 1.2%

SOVEREIGN ISSUES 1.2%
Slovenia Government International Bond
4.125% due 02/18/2019		$3,000	3,071
4.750% due 05/10/2018		400	405
5.250% due 02/18/2024		2,150	2,466
5.500% due 10/26/2022		300	340

Total Slovenia (Cost $6,099)			6,282

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$400	391

Total South Korea (Cost $393)			391

SPAIN 3.9%

CORPORATE BONDS & NOTES 0.7%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)(g)•	EUR	200	260
7.000% due 02/19/2019 (f)(g)•		200	253
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		$800	848
5.462% due 02/16/2021		100	108
5.877% due 07/15/2019		2,000	2,103

			3,572

SOVEREIGN ISSUES 3.2%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	500	609
4.900% due 09/15/2021		900	1,145
4.950% due 02/11/2020		870	1,115
Autonomous Community of Valencia
4.900% due 03/17/2020		600	792
Spain Government International Bond
1.450% due 10/31/2027 (i)		4,600	5,472
1.500% due 04/30/2027		2,900	3,499
2.150% due 10/31/2025		800	1,034
2.900% due 10/31/2046		2,300	2,804

			16,470

Total Spain (Cost $18,954)			20,042

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 06/21/2023	AUD	500	341
0.500% due 08/10/2023		400	272

Total Supranational (Cost $642)			613

SWEDEN 5.6%

CORPORATE BONDS & NOTES 5.6%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	24,600	3,030
2.250% due 09/21/2022		17,600	2,292
Nordea Hypotek AB
1.000% due 04/08/2022		38,900	4,817
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		14,000	1,771
3.000% due 06/20/2018		1,500	186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stadshypotek AB
1.500% due 12/15/2021	SEK	31,000	$3,921
1.875% due 10/02/2019		$2,700	2,682
2.500% due 09/18/2019	SEK	1,000	127
2.500% due 04/05/2022		$300	299
4.500% due 09/21/2022	SEK	22,000	3,148
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		25,000	3,124
2.000% due 06/17/2026		6,000	759
Swedbank AB
2.200% due 03/04/2020		$300	299
Swedbank Hypotek AB
1.000% due 09/15/2021	SEK	3,900	485
1.000% due 06/15/2022		16,800	2,078

Total Sweden (Cost $27,216)			29,018

SWITZERLAND 1.4%

CORPORATE BONDS & NOTES 1.3%
Credit Suisse AG
6.500% due 08/08/2023 (g)		$200	224
Credit Suisse Group AG
2.774% (US0003M + 1.200%) due 12/14/2023 ~		800	808
UBS AG
1.959% (US0003M + 0.480%) due 12/01/2020 ~		1,200	1,202
2.103% (US0003M + 0.580%) due 06/08/2020 ~		1,400	1,407
2.200% due 06/08/2020		900	895
4.750% due 05/22/2023 (g)•		2,000	2,018

			6,554

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	464

Total Switzerland (Cost $6,963)			7,018

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%
First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$500	496

SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		500	491
3.125% due 10/11/2027		900	882

			1,373

Total United Arab Emirates (Cost $1,890)			1,869

UNITED KINGDOM 8.7%

CORPORATE BONDS & NOTES 4.4%
Barclays Bank PLC
7.625% due 11/21/2022 (g)		$3,300	3,743
7.750% due 04/10/2023 (g)•		500	509
Barclays PLC
3.520% (US0003M + 2.110%) due 08/10/2021 ~		600	628
3.650% due 03/16/2025		600	601
6.500% due 09/15/2019 (f)(g)•	EUR	200	257
7.000% due 09/15/2019 (f)(g)•	GBP	200	284
BAT International Finance PLC
1.625% due 09/09/2019		$400	394
British Telecommunications PLC
2.350% due 02/14/2019		500	501
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	400	596
Frontier Finance PLC
8.000% due 03/23/2022		1,500	2,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
6.750% due 05/21/2018		$1,100	$1,119
Imperial Brands Finance PLC
2.950% due 07/21/2020		500	505
Lloyds Bank PLC
5.125% due 03/07/2025	GBP	700	1,177
Lloyds Banking Group PLC
7.000% due 06/27/2019 (f)(g)•		1,200	1,712
7.875% due 06/27/2029 (f)(g)•		200	329
Nationwide Building Society
4.125% due 03/20/2023 •	EUR	900	1,089
10.250% ~(f)	GBP	1	204
RAC Bond Co. PLC
4.870% due 05/06/2046		300	447
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	589
Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,707
2.875% due 08/05/2021		400	399
Smiths Group PLC
7.200% due 05/15/2019		600	635
Tesco PLC
5.125% due 04/10/2047	EUR	400	594
6.125% due 02/24/2022	GBP	300	468
Tesco Property Finance PLC
5.411% due 07/13/2044		195	307
7.623% due 07/13/2039		90	168
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	689
Virgin Money PLC
2.250% due 04/21/2020		700	963

			22,744

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%
Business Mortgage Finance PLC
0.906% (BP0003M + 0.380%) due 02/15/2039 ~		271	364
2.526% (BP0003M + 2.000%) due 02/15/2041 ~		291	385
Eurohome UK Mortgages PLC
0.666% (BP0003M + 0.150%) due 06/15/2044 ~		459	605
Eurosail PLC
0.683% (BP0003M + 0.160%) due 06/10/2044 ~		23	31
1.470% (BP0003M + 0.950%) due 06/13/2045 ~		675	905
Mansard Mortgages PLC
1.166% (BP0003M + 0.650%) due 12/15/2049 ~		178	240
Newgate Funding PLC
0.680% (BP0003M + 0.160%) due 12/01/2050 ~		300	379
1.516% (BP0003M + 1.000%) due 12/15/2050 ~		293	386
Ripon Mortgages PLC
1.326% (BP0003M + 0.800%) due 08/20/2056 ~		1,693	2,299
RMAC Securities PLC
0.673% (BP0003M + 0.150%) due 06/12/2044 ~		512	671
Thrones PLC
1.376% (BP0003M + 0.850%) due 11/15/2049 ~		296	400
Towd Point Mortgage Funding PLC
1.726% (BP0003M + 1.200%) due 02/20/2054 ~		1,347	1,836

			8,501

SOVEREIGN ISSUES 2.6%
United Kingdom Gilt
3.250% due 01/22/2044 (i)		3,800	6,685
3.500% due 01/22/2045 (i)		600	1,107

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 12/07/2040 (i)	GBP	1,200	$2,385
4.250% due 12/07/2046		1,600	3,366

			13,543

Total United Kingdom (Cost $43,287)			44,788

UNITED STATES 32.8%

ASSET-BACKED SECURITIES 5.3%
ACE Securities Corp. Home Equity Loan Trust
1.692% (US0001M + 0.140%) due 07/25/2036 ~		$1,542	1,152
Amortizing Residential Collateral Trust
2.132% (US0001M + 0.580%) due 07/25/2032 ~		1	1
2.252% (US0001M + 0.700%) due 10/25/2031 ~		1	1
Amresco Residential Securities Corp. Mortgage Loan Trust
2.492% (US0001M + 0.940%) due 06/25/2029 ~		1	1
Argent Mortgage Loan Trust
1.792% (LIBOR01M + 0.240%) due 05/25/2035 ~		2,113	1,915
Argent Securities, Inc. Asset-Backed Pass- Through Certificates
1.932% (US0001M + 0.380%) due 02/25/2036 ~		664	524
Citigroup Mortgage Loan Trust
1.712% (US0001M + 0.160%) due 12/25/2036 ~		629	418
Citigroup Mortgage Loan Trust, Inc.
1.812% (US0001M + 0.260%) due 03/25/2036 ~		707	607
1.812% (US0001M + 0.260%) due 06/25/2037 ~		2,700	2,546
Countrywide Asset-Backed Certificates
1.682% (US0001M + 0.130%) due 12/25/2036 ^~		461	423
1.692% (US0001M + 0.140%) due 06/25/2035 ~		447	401
1.692% (US0001M + 0.140%) due 03/25/2037 ~		2,190	1,851
1.692% (US0001M + 0.140%) due 06/25/2037 ~		587	536
1.692% (US0001M + 0.140%) due 06/25/2047 ^~		465	372
1.692% (US0001M + 0.140%) due 06/25/2047 ~		1,429	1,290
1.702% (US0001M + 0.150%) due 04/25/2047 ~		484	472
1.842% (US0001M + 0.290%) due 07/25/2036 ~		530	520
4.891% due 08/25/2035 ^~		686	628
Countrywide Asset-Backed Certificates Trust
2.678% (US0001M + 1.350%) due 04/25/2035 ~		1,000	1,015
Credit Suisse First Boston Mortgage Securities Corp.
2.172% (US0001M + 0.620%) due 01/25/2032 ~		1	1
GSAMP Trust
2.197% (US0001M + 0.645%) due 11/25/2035 ^~		1,372	927
Home Equity Mortgage Loan Asset-Backed Trust
1.792% (US0001M + 0.240%) due 04/25/2037 ~		652	460
HSI Asset Securitization Corp. Trust
1.812% (US0001M + 0.260%) due 04/25/2037 ~		873	532
Long Beach Mortgage Loan Trust
2.112% (US0001M + 0.560%) due 10/25/2034 ~		12	12
Morgan Stanley ABS Capital, Inc. Trust
1.682% (US0001M + 0.130%) due 10/25/2036 ~		176	163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Home Equity Loan Trust
1.652% (US0001M + 0.100%) due 12/25/2036 ~		$1,117	$689
1.782% (US0001M + 0.230%) due 04/25/2037 ~		931	581
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		179	88
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.842% (US0001M + 0.290%) due 03/25/2036 ~		700	677
NovaStar Mortgage Funding Trust
1.682% (US0001M + 0.130%) due 03/25/2037 ~		835	649
Renaissance Home Equity Loan Trust
4.102% (US0001M + 2.550%) due 12/25/2032 ~		439	431
5.294% due 01/25/2037		647	370
5.675% due 06/25/2037 ^		1,055	515
5.731% due 11/25/2036		1,033	591
Residential Asset Mortgage Products Trust
1.772% (LIBOR01M + 0.220%) due 12/25/2035 ~		485	432
1.782% (LIBOR01M + 0.230%) due 12/25/2035 ~		1,111	877
Residential Asset Securities Corp. Trust
1.802% (US0001M + 0.250%) due 11/25/2036 ~		2,051	1,425
Saxon Asset Securities Trust
3.302% (US0001M + 1.750%) due 12/25/2037 ~		439	409
3.352% (US0001M + 1.800%) due 05/25/2031 ~		647	584
Soundview Home Loan Trust
1.702% (US0001M + 0.150%) due 06/25/2037 ~		97	73
Structured Asset Investment Loan Trust
1.682% (US0001M + 0.130%) due 07/25/2036 ~		555	412
1.862% (US0001M + 0.310%) due 01/25/2036 ~		1,600	1,486
Terwin Mortgage Trust
2.492% (US0001M + 0.940%) due 11/25/2033 ~		26	26

			27,083

CORPORATE BONDS & NOTES 13.7%
AIG Global Funding
2.175% (US0003M + 0.480%) due 07/02/2020 ~		1,000	1,004
Ally Financial, Inc.
3.600% due 05/21/2018		1,600	1,607
8.000% due 11/01/2031		200	261
American Honda Finance Corp.
1.741% (US0003M + 0.350%) due 11/05/2021 ~		300	300
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	512
AT&T, Inc.
1.800% due 09/04/2026	EUR	1,000	1,216
2.309% (US0003M + 0.950%) due 07/15/2021 ~		$1,400	1,420
3.400% due 08/14/2024		2,200	2,214
Bank of America Corp.
6.875% due 04/25/2018		800	812
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~		400	402
3.222% due 08/15/2024		200	200
3.557% due 08/15/2027		700	702
Boston Scientific Corp.
2.850% due 05/15/2020		1,100	1,109
Brandywine Operating Partnership LP
3.950% due 11/15/2027		500	497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cardinal Health, Inc.
1.948% due 06/14/2019		$1,300	$1,292
CBOE Global Markets, Inc.
1.950% due 06/28/2019		500	497
Charter Communications Operating LLC
3.750% due 02/15/2028		900	863
4.464% due 07/23/2022		600	627
6.384% due 10/23/2035		600	705
CIT Group, Inc.
3.875% due 02/19/2019		600	608
Citigroup, Inc.
2.050% due 06/07/2019		200	199
2.445% (US0003M + 0.930%) due 06/07/2019 ~		600	605
Citizens Bank N.A.
2.032% (US0003M + 0.570%) due 05/26/2020 ~		1,100	1,103
Cleveland Electric Illuminating Co.
8.875% due 11/15/2018		1,100	1,162
Conagra Brands, Inc.
1.857% (US0003M + 0.500%) due 10/09/2020 ~		900	902
Continental Resources, Inc.
4.375% due 01/15/2028		200	198
Crown Castle Towers LLC
4.883% due 08/15/2040		1,100	1,151
D.R. Horton, Inc.
3.750% due 03/01/2019		1,000	1,014
4.000% due 02/15/2020		1,200	1,235
Dell International LLC
3.480% due 06/01/2019		1,400	1,418
Delta Air Lines, Inc.
2.875% due 03/13/2020		1,400	1,410
DISH DBS Corp.
5.125% due 05/01/2020		600	614
eBay, Inc.
2.150% due 06/05/2020		900	894
EQT Corp.
2.500% due 10/01/2020		500	497
3.000% due 10/01/2022		400	396
ERAC USA Finance LLC
2.600% due 12/01/2021		1,000	988
Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	240
1.700% due 06/30/2022	GBP	200	271
Ford Motor Credit Co. LLC
1.897% due 08/12/2019		$1,800	1,787
2.350% (US0003M + 1.000%) due 01/09/2020 ~		700	707
2.943% due 01/08/2019		500	503
Forest Laboratories LLC
5.000% due 12/15/2021		600	642
GATX Corp.
2.111% (US0003M + 0.720%) due 11/05/2021 ~		300	302
2.500% due 03/15/2019		700	700
General Motors Financial Co., Inc.
3.100% due 01/15/2019		1,100	1,106
Georgia-Pacific LLC
3.163% due 11/15/2021		400	407
Goldman Sachs Group, Inc.
2.523% (US0003M + 1.160%) due 04/23/2020 ~		400	406
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		600	596
Harris Corp.
1.871% (US0003M + 0.480%) due 04/30/2020 ~		600	600
International Lease Finance Corp.
8.250% due 12/15/2020		500	576
Kilroy Realty LP
3.450% due 12/15/2024		100	100
Kinder Morgan, Inc.
5.000% due 02/15/2021		400	425

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KLA-Tencor Corp.
4.125% due 11/01/2021		$400	$418
Kraft Heinz Foods Co.
1.980% (US0003M + 0.570%) due 02/10/2021 ~		900	903
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^(b)		200	10
MetLife, Inc.
6.817% due 08/15/2018		1,100	1,132
MUFG Americas Holdings Corp.
3.000% due 02/10/2025		700	692
Nasdaq, Inc.
2.048% (US0003M + 0.390%) due 03/22/2019 ~		2,200	2,201
Navient Corp.
4.875% due 06/17/2019		600	612
5.500% due 01/15/2019		1,700	1,734
8.000% due 03/25/2020		300	325
8.450% due 06/15/2018		160	165
Nissan Motor Acceptance Corp.
2.376% (US0003M + 0.690%) due 09/28/2022 ~		1,000	1,005
Northwell Healthcare, Inc.
4.260% due 11/01/2047		400	410
Protective Life Global Funding
2.262% due 04/08/2020		2,200	2,191
Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		400	391
QVC, Inc.
3.125% due 04/01/2019		800	803
RELX Capital, Inc.
8.625% due 01/15/2019		300	318
Rockwell Collins, Inc.
2.800% due 03/15/2022		900	902
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~		800	802
SES Global Americas Holdings GP
2.500% due 03/25/2019		600	598
SL Green Operating Partnership LP
3.250% due 10/15/2022		500	499
SLM Student Loan Trust
1.070% (BP0003M + 0.550%) due 03/15/2038 ~	GBP	700	926
Southern Power Co.
2.175% (US0003M + 0.550%) due 12/20/2020 ~		$600	601
Spectra Energy Partners LP
2.195% (US0003M + 0.700%) due 06/05/2020 ~		100	101
Springleaf Finance Corp.
5.250% due 12/15/2019		300	309
6.000% due 06/01/2020		400	416
Tesla, Inc.
5.300% due 08/15/2025		200	192
Textron, Inc.
1.960% (US0003M + 0.550%) due 11/10/2020 ~		700	700
Time Warner Cable LLC
5.000% due 02/01/2020		300	313
8.250% due 04/01/2019		400	428
UDR, Inc.
4.625% due 01/10/2022		200	212
Verizon Communications, Inc.
1.996% (US0003M + 0.550%) due 05/22/2020 ~		1,000	1,006
4.125% due 03/16/2027		900	940
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		2,100	2,092
2.450% due 11/20/2019		1,100	1,100
Wells Fargo & Co.
2.475% (US0003M + 1.110%) due 01/24/2023 ~		1,000	1,020
2.610% (US0003M + 1.230%) due 10/31/2023 ~		1,500	1,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	$300	$300
3.150% due 04/01/2022	2,100	2,107

		70,417

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
CenturyLink, Inc.
4.319% - 6.000% (LIBOR03M + 2.750%) due 01/31/2025 ~	500	483
Charter Communications Operating LLC
3.600% (LIBOR03M + 2.250%) due 01/15/2024 ~	591	592
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 «~	300	298

		1,373

MUNICIPAL BONDS & NOTES 0.0%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	146

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%
American Home Mortgage Investment Trust
3.152% (US0006M + 1.500%) due 09/25/2045 ~	30	30
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	546	511
Banc of America Mortgage Trust
3.429% due 02/25/2036 ^~	65	61
Bear Stearns Adjustable Rate Mortgage Trust
3.260% (H15T1Y + 2.450%) due 03/25/2035 ~	28	29
3.325% due 08/25/2033 ~	2	2
3.636% (US0012M + 1.950%) due 03/25/2035 ~	3	3
Bear Stearns ALT-A Trust
1.712% (US0001M + 0.160%) due 02/25/2034 ~	48	45
3.467% due 08/25/2036 ^~	44	35
3.482% due 11/25/2035 ^~	32	28
3.548% due 09/25/2035 ~	32	29
3.610% due 03/25/2036 ^~	145	127
Bear Stearns Structured Products, Inc. Trust
3.202% due 12/26/2046 «~	31	28
Chase Mortgage Finance Trust
3.144% due 07/25/2037 ~	61	56
Citigroup Mortgage Loan Trust, Inc.
3.410% (H15T1Y + 2.100%) due 09/25/2035 ~	5	6
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.325% due 09/25/2035 ^~	369	341
Countrywide Alternative Loan Trust
1.711% (US0001M + 0.210%) due 03/20/2046 ~	71	61
1.832% (US0001M + 0.280%) due 02/25/2037 ~	57	53
2.063% (12MTA + 1.000%) due 12/25/2035 ~	61	57
2.365% (12MTA + 1.500%) due 11/25/2035 ~	14	13
5.250% due 06/25/2035 ^	10	9
Countrywide Home Loan Mortgage Pass-Through Trust
2.012% (US0001M + 0.460%) due 05/25/2035 ~	28	25
2.192% (US0001M + 0.640%) due 03/25/2035 ~	53	48
2.212% (US0001M + 0.660%) due 02/25/2035 ~	7	7
3.456% due 08/25/2034 ^~	18	17
3.488% due 11/25/2034 ~	8	8
5.500% due 01/25/2035	380	385

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	$1	$1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036	1,816	1,758
5.863% due 02/25/2037 ^~	197	90
DBUBS Mortgage Trust
0.306% due 11/10/2046 ~(a)	400	3
0.726% due 11/10/2046 ~(a)	279	4
Deutsche ALT-A Securities, Inc.
2.302% (US0001M + 0.750%) due 10/25/2047 ~	1,022	900
GSR Mortgage Loan Trust
1.882% (US0001M + 0.330%) due 12/25/2034 ~	56	54
3.639% due 04/25/2035 ~	295	298
3.639% due 01/25/2036 ^~	59	60
IndyMac Mortgage Loan Trust
1.762% (US0001M + 0.210%) due 05/25/2046 ~	554	533
1.792% (US0001M + 0.240%) due 07/25/2035 ~	25	25
JPMorgan Mortgage Trust
3.009% due 07/27/2037 ~	102	104
3.461% due 02/25/2036 ^~	34	31
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.917% (US0001M + 0.440%) due 12/15/2030 ~	6	6
Merrill Lynch Mortgage Investors Trust
2.911% (US0006M + 1.250%) due 10/25/2035 ~	9	9
Morgan Stanley Bank of America Merrill Lynch Trust
1.007% due 12/15/2048 ~(a)	981	40
Morgan Stanley Mortgage Loan Trust
3.230% due 06/25/2036 ~	42	43
Residential Accredit Loans, Inc. Trust
1.702% (US0001M + 0.150%) due 02/25/2047 ~	35	22
1.732% (US0001M + 0.180%) due 06/25/2046 ~	307	144
1.762% (US0001M + 0.210%) due 04/25/2046 ~	517	267
Structured Adjustable Rate Mortgage Loan Trust
3.542% due 04/25/2034 ~	5	5
Structured Asset Mortgage Investments Trust
1.762% (US0001M + 0.210%) due 05/25/2036 ~	13	10
1.772% (US0001M + 0.220%) due 05/25/2036 ~	98	89
1.772% (US0001M + 0.220%) due 09/25/2047 ~	141	133
2.012% (US0001M + 0.460%) due 05/25/2045 ~	23	22
2.075% (US0001M + 0.580%) due 07/19/2034 ~	2	2
2.155% (US0001M + 0.660%) due 09/19/2032 ~	2	2
2.195% (US0001M + 0.700%) due 03/19/2034 ~	5	5
2.563% (12MTA + 1.500%) due 08/25/2047 ^~	42	40
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	17
Thornburg Mortgage Securities Trust
3.341% (LIBOR12M + 1.250%) due 06/25/2047 ^~	15	14
3.341% (LIBOR01M + 1.250%) due 06/25/2047 ^~	26	23
3.341% (LIBOR01M + 1.250%) due 06/25/2047 ~	9	8
Wachovia Mortgage Loan Trust LLC
3.708% due 10/20/2035 ^~	128	124
WaMu Mortgage Pass-Through Certificates Trust
1.862% (US0001M + 0.310%) due 01/25/2045 ~	115	114
1.987% (COF 11 + 1.250%) due 02/27/2034 ~	5	4

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.043% (12MTA + 0.980%) due 06/25/2046 ~	$45	$45
2.063% (12MTA + 1.000%) due 02/25/2046 ~	102	100
2.773% due 03/25/2033 ~	12	12
3.062% due 12/25/2036 ^~	233	212
3.063% due 04/25/2035 ~	47	47
3.078% due 03/25/2035 ~	58	59
Washington Mutual Mortgage Pass-Through Certificates Trust
2.003% (12MTA + 0.940%) due 07/25/2046 ^~	27	20
Wells Fargo Mortgage-Backed Securities Trust
3.285% due 03/25/2035 ~	73	74
3.387% due 07/25/2036 ^~	42	43
3.493% due 04/25/2036 ~	4	4
3.628% due 03/25/2036 ^~	165	159

		7,793

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp.
4.283% (CPI YOY + 2.050%) due 01/16/2018 ~	1	23

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 8.9%
Fannie Mae
1.672% (LIBOR01M + 0.120%) due 03/25/2034 ~	$5	5
1.678% (US0001M + 0.350%) due 09/25/2042 ~	17	17
1.702% (LIBOR01M + 0.150%) due 08/25/2034 ~	3	3
1.952% (LIBOR01M + 0.400%) due 06/25/2036 ~	30	30
1.982% (LIBOR01M + 0.430%) due 11/25/2040 ~	46	46
2.002% (LIBOR01M + 0.450%) due 11/25/2040 - 01/25/2044 ~	286	288
2.132% (LIBOR01M + 0.580%) due 06/25/2041 ~	219	221
2.202% (12MTA + 1.200%) due 10/01/2044 ~	16	17
2.352% (LIBOR01M + 0.800%) due 12/25/2039 ~	252	256
3.133% (US0012M + 1.382%) due 12/01/2034 ~	5	5
3.347% due 05/25/2035 ~	11	12
3.401% (H15T1Y + 2.360%) due 11/01/2034 ~	30	31
3.500% due 11/01/2021	89	92
6.000% due 07/25/2044	10	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.500% due 02/01/2048 - 03/01/2048	$19,100	$19,569
4.000% due 02/01/2048 - 03/01/2048	17,800	18,586
Freddie Mac
1.592% (LIBOR01M + 0.350%) due 01/15/2038 ~	529	529
1.665% due 01/15/2038 ~(a)	529	33
1.977% (LIBOR01M + 0.500%) due 12/15/2032 ~	6	6
2.077% (LIBOR01M + 0.600%) due 12/15/2037 ~	13	13
2.202% (12MTA + 1.200%) due 10/25/2044 ~	45	45
3.230% (H15T1Y + 2.270%) due 02/01/2029 ~	2	2
3.250% (US0012M + 1.625%) due 03/01/2035 ~	5	5
3.475% (US0012M + 1.725%) due 04/01/2035 ~	65	68
Ginnie Mae
2.043% (US0001M + 0.800%) due 05/20/2066 - 06/20/2066 ~	4,207	4,250
2.083% (US0001M + 0.850%) due 11/20/2066 ~	690	700
2.625% (H15T1Y + 1.500%) due 04/20/2028 - 06/20/2030 ~	3	3
NCUA Guaranteed Notes
1.873% (LIBOR01M + 0.470%) due 11/05/2020 ~	826	829
1.963% (LIBOR01M + 0.560%) due 12/08/2020 ~	229	230

		45,903

U.S. TREASURY OBLIGATIONS 3.1%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (m)	109	109
0.125% due 04/15/2022 (i)(m)	2,231	2,217
0.125% due 07/15/2022 (j)(k)(m)	1,931	1,929
0.125% due 01/15/2023 (j)(k)(m)	2,458	2,440
0.125% due 07/15/2024 (j)(k)(m)	156	154
0.375% due 07/15/2025 (i)(j)(k)(m)	8,633	8,655
0.625% due 01/15/2026 (m)	52	53
2.000% due 01/15/2026 (m)	124	140
U.S. Treasury Notes
2.250% due 11/15/2025 (m)	100	99

		15,796

Total United States (Cost $165,697)		168,534

SHORT-TERM INSTRUMENTS 15.8%

CERTIFICATES OF DEPOSIT 0.4%
Barclays Bank PLC
2.060% due 03/16/2018	$2,300	2,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.4%
			$2,118

ARGENTINA TREASURY BILLS 0.5%
22.328% due 03/16/2018 - 12/14/2018 (c)(d)	ARS	15,400	2,755

ITALY TREASURY BILLS 5.8%
(0.496)% due 01/12/2018 - 04/30/2018 (c)(d)	EUR	24,900	29,911

JAPAN TREASURY BILLS 8.5%
(0.205)% due 01/15/2018 - 03/12/2018 (c)(d)	JPY	4,920,000	43,671

U.S. TREASURY BILLS 0.2%
1.088% due 01/04/2018 - 01/18/2018 (c)(d)(m)		$965	965

Total Short-Term Instruments (Cost $80,883)			81,722

Total Investments in Securities (Cost $542,653)			557,175

		SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%
PIMCO Short Asset Portfolio		1,076,499	10,777
PIMCO Short-Term Floating NAV Portfolio III		776,016	7,671

Total Short-Term Instruments (Cost $18,457)			18,448

Total Investments in Affiliates (Cost $18,457)			18,448

Total Investments 111.7% (Cost $561,110)			$575,623

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $(1,947))			(1,167)

Other Assets and Liabilities, net (11.5)%			(59,217)

Net Assets 100.0%			$515,239

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Interest only security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent Convertible Corporate Bond

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$2,118	U.S. Treasury Notes 1.375% due 06/30/2023	$(2,162)	$2,118	$2,118

Total Repurchase Agreements						$(2,162)	$2,118	$2,118

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.430%	11/09/2017	02/09/2018	$ (7,074)	$(7,089)
BPS	(0.380)	11/02/2017	02/08/2018	EUR (3,483)	(4,176)
IND	0.520	10/11/2017	01/18/2018	GBP (795)	(1,075)
MYI	(0.550)	10/19/2017	01/18/2018	EUR (8,989)	(10,773)
UBS	0.520	10/11/2017	01/18/2018	GBP (3,571)	(4,827)

Total Reverse Repurchase Agreements					$(27,940)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(7,089)	$0	$(7,089)	$7,083	$(6)
BPS	0	(4,176)	0	(4,176)	4,163	(13)
FICC	2,118	0	0	2,118	(2,162)	(44)
IND	0	(1,075)	0	(1,075)	1,107	32
MYI	0	(10,773)	0	(10,773)	10,398	(375)
UBS	0	(4,827)	0	(4,827)	4,955	128

Total Borrowings and Other Financing Transactions	$2,118	$(27,940)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(16,675)	$(4,176)	$0	$(20,851)
U.S. Treasury Obligations	0	0	(7,089)	0	(7,089)

Total Borrowings	$0	$(16,675)	$(11,265)	$0	$(27,940)

Payable for reverse repurchase agreements					$(27,940)

(i)	Securities with an aggregate market value of $27,987 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(27,044) at a weighted average interest rate of 0.233%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar March Futures	$98.250	03/19/2018	254	$635	$22	$33

Total Purchased Options					$22	$33

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	254	$635	$(27)	$(2)

Total Written Options					$(27)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2018	369	$	90,368	$6	$9	$0
Australia Government 3-Year Note March Futures	03/2018	30	AUD	2,600	(13)	3	0
Australia Government 10-Year Bond March Futures	03/2018	59		5,946	(38)	28	0
Canada Government 10-Year Bond March Futures	03/2018	43	CAD	4,611	(60)	0	(23)
Euro-Bobl March Futures	03/2018	93	EUR	14,686	(51)	0	(9)
Euro-BTP Italy Government Bond March Futures	03/2018	36		5,881	(106)	0	(50)
Euro-Bund 10-Year Bond March Futures	03/2018	31		6,014	(29)	0	(23)
Euro-Buxl 30-Year Bond March Futures	03/2018	17		3,342	(45)	0	(39)
Euro-Schatz March Futures	03/2018	349		46,889	(39)	8	(2)
Japan Government 10-Year Bond March Futures	03/2018	31	JPY	41,484	(15)	25	0
U.S. Treasury 5-Year Note March Futures	03/2018	220	$	25,556	(141)	21	0
U.S. Treasury 10-Year Note March Futures	03/2018	443		54,953	(299)	90	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	162		27,160	183	71	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	563	GBP	94,276	109	19	0
United Kingdom Long Gilt March Futures	03/2018	39		6,590	50	5	(14)

					$(488)	$279	$(160)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2019	369	$	(90,133)	$7	$0	$(14)
Euro-OAT France Government 10-Year Bond March Futures	03/2018	22	EUR	(4,096)	52	25	0
U.S. Treasury 2-Year Note March Futures	03/2018	25	$	(5,353)	12	0	(2)
U.S. Treasury 30-Year Bond March Futures	03/2018	55		(8,415)	14	0	(15)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	563	GBP	(94,076)	(117)	9	(19)

					$(32)	$34	$(50)

Total Futures Contracts					$(520)	$313	$(210)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	12/20/2020	0.136%	$	700	$(20)	$2	$(18)	$0	$0
BASF SE	(1.000)	Quarterly	12/20/2020	0.133	EUR	200	(6)	0	(6)	0	0
Bayer AG	(1.000)	Quarterly	12/20/2020	0.191		300	(7)	(2)	(9)	0	0
Koninklijke DSM NV	(1.000)	Quarterly	12/20/2020	0.125		600	(19)	0	(19)	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Navient Corp.	(5.000)%	Quarterly	03/20/2019	0.524%	$	1,100	$(67)	$5	$(62)	$0	$0
Pfizer, Inc.	(1.000)	Quarterly	12/20/2020	0.090		700	(21)	2	(19)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.090		700	(20)	1	(19)	0	(1)
Telia Co. AB	(1.000)	Quarterly	12/20/2020	0.157	EUR	200	(5)	(1)	(6)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.303		200	(3)	(2)	(5)	0	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.108	$	300	(8)	0	(8)	0	0

							$(176)	$5	$(171)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.524%	$	700	$16	$0	$16	$0	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.691	EUR	500	(15)	31	16	0	(1)
Telecom Italia SpA	1.000	Quarterly	06/20/2024	1.598		300	(22)	9	(13)	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.841		800	(41)	48	7	0	0

							$(62)	$88	$26	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	3,900	$(295)	$(35)	$(330)	$0	$(6)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		43,544	(789)	(197)	(986)	0	(10)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	53,300	(837)	(939)	(1,776)	6	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		20,700	(548)	(134)	(682)	5	0

						$(2,469)	$(1,305)	$(3,774)	$11	$(16)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day USD-Federal Funds Rate Compounded-OIS	1.724%	Annual	09/19/2018	$	62,300	$0	$1	$1	$1	$0
Pay	1-Year BRL-CDI	8.350	Maturity	01/02/2020	BRL	100,100	28	151	179	0	(4)
Pay	3-Month CAD-Bank Bill	1.400	Semi-Annual	09/13/2019	CAD	58,800	(104)	(371)	(475)	0	(2)
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		8,100	219	76	295	27	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(60)	(22)	(82)	0	(7)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	5	(11)	(6)	1	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	07/11/2019	NZD	64,800	35	94	129	5	0
Pay	3-Month USD-LIBOR	1.945	Semi-Annual	09/19/2018	$	62,300	0	3	3	1	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019		236,400	(195)	(248)	(443)	13	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		79,400	497	366	863	0	(4)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		28,000	(130)	163	33	0	(5)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		236,400	133	260	393	0	(10)
Pay	3-Month USD-LIBOR	1.549	Quarterly	06/12/2022		9,000	0	(2)	(2)	0	(1)
Pay	3-Month USD-LIBOR	1.613	Quarterly	06/19/2022		19,800	1	(10)	(9)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		28,700	710	137	847	0	(34)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		15,200	(367)	1,133	766	0	(26)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		29,800	(376)	151	(225)	0	(55)
Receive(6)	3-Month USD-LIBOR	2.098	Semi-Annual	07/01/2041		17,200	240	66	306	0	(8)
Receive	3-Month USD-LIBOR	1.768	Semi-Annual	12/15/2046		300	55	(5)	50	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		3,500	251	(10)	241	0	(12)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		22,000	(692)	(180)	(872)	0	(81)
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		800	0	(57)	(57)	0	(3)
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		2,900	0	(208)	(208)	0	(10)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	15,000	(1)	53	52	0	(1)
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	06/20/2020	EUR	12,700	9	0	9	1	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/21/2023		51,300	633	(224)	409	0	(36)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028		24,550	103	109	212	0	(58)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028		700	2	0	2	0	(2)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		4,000	98	(85)	13	28	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		1,800	(24)	30	6	10	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month GBP-LIBOR	1.000%	Annual	09/19/2019	GBP	24,400	$39	$24	$63	$7	$0
Pay(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/21/2020		17,400	32	(72)	(40)	5	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		24,400	18	(20)	(2)	1	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023		1,900	(17)	26	9	0	0
Receive	6-Month GBP-LIBOR	1.700	Semi-Annual	03/10/2026		100	(1)	(5)	(6)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		700	(3)	(15)	(18)	1	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		10,300	(122)	(143)	(265)	25	0
Pay(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		100	5	6	11	0	0
Pay	6-Month JPY-LIBOR	0.150	Semi-Annual	03/22/2018	JPY	3,280,000	12	10	22	0	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2022		720,000	57	6	63	0	(1)
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		540,000	5	(8)	(3)	0	(2)
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	06/19/2033		2,340,000	288	2,620	2,908	0	(15)
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		150,000	25	108	133	0	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		80,000	(127)	21	(106)	0	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		160,000	167	1	168	0	(2)
Receive(6)	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		140,000	(25)	16	(9)	0	(1)
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	21,800	0	(24)	(24)	4	0
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		18,100	0	(18)	(18)	4	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		18,700	(106)	(3)	(109)	8	0

							$1,317	$3,890	$5,207	$142	$(382)

Total Swap Agreements							$(1,390)	$2,678	$1,288	$153	$(400)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$33	$313	$153	$499	$(2)	$(210)	$(400)	$(612)

(k)	Securities with an aggregate market value of $3,245 and cash of $6,608 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	10,371		$3,139	$12	$0
	01/2018	DKK	228,414		36,335	0	(478)
	01/2018	EUR	945		1,121	0	(13)
	01/2018		$3,185	BRL	10,371	0	(59)
	01/2018		78	CAD	100	2	0
	01/2018		17,954	DKK	112,686	207	0
	01/2018		3,455	MXN	65,535	0	(134)
	02/2018		605	BRL	1,996	0	(5)
	03/2018	PEN	1,232		$373	0	(6)
	03/2018	SGD	6,575		4,834	0	(87)
	04/2018	DKK	112,686		18,063	0	(205)
BPS	01/2018		$133	ARS	2,438	0	(4)
	02/2018		150		2,810	0	(3)
	03/2018	MXN	58,300		$2,788	0	(147)
	03/2018		$3,084	MXN	58,300	0	(149)
	03/2018		1,815	PEN	5,904	0	0
	04/2018	DKK	100,800		$15,016	0	(1,325)
	04/2018		$117	KRW	131,566	6	0
	06/2018		15	ARS	306	0	0
BRC	03/2018		5,095	CNH	33,894	87	0
CBK	01/2018	EUR	3,914		$4,657	0	(41)
	01/2018	GBP	531		711	0	(6)
	01/2018		$4,471	DKK	28,287	88	0
	01/2018		359	EUR	302	4	0
	01/2018		3,605	GBP	2,666	0	(5)
	01/2018		2,666	RUB	155,986	36	0
	02/2018	JPY	890,000		$7,854	0	(59)
	03/2018		370,000		3,313	20	0
	04/2018	DKK	28,287		4,497	0	(88)
	08/2018		$65	ARS	1,342	0	(1)
DUB	01/2018	BRL	1,522		$460	1	0
	01/2018	EUR	2,100		2,474	0	(47)
	01/2018		$456	BRL	1,522	3	0
	04/2018		1,297	DKK	8,220	36	0
	07/2018	BRL	2,600		$738	0	(31)
FBF	02/2018		$250	ARS	4,662	0	(5)
GLM	01/2018	BRL	10,371		$3,113	0	(14)
	01/2018	EUR	59,952		71,356	0	(607)
	01/2018	JPY	1,006,300		8,945	16	(5)
	01/2018		$3,134	BRL	10,371	1	(8)
	01/2018		4,606	DKK	28,910	53	0
	01/2018		538	GBP	400	2	0
	02/2018	ILS	6,796		$1,922	0	(34)
	02/2018		$581	ARS	10,770	0	(15)
	02/2018		3,101	BRL	10,371	16	0
	04/2018	DKK	1,170		$179	0	(11)
	04/2018	EUR	4,300		5,034	0	(163)
	04/2018		$675	KRW	766,732	44	0
HUS	01/2018	ARS	2,450		$133	3	0
	02/2018	PLN	6,526		1,790	0	(85)
	08/2018		$133	ARS	2,752	0	(2)
JPM	01/2018	AUD	4,415		$3,367	0	(78)
	01/2018	CAD	508		395	0	(10)
	01/2018	CHF	604		617	0	(4)
	01/2018	DKK	3,485		556	0	(5)
	01/2018	EUR	2,000		2,359	0	(44)
	01/2018	JPY	2,652,300		23,710	152	0
	01/2018	NOK	1,955		236	0	(3)
	01/2018	NZD	1,331		911	0	(32)
	01/2018	SEK	2,070		247	0	(5)
	01/2018		$4,894	DKK	30,815	72	0
	01/2018		3,568	EUR	2,994	26	0
	01/2018		2,549	SEK	21,460	68	0
	01/2018		1,112	TRY	4,441	52	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2018	ILS	1,983		$564	$0	$(7)
	04/2018	KRW	940,788		837	0	(46)
	04/2018		$588	DKK	3,635	1	0
	04/2018		720	KRW	811,296	41	0
MSB	01/2018		348	GBP	260	3	0
	02/2018	JPY	310,000		$2,736	0	(20)
	03/2018		190,000		1,702	11	0
	08/2018		$18	ARS	371	0	0
NAB	01/2018		96	CHF	95	1	0
NGF	03/2018		3,270	INR	214,921	76	0
RBC	04/2018	EUR	4,208		$4,919	0	(167)
RYL	05/2018	SEK	170,010		20,750	0	(170)
SCX	01/2018	IDR	14,287,700		1,043	0	(12)
	01/2018		$2,244	IDR	30,515,439	10	0
SOG	01/2018	CAD	17,737		$13,873	0	(240)
	08/2018		$20	ARS	418	0	0
SSB	04/2018		236	DKK	1,500	7	0
UAG	01/2018	GBP	19,710		$26,235	0	(382)
	01/2018	JPY	290,000		2,567	0	(8)
	01/2018		$1,025	DKK	6,450	14	0
	01/2018		1,342	JPY	150,900	0	(2)
	03/2018	JPY	580,000		$5,203	39	0
	03/2018	KRW	1,316,141		1,174	0	(60)
	04/2018	EUR	4,208		4,934	0	(152)
	04/2018	KRW	765,990		675	0	(44)

Total Forward Foreign Currency Contracts						$1,210	$(5,333)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$1,629	$30	$20
DUB	Call - OTC USD versus JPY		120.000	04/17/2020	1,264	23	16
GLM	Call - OTC USD versus JPY		120.000	04/20/2020	1,961	36	24

						$89	$60

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	03/14/2018	$	20,500	$18	$0
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		104,500	87	0

								$105	$0

Total Purchased Options								$194	$60

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus KRW	KRW	1,075.000	04/25/2018		$345	$(7)	$(9)
CBK	Put - OTC GBP versus USD		$1.295	05/04/2018	GBP	3,829	(39)	(23)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		$600	(32)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	2,200	(29)	(3)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018		$1,400	(135)	(11)
	Put - OTC USD versus BRL		3.892	07/02/2018		1,400	(135)	(222)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		1,961	(36)	(49)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		2,144	(44)	(55)

							$(457)	$(372)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	$	102.125	02/06/2018	$5,600	$(13)	$(10)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048		103.125	02/06/2018	5,600	(11)	(6)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048		102.078	02/06/2018	5,700	(13)	(9)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048		103.078	02/06/2018	5,700	(11)	(7)

						$(48)	$(32)

Total Written Options						$(505)	$(404)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.231%	$200	$(7)	$0	$0	$(7)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	1,700	(61)	4	0	(57)
BRC	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	1,200	(41)	1	0	(40)
	Springleaf Finance Corp.	(5.000)	Quarterly	06/20/2020	1.285	400	(38)	2	0	(36)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	1,000	(35)	2	0	(33)
GST	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	1,700	(60)	3	0	(57)

							$(242)	$12	$0	$(230)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Shire Acquisitions Investments Ireland DAC «	1.000%	Quarterly	12/20/2021	1.079%	EUR	200	$(7)	$6	$0	$(1)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	$	100	(6)	4	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.605		100	(5)	2	0	(3)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373		1,900	4	(1)	3	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.238		200	(13)	12	0	(1)

								$(27)	$23	$3	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	1,400	$73	$(88)	$0	$(15)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD 2,600	$2,061	$9	$(41)	$0	$(32)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027	1,500	1,182	(4)	(7)	0	(11)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	GBP 11,100	$13,575	$(39)	$1,440	$1,401	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	2,000	2,640	(6)	64	58	0
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	800	976	(1)	102	101	0
GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	10,900	13,331	(21)	1,397	1,376	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027	AUD 504	394	2	(3)	0	(1)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 1,000	1,220	29	97	126	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	2,600	3,180	(15)	343	328	0
TOR	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	8,000	10,560	1	233	234	0

							$(45)	$3,625	$3,624	$(44)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	3-Month KRW-KORIBOR	1.993%	Quarterly	07/10/2027	KRW	3,206,400	$0	$50	$50	$0
SOG	Receive	3-Month KRW-KORIBOR	2.030	Quarterly	07/10/2027		2,933,300	0	37	37	0

								$0	$87	$87	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	Maturity	06/24/2019	$3	$0	$2	$2	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	Maturity	06/26/2019	5	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	Maturity	06/24/2019	3	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	Maturity	06/26/2019	5	0	(6)	0	(6)

							$0	$(5)	$4	$(9)

Total Swap Agreements							$(241)	$3,654	$3,718	$(305)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$221	$20	$0	$241	$(987)	$0	$(7)	$(994)	$(753)	$639	$(114)
BPS	6	0	0	6	(1,628)	(9)	(115)	(1,752)	(1,746)	1,582	(164)
BRC	87	0	0	87	0	0	(76)	(76)	11	0	11
CBK	148	0	1,459	1,607	(200)	(23)	(34)	(257)	1,350	253	1,603
DUB	40	16	105	161	(78)	0	(9)	(87)	74	0	74
FBF	0	0	0	0	(5)	(16)	0	(21)	(21)	0	(21)
GLM	132	24	1,376	1,532	(857)	(285)	0	(1,142)	390	752	1,142
GST	0	0	0	0	0	0	(62)	(62)	(62)	0	(62)
HUS	3	0	3	6	(87)	0	(1)	(88)	(82)	0	(82)
JPM	412	0	50	462	(234)	(71)	0	(305)	157	(270)	(113)
MSB	14	0	0	14	(20)	0	0	(20)	(6)	0	(6)
MYC	0	0	0	0	0	0	(1)	(1)	(1)	(20)	(21)
NAB	1	0	0	1	0	0	0	0	1	0	1
NGF	76	0	0	76	0	0	0	0	76	0	76
RBC	0	0	0	0	(167)	0	0	(167)	(167)	0	(167)
RYL	0	0	126	126	(170)	0	0	(170)	(44)	(300)	(344)
SCX	10	0	0	10	(12)	0	0	(12)	(2)	0	(2)
SOG	0	0	365	365	(240)	0	0	(240)	125	0	125
SSB	7	0	0	7	0	0	0	0	7	0	7
TOR	0	0	234	234	0	0	0	0	234	21	255
UAG	53	0	0	53	(648)	0	0	(648)	(595)	460	(135)

Total Over the Counter	$1,210	$60	$3,718	$4,988	$(5,333)	$(404)	$(305)	$(6,042)

(m)	Securities with an aggregate market value of $3,707 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	27

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$33	$33
Futures	0	0	0	0	313	313
Swap Agreements	0	11	0	0	142	153

	$0	$11	$0	$0	$488	$499

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,210	$0	$1,210
Purchased Options	0	0	0	60	0	60
Swap Agreements	0	3	0	3,628	87	3,718

	$0	$3	$0	$4,898	$87	$4,988

	$0	$14	$0	$4,898	$575	$5,487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	210	210
Swap Agreements	0	18	0	0	382	400

	$0	$18	$0	$0	$594	$612

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,333	$0	$5,333
Written Options	0	0	0	372	32	404
Swap Agreements	0	252	0	53	0	305

	$0	$252	$0	$5,758	$32	$6,042

	$0	$270	$0	$5,758	$626	$6,654

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	24	24
Futures	0	0	0	0	3,256	3,256
Swap Agreements	0	(1,846)	0	0	3,602	1,756

	$0	$(1,846)	$0	$0	$6,875	$5,029

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,995	$0	$2,995
Purchased Options	0	0	0	(107)	65	(42)
Written Options	0	0	0	404	(377)	27
Swap Agreements	0	(283)	0	705	35	457

	$0	$(283)	$0	$3,997	$(277)	$3,437

	$0	$(2,129)	$0	$3,997	$6,598	$8,466

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$12	$12
Written Options	0	0	0	0	25	25
Futures	0	0	0	0	(1,124)	(1,124)
Swap Agreements	0	(1,247)	0	0	(4,556)	(5,803)

	$0	$(1,247)	$0	$0	$(5,643)	$(6,890)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,003)	$0	$(22,003)
Purchased Options	0	0	0	(30)	(279)	(309)
Written Options	0	0	0	(167)	473	306
Swap Agreements	0	(79)	0	6,336	14	6,271

	$0	$(79)	$0	$(15,864)	$208	$(15,735)

	$0	$(1,326)	$0	$(15,864)	$(5,435)	$(22,625)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$1,672	$0	$1,672
Australia
Corporate Bonds & Notes	0	309	0	309
Sovereign Issues	0	113	0	113
Belgium
Corporate Bonds & Notes	0	1,811	0	1,811
Brazil
Corporate Bonds & Notes	0	3,165	0	3,165
Canada
Corporate Bonds & Notes	0	8,411	0	8,411
Non-Agency Mortgage-Backed Securities	0	767	0	767
Sovereign Issues	0	11,778	0	11,778
Cayman Islands
Asset-Backed Securities	0	18,416	0	18,416
Corporate Bonds & Notes	0	497	0	497
Denmark
Corporate Bonds & Notes	0	41,184	0	41,184
France
Corporate Bonds & Notes	0	7,125	0	7,125
Sovereign Issues	0	10,678	0	10,678
Germany
Corporate Bonds & Notes	0	3,348	0	3,348
Guernsey, Channel Islands
Corporate Bonds & Notes	0	826	0	826
Ireland
Asset-Backed Securities	0	3,246	0	3,246
Corporate Bonds & Notes	0	2,978	0	2,978
Sovereign Issues	0	2,737	0	2,737
Italy
Asset-Backed Securities	0	225	0	225
Corporate Bonds & Notes	0	2,761	0	2,761
Non-Agency Mortgage-Backed Securities	0	50	0	50
Sovereign Issues	0	19,683	0	19,683
Japan
Corporate Bonds & Notes	0	5,216	0	5,216
Sovereign Issues	0	15,674	0	15,674
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,118	0	1,118
Kuwait
Sovereign Issues	0	3,747	0	3,747
Luxembourg
Corporate Bonds & Notes	0	2,831	0	2,831

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Multinational
Corporate Bonds & Notes	$0	$923	$0	$923
Netherlands
Asset-Backed Securities	0	1,708	0	1,708
Corporate Bonds & Notes	0	11,742	0	11,742
Norway
Corporate Bonds & Notes	0	1,097	0	1,097
Sovereign Issues	0	240	0	240
Peru
Sovereign Issues	0	1,180	0	1,180
Poland
Sovereign Issues	0	1,881	0	1,881
Portugal
Corporate Bonds & Notes	0	181	0	181
Qatar
Corporate Bonds & Notes	0	429	0	429
Saudi Arabia
Sovereign Issues	0	5,885	0	5,885
Singapore
Corporate Bonds & Notes	0	1,266	0	1,266
Slovenia
Sovereign Issues	0	6,282	0	6,282
South Korea
Corporate Bonds & Notes	0	391	0	391
Spain
Corporate Bonds & Notes	0	3,572	0	3,572
Sovereign Issues	0	16,470	0	16,470
Supranational
Corporate Bonds & Notes	0	613	0	613
Sweden
Corporate Bonds & Notes	0	29,018	0	29,018
Switzerland
Corporate Bonds & Notes	0	6,554	0	6,554
Sovereign Issues	0	464	0	464
United Arab Emirates
Corporate Bonds & Notes	0	496	0	496
Sovereign Issues	0	1,373	0	1,373
United Kingdom
Corporate Bonds & Notes	0	22,744	0	22,744
Non-Agency Mortgage-Backed Securities	0	8,501	0	8,501
Sovereign Issues	0	13,543	0	13,543
United States
Asset-Backed Securities	0	27,083	0	27,083
Corporate Bonds & Notes	0	70,417	0	70,417

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	29

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Loan Participations and Assignments	$0	$1,075	$298	$1,373
Municipal Bonds & Notes	0	146	0	146
Non-Agency Mortgage-Backed Securities	0	7,765	28	7,793
Preferred Securities	23	0	0	23
U.S. Government Agencies	0	45,903	0	45,903
U.S. Treasury Obligations	0	15,796	0	15,796
Short-Term Instruments
Certificates of Deposit	0	2,302	0	2,302
Repurchase Agreements	0	2,118	0	2,118
Argentina Treasury Bills	0	2,755	0	2,755
Italy Treasury Bills	0	29,911	0	29,911
Japan Treasury Bills	0	43,671	0	43,671
U.S. Treasury Bills	0	965	0	965

	$23	$556,826	$326	$557,175

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,448	$0	$0	$18,448

Total Investments	$18,471	$556,826	$326	$575,623

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$346	$153	$0	$499
Over the counter	0	4,988	0	4,988

	$346	$5,141	$0	$5,487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(212)	(400)	0	(612)
Over the counter	0	(6,041)	(1)	(6,042)

	$(212)	$(6,441)	$(1)	$(6,654)

Total Financial Derivative Instruments	$134	$(1,300)	$(1)	$(1,167)

Totals	$18,605	$555,526	$325	$574,456

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$10,786	$0	$0	$(9)	$10,777	$34	$3

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,588	$176,288	$(172,200)	$(5)	$0	$7,671	$87	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the

Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability

ANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$9,401	$2,815

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$534,212	$536,562	$266,873	$123,829

ANNUAL REPORT	DECEMBER 31, 2017	47

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	165	$1,831	196	$2,150
Administrative Class	2,644	29,459	2,022	22,276
Advisor Class	7,258	80,646	9,885	108,149
Issued as reinvestment of distributions
Institutional Class	30	321	8	87
Administrative Class	335	3,626	109	1,200
Advisor Class	1,827	19,788	495	5,436
Cost of shares redeemed
Institutional Class	(31)	(341)	(31)	(336)
Administrative Class	(1,700)	(18,862)	(3,226)	(35,243)
Advisor Class	(86)	(952)	(379)	(4,144)
Net increase (decrease) resulting from Portfolio share transactions	10,442	$115,516	9,079	$99,575

As of December 31, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 84% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$0	$1,726	$1,765	$0	$0	$0	$(2,655)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$569,752	$20,051	$(14,436)	$5,615

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$23,627	$108	$0	$6,724	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

50	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
AUD	Australian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CPI	Consumer Price Index	LIBOR12M	12 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor
ATM	At-the-money	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	DECEMBER 31, 2017	51

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	0.00%	0.00%	$23,627	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

52	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	53

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	55

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

56	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

62	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Foreign Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Foreign Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

4	PIMCO VARIABLE INSURANCE TRUST

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 12/31/2017†§

United States	32.2%
United Kingdom	8.6%
Japan	5.9%
Canada	5.7%
Sweden	5.2%
France	4.6%
Italy	4.1%
Denmark	4.1%
Spain	2.6%
Netherlands	1.4%
Brazil	1.2%
Saudi Arabia	1.1%
Other	7.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	Inception≈
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	10.96%	0.08%	0.61%
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	10.83%	(0.08)%	3.35%
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	10.72%	(0.18)%	3.52%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	10.51%	(0.20)%	1.84%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.80% for Institutional Class shares, 0.95% for Administrative Class shares, and 1.05% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to performance, as total returns were positive during the reporting period.

»	Long positions in the British pound versus the U.S. dollar contributed to performance, as the British pound appreciated against the U.S. dollar over the period.

»	Long positions in the Swedish krona versus the U.S. dollar contributed to performance, as the Swedish krona appreciated against the U.S. dollar over the period.

»	Short positions in the euro versus the U.S. dollar detracted from performance, as the euro appreciated against the U.S. dollar.

»	Underweight exposure to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Short positions in the Japanese yen versus the U.S. dollar detracted from performance, as the Japanese yen appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,038.00	$4.14	$1,000.00	$1,021.01	$4.10	0.81%
Administrative Class	1,000.00	1,037.50	4.90	1,000.00	1,020.26	4.86	0.96
Advisor Class	1,000.00	1,037.00	5.41	1,000.00	1,019.75	5.37	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
12/31/2017	$9.78	$0.14	$0.93	$1.07	$(0.18)	$0.00	$0.00	$(0.18)
12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)
12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)
12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
12/31/2013	11.81	0.24	(0.98)	(0.74)	(0.22)	(0.11)	0.00	(0.33)
Administrative Class
12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)
12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)
12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2013	11.81	0.23	(0.99)	(0.76)	(0.20)	(0.11)	0.00	(0.31)
Advisor Class
12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)
12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)
12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)
12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)
12/31/2013	11.81	0.22	(0.99)	(0.77)	(0.19)	(0.11)	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets End of Year Net Assets	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.67	10.96%	$10	0.84%	0.84%	0.75%	0.75%	1.37%	216%
9.78	3.15	9	0.80	0.80	0.75	0.75	1.34	419
9.61	(6.90)	9	0.76	0.76	0.75	0.75	1.72	325
10.53	0.57	10	0.76	0.76	0.75	0.75	2.45	277
10.74	(6.31)	10	0.78	0.78	0.75	0.75	2.18	174

10.67	10.83	8,468	0.99	0.99	0.90	0.90	1.26	216
9.78	3.00	7,731	0.95	0.95	0.90	0.90	1.19	419
9.61	(7.07)	9,790	0.91	0.91	0.90	0.90	1.54	325
10.53	0.40	10,388	0.91	0.91	0.90	0.90	2.28	277
10.74	(6.47)	12,314	0.93	0.93	0.90	0.90	2.05	174

10.67	10.72	22,498	1.09	1.09	1.00	1.00	1.14	216
9.78	2.90	22,506	1.05	1.05	1.00	1.00	1.08	419
9.61	(7.17)	24,232	1.01	1.01	1.00	1.00	1.44	325
10.53	0.30	28,547	1.01	1.01	1.00	1.00	2.17	277
10.74	(6.57)	37,532	1.03	1.03	1.00	1.00	1.95	174

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities	$32,620
Investments in Affiliates	1,816
Financial Derivative Instruments
Exchange-traded or centrally cleared	49
Over the counter	559
Cash	14
Deposits with counterparty	708
Foreign currency, at value	133
Receivable for investments sold	3,911
Receivable for TBA investments sold	7,529
Receivable for Portfolio shares sold	404
Interest and/or dividends receivable	195
Dividends receivable from Affiliates	3
Total Assets	47,941

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,495
Financial Derivative Instruments
Exchange-traded or centrally cleared	41
Over the counter	339
Payable for investments purchased	4,116
Payable for investments in Affiliates purchased	3
Payable for TBA investments purchased	9,905
Deposits from counterparty	10
Payable for Portfolio shares redeemed	29
Accrued investment advisory fees	7
Accrued supervisory and administrative fees	14
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	16,965

Net Assets	$30,976

Net Assets Consist of:
Paid in capital	29,225
Undistributed (overdistributed) net investment income	564
Accumulated undistributed net realized gain (loss)	337
Net unrealized appreciation (depreciation)	850

Net Assets	$30,976

Net Assets:
Institutional Class	$10
Administrative Class	8,468
Advisor Class	22,498

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	794
Advisor Class	2,109

Net Asset Value Per Share Outstanding:
Institutional Class	$10.67
Administrative Class	10.67
Advisor Class	10.67

Cost of investments in securities	$31,740
Cost of investments in Affiliates	$1,817
Cost of foreign currency held	$132
Cost or premiums of financial derivative instruments, net	$207

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$677
Dividends from Investments in Affiliates	9
Total Income	686

Expenses:
Investment advisory fees	77
Supervisory and administrative fees	153
Servicing fees - Administrative Class	13
Distribution and/or servicing fees - Advisor Class	54
Trustee fees	1
Interest expense	28
Total Expenses	326

Net Investment Income (Loss)	360

Net Realized Gain (Loss):
Investments in securities	(488)
Exchange-traded or centrally cleared financial derivative instruments	198
Over the counter financial derivative instruments	1,368
Short sales	(19)
Foreign currency	367

Net Realized Gain (Loss)	1,426

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,713
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(221)
Over the counter financial derivative instruments	(350)
Short sales	3
Foreign currency assets and liabilities	(924)

Net Change in Unrealized Appreciation (Depreciation)	1,220

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,006

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$360	$409
Net realized gain (loss)	1,426	89
Net change in unrealized appreciation (depreciation)	1,220	231

Net Increase (Decrease) in Net Assets Resulting from Operations	3,006	729

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(140)	(118)
Advisor Class	(323)	(299)

Total Distributions(a)	(463)	(417)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,813)	(4,097)

Total Increase (Decrease) in Net Assets	730	(3,785)

Net Assets:
Beginning of year	30,246	34,031
End of year*	$30,976	$30,246

* Including undistributed (overdistributed) net investment income of:	$564	$(117)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.3%

ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%
Argentina Government International Bond
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	470	$25
28.750% (ARPP7DRR) due 06/21/2020 ~		470	27

Total Argentina (Cost $55)			52

AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.3%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	103

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	128	113

Total Australia (Cost $232)			216

BELGIUM 0.7%

CORPORATE BONDS & NOTES 0.7%
KBC Bank NV
8.000% due 01/25/2023 •(g)		$200	201

Total Belgium (Cost $201)			201

BRAZIL 1.3%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
5.999% due 01/27/2028		$116	117
6.125% due 01/17/2022		100	106

			223

SOVEREIGN ISSUES 0.6%
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (c)	BRL	600	178

Total Brazil (Cost $408)			401

CANADA 6.3%

CORPORATE BONDS & NOTES 0.6%
Enbridge, Inc.
2.288% (US0003M + 0.700%) due 06/15/2020 ~		$100	101
Royal Bank of Canada
2.300% due 03/22/2021		100	99

			200

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.620% due 07/01/2020	CAD	68	55

SOVEREIGN ISSUES 5.5%
Province of Alberta
1.250% due 06/01/2020		100	78
2.350% due 06/01/2025		100	79
Province of Ontario
2.600% due 06/02/2025		1,700	1,361
6.200% due 06/02/2031		100	110
Province of Quebec
3.500% due 12/01/2022		100	84

			1,712

Total Canada (Cost $1,922)			1,967

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.8%

ASSET-BACKED SECURITIES 0.8%
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~		$152	$153
Dryden Senior Loan Fund
2.259% (US0003M + 0.900%) due 10/15/2027 ~		100	100

Total Cayman Islands (Cost $253)			253

DENMARK 4.5%

CORPORATE BONDS & NOTES 4.5%
BRFkredit A/S
2.000% due 10/01/2047	DKK	393	64
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		987	160
2.000% due 10/01/2050		700	112
2.500% due 10/01/2037		76	13
2.500% due 10/01/2047		1	0
2.500% due 10/01/2050		200	33
3.000% due 10/01/2047		65	11
Nykredit Realkredit A/S
2.000% due 10/01/2037		1,015	171
2.000% due 10/01/2047		1,561	254
2.500% due 10/01/2037		498	85
2.500% due 10/01/2047		86	14
Realkredit Danmark A/S
2.000% due 10/01/2037		88	15
2.000% due 10/01/2047		2,072	336
2.000% due 10/01/2050		300	48
2.500% due 10/01/2037		384	65
2.500% due 07/01/2047		75	13
3.000% due 07/01/2046		61	11

Total Denmark (Cost $1,285)			1,405

FRANCE 5.1%

CORPORATE BONDS & NOTES 1.4%
Dexia Credit Local S.A.
2.250% due 02/18/2020		$300	299
SFR Group S.A.
5.625% due 05/15/2024	EUR	100	126

			425

SOVEREIGN ISSUES 3.7%
France Government International Bond
2.000% due 05/25/2048 (h)		650	824
3.250% due 05/25/2045 (h)		200	324

			1,148

Total France (Cost $1,417)			1,573

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%
Deutsche Bank AG
4.250% due 10/14/2021		$200	209
Kreditanstalt fuer Wiederaufbau
6.000% due 08/20/2020	AUD	100	85

Total Germany (Cost $307)			294

IRELAND 0.9%

SOVEREIGN ISSUES 0.9%
Ireland Government International Bond
1.000% due 05/15/2026	EUR	100	124
5.400% due 03/13/2025		100	162

Total Ireland (Cost $265)			286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 4.6%

ASSET-BACKED SECURITIES 0.2%
Claris Finance SRL
0.076% (EUR006M + 0.350%) due 10/31/2060 ~	EUR	54	$64

CORPORATE BONDS & NOTES 0.8%
Banca Carige SpA
3.875% due 10/24/2018		200	247

SOVEREIGN ISSUES 3.6%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024		100	120
2.450% due 09/01/2033		400	471
2.800% due 03/01/2067		100	104
3.450% due 03/01/2048		200	250
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	169

			1,114

Total Italy (Cost $1,351)			1,425

JAPAN 6.6%

CORPORATE BONDS & NOTES 1.3%
Central Nippon Expressway Co. Ltd.
1.931% (US0003M + 0.540%) due 08/04/2020 ~		$200	200
Sumitomo Mitsui Financial Group, Inc.
3.216% (US0003M + 1.680%) due 03/09/2021 ~		200	207

			407

SOVEREIGN ISSUES 5.3%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		200	192
Japan Bank for International Cooperation
2.500% due 06/01/2022		200	199
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		200	199
Japan Government International Bond
0.300% due 06/20/2046	JPY	80,000	624
0.500% due 09/20/2046		50,000	412

			1,626

Total Japan (Cost $2,198)			2,033

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%
Kuwait International Government Bond
3.500% due 03/20/2027		$200	204

Total Kuwait (Cost $198)			204

LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	200	244

Total Luxembourg (Cost $215)			244

NETHERLANDS 1.6%

CORPORATE BONDS & NOTES 1.6%
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (g)	EUR	100	138
ING Bank NV
2.625% due 12/05/2022		$250	251
Mylan NV
2.500% due 06/07/2019		100	100

Total Netherlands (Cost $487)			489

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 0.2%

SOVEREIGN ISSUES 0.2%
Peru Government International Bond
8.200% due 08/12/2026	PEN	200	$76

Total Peru (Cost $75)			76

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
2.250% due 04/25/2022	PLN	400	114

Total Poland (Cost $100)			114

SAUDI ARABIA 1.3%

SOVEREIGN ISSUES 1.3%
Saudi Government International Bond
2.375% due 10/26/2021		$400	391

Total Saudi Arabia (Cost $397)			391

SLOVENIA 1.0%

SOVEREIGN ISSUES 1.0%
Slovenia Government International Bond
4.125% due 02/18/2019		$300	307

Total Slovenia (Cost $306)			307

SPAIN 2.9%

SOVEREIGN ISSUES 2.9%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	100	122
4.950% due 02/11/2020		50	64
Spain Government International Bond
1.450% due 10/31/2027		200	238
1.500% due 04/30/2027		300	362
2.900% due 10/31/2046		100	122

Total Spain (Cost $867)			908

SWEDEN 5.8%

CORPORATE BONDS & NOTES 5.8%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	1,500	185
2.250% due 09/21/2022		2,300	300
Nordea Hypotek AB
1.000% due 04/08/2022		3,400	421
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		500	63
3.000% due 06/20/2018		1,000	124
Stadshypotek AB
1.500% due 12/15/2021		1,000	126
2.500% due 09/18/2019		1,000	128
4.500% due 09/21/2022		2,000	286
Swedbank Hypotek AB
1.000% due 09/15/2021		600	75
1.000% due 06/15/2022		600	74

Total Sweden (Cost $1,699)			1,782

SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.6%
UBS AG
2.103% (US0003M + 0.580%) due 06/08/2020 ~		$200	201

SOVEREIGN ISSUES 0.3%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	50	77

Total Switzerland (Cost $274)			278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	$196

Total United Arab Emirates (Cost $199)			196

UNITED KINGDOM 9.6%

CORPORATE BONDS & NOTES 3.0%
Barclays PLC
6.500% due 09/15/2019 •(f)(g)	EUR	200	257
British Telecommunications PLC
9.125% due 12/15/2030		$60	90
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	171
Santander UK Group Holdings PLC
2.875% due 10/16/2020		$200	201
Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	49	78
Virgin Money PLC
2.250% due 04/21/2020		100	138

			935

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%
Eurosail PLC
0.035% (EUR003M + 0.160%) due 03/13/2045 ~	EUR	42	50
0.044% (EUR003M + 0.160%) due 12/10/2044 ~		35	41
0.680% (BP0003M + 0.160%) due 03/13/2045 ~	GBP	84	112
Kensington Mortgage Securities PLC
0.000% due 06/14/2040 •	EUR	37	44
Mansard Mortgages PLC
1.166% (BP0003M + 0.650%) due 12/15/2049 ~	GBP	107	144
Newgate Funding PLC
1.516% (BP0003M + 1.000%) due 12/15/2050 ~		147	193
Ripon Mortgages PLC
1.326% (BP0003M + 0.800%) due 08/20/2056 ~		94	128
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	112	130
0.692% (BP0003M + 0.170%) due 06/12/2044 ~	GBP	127	167

			1,009

SOVEREIGN ISSUES 3.3%
United Kingdom Gilt
3.250% due 01/22/2044 (h)		450	792
3.500% due 01/22/2045 (h)		120	221

			1,013

Total United Kingdom (Cost $2,785)			2,957

UNITED STATES 35.7%

ASSET-BACKED SECURITIES 3.9%
Citigroup Mortgage Loan Trust, Inc.
1.812% (US0001M + 0.260%) due 06/25/2037 ~		$200	189
Countrywide Asset-Backed Certificates
1.772% (US0001M + 0.220%) due 06/25/2047 ~		300	269
Countrywide Asset-Backed Certificates Trust
2.212% (US0001M + 0.660%) due 08/25/2035 ~		155	152
Panhandle-Plains Higher Education Authority, Inc.
2.465% (US0003M + 1.130%) due 10/01/2035 ~		32	32

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Renaissance Home Equity Loan Trust
4.102% (US0001M + 2.550%) due 12/25/2032 ~		$75	$74
Saxon Asset Securities Trust
3.302% (US0001M + 1.750%) due 12/25/2037 ~		73	68
SG Mortgage Securities Trust
1.702% (US0001M + 0.150%) due 10/25/2036 ~		200	162
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	37	44
Structured Asset Investment Loan Trust
3.277% (US0001M + 1.725%) due 10/25/2034 ~		$116	112
Structured Asset Securities Corp. Mortgage Loan Trust
1.687% (US0001M + 0.135%) due 07/25/2036 ~		21	21
Terwin Mortgage Trust
2.492% (US0001M + 0.940%) due 11/25/2033 ~		2	2
VOLT LLC
3.125% due 09/25/2047		96	96

			1,221

CORPORATE BONDS & NOTES 12.7%
Ally Financial, Inc.
3.600% due 05/21/2018		100	100
3.750% due 11/18/2019		100	102
8.000% due 11/01/2031		100	131
AT&T, Inc.
2.309% (US0003M + 0.950%) due 07/15/2021 ~		100	101
Bank of New York Mellon Corp.
2.200% due 08/16/2023		100	97
BAT Capital Corp.
3.222% due 08/15/2024		100	100
Becton Dickinson and Co.
3.250% due 11/12/2020		100	102
Cardinal Health, Inc.
1.948% due 06/14/2019		100	99
Charter Communications Operating LLC
3.750% due 02/15/2028		100	96
D.R. Horton, Inc.
3.750% due 03/01/2019		100	101
Dell International LLC
3.480% due 06/01/2019		200	203
4.420% due 06/15/2021		100	104
Delta Air Lines, Inc.
2.875% due 03/13/2020		100	101
Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019		100	100
Dresdner Funding Trust
8.151% due 06/30/2031		100	133
Energy Transfer LP
4.650% due 06/01/2021		100	105
Enterprise Products Operating LLC
6.500% due 01/31/2019		100	105
ERAC USA Finance LLC
2.600% due 12/01/2021		100	99
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		100	108
KLA-Tencor Corp.
4.125% due 11/01/2021		100	104
Kraft Heinz Foods Co.
1.980% (US0003M + 0.570%) due 02/10/2021 ~		100	100
MUFG Americas Holdings Corp.
3.000% due 02/10/2025		100	99
Nasdaq, Inc.
2.048% (US0003M + 0.390%) due 03/22/2019 ~		200	200
Navient Corp.
4.875% due 06/17/2019		100	102

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nissan Motor Acceptance Corp.
2.376% (US0003M + 0.690%) due 09/28/2022 ~	$100	$101
OneMain Financial Holdings LLC
6.750% due 12/15/2019	100	103
Plains All American Pipeline LP
5.750% due 01/15/2020	100	106
Progress Energy, Inc.
7.050% due 03/15/2019	100	106
QVC, Inc.
3.125% due 04/01/2019	100	100
Southern Co.
2.750% due 06/15/2020	100	101
Springleaf Finance Corp.
8.250% due 12/15/2020	100	110
Time Warner Cable LLC
4.125% due 02/15/2021	100	103
UnitedHealth Group, Inc.
3.750% due 07/15/2025	100	105
Verizon Communications, Inc.
4.125% due 03/16/2027	100	104
Wells Fargo & Co.
2.475% (US0003M + 1.110%) due 01/24/2023 ~	100	102
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	100	100

		3,933

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Charter Communications Operating LLC
3.600% (LIBOR03M + 2.250%) due 01/15/2024 ~	99	99

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	109	102
BCAP LLC Trust
5.750% due 02/28/2037 ~	72	69
Chase Mortgage Finance Trust
3.144% due 07/25/2037 ~	5	4
Citigroup Mortgage Loan Trust, Inc.
3.180% (H15T1Y + 2.150%) due 09/25/2035 ~	9	9
Commercial Mortgage Trust
1.920% due 07/10/2046 ~(a)	405	16
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	180	146
Countrywide Alternative Loan Trust
2.252% (US0001M + 0.700%) due 05/25/2036 ~	324	188
Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	72	64
DBUBS Mortgage Trust
0.306% due 11/10/2046 ~(a)	200	2
0.726% due 11/10/2046 ~(a)	140	2
Deutsche ALT-A Securities, Inc.
1.742% (US0001M + 0.190%) due 08/25/2047 ~	143	128
First Horizon Mortgage Pass-Through Trust
3.311% due 05/25/2037 ^~	30	26
GSR Mortgage Loan Trust
3.294% due 11/25/2035 ~	96	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
1.775% (US0001M + 0.280%) due 02/19/2036 ~	$281	$245
Impac CMB Trust
2.272% (US0001M + 0.720%) due 10/25/2034 ~	63	63
IndyMac Mortgage Loan Trust
1.792% (US0001M + 0.240%) due 07/25/2035 ~	23	23
JPMCC Commercial Mortgage Securities Trust
3.379% due 09/15/2050	100	103
JPMorgan Alternative Loan Trust
3.497% due 12/25/2035 ^~	69	64
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	207
JPMorgan Mortgage Trust
3.461% due 02/25/2036 ^~	17	15
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.337% (US0001M + 0.860%) due 08/15/2032 ~	36	35
Merrill Lynch Mortgage Investors Trust
3.041% due 02/25/2035 ~	10	10
Morgan Stanley Bank of America Merrill Lynch Trust
1.007% due 12/15/2048 ~(a)	302	12
Thornburg Mortgage Securities Trust
3.341% (LIBOR01M + 1.250%) due 06/25/2047 ^~	13	12
WaMu Mortgage Pass-Through Certificates Trust
3.078% due 03/25/2035 ~	70	71
3.200% due 03/25/2034 ~	73	74
Wells Fargo Mortgage-Backed Securities Trust
3.446% due 10/25/2035 ~	16	16

		1,802

U.S. GOVERNMENT AGENCIES 8.6%
Fannie Mae
1.982% (LIBOR01M + 0.430%) due 11/25/2040 ~	23	23
2.002% (LIBOR01M + 0.450%) due 11/25/2040 ~	55	55
2.352% (LIBOR01M + 0.800%) due 12/25/2039 ~	28	29
Fannie Mae, TBA
3.500% due 03/01/2048	400	410
4.000% due 03/01/2048	1,000	1,044
Freddie Mac
1.592% (LIBOR01M + 0.350%) due 01/15/2038 ~	66	66
1.665% due 01/15/2038 ~(a)	66	4
2.077% (LIBOR01M + 0.600%) due 12/15/2037 ~	6	6
Freddie Mac, TBA
3.500% due 02/01/2048	900	923
NCUA Guaranteed Notes
1.963% (LIBOR01M + 0.560%) due 12/08/2020 ~	93	94
Small Business Administration
5.980% due 05/01/2022	22	23

		2,677

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022		$101	$101
0.125% due 01/15/2023 (h)		1,175	1,167
0.375% due 07/15/2025		104	104

			1,372

Total United States (Cost $10,784)			11,104

SHORT-TERM INSTRUMENTS 11.2%

CERTIFICATES OF DEPOSIT 1.0%
Barclays Bank PLC
1.940% due 09/04/2018		200	200
2.060% due 03/16/2018		100	100

			300

ARGENTINA TREASURY BILLS 0.4%
23.246% due 03/16/2018 - 12/14/2018 (b)(c)	ARS	900	135

CZECH REPUBLIC TREASURY BILLS 0.3%
(0.811)% due 04/20/2018 (c)(d)	CZK	2,000	94

ITALY TREASURY BILLS 1.2%
(0.419)% due 04/30/2018 (c)(d)	EUR	300	361

JAPAN TREASURY BILLS 8.3%
(0.220)% due 02/05/2018 - 03/12/2018 (b)(c)	JPY	290,000	2,574

Total Short-Term Instruments (Cost $3,460)			3,464

Total Investments in Securities (Cost $31,740)			32,620

		SHARES
INVESTMENTS IN AFFILIATES 5.9%

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%
PIMCO Short Asset Portfolio		145,129	1,453
PIMCO Short-Term Floating NAV Portfolio III		36,748	363

Total Short-Term Instruments (Cost $1,817)			1,816

Total Investments in Affiliates (Cost $1,817)			1,816

Total Investments 111.2% (Cost $33,557)			$34,436

Financial Derivative Instruments (i)(j) 0.7%
(Cost or Premiums, net $207)			228

Other Assets and Liabilities, net (11.9)%			(3,688)

Net Assets 100.0%			$30,976

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	1.430%	11/09/2017	02/09/2018		$(1,169)	$(1,171)
IND	0.520	10/11/2017	01/18/2018	GBP	(132)	(179)
MYI	(0.550)	10/19/2017	01/18/2018	EUR	(670)	(803)
UBS	0.520	10/11/2017	01/18/2018	GBP	(253)	(342)

Total Reverse Repurchase Agreements						$(2,495)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(1,171)	$0	$(1,171)	$1,167	$(4)
IND	0	(179)	0	(179)	185	6
MYI	0	(803)	0	(803)	796	(7)
UBS	0	(342)	0	(342)	352	10

Total Borrowings and Other Financing Transactions	$0	$(2,495)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(1,324)	$0	$0	$(1,324)
U.S. Treasury Obligations	0	0	(1,171)	0	(1,171)

Total Borrowings	$0	$(1,324)	$(1,171)	$0	$(2,495)

Payable for reverse repurchase agreements					$(2,495)

(h)	Securities with an aggregate market value of $2,500 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(3,749) at a weighted average interest rate of 0.419%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note March Futures	$108.750	02/23/2018	1	$2	$0	$0
Put - CBOT U.S. Treasury 5-Year Note March Futures	108.000	02/23/2018	2	2	0	0
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.000	02/23/2018	16	16	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.500	02/23/2018	40	40	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	192.000	02/23/2018	4	4	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March Futures	114.000	02/23/2018	11	11	0	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	16	40	2	2

					$2	$2

Total Purchased Options					$2	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	16	$40	$(2)	$0

Total Written Options					$(2)	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2018	26	$	6,367	$0	$1	$0
Australia Government 3-Year Note March Futures	03/2018	4	AUD	347	(2)	0	0
Australia Government 10-Year Bond March Futures	03/2018	2		202	(2)	1	0
Euro-BTP Italy Government Bond March Futures	03/2018	1	EUR	163	(3)	0	(2)
Euro-Bund 10-Year Bond March Futures	03/2018	4		776	(6)	0	(3)
Euro-Buxl 30-Year Bond March Futures	03/2018	1		197	(3)	0	(2)
Euro-Schatz March Futures	03/2018	18		2,418	(2)	1	0
Japan Government 10-Year Bond March Futures	03/2018	2	JPY	2,676	(1)	2	0
Put Options Strike @ EUR 111.200 on Euro-Schatz March Futures	03/2018	18	EUR	0	0	0	0
Put Options Strike @ EUR 149.000 on Euro-Bund 10-Year Bond March Futures	02/2018	1		0	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2018	12	$	1,394	(7)	1	0
U.S. Treasury 10-Year Note March Futures	03/2018	35		4,342	(24)	7	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	11		1,844	17	5	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	35	GBP	5,861	7	1	0
United Kingdom Long Gilt March Futures	03/2018	2		338	3	0	(1)

					$(23)	$19	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2019	26	$	(6,351)	$0	$0	$(1)
Canada Government 10-Year Bond March Futures	03/2018	1	CAD	(107)	1	1	0
Euro-OAT France Government 10-Year Bond March Futures	03/2018	8	EUR	(1,490)	19	8	0
U.S. Treasury 2-Year Note March Futures	03/2018	1	$	(214)	1	0	0
U.S. Treasury 30-Year Bond March Futures	03/2018	4		(612)	1	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	35	GBP	(5,848)	(7)	1	(1)

					$15	$10	$(3)

Total Futures Contracts					$(8)	$29	$(11)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ally Financial, Inc.	(5.000)%	Quarterly	06/20/2018	0.142%	$	100	$(3)	$1	$(2)	$0	$0
Altria Group, Inc.	(1.000)	Quarterly	12/20/2020	0.136		100	(3)	1	(2)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.090		100	(3)	0	(3)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.303	EUR	100	(2)	(1)	(3)	0	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.108	$	100	(3)	0	(3)	0	0

							$(14)	$1	$(13)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.891%	$	100	$0	$1	$1	$0	$0
Marks & Spencer PLC	1.000	Quarterly	12/20/2022	1.318	EUR	100	(1)	(1)	(2)	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.841		100	0	1	1	0	0

							$(1)	$1	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	400	$(34)	$0	$(34)	$0	$(1)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		300	(7)	0	(7)	0	0
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	1,800	(55)	(5)	(60)	0	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		3,000	(90)	(9)	(99)	1	0

						$(186)	$(14)	$(200)	$1	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day USD-Federal Funds Rate Compounded-OIS	1.724%	Annual	09/19/2018		$3,700	$0	$0	$0	$0	$0
Pay	1-Year BRL-CDI	8.350	Maturity	01/02/2020	BRL	6,100	2	9	11	0	0
Pay	3-Month CAD-Bank Bill	1.400	Semi-Annual	09/13/2019	CAD	3,700	(19)	(11)	(30)	0	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		400	1	2	3	1	0
Receive	3-Month CAD-Bank Bill	1.500	Semi-Annual	12/16/2026		100	5	1	6	0	0
Receive	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		100	(5)	0	(5)	0	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		900	28	5	33	3	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	0	(41)	0	(4)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	200	(1)	0	(1)	0	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	07/11/2019	NZD	4,300	9	0	9	0	0
Pay	3-Month USD-LIBOR	1.945	Semi-Annual	09/19/2018		$3,700	0	0	0	0	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019		16,600	(13)	(18)	(31)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		6,800	56	18	74	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		900	(2)	3	1	0	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		16,600	9	19	28	0	(1)
Pay	3-Month USD-LIBOR	1.549	Quarterly	06/12/2022		600	0	0	0	0	0
Pay	3-Month USD-LIBOR	1.613	Quarterly	06/19/2022		1,300	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023		200	1	2	3	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		3,900	91	24	115	0	(5)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,400	(13)	2	(11)	0	(3)
Receive(6)	3-Month USD-LIBOR	2.098	Semi-Annual	07/01/2041		1,100	24	(4)	20	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		50	4	(1)	3	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,350	(35)	(19)	(54)	0	(5)
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		100	(5)	(2)	(7)	0	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		300	(16)	(6)	(22)	0	(1)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	1,900	2	5	7	0	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/21/2020	EUR	800	2	0	2	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/21/2023		4,400	54	(19)	35	0	(3)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028		1,800	16	0	16	0	(4)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048	EUR	800	$17	$(14)	$3	$5	$0
Pay(6)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	1,700	2	2	4	1	0
Pay(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/21/2020		1,200	(6)	3	(3)	1	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		1,700	1	(1)	0	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		950	(6)	(18)	(24)	2	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		50	(2)	(3)	(5)	0	0
Pay	6-Month JPY-LIBOR	0.150	Semi-Annual	03/22/2018	JPY	240,000	1	1	2	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		150,000	(2)	3	1	1	0
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	06/19/2033		320,000	409	(11)	398	0	(2)
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		40,000	37	(2)	35	0	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		120,000	(158)	(1)	(159)	2	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		20,000	21	0	21	0	0
Receive(6)	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		10,000	(1)	0	(1)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026	MXN	800	(4)	(1)	(5)	0	0

							$463	$(33)	$430	$17	$(29)

Total Swap Agreements							$262	$(45)	$217	$18	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$29	$18	$49	$0	$ (11)		$(30)	$ (41)

Cash of $708 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2018	NZD	124	$	85	$0	$(2)
BOA	01/2018	BRL	1,066		323	1	0
	01/2018	DKK	205		30	0	(3)
	01/2018	EUR	106		125	0	(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	01/2018	GBP	159	$		213	$0	$(2)
	01/2018	MXN	1,196			63	2	0
	01/2018		$1,377		AUD	1,815	39	0
	01/2018		326		BRL	1,066	0	(5)
	01/2018		64		EUR	54	1	0
	01/2018		1,588		NOK	13,007	0	(4)
	02/2018		69		BRL	227	0	(1)
	03/2018	PEN	162	$		49	0	(1)
	04/2018	DKK	202			30	0	(3)
BPS	01/2018	JPY	7,700			68	0	0
	01/2018		$5		ARS	92	0	0
	01/2018		0		DKK	1	0	0
	01/2018		2,346		EUR	1,968	16	0
	02/2018		10		ARS	187	0	0
	03/2018	MXN	4,000	$		191	0	(10)
	03/2018		$212		MXN	4,000	0	(10)
	03/2018		129		PEN	418	0	0
	04/2018	DKK	4,279	$		637	0	(56)
	04/2018		$1		KRW	1,125	0	0
BRC	03/2018		298		CNH	1,982	5	0
CBK	01/2018	EUR	514	$		611	0	(6)
	01/2018	GBP	83			112	0	0
	01/2018		$284		DKK	1,796	6	0
	01/2018		18		EUR	15	0	0
	01/2018		295		GBP	218	0	0
	01/2018		180		RUB	10,511	2	0
	02/2018	JPY	90,000	$		794	0	(6)
	03/2018		180,000			1,614	11	0
	04/2018	DKK	1,796			286	0	(6)
	08/2018		$2		ARS	41	0	0
DUB	07/2018	BRL	260	$		74	0	(3)
FBF	02/2018		$20		ARS	373	0	0
GLM	01/2018	BRL	666	$		200	0	(1)
	01/2018	CAD	181			143	0	(1)
	01/2018	EUR	375			444	0	(6)
	01/2018	JPY	7,200			64	0	0
	01/2018		$201		BRL	666	1	0
	01/2018		310		DKK	1,945	4	0
	01/2018		7,164		JPY	805,400	0	(14)
	02/2018	ILS	567	$		160	0	(3)
	02/2018		$37		ARS	680	0	(1)
	02/2018		199		BRL	666	1	0
	03/2018	INR	49,264	$		767	0	0
	04/2018	DKK	472			70	0	(6)
	04/2018		$45		KRW	51,116	3	0
HUS	01/2018	ARS	92	$		5	0	0
	01/2018	CAD	102			81	0	0
	01/2018		$3,103		CHF	3,024	0	0
	02/2018	PLN	396	$		109	0	(5)
	03/2018	SGD	39			29	0	0
	03/2018		$1,028		INR	67,524	24	0
	03/2018		479		SGD	650	8	0
	04/2018	KRW	1,135	$		1	0	0
	08/2018		$5		ARS	103	0	0
IND	01/2018		1,616		NZD	2,334	38	0
JPM	01/2018	AUD	213	$		163	0	(3)
	01/2018	CHF	88			90	0	(1)
	01/2018	JPY	25,900			231	1	0
	01/2018	NOK	690			84	0	(1)
	01/2018	SEK	250			30	0	(1)
	01/2018		$44		AUD	58	1	0
	01/2018		504		DKK	3,185	9	0
	01/2018		222		EUR	186	2	0
	01/2018		35		NOK	290	0	0
	01/2018		152		SEK	1,280	4	0
	01/2018		68		TRY	271	3	0
	02/2018		121		BRL	399	0	(1)
	02/2018		442		JPY	50,013	2	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	03/2018	INR	4,035	$		62	$0	$(1)
	03/2018	KRW	853,062			798	0	(2)
	04/2018	DKK	4,265			690	0	(2)
	04/2018	KRW	62,944			56	0	(3)
	04/2018		$40		KRW	45,072	2	0
MSB	01/2018	BRL	400	$		128	7	0
	01/2018		$121		BRL	400	0	0
	01/2018		1,063		MXN	20,087	0	(45)
	02/2018	JPY	30,000	$		265	0	(2)
	03/2018		40,000			358	2	0
	04/2018	BRL	600			189	10	0
	04/2018	KRW	1,135			1	0	0
	04/2018		$15		KRW	16,868	1	0
NAB	01/2018	SEK	975	$		116	0	(3)
RBC	04/2018	EUR	301			351	0	(12)
RYL	04/2018		$357		EUR	301	6	0
SCX	01/2018	AUD	122	$		93	0	(3)
	01/2018	IDR	983,965			72	0	(1)
	01/2018	JPY	53,100			474	3	0
	01/2018		$154		IDR	2,100,295	1	0
	01/2018		164		SEK	1,370	3	0
	03/2018	KRW	78,309	$		72	0	(1)
SOG	01/2018		$1,480		CAD	1,892	26	0
SSB	01/2018		481		DKK	3,040	9	0
	04/2018		314			2,000	10	0
TOR	04/2018	CZK	2,000	$		93	0	(1)
UAG	01/2018	DKK	14,370			2,294	0	(22)
	01/2018		$47		DKK	295	1	0
	01/2018		3,019		GBP	2,268	44	0
	01/2018		85		JPY	9,600	0	0
	01/2018		40		SEK	335	1	0
	03/2018		785		KRW	873,718	34	0
	04/2018	EUR	300	$		352	0	(11)
	04/2018	KRW	48,796			43	0	(3)
	04/2018		$48		DKK	300	1	0

Total Forward Foreign Currency Contracts							$345	$(277)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	119	$2	$1
BPS	Put - OTC EUR versus USD	$	1.135	02/01/2018	EUR	950	0	0
	Call - OTC USD versus JPY	JPY	120.500	01/04/2018	$	3,000	0	0
DUB	Call - OTC USD versus JPY		120.000	04/17/2020		77	2	1
GLM	Call - OTC USD versus JPY		120.000	04/20/2020		132	3	2

							$7	$4

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	03/14/2018	$ 2,000	$ 2	$0
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	10,100	8	0

							$ 10	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2048	$	68.000	01/04/2018	$1,000	$0	$0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048		73.000	01/04/2018	1,000	0	0

						$0	$0

Total Purchased Options						$17	$4

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC GBP versus USD		$1.295	05/04/2018	GBP	244	$(3)	$(2)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	100	(5)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	100	(1)	0
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	200	(19)	(2)
	Put - OTC USD versus BRL		3.892	07/02/2018		200	(19)	(32)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		132	(2)	(3)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		122	(3)	(3)
MSB	Put - OTC USD versus KRW		1,075.000	04/25/2018		45	(1)	(1)

							$ (53)	$(43)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	$102.125	02/06/2018	$400	$(1)	$(1)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.125	02/06/2018	400	(1)	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	102.078	02/06/2018	300	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.078	02/06/2018	300	0	0

					$(3)	$(2)

Total Written Options					$(56)	$(45)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Commerzbank AG	(1.000)%	Quarterly	06/20/2022	1.172%	EUR 100	$5	$(4)	$1	$0
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	$ 100	(4)	0	0	(4)
BRC	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	100	(3)	0	0	(3)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	100	(4)	1	0	(3)
GST	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	100	(3)	0	0	(3)

							$(9)	$(3)	$1	$(13)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	1.238%	$100	$(7)	$6	$0	$(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(5)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD 200	$158	$1	$(3)	$0	$(2)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027	100	79	0	(1)	0	(1)
CBK	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	GBP 200	264	(1)	7	6	0
GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	1,100	1,345	(2)	141	139	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027	AUD 13	10	0	0	0	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 100	122	3	10	13	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	200	245	(1)	26	25	0
TOR	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	700	924	0	20	20	0

							$0	$200	$203	$(3)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	3-Month KRW-KORIBOR	2.020%	Quarterly	07/10/2027	KRW 259,600	$0	$4	$4	$0
CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027	135,200	0	2	2	0

							$0	$6	$6	$0

Total Swap Agreements							$(16)	$209	$210	$(17)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	43	1	0	44	(22)	0	0	(22)	22	0	22
BPS	16	0	5	21	(76)	0	(8)	(84)	(63)	0	(63)
BRC	5	0	0	5	0	0	(3)	(3)	2	0	2
CBK	19	0	8	27	(18)	(2)	(3)	(23)	4	0	4
DUB	0	1	0	1	(3)	0	0	(3)	(2)	0	(2)
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	9	2	139	150	(32)	(37)	0	(69)	81	0	81
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
HUS	32	0	0	32	(5)	0	0	(5)	27	0	27
IND	38	0	0	38	0	0	0	0	38	0	38
JPM	24	0	0	24	(15)	(4)	0	(19)	5	0	5
MSB	20	0	0	20	(47)	(1)	0	(48)	(28)	(10)	(38)
NAB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
RBC	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
RYL	6	0	13	19	0	0	0	0	19	0	19
SCX	7	0	0	7	(5)	0	0	(5)	2	0	2
SOG	26	0	25	51	0	0	0	0	51	0	51
SSB	19	0	0	19	0	0	0	0	19	0	19
TOR	0	0	20	20	(1)	0	0	(1)	19	0	19
UAG	81	0	0	81	(36)	0	0	(36)	45	0	45

Total Over the Counter	$345	$4	$210	$559	$(277)	$(45)	$(17)	$(339)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	29	29
Swap Agreements	0	1	0	0	17	18

	$0	$1	$0	$0	$48	$49

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$345	$0	$345
Purchased Options	0	0	0	4	0	4
Swap Agreements	0	1	0	203	6	210

	$0	$1	$0	$552	$6	$559

	$0	$2	$0	$552	$54	$608

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	1	0	0	29	30

	$0	$1	$0	$0	$40	$41

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$277	$0	$277
Written Options	0	0	0	43	2	45
Swap Agreements	0	14	0	3	0	17

	$0	$14	$0	$323	$2	$339

	$0	$15	$0	$323	$42	$380

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	195	195
Swap Agreements	0	(175)	0	0	179	4

	$0	$(175)	$0	$0	$373	$198

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,370	$0	$1,370
Purchased Options	0	0	0	(12)	11	(1)
Written Options	0	0	0	33	(41)	(8)
Swap Agreements	0	(30)	0	33	4	7

	$0	$(30)	$0	$1,424	$(26)	$1,368

	$0	$(205)	$0	$1,424	$347	$1,566

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(14)	(14)
Swap Agreements	0	(10)	0	0	(198)	(208)

	$0	$(10)	$0	$0	$(211)	$(221)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(811)	$0	$(811)
Purchased Options	0	0	0	(1)	(29)	(30)
Written Options	0	0	0	(16)	45	29
Swap Agreements	0	(8)	0	473	(3)	462

	$0	$(8)	$0	$(355)	$13	$(350)

	$0	$(18)	$0	$(355)	$(198)	$(571)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$52	$0	$52
Australia
Corporate Bonds & Notes	0	103	0	103
Sovereign Issues	0	113	0	113
Belgium
Corporate Bonds & Notes	0	201	0	201
Brazil
Corporate Bonds & Notes	0	223	0	223
Sovereign Issues	0	178	0	178
Canada
Corporate Bonds & Notes	0	200	0	200
Non-Agency Mortgage-Backed Securities	0	55	0	55
Sovereign Issues	0	1,712	0	1,712
Cayman Islands
Asset-Backed Securities	0	253	0	253
Denmark
Corporate Bonds & Notes	0	1,405	0	1,405
France
Corporate Bonds & Notes	0	425	0	425
Sovereign Issues	0	1,148	0	1,148
Germany
Corporate Bonds & Notes	0	294	0	294
Ireland
Sovereign Issues	0	286	0	286
Italy
Asset-Backed Securities	0	64	0	64
Corporate Bonds & Notes	0	247	0	247
Sovereign Issues	0	1,114	0	1,114
Japan
Corporate Bonds & Notes	0	407	0	407
Sovereign Issues	0	1,626	0	1,626
Kuwait
Sovereign Issues	0	204	0	204
Luxembourg
Corporate Bonds & Notes	0	244	0	244
Netherlands
Corporate Bonds & Notes	0	489	0	489
Peru
Sovereign Issues	0	76	0	76
Poland
Sovereign Issues	0	114	0	114
Saudi Arabia
Sovereign Issues	0	391	0	391
Slovenia
Sovereign Issues	0	307	0	307
Spain
Sovereign Issues	0	908	0	908

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Sweden
Corporate Bonds & Notes	$0	$1,782	$0	$1,782
Switzerland
Corporate Bonds & Notes	0	201	0	201
Sovereign Issues	0	77	0	77
United Arab Emirates
Sovereign Issues	0	196	0	196
United Kingdom
Corporate Bonds & Notes	0	935	0	935
Non-Agency Mortgage-Backed Securities	0	1,009	0	1,009
Sovereign Issues	0	1,013	0	1,013
United States
Asset-Backed Securities	0	1,221	0	1,221
Corporate Bonds & Notes	0	3,933	0	3,933
Loan Participations and Assignments	0	99	0	99
Non-Agency Mortgage-Backed Securities	0	1,802	0	1,802
U.S. Government Agencies	0	2,677	0	2,677
U.S. Treasury Obligations	0	1,372	0	1,372
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Argentina Treasury Bills	0	135	0	135
Czech Republic Treasury Bills	0	94	0	94
Italy Treasury Bills	0	361	0	361
Japan Treasury Bills	0	2,574	0	2,574

	$0	$32,620	$0	$32,620

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,816	$0	$0	$1,816

Total Investments	$1,816	$32,620	$0	$34,436

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	31	18	0	49
Over the counter	0	559	0	559

	$31	$577	$0	$608

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(30)	0	(41)
Over the counter	0	(339)	0	(339)

	$(11)	$(369)	$0	$(380)

Total Financial Derivative Instruments	$20	$208	$0	$228

Totals	$1,836	$32,828	$0	$34,664

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$1,454	$0	$0	$(1)	$1,453	$4	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$118	$19,905	$(19,660)	$0	$0	$363	$5	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a ) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign  (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$591	$310

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$47,670	$49,241	$15,711	$14,534

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	614	6,492	600	6,147
Advisor Class	375	3,954	1,521	15,814
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	13	140	11	118
Advisor Class	31	323	29	299
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(623)	(6,575)	(840)	(8,590)
Advisor Class	(598)	(6,147)	(1,771)	(17,885)
Net increase (decrease) resulting from Portfolio share transactions	(188)	$(1,813)	(450)	$(4,097)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 75% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Foreign Bond Portfolio (Unhedged)	$1,696	$216	$(160)	$(1)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Foreign Bond Portfolio (Unhedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Foreign Bond Portfolio (Unhedged)	$34,773	$1,049	$(956)	$93

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Foreign Bond Portfolio (Unhedged)	$463	$0	$0	$417	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Foreign Bond Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:
ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration

ANNUAL REPORT	DECEMBER 31, 2017	47

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Foreign Bond Portfolio (Unhedged)	0.00%	0.00%	$463	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

48	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	49

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	51

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

52	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

58	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Global Core Bond (Hedged) Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers

4	PIMCO VARIABLE INSURANCE TRUST

to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment
Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2017†§

United States	39.2%
Denmark	8.0%
United Kingdom	7.6%
Canada	5.0%
Sweden	3.8%
Netherlands	3.6%
Italy	3.4%
Japan	3.3%
Cayman Islands	3.3%
France	2.3%
Spain	1.8%
Saudi Arabia	1.1%
Switzerland	1.1%
Other	5.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	4.29%	0.18%	0.90%
Bloomberg Barclays Global Aggregate (USD Hedged) Index±	3.04%	3.06%	3.84%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 05/02/2011.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.76% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to performance, as total returns were positive during the reporting period.

»	Exposure to non-investment-grade corporate spread duration contributed to relative performance, as spreads narrowed.

»	Covered bonds contributed to performance, as total returns were positive during the reporting period.

»	Underweight exposure to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Short exposure to the Singapore dollar detracted from performance, as the currency appreciated against the U.S. dollar.

»	Long positioning to duration in Brazil earlier in the reporting period, particularly at the 5 to 8.5-year portion of the yield curve, detracted from relative performance as yields increased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,022.40	$3.90	$1,000.00	$1,021.21	$3.90	0.77%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Administrative Class
12/31/2017	$9.21	$0.15	$0.24	$0.39	$(0.13)	$0.00	$0.00	$(0.13)
12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	0.00	(0.15)
12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)
12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)
12/31/2013	10.25	0.14	(0.46)	(0.32)	(0.15)	(0.03)	0.00	(0.18)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.47	4.29%	$107,869	0.76%		0.76%		0.71%		0.71%		1.61%	292%
9.21	6.78	107,052	0.91	(c)	0.91	(c)	0.86	(c)	0.86	(c)	2.31	342
8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50	256
9.42	(1.49)	218,872	0.90		0.90		0.90		0.90		1.59	145
9.75	(3.14)	236,780	0.90		0.90		0.90		0.90		1.43	156

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

December 31, 2017

Assets:
Investments, at value
Investments in securities*	$128,662
Investments in Affiliates	4,296
Financial Derivative Instruments
Exchange-traded or centrally cleared	158
Over the counter	1,222
Deposits with counterparty	1,724
Foreign currency, at value	404
Receivable for investments sold	13,331
Receivable for TBA investments sold	73,014
Interest and/or dividends receivable	748
Dividends receivable from Affiliates	8
Total Assets	223,567

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,304
Payable for sale-buyback transactions	1,958
Financial Derivative Instruments
Exchange-traded or centrally cleared	99
Over the counter	1,951
Payable for investments purchased	14,123
Payable for investments in Affiliates purchased	8
Payable for TBA investments purchased	94,028
Deposits from counterparty	60
Payable for Portfolio shares redeemed	100
Accrued investment advisory fees	23
Accrued supervisory and administrative fees	29
Accrued servicing fees	14
Other liabilities	1
Total Liabilities	115,698

Net Assets	$107,869

Net Assets Consist of:
Paid in capital	110,295
Undistributed (overdistributed) net investment income	(1,618)
Accumulated undistributed net realized gain (loss)	(896)
Net unrealized appreciation (depreciation)	88

Net Assets	$107,869

Net Assets:
Administrative Class	$107,869

Shares Issued and Outstanding:
Administrative Class	11,384

Net Asset Value Per Share Outstanding:
Administrative Class	$9.47

Cost of investments in securities	$126,938
Cost of investments in Affiliates	$4,299
Cost of foreign currency held	$400
Cost or premiums of financial derivative instruments, net	$(435)

* Includes repurchase agreements of:	$303

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$2,462
Dividends	4
Dividends from Investments in Affiliates	25
Total Income	2,491

Expenses:
Investment advisory fees	262
Supervisory and administrative fees	324
Servicing fees - Administrative Class	157
Trustee fees	3
Interest expense	54
Miscellaneous expense	1
Total Expenses	801

Net Investment Income (Loss)	1,690

Net Realized Gain (Loss):
Investments in securities	(382)
Investments in Affiliates	(2)
Net capital gain distributions received from Affiliate investments	1
Exchange-traded or centrally cleared financial derivative instruments	(150)
Over the counter financial derivative instruments	(263)
Foreign currency	1,260

Net Realized Gain (Loss)	464

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	7,628
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	(3)
Over the counter financial derivative instruments	(2,255)
Foreign currency assets and liabilities	(3,061)

Net Change in Unrealized Appreciation (Depreciation)	2,306

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,460

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$1,690	$3,930
Net realized gain (loss)	464	(996)
Net change in unrealized appreciation (depreciation)	2,306	10,474

Net Increase (Decrease) in Net Assets Resulting from Operations	4,460	13,408

Distributions to Shareholders:
From net investment income
Administrative Class	(1,490)	(2,800)

Total Distributions(a)	(1,490)	(2,800)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(2,153)	(117,737)

Total Increase (Decrease) in Net Assets	817	(107,129)

Net Assets:
Beginning of year	107,052	214,181
End of year*	$107,869	$107,052

* Including undistributed (overdistributed) net investment income of:	$(1,618)	$(1,229)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.3%

ARGENTINA 0.3%

SOVEREIGN ISSUES 0.3%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	$123
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,630	87
28.750% (ARPP7DRR) due 06/21/2020 ~		1,940	111

Total Argentina (Cost $325)			321

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	405

Total Australia (Cost $401)			405

BELGIUM 0.6%

CORPORATE BONDS & NOTES 0.6%
KBC Bank NV
8.000% due 01/25/2023 •(i)		$600	604

Total Belgium (Cost $601)			604

BRAZIL 1.1%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
6.125% due 01/17/2022		$100	106
6.250% due 03/17/2024		400	426
7.375% due 01/17/2027		200	221

			753

SOVEREIGN ISSUES 0.4%
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (e)	BRL	1,600	475

Total Brazil (Cost $1,219)			1,228

CANADA 6.1%

CORPORATE BONDS & NOTES 0.2%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	101
Enbridge, Inc.
2.288% (US0003M + 0.700%) due 06/15/2020 ~		100	101

			202

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%
Canadian Mortgage Pools
1.420% due 06/01/2020	CAD	203	162
1.620% due 07/01/2020		476	381
1.620% due 08/01/2020		141	113

			656

SOVEREIGN ISSUES 5.3%
Canada Housing Trust
2.400% due 12/15/2022		2,800	2,255
Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)		113	111
Province of Alberta
1.250% due 06/01/2020 ~		400	313
2.350% due 06/01/2025		600	471
Province of Ontario
2.400% due 06/02/2026		2,300	1,807
2.500% due 09/10/2021		800	801

			5,758

Total Canada (Cost $6,513)			6,616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 4.0%

ASSET-BACKED SECURITIES 3.7%
Atlas Senior Loan Fund Ltd.
2.609% (US0003M + 1.250%) due 10/15/2026 ~		$300	$301
Avery Point CLO Ltd.
2.474% (US0003M + 1.120%) due 01/18/2025 ~		400	402
Blue Hill CLO Ltd.
2.539% (US0003M + 1.180%) due 01/15/2026 ~		300	301
Carlyle Global Market Strategies CLO Ltd.
2.499% (US0003M + 1.140%) due 10/16/2025 ~		500	500
Cent CLO Ltd.
2.584% (US0003M + 1.210%) due 07/27/2026 ~		500	502
CIFC Funding Ltd.
2.654% (US0003M + 1.200%) due 05/24/2026 ~		300	302
Flagship Ltd.
2.483% (US0003M + 1.120%) due 01/20/2026 ~		500	502
Flatiron CLO Ltd.
2.533% (US0003M + 1.180%) due 07/17/2026 ~		400	402
NewMark Capital Funding CLO Ltd.
2.555% (US0003M + 1.220%) due 06/30/2026 ~		300	300
Sudbury Mill CLO Ltd.
2.503% (US0003M + 1.150%) due 01/17/2026 ~		500	502

			4,014

CORPORATE BONDS & NOTES 0.3%
Odebrecht Finance Ltd.
0.000% due 02/12/2018 ^«(c)(e)(h)		101	2
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^«(c)		223	215
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.200% PIK)
7.720% due 12/01/2026 ^«(c)(b)		613	144

			361

Total Cayman Islands (Cost $4,775)			4,375

DENMARK 9.9%

CORPORATE BONDS & NOTES 9.9%
BRFkredit A/S
2.000% due 10/01/2047	DKK	1,285	209
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		4,168	677
2.000% due 10/01/2050		1,300	209
2.500% due 10/01/2037		535	91
2.500% due 10/01/2047		2	0
3.000% due 10/01/2047		57	10
Nykredit Realkredit A/S
2.000% due 10/01/2037		1,611	271
2.000% due 10/01/2047		7,966	1,294
2.500% due 10/01/2037		1,927	329
2.500% due 10/01/2047		13	2
4.000% due 01/01/2018		15,000	2,418
Realkredit Danmark A/S
1.000% due 01/01/2018		8,000	1,289
1.000% due 04/01/2018		14,400	2,330
2.000% due 10/01/2037		2,180	366
2.000% due 10/01/2047		6,520	1,059
2.500% due 10/01/2037		643	110
2.500% due 07/01/2047		128	21

Total Denmark (Cost $9,650)			10,685

FRANCE 2.9%

CORPORATE BONDS & NOTES 1.5%
Danone S.A.
3.000% due 06/15/2022		$200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
1.875% due 09/15/2021		$900	$880
2.250% due 02/18/2020		250	249
SFR Group S.A.
7.375% due 05/01/2026		300	310

			1,641

SOVEREIGN ISSUES 1.4%
France Government International Bond
2.000% due 05/25/2048 (k)	EUR	900	1,141
3.250% due 05/25/2045 (k)		200	324

			1,465

Total France (Cost $2,998)			3,106

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Deutsche Bank AG
4.250% due 10/14/2021		$500	522
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	84

Total Germany (Cost $578)			606

IRELAND 0.6%

CORPORATE BONDS & NOTES 0.3%
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$300	312

SOVEREIGN ISSUES 0.3%
Ireland Government International Bond
1.000% due 05/15/2026	EUR	300	370

Total Ireland (Cost $685)			682

ITALY 4.2%

ASSET-BACKED SECURITIES 0.7%
Claris Finance SRL
0.076% (EUR006M + 0.350%) due 10/31/2060 ~	EUR	615	739

CORPORATE BONDS & NOTES 1.0%
Banca Carige SpA
3.875% due 10/24/2018		300	371
Intesa Sanpaolo SpA
6.625% due 05/08/2018		200	246
Wind Tre SpA
3.125% due 01/20/2025		400	468

			1,085

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
F-E Mortgages SRL
0.001% (EUR003M + 0.330%) due 12/15/2043 ~		24	28

SOVEREIGN ISSUES 2.5%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024		700	843
2.800% due 03/01/2067		400	416
3.450% due 03/01/2048		450	561
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	846

			2,666

Total Italy (Cost $4,704)			4,518

JAPAN 4.1%

CORPORATE BONDS & NOTES 0.2%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$200	202

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.9%
Japan Bank for International Cooperation
2.000% due 11/04/2021		$200	$196
2.375% due 07/21/2022		200	197
2.500% due 06/01/2022		200	199
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	590
Japan Government International Bond
0.400% due 03/20/2036	JPY	210,000	1,841
0.500% due 09/20/2046		110,000	906
Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	293

			4,222

Total Japan (Cost $4,810)			4,424

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%
Kuwait International Government Bond
2.750% due 03/20/2022		$200	200
3.500% due 03/20/2027		700	712

Total Kuwait (Cost $893)			912

LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%
Emerald Bay S.A.
0.000% due 10/08/2020 ~	EUR	286	318
Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019		$100	106

Total Luxembourg (Cost $401)			424

NETHERLANDS 4.4%

ASSET-BACKED SECURITIES 1.0%
Cadogan Square CLO BV
0.376% (EUR006M + 0.650%) due 07/24/2023 ~	EUR	500	600
Jubilee CLO BV
0.471% (EUR003M + 0.800%) due 12/15/2029 ~		400	480
Malin CLO BV
0.000% due 05/07/2023 •		33	40

			1,120

CORPORATE BONDS & NOTES 3.4%
British Transco International Finance BV
0.000% due 11/04/2021 (e)		$200	181
ING Bank NV
2.625% due 12/05/2022		1,500	1,503
4.125% due 11/21/2023 •		1,300	1,316
Mylan NV
3.750% due 12/15/2020		100	102
NXP BV
4.125% due 06/15/2020		200	205
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	50	75
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		$200	199
1.700% due 07/19/2019		100	97

			3,678

Total Netherlands (Cost $4,685)			4,798

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	$147

Total Norway (Cost $458)			446

PERU 0.3%

SOVEREIGN ISSUES 0.3%
Peru Government International Bond
8.200% due 08/12/2026	PEN	700	266

Total Peru (Cost $264)			266

POLAND 0.2%

SOVEREIGN ISSUES 0.2%
Poland Government International Bond
2.250% due 04/25/2022	PLN	900	256

Total Poland (Cost $224)			256

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	300	110

Total Portugal (Cost $339)			110

SAUDI ARABIA 1.4%

SOVEREIGN ISSUES 1.4%
Saudi Government International Bond
2.375% due 10/26/2021		$1,000	977
2.875% due 03/04/2023		300	295
3.250% due 10/26/2026		200	197

Total Saudi Arabia (Cost $1,488)			1,469

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%
BOC Aviation Ltd.
2.750% due 09/18/2022		$200	196

Total Singapore (Cost $199)			196

SPAIN 2.3%

CORPORATE BONDS & NOTES 0.5%
Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	400	506

SOVEREIGN ISSUES 1.8%
Autonomous Community of Catalonia
4.750% due 06/04/2018		175	213
4.900% due 09/15/2021		100	127
4.950% due 02/11/2020		300	384
Spain Government International Bond
1.500% due 04/30/2027		600	724
2.900% due 10/31/2046		400	488

			1,936

Total Spain (Cost $2,364)			2,442

SWEDEN 4.7%

CORPORATE BONDS & NOTES 4.7%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	5,300	653
2.250% due 09/21/2022		5,000	651
Nordea Hypotek AB
1.000% due 04/08/2022		8,300	1,028
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		2,000	253

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stadshypotek AB
1.500% due 12/15/2021	SEK	4,000	$506
4.500% due 09/21/2022		7,000	1,002
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	250
2.000% due 06/17/2026		1,000	126
Swedbank Hypotek AB
1.000% due 09/15/2021		1,800	224
1.000% due 06/15/2022		3,100	383

Total Sweden (Cost $4,701)			5,076

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%
Credit Suisse AG
2.068% (US0003M + 0.690%) due 01/29/2018 ~		$500	500
UBS AG
2.103% (US0003M + 0.580%) due 06/08/2020 ~		300	301
2.200% due 06/08/2020		200	199
2.450% due 12/01/2020		200	199
5.125% due 05/15/2024 (i)		200	212

Total Switzerland (Cost $1,405)			1,411

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	294
3.125% due 10/11/2027		200	196

Total United Arab Emirates (Cost $498)			490

UNITED KINGDOM 9.3%

CORPORATE BONDS & NOTES 4.6%
Barclays Bank PLC
7.625% due 11/21/2022 (i)		$500	567
Barclays PLC
6.500% due 09/15/2019 •(h)(i)	EUR	200	257
8.250% due 12/15/2018 •(h)(i)		$290	305
British Telecommunications PLC
9.125% due 12/15/2030		100	150
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	856
5.125% due 03/07/2025		400	673
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)		200	285
Nationwide Building Society
4.125% due 03/20/2023 •	EUR	200	242
10.250% ~(h)	GBP	0	53
Santander UK Group Holdings PLC
2.875% due 08/05/2021		$300	300
4.750% due 09/15/2025		500	525
Tesco PLC
5.125% due 04/10/2047	EUR	100	148
Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	49	78
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		100	138
5.000% due 04/15/2027		100	138
Virgin Money PLC
2.250% due 04/21/2020		200	275

			4,990

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%
Alba PLC
0.713% (BP0003M + 0.190%) due 11/25/2042 ~		397	519
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~		560	760

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newgate Funding PLC
0.646% (BP0003M + 0.130%) due 12/15/2050 ~	GBP	240	$322
Ripon Mortgages PLC
1.326% (BP0003M + 0.800%) due 08/20/2056 ~		376	511
RMAC PLC
0.942% (BP0003M + 0.420%) due 12/12/2036 ~		245	332
RMAC Securities PLC
0.692% (BP0003M + 0.170%) due 06/12/2044 ~		317	417
Southern Pacific Financing PLC
0.703% (BP0003M + 0.180%) due 06/10/2043 ~		258	347

			3,208

SOVEREIGN ISSUES 1.7%
United Kingdom Gilt
3.500% due 01/22/2045 (k)		1,000	1,845

Total United Kingdom (Cost $10,144)			10,043

UNITED STATES 48.3%

ASSET-BACKED SECURITIES 4.3%
Accredited Mortgage Loan Trust
1.682% (US0001M + 0.130%) due 02/25/2037 ~		$40	40
Argent Securities Trust
1.702% (US0001M + 0.150%) due 07/25/2036 ~		398	171
1.712% (US0001M + 0.160%) due 05/25/2036 ~		693	271
Bear Stearns Asset-Backed Securities Trust
1.872% (US0001M + 0.320%) due 01/25/2047 ~		192	191
Countrywide Asset-Backed Certificates
1.692% (US0001M + 0.140%) due 07/25/2037 ^~		275	242
2.322% (US0001M + 0.770%) due 11/25/2035 ~		8	8
3.990% due 04/25/2036 ~		14	14
4.764% due 07/25/2036 ~		53	53
Countrywide Asset-Backed Certificates Trust
2.802% (US0001M + 1.250%) due 07/25/2035 ~		700	702
Credit-Based Asset Servicing and Securitization LLC
3.860% due 03/25/2037 ^		307	178
First Franklin Mortgage Loan Trust
2.827% (US0001M + 1.275%) due 07/25/2034 ~		168	171
GSAA Home Equity Trust
2.002% (US0001M + 0.450%) due 08/25/2037 ~		76	72
Home Equity Mortgage Loan Asset-Backed Trust
1.792% (US0001M + 0.240%) due 04/25/2037 ~		326	230
MASTR Asset-Backed Securities Trust
1.762% (US0001M + 0.210%) due 05/25/2037 ~		444	423
Morgan Stanley ABS Capital, Inc. Trust
1.782% (US0001M + 0.230%) due 10/25/2036 ~		660	440
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^~		39	36
New Century Home Equity Loan Trust
4.202% due 06/20/2031 ~		462	429
NovaStar Mortgage Funding Trust
1.682% (US0001M + 0.130%) due 03/25/2037 ~		681	529
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		370	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
3.277% (US0001M + 1.725%) due 10/25/2034 ~		$232	$225
Structured Asset Securities Corp. Mortgage Loan Trust
1.712% (US0001M + 0.160%) due 03/25/2036 ~		28	28
Terwin Mortgage Trust
2.492% (US0001M + 0.940%) due 11/25/2033 ~		6	6

			4,670

CORPORATE BONDS & NOTES 11.7%
AbbVie, Inc.
2.500% due 05/14/2020		200	201
Air Lease Corp.
2.125% due 01/15/2018		300	300
2.625% due 09/04/2018		200	201
Ally Financial, Inc.
3.600% due 05/21/2018		500	502
American Honda Finance Corp.
1.741% (US0003M + 0.350%) due 11/05/2021 ~		100	100
Andeavor Logistics LP
5.500% due 10/15/2019		100	104
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	512
AT&T, Inc.
1.800% due 09/04/2026	EUR	200	243
2.309% (US0003M + 0.950%) due 07/15/2021 ~		$400	406
3.400% due 08/14/2024		500	503
Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		100	100
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~		400	402
3.557% due 08/15/2027		100	100
4.390% due 08/15/2037		100	105
Charter Communications Operating LLC
4.464% due 07/23/2022		500	522
6.384% due 10/23/2035		300	353
CIT Group, Inc.
3.875% due 02/19/2019		300	304
5.500% due 02/15/2019		67	69
Citigroup, Inc.
2.445% (US0003M + 0.930%) due 06/07/2019 ~		600	605
Cleco Corporate Holdings LLC
3.743% due 05/01/2026		300	302
CNH Industrial Capital LLC
3.375% due 07/15/2019		100	101
Continental Resources, Inc.
4.375% due 01/15/2028		100	99
D.R. Horton, Inc.
4.375% due 09/15/2022		100	105
Dell International LLC
3.480% due 06/01/2019		300	304
Delta Air Lines, Inc.
3.625% due 03/15/2022		100	102
DISH DBS Corp.
5.125% due 05/01/2020		200	205
EQT Corp.
4.875% due 11/15/2021		200	213
ERAC USA Finance LLC
2.350% due 10/15/2019		200	200
Ford Motor Credit Co. LLC
5.750% due 02/01/2021		200	217
Forest Laboratories LLC
5.000% due 12/15/2021		200	214
GATX Corp.
2.111% (US0003M + 0.720%) due 11/05/2021 ~		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harris Corp.
1.871% (US0003M + 0.480%) due 04/30/2020 ~	$100	$100
International Lease Finance Corp.
8.250% due 12/15/2020	300	345
Komatsu Finance America, Inc.
2.437% due 09/11/2022	300	295
Kraft Heinz Foods Co.
1.980% (US0003M + 0.570%) due 02/10/2021 ~	100	100
Navient Corp.
4.875% due 06/17/2019	100	102
Newell Brands, Inc.
2.875% due 12/01/2019	300	303
Northwell Healthcare, Inc.
4.260% due 11/01/2047	100	102
Rio Oil Finance Trust
9.250% due 07/06/2024	354	384
S&P Global, Inc.
2.500% due 08/15/2018	300	301
SBA Tower Trust
2.240% due 04/09/2043	300	300
Solvay Finance America LLC
3.400% due 12/03/2020	200	204
Spectra Energy Partners LP
2.195% (US0003M + 0.700%) due 06/05/2020 ~	100	101
Sprint Capital Corp.
6.900% due 05/01/2019	100	105
Time Warner Cable LLC
6.750% due 07/01/2018	200	204
VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	424
Verizon Communications, Inc.
3.125% due 03/16/2022	200	203
4.125% due 03/16/2027	200	209
VMware, Inc.
2.300% due 08/21/2020	100	100
Wells Fargo & Co.
2.475% (US0003M + 1.110%) due 01/24/2023 ~	300	306
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	301
3.375% due 11/30/2021	300	304

		12,588

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%
CenturyLink, Inc.
4.319% (LIBOR03M + 2.750%) due 01/31/2025 ~	100	96
Energy Future Intermediate Holding Co. LLC
4.501% (LIBOR03M + 3.000%) due 06/30/2018 ~	800	803

		899

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	546	511
Banc of America Funding Trust
1.711% (US0001M + 0.210%) due 04/20/2047 ^~	190	172
6.000% due 07/25/2037 ^	106	84
Chase Mortgage Finance Trust
3.144% due 07/25/2037 ~	14	13
3.445% due 03/25/2037 ^~	89	77
Citigroup Mortgage Loan Trust
3.539% due 04/25/2037 ^~	89	78
Citigroup Mortgage Loan Trust, Inc.
4.679% due 08/25/2035 ^~	1,488	1,343
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	70	58
Credit Suisse Mortgage Capital Certificates
3.351% due 02/26/2036 ~	56	55

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
1.702% (US0001M + 0.150%) due 02/25/2047 ~	$308	$263
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	108	101
GreenPoint Mortgage Funding Trust
2.012% (US0001M + 0.460%) due 06/25/2045 ~	108	100
JPMorgan Alternative Loan Trust
3.207% due 12/25/2036 ~	60	63
Merrill Lynch Mortgage Investors Trust
3.280% due 03/25/2036 ^~	221	170
Morgan Stanley Mortgage Loan Trust
3.291% due 05/25/2036 ^~	117	94
3.878% due 09/25/2035 ^~	116	99
PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	101	91
Prime Mortgage Trust
6.000% due 06/25/2036 ^	97	95
Residential Accredit Loans, Inc. Trust
1.682% (US0001M + 0.130%) due 02/25/2037 ~	105	102
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	73	69
Structured Asset Mortgage Investments Trust
1.782% (US0001M + 0.230%) due 02/25/2036 ~	40	38

		3,676

U.S. GOVERNMENT AGENCIES 22.4%
Fannie Mae
1.952% (LIBOR01M + 0.400%) due 06/25/2036 ~	12	12
2.002% (LIBOR01M + 0.450%) due 01/25/2044 ~	70	71
2.352% (LIBOR01M + 0.800%) due 12/25/2039 ~	126	128
Fannie Mae, TBA
3.500% due 02/01/2048 - 03/01/2048	8,300	8,505
4.000% due 02/01/2048 - 03/01/2048	11,000	11,480
Freddie Mac
1.592% (LIBOR01M + 0.350%) due 01/15/2038 ~	265	265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.665% due 01/15/2038 ~(a)		$265	$16
3.000% due 02/01/2046		817	819
3.277% (H15T1Y + 2.243%) due 09/01/2037 ~		542	572
Freddie Mac, TBA
3.500% due 02/01/2048		1,000	1,026
Ginnie Mae
2.023% (US0001M + 0.780%) due 09/20/2066 ~		689	696
4.153% due 09/20/2066 ~		476	520

			24,110

U.S. TREASURY OBLIGATIONS 5.7%
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2022 (o)		507	504
0.125% due 07/15/2024 (k)(m)(o)		3,013	2,980
0.375% due 07/15/2025 (m)(o)		208	208
U.S. Treasury Notes
1.750% due 04/30/2022 (k)(o)		2,100	2,064
1.750% due 09/30/2022 (o)		400	392

			6,148

Total United States (Cost $51,084)			52,091

SHORT-TERM INSTRUMENTS 9.9%

COMMERCIAL PAPER 0.4%
HSBC Bank Canada
1.253% due 01/05/2018	CAD	200	159
Royal Bank of Canada
1.238% due 01/08/2018		200	159
Toronto Dominion Bank
1.226% due 01/08/2018		200	159

			477

REPURCHASE AGREEMENTS (j) 0.3%
			303

ARGENTINA TREASURY BILLS 0.6%
22.862% due 03/16/2018 - 12/14/2018 (d)(e)	ARS	4,100	655

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC TREASURY BILLS 0.3%
(0.811)% due 04/20/2018 (e)(f)	CZK	6,000	$282

ITALY TREASURY BILLS 3.0%
(0.418)% due 04/30/2018 (d)(e)	EUR	2,700	3,245

JAPAN TREASURY BILLS 5.0%
(0.321)% due 01/15/2018 - 03/12/2018 (d)(e)	JPY	610,000	5,415

U.S. TREASURY BILLS 0.3%
1.065% due 01/04/2018 (d)(o)		$285	285

Total Short-Term Instruments (Cost $10,532)			10,662

Total Investments in Securities (Cost $126,938)			128,662

		SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short Asset Portfolio		397,468	3,979
PIMCO Short-Term Floating NAV Portfolio III		32,104	317

Total Short-Term Instruments (Cost $4,299)			4,296

Total Investments in Affiliates (Cost $4,299)			4,296

Total Investments 123.3% (Cost $131,237)			$132,958

Financial Derivative Instruments (l)(n) (0.6)% (Cost or Premiums, net $(435))			(670)

Other Assets and Liabilities, net (22.7)%			(24,419)

Net Assets 100.0%			$107,869

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$303	U.S. Treasury Notes 1.375% due 06/30/2023	$(312)	$303	$303

Total Repurchase Agreements						$(312)	$303	$303

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	1.500%	12/04/2017	01/04/2018		$(198)	$(198)
MYI	(0.550)	10/19/2017	01/18/2018	EUR	(1,097)	(1,315)
UBS	0.520	10/11/2017	01/18/2018	GBP	(1,325)	(1,791)

Total Reverse Repurchase Agreements						$(3,304)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.150%	12/29/2017	01/02/2018	$(1,855)	$(1,855)
GSC	2.300	12/29/2017	01/02/2018	(103)	(103)

Total Sale-Buyback Transactions					$(1,958)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(198)	$0	$(198)	$197	$(1)
FICC	303	0	0	303	(312)	(9)
MYI	0	(1,315)	0	(1,315)	1,303	(12)
UBS	0	(1,791)	0	(1,791)	1,845	54

Master Securities Forward Transaction Agreement
BCY	0	0	(1,855)	(1,855)	1,851	(4)
GSC	0	0	(103)	(103)	103	(0)

Total Borrowings and Other Financing Transactions	$303	$(3,304)	$(1,958)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(3,106)	$0	$0	$(3,106)
U.S. Treasury Obligations	0	(198)	0	0	(198)

Total	$0	$(3,304)	$0	$0	$(3,304)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,958)	0	0	(1,958)

Total	$0	$(1,958)	$0	$0	$(1,958)

Total Borrowings	$0	$(5,262)	$0	$0	$(5,262)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(5,262)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

(k)	Securities with an aggregate market value of $5,298 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(7,199) at a weighted average interest rate of 0.568%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$108.000	02/23/2018	18	$18	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.500	02/23/2018	96	96	1	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/23/2018	16	16	0	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	60	150	5	8

					$6	$8

Total Purchased Options					$6	$8

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	60	$150	$(6)	$0

Total Written Options					$(6)	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2018	91	$	22,286	$1	$2	$0
Australia Government 3-Year Note March Futures	03/2018	3	AUD	260	(1)	0	0
Australia Government 10-Year Bond March Futures	03/2018	6		605	(5)	3	0
Canada Government 10-Year Bond March Futures	03/2018	1	CAD	107	(2)	0	(1)
Euro-Bobl March Futures	03/2018	6	EUR	947	(3)	0	(1)
Euro-BTP Italy Government Bond March Futures	03/2018	6		980	(19)	0	(8)
Euro-Bund 10-Year Bond March Futures	03/2018	15		2,910	(22)	0	(11)
Euro-Buxl 30-Year Bond March Futures	03/2018	2		393	(5)	0	(4)
Euro-Schatz March Futures	03/2018	12		1,612	(1)	0	0
Japan Government 10-Year Bond March Futures	03/2018	3	JPY	4,015	(2)	3	0
U.S. Treasury 5-Year Note March Futures	03/2018	54	$	6,273	(35)	5	0
U.S. Treasury 10-Year Note March Futures	03/2018	139		17,243	(94)	28	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	50		8,383	77	22	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	114	GBP	19,090	22	4	0

					$(89)	$67	$(25)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2019	91	$	(22,228)	$2	$0	$(4)
Euro-OAT France Government 10-Year Bond March Futures	03/2018	17	EUR	(3,165)	40	19	0
U.S. Treasury 30-Year Bond March Futures	03/2018	12	$	(1,836)	3	0	(3)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	114	GBP	(19,049)	(24)	2	(4)

					$21	$21	$(11)

Total Futures Contracts					$(68)	$88	$(36)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	12/20/2020	0.136%	$	500	$(15)	$2	$(13)	$0	$0
BASF SE	(1.000)	Quarterly	12/20/2020	0.133	EUR	200	(6)	0	(6)	0	0
Bayer AG	(1.000)	Quarterly	12/20/2020	0.191		200	(4)	(2)	(6)	0	0
Koninklijke DSM NV	(1.000)	Quarterly	12/20/2020	0.125		300	(9)	0	(9)	0	0
Pfizer, Inc.	(1.000)	Quarterly	12/20/2020	0.090	$	300	(9)	1	(8)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.090		400	(12)	1	(11)	0	(1)
Telia Co. AB	(1.000)	Quarterly	12/20/2020	0.157	EUR	100	(2)	(1)	(3)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.303		300	(5)	(3)	(8)	0	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.108	$	300	(8)	0	(8)	0	0

							$(70)	$(2)	$(72)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Shell International Finance BV	1.000%	Quarterly	12/20/2026	0.691%	EUR	200	$(6)	$12	$6	$0	$0
Telecom Italia SpA	1.000	Quarterly	06/20/2024	1.598		100	(8)	4	(4)	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.841		250	(12)	14	2	0	0

							$(26)	$30	$4	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	7,200	$(94)	$(146)	$(240)	$1	$0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		5,700	(151)	(37)	(188)	1	0

						$(245)	$(183)	$(428)	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-28 5-Year Index	1.000%	Quarterly	06/20/2022	$10,600	$208	$32	$240	$3	$0
CDX.IG-29 5-Year Index	1.000	Quarterly	12/20/2022	400	9	1	10	0	0

					$217	$33	$250	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day USD-Federal Funds Rate Compounded-OIS	1.724%	Annual	09/19/2018		$13,100	$0	$0	$0	$0	$0
Pay	1-Year BRL-CDI	8.350	Maturity	01/02/2020	BRL	20,600	7	30	37	0	(1)
Pay	3-Month CAD-Bank Bill	1.400	Semi-Annual	09/13/2019	CAD	11,900	(23)	(73)	(96)	0	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		2,200	(57)	76	19	7	0
Pay	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		2,500	58	33	91	8	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	07/11/2019	NZD	14,300	8	21	29	1	0
Pay	3-Month USD-LIBOR	1.945	Semi-Annual	09/19/2018		$13,100	0	1	1	0	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019		60,000	(49)	(63)	(112)	3	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		14,100	88	65	153	0	(1)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		60,000	34	66	100	0	(3)
Pay	3-Month USD-LIBOR	1.549	Quarterly	06/12/2022		2,100	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	1.613	Quarterly	06/19/2022		4,700	0	(2)	(2)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		19,100	0	(15)	(15)	0	(21)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		13,400	42	(41)	1	14	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		700	(6)	41	35	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		3,600	(37)	10	(27)	0	(7)
Receive(6)	3-Month USD-LIBOR	2.098	Semi-Annual	07/01/2041		3,800	34	34	68	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/20/2047		$4,200	$(130)	$(36)	$(166)	$0	$(15)
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/21/2020	EUR	4,000	9	1	10	0	(1)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/21/2023		5,800	76	(30)	46	0	(4)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028		2,650	13	10	23	0	(6)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		600	9	(7)	2	4	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		900	(10)	13	3	5	0
Pay(6)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	5,200	8	5	13	2	0
Pay(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/21/2020		3,800	7	(16)	(9)	1	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		5,200	4	(4)	0	0	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023		2,000	(18)	27	9	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		200	(1)	(4)	(5)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		2,600	(38)	(29)	(67)	7	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		400	(12)	(31)	(43)	2	0
Pay	6-Month JPY-LIBOR	0.150	Semi-Annual	03/22/2018	JPY	420,000	2	1	3	0	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/18/2020		140,000	30	(47)	(17)	0	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		80,000	(250)	144	(106)	1	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		40,000	42	0	42	0	0
Receive(6)	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		10,000	(2)	1	(1)	0	0
Receive	28-Day MXN-TIIE	6.080	Lunar	03/10/2026	MXN	4,600	(26)	(1)	(27)	2	0

							$(188)	$179	$(9)	$57	$(62)

Total Swap Agreements							$(312)	$57	$(255)	$62	$(63)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$8	$88	$62	$158	$0	$(36)	$(63)	$(99)

(m)	Securities with an aggregate market value of $374 and cash of $1,724 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(n)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	2,849		$862	$3	$0
	01/2018	DKK	23,193		3,393	0	(345)
	01/2018	EUR	557		659	0	(10)
	01/2018		$871	BRL	2,849	0	(13)
	01/2018		3,052	DKK	19,156	35	0
	01/2018		99	EUR	84	1	0
	01/2018		747	MXN	14,171	0	(29)
	02/2018		129	BRL	424	0	(1)
	03/2018	PEN	297		$90	0	(1)
	03/2018	SGD	1,424		1,047	0	(19)
	04/2018	DKK	19,361		3,101	0	(38)
BPS	01/2018		884		135	0	(8)
	01/2018	EUR	8,200		9,776	0	(67)
	01/2018	JPY	4,700		42	0	0
	02/2018		$30	ARS	562	0	(1)
	03/2018	MXN	14,500		$693	0	(36)
	03/2018		$767	MXN	14,500	0	(37)
	03/2018		372	PEN	1,210	0	0
	04/2018	DKK	24,891		$3,709	0	(326)
	04/2018		$51	KRW	57,349	3	0
BRC	02/2018	JPY	340,000		$3,015	0	(8)
CBK	01/2018	EUR	765		908	0	(10)
	01/2018	MXN	90		5	0	0
	01/2018		$109	AUD	140	0	0
	01/2018		744	DKK	4,708	15	0
	01/2018		191	EUR	161	2	0
	01/2018		918	GBP	680	1	(1)
	01/2018		573	RUB	33,511	8	0
	03/2018	JPY	240,000		$2,154	17	0
	04/2018	DKK	4,708		748	0	(15)
DUB	07/2018	BRL	1,300		369	0	(16)
FBF	01/2018	CAD	400		312	0	(6)
	02/2018		$50	ARS	932	0	(1)
GLM	01/2018	BRL	1,849		$554	0	(3)
	01/2018	EUR	739		877	0	(10)
	01/2018	JPY	305,900		2,720	5	(1)
	01/2018		$558	BRL	1,849	1	(1)
	01/2018		1,076	DKK	6,824	24	0
	01/2018		124	GBP	92	0	0
	02/2018	ILS	1,842		$521	0	(9)
	02/2018		$122	ARS	2,267	0	(3)
	02/2018		552	BRL	1,849	4	0
	04/2018	DKK	1,313		$192	0	(20)
	04/2018	EUR	900		1,054	0	(34)
	04/2018		$162	KRW	184,016	11	0
HUS	01/2018		429	AUD	551	1	0
	02/2018	PLN	890		$244	0	(12)
IND	01/2018		$2,237	DKK	13,969	15	0
JPM	01/2018	AUD	786		$600	0	(13)
	01/2018	CAD	137		106	0	(3)
	01/2018	DKK	19,791		2,895	0	(295)
	01/2018	JPY	77,700		693	3	0
	01/2018	NOK	1,135		137	0	(1)
	01/2018	SEK	530		63	0	(1)
	01/2018		$1,515	DKK	9,535	21	0
	01/2018		679	EUR	570	5	0
	01/2018		242	TRY	966	11	0
	02/2018		302	BRL	998	0	(2)
	04/2018	KRW	224,800		$200	0	(11)
	04/2018		$149	KRW	167,893	8	0
MSB	01/2018	BRL	1,000		$319	18	0
	01/2018	CAD	200		156	0	(3)
	01/2018		$302	BRL	1,000	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2018	BRL	1,600		$503	$26	$0
NGF	03/2018		$709	INR	46,593	16	0
RBC	01/2018	AUD	11		$8	0	0
	04/2018	EUR	902		1,054	0	(36)
RYL	05/2018	SEK	32,735		3,995	0	(33)
SCX	01/2018	AUD	33		25	0	(1)
	01/2018	IDR	3,315,825		242	0	(3)
	01/2018		$500	IDR	6,802,147	2	0
	04/2018		82	DKK	507	1	0
SOG	01/2018	CAD	7,081		$5,539	0	(96)
TOR	04/2018	CZK	6,000		279	0	(4)
UAG	01/2018	DKK	34,995		5,587	0	(53)
	01/2018	GBP	4,984		6,634	0	(96)
	01/2018	JPY	30,000		266	0	(1)
	01/2018		$133	DKK	840	2	0
	01/2018		265	JPY	29,800	0	0
	03/2018	KRW	272,363		$243	0	(13)
	04/2018	EUR	902		1,057	0	(33)
	04/2018	KRW	183,838		162	0	(10)
	04/2018		$1,048	DKK	6,488	4	0

Total Forward Foreign Currency Contracts						$263	$(1,790)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$ 421	$8	$5
DUB	Call - OTC USD versus JPY		120.000	04/17/2020	272	5	3
GLM	Call - OTC USD versus JPY		120.000	04/20/2020	470	8	6

						$21	$14

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	03/14/2018	$5,400	$5	$0
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	27,700	23	0

							$28	$0

Total Purchased Options							$49	$14

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus KRW	KRW	1,075.000	04/25/2018	$	147	$(3)	$(4)
CBK	Put - OTC GBP versus USD	$	1.295	05/04/2018	GBP	789	(8)	(5)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	200	(11)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	500	(6)	(1)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	300	(29)	(2)
	Put - OTC USD versus BRL		3.892	07/02/2018		300	(29)	(47)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		470	(9)	(12)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		448	(9)	(11)

							$(104)	$(82)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	$102.125	02/06/2018	$1,200	$(3)	$(2)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.125	02/06/2018	1,200	(2)	(1)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	102.078	02/06/2018	1,100	(3)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.078	02/06/2018	1,100	(2)	(2)

					$(10)	$(7)

Total Written Options					$(114)	$(89)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Credit Suisse Group Finance	(1.000)%	Quarterly	06/20/2022	0.558%	EUR	200	$3	$(8)	$0	$(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231	$	500	(18)	1	0	(17)
BRC	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231		400	(14)	0	0	(14)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231		100	(3)	0	0	(3)
GST	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231		400	(14)	1	0	(13)

								$(46)	$(6)	$0	$(52)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Colombia Government International Bond	1.000%	Quarterly	12/20/2021	0.769%	$	300	$(11)	$13	$2	$0
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.045		500	(7)	6	0	(1)
	Shire Acquisitions Investments Ireland DAC «	1.000	Quarterly	12/20/2021	1.079	EUR	100	(4)	4	0	0
GST	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.045	$	500	(5)	4	0	(1)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373		300	1	0	1	0
JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	0.998	EUR	200	(1)	1	0	0

								$(27)	$28	$3	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	600	$31	$(38)	$0	$(7)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD	500	$	396	$2	$(8)	$0	$(6)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027		400		315	(1)	(2)	0	(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	GBP	3,900	$	4,770	$(6)	$498	$492	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		900		1,188	(3)	30	27	0
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026		200		244	0	25	25	0
GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		1,800		2,201	(11)	238	227	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027	AUD	174		136	1	(1)	0	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	200		244	6	19	25	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		600		734	(4)	80	76	0
TOR	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		1,300		1,716	0	38	38	0

									$(16)	$917	$910	$(9)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month KRW-KORIBOR	2.030%	Quarterly	07/10/2027	KRW	1,063,600	$0	$14	$14	$0
CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027		1,105,500	0	17	17	0

								$0	$31	$31	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	Maturity	06/24/2019	$1	$0	$1	$1	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	Maturity	06/26/2019	1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	Maturity	06/24/2019	1	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	Maturity	06/26/2019	1	0	(1)	0	(1)

							$0	$(1)	$1	$(2)

Total Swap Agreements							$(58)	$931	$945	$(72)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$39	$5	$0	$44	$(456)	$0	$0	$(456)	$(412)	$307	$(105)
BPS	3	0	14	17	(475)	(4)	(38)	(517)	(500)	366	(134)
BRC	0	0	2	2	(8)	0	(14)	(22)	(20)	0	(20)
CBK	43	0	536	579	(26)	(5)	(4)	(35)	544	0	544
DUB	0	3	26	29	(16)	0	(2)	(18)	11	0	11
FBF	0	0	0	0	(7)	(3)	0	(10)	(10)	0	(10)
GLM	45	6	227	278	(81)	(62)	0	(143)	135	0	135
GST	0	0	0	0	0	0	(14)	(14)	(14)	0	(14)
HUS	1	0	1	2	(12)	0	0	(12)	(10)	0	(10)
IND	15	0	0	15	0	0	0	0	15	0	15
JPM	48	0	0	48	(326)	(15)	0	(341)	(293)	264	(29)
MSB	44	0	0	44	(4)	0	0	(4)	40	16	56
NGF	16	0	0	16	0	0	0	0	16	0	16
RBC	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
RYL	0	0	25	25	(33)	0	0	(33)	(8)	(60)	(68)
SCX	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
SOG	0	0	76	76	(96)	0	0	(96)	(20)	0	(20)
TOR	0	0	38	38	(4)	0	0	(4)	34	0	34
UAG	6	0	0	6	(206)	0	0	(206)	(200)	44	(156)

Total Over the Counter	$263	$14	$945	$1,222	$(1,790)	$(89)	$(72)	$(1,951)

(o)	Securities with an aggregate market value of $996 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	88	88
Swap Agreements	0	5	0	0	57	62

	$0	$5	$0	$0	$153	$158

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$263	$0	$263
Purchased Options	0	0	0	14	0	14
Swap Agreements	0	3	0	911	31	945

	$0	$3	$0	$1,188	$31	$1,222

	$0	$8	$0	$1,188	$184	$1,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$36	$36
Swap Agreements	0	1	0	0	62	63

	$0	$1	$0	$0	$98	$99

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,790	$0	$1,790
Written Options	0	0	0	82	7	89
Swap Agreements	0	61	0	11	0	72

	$0	$61	$0	$1,883	$7	$1,951

	$0	$62	$0	$1,883	$105	$2,050

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	6	6
Futures	0	0	0	0	659	659
Swap Agreements	0	(986)	0	0	173	(813)

	$0	$(986)	$0	$0	$836	$(150)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Purchased Options	0	0	0	(25)	13	(12)
Written Options	0	0	0	118	(104)	14
Swap Agreements	0	(103)	0	(163)	(3)	(269)

	$0	$(103)	$0	$(66)	$(94)	$(263)

	$0	$(1,089)	$0	$(66)	$742	$(413)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	6	6
Futures	0	0	0	0	(5)	(5)
Swap Agreements	0	(110)	0	0	104	(6)

	$0	$(110)	$0	$0	$107	$(3)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,170)	$0	$(4,170)
Purchased Options	0	0	0	(7)	(69)	(76)
Written Options	0	0	0	(54)	123	69
Swap Agreements	0	7	0	1,885	30	1,922

	$0	$7	$0	$(2,346)	$84	$(2,255)

	$0	$(103)	$0	$(2,346)	$191	$(2,258)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$321	$0	$321
Australia
Corporate Bonds & Notes	0	405	0	405
Belgium
Corporate Bonds & Notes	0	604	0	604
Brazil
Corporate Bonds & Notes	0	753	0	753
Sovereign Issues	0	475	0	475
Canada
Corporate Bonds & Notes	0	202	0	202
Non-Agency Mortgage-Backed Securities	0	656	0	656
Sovereign Issues	0	5,758	0	5,758
Cayman Islands
Asset-Backed Securities	0	4,014	0	4,014
Corporate Bonds & Notes	0	0	361	361
Denmark
Corporate Bonds & Notes	0	10,685	0	10,685
France
Corporate Bonds & Notes	0	1,641	0	1,641
Sovereign Issues	0	1,465	0	1,465
Germany
Corporate Bonds & Notes	0	606	0	606
Ireland
Corporate Bonds & Notes	0	312	0	312
Sovereign Issues	0	370	0	370
Italy
Asset-Backed Securities	0	739	0	739
Corporate Bonds & Notes	0	1,085	0	1,085
Non-Agency Mortgage-Backed Securities	0	28	0	28
Sovereign Issues	0	2,666	0	2,666
Japan
Corporate Bonds & Notes	0	202	0	202
Sovereign Issues	0	4,222	0	4,222
Kuwait
Sovereign Issues	0	912	0	912
Luxembourg
Corporate Bonds & Notes	0	424	0	424
Netherlands
Asset-Backed Securities	0	1,120	0	1,120
Corporate Bonds & Notes	0	3,678	0	3,678
Norway
Corporate Bonds & Notes	0	299	0	299
Sovereign Issues	0	147	0	147
Peru
Sovereign Issues	0	266	0	266
Poland
Sovereign Issues	0	256	0	256
Portugal
Corporate Bonds & Notes	0	110	0	110
Saudi Arabia
Sovereign Issues	0	1,469	0	1,469
Singapore
Corporate Bonds & Notes	0	196	0	196

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Spain
Corporate Bonds & Notes	$0	$506	$0	$506
Sovereign Issues	0	1,936	0	1,936
Sweden
Corporate Bonds & Notes	0	5,076	0	5,076
Switzerland
Corporate Bonds & Notes	0	1,411	0	1,411
United Arab Emirates
Sovereign Issues	0	490	0	490
United Kingdom
Corporate Bonds & Notes	0	4,990	0	4,990
Non-Agency Mortgage- Backed Securities	0	3,208	0	3,208
Sovereign Issues	0	1,845	0	1,845
United States
Asset-Backed Securities	0	4,670	0	4,670
Corporate Bonds & Notes	0	12,588	0	12,588
Loan Participations and Assignments	0	899	0	899
Non-Agency Mortgage- Backed Securities	0	3,676	0	3,676
U.S. Government Agencies	0	24,110	0	24,110
U.S. Treasury Obligations	0	6,148	0	6,148
Short-Term Instruments
Commercial Paper	0	477	0	477
Repurchase Agreements	0	303	0	303
Argentina Treasury Bills	0	655	0	655
Czech Republic Treasury Bills	0	282	0	282
Italy Treasury Bills	0	3,245	0	3,245
Japan Treasury Bills	0	5,415	0	5,415
U.S. Treasury Bills	0	285	0	285

	$0	$128,301	$361	$128,662

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,296	$0	$0	$4,296

Total Investments	$4,296	$128,301	$361	$132,958

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	96	62	0	158
Over the counter	0	1,222	0	1,222

	$96	$1,284	$0	$1,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(63)	0	(99)
Over the counter	0	(1,951)	0	(1,951)

	$(36)	$(2,014)	$0	$(2,050)

Total Financial Derivative Instruments	$60	$(730)	$0	$(670)

Totals	$4,356	$127,571	$361	$132,288

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$3,982	$0	$0	$(3)	$3,979	$11	$1

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$165	$44,814	$(44,660)	$(2)	$0	$317	$14	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2017 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee		Servicing Fee
Administrative Class	—		0.15%
Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$307,971	$303,703	$37,550	$37,490

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,952	$18,378	1,488	$13,558
Issued as reinvestment of distributions
Administrative Class	158	1,484	305	2,784
Cost of shares redeemed
Administrative Class	(2,352)	(22,015)	(14,601)	(134,079)
Net increase (decrease) resulting from Portfolio share transactions	(242)	$(2,153)	(12,808)	$(117,737)

As of December 31, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 91% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Global Core Bond (Hedged) Portfolio	$878	$0	$(2,481)	$(8)	$(817)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Core Bond (Hedged) Portfolio	$348	$469

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Core Bond (Hedged) Portfolio	$133,370	$3,394	$(4,851)	$(1,457)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Core Bond (Hedged) Portfolio	$1,490	$0	$0	$2,800	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Core Bond (Hedged) Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Core Bond (Hedged) Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar
AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CZK	Czech Koruna	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	TRY	Turkish New Lira
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR003M	3 Month EUR Swap Rate	LIBOR01M	1 Month USD-LIBOR
				LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR006M	6 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EURIBOR	Euro Interbank Offered Rate	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
ATM	At-the-money	DAC	Designated Activity Company	OIS	Overnight Index Swap
BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	DECEMBER 31, 2017	47

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Core Bond (Hedged) Portfolio	0.00%	0.00%	$1,490	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

48	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	49

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	51

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

52	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

58	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Global Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Global Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

4	PIMCO VARIABLE INSURANCE TRUST

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 12/31/2017†§

United States	38.8%
United Kingdom	7.2%
Denmark	5.4%
Canada	4.2%
Sweden	4.0%
France	3.9%
Japan	3.5%
Cayman Islands	3.2%
Italy	2.8%
Spain	2.5%
Netherlands	2.0%
Ireland	1.2%
Brazil	1.1%
Saudi Arabia	1.0%
Switzerland	1.0%
Other	5.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	8.79%	0.45%	4.37%	4.80%
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	8.63%	0.30%	4.21%	5.81%
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	8.52%	0.20%	4.11%	4.55%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	7.39%	0.79%	3.09%	4.94%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, were 0.77% for Institutional Class shares, 0.92% for Administrative Class shares, and 1.02% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to performance, as total returns were positive during the reporting period.

»	Exposure to non-investment-grade corporate spread duration contributed to relative performance, as spreads narrowed.

»	Covered bonds contributed to performance, as total returns were positive during the reporting period.

»	Underweight exposure to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Short exposure to the Singapore dollar detracted from performance, as the currency appreciated versus the U.S. dollar.

»	Long positioning to duration in Brazil, particularly at the 5 to 8.5-year portion of the yield curve, detracted from relative performance earlier in the reporting period, as yields increased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,032.80	$4.13	$1,000.00	$1,021.01	$4.10	0.81%
Administrative Class	1,000.00	1,032.00	4.89	1,000.00	1,020.26	4.86	0.96
Advisor Class	1,000.00	1,031.50	5.40	1,000.00	1,019.75	5.37	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
12/31/2017	$11.54	$0.21	$0.80	$1.01	$(0.26)	$0.00	$0.00	$(0.26)
12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)
12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)
12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
12/31/2013	13.72	0.36	(1.50)	(1.14)	(0.15)	(0.09)	0.00	(0.24)
Administrative Class
12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)
12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)
12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
12/31/2013	13.72	0.35	(1.50)	(1.15)	(0.14)	(0.09)	0.00	(0.23)
Advisor Class
12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)
12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)
12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)
12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)
12/31/2013	13.72	0.33	(1.50)	(1.17)	(0.12)	(0.09)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.29	8.79%	$10,067	0.81%	0.81%	0.75%	0.75%	1.73%	339%
11.54	4.20	9,237	0.77	0.77	0.75	0.75	2.03	676
11.26	(3.89)	6,123	0.75	0.75	0.75	0.75	1.98	506
11.95	2.42	6,757	0.76	0.76	0.75	0.75	2.76	496
12.34	(8.34)	6,037	0.78	0.78	0.75	0.75	2.82	335

12.29	8.63	198,189	0.96	0.96	0.90	0.90	1.58	339
11.54	4.04	197,606	0.92	0.92	0.90	0.90	1.93	676
11.26	(4.03)	201,031	0.90	0.90	0.90	0.90	1.84	506
11.95	2.27	257,588	0.91	0.91	0.90	0.90	2.60	496
12.34	(8.48)	281,002	0.93	0.93	0.90	0.90	2.72	335

12.29	8.52	29,267	1.06	1.06	1.00	1.00	1.47	339
11.54	3.94	31,111	1.02	1.02	1.00	1.00	1.82	676
11.26	(4.13)	34,790	1.00	1.00	1.00	1.00	1.73	506
11.95	2.16	38,067	1.01	1.01	1.00	1.00	2.51	496
12.34	(8.57)	36,679	1.03	1.03	1.00	1.00	2.55	335

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$287,067
Investments in Affiliates	8,125
Financial Derivative Instruments
Exchange-traded or centrally cleared	423
Over the counter	3,999
Cash	2
Deposits with counterparty	1,246
Foreign currency, at value	488
Receivable for investments sold	30,771
Receivable for TBA investments sold	137,558
Receivable for Portfolio shares sold	61
Interest and/or dividends receivable	1,694
Dividends receivable from Affiliates	9
Total Assets	471,443

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$14,612
Financial Derivative Instruments
Exchange-traded or centrally cleared	236
Over the counter	2,692
Payable for investments purchased	32,791
Payable for investments in Affiliates purchased	9
Payable for TBA investments purchased	183,095
Deposits from counterparty	10
Payable for Portfolio shares redeemed	284
Accrued investment advisory fees	52
Accrued supervisory and administrative fees	104
Accrued distribution fees	7
Accrued servicing fees	26
Other liabilities	2
Total Liabilities	233,920

Net Assets	$237,523

Net Assets Consist of:
Paid in capital	$221,651
Undistributed (overdistributed) net investment income	7,486
Accumulated undistributed net realized gain (loss)	(234)
Net unrealized appreciation (depreciation)	8,620

Net Assets	$237,523

Net Assets:
Institutional Class	$10,067
Administrative Class	198,189
Advisor Class	29,267

Shares Issued and Outstanding:
Institutional Class	819
Administrative Class	16,128
Advisor Class	2,382

Net Asset Value Per Share Outstanding:
Institutional Class	$12.29
Administrative Class	12.29
Advisor Class	12.29

Cost of investments in securities	$279,119
Cost of investments in Affiliates	$8,126
Cost of foreign currency held	$491
Cost or premiums of financial derivative instruments, net	$1,290

* Includes repurchase agreements of:	$301

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$6,056
Dividends	12
Dividends from Investments in Affiliates	32
Total Income	6,100

Expenses:
Investment advisory fees	600
Supervisory and administrative fees	1,201
Servicing fees - Administrative Class	300
Distribution and/or servicing fees - Advisor Class	76
Trustee fees	6
Interest expense	142
Miscellaneous expense	2
Total Expenses	2,327

Net Investment Income (Loss)	3,773

Net Realized Gain (Loss):
Investments in securities	(3,293)
Investments in Affiliates	(1)
Net capital gain distributions received from Affiliate investments	1
Exchange-traded or centrally cleared financial derivative instruments	8,620
Over the counter financial derivative instruments	3,658
Short sales	(177)
Foreign currency	1,361

Net Realized Gain (Loss)	10,169

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	18,215
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(7,802)
Over the counter financial derivative instruments	957
Short sales	33
Foreign currency assets and liabilities	(5,460)

Net Change in Unrealized Appreciation (Depreciation)	5,942

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,884

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,773	$4,719
Net realized gain (loss)	10,169	237
Net change in unrealized appreciation (depreciation)	5,942	4,938

Net Increase (Decrease) in Net Assets Resulting from Operations	19,884	9,894

Distributions to Shareholders:
From net investment income
Institutional Class	(211)	(120)
Administrative Class	(3,951)	(3,108)
Advisor Class	(557)	(485)

Total Distributions(a)	(4,719)	(3,713)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(15,596)	(10,171)

Total Increase (Decrease) in Net Assets	(431)	(3,990)

Net Assets:
Beginning of year	237,954	241,944
End of year*	$237,523	$237,954

* Including undistributed (overdistributed) net investment income of:	$7,486	$3,655

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.9%

ARGENTINA 0.3%

SOVEREIGN ISSUES 0.3%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	300	$368
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,540	190
28.750% (ARPP7DRR) due 06/21/2020 ~		4,140	236

Total Argentina (Cost $798)			794

AUSTRALIA 0.6%

CORPORATE BONDS & NOTES 0.3%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	618

SOVEREIGN ISSUES 0.3%
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	800	676

Total Australia (Cost $1,388)			1,294

BERMUDA 0.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%
Rise Ltd.
4.750% due 01/31/2021 «~(h)		$1,991	2,005

Total Bermuda (Cost $1,998)			2,005

BRAZIL 1.4%

CORPORATE BONDS & NOTES 0.8%
Petrobras Global Finance BV
5.299% due 01/27/2025		$531	533
5.999% due 01/27/2028		233	234
7.375% due 01/17/2027		1,000	1,103

			1,870

SOVEREIGN ISSUES 0.6%
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (d)	BRL	5,000	1,484

Total Brazil (Cost $3,386)			3,354

CANADA 5.1%

CORPORATE BONDS & NOTES 1.5%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	101
Bank of Nova Scotia
1.875% due 04/26/2021		900	883
Enbridge, Inc.
2.288% (US0003M + 0.700%) due 06/15/2020 ~		200	202
Royal Bank of Canada
2.300% due 03/22/2021		600	596
Toronto-Dominion Bank
2.500% due 01/18/2023		1,100	1,098
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		700	726

			3,606

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Canadian Mortgage Pools
1.420% due 06/01/2020	CAD	203	162
1.620% due 07/01/2020		612	490
1.620% due 08/01/2020		212	169

			821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.3%
Canadian Government Real Return Bond
1.500% due 12/01/2044 (e)	CAD	226	$222
Province of Alberta
1.250% due 06/01/2020 ~		1,100	861
2.350% due 06/01/2025		1,100	864
Province of Ontario
2.400% due 06/02/2026		1,200	943
2.600% due 06/02/2025		3,900	3,123
3.500% due 06/02/2024		2,200	1,863

			7,876

Total Canada (Cost $12,287)			12,303

CAYMAN ISLANDS 3.9%

ASSET-BACKED SECURITIES 3.8%
Cent CLO Ltd.
2.584% (US0003M + 1.210%) due 07/27/2026 ~		$1,200	1,205
CIFC Funding Ltd.
2.654% (US0003M + 1.200%) due 05/24/2026 ~		600	603
Jamestown CLO Ltd.
2.573% (US0003M + 1.220%) due 01/17/2027 ~		1,200	1,204
MP CLO Ltd.
2.559% (US0003M + 1.200%) due 01/15/2027 ~		1,200	1,203
Nelder Grove CLO Ltd.
2.768% (US0003M + 1.300%) due 08/28/2026 ~		600	602
NewMark Capital Funding CLO Ltd.
2.555% (US0003M + 1.220%) due 06/30/2026 ~		600	600
Oak Hill Credit Partners Ltd.
2.493% (US0003M + 1.130%) due 07/20/2026 ~		1,200	1,204
Symphony CLO Ltd.
2.389% (US0003M + 1.030%) due 10/15/2025 ~		1,200	1,202
TICP CLO Ltd.
2.551% (US0003M + 1.180%) due 04/26/2026 ~		1,200	1,203

			9,026

CORPORATE BONDS & NOTES 0.1%
KSA Sukuk Ltd.
2.894% due 04/20/2022		300	298

Total Cayman Islands (Cost $9,300)			9,324

CZECH REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%
Czech Republic Government International Bond
0.850% due 03/17/2018	CZK	12,200	575

Total Czech Republic (Cost $488)			575

DENMARK 6.7%

CORPORATE BONDS & NOTES 6.7%
BRFkredit A/S
2.000% due 10/01/2047	DKK	1,292	210
3.000% due 10/01/2047		8	1
4.000% due 01/01/2018		5,800	935
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018		4,300	696
2.000% due 01/01/2018		2,300	371
2.000% due 10/01/2047		7,804	1,268
2.000% due 10/01/2050		1,700	273
2.500% due 10/01/2037		841	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nykredit Realkredit A/S
1.000% due 04/01/2018	DKK	5,600	$906
2.000% due 04/01/2018		2,700	438
2.000% due 10/01/2037		3,372	566
2.000% due 10/01/2047		19,357	3,144
2.500% due 10/01/2037		4,910	837
2.500% due 10/01/2047		36	6
Realkredit Danmark A/S
1.000% due 01/01/2018		4,100	661
1.000% due 04/01/2018		2,500	404
2.000% due 01/01/2018		4,600	742
2.000% due 04/01/2018		2,600	422
2.000% due 10/01/2037		3,353	564
2.000% due 10/01/2047		19,479	3,163
2.500% due 10/01/2037		1,286	219
2.500% due 07/01/2047		101	17

Total Denmark (Cost $14,448)			15,986

FRANCE 4.9%

CORPORATE BONDS & NOTES 1.8%
Credit Agricole S.A.
8.125% due 09/19/2033 •(g)		$600	624
Dexia Credit Local S.A.
1.875% due 03/28/2019		700	697
1.875% due 09/15/2021		1,100	1,075
2.250% due 02/18/2020		250	249
2.275% (US0003M + 0.600%) due 03/23/2018 ~		500	501
2.375% due 09/20/2022		1,200	1,187

			4,333

SOVEREIGN ISSUES 3.1%
France Government International Bond
2.000% due 05/25/2048	EUR	4,100	5,199
3.250% due 05/25/2045		1,300	2,105

			7,304

Total France (Cost $10,689)			11,637

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%
Deutsche Bank AG
4.250% due 10/14/2021		$1,100	1,148
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		400	396
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	167
5.375% due 04/23/2024	NZD	500	395

Total Germany (Cost $2,082)			2,106

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	620
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		251	262

Total Guernsey, Channel Islands (Cost $850)			882

IRELAND 1.6%

ASSET-BACKED SECURITIES 0.7%
CVC Cordatus Loan Fund Ltd.
0.780% (EUR006M + 0.780%) due 01/24/2028 ~	EUR	600	721
Phoenix Park CLO Ltd.
0.769% (EUR003M + 1.100%) due 07/29/2027 ~		700	844

			1,565

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.3%
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$600	$595

SOVEREIGN ISSUES 0.6%
Ireland Government International Bond
1.000% due 05/15/2026	EUR	600	739
5.400% due 03/13/2025		400	649

			1,388

Total Ireland (Cost $3,293)			3,548

ITALY 3.3%

ASSET-BACKED SECURITIES 0.2%
Claris Finance SRL
0.076% (EUR006M + 0.350%) due 10/31/2060 ~	EUR	428	514

CORPORATE BONDS & NOTES 0.8%
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,483
Intesa Sanpaolo SpA
6.625% due 05/08/2018		400	491

			1,974

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Casa d’Este Finance SRL
0.021% (EUR003M + 0.350%) due 09/15/2040 ~		84	100

SOVEREIGN ISSUES 2.3%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024		2,600	3,131
2.450% due 09/01/2033		300	353
2.800% due 03/01/2067		700	727
3.450% due 03/01/2048		1,100	1,372

			5,583

Total Italy (Cost $8,176)			8,171

JAPAN 4.3%

CORPORATE BONDS & NOTES 1.0%
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		$600	603
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	202
Mizuho Financial Group, Inc.
2.416% (US0003M + 0.880%) due 09/11/2022 ~		700	705
ORIX Corp.
3.250% due 12/04/2024		100	100
Sumitomo Mitsui Financial Group, Inc.
3.216% (US0003M + 1.680%) due 03/09/2021 ~		300	310
Suntory Holdings Ltd.
2.550% due 09/29/2019		400	401

			2,321

SOVEREIGN ISSUES 3.3%
Japan Bank for International Cooperation
2.000% due 11/04/2021		500	490
2.375% due 07/21/2022		200	197
2.375% due 11/16/2022		200	198
2.500% due 06/01/2022		200	199
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,000	983
2.625% due 04/20/2022		600	597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Japan Government International Bond
0.300% due 06/20/2046	JPY	380,000	$2,964
0.500% due 09/20/2046		220,000	1,812
Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	489

			7,929

Total Japan (Cost $11,095)			10,250

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		$500	499
3.500% due 03/20/2027		1,600	1,628

Total Kuwait (Cost $2,083)			2,127

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Emerald Bay S.A.
0.000% due 10/08/2020 ~	EUR	541	602
GELF Bond Issuer S.A.
1.750% due 11/22/2021		700	878

Total Luxembourg (Cost $1,372)			1,480

NETHERLANDS 2.5%

ASSET-BACKED SECURITIES 0.2%
Penta CLO BV
0.790% (EUR003M + 0.790%) due 08/04/2028 ~	EUR	300	362

CORPORATE BONDS & NOTES 2.3%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,474
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (g)	EUR	400	553
ING Bank NV
2.625% due 12/05/2022		$700	701
4.125% due 11/21/2023 •		800	809
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	195
NXP BV
4.125% due 06/15/2020		400	411
Stichting AK Rabobank Certificaten
6.500% (f)	EUR	100	149
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		$400	397
1.700% due 07/19/2019		900	875

			5,564

Total Netherlands (Cost $5,828)			5,926

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$600	599

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	213

Total Norway (Cost $829)			812

PERU 0.3%

SOVEREIGN ISSUES 0.3%
Peru Government International Bond
8.200% due 08/12/2026	PEN	1,600	609

Total Peru (Cost $602)			609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.2%

SOVEREIGN ISSUES 0.2%
Poland Government International Bond
2.250% due 04/25/2022	PLN	2,000	$570

Total Poland (Cost $498)			570

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(b)	EUR	400	146

Total Portugal (Cost $451)			146

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.500% due 01/20/2022		$200	211

Total Qatar (Cost $210)			211

SAUDI ARABIA 1.3%

SOVEREIGN ISSUES 1.3%
Saudi Government International Bond
2.375% due 10/26/2021		$2,200	2,149
2.875% due 03/04/2023		200	197
3.250% due 10/26/2026		300	295
3.625% due 03/04/2028		400	397

Total Saudi Arabia (Cost $3,074)			3,038

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
BOC Aviation Ltd.
3.500% due 09/18/2027		$200	194

Total Singapore (Cost $200)			194

SLOVENIA 0.5%

SOVEREIGN ISSUES 0.5%
Slovenia Government International Bond
4.125% due 02/18/2019		$1,100	1,126

Total Slovenia (Cost $1,121)			1,126

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$200	195

Total South Korea (Cost $196)			195

SPAIN 3.1%

CORPORATE BONDS & NOTES 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 •(f)(g)	EUR	200	253
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		$500	502
5.134% due 04/27/2020		200	212
5.462% due 02/16/2021		100	108

			1,075

SOVEREIGN ISSUES 2.6%
Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	500	664
Autonomous Community of Catalonia
4.750% due 06/04/2018		200	244
4.900% due 09/15/2021		200	254
4.950% due 02/11/2020		1,000	1,281

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Autonomous Community of Madrid
4.688% due 03/12/2020	EUR	500	$662
Spain Government International Bond
1.450% due 10/31/2027		400	476
1.500% due 04/30/2027		1,700	2,051
2.150% due 10/31/2025		20	26
2.900% due 10/31/2046		500	609

			6,267

Total Spain (Cost $7,104)			7,342

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%
European Investment Bank
0.500% due 07/21/2023	AUD	600	409
6.500% due 08/07/2019		900	750

Total Supranational (Cost $1,144)			1,159

SWEDEN 5.0%

CORPORATE BONDS & NOTES 5.0%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	10,200	1,256
2.250% due 09/21/2022		11,000	1,433
Nordea Hypotek AB
1.000% due 04/08/2022		17,200	2,130
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		3,000	379
Stadshypotek AB
1.500% due 12/15/2021		13,000	1,644
4.500% due 09/21/2022		18,000	2,576
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	250
2.000% due 06/17/2026		4,000	506
Swedbank Hypotek AB
1.000% due 09/15/2021		4,100	510
1.000% due 06/15/2022		9,900	1,225

Total Sweden (Cost $11,024)			11,909

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.1%
UBS AG
2.103% (US0003M + 0.580%) due 06/08/2020 ~		$700	704
2.200% due 06/08/2020		500	497
4.750% due 05/22/2023 •(g)		600	605
7.625% due 08/17/2022 (g)		750	878

			2,684

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	100	155

Total Switzerland (Cost $2,831)			2,839

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$700	687
3.125% due 10/11/2027		500	490

Total United Arab Emirates (Cost $1,195)			1,177

UNITED KINGDOM 9.0%

CORPORATE BONDS & NOTES 5.4%
Barclays Bank PLC
7.625% due 11/21/2022 (g)		$200	227
7.750% due 04/10/2023 •(g)		1,000	1,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays PLC
3.520% (US0003M + 2.110%) due 08/10/2021 ~		$400	$419
6.500% due 09/15/2019 •(f)(g)	EUR	700	900
7.000% due 09/15/2019 •(f)(g)	GBP	300	426
8.250% due 12/15/2018 •(f)(g)		$400	420
British Telecommunications PLC
2.350% due 02/14/2019		330	330
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	200	298
Imperial Brands Finance PLC
2.050% due 02/11/2018		$300	300
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	1,027
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(f)(g)		600	856
7.625% due 06/27/2023 •(f)(g)		400	623
Nationwide Building Society
10.250% ~(f)		1	289
RAC Bond Co. PLC
4.870% due 05/06/2046		200	298
Reckitt Benckiser Treasury Services PLC
2.235% (US0003M + 0.560%) due 06/24/2022 ~		$300	300
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	648
4.700% due 07/03/2018		$200	202
Santander UK Group Holdings PLC
2.875% due 10/16/2020		900	904
2.875% due 08/05/2021		300	300
Smiths Group PLC
7.200% due 05/15/2019		500	529
Tesco PLC
5.125% due 04/10/2047	EUR	200	297
6.125% due 02/24/2022	GBP	500	780
Tesco Property Finance PLC
5.801% due 10/13/2040		147	239
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	413
Virgin Money PLC
2.250% due 04/21/2020		500	688

			12,730

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~		623	836
Ripon Mortgages PLC
1.326% (BP0003M + 0.800%) due 08/20/2056 ~		941	1,277
Towd Point Mortgage Funding PLC
1.726% (BP0003M + 1.200%) due 02/20/2054 ~		842	1,147

			3,260

SOVEREIGN ISSUES 2.2%
United Kingdom Gilt
3.250% due 01/22/2044 (j)		100	176
3.500% due 01/22/2045 (j)		1,300	2,399
4.250% due 12/07/2040 (j)		1,300	2,583

			5,158

Total United Kingdom (Cost $20,423)			21,148

UNITED STATES 48.2%

ASSET-BACKED SECURITIES 3.1%
Amortizing Residential Collateral Trust
2.132% (US0001M + 0.580%) due 07/25/2032 ~		$1	1
2.252% (US0001M + 0.700%) due 10/25/2031 ~		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		$1,101	$1,203
Countrywide Asset-Backed Certificates
1.772% (US0001M + 0.220%) due 06/25/2047 ~		1,000	897
1.952% (US0001M + 0.400%) due 08/25/2034 ~		142	139
Credit Suisse First Boston Mortgage Securities Corp.
2.172% (US0001M + 0.620%) due 01/25/2032 ~		1	1
Credit-Based Asset Servicing and Securitization LLC
1.612% (US0001M + 0.060%) due 11/25/2036 ~		20	13
EMC Mortgage Loan Trust
2.452% (LIBOR01M + 0.900%) due 05/25/2043 ~		251	249
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		165	89
JPMorgan Mortgage Acquisition Trust
1.832% (US0001M + 0.280%) due 03/25/2047 ~		1,632	1,330
Morgan Stanley ABS Capital, Inc. Trust
1.662% (US0001M + 0.110%) due 03/25/2037 ~		1,093	582
1.802% (US0001M + 0.250%) due 08/25/2036 ~		2,637	1,736
NovaStar Mortgage Funding Trust
1.682% (US0001M + 0.130%) due 03/25/2037 ~		897	697
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		462	264
SACO, Inc.
1.952% (US0001M + 0.400%) due 04/25/2035 ~		9	9
Securitized Asset-Backed Receivables LLC Trust
1.602% (US0001M + 0.050%) due 12/25/2036 ~		7	4
Structured Asset Securities Corp. Mortgage Loan Trust
2.861% (US0001M + 1.500%) due 04/25/2035 ~		10	9
Terwin Mortgage Trust
2.492% (US0001M + 0.940%) due 11/25/2033 ~		14	14
Washington Mutual Asset-Backed Certificates Trust
1.612% (US0001M + 0.060%) due 10/25/2036 ~		42	23

			7,261

CORPORATE BONDS & NOTES 12.8%
AbbVie, Inc.
1.800% due 05/14/2018		600	600
AIG Global Funding
2.175% (US0003M + 0.480%) due 07/02/2020 ~		400	401
Air Lease Corp.
2.125% due 01/15/2018		600	600
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,105
3.750% due 11/18/2019		200	203
American Tower Corp.
3.400% due 02/15/2019		700	708
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		200	205
Arrow Electronics, Inc.
3.500% due 04/01/2022		400	406
AT&T, Inc.
1.800% due 09/04/2026	EUR	500	608
2.009% (US0003M + 0.650%) due 01/15/2020 ~		$900	906
2.309% (US0003M + 0.950%) due 07/15/2021 ~		900	913
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~		300	302

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.557% due 08/15/2027	$400	$401
Baxalta, Inc.
2.875% due 06/23/2020	600	604
Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,000	1,004
Cardinal Health, Inc.
1.948% due 06/14/2019	500	497
CBOE Global Markets, Inc.
1.950% due 06/28/2019	200	199
Charter Communications Operating LLC
4.464% due 07/23/2022	900	940
6.384% due 10/23/2035	700	823
CIT Group, Inc.
3.875% due 02/19/2019	200	202
5.375% due 05/15/2020	200	212
5.500% due 02/15/2019	101	104
Citigroup, Inc.
2.064% (US0003M + 0.690%) due 04/27/2018 ~	600	601
2.445% (US0003M + 0.930%) due 06/07/2019 ~	600	605
Citizens Bank N.A.
2.032% (US0003M + 0.570%) due 05/26/2020 ~	600	602
Continental Resources, Inc.
4.375% due 01/15/2028	100	99
Crown Castle Towers LLC
4.883% due 08/15/2040	500	523
6.113% due 01/15/2040	600	633
Dell International LLC
3.480% due 06/01/2019	1,300	1,317
eBay, Inc.
2.150% due 06/05/2020	400	397
Emera U.S. Finance LP
2.150% due 06/15/2019	500	498
EPR Properties
4.500% due 06/01/2027	300	302
ERAC USA Finance LLC
5.250% due 10/01/2020	500	534
Ford Motor Credit Co. LLC
2.350% (US0003M + 1.000%) due 01/09/2020 ~	400	404
2.375% due 03/12/2019	200	200
2.551% due 10/05/2018	600	602
Forest Laboratories LLC
5.000% due 12/15/2021	200	214
General Motors Financial Co., Inc.
3.100% due 01/15/2019	300	302
Harris Corp.
1.871% (US0003M + 0.480%) due 04/30/2020 ~	300	300
International Lease Finance Corp.
6.250% due 05/15/2019	800	839
8.250% due 12/15/2020	300	345
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	100	108
6.850% due 02/15/2020	1,100	1,192
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^(b)	800	38
MetLife, Inc.
6.817% due 08/15/2018	600	618
Morgan Stanley
2.213% (US0003M + 0.800%) due 02/14/2020 ~	600	602
Navient Corp.
5.500% due 01/15/2019	700	714
8.000% due 03/25/2020	100	108
8.450% due 06/15/2018	240	247
OneMain Financial Holdings LLC
6.750% due 12/15/2019	100	103
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~	200	200
Spectra Energy Partners LP
2.195% (US0003M + 0.700%) due 06/05/2020 ~	100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	$563	$567
Tesla, Inc.
5.300% due 08/15/2025	100	96
Textron, Inc.
1.960% (US0003M + 0.550%) due 11/10/2020 ~	400	400
Time Warner Cable LLC
8.250% due 04/01/2019	500	535
Verizon Communications, Inc.
1.996% (US0003M + 0.550%) due 05/22/2020 ~	600	604
3.125% due 03/16/2022	300	304
3.376% due 02/15/2025	424	426
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	500	498
WEA Finance LLC
3.750% due 09/17/2024	200	207
Wells Fargo & Co.
2.475% (US0003M + 1.110%) due 01/24/2023 ~	600	612
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	100	100
3.150% due 04/01/2022	400	401
3.375% due 11/30/2021	300	304

		30,345

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp.
4.283% (CPI YOY + 2.050%) due 01/16/2018 ~	3	77

	PRINCIPAL AMOUNT (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
CenturyLink, Inc.
4.319% - 6.000% (LIBOR03M + 2.750%) due 01/31/2025 ~	$300	290
Las Vegas Sands LLC
3.569% (LIBOR03M + 2.000%) due 03/29/2024 ~	491	494

		784

MUNICIPAL BONDS & NOTES 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,095	2,044

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%
Adjustable Rate Mortgage Trust
3.621% due 09/25/2035 ~	14	13
American Home Mortgage Assets Trust
1.742% (US0001M + 0.190%) due 05/25/2046 ^~	280	239
1.762% (US0001M + 0.210%) due 10/25/2046 ~	458	339
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	729	682
Banc of America Funding Trust
3.633% due 02/20/2036 ~	174	172
5.500% due 01/25/2036	165	144
6.141% due 10/20/2046 ^~	96	77
BCAP LLC Trust
1.722% (US0001M + 0.170%) due 01/25/2037 ^~	240	228
5.250% due 04/26/2037	902	795
Bear Stearns Adjustable Rate Mortgage Trust
3.200% due 05/25/2034 ~	8	7
3.280% (H15T1Y + 2.050%) due 08/25/2035 ~	55	56
3.325% due 08/25/2033 ~	9	9
3.570% due 10/25/2033 ~	8	8
3.636% (US0012M + 1.950%) due 03/25/2035 ~	18	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.678% due 05/25/2047 ^~	$236	$228
3.682% due 05/25/2034 ~	22	22
3.869% due 11/25/2034 ~	5	5
Bear Stearns ALT-A Trust
3.467% due 08/25/2036 ^~	178	140
3.482% due 11/25/2035 ^~	127	112
3.548% due 09/25/2035 ~	128	114
Bear Stearns Structured Products, Inc. Trust
3.202% due 12/26/2046 «~	94	83
Chase Mortgage Finance Trust
3.144% due 07/25/2037 ~	28	26
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.732% (US0001M + 0.180%) due 07/25/2036 ~	58	54
Citigroup Mortgage Loan Trust
3.210% (H15T1Y + 2.400%) due 10/25/2035 ^~	649	654
Citigroup Mortgage Loan Trust, Inc.
3.180% (H15T1Y + 2.150%) due 09/25/2035 ~	26	26
Countrywide Alternative Loan Trust
1.696% (US0001M + 0.195%) due 12/20/2046 ^~	382	327
1.711% (US0001M + 0.210%) due 03/20/2046 ~	118	101
1.711% (US0001M + 0.210%) due 07/20/2046 ^~	229	162
1.722% (US0001M + 0.170%) due 01/25/2037 ^~	228	223
1.832% (US0001M + 0.280%) due 02/25/2037 ~	144	132
1.902% (US0001M + 0.350%) due 05/25/2037 ^~	61	32
2.365% (12MTA + 1.500%) due 11/25/2035 ~	27	26
2.905% (12MTA + 2.040%) due 11/25/2035 ~	27	26
3.409% due 11/25/2035 ^~	251	227
5.250% due 06/25/2035 ^	19	18
6.000% due 04/25/2037 ^	57	40
6.250% due 08/25/2037 ^	30	26
6.500% due 06/25/2036 ^	148	119
Countrywide Home Loan Mortgage Pass-Through Trust
2.012% (US0001M + 0.460%) due 05/25/2035 ~	64	60
2.132% (US0001M + 0.580%) due 04/25/2035 ~	13	12
2.152% (US0001M + 0.600%) due 03/25/2035 ~	425	394
2.192% (US0001M + 0.640%) due 03/25/2035 ~	76	67
2.212% (US0001M + 0.660%) due 02/25/2035 ~	7	7
2.312% (US0001M + 0.760%) due 09/25/2034 ~	6	6
2.960% due 05/25/2047 ~	106	95
3.456% due 08/25/2034 ^~	4	4
3.488% due 11/25/2034 ~	16	16
3.537% (US0012M + 1.750%) due 02/20/2036 ^~	302	277
3.636% due 11/19/2033 ~	8	8
5.500% due 10/25/2035	85	80
Credit Suisse First Boston Mortgage Securities Corp.
3.371% due 08/25/2033 ~	5	5
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/26/2036 ^	123	70
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	246	234
GreenPoint Mortgage Funding Trust
1.822% (US0001M + 0.270%) due 11/25/2045 ~	10	9
GSR Mortgage Loan Trust
2.560% (H15T1Y + 1.750%) due 03/25/2033 ~	8	8
3.119% due 06/25/2034 ~	4	4
3.472% due 09/25/2035 ~	150	154

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
1.913% (12MTA + 0.850%) due 12/19/2036 ^~	$146	$140
IndyMac Mortgage Loan Trust
3.335% due 09/25/2035 ^~	198	188
JPMorgan Mortgage Trust
3.104% due 11/25/2033 ~	6	6
3.554% due 01/25/2037 ~	217	219
3.663% due 02/25/2035 ~	5	5
Luminent Mortgage Trust
1.792% (US0001M + 0.240%) due 04/25/2036 ~	461	390
MASTR Adjustable Rate Mortgages Trust
3.489% due 05/25/2034 ~	531	531
MASTR Alternative Loan Trust
1.952% (US0001M + 0.400%) due 03/25/2036 ~	47	9
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.917% (US0001M + 0.440%) due 12/15/2030 ~	6	6
Merrill Lynch Mortgage Investors Trust
1.762% (US0001M + 0.210%) due 02/25/2036 ~	89	86
3.240% due 02/25/2033 ~	12	12
3.260% due 02/25/2036 ~	50	51
Merrill Lynch Mortgage-Backed Securities Trust
3.940% due 04/25/2037 ^~	7	6
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.185% due 10/25/2035 ~	16	16
Residential Accredit Loans, Inc. Trust
1.762% (US0001M + 0.210%) due 04/25/2046 ~	163	84
6.000% due 12/25/2036 ^	391	348
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	90	85
Structured Adjustable Rate Mortgage Loan Trust
3.473% due 02/25/2034 ~	10	10
3.542% due 04/25/2034 ~	21	21
3.664% due 09/25/2034 ~	16	17
Structured Asset Mortgage Investments Trust
1.742% (US0001M + 0.190%) due 07/25/2046 ^~	413	357
1.745% (US0001M + 0.250%) due 07/19/2035 ~	155	153
1.762% (US0001M + 0.210%) due 05/25/2036 ~	92	72
1.772% (US0001M + 0.220%) due 05/25/2036 ~	423	387
1.772% (US0001M + 0.220%) due 09/25/2047 ~	422	399
1.832% (US0001M + 0.280%) due 02/25/2036 ^~	464	442
2.075% (US0001M + 0.580%) due 07/19/2034 ~	2	2
2.195% (US0001M + 0.700%) due 03/19/2034 ~	5	5
SunTrust Alternative Loan Trust
2.202% (US0001M + 0.650%) due 12/25/2035 ^~	774	637
WaMu Mortgage Pass-Through Certificates Trust
1.763% (12MTA + 0.700%) due 02/25/2047 ^~	339	302
1.822% (US0001M + 0.270%) due 12/25/2045 ~	41	40
1.862% (US0001M + 0.310%) due 01/25/2045 ~	7	7
2.192% (US0001M + 0.640%) due 01/25/2045 ~	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.237% (COF 11 + 1.500%) due 07/25/2046 ~	$171	$168
2.463% (12MTA + 1.400%) due 08/25/2042 ~	4	4
2.673% due 01/25/2037 ^~	26	24
3.002% due 12/25/2036 ^~	5	5
3.029% due 02/25/2033 ~	90	90
3.060% due 06/25/2033 ~	7	7
3.077% due 06/25/2037 ^~	66	62
3.163% due 12/25/2036 ^~	37	36
3.200% due 03/25/2034 ~	24	25
Washington Mutual Mortgage Pass-Through Certificates Trust
2.003% (12MTA + 0.940%) due 07/25/2046 ^~	54	40
Wells Fargo Mortgage-Backed Securities Trust
3.493% due 04/25/2036 ~	9	9

		12,730

U.S. GOVERNMENT AGENCIES 20.0%
Fannie Mae
1.672% (LIBOR01M + 0.120%) due 03/25/2034 ~	5	5
1.702% (LIBOR01M + 0.150%) due 08/25/2034 ~	3	3
1.952% (LIBOR01M + 0.400%) due 06/25/2036 ~	24	24
2.002% (LIBOR01M + 0.450%) due 01/25/2044 ~	106	106
3.000% due 08/01/2042 - 08/01/2043	245	247
3.022% (US0012M + 1.272%) due 10/01/2034 ~	1	1
3.133% (US0012M + 1.382%) due 12/01/2034 ~	5	5
3.401% (H15T1Y + 2.360%) due 11/01/2034 ~	30	32
6.000% due 07/25/2044	21	23
Fannie Mae, TBA
3.500% due 03/01/2048	14,500	14,849
4.000% due 02/01/2048 - 03/01/2048	21,600	22,554
Freddie Mac
1.592% (LIBOR01M + 0.350%) due 01/15/2038 ~	397	397
1.665% due 01/15/2038 ~(a)	397	25
1.832% (LIBOR01M + 0.280%) due 09/25/2031 ~	18	17
2.202% (12MTA + 1.200%) due 10/25/2044 ~	37	38
3.000% due 03/01/2045	769	770
3.230% (H15T1Y + 2.270%) due 02/01/2029 ~	2	3
3.557% (US0012M + 1.807%) due 04/01/2037 ~	32	34
6.000% due 04/15/2036	284	315
Freddie Mac, TBA
3.000% due 02/01/2048	3,000	2,998
3.500% due 02/01/2048	5,000	5,129
Ginnie Mae
2.250% (H15T1Y + 1.500%) due 11/20/2024 ~	1	1
6.000% due 09/20/2038	8	8

		47,584

U.S. TREASURY OBLIGATIONS 5.7%
U.S. Treasury Bonds
2.875% due 05/15/2043 (n)	100	103
3.125% due 02/15/2043 (n)	100	107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (j)		$1,217	$1,209
0.125% due 07/15/2024 (n)		779	771
1.750% due 01/15/2028 (j)		2,355	2,650
2.500% due 01/15/2029 (j)		1,712	2,079
3.875% due 04/15/2029 (j)		390	533
U.S. Treasury Notes
2.125% due 01/31/2021 (j)(l)(n)		4,400	4,416
2.375% due 12/31/2020 (l)(n)		1,700	1,719

			13,587

Total United States (Cost $110,534)			114,412

SHORT-TERM INSTRUMENTS 11.9%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
2.060% due 03/16/2018		700	701

REPURCHASE AGREEMENTS (i) 0.1%
			301

ARGENTINA TREASURY BILLS 0.5%
22.228% due 03/16/2018 - 12/14/2018 (c)(d)	ARS	6,800	1,243

ITALY TREASURY BILLS 3.8%
(0.418)% due 01/31/2018 - 04/30/2018 (c)(d)	EUR	7,600	9,131

JAPAN TREASURY BILLS 7.2%
(0.188)% due 01/22/2018 - 03/19/2018 (c)(d)	JPY	1,920,000	17,042

Total Short-Term Instruments (Cost $28,122)			28,418

Total Investments in Securities (Cost $279,119)			287,067

		SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short Asset Portfolio		330,362	3,307
PIMCO Short-Term Floating NAV Portfolio III		487,411	4,818

Total Short-Term Instruments (Cost $8,126)			8,125

Total Investments in Affiliates (Cost $8,126)			8,125

Total Investments 124.3% (Cost $287,245)			$295,192

Financial Derivative Instruments (k)(m) 0.6% (Cost or Premiums, net $1,290)			1,494

Other Assets and Liabilities, net (24.9)%			(59,163)

Net Assets 100.0%			$237,523

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Interest only security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 1,998	$2,005	0.84%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$301	U.S. Treasury Notes 1.375% due 06/30/2023	$(307)	$301	$301

Total Repurchase Agreements						$(307)	$301	$301

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.330%	10/26/2017	01/26/2018	$	(275)	$(276)
	1.430	11/09/2017	02/09/2018		(5,663)	(5,675)
SCX	0.420	10/11/2017	01/18/2018	GBP	(3,722)	(5,030)
	1.670	12/19/2017	01/19/2018	$	(3,096)	(3,098)
	1.680	12/19/2017	01/19/2018		(533)	(533)

Total Reverse Repurchase Agreements						$(14,612)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(5,951)	$0	$(5,951)	$5,939	$(12)
FICC	301	0	0	301	(307)	(6)
SCX	0	(8,661)	0	(8,661)	8,760	99

Total Borrowings and Other Financing Transactions	$301	$(14,612)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(5,030)	$0	$0	$(5,030)
U.S. Treasury Obligations	0	(3,907)	(5,675)	0	(9,582)

Total Borrowings	$0	$(8,937)	$(5,675)	$0	$(14,612)

Payable for reverse repurchase agreements					$(14,612)

(j)	Securities with an aggregate market value of $14,699 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(11,813) at a weighted average interest rate of 0.698%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$108.000	02/23/2018	62	$62	$1	$0
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.000	02/23/2018	99	99	1	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.500	02/23/2018	249	249	2	1
Call - CBOT U.S. Treasury 30-Year Bond March Futures	196.000	02/23/2018	32	32	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March Futures	114.000	02/23/2018	100	100	1	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	135	338	11	18

					$16	$19

Total Purchased Options					$16	$19

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	135	$	338	$(14)	$(1)

Total Written Options						$(14)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2018	204	$	49,960	$3	$5	$0
Australia Government 3-Year Note March Futures	03/2018	7	AUD	607	(3)	1	0
Australia Government 10-Year Bond March Futures	03/2018	4		403	(3)	2	0
Euro-BTP Italy Government Bond March Futures	03/2018	16	EUR	2,614	(48)	0	(22)
Euro-Bund 10-Year Bond March Futures	03/2018	39		7,566	(24)	0	(28)
Euro-Buxl 30-Year Bond March Futures	03/2018	7		1,376	(18)	0	(16)
Euro-Schatz March Futures	03/2018	86		11,554	(10)	2	(1)
Japan Government 10-Year Bond March Futures	03/2018	6	JPY	8,029	(4)	5	0
U.S. Treasury 5-Year Note March Futures	03/2018	299	$	34,733	(192)	28	0
U.S. Treasury 10-Year Note March Futures	03/2018	346		42,920	(233)	70	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	117		19,616	133	51	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	262	GBP	43,873	51	9	0
United Kingdom Long Gilt March Futures	03/2018	2		338	3	0	(1)

					$(345)	$173	$(68)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2018	220	$	(54,032)	$(15)	$0	$(3)
90-Day Eurodollar September Futures	09/2019	204		(49,830)	4	0	(8)
Canada Government 10-Year Bond March Futures	03/2018	4	CAD	(429)	4	2	0
Euro-Bobl March Futures	03/2018	15	EUR	(2,369)	13	2	0
Euro-OAT France Government 10-Year Bond March Futures	03/2018	94		(17,502)	182	106	0
U.S. Treasury 30-Year Bond March Futures	03/2018	37	$	(5,661)	9	0	(10)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	262	GBP	(43,780)	(54)	4	(9)

					$143	$114	$(30)

Total Futures Contracts					$(202)	$287	$(98)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	12/20/2020	0.136%		$500	$(14)	$1	$(13)	$0	$0
BASF SE	(1.000)	Quarterly	12/20/2020	0.133	EUR	200	(6)	0	(6)	0	0
Bayer AG	(1.000)	Quarterly	12/20/2020	0.191		200	(5)	(1)	(6)	0	0
Koninklijke DSM NV	(1.000)	Quarterly	12/20/2020	0.125		300	(9)	(1)	(10)	0	0
Pfizer, Inc.	(1.000)	Quarterly	12/20/2020	0.090		$600	(17)	1	(16)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.090		700	(19)	0	(19)	0	(1)
Telia Co. AB	(1.000)	Quarterly	12/20/2020	0.157	EUR	200	(5)	(1)	(6)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.303		200	(4)	(1)	(5)	0	0
UnitedHealth Group, Inc.	(1.000)	Quarterly	12/20/2020	0.108		$200	(6)	1	(5)	0	0

							$(85)	$(1)	$(86)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Shell International Finance BV	1.000%	Quarterly	12/20/2026	0.691%	EUR	200	$(3)	$10	$7	$0	$0
Telecom Italia SpA	1.000	Quarterly	06/20/2024	1.598		200	(15)	6	(9)	0	0

							$(18)	$16	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	1,500	$(114)	$(13)	$(127)	$0	$(2)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	5,400	(143)	(35)	(178)	1	0

						$(257)	$(48)	$(305)	$1	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day USD-Federal Funds Rate Compounded-OIS	1.724%	Annual	09/19/2018		$28,700	$0	$1	$1	$0	$0
Pay	1-Year BRL-CDI	8.350	Maturity	01/02/2020	BRL	47,700	14	71	85	0	(2)
Pay	3-Month CAD-Bank Bill	1.400	Semi-Annual	09/13/2019	CAD	25,900	(49)	(160)	(209)	0	(1)
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		1,400	(20)	32	12	4	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		5,600	134	70	204	18	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	600	(4)	2	(2)	1	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	07/11/2019	NZD	34,100	19	49	68	3	0
Pay	3-Month USD-LIBOR	1.945	Semi-Annual	09/19/2018		$28,700	0	1	1	1	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	04/01/2019		135,800	(112)	(142)	(254)	7	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		25,600	160	118	278	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		8,400	(48)	58	10	0	(2)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	04/01/2020		135,800	76	150	226	0	(6)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.549%	Quarterly	06/12/2022		$4,900	$0	$(1)	$(1)	$0	$0
Pay	3-Month USD-LIBOR	1.613	Quarterly	06/19/2022		10,400	1	(6)	(5)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		25,600	(539)	1,294	755	0	(31)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,200	(14)	5	(9)	0	(2)
Receive(6)	3-Month USD-LIBOR	2.098	Semi-Annual	07/01/2041		8,900	181	(23)	158	0	(4)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		7,300	(237)	(52)	(289)	0	(27)
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		400	(3)	(25)	(28)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		1,800	(15)	(114)	(129)	0	(6)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	4,700	13	3	16	0	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/21/2020	EUR	8,300	19	1	20	0	(2)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/21/2023		1,900	25	(10)	15	0	(1)
Pay(6)	6-Month EUR-EURIBOR	2.500	Annual	03/21/2023		14,000	1,491	299	1,790	0	(16)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028		8,600	14	60	74	0	(20)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		1,800	42	(36)	6	13	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		5,200	78	(61)	17	29	0
Pay(6)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	12,300	20	12	32	3	0
Pay(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/21/2020		8,400	15	(34)	(19)	3	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		12,300	9	(10)	(1)	1	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023		2,800	(26)	39	13	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		400	(2)	(8)	(10)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		6,200	(91)	(68)	(159)	15	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		950	(27)	(75)	(102)	4	0
Pay	6-Month JPY-LIBOR	0.150	Semi-Annual	03/22/2018	JPY	10,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/17/2021		370,000	(69)	13	(56)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		340,000	(7)	9	2	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		220,000	1	0	1	1	0
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	06/19/2033		1,340,000	1,790	(124)	1,666	0	(9)
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		240,000	230	(17)	213	0	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		740,000	(1,132)	154	(978)	7	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		110,000	115	0	115	0	(1)
Receive(6)	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		150,000	(27)	17	(10)	0	(1)
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027	MXN	6,300	1	(6)	(5)	3	0

							$2,026	$1,486	$3,512	$116	$(134)

Total Swap Agreements							$1,666	$1,453	$3,119	$117	$(137)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$19	$287	$117	$423		$(1)		$(98)		$(137)	$(236)

(l)	Securities with an aggregate market value of $1,912 and cash of $1,246 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	6,449		$1,952	$7	$0
	01/2018	DKK	108,857		17,170	0	(374)
	01/2018		$1,973	BRL	6,449	0	(28)
	01/2018		78	CAD	100	1	0
	01/2018		8,072	DKK	50,661	93	0
	02/2018	EUR	372		$442	0	(5)
	02/2018		$1,307	AUD	1,712	29	0
	02/2018		339	BRL	1,118	0	(3)
	02/2018		25,274	EUR	21,573	674	0
	02/2018		486	ZAR	6,704	53	0
	03/2018	PEN	1,011		$306	0	(5)
	03/2018	SGD	2,668		1,962	0	(35)
	04/2018	DKK	63,039		9,940	0	(279)
BPS	01/2018		4,178		616	0	(57)
	01/2018		$63	ARS	1,155	0	(2)
	02/2018		70		1,311	0	(1)
	03/2018	JPY	40,000		$358	1	0
	03/2018	MXN	32,700		1,564	0	(82)
	03/2018		$1,730	MXN	32,700	0	(84)
	03/2018		913	PEN	2,968	0	0
	04/2018	DKK	9,250		$1,371	0	(128)
	06/2018		$6	ARS	129	0	0
BRC	02/2018	EUR	220		$264	0	(1)
	03/2018		$2,364	CNH	15,725	40	0
CBK	01/2018		1,968	DKK	12,449	39	0
	01/2018		1,652	RUB	96,686	22	0
	02/2018	EUR	1,459		$1,723	0	(32)
	02/2018	JPY	390,000		3,441	0	(26)
	02/2018		$59	NOK	485	1	0
	03/2018	JPY	290,000		$2,602	20	0
	04/2018	DKK	12,449		1,979	0	(39)
	08/2018		$31	ARS	640	0	(1)
DUB	02/2018		1,354	CHF	1,338	23	0
	04/2018		511	DKK	3,240	14	0
	07/2018	BRL	2,080		$590	0	(25)
FBF	02/2018		$120	ARS	2,238	0	(3)
GLM	01/2018	BRL	3,649		$1,093	0	(7)
	01/2018		$1,100	BRL	3,649	2	(2)
	01/2018		1,969	DKK	12,360	23	0
	02/2018	CHF	71		$73	0	0
	02/2018	EUR	1,258		1,500	0	(13)
	02/2018	GBP	151		199	0	(6)
	02/2018	ILS	4,357		1,233	0	(21)
	02/2018	JPY	120,300		1,068	1	(2)
	02/2018		$281	ARS	5,215	0	(7)
	02/2018		1,089	BRL	3,649	7	0
	03/2018		686	MYR	2,894	26	0
	04/2018	DKK	10,303		$1,514	0	(156)
	04/2018	EUR	1,000		1,171	0	(38)
	04/2018		$368	KRW	418,011	24	0
HUS	01/2018	ARS	1,160		$63	2	0
	01/2018	CAD	232		185	1	0
	01/2018	DKK	1,880		276	0	(27)
	01/2018		$2,492	MXN	47,162	0	(103)
	02/2018	EUR	304		$356	0	(9)
	02/2018	JPY	135,500		1,210	5	0
	02/2018		$340	ILS	1,194	4	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2018		$35,104	JPY	3,956,095	$77	$0
	04/2018	DKK	2,563		$382	0	(34)
	08/2018		$63	ARS	1,303	0	(1)
JPM	01/2018	JPY	1,040,000		$9,301	63	0
	01/2018	NZD	166		114	0	(4)
	01/2018		$2,213	DKK	13,926	31	0
	01/2018		559	TRY	2,231	26	0
	02/2018	EUR	658		$781	0	(11)
	02/2018	GBP	181		245	1	0
	02/2018		$845	BRL	2,795	0	(5)
	02/2018		148	EUR	124	1	0
	02/2018		275	GBP	204	1	0
	02/2018		1,200	SEK	10,080	32	0
	02/2018	ZAR	6,246		$449	0	(54)
	04/2018	KRW	508,048		452	0	(25)
	04/2018		$1,828	DKK	11,300	4	0
	04/2018		357	KRW	402,268	20	0
MSB	01/2018	BRL	2,800		$894	50	0
	01/2018		$846	BRL	2,800	0	(2)
	02/2018	EUR	678		$806	0	(9)
	02/2018	JPY	130,000		1,148	0	(8)
	02/2018		$53	EUR	45	1	0
	02/2018		2,197	GBP	1,635	14	0
	03/2018	JPY	30,000		$268	1	0
	03/2018		$618	THB	20,459	11	0
	04/2018	BRL	5,000		$1,572	80	0
	04/2018	KRW	417,606		368	0	(24)
	04/2018		$95	KRW	106,827	5	0
	08/2018		8	ARS	156	0	0
NGF	03/2018		1,675	INR	110,109	39	0
RBC	01/2018		1,802	DKK	11,330	24	0
	02/2018	EUR	188		$224	0	(3)
	02/2018	SEK	740		89	0	(2)
	02/2018		$578	JPY	64,900	0	(1)
	04/2018	EUR	2,104		$2,460	0	(84)
SCX	01/2018	IDR	8,141,295		594	0	(7)
	01/2018		$1,197	IDR	16,281,126	5	0
	02/2018		1,326	EUR	1,116	16	0
SOG	01/2018	CAD	5,049		$3,949	0	(68)
	02/2018	SEK	68,830		8,275	0	(137)
	03/2018	CZK	12,391		508	0	(77)
	03/2018		$268	CZK	5,725	2	0
	08/2018		9	ARS	176	0	0
TOR	01/2018	DKK	2,356		$349	0	(31)
UAG	01/2018		$1,639	DKK	10,310	23	0
	01/2018		3,247	GBP	2,439	47	0
	02/2018	AUD	1,586		$1,212	0	(25)
	02/2018	EUR	358		422	0	(8)
	02/2018		$67	GBP	50	1	0
	03/2018		2,495	KRW	2,776,417	109	0
	04/2018	EUR	2,004		$2,350	0	(72)
	04/2018		$844	DKK	5,260	9	0

Total Forward Foreign Currency Contracts						$1,805	$(2,293)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$907	$17	$11
DUB	Call - OTC USD versus JPY		120.000	04/17/2020	667	12	9
GLM	Call - OTC USD versus JPY		120.000	04/20/2020	1,067	20	13

						$49	$33

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	03/14/2018	$	12,700	$11	$0
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		64,500	53	0

								$64	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2048	$	76.500	01/04/2018	$15,000	$1	$0

Total Purchased Options						$114	$33

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus KRW	KRW	1,075.000	04/25/2018	$	275	$(6)	$(7)
CBK	Put - OTC GBP versus USD	$	1.295	05/04/2018	GBP	1,827	(18)	(11)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	500	(27)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	1,200	(16)	(2)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	900	(86)	(7)
	Put - OTC USD versus BRL		3.892	07/02/2018		900	(87)	(143)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		1,067	(20)	(27)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		1,072	(22)	(27)

							$(282)	$(224)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	$102.125	02/06/2018	$ 2,800	$(6)	$(5)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.125	02/06/2018	2,800	(6)	(3)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	102.078	02/06/2018	2,800	(6)	(5)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.078	02/06/2018	2,800	(6)	(3)

					$(24)	$(16)

Total Written Options					$(306)	$(240)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.231%	$	100	$(3)	$0	$0	$(3)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231		1,000	(36)	2	0	(34)
BRC	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231		800	(28)	1	0	(27)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231		400	(14)	1	0	(13)
GST	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.231		700	(24)	1	0	(23)
	UST, Inc.	(0.720)	Quarterly	03/20/2018	0.038		1,000	0	(2)	0	(2)

								$(105)	$3	$0	$(102)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Brazil Government International Bond	1.000%	Quarterly	03/20/2023	1.69%	$	800	$(43)	$17	$0	$(26)
CBK	Shire Acquisitions Investments Ireland DAC«	1.000	Quarterly	12/20/2021	1.079	EUR	100	(4)	4	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	1.238%	$	300	$(19)	$16	$0	$(3)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373		900	2	0	2	0

								$(64)	$37	$2	$(29)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Floating rate equal to 3-Month AUD-LIBOR plus 0.362% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	09/26/2027	AUD	1,300	$1,031	$5	$(21)	$0	$(16)
	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/05/2027		800	630	(2)	(4)	0	(6)
CBK	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020	GBP	5,200	6,360	(10)	666	656	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		1,400	1,848	(5)	46	41	0
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026		300	366	0	38	38	0
GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		7,800	9,539	(15)	1,000	985	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.368% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/06/2027	AUD	262	205	1	(1)	0	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	600	732	18	58	76	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		1,500	1,834	(9)	198	189	0
TOR	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/21/2020		3,500	4,620	0	102	102	0

								$(17)	$2,082	$2,087	$(22)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	3-Month KRW-KORIBOR	2.005%	Quarterly	07/10/2027	KRW	2,520,100	$0	$37	$37	$0
SOG	Receive	3-Month KRW-KORIBOR	2.025	Quarterly	07/10/2027		2,606,500	0	33	33	0

								$0	$70	$70	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	Maturity	06/24/2019	$2	$0	$1	$1	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	Maturity	06/26/2019	3	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	Maturity	06/24/2019	2	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	Maturity	06/26/2019	3	0	(4)	0	(4)

							$0	$(4)	$2	$(6)

Total Swap Agreements							$(186)	$2,188	$2,161	$(159)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$857	$11	$0	$868	$(729)	$0	$(3)	$(732)	$136	$0	$136
BPS	1	0	0	1	(354)	(7)	(56)	(417)	(416)	297	(119)
BRC	40	0	0	40	(1)	0	(53)	(54)	(14)	96	82
CBK	82	0	697	779	(98)	(11)	(13)	(122)	657	32	689
DUB	37	9	40	86	(25)	0	(6)	(31)	55	0	55
FBF	0	0	0	0	(3)	(8)	(3)	(14)	(14)	0	(14)
GLM	83	13	985	1,081	(252)	(179)	0	(431)	650	322	972
GST	0	0	0	0	0	0	(25)	(25)	(25)	0	(25)
HUS	89	0	2	91	(174)	0	0	(174)	(83)	0	(83)
JPM	179	0	37	216	(99)	(35)	0	(134)	82	0	82
MSB	162	0	0	162	(43)	0	0	(43)	119	0	119
NGF	39	0	0	39	0	0	0	0	39	0	39
RBC	24	0	0	24	(90)	0	0	(90)	(66)	0	(66)
RYL	0	0	76	76	0	0	0	0	76	(10)	66
SCX	21	0	0	21	(7)	0	0	(7)	14	0	14
SOG	2	0	222	224	(282)	0	0	(282)	(58)	0	(58)
TOR	0	0	102	102	(31)	0	0	(31)	71	273	344
UAG	189	0	0	189	(105)	0	0	(105)	84	0	84

Total Over the Counter	$1,805	$33	$2,161	$3,999	$(2,293)	$(240)	$(159)	$(2,692)

(n)	Securities with an aggregate market value of $1,021 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$19	$19
Futures	0	0	0	0	287	287
Swap Agreements	0	1	0	0	116	117

	$0	$1	$0	$0	$422	$423

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,805	$0	$1,805
Purchased Options	0	0	0	33	0	33
Swap Agreements	0	2	0	2,089	70	2,161

	$0	$2	$0	$3,927	$70	$3,999

	$0	$3	$0	$3,927	$492	$4,422

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	98	98
Swap Agreements	0	3	0	0	134	137

	$0	$3	$0	$0	$233	$236

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,293	$0	$2,293
Written Options	0	0	0	224	16	240
Swap Agreements	0	131	0	28	0	159

	$0	$131	$0	$2,545	$16	$2,692

	$0	$134	$0	$2,545	$249	$2,928

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(16)	$(16)
Written Options	0	0	0	0	12	12
Futures	0	0	0	0	1,566	1,566
Swap Agreements	0	(388)	0	0	7,446	7,058

	$0	$(388)	$0	$0	$9,008	$8,620

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,297	$0	$3,297
Purchased Options	0	0	0	(59)	41	(18)
Written Options	0	0	0	267	(246)	21
Swap Agreements	0	(30)	0	375	13	358

	$0	$(30)	$0	$3,880	$(192)	$3,658

	$0	$(418)	$0	$3,880	$8,816	$12,278

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	13	13
Futures	0	0	0	0	(52)	(52)
Swap Agreements	0	(39)	0	0	(7,727)	(7,766)

	$0	$(39)	$0	$0	$(7,763)	$(7,802)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	27

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,783)	$0	$(2,783)
Purchased Options	0	0	0	(16)	(169)	(185)
Written Options	0	0	0	(125)	289	164
Swap Agreements	0	132	0	3,593	36	3,761

	$0	$132	$0	$669	$156	$957

	$0	$93	$0	$669	$(7,607)	$(6,845)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$794	$0	$794
Australia
Corporate Bonds & Notes	0	618	0	618
Sovereign Issues	0	676	0	676
Bermuda
Loan Participations and Assignments	0	0	2,005	2,005
Brazil
Corporate Bonds & Notes	0	1,870	0	1,870
Sovereign Issues	0	1,484	0	1,484
Canada
Corporate Bonds & Notes	0	3,606	0	3,606
Non-Agency Mortgage-Backed Securities	0	821	0	821
Sovereign Issues	0	7,876	0	7,876
Cayman Islands
Asset-Backed Securities	0	9,026	0	9,026
Corporate Bonds & Notes	0	298	0	298
Czech Republic
Sovereign Issues	0	575	0	575
Denmark
Corporate Bonds & Notes	0	15,986	0	15,986
France
Corporate Bonds & Notes	0	4,333	0	4,333
Sovereign Issues	0	7,304	0	7,304
Germany
Corporate Bonds & Notes	0	2,106	0	2,106
Guernsey, Channel Islands
Corporate Bonds & Notes	0	882	0	882
Ireland
Asset-Backed Securities	0	1,565	0	1,565
Corporate Bonds & Notes	0	595	0	595
Sovereign Issues	0	1,388	0	1,388
Italy
Asset-Backed Securities	0	514	0	514
Corporate Bonds & Notes	0	1,974	0	1,974
Non-Agency Mortgage-Backed Securities	0	100	0	100
Sovereign Issues	0	5,583	0	5,583
Japan
Corporate Bonds & Notes	0	2,321	0	2,321
Sovereign Issues	0	7,929	0	7,929
Kuwait
Sovereign Issues	0	2,127	0	2,127
Luxembourg
Corporate Bonds & Notes	0	1,480	0	1,480
Netherlands
Asset-Backed Securities	0	362	0	362
Corporate Bonds & Notes	0	5,564	0	5,564
Norway
Corporate Bonds & Notes	0	599	0	599
Sovereign Issues	0	213	0	213

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Peru
Sovereign Issues	$0	$609	$0	$609
Poland
Sovereign Issues	0	570	0	570
Portugal
Corporate Bonds & Notes	0	146	0	146
Qatar
Sovereign Issues	0	211	0	211
Saudi Arabia
Sovereign Issues	0	3,038	0	3,038
Singapore
Corporate Bonds & Notes	0	194	0	194
Slovenia
Sovereign Issues	0	1,126	0	1,126
South Korea
Corporate Bonds & Notes	0	195	0	195
Spain
Corporate Bonds & Notes	0	1,075	0	1,075
Sovereign Issues	0	6,267	0	6,267
Supranational
Corporate Bonds & Notes	0	1,159	0	1,159
Sweden
Corporate Bonds & Notes	0	11,909	0	11,909
Switzerland
Corporate Bonds & Notes	0	2,684	0	2,684
Sovereign Issues	0	155	0	155
United Arab Emirates
Sovereign Issues	0	1,177	0	1,177
United Kingdom
Corporate Bonds & Notes	0	12,730	0	12,730
Non-Agency Mortgage-Backed Securities	0	3,260	0	3,260
Sovereign Issues	0	5,158	0	5,158
United States
Asset-Backed Securities	0	7,261	0	7,261
Corporate Bonds & Notes	0	30,345	0	30,345
Loan Participations and Assignments	0	784	0	784
Municipal Bonds & Notes	0	2,044	0	2,044
Non-Agency Mortgage-Backed Securities	0	12,647	83	12,730
Preferred Securities	77	0	0	77
U.S. Government Agencies	0	47,584	0	47,584
U.S. Government Agencies	0	0	0	0
U.S. Treasury Obligations	0	13,587	0	13,587
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Repurchase Agreements	0	301	0	301
Argentina Treasury Bills	0	1,243	0	1,243
Italy Treasury Bills	0	9,131	0	9,131
Japan Treasury Bills	0	17,042	0	17,042

	$77	$284,902	$2,088	$287,067

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,125	$0	$0	$8,125

Total Investments	$8,202	$284,902	$2,088	$295,192

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	306	117	0	423
Over the counter	0	3,999	0	3,999

	$306	$4,116	$0	$4,422

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(99)	$(137)	$0	$(236)
Over the counter	0	(2,692)	0	(2,692)

	$(99)	$(2,829)	$0	$(2,928)

Total Financial Derivative Instruments	$207	$1,287	$0	$1,494

Totals	$8,409	$286,189	$2,088	$296,686

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short Asset Portfolio (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$3,310	$0	$0	$(3)	$3,307	$9	$1

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,644	$99,623	$(102,450)	$(1)	$2	$4,818	$23	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders,  in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2017 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities  Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign  (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to

ANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$742,886	$746,286	$124,911	$74,487

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	132	$1,592	357	$4,337
Administrative Class	2,627	31,692	3,271	38,794
Advisor Class	576	6,981	345	4,034
Issued as reinvestment of distributions
Institutional Class	17	211	10	120
Administrative Class	324	3,951	261	3,108
Advisor Class	46	557	41	485
Cost of shares redeemed
Institutional Class	(130)	(1,579)	(111)	(1,313)
Administrative Class	(3,946)	(47,698)	(4,260)	(50,490)
Advisor Class	(936)	(11,303)	(779)	(9,246)
Net increase (decrease) resulting from Portfolio share transactions	(1,290)	$(15,596)	(865)	$(10,171)

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 65% of the Portfolio. One of the shareholders is a related party and comprises 30% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2017	47

Notes to Financial Statements (Cont.)

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)
PIMCO Global Bond Portfolio (Unhedged)	$13,075	$587	$2,210	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Bond Portfolio (Unhedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Bond Portfolio (Unhedged)	$294,946	$12,022	$(7,535)	$4,487

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Bond Portfolio (Unhedged)	$4,719	$0	$0	$3,713	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

48	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Bond Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2017	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
AUD	Australian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	THB	Thai Baht
CZK	Czech Koruna	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over the Counter
CBOT	Chicago Board of Trade

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR01M	1 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CPI	Consumer Price Index	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor
ATM	At-the-money	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

50	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Bond Portfolio (Unhedged)	0.00%	2.83%	$4,719	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	DECEMBER 31, 2017	51

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	DECEMBER 31, 2017	53

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

54	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2017	55

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

ANNUAL REPORT	DECEMBER 31, 2017	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

ANNUAL REPORT	DECEMBER 31, 2017	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2017	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Global Diversified Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20171§

PIMCO Total Return Fund IV	15.3%
PIMCO Short-Term Fund	15.3%
PIMCO StocksPLUS® International Fund (Unhedged)	10.2%
PIMCO Short-Term Floating NAV Portfolio III	8.2%
PIMCO Income Fund	5.1%
PIMCO Investment Grade Corporate Bond Fund	5.1%
PIMCO Real Return Fund	5.1%
PIMCO RAE Fundamental PLUS EMG Fund	5.1%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.1%
PIMCO RAE Fundamental International Fund	5.1%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	16.87%	7.00%	6.40%
PIMCO Global Diversified Allocation Portfolio Advisor Class	16.86%	—	6.03%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	14.52%	7.86%	7.69%
MSCI World Index±±	22.40%	11.64%	11.14%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.59% for Administrative Class shares, and 1.69% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index, by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Equities contributed to absolute performance, as each underlying PIMCO equity fund posted positive returns and equity derivatives contributed positive returns.

»	Fixed income contributed to absolute performance, as each underlying PIMCO fixed income fund posted positive returns.

»	The Portfolio’s volatility management strategy, which used futures on the S&P 500 Index to increase exposure to equities, contributed to absolute and relative performance, as the S&P 500 rallied.

»	Put options on the S&P 500 Index, used for tail risk hedging, detracted from performance, as the S&P 500 Index rallied.

»	Fixed income active management contributed to absolute and relative returns, as each underlying PIMCO fixed income fund outperformed its benchmark.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,085.30	$2.46	$1,000.00	$1,022.71	$2.38	0.47%
Advisor Class	1,000.00	1,086.30	2.98	1,000.00	1,022.21	2.89	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Administrative Class
12/31/2017	$9.66	$0.29	$1.33	$1.62	$(0.31)	$0.00	$0.00	$(0.31)
12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)
12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)
12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	0.00	(0.59)
12/31/2013	10.00	0.49	0.64	1.13	(0.37)	(0.33)	0.00	(0.70)
Advisor Class
12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)
12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)
12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)
12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	0.00	(0.59)
04/30/2013 - 12/31/2013	10.64	0.65	(0.16)	0.49	(0.40)	(0.33)	0.00	(0.73)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waiver associated with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.97	16.87%	$838,361	0.47%		1.00%		0.47%		1.00%		2.83%		2%
9.66	7.81	645,013	0.46		1.00		0.46		1.00		1.77		22
9.13	(5.57)	510,615	0.46		1.00		0.46		1.00		2.89		17
10.45	5.87	399,133	0.40		1.00		0.40		1.00		3.87		3
10.43	11.38	285,997	0.47		1.00		0.47		1.00		4.70		43

10.92	16.86	151,288	0.57		1.10		0.57		1.10		2.77		2
9.61	7.64	109,396	0.56		1.10		0.56		1.10		1.67		22
9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17
10.40	5.65	41,809	0.50		1.10		0.50		1.10		4.94		3
10.40	4.75	11,958	0.57	*	1.10	*	0.57	*	1.10	*	9.15	*	43

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$430
Investments in Affiliates	972,928
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,186
Cash	1
Deposits with counterparty	15,176
Receivable for investments sold	1,690
Receivable for Portfolio shares sold	277
Interest and/or dividends receivable	16
Dividends receivable from Affiliates	1,191
Total Assets	1,001,895

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,608
Payable for investments in Affiliates purchased	9,732
Payable for Portfolio shares redeemed	479
Accrued supervisory and administrative fees	279
Accrued distribution fees	33
Accrued servicing fees	110
Other liabilities	5
Total Liabilities	12,246

Net Assets	$989,649

Net Assets Consist of:
Paid in capital	$916,789
Undistributed (overdistributed) net investment income	(13)
Accumulated undistributed net realized gain (loss)	12,339
Net unrealized appreciation (depreciation)	60,534

Net Assets	$989,649

Net Assets:
Administrative Class	$838,361
Advisor Class	151,288

Shares Issued and Outstanding:
Administrative Class	76,400
Advisor Class	13,859

Net Asset Value Per Share Outstanding:
Administrative Class	$10.97
Advisor Class	10.92

Cost of investments in securities	$430
Cost of investments in Affiliates	$915,938
Cost or premiums of financial derivative instruments, net	$10,430

* Includes repurchase agreements of:	$430

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$140
Dividends from Investments in Affiliates	29,047
Total Income	29,187

Expenses:
Investment advisory fees	3,970
Supervisory and administrative fees	3,529
Servicing fees - Administrative Class	1,131
Distribution and/or servicing fees - Advisor Class	320
Trustee fees	21
Total Expenses	8,971
Waiver and/or Reimbursement by PIMCO	(4,645)
Net Expenses	4,326

Net Investment Income (Loss)	24,861

Net Realized Gain (Loss):
Investments in Affiliates	220
Net capital gain distributions received from Affiliate investments	1,404
Exchange-traded or centrally cleared financial derivative instruments	48,732

Net Realized Gain (Loss)	50,356

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	58,593
Exchange-traded or centrally cleared financial derivative instruments	3,539

Net Change in Unrealized Appreciation (Depreciation)	62,132

Net Increase (Decrease) in Net Assets Resulting from Operations	$137,349

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$24,861	$11,300
Net realized gain (loss)	50,356	(35,601)
Net change in unrealized appreciation (depreciation)	62,132	75,468

Net Increase (Decrease) in Net Assets Resulting from Operations	137,349	51,167

Distributions to Shareholders:
From net investment income
Administrative Class	(22,908)	(9,550)
Advisor Class	(3,893)	(1,561)
From net realized capital gains
Administrative Class	0	(1,318)
Advisor Class	0	(224)
Tax basis return of capital
Administrative Class	0	(335)
Advisor Class	0	(57)

Total Distributions(a)	(26,801)	(13,045)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	124,692	123,932

Total Increase (Decrease) in Net Assets	235,240	162,054

Net Assets:
Beginning of year	754,409	592,355
End of year*	$989,649	$754,409

* Including undistributed (overdistributed) net investment income of:	$(13)	$(15)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2017

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$430

Total Short-Term Instruments (Cost $430)		430

Total Investments in Securities (Cost $430)		430

	SHARES
INVESTMENTS IN AFFILIATES 98.3%

MUTUAL FUNDS (a) 90.2%
PIMCO Emerging Markets Bond Fund	2,811,340	29,856
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	2,786,474	29,732
PIMCO Global Advantage® Strategy Bond Fund	3,672,992	39,742

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	4,013,108	$49,803
PIMCO Investment Grade Corporate Bond Fund	4,720,774	49,757
PIMCO RAE Fundamental International Fund	4,435,876	49,416
PIMCO RAE Fundamental PLUS EMG Fund	4,416,453	49,685
PIMCO RAE Fundamental PLUS Small Fund	4,132,656	49,137
PIMCO Real Return Fund	4,496,146	49,727
PIMCO Short-Term Fund	15,068,330	148,724
PIMCO StocksPLUS® Fund	4,308,302	49,244
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5,844,780	49,505
PIMCO StocksPLUS® International Fund (Unhedged)	14,307,599	99,438
PIMCO Total Return Fund IV	14,206,724	148,887

Total Mutual Funds (Cost $835,669)		892,653

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.1%
PIMCO Short-Term Floating NAV Portfolio III	8,120,903	$80,275

Total Short-Term Instruments (Cost $80,269)		80,275

Total Investments in Affiliates (Cost $915,938)		972,928

Total Investments 98.4% (Cost $916,368)		$973,358

Financial Derivative Instruments (c) 0.9% (Cost or Premiums, net $10,430)		8,578

Other Assets and Liabilities, net 0.8%		7,713

Net Assets 100.0%		$989,649

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$430	U.S. Treasury Notes 1.375% due 06/30/2023	$(442)	$430	$430

Total Repurchase Agreements						$(442)	$430	$430

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$430	$0	$0	$430	$(442)	$(12)

Total Borrowings and Other Financing Transactions	$430	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$1,850.000	12/21/2018	900	$90	$1,486	$1,394
Put - CBOE S&P 500	2,125.000	12/21/2018	900	90	3,061	2,974
Put - CBOE S&P 500	2,375.000	12/21/2018	900	90	5,883	5,818

					$10,430	$10,186

Total Purchased Options					$10,430	$10,186

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2018	3,316	$443,681	$3,788	$0	$(1,608)

Total Futures Contracts				$3,788	$0	$(1,608)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10,186	$0	$0	$10,186	$0	$(1,608)	$0	$(1,608)

Cash of $15,176 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10,186	$0	$0	$10,186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,608	$0	$0	$1,608

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(19,107)	$0	$0	$(19,107)
Futures	0	0	67,839	0	0	67,839

	$0	$0	$48,732	$0	$0	$48,732

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,037)	$0	$0	$(1,037)
Futures	0	0	4,576	0	0	4,576

	$0	$0	$3,539	$0	$0	$3,539

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$430	$0	$430

	$0	$430	$0	$430

Investments in Affiliates, at Value
Mutual Funds	892,653	0	0	892,653
Short-Term Instruments
Central Funds Used for Cash Management Purposes	80,275	0	0	80,275

	$972,928	$0	$0	$972,928

Total Investments	$972,928	$430	$0	$973,358

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10,186	$0	$10,186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1,608)	$0	$0	$(1,608)

Total Financial Derivative Instruments	$(1,608)	$10,186	$0	$8,578

Totals	$971,320	$10,616	$0	$981,936

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

ANNUAL REPORT	DECEMBER 31, 2017	17

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

ANNUAL REPORT	DECEMBER 31, 2017	19

Notes to Financial Statements (Cont.)

on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Bond Fund	$22,670	$5,740	$(28)	$(1)	$1,475	$29,856	$1,075	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	22,577	6,592	0	0	563	29,732	360	0
PIMCO Global Advantage® Strategy Bond Fund	30,147	7,403	(15)	0	2,207	39,742	378	0
PIMCO Income Fund	37,789	10,580	0	0	1,434	49,803	2,110	0
PIMCO Investment Grade Corporate Bond Fund	37,790	10,699	0	0	1,268	49,757	1,818	187
PIMCO RAE Fundamental International Fund	37,672	5,465	(2,219)	87	8,411	49,416	1,222	30
PIMCO RAE Fundamental PLUS EMG Fund	37,672	10,195	(6,928)	469	8,277	49,685	3,363	0
PIMCO RAE Fundamental PLUS Small Fund	37,394	14,699	(4,495)	(347)	1,886	49,137	4,275	0
PIMCO Real Return Fund	37,754	11,396	0	0	577	49,727	1,078	0
PIMCO Short-Term Fund	112,917	34,479	0	0	1,328	148,724	1,817	0
PIMCO Short-Term Floating NAV Portfolio III	65,408	280,569	(265,700)	(13)	11	80,275	969	0
PIMCO StocksPLUS® Fund	37,435	4,863	(1,333)	101	8,178	49,244	640	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	37,740	8,884	(1,273)	18	4,136	49,505	3,395	0
PIMCO StocksPLUS® International Fund (Unhedged)	75,571	11,782	(3,285)	(94)	15,464	99,438	4,231	1,187
PIMCO Total Return Fund IV	113,146	32,363	0	0	3,378	148,887	2,316	0
Totals	$743,682	$455,709	$(285,276)	$220	$58,593	$972,928	$29,047	$1,404

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during

ANNUAL REPORT	DECEMBER 31, 2017	21

Notes to Financial Statements (Cont.)

the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests

ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements (Cont.)

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017, the amount was $4,644,902.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$186,901	$19,576

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	18,253	$187,958	18,823	$176,187
Advisor Class	2,621	27,284	2,885	26,505
Issued as reinvestment of distributions
Administrative Class	2,145	22,908	1,177	11,203
Advisor Class	366	3,893	194	1,842
Cost of shares redeemed
Administrative Class	(10,774)	(112,103)	(9,162)	(85,369)
Advisor Class	(510)	(5,248)	(695)	(6,436)
Net increase (decrease) resulting from Portfolio share transactions	12,101	$124,692	13,222	$123,932

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Global Diversified Allocation Portfolio	$14,280	$6,375	$52,218	$(13)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and options for federal income tax, purposes.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Diversified Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Diversified Allocation Portfolio	$935,113	$54,148	$(1,930)	$52,218

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and options.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Diversified Allocation Portfolio	$26,801	$0	$0	$11,111	$1,542	$392

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Diversified Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2017	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Diversified Allocation Portfolio	0.00%	4.49%	$70	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	33

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	35

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

36	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT09AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Global Multi-Asset Managed Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

U.S. Government Agencies	26.2%
U.S. Treasury Obligations	25.2%
Mutual Funds	12.9%
Sovereign Issues	9.6%
Short-Term Instruments‡	8.6%
Corporate Bonds & Notes	8.0%
Common Stocks	3.1%
Asset-Backed Securities	3.0%
Exchange-Traded Funds	2.7%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	Inception≈
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	14.24%	2.87%	3.15%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	14.08%	2.71%	5.72%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	13.99%	2.62%	5.63%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	14.52%	7.86%	9.56%♦
MSCI World Index±±	22.40%	11.64%	13.06%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund Expenses), were 1.19% for Institutional Class shares, 1.34% for Administrative Class shares, and 1.44% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to Japanese equities contributed to relative performance, as these securities generally gained value.

»

Overweight exposure to U.S. inflation-linked investments contributed to relative performance. While real duration positioning was a slight detractor, the total return contribution from yields was enough to offset that impact.

»	Overweight exposure to securitized debt, specifically non-agency mortgage-backed securities, contributed to relative performance, as these securities generally posted positive returns.

»	Exposure to emerging market duration, primarily through Argentinian and Brazilian interest rates, contributed to performance, as yields fell.

»	Underweight exposure to U.S. equities, specifically the information technology sector, detracted from relative performance, as these securities generally gained value.

»	Underweight exposure to investment grade credit detracted from relative performance, as these securities generally gained value.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,063.50	$4.66	$1,000.00	$1,020.56	$4.56	0.90%
Administrative Class	1,000.00	1,062.20	5.43	1,000.00	1,019.80	5.32	1.05
Advisor Class	1,000.00	1,061.90	5.94	1,000.00	1,019.30	5.82	1.15

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
12/31/2017	$11.50	$0.27	$1.36	$1.63	$(0.30)	$0.00	$0.00	$(0.30)
12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)
12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)
12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
12/31/2013	12.71	0.34	(1.31)	(0.97)	(0.30)	0.00	(0.10)	(0.40)
Administrative Class
12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)
12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)
12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
12/31/2013	12.71	0.29	(1.28)	(0.99)	(0.29)	0.00	(0.10)	(0.39)
Advisor Class
12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)
12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)
12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)
12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)
12/31/2013	12.76	0.27	(1.27)	(1.00)	(0.28)	0.00	(0.10)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.83	14.24%	$1,789	0.88%	1.03%	0.84%	0.99%	2.20%	381%
11.50	4.20	1,571	0.82	1.01	0.79	0.98	2.31	412
11.33	(0.05)	1,515	0.74	1.03	0.69	0.98	3.01	367
11.57	4.86	2,052	0.55	0.98	0.53	0.96	3.13	391
11.34	(7.68)	1,737	0.53	0.99	0.52	0.98	2.83	116

12.83	14.08	190,344	1.03	1.18	0.99	1.14	2.01	381
11.50	4.04	191,628	0.97	1.16	0.94	1.13	2.16	412
11.33	(0.14)	219,433	0.89	1.18	0.84	1.13	2.46	367
11.56	4.70	248,087	0.70	1.13	0.68	1.11	2.82	391
11.33	(7.87)	304,038	0.68	1.14	0.67	1.13	2.41	116

12.89	13.99	549,934	1.13	1.28	1.09	1.24	1.90	381
11.55	3.92	569,112	1.07	1.26	1.04	1.23	2.07	412
11.38	(0.26)	625,067	0.99	1.28	0.94	1.23	2.23	367
11.61	4.57	899,657	0.80	1.23	0.78	1.21	2.69	391
11.38	(7.91)	1,168,630	0.78	1.24	0.77	1.23	2.27	116

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$898,469
Investments in Affiliates	135,198
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,538
Over the counter	4,374
Cash	2
Deposits with counterparty	4,483
Foreign currency, at value	8,682
Receivable for investments sold	16
Receivable for investments sold on a delayed-delivery basis	303
Receivable for TBA investments sold	512,953
Interest and/or dividends receivable	2,535
Dividends receivable from Affiliates	350
Reimbursement receivable from PIMCO	25
Total Assets	1,569,928

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$20,625
Payable for sale-buyback transactions	12,388
Payable for short sales	69,025
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,437
Over the counter	5,345
Payable for investments purchased	1,253
Payable for investments in Affiliates purchased	350
Payable for TBA investments purchased	711,188
Deposits from counterparty	2,123
Payable for Portfolio shares redeemed	414
Accrued investment advisory fees	523
Accrued supervisory and administrative fees	40
Accrued distribution fees	121
Accrued servicing fees	25
Other liabilities	4
Total Liabilities	827,861

Net Assets	$742,067

Net Assets Consist of:
Paid in capital	$682,582
Undistributed (overdistributed) net investment income	2,770
Accumulated undistributed net realized gain (loss)	45,643
Net unrealized appreciation (depreciation)	11,072

Net Assets	$742,067

Net Assets:
Institutional Class	$1,789
Administrative Class	190,344
Advisor Class	549,934

Shares Issued and Outstanding:
Institutional Class	139
Administrative Class	14,834
Advisor Class	42,669

Net Asset Value Per Share Outstanding:
Institutional Class	$12.83
Administrative Class	12.83
Advisor Class	12.89

Cost of investments in securities	$894,751
Cost of investments in Affiliates	$128,069
Cost of foreign currency held	$8,683
Proceeds received on short sales	$68,722
Cost or premiums of financial derivative instruments, net	$(4,488)

* Includes repurchase agreements of:	$40,881

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$14,296
Dividends, net of foreign taxes*	1,827
Dividends from Investments in Affiliates	6,880
Total Income	23,003

Expenses:
Investment advisory fees	7,021
Supervisory and administrative fees	460
Servicing fees - Administrative Class	291
Distribution and/or servicing fees - Advisor Class	1,406
Trustee fees	20
Interest expense	334
Total Expenses	9,532
Waiver and/or Reimbursement by PIMCO	(1,163)
Net Expenses	8,369

Net Investment Income (Loss)	14,634

Net Realized Gain (Loss):
Investments in securities	(1,029)
Investments in Affiliates	(1,135)
Net capital gain distributions received from Affiliate investments	894
Exchange-traded or centrally cleared financial derivative instruments	61,635
Over the counter financial derivative instruments	(5,729)
Short sales	16
Foreign currency	418

Net Realized Gain (Loss)	55,070

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	14,661
Investments in Affiliates	6,531
Exchange-traded or centrally cleared financial derivative instruments	(2,870)
Over the counter financial derivative instruments	11,763
Short sales	(375)
Foreign currency assets and liabilities	294

Net Change in Unrealized Appreciation (Depreciation)	30,004

Net Increase (Decrease) in Net Assets Resulting from Operations	$99,708

* Foreign tax withholdings - Dividends	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$14,634	$16,549
Net realized gain (loss)	55,070	(9,989)
Net change in unrealized appreciation (depreciation)	30,004	22,251

Net Increase (Decrease) in Net Assets Resulting from Operations	99,708	28,811

Distributions to Shareholders:
From net investment income
Institutional Class	(41)	0
Administrative Class	(4,291)	0
Advisor Class	(11,870)	0
Tax basis return of capital
Institutional Class	0	(40)
Administrative Class	0	(4,801)
Advisor Class	0	(13,660)

Total Distributions(a)	(16,202)	(18,501)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(103,750)	(94,014)

Total Increase (Decrease) in Net Assets	(20,244)	(83,704)

Net Assets:
Beginning of year	762,311	846,015
End of year*	$742,067	$762,311

* Including undistributed (overdistributed) net investment income of:	$2,770	$9,226

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Energy Future Intermediate Holding Co. LLC
4.501% due 06/30/2018 ~		$150	$151
Petroleo Global Trading
3.597% due 02/19/2020 «~		800	793

Total Loan Participations and Assignments (Cost $926)			944

CORPORATE BONDS & NOTES 11.1%

BANKING & FINANCE 6.5%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		2,100	2,134
4.250% due 07/01/2020		900	934
Ally Financial, Inc.
3.250% due 02/13/2018		300	300
3.500% due 01/27/2019		700	705
3.600% due 05/21/2018		900	904
8.000% due 12/31/2018		200	210
8.000% due 11/01/2031		800	1,044
American Honda Finance Corp.
1.741% (US0003M + 0.350%) due 11/05/2021 ~		500	501
Barclays PLC
7.000% due 09/15/2019 •(f)(h)	GBP	300	427
8.250% due 12/15/2018 •(f)(h)		$1,300	1,365
BRFkredit A/S
2.500% due 10/01/2047	DKK	10	2
4.000% due 01/01/2018		2,000	322
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$800	826
CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		200	199
Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,549
Dexia Credit Local S.A.
2.375% due 09/20/2022		2,800	2,770
Ford Motor Credit Co. LLC
2.379% (US0003M + 0.830%) due 03/12/2019 ~		700	704
Goldman Sachs Group, Inc.
2.788% (US0003M + 1.200%) due 09/15/2020 ~		6,200	6,320
2.876% due 10/31/2022 •		600	599
Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019		300	304
ING Bank NV
2.625% due 12/05/2022		1,000	1,002
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,100	2,650
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(f)(h)	GBP	1,900	2,710
MetLife, Inc.
6.817% due 08/15/2018		$100	103
Navient Corp.
4.875% due 06/17/2019		1,200	1,223
5.500% due 01/15/2019		1,400	1,428
8.000% due 03/25/2020		400	434
Nordea Kredit Realkreditaktieselskab
2.000% due 01/01/2018	DKK	200	32
2.500% due 10/01/2047		3	1
Nykredit Realkredit A/S
2.500% due 10/01/2047		17	3
Realkredit Danmark A/S
1.000% due 01/01/2018		1,000	161
1.000% due 04/01/2018		3,200	518
2.000% due 01/01/2018		5,000	806
2.500% due 07/01/2047		100	17
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	3,670	4,526

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Bank of India
2.297% (US0003M + 0.950%) due 04/06/2020 ~		$1,600	$1,604
UBS AG
1.835% (US0003M + 0.320%) due 12/07/2018 ~		200	200
2.450% due 12/01/2020		3,300	3,292
4.750% due 05/22/2023 •(h)		3,500	3,531

			48,360

INDUSTRIALS 2.1%
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~		1,100	1,106
Dell International LLC
3.480% due 06/01/2019		3,320	3,362
4.420% due 06/15/2021		800	834
Delta Air Lines, Inc.
2.875% due 03/13/2020		900	906
eBay, Inc.
2.750% due 01/30/2023		500	496
Enbridge, Inc.
1.750% (US0003M + 0.400%) due 01/10/2020 ~		1,300	1,302
Kinder Morgan, Inc.
7.250% due 06/01/2018		100	102
Mylan NV
3.750% due 12/15/2020		500	511
Pioneer Natural Resources Co.
6.875% due 05/01/2018		400	406
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019		100	105
Time Warner Cable LLC
8.750% due 02/14/2019		3,500	3,733
VMware, Inc.
2.950% due 08/21/2022		280	280
3.900% due 08/21/2027		200	202
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		900	897
2.450% due 11/20/2019		900	900

			15,142

UTILITIES 2.5%
AT&T, Inc.
2.009% (US0003M + 0.650%) due 01/15/2020 ~		1,480	1,489
2.309% (US0003M + 0.950%) due 07/15/2021 ~		3,900	3,956
5.150% due 02/14/2050		1,200	1,211
5.300% due 08/14/2058		400	403
Gazprom OAO Via Gaz Capital S.A.
4.625% due 10/15/2018	EUR	550	681
Petrobras Global Finance BV
6.125% due 01/17/2022		$2,700	2,872
7.250% due 03/17/2044		3,700	3,857
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~		1,100	1,102
Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019		300	298
Verizon Communications, Inc.
1.996% (US0003M + 0.550%) due 05/22/2020 ~		200	201
3.376% due 02/15/2025		2,752	2,766

			18,836

Total Corporate Bonds & Notes (Cost $81,116)			82,338

U.S. GOVERNMENT AGENCIES 36.4%
Fannie Mae
3.488% (US0012M + 1.732%) due 05/01/2038 ~		2,710	2,850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.500% due 02/01/2033 - 03/01/2048	$124,800	$128,071
4.000% due 02/01/2048 - 03/01/2048	133,500	139,489

Total U.S. Government Agencies (Cost $269,750)		270,410

U.S. TREASURY OBLIGATIONS 35.2%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2019	4,411	4,402
0.125% due 04/15/2020	18,654	18,623
0.125% due 04/15/2021	16,104	16,048
0.125% due 07/15/2026	18,677	18,269
0.250% due 01/15/2025	7,217	7,159
0.375% due 07/15/2023	297	299
0.375% due 07/15/2025	7,291	7,310
0.375% due 07/15/2027	28,769	28,645
0.625% due 01/15/2024	1,839	1,873
0.625% due 01/15/2026	7,443	7,570
0.875% due 02/15/2047	9,646	10,050
1.250% due 07/15/2020	2,262	2,337
1.625% due 01/15/2018 (m)	1,177	1,178
1.875% due 07/15/2019 (m)	693	715
2.125% due 02/15/2040	4,542	5,923
2.375% due 01/15/2025	20,231	23,073
2.500% due 01/15/2029	1,873	2,275
3.375% due 04/15/2032	1,436	1,989
3.625% due 04/15/2028	1,168	1,535
3.875% due 04/15/2029	2,327	3,178
U.S. Treasury Notes
1.875% due 02/28/2022 (m)(o)	33,400	33,040
1.875% due 04/30/2022 (o)	100	99
2.000% due 02/15/2025	5,600	5,474
2.125% due 03/31/2024 (k)	26,900	26,624
2.125% due 07/31/2024 (o)	6,400	6,324
2.250% due 11/15/2024	4,900	4,874
2.500% due 05/15/2024 (k)(o)	11,300	11,427
2.750% due 02/15/2024 (k)(o)	10,200	10,467

Total U.S. Treasury Obligations (Cost $261,721)		260,780

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Alliance Bancorp Trust
1.792% (US0001M + 0.240%) due 07/25/2037 ~	567	467
Bear Stearns Adjustable Rate Mortgage Trust
3.312% due 02/25/2036 ^~	75	74
3.703% due 07/25/2036 ^~	302	292
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036	531	469
Residential Accredit Loans, Inc. Trust
1.732% (US0001M + 0.180%) due 06/25/2046 ~	296	139
Residential Asset Securitization Trust
1.952% (US0001M + 0.400%) due 05/25/2035 ~	681	593
WaMu Mortgage Pass-Through Certificates Trust
1.882% (US0001M + 0.330%) due 01/25/2045 ~	3,811	3,795

Total Non-Agency Mortgage-Backed Securities (Cost $5,818)		5,829

ASSET-BACKED SECURITIES 4.2%
ACE Securities Corp. Home Equity Loan Trust
3.352% (US0001M + 1.800%) due 06/25/2034 ~	185	180
Ares CLO Ltd.
2.648% (US0003M + 1.180%) due 08/28/2025 ~	400	401
Argent Mortgage Loan Trust
1.792% (LIBOR01M + 0.240%) due 05/25/2035 ~	969	878

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities Trust
1.702% (US0001M + 0.150%) due 07/25/2036 ~	$636	$539
Cavalry CLO Ltd.
2.209% (US0003M + 0.850%) due 10/15/2026 ~	400	401
CIT Mortgage Loan Trust
2.902% (LIBOR01M + 1.350%) due 10/25/2037 ~	3,153	3,176
Countrywide Asset-Backed Certificates
1.692% (US0001M + 0.140%) due 05/25/2035 ~	787	717
1.802% (US0001M + 0.250%) due 03/25/2037 ~	700	640
CVP Cascade CLO Ltd.
2.509% (US0003M + 1.150%) due 01/16/2026 ~	700	702
Dryden Senior Loan Fund
2.259% (US0003M + 0.900%) due 10/15/2027 ~	1,600	1,603
First Franklin Mortgage Loan Trust
2.022% (US0001M + 0.470%) due 11/25/2036 ~	1,600	1,418
Fremont Home Loan Trust
1.687% (US0001M + 0.135%) due 10/25/2036 ~	1,222	1,103
1.702% (US0001M + 0.150%) due 10/25/2036 ~	2,612	1,367
Halcyon Loan Advisors Funding Ltd.
2.283% (US0003M + 0.920%) due 04/20/2027 ~	600	600
IndyMac Mortgage Loan Trust
1.622% (US0001M + 0.070%) due 07/25/2036 ~	1,108	530
Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~	860	608
Lehman XS Trust
1.712% (US0001M + 0.160%) due 05/25/2036 ~	1,214	1,198
5.227% due 06/25/2036	748	736
Lockwood Grove CLO Ltd.
2.837% (US0003M + 1.470%) due 04/25/2025 ~	1,200	1,209
Long Beach Mortgage Loan Trust
1.852% (US0001M + 0.300%) due 01/25/2036 ~	1,900	1,499
Morgan Stanley ABS Capital, Inc. Trust
2.527% (US0001M + 0.975%) due 07/25/2035 ~	80	81
Navient Student Loan Trust
2.702% (US0001M + 1.150%) due 03/25/2066 ~	1,237	1,267
OFSI Fund Ltd.
2.503% (US0003M + 1.150%) due 04/17/2025 ~	1,022	1,025
Sound Point CLO Ltd.
2.219% (US0003M + 0.860%) due 04/15/2027 ~	1,100	1,101
2.243% (US0003M + 0.880%) due 07/20/2027 ~	300	300
Sudbury Mill CLO Ltd.
2.503% (US0003M + 1.150%) due 01/17/2026 ~	1,900	1,907
Symphony CLO Ltd.
2.389% (US0003M + 1.030%) due 10/15/2025 ~	1,900	1,903
2.533% (US0003M + 1.180%) due 10/17/2026 ~	300	301
Tralee CLO Ltd.
2.393% (US0003M + 1.030%) due 10/20/2027 ~	1,000	1,000
Venture CLO Ltd.
2.239% (US0003M + 0.880%) due 07/15/2027 ~	800	800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
3.500% due 03/25/2047		$372	$374
WhiteHorse Ltd.
2.581% (US0003M + 1.200%) due 02/03/2025 ~		1,866	1,872

Total Asset-Backed Securities (Cost $30,743)			31,436

SOVEREIGN ISSUES 13.4%
Argentina Government International Bond
6.875% due 01/26/2027		4,300	4,704
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,745	93
28.750% (ARPP7DRR) due 06/21/2020 ~		35,400	2,020
Australia Government International Bond
3.000% due 09/20/2025 (e)	AUD	120	110
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (c)	BRL	2,000	594
0.000% due 07/01/2018 (c)		37,300	10,894
Denmark Government Bond
0.100% due 11/15/2023 (e)	DKK	14,843	2,574
Development Bank of Japan, Inc.
2.125% due 09/01/2022		$700	686
Italy Buoni Poliennali Del Tesoro
4.500% due 02/01/2018	EUR	100	121
Japan Bank for International Cooperation
2.375% due 07/21/2022		$400	395
Japan Government International Bond
0.100% due 03/10/2027 (e)	JPY	1,087,711	10,291
New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	529	394
Peru Government International Bond
6.150% due 08/12/2032	PEN	6,000	1,978
Republic of Germany
4.000% due 01/04/2018	EUR	660	792
Sweden Government International Bond
0.875% due 01/31/2018		2,200	2,643
United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	22,318	35,500
0.125% due 03/22/2046 (e)		1,547	3,396
1.875% due 11/22/2022 (e)		7,898	12,889
3.500% due 01/22/2045		3,807	7,025
4.250% due 12/07/2027		1,200	2,083

Total Sovereign Issues (Cost $97,357)			99,182

		SHARES
COMMON STOCKS 4.4%

CONSUMER DISCRETIONARY 0.1%
Regal Entertainment Group ‘A’		28,410	654

ENERGY 2.5%
Andeavor Logistics LP		5,190	240
Antero Midstream Partners LP		11,687	340
Buckeye Partners LP		3,446	171
Cheniere Energy Partners LP		4,087	121
Cheniere Energy, Inc. (a)		13,334	718
Crestwood Equity Partners LP		5,234	135
DCP Midstream LP		10,569	384
Dominion Energy Midstream Partners LP		3,975	121
Enable Midstream Partners LP		28,575	406
Enbridge Energy Partners LP		22,774	315
Energy Transfer Partners LP (j)		92,488	1,657
Enterprise Products Partners LP (j)		78,392	2,078
EQT Midstream Partners LP		5,365	392
Genesis Energy LP		9,096	203
Golar LNG Partners LP		6,893	157

		SHARES	MARKET VALUE (000S)
Kinder Morgan, Inc.		27,852	$503
Magellan Midstream Partners LP		12,196	865
MPLX LP		46,331	1,643
NGL Energy Partners LP		13,819	194
Noble Midstream Partners LP		2,241	112
ONEOK, Inc. (j)		24,462	1,308
Phillips 66 Partners LP		9,455	495
Plains All American Pipeline LP		32,264	666
Rice Midstream Partners LP		6,512	140
Shell Midstream Partners LP		6,884	205
Spectra Energy Partners LP		13,752	544
Sunoco LP		15,894	451
Tallgrass Energy Partners LP		8,757	402
Targa Resources Corp.		8,289	401
TC PipeLines LP		6,823	362
TransCanada Corp.		11,475	559
Valero Energy Partners LP		2,698	120
Western Gas Partners LP		6,819	328
Williams Partners LP		44,108	1,711

			18,447

HEALTH CARE 0.5%
Akorn, Inc. (a)		92,190	2,971
Ignyta, Inc. (a)		33,525	895

			3,866

INDUSTRIALS 0.4%
Orbital ATK, Inc.		22,927	3,015

INFORMATION TECHNOLOGY 0.7%
BroadSoft, Inc. (a)		29,196	1,603
NXP Semiconductors NV (a)		28,940	3,388

			4,991

MATERIALS 0.2%
Calgon Carbon Corp.		48,219	1,027

UTILITIES 0.0%
Infraestructura Energetica Nova S.A.B. de C.V.		55,081	270

Total Common Stocks (Cost $33,075)			32,270

EXCHANGE-TRADED FUNDS 3.8%
iShares MSCI EAFE ETF		229,737	16,153
Vanguard REIT ETF		148,248	12,301

Total Exchange-Traded Funds (Cost $27,602)			28,454

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.7%

CERTIFICATES OF DEPOSIT 0.8%
Barclays Bank PLC
1.892% due 05/17/2018		$4,100	4,105
1.940% due 09/04/2018		1,900	1,900

			6,005

COMMERCIAL PAPER 0.3%
Bank of Montreal
1.285% due 01/19/2018	CAD	300	238
Bank of Nova Scotia
1.197% due 01/08/2018		300	239
1.279% due 01/25/2018		770	612

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Bank Canada
1.301% due 01/15/2018	CAD	300	$239
1.318% due 01/17/2018		800	636
Royal Bank of Canada
1.260% due 01/11/2018		530	421

			2,385

REPURCHASE AGREEMENTS (i) 5.5%
			40,881

ARGENTINA TREASURY BILLS 1.4%
22.658% due 03/16/2018 - 11/16/2018 (b)(c)	ARS	136,684	10,557

FRANCE TREASURY BILLS 0.3%
(1.080)% due 01/31/2018 (c)(d)	EUR	1,940	2,329

GREECE TREASURY BILLS 1.0%
1.806% due 02/09/2018 - 06/08/2018 (b)(c)		5,900	7,064

ITALY TREASURY BILLS 0.1%
(0.634)% due 01/31/2018 (c)(d)		600	720

JAPAN TREASURY BILLS 1.1%
(0.252)% due 01/22/2018 - 04/05/2018 (b)(c)	JPY	909,300	8,072

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN TREASURY BILLS 0.0%
(1.189)% due 01/19/2018 (c)(d)	EUR	100	$120

U.K. TREASURY BILLS 1.1%
(0.033)% due 01/22/2018 - 01/29/2018 (b)(c)	GBP	6,180	8,343

U.S. TREASURY BILLS 0.1%
1.024% due 01/04/2018 (b)(c)(o)		$350	350

Total Short-Term Instruments (Cost $86,643)			86,826

Total Investments in Securities (Cost $894,751)			898,469

		SHARES
INVESTMENTS IN AFFILIATES 18.2%

MUTUAL FUNDS (g) 17.9%
PIMCO Preferred and Capital Securities Fund		920,295	9,682
PIMCO EqS® Long/Short Fund		1,339,716	15,782
PIMCO Income Fund		5,026,219	62,375
PIMCO Mortgage Opportunities Fund		2,012,954	22,304

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental PLUS Fund	2,978,060	$22,871

Total Mutual Funds (Cost $125,885)		133,014

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio III	220,929	2,184

Total Short-Term Instruments (Cost $2,184)		2,184

Total Investments in Affiliates (Cost $128,069)		135,198

Total Investments 139.3% (Cost $1,022,820)		$1,033,667

Financial Derivative Instruments (l)(n) (0.4)% (Cost or Premiums, net $(4,488))		(2,870)

Other Assets and Liabilities, net (38.9)%		(288,730)

Net Assets 100.0%		$742,067

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.850	% †	12/29/2017	01/02/2018	$19,100	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(14,609)	$19,100	$19,104
						U.S. Treasury Notes 2.000% due 04/30/2024	(4,901)
FICC	0.700		12/29/2017	01/02/2018	334	U.S. Treasury Notes 1.375% due 06/30/2023	(341)	334	334
JPS	1.800	†	12/29/2017	01/02/2018	1,500	U.S. Treasury Notes 1.375% due 12/15/2019	(1,533)	1,500	1,500
	1.810	†	12/29/2017	01/02/2018	10,300	Ginnie Mae 3.500% due 12/20/2047	(10,646)	10,300	10,302
SSB	0.400	†	12/29/2017	01/02/2018	547	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(561)	547	547
TDM	1.800	†	12/29/2017	01/02/2018	9,100	U.S. Treasury Bonds 3.750% due 11/15/2043	(9,336)	9,100	9,102

Total Repurchase Agreements							$(41,927)	$40,881	$40,889

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BSN	1.320%	10/27/2017	01/25/2018	$(1,969)	$(1,974)
IND	1.330	11/24/2017	01/09/2018	(4,170)	(4,176)
	1.400	11/07/2017	02/07/2018	(417)	(418)
SCX	1.420	11/08/2017	02/08/2018	(729)	(731)
	1.520	11/22/2017	02/22/2018	(5,380)	(5,389)
	1.630	12/28/2017	01/16/2018	(1,011)	(1,011)
	1.670	12/19/2017	01/19/2018	(1,893)	(1,894)
	1.690	12/26/2017	01/22/2018	(5,030)	(5,032)

Total Reverse Repurchase Agreements					$(20,625)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.900%	12/26/2017	01/02/2018	$(3,570)	$(3,570)
	1.900	12/28/2017	01/11/2018	(8,822)	(8,818)

Total Sale-Buyback Transactions					$(12,388)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (9.3)%
Fannie Mae, TBA	3.000%	02/01/2048	$ 69,100	$(68,722)	$(69,025)

Total Short Sales (9.3)%				$(68,722)	$(69,025)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BSN	$0	$(1,974)	$0	$(1,974)	$1,950	$(24)
FICC	334	0	0	334	(341)	(7)
IND	0	(4,594)	0	(4,594)	4,515	(79)
SCX	0	(14,057)	0	(14,057)	14,002	(55)

Master Securities Forward Transaction Agreement
BCY	0	0	(12,388)	(12,388)	12,361	(27)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	19,104	0	0	19,104	(19,510)	(406)
JPS	11,802	0	0	11,802	(12,179)	(377)
SSB	547	0	0	547	(561)	(14)
TDM	9,102	0	0	9,102	(9,336)	(234)

Total Borrowings and Other Financing Transactions	$40,889	$(20,625)	$(12,388)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(14,087)	$(6,538)	$0	$(20,625)

Total	$0	$(14,087)	$(6,538)	$0	$(20,625)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(12,388)	0	0	(12,388)

Total	$0	$(12,388)	$0	$0	$(12,388)

Total Borrowings	$0	$(26,475)	$(6,538)	$0	$(33,013)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(33,013)

(j)	Securities with an aggregate market value of $3,880 have been pledged as collateral as of December 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $32,828 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(23,756) at a weighted average interest rate of 1.093%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(4) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - NYMEX Natural Gas April Futures †	$3.100	03/26/2018	29	290,000	$97	$20
Call - NYMEX Natural Gas August Futures †	3.100	07/26/2018	29	290,000	97	34
Call - NYMEX Natural Gas December Futures †	3.100	11/27/2018	29	290,000	97	75
Call - NYMEX Natural Gas February Futures †	3.100	01/26/2018	29	290,000	97	36
Call - NYMEX Natural Gas July Futures †	3.100	06/26/2018	29	290,000	97	30
Call - NYMEX Natural Gas June Futures †	3.100	05/25/2018	29	290,000	96	25
Call - NYMEX Natural Gas March Futures †	3.100	02/23/2018	29	290,000	96	46
Call - NYMEX Natural Gas May Futures †	3.100	04/25/2018	29	290,000	96	19
Call - NYMEX Natural Gas November Futures †	3.100	10/26/2018	29	290,000	96	51
Call - NYMEX Natural Gas October Futures †	3.100	09/25/2018	29	290,000	96	41
Call - NYMEX Natural Gas September Futures †	3.100	08/28/2018	29	290,000	96	35

					$1,061	$412

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar March Futures	$98.250	03/19/2018	798	$1,995	$79	$105

OPTIONS ON INDICES

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,525.000	12/21/2018	57	$6	$617	$534

Total Purchased Options					$1,757	$1,051

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - NYMEX Natural Gas April Futures †	$2.600	03/26/2018	29	290,000	$(49)	$(32)
Call - NYMEX Natural Gas April Futures †	3.750	03/26/2018	29	290,000	(47)	(3)
Put - NYMEX Natural Gas August Futures †	2.600	07/26/2018	29	290,000	(49)	(39)
Call - NYMEX Natural Gas August Futures †	3.750	07/26/2018	29	290,000	(47)	(6)
Put - NYMEX Natural Gas December Futures †	2.600	11/27/2018	29	290,000	(49)	(37)
Call - NYMEX Natural Gas December Futures †	3.750	11/27/2018	29	290,000	(47)	(27)
Put - NYMEX Natural Gas February Futures †	2.600	01/26/2018	29	290,000	(49)	(9)
Call - NYMEX Natural Gas February Futures †	3.750	01/26/2018	29	290,000	(47)	(10)
Put - NYMEX Natural Gas July Futures †	2.600	06/26/2018	29	290,000	(49)	(36)
Call - NYMEX Natural Gas July Futures †	3.750	06/26/2018	29	290,000	(47)	(4)
Put - NYMEX Natural Gas June Futures †	2.600	05/25/2018	29	290,000	(49)	(36)
Call - NYMEX Natural Gas June Futures †	3.750	05/25/2018	29	290,000	(47)	(3)
Put - NYMEX Natural Gas March Futures †	2.600	02/23/2018	29	290,000	(49)	(21)
Call - NYMEX Natural Gas March Futures †	3.750	02/23/2018	29	290,000	(47)	(18)
Put - NYMEX Natural Gas May Futures †	2.600	04/25/2018	29	290,000	(50)	(35)
Call - NYMEX Natural Gas May Futures †	3.750	04/25/2018	29	290,000	(47)	(2)
Put - NYMEX Natural Gas November Futures †	2.600	10/26/2018	29	290,000	(50)	(45)
Call - NYMEX Natural Gas November Futures †	3.750	10/26/2018	29	290,000	(47)	(13)
Put - NYMEX Natural Gas October Futures †	2.600	09/25/2018	29	290,000	(50)	(46)
Call - NYMEX Natural Gas October Futures †	3.750	09/25/2018	29	290,000	(47)	(9)
Put - NYMEX Natural Gas September Futures †	2.600	08/28/2018	29	290,000	(50)	(45)
Call - NYMEX Natural Gas September Futures †	3.750	08/28/2018	29	290,000	(47)	(7)

					$(1,060)	$(483)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$123.500	01/26/2018	38	$38	$(12)	$(10)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/26/2018	40	40	(14)	(18)
Call - CBOT U.S. Treasury 10-Year Note February Futures	125.000	01/26/2018	39	39	(16)	(5)
Call - CBOT U.S. Treasury 10-Year Note March Futures	124.500	02/23/2018	40	40	(16)	(18)
Call - CBOT U.S. Treasury 30-Year Bond March Futures	154.000	02/23/2018	28	28	(36)	(36)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	798	1,995	(91)	(5)

					$(185)	$(92)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$2,620.000	01/19/2018	28	$2,800	$(37)	$(24)
Put - CBOE S&P 500	2,425.000	12/21/2018	57	5,700	(478)	(420)
Put - EUREX EURO STOXX Banks	130.000	01/19/2018	937	46,850	(68)	(97)
Put - OSE Nikkei 225	21,750.000	01/12/2018	37	37,000	(58)	(7)

					$(641)	$(548)

Total Written Options					$(1,886)	$(1,123)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent (ICE) Dubai Futures August Futures †	08/2018	52	$	116	$22	$0	$0
Brent (ICE) Dubai Futures December Futures †	12/2018	52		117	23	0	0
Brent (ICE) Dubai Futures July Futures †	07/2018	52		118	23	0	0
Brent (ICE) Dubai Futures November Futures †	11/2018	52		116	22	0	0
Brent (ICE) Dubai Futures October Futures †	10/2018	52		114	20	0	0
Brent (ICE) Dubai Futures September Futures †	09/2018	52		116	21	0	0
Brent Crude July Futures †	05/2018	7		458	25	4	0
Copper May Futures †	05/2018	9		746	43	0	(1)
Cotton No. 2 May Futures †	05/2018	22		869	68	1	0
E-mini NASDAQ 100 Index March Futures	03/2018	24		3,076	20	0	(18)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index March Futures	03/2018	1,364	$	182,503	$1,382	$0	$(661)
EMIN Russell 2000 March Futures	03/2018	98		7,529	37	0	(64)
Euro STOXX 50 March Futures	03/2018	1,720	EUR	72,086	(1,636)	0	(991)
Euro-Bund 10-Year Bond March Futures	03/2018	178		34,531	(179)	0	(147)
FTSE 100 Index March Futures	03/2018	176	GBP	18,150	583	185	0
Gas Oil May Futures †	05/2018	17	$	1,003	49	6	0
JPX Nikkei Index 400 March Futures	03/2018	2,415	JPY	34,443	585	0	(236)
Lead May Futures †	05/2018	13	$	810	(6)	0	0
Mini MSCI EAFE Index March Futures	03/2018	151		15,444	237	1	0
Mini MSCI Emerging Markets Index March Futures	03/2018	18		1,047	18	5	0
Natural Gas April Futures †	03/2018	169		4,646	(388)	46	0
New York Harbor ULSD May Futures †	04/2018	12		1,005	47	5	0
Nikkei 225 Yen-denominated Futures March Futures	03/2018	221	JPY	22,262	261	0	(212)
RBOB Gasoline May Futures †	04/2018	8	$	671	18	3	0
S&P 200 Index March Futures	03/2018	17	AUD	1,996	(5)	8	(9)
S&P/Toronto Stock Exchange 60 March Futures	03/2018	85	CAD	12,948	76	12	0
U.S. Treasury 10-Year Note March Futures	03/2018	471	$	58,426	(168)	96	0
WTI Crude December Futures †	11/2018	276		16,027	642	110	0
WTI Crude March Futures †	02/2018	166		10,033	561	95	0
WTI Crude May Futures †	04/2018	15		904	43	8	0
Zinc May Futures †	05/2018	12		993	50	0	0

					$2,494	$585	$(2,339)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum May Futures †	05/2018	24	$	(1,366)	$(81)	$0	$0
Arabica Coffee May Futures †	05/2018	19		(916)	7	0	(10)
Brent Crude December Futures †	10/2018	6		(382)	(17)	0	(2)
Brent Crude March Futures †	01/2018	166		(11,100)	(700)	0	(118)
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond March Futures	02/2018	55	EUR	(7)	21	3	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond March Futures	02/2018	85		(7)	32	3	0
Cocoa May Futures †	05/2018	49	$	(928)	73	8	0
Corn May Futures †	05/2018	58		(1,041)	26	3	0
Euro-OAT France Government 10-Year Bond March Futures	03/2018	140	EUR	(26,067)	282	158	0
Euro-Schatz March Futures	03/2018	345		(46,352)	38	2	(8)
Gold 100 oz. February Futures †	02/2018	2	$	(262)	(13)	0	(2)
Japan Government 10-Year Bond March Futures	03/2018	18	JPY	(24,087)	14	0	(14)
Natural Gas March Futures †	02/2018	169	$	(4,911)	541	0	(47)
Natural Gas May Futures †	04/2018	33		(905)	21	0	(8)
Platinum April Futures †	04/2018	14		(657)	(8)	0	(5)
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond March Futures	02/2018	85	EUR	(94)	(42)	0	(24)
Soybean May Futures †	05/2018	25	$	(1,216)	37	0	(7)
Sugar No. 11 May Futures †	04/2018	55		(925)	(19)	0	(9)
U.S. Treasury 2-Year Note March Futures	03/2018	1		(214)	1	0	0
U.S. Treasury 30-Year Bond March Futures	03/2018	80		(12,240)	4	0	(23)
United Kingdom Long Gilt March Futures	03/2018	101	GBP	(17,067)	(115)	37	(12)
WTI Crude June Futures †	05/2018	11	$	(661)	(8)	0	(6)
WTI Crude March Futures †	02/2018	196		(11,846)	(772)	0	(112)

					$(678)	$214	$(407)

Total Futures Contracts					$1,816	$799	$(2,746)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.172%	$	800	$(24)	$1	$(23)	$0	$0
Boston Scientific Corp.	(1.000)	Quarterly	06/20/2020	0.156		1,200	(31)	6	(25)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.168		200	(6)	1	(5)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.179		600	(14)	1	(13)	0	0

							$(75)	$9	$(66)	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	16,600	$(1,278)	$(127)	$(1,405)	$0	$(25)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		32,600	(657)	(81)	(738)	0	(8)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		37,600	(862)	(48)	(910)	0	(10)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	12,800	(201)	(226)	(427)	2	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		35,500	(944)	(226)	(1,170)	8	0

						$(3,942)	$(708)	$(4,650)	$10	$(43)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	5,390	$12	$170	$182	$0	$(2)
Receive	1-Year BRL-CDI	9.650	Maturity	01/02/2025	BRL	27,800	(85)	(51)	(136)	0	(11)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019	$	73,500	436	362	798	0	(4)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		200	(1)	1	0	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		74,600	94	(86)	8	75	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		29,210	1,681	(209)	1,472	0	(51)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		39,100	(411)	116	(295)	0	(72)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		3,500	(315)	75	(240)	12	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		22,650	596	301	897	84	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/15/2018		15,100	70	(104)	(34)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/21/2021		15,300	(352)	(63)	(415)	10	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2022		14,000	569	22	591	0	(10)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023		18,300	(671)	908	237	0	(22)
Pay(5)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,800	0	26	26	2	0
Pay(5)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		8,000	0	113	113	8	0
Pay(5)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		8,000	0	115	115	8	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		12,600	14	59	73	13	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		31,900	(671)	1,612	941	0	(38)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		27,020	(86)	76	(10)	0	(32)
Pay(5)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		8,600	(32)	68	36	0	(10)
Pay(5)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		13,900	405	(89)	316	0	(16)
Pay(5)	3-Month USD-LIBOR	1.950	Semi-Annual	11/08/2026		12,700	(38)	(286)	(324)	14	0
Pay(5)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		46,400	447	(167)	280	0	(51)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	09/15/2027		11,500	83	(40)	43	0	(10)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		22,200	83	139	222	44	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		7,600	(1,396)	44	(1,352)	25	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		5,120	105	(6)	99	0	(18)
Pay(5)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		6,120	(314)	(175)	(489)	0	(23)
Pay(5)	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		1,000	0	(76)	(76)	0	(4)
Pay(5)	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		1,000	0	(76)	(76)	0	(4)
Pay(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048		2,800	34	(123)	(89)	0	(10)
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	03/21/2023	EUR	27,500	(349)	130	(219)	19	0
Pay(5)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		3,050	(40)	50	10	17	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	25,350	(952)	300	(652)	62	0
Pay(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		4,100	(94)	(345)	(439)	16	0
Pay(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/21/2020		37,500	(69)	156	87	0	(11)
Pay(5)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023		3,900	(36)	53	17	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		1,990,000	(36)	45	9	7	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/20/2024	JPY	2,280,000	(857)	(258)	(1,115)	5	0
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		540,000	(8)	30	22	2	0
Pay(5)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		430,000	(24)	17	(7)	0	(2)
Receive	28-Day MXN-TIIE	7.200	Lunar	06/05/2024	MXN	70,300	1	(128)	(127)	24	0
Receive	28-Day MXN-TIIE	8.280	Lunar	11/28/2036		1,200	6	(5)	1	1	0
Receive	28-Day MXN-TIIE	8.310	Lunar	11/28/2036		20,600	111	(96)	15	17	0
Receive	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		47,980	6	(180)	(174)	39	0
Receive	CPTFEMU	1.360	Maturity	06/15/2027		3,500	(52)	(29)	(81)	0	(5)
Pay	CPTFEMU	1.165	Maturity	12/15/2021		180	0	3	3	0	0
Pay	CPTFEMU	1.385	Maturity	12/15/2026	EUR	2,140	(3)	(37)	(40)	0	(3)
Pay	CPTFEMU	1.520	Maturity	11/15/2027		9,200	(8)	(45)	(53)	0	(13)
Receive	CPURNSA	1.460	Maturity	07/18/2018	$	10,600	0	66	66	0	(2)
Pay	CPURNSA	1.715	Maturity	07/18/2019		10,600	0	(79)	(79)	0	(25)
Pay	CPURNSA	2.070	Maturity	10/04/2019		15,000	0	(52)	(52)	0	(19)
Receive	CPURNSA	2.027	Maturity	11/23/2020		6,400	0	15	15	3	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		6,100	0	15	15	3	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		2,200	74	(14)	60	2	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	1.603%	Maturity	09/12/2021	$	1,700	$51	$(11)	$40	$2	$0
Receive	CPURNSA	1.955	Maturity	07/25/2024		12,100	0	176	176	9	0
Pay	CPURNSA	1.730	Maturity	07/26/2026		2,200	(118)	20	(98)	0	(2)
Pay	CPURNSA	1.801	Maturity	09/12/2026		1,700	(79)	17	(62)	0	(2)
Pay	CPURNSA	1.780	Maturity	09/15/2026		8,000	(388)	75	(313)	0	(9)
Pay	CPURNSA	2.102	Maturity	07/20/2027		7,700	0	(98)	(98)	0	(8)
Pay	CPURNSA	2.060	Maturity	07/25/2027		12,100	0	(207)	(207)	0	(14)
Pay	CPURNSA	2.067	Maturity	07/25/2027		5,200	0	(86)	(86)	0	(6)
Pay	CPURNSA	2.122	Maturity	08/01/2027		5,800	0	(66)	(66)	0	(7)
Pay	CPURNSA	2.180	Maturity	09/20/2027		2,540	0	(20)	(20)	0	(3)
Pay	CPURNSA	2.150	Maturity	09/25/2027		2,500	0	(28)	(28)	0	(3)
Pay	CPURNSA	2.155	Maturity	10/17/2027		2,800	0	(30)	(30)	0	(3)
Pay	UKRPI	3.400	Maturity	06/15/2030	GBP	16,950	6	384	390	78	0
Pay	UKRPI	3.325	Maturity	08/15/2030		9,300	(41)	4	(37)	36	0
Pay	UKRPI	3.530	Maturity	10/15/2031		2,370	37	0	37	9	0
Pay	UKRPI	3.470	Maturity	09/15/2032		7,730	(15)	(10)	(25)	31	0

							$(2,620)	$2,388	$(232)	$678	$(525)

Total Swap Agreements							$(6,637)	$1,689	$(4,948)	$688	$(568)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio(6)	$639	$510	$688	$1,837	$(640)	$(2,419)	$(568)	$(3,627)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)(6)	412	289	0	701	(483)	(327)	0	(810)

Total Exchange-Traded or Centrally Cleared	$1,051	$799	$688	$2,538	$(1,123)	$(2,746)	$(568)	$(4,437)

(m)	Securities with an aggregate market value of $25,368 and cash of $4,483 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2018	EUR	1,948		$2,319	$0	$(25)
	02/2018	PLN	879		242	0	(10)
	02/2018		$1,100	ARS	20,460	0	(26)
	02/2018		35,147	EUR	29,992	928	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2018	JPY	539,650		$4,792	$0	$(21)
	07/2018	BRL	1,600		472	0	(1)
BPS	01/2018		10,361		3,069	7	(61)
	01/2018	DKK	8,200		1,201	0	(120)
	01/2018	TWD	19,898		664	0	(8)
	01/2018		$3,209	BRL	10,361	0	(85)
	01/2018		630	CLP	413,124	41	0
	01/2018		1,796	GBP	1,337	9	0
	01/2018		1,124	IDR	15,315,436	7	0
	01/2018		655	INR	42,102	3	0
	01/2018		1,332	TRY	5,163	26	0
	02/2018	ARS	12,456		$658	4	0
	02/2018	JPY	42,100		375	1	0
	03/2018	KRW	5,794,340		5,328	0	(106)
	03/2018	MXN	27,960		1,337	0	(70)
	03/2018	TWD	73,219		2,458	0	(30)
	03/2018		$1,616	HKD	12,576	0	(4)
	03/2018		1,409	MXN	27,960	0	(2)
	06/2018		57	ARS	1,152	0	(1)
BRC	01/2018	EUR	940		$1,120	0	(9)
	01/2018	GBP	2,270		3,039	0	(28)
	01/2018	MXN	3,499		176	0	(1)
	02/2018	JPY	84,000		743	0	(4)
	03/2018	EUR	3,500		4,146	0	(72)
CBK	01/2018	CAD	1,130		884	0	(15)
	01/2018	EUR	660		785	0	(7)
	01/2018	GBP	510		682	0	(7)
	01/2018	MXN	3,507		184	6	0
	01/2018		$112	DKK	707	2	0
	01/2018		5,519	MXN	105,027	0	(198)
	02/2018	EUR	6,110		$7,211	0	(139)
	02/2018		$14,629	CAD	18,519	113	0
	03/2018		2,087	SGD	2,839	39	0
	03/2018		675	THB	21,933	0	(1)
	04/2018	DKK	707		$112	0	(2)
DUB	01/2018	BRL	24,800		6,970	0	(507)
	01/2018	CZK	16,024		743	0	(11)
	01/2018		$7,497	BRL	24,800	0	(21)
	01/2018		217	MXN	4,065	0	(10)
	02/2018		588	CHF	579	8	0
	02/2018		2,059	RUB	120,453	16	0
	07/2018	BRL	34,800		$10,433	149	(3)
FBF	02/2018	CLP	505,749		796	0	(26)
GLM	01/2018	BRL	4,194		1,269	5	0
	01/2018	CZK	16,152		745	0	(14)
	01/2018	MXN	4,065		199	0	(8)
	01/2018	THB	42,848		1,311	0	(4)
	01/2018	TWD	20,018		670	0	(7)
	01/2018		$314	ARS	5,546	0	(19)
	01/2018		3,884	BRL	12,831	2	(21)
	01/2018		873	DKK	5,480	10	0
	01/2018		664	INR	42,625	3	0
	02/2018		816	CAD	1,039	11	0
	02/2018		11,065	CHF	10,928	182	0
	02/2018		2,078	ZAR	28,597	221	0
	03/2018	CNH	4,746		$711	0	(15)
	03/2018	MYR	538		127	0	(5)
	04/2018	DKK	3,232		495	0	(29)
HUS	01/2018	BRL	2,233		675	2	0
	01/2018	CAD	770		605	0	(7)
	01/2018	TWD	19,893		664	0	(5)
	01/2018		$676	BRL	2,233	0	(3)
	01/2018		656	CLP	428,565	40	0
	02/2018	BRL	2,233		$674	3	0
	02/2018	EUR	4,200		4,979	0	(72)
	02/2018		$925	ARS	17,302	0	(16)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2018		$32,697	JPY	3,684,798	$72	$0
	02/2018		935	NOK	7,580	0	(11)
IND	01/2018		2,212	TRY	8,672	62	0
JPM	01/2018	AUD	1,909		$1,444	0	(45)
	01/2018	BRL	37,500		11,209	27	(123)
	01/2018	CAD	800		622	0	(15)
	01/2018	CZK	28,044		1,305	0	(12)
	01/2018	DKK	3,559		564	0	(10)
	01/2018	EUR	600		709	0	(13)
	01/2018	GBP	5,309		7,141	0	(30)
	01/2018	TRY	2,564		660	0	(12)
	01/2018	TWD	19,642		659	0	(5)
	01/2018		$11,247	BRL	37,500	58	0
	01/2018		649	CZK	14,022	9	0
	01/2018		4,259	SEK	35,370	55	0
	01/2018		662	TRY	2,564	12	0
	02/2018	ARS	8,437		$445	2	0
	02/2018		$2,535	BRL	8,384	0	(15)
	02/2018		345	ILS	1,211	4	0
	04/2018		794	DKK	4,910	2	0
	07/2018	BRL	100		$29	0	0
MEI	02/2018		$1,000	ARS	18,640	0	(21)
MSB	02/2018		1,396		26,190	0	(22)
	03/2018	THB	37,942		$1,146	0	(20)
	04/2018	BRL	2,000		596	0	(1)
	07/2018		800		236	0	(1)
NAB	03/2018	CZK	3,285		153	0	(2)
NGF	01/2018	BRL	13,700		3,819	0	(311)
	01/2018		$534	ARS	9,821	0	(9)
	01/2018		4,141	BRL	13,700	0	(11)
RBC	01/2018	JPY	203,550		$1,805	0	(3)
RYL	02/2018	CAD	5,400		4,201	0	(98)
SCX	01/2018	JPY	40,000		354	0	(2)
	01/2018	THB	43,621		1,336	0	(3)
	03/2018		$4,619	INR	304,784	125	0
SOG	01/2018	CZK	16,095		$746	0	(10)
	01/2018	EUR	3,300		3,933	0	(32)
	01/2018	GBP	800		1,075	0	(6)
	01/2018		$682	TRY	2,621	4	0
	02/2018	EUR	100		$118	0	(2)
	02/2018		$3,215	EUR	2,687	18	0
	08/2018		90	ARS	1,858	0	(1)
UAG	01/2018	CAD	300		$234	0	(5)
	01/2018	DKK	1,255		200	0	(2)
	01/2018	GBP	30,418		40,489	0	(589)
	01/2018		$432	DKK	2,725	7	0
	02/2018	EUR	3,698		$4,377	0	(71)

Total Forward Foreign Currency Contracts						$2,295	$(3,369)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MEI	Put - OTC S&P 500 U&I @ 2,342.650 «	10Y USISDA 2.410	09/07/2018	15,344	$416	$203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	5,500	$551	$32
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		5,500	551	555
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		53,400	2,114	99
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		42,550	1,811	79
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		4,100	410	24
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		4,100	410	414

								$5,847	$1,203

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.263%	3-Month USD-LIBOR	03/29/2018	$72,700	$ 33	$ 1
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.170	3-Month USD-LIBOR	04/03/2018	78,700	24	13
	Put - OTC 1-Year Interest Rate Floor(1)	0.174	3-Month USD-LIBOR	06/11/2018	49,000	19	11

						$ 76	$ 25

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Call - OTC Fannie Mae, TBA 3.000% due 03/01/2048	$122.000	03/06/2018	$28,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048	72.000	01/04/2018	71,000	3	0
	Put - OTC Fannie Mae, TBA 4.000% due 03/01/2048	74.000	03/06/2018	106,000	4	0

					$8	$0

Total Purchased Options					$6,347	$1,431

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	5,600	$(255)	$(67)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	1,100	(7)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020		7,800	(21)	45
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		7,800	(21)	44
	Floor - OTC YOY CPURNSA	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		10,700	(121)	(21)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		4,500	(83)	(12)

							$(508)	$(11)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.230%	3-Month USD-LIBOR	03/29/2018	$	72,700	$ (33)	$ (2)
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	04/03/2018		78,700	(28)	(14)
	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	06/11/2018		49,000	(19)	(13)

							$ (80)	$(29)

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC MSCI Emerging Markets Fund	$1,090.000	01/19/2018	$	4	$(31)	$(5)
JPM	Put - OTC MSCI Emerging Markets Fund	1,090.000	01/19/2018		3	(27)	(4)

						$ (58)	$ (9)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	$102.125	02/06/2018	$9,000	$(22)	$(15)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.125	02/06/2018	9,000	(18)	(10)

					$(40)	$(25)

Total Written Options					$(686)	$(74)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	PLATGOLD N8 †	$318.900	Maturity	07/06/2018	6,500	$0	$(365)	$0	$(365)
MYC	Receive	EURMARGIN 2H18 †	5.770	Maturity	12/31/2018	4,800	0	9	9	0
	Receive	EURMARGIN 2H18 †	5.810	Maturity	12/31/2018	3,000	0	5	5	0
	Receive	EURMARGIN 2H18 †	5.980	Maturity	12/31/2018	1,800	0	3	3	0

							$0	$(348)	$17	$(365)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pioneer Natural Resources Co.	(1.000)%	Quarterly	06/20/2018	0.084%	$400	$8	$(10)	$0	$(2)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	1.442%	$200	$(13)	$10	$0	$(3)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	200	(17)	16	0	(1)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	600	(38)	27	0	(11)
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	400	(34)	33	0	(1)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	1,100	(76)	73	0	(3)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	1,700	(118)	113	0	(5)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373	3,100	7	(1)	6	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	13,300	(861)	619	0	(242)
JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	800	(56)	54	0	(2)

							$(1,206)	$944	$6	$(268)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
								Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$2,568	$(56)	$73	$17	$0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,200	(65)	61	0	(4)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	600	(20)	23	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	7,900	(364)	399	35	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,100	(685)	707	22	0
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	11,100	(576)	625	49	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	9,600	(317)	298	0	(19)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,800	(110)	103	0	(7)

						$(2,193)	$2,289	$126	$(30)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	CPURNSA	2.058%	Maturity	05/12/2025	$20,200	$0	$0	$0	$0
	Receive	CPURNSA	1.800	Maturity	07/20/2026	2,600	0	(99)	0	(99)
	Receive	CPURNSA	1.805	Maturity	09/20/2026	18,400	0	(683)	0	(683)

							$ 0	$(782)	$ 0	$(782)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	AMZX Index	1,926	3-Month USD-LIBOR plus a specified spread	Quarterly	05/15/2018	$	2,376	$0	$(38)	$0	$(38)
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018		1,300	1	(7)	0	(6)
BPS	Pay	SPGCINP Index †	7,706	0.000	Monthly	02/15/2018		1,522	0	(95)	0	(95)
	Receive	SPSIBKT Index	860	1-Month USD-LIBOR plus a specified spread	Monthly	07/25/2018		1,265	0	0	0	0
FBF	Receive	Swiss Market Index	1,150	3-Month USD-LIBOR plus a specified spread	Maturity	03/14/2018	CHF	10,608	0	50	50	0
GST	Pay	SPGCINP Index †	2,104	-0.1	Monthly	02/15/2018	$	415	0	(26)	0	(26)
	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018		3,800	4	(63)	0	(59)
	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018		1,800	1	(6)	0	(5)
JPM	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018		1,400	2	(22)	0	(20)
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018		1,200	0	(5)	0	(5)
MEI	Receive	NDUEEGF Index	9,381	3-Month USD-LIBOR plus a specified spread	Quarterly	06/07/2018		4,722	0	162	162	0
MYC	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018		600	0	(2)	0	(2)
MYI	Receive	DWRTFT Index	88	1-Month USD-LIBOR plus a specified spread	Monthly	07/25/2018		861	0	(4)	0	(4)
	Receive	SPSIBKT Index	3,229	1-Month USD-LIBOR plus a specified spread	Monthly	07/25/2018		4,809	0	1	1	0

									$8	$(55)	$213	$(260)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	iBoxx USD Investment Grade Corporate Bond ETF	123,026	3-Month USD-LIBOR plus a specified spread	Quarterly	02/28/2018	$14,846	$0	$(89)	$0	$(89)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(9) †	7.023%	Maturity	07/29/2020	$6,226	$0	$286	$286	$0
JPM	Receive	GOLDLNPM Index(9) †	3.861	Maturity	07/29/2020	5,598	0	(95)	0	(95)
	Receive	GOLDLNPM Index(9) †	3.976	Maturity	07/29/2020	629	0	(11)	0	(11)

							$0	$180	$286	$(106)

Total Swap Agreements							$(3,383)	$2,129	$648	$(1,902)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$928	$0	$0	$928	$(83)	$0	$(44)	$(127)	$801	$(600)	$201
BPS	98	0	0	98	(487)	0	(3)	(490)	(392)	350	(42)
BRC	0	0	0	0	(114)	0	0	(114)	(114)	0	(114)
CBK	160	0	0	160	(369)	(5)	(12)	(386)	(226)	350	124
DUB	173	588	17	778	(552)	(2)	(90)	(644)	134	(350)	(216)
FAR	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
FBF	0	0	50	50	(26)	0	(3)	(29)	21	0	21
GLM	434	0	0	434	(122)	(67)	0	(189)	245	(290)	(45)
GST	0	0	60	60	0	0	(73)	(73)	(13)	0	(13)
HUS	117	0	6	123	(114)	0	(242)	(356)	(233)	353	120
IND	62	0	0	62	0	0	0	0	62	0	62
JPM	169	99	0	268	(280)	52	(27)	(255)	13	0	13
MEI	0	203	211	414	(21)	0	0	(21)	393	(370)	23
MSB	0	0	0	0	(44)	0	0	(44)	(44)	0	(44)
MYC	0	103	0	103	0	(27)	(805)	(832)	(729)	317	(412)
MYI	0	0	1	1	0	0	(4)	(4)	(3)	0	(3)
NAB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
NGF	0	438	0	438	(331)	0	0	(331)	107	0	107
RBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
RYL	0	0	0	0	(98)	0	0	(98)	(98)	0	(98)
SCX	125	0	0	125	(5)	0	0	(5)	120	0	120
SOG	22	0	0	22	(51)	0	0	(51)	(29)	0	(29)
UAG	7	0	0	7	(667)	0	(7)	(674)	(667)	495	(172)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	0	0	0	0	(95)	(95)	(95)	0	(95)
GST	0	0	286	286	0	0	(391)	(391)	(105)	0	(105)
JPM	0	0	0	0	0	0	(106)	(106)	(106)	0	(106)
MYC	0	0	17	17	0	0	0	0	17	(138)	(121)

Total Over the Counter	$2,295	$1,431	$648	$4,374	$(3,369)	$(74)	$(1,902)	$(5,345)

(o)	Securities with an aggregate market value of $2,127 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

(9)	Variance Swap
(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$412	$0	$534	$0	$105	$1,051
Futures	289	0	211	0	299	799
Swap Agreements	0	10	0	0	678	688

	$701	$10	$745	$0	$1,082	$2,538

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,295	$0	$2,295
Purchased Options	0	0	203	0	1,228	1,431
Swap Agreements	303	132	213	0	0	648

	$303	$132	$416	$2,295	$1,228	$4,374

	$1,004	$142	$1,161	$2,295	$2,310	$6,912

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$483	$0	$548	$0	$92	$1,123
Futures	327	0	2,191	0	228	2,746
Swap Agreements	0	43	0	0	525	568

	$810	$43	$2,739	$0	$845	$4,437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,369	$0	$3,369
Written Options	0	0	9	0	65	74
Swap Agreements	592	300	131	0	879	1,902

	$592	$300	$140	$3,369	$944	$5,345

	$1,402	$343	$2,879	$3,369	$1,789	$9,782

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(245)	$0	$(1,910)	$0	$(201)	$(2,356)
Written Options	865	0	4,584	0	1,495	6,944
Futures	992	0	57,129	(2)	663	58,782
Swap Agreements	0	(2,484)	0	0	749	(1,735)

	$1,612	$(2,484)	$59,803	$(2)	$2,706	$61,635

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,701)	$0	$(5,701)
Purchased Options	0	0	(2,610)	0	(3,617)	(6,227)
Written Options	227	81	(109)	467	1,243	1,909
Swap Agreements	(629)	1,224	4,464	(3)	(766)	4,290

	$(402)	$1,305	$1,745	$(5,237)	$(3,140)	$(5,729)

	$1,210	$(1,179)	$61,548	$(5,239)	$(434)	$55,906

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(648)	$0	$(61)	$0	$27	$(682)
Written Options	577	0	(46)	0	71	602
Futures	158	0	(578)	0	(159)	(579)
Swap Agreements	0	(725)	0	0	(1,486)	(2,211)

	$87	$(725)	$(685)	$0	$(1,547)	$(2,870)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,144	$0	$8,144
Purchased Options	0	0	45	0	2,209	2,254
Written Options	0	(43)	35	(86)	(212)	(306)
Swap Agreements	(1,021)	1,798	(57)	0	951	1,671

	$(1,021)	$1,755	$23	$8,058	$2,948	$11,763

	$(934)	$1,030	$(662)	$8,058	$1,401	$8,893

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$151	$793	$944
Corporate Bonds & Notes
Banking & Finance	0	48,360	0	48,360
Industrials	0	15,142	0	15,142
Utilities	0	18,836	0	18,836
U.S. Government Agencies	0	270,410	0	270,410
U.S. Treasury Obligations	0	260,780	0	260,780
Non-Agency Mortgage- Backed Securities	0	5,829	0	5,829
Asset-Backed Securities	0	31,436	0	31,436
Sovereign Issues	0	99,182	0	99,182
Common Stocks
Consumer Discretionary	654	0	0	654
Energy	18,447	0	0	18,447
Health Care	3,866	0	0	3,866
Industrials	3,015	0	0	3,015
Information Technology	4,991	0	0	4,991
Materials	1,027	0	0	1,027
Utilities	270	0	0	270
Exchange-Traded Funds	28,454	0	0	28,454
Short-Term Instruments
Certificates of Deposit	0	6,005	0	6,005
Commercial Paper	0	2,385	0	2,385
Repurchase Agreements	0	40,881	0	40,881
Argentina Treasury Bills	0	10,557	0	10,557
France Treasury Bills	0	2,329	0	2,329
Greece Treasury Bills	0	7,064	0	7,064
Italy Treasury Bills	0	720	0	720
Japan Treasury Bills	0	8,072	0	8,072
Spain Treasury Bills	0	120	0	120
U.K. Treasury Bills	0	8,343	0	8,343
U.S. Treasury Bills	0	350	0	350

	$60,724	$836,952	$793	$898,469

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Mutual Funds	$133,014	$0	$0	$133,014
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,184	0	0	2,184

	$135,198	$0	$0	$135,198

Total Investments	$195,922	$836,952	$793	$1,033,667

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(69,025)	$0	$(69,025)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,316	1,222	0	2,538
Over the counter	0	4,171	203	4,374

	$1,316	$5,393	$203	$6,912

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,321)	(1,116)	0	(4,437)
Over the counter	0	(5,345)	0	(5,345)

	$(3,321)	$(6,461)	$0	$(9,782)

Total Financial Derivative Instruments	$(2,005)	$(1,068)	$203	$(2,870)

Totals	$193,917	$766,859	$996	$961,772

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the

NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Diversified Income Active Exchange-Traded Fund	$6,714	$0	$(6,853)	$(1)	$140	$0	$41	$0
PIMCO EqS® Long/Short Fund	0	16,084	0	0	(302)	15,782	323	493
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	9,377	0	(9,859)	(894)	1,376	0	0	0
PIMCO Income Fund	57,437	2,865	0	0	2,073	62,375	2,865	0
PIMCO Mortgage Opportunities Fund	21,142	793	0	0	369	22,304	792	0
PIMCO Preferred and Capital Securities Fund	6,335	13,423	(10,684)	296	312	9,682	947	28
PIMCO RAE Fundamental PLUS Fund	19,167	1,602	0	0	2,102	22,871	1,229	373
PIMCO Short-Term Floating NAV Portfolio III	171,173	443,782	(612,800)	13	16	2,184	683	0
PIMCO TRENDS Managed Futures Strategy Fund	8,956	0	(8,852)	(549)	445	0	0	0
Totals	$300,301	$478,549	$(649,048)	$(1,135)	$6,531	$135,198	$6,880	$894

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed  by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v)  as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the

U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the

Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions as to how its

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

assets are allocated or reallocated. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GMAMA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAMA Subsidiary’s investments. The GMAMA Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the GMAMA Subsidiary will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

ANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

ANNUAL REPORT	DECEMBER 31, 2017	47

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017, the amount was $881,816.

PIMCO Cayman Commodity Portfolio II Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017, the amount was $280,865. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,918,761	$2,668,450	$329,214	$226,731

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	766	9,248	351	3,956
Advisor Class	460	5,626	1,743	19,417
Issued as reinvestment of distributions
Institutional Class	3	41	4	40
Administrative Class	347	4,291	426	4,801
Advisor Class	956	11,870	1,206	13,660
Cost of shares redeemed
Institutional Class	(1)	(6)	(1)	(6)
Administrative Class	(2,941)	(36,140)	(3,474)	(38,848)
Advisor Class	(8,017)	(98,680)	(8,592)	(97,034)
Net increase (decrease) resulting from Portfolio share transactions	(8,427)	$(103,750)	(8,337)	$(94,014)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 88% of the Portfolio. One of the shareholders is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation

ANNUAL REPORT	DECEMBER 31, 2017	49

Notes to Financial Statements (Cont.)

and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$742,067
Subsidiary % of Portfolio Net Assets	5.6%
Subsidiary Financial Statement Information
Total assets	$43,083
Total liabilities	$1,567
Net assets	$41,516
Total income	$403
Net investment income (loss)	$118
Net realized gain (loss)	$1,172
Net change in unrealized appreciation (depreciation)	$(894)
Increase (decrease) in net assets resulting from operations	$396

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$26,008	$27,846	$5,639	$(8)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Multi-Asset Managed Allocation Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$955,044	$29,349	$(23,924)	$5,425

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2017	51

Notes to Financial Statements (Cont.)

December 31, 2017

For the fiscal years ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$16,201	$0	$0	$0	$0	$18,501

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

52	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Multi-Asset Managed Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Global Multi-Asset Managed Allocation Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related consolidated statement of operations for the year ended December 31, 2017, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2017	53

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OSE	Osaka Securities Exchange
CME	Chicago Mercantile Exchange	ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	SPGCINP	S&P GSCI Industrial Metals ER
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EAFE	Europe, Australasia, and Far East Stock Index	SPSIBKT	S&P Banks Select Industry TR Index
BADLARPP	Argentina Badlar Floating Rate Notes	EURMARGIN	European Refined Margin	UKRPI	United Kingdom Retail Prices Index
CDX.HY	Credit Derivatives Index - High Yield	GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0001M	1 Month USD Swap Rate
CMBX	Commercial Mortgage-Backed Index	NDUEEGF	iShares MSCI Emerging Markets ETF	US0003M	3 Month USD Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	PLATGOLD	Platinum-Gold Spread	US0012M	12 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	S&P 500	Standard & Poor’s 500 Index	USISDA10	10 Year USD ICE Swap Rate - 11AM
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
DAC	Designated Activity Company	OIS	Overnight Index Swap	U&I	Up and In Barrier Option
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

54	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Multi-Asset Managed Allocation Portfolio	1.65%	2.58%	$8,823	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	DECEMBER 31, 2017	55

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	DECEMBER 31, 2017	57

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

58	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2017	59

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

ANNUAL REPORT	DECEMBER 31, 2017	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

ANNUAL REPORT	DECEMBER 31, 2017	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2017	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT11AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary

4	PIMCO VARIABLE INSURANCE TRUST

prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

Corporate Bonds & Notes	90.5%
Short-Term Instruments‡	8.9%
Loan Participations and Assignments	0.3%
Sovereign Issues	0.2%
Non-Agency Mortgage-Backed Securities	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	6.77%	5.35%	6.61%	7.63%
PIMCO High Yield Portfolio Administrative Class	6.61%	5.20%	6.45%	5.93%
PIMCO High Yield Portfolio Advisor Class	6.50%	5.09%	6.34%	6.23%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	6.98%	5.59%	7.33%	6.37%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/1998.

± The inception date for the ICE BofAML U.S. High Yield, BB-B rated, Constrained Index was 12/31/1996. Prior to 12/31/1996, the performance of the ICE BofAML US High Yield, Cash Pay, BB-B Rated Index is shown. ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. ICE BofAML US High Yield, Cash Pay, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the US domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.61% for Institutional Class shares, 0.76% for Administrative Class shares, and 0.86% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Security selection in the banking sector contributed to performance, as the Portfolio’s banking positions outperformed the broader sector.

»	Security selection in the telecommunications sector contributed to performance, as the Portfolio’s telecommunications positions outperformed the broader sector.

»	Security selection in the healthcare sector contributed to performance, as the Portfolio’s healthcare positions outperformed the broader sector.

»	Security selection in the retail sector detracted from performance, as the Portfolio’s retail positions underperformed the broader sector.

»	Underweight exposure to the metals and mining sector detracted from performance, as the sector outperformed the broader market.

»	Overweight exposure to the consumer non-cyclicals sector detracted from performance, as the sector underperformed the broader market.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,021.20	$3.09	$1,000.00	$1,022.01	$3.09	0.61%
Administrative Class	1,000.00	1,020.40	3.85	1,000.00	1,021.26	3.85	0.76
Advisor Class	1,000.00	1,019.90	4.35	1,000.00	1,020.76	4.36	0.86

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$7.75	$0.38	$0.14	$0.52	$(0.40)	$0.00	$(0.40)
12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	(0.40)
12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	(0.54)
12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	(0.44)
12/31/2013	8.06	0.43	0.03	0.46	(0.45)	0.00	(0.45)
Administrative Class
12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)
12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)
12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)
12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	(0.43)
12/31/2013	8.06	0.42	0.03	0.45	(0.44)	0.00	(0.44)
Advisor Class
12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)
12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)
12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)
12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	(0.42)
12/31/2013	8.06	0.41	0.03	0.44	(0.43)	0.00	(0.43)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.87	6.77%	$10,863	0.61	%(c)	0.61	%(c)	0.60%	0.60%	4.80%	25%
7.75	12.61	9,937	0.61	(c)	0.61	(c)	0.60	0.60	5.24	30
7.26	(1.50)	4,450	0.61	(c)	0.61	(c)	0.60	0.60	5.23	23
7.91	3.49	4,766	0.60	(c)	0.60	(c)	0.60	0.60	5.20	37
8.07	5.89	4,848	0.60		0.60		0.60	0.60	5.39	41

7.87	6.61	1,016,642	0.76	(c)	0.76	(c)	0.75	0.75	4.64	25
7.75	12.45	1,049,825	0.76	(c)	0.76	(c)	0.75	0.75	5.09	30
7.26	(1.64)	1,079,951	0.76	(c)	0.76	(c)	0.75	0.75	5.08	23
7.91	3.34	1,135,929	0.75	(c)	0.75	(c)	0.75	0.75	5.05	37
8.07	5.73	1,155,248	0.75		0.75		0.75	0.75	5.22	41

7.87	6.50	29,721	0.86	(c)	0.86	(c)	0.85	0.85	4.53	25
7.75	12.34	41,147	0.86	(c)	0.86	(c)	0.85	0.85	4.96	30
7.26	(1.74)	20,953	0.86	(c)	0.86	(c)	0.85	0.85	4.95	23
7.91	3.23	18,879	0.85	(c)	0.85	(c)	0.85	0.85	4.91	37
8.07	5.63	47,764	0.85		0.85		0.85	0.85	5.13	41

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$976,823
Investments in Affiliates	78,934
Financial Derivative Instruments
Exchange-traded or centrally cleared	45
Over the counter	22
Cash	1
Deposits with counterparty	3,386
Foreign currency, at value	209
Receivable for investments sold	83
Receivable for Portfolio shares sold	424
Interest and/or dividends receivable	14,430
Dividends receivable from Affiliates	140
Prepaid expenses	20
Total Assets	1,074,517

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$12,699
Financial Derivative Instruments
Over the counter	131
Payable for investments purchased	3,237
Payable for investments in Affiliates purchased	140
Payable for Portfolio shares redeemed	356
Accrued investment advisory fees	233
Accrued supervisory and administrative fees	326
Accrued distribution fees	7
Accrued servicing fees	134
Other liabilities	28
Total Liabilities	17,291

Net Assets	$1,057,226

Net Assets Consist of:
Paid in capital	1,042,159
Undistributed (overdistributed) net investment income	5,637
Accumulated undistributed net realized gain (loss)	(17,881)
Net unrealized appreciation (depreciation)	27,311

Net Assets	$1,057,226

Net Assets:
Institutional Class	$10,863
Administrative Class	1,016,642
Advisor Class	29,721

Shares Issued and Outstanding:
Institutional Class	1,380
Administrative Class	129,172
Advisor Class	3,776

Net Asset Value Per Share Outstanding:
Institutional Class	$7.87
Administrative Class	7.87
Advisor Class	7.87

Cost of investments in securities	$949,864
Cost of investments in Affiliates	$78,933
Cost of foreign currency held	$210
Cost or premiums of financial derivative instruments, net	$3,992

* Includes repurchase agreements of:	$3,787

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$58,240
Dividends from Investments in Affiliates	1,747
Total Income	59,987

Expenses:
Investment advisory fees	2,773
Supervisory and administrative fees	3,882
Servicing fees - Administrative Class	1,587
Distribution and/or servicing fees - Advisor Class	102
Trustee fees	29
Interest expense	145
Total Expenses	8,518

Net Investment Income (Loss)	51,469

Net Realized Gain (Loss):
Investments in securities	2,004
Investments in Affiliates	(40)
Exchange-traded or centrally cleared financial derivative instruments	4,690
Over the counter financial derivative instruments	(305)
Short sales	33
Foreign currency	90

Net Realized Gain (Loss)	6,472

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15,535
Investments in Affiliates	12
Exchange-traded or centrally cleared financial derivative instruments	(1,609)
Over the counter financial derivative instruments	(186)
Foreign currency assets and liabilities	(2)

Net Change in Unrealized Appreciation (Depreciation)	13,750

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,691

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$51,469	$56,835
Net realized gain (loss)	6,472	(15,472)
Net change in unrealized appreciation (depreciation)	13,750	90,588

Net Increase (Decrease) in Net Assets Resulting from Operations	71,691	131,951

Distributions to Shareholders:
From net investment income
Institutional Class	(525)	(450)
Administrative Class	(51,769)	(56,089)
Advisor Class	(1,937)	(1,978)

Total Distributions(a)	(54,231)	(58,517)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(61,143)	(77,879)

Total Increase (Decrease) in Net Assets	(43,683)	(4,445)

Net Assets:
Beginning of year	1,100,909	1,105,354
End of year*	$1,057,226	$1,100,909

* Including undistributed (overdistributed) net investment income of:	$5,637	$6,955

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Centene Corp.
TBD% due 09/13/2018		$3,250	$3,250

Total Loan Participations and Assignments (Cost $3,238)			3,250

CORPORATE BONDS & NOTES 90.4%

BANKING & FINANCE 8.5%
Abe Investment Holdings, Inc.
7.000% due 10/15/2020		1,000	685
Ally Financial, Inc.
4.125% due 03/30/2020		1,000	1,023
4.625% due 03/30/2025		2,500	2,634
5.125% due 09/30/2024		2,000	2,168
7.500% due 09/15/2020		2,795	3,102
8.000% due 03/15/2020		1,607	1,776
8.000% due 11/01/2031		1,401	1,827
BNP Paribas S.A.
7.375% due 08/19/2025 •(e)(f)		2,500	2,890
CIT Group, Inc.
5.000% due 08/15/2022		4,500	4,781
CoreCivic, Inc.
4.625% due 05/01/2023		1,000	1,028
Credit Agricole S.A.
7.875% due 01/23/2024 •(e)(f)		4,000	4,534
Credit Suisse Group AG
6.250% due 12/18/2024 •(e)(f)		2,000	2,173
Equinix, Inc.
5.375% due 05/15/2027		1,500	1,609
5.875% due 01/15/2026		1,000	1,076
ESH Hospitality, Inc.
5.250% due 05/01/2025		2,000	2,025
European Investment Bank
1.375% due 01/15/2018	GBP	2,000	2,701
FBM Finance, Inc.
8.250% due 08/15/2021		$2,250	2,402
Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	1,033
Howard Hughes Corp.
5.375% due 03/15/2025		2,000	2,055
Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,250	1,281
5.710% due 01/15/2026		1,000	1,055
7.700% due 09/17/2025 •(e)(f)		1,000	1,088
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,526
7.375% due 04/01/2020		2,000	2,065
Lincoln Finance Ltd.
7.375% due 04/15/2021		750	785
Lloyds Banking Group PLC
7.500% due 06/27/2024 •(e)(f)		5,000	5,681
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		1,000	1,000
5.625% due 05/01/2024		1,000	1,070
Navient Corp.
4.875% due 06/17/2019		2,000	2,039
5.000% due 10/26/2020		1,000	1,016
5.875% due 10/25/2024		2,250	2,244
6.125% due 03/25/2024		2,500	2,544
6.500% due 06/15/2022		1,000	1,050
6.625% due 07/26/2021		500	529
6.750% due 06/25/2025		1,000	1,030
7.250% due 01/25/2022		500	538
8.000% due 03/25/2020		1,000	1,084
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,000	1,033
7.250% due 12/15/2021		1,500	1,560
Provident Funding Associates LP
6.375% due 06/15/2025		750	789
Quicken Loans, Inc.
5.250% due 01/15/2028		1,500	1,485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 05/01/2025	$1,500	$1,560
RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,541
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024	2,000	2,124
7.500% due 08/10/2020 •(e)(f)	2,000	2,120
8.625% due 08/15/2021 •(e)(f)	1,000	1,129
SBA Communications Corp.
4.875% due 09/01/2024	1,000	1,030
Societe Generale S.A.
7.875% due 12/18/2023 •(e)(f)	2,000	2,253
Springleaf Finance Corp.
5.625% due 03/15/2023	1,000	1,003
Tempo Acquisition LLC
6.750% due 06/01/2025	1,500	1,530
Vantiv LLC
4.375% due 11/15/2025	1,000	1,015

		89,319

INDUSTRIALS 74.0%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,000	1,020
6.500% due 03/01/2024	500	523
Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,500	2,581
ADT Corp.
3.500% due 07/15/2022	1,000	990
4.125% due 06/15/2023	1,000	1,003
4.875% due 07/15/2032	1,000	950
6.250% due 10/15/2021	2,000	2,200
Advanced Disposal Services, Inc.
5.625% due 11/15/2024	1,000	1,025
AECOM
5.125% due 03/15/2027	1,000	1,021
5.750% due 10/15/2022	625	655
5.875% due 10/15/2024	1,000	1,088
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	3,000	2,895
Alcoa Nederland Holding BV
6.750% due 09/30/2024	500	548
7.000% due 09/30/2026	250	282
Aleris International, Inc.
7.875% due 11/01/2020	1,500	1,492
9.500% due 04/01/2021	1,500	1,590
Allison Transmission, Inc.
5.000% due 10/01/2024	1,500	1,551
Altice Financing S.A.
6.625% due 02/15/2023	3,000	3,149
7.500% due 05/15/2026	1,000	1,067
Altice Finco S.A.
7.625% due 02/15/2025	1,500	1,532
Altice Luxembourg S.A.
7.625% due 02/15/2025 (h)	3,000	2,884
7.750% due 05/15/2022	2,500	2,453
Altice U.S. Finance Corp.
5.500% due 05/15/2026	1,500	1,532
AMC Networks, Inc.
4.750% due 12/15/2022	1,000	1,024
4.750% due 08/01/2025	500	497
5.000% due 04/01/2024	2,000	2,030
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	400	409
5.750% due 12/15/2023	1,000	1,055
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,052
5.375% due 09/15/2024	1,000	1,045
Antero Resources Corp.
5.000% due 03/01/2025	1,000	1,025
5.125% due 12/01/2022	2,000	2,050
5.375% due 11/01/2021	1,250	1,286
Aramark Services, Inc.
5.125% due 01/15/2024	1,500	1,578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arconic, Inc.
5.125% due 10/01/2024	$2,000	$2,141
5.950% due 02/01/2037	1,250	1,366
Ardagh Packaging Finance PLC
4.250% due 09/15/2022	250	255
6.000% due 02/15/2025	1,500	1,582
7.250% due 05/15/2024	2,000	2,185
Ashland LLC
4.750% due 08/15/2022	2,000	2,085
6.875% due 05/15/2043	1,500	1,672
Ashtead Capital, Inc.
4.125% due 08/15/2025	1,000	1,011
4.375% due 08/15/2027	750	763
Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	1,023
B&G Foods, Inc.
4.625% due 06/01/2021	1,000	1,018
5.250% due 04/01/2025	1,000	1,020
Ball Corp.
5.250% due 07/01/2025	1,750	1,910
BC Unlimited Liability Co.
4.250% due 05/15/2024	1,500	1,500
5.000% due 10/15/2025	3,000	3,037
BCD Acquisition, Inc.
9.625% due 09/15/2023	1,500	1,654
Beacon Escrow Corp.
4.875% due 11/01/2025	4,000	4,035
Beacon Roofing Supply, Inc.
6.375% due 10/01/2023	1,000	1,069
Berry Global, Inc.
5.125% due 07/15/2023	1,000	1,044
6.000% due 10/15/2022	1,000	1,051
Boise Cascade Co.
5.625% due 09/01/2024	1,000	1,060
Bombardier, Inc.
7.500% due 12/01/2024	500	509
7.500% due 03/15/2025	2,000	2,025
7.750% due 03/15/2020	500	539
8.750% due 12/01/2021	1,500	1,657
Boyd Gaming Corp.
6.375% due 04/01/2026	1,500	1,620
6.875% due 05/15/2023	1,000	1,064
Brink’s Co.
4.625% due 10/15/2027	1,000	983
Builders FirstSource, Inc.
5.625% due 09/01/2024	1,500	1,567
BWAY Holding Co.
5.500% due 04/15/2024	2,500	2,606
Cable One, Inc.
5.750% due 06/15/2022	1,000	1,035
Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	1,975
CalAtlantic Group, Inc.
5.000% due 06/15/2027	1,500	1,560
5.250% due 06/01/2026	1,250	1,327
5.375% due 10/01/2022	1,000	1,076
5.875% due 11/15/2024	750	836
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023 (h)	2,000	2,085
Cascades, Inc.
5.500% due 07/15/2022	750	774
Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	1,750	1,761
CBS Radio, Inc.
7.250% due 11/01/2024	1,500	1,589
CCO Holdings LLC
5.000% due 02/01/2028	1,000	978
5.125% due 02/15/2023	3,000	3,075
5.125% due 05/01/2023	2,000	2,045
5.125% due 05/01/2027	1,500	1,481
5.250% due 09/30/2022	3,000	3,081
5.375% due 05/01/2025	1,000	1,033
5.750% due 09/01/2023	2,750	2,826
5.750% due 02/15/2026	2,375	2,473

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 04/01/2024	$1,000	$1,045
5.875% due 05/01/2027	1,000	1,030
Centene Corp.
4.750% due 01/15/2025	1,000	1,020
5.625% due 02/15/2021	1,000	1,030
6.125% due 02/15/2024	1,000	1,060
Centennial Resource Production LLC
5.375% due 01/15/2026	2,000	2,042
Central Garden & Pet Co.
6.125% due 11/15/2023	750	797
Cequel Communications Holdings LLC
5.125% due 12/15/2021	3,000	3,015
6.375% due 09/15/2020	700	712
CF Industries, Inc.
5.150% due 03/15/2034	2,000	2,047
Change Healthcare Holdings LLC
5.750% due 03/01/2025	2,500	2,509
Chemours Co.
6.625% due 05/15/2023	1,500	1,594
7.000% due 05/15/2025	1,500	1,635
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	2,500	2,592
5.875% due 03/31/2025	2,000	2,171
7.000% due 06/30/2024	1,500	1,710
Cheniere Energy Partners LP
5.250% due 10/01/2025	1,500	1,530
Chesapeake Energy Corp.
8.000% due 12/15/2022	1,250	1,353
Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	1,997
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	2,000	2,036
7.625% due 03/15/2020	3,000	2,951
Clearwater Paper Corp.
4.500% due 02/01/2023	1,500	1,491
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	750	750
5.750% due 03/01/2025	500	479
CNX Resources Corp.
5.875% due 04/15/2022	1,000	1,026
CommScope Technologies LLC
5.000% due 03/15/2027	1,000	1,003
6.000% due 06/15/2025	1,250	1,334
CommScope, Inc.
5.000% due 06/15/2021	1,000	1,023
5.500% due 06/15/2024	1,750	1,827
Community Health Systems, Inc.
5.125% due 08/01/2021	1,000	905
6.250% due 03/31/2023	2,500	2,262
6.875% due 02/01/2022 (h)	750	435
Constellium NV
5.750% due 05/15/2024	1,000	1,025
5.875% due 02/15/2026	1,000	1,021
Continental Resources, Inc.
3.800% due 06/01/2024	2,000	1,985
4.375% due 01/15/2028	1,000	988
4.500% due 04/15/2023	2,000	2,045
4.900% due 06/01/2044	1,000	960
5.000% due 09/15/2022	1,500	1,528
Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,500	1,552
Core & Main LP
6.125% due 08/15/2025	3,000	3,052
Cott Holdings, Inc.
5.500% due 04/01/2025	1,000	1,031
CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	2,075
CRC Escrow Issuer LLC
5.250% due 10/15/2025	4,000	4,051
Crown Americas LLC
4.250% due 09/30/2026	1,000	988
4.500% due 01/15/2023	2,000	2,035
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/15/2027	$1,000	$1,023
6.625% due 10/15/2025	1,000	1,085
10.125% due 01/15/2023	1,000	1,129
DAE Funding LLC
4.000% due 08/01/2020	375	380
4.500% due 08/01/2022	500	493
5.000% due 08/01/2024	2,000	1,980
Darling Ingredients, Inc.
5.375% due 01/15/2022	2,000	2,047
DaVita, Inc.
5.000% due 05/01/2025	2,500	2,505
5.125% due 07/15/2024	2,000	2,024
5.750% due 08/15/2022	1,000	1,029
Dell International LLC
5.875% due 06/15/2021	500	520
7.125% due 06/15/2024	1,000	1,095
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	750	551
5.700% due 10/15/2039	1,000	815
7.875% due 08/15/2025	500	527
Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,635
Diamondback Energy, Inc.
4.750% due 11/01/2024	1,000	1,009
5.375% due 05/31/2025	500	517
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,860
Digicel Ltd.
6.000% due 04/15/2021	1,000	988
DISH DBS Corp.
5.000% due 03/15/2023	2,000	1,907
5.125% due 05/01/2020	1,000	1,024
5.875% due 07/15/2022	3,000	3,026
5.875% due 11/15/2024	2,500	2,441
6.750% due 06/01/2021	1,000	1,054
7.750% due 07/01/2026	1,000	1,055
DJO Finance LLC
10.750% due 04/15/2020	500	453
DJO Finco, Inc.
8.125% due 06/15/2021	2,500	2,350
Dollar Tree, Inc.
5.750% due 03/01/2023	2,000	2,099
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,000	1,005
Dynegy, Inc.
7.375% due 11/01/2022	2,000	2,115
7.625% due 11/01/2024	2,000	2,155
8.000% due 01/15/2025	1,000	1,087
8.125% due 01/30/2026	750	822
Eldorado Resorts, Inc.
7.000% due 08/01/2023	1,000	1,072
EMC Corp.
3.375% due 06/01/2023	1,000	965
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	1,000	1,102
Endo Dac
6.000% due 07/15/2023	1,500	1,185
6.000% due 02/01/2025	3,000	2,340
Endo Finance LLC
5.375% due 01/15/2023	2,000	1,570
5.750% due 01/15/2022	2,000	1,675
Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,610
Energy Transfer Equity LP
5.875% due 01/15/2024	1,000	1,055
7.500% due 10/15/2020	2,000	2,205
EnPro Industries, Inc.
5.875% due 09/15/2022	1,500	1,569
Ensco PLC
4.500% due 10/01/2024	1,500	1,267
5.200% due 03/15/2025	1,000	855
5.750% due 10/01/2044	2,000	1,380
Entegris, Inc.
4.625% due 02/10/2026	2,000	2,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Envision Healthcare Corp.
5.125% due 07/01/2022	$2,000	$1,950
EW Scripps Co.
5.125% due 05/15/2025	500	499
Extraction Oil & Gas, Inc.
7.375% due 05/15/2024	500	536
First Data Corp.
5.000% due 01/15/2024	3,000	3,097
5.750% due 01/15/2024	3,000	3,127
7.000% due 12/01/2023	4,000	4,240
First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,000	1,013
5.000% due 07/01/2025	750	767
First Quantum Minerals Ltd.
7.000% due 02/15/2021	1,000	1,040
7.250% due 05/15/2022	1,000	1,053
7.250% due 04/01/2023	1,000	1,080
7.500% due 04/01/2025	1,000	1,089
Flex Acquisition Co., Inc.
6.875% due 01/15/2025	2,000	2,075
FMG Resources Pty. Ltd.
4.750% due 05/15/2022	250	254
5.125% due 05/15/2024	250	254
Freeport-McMoRan, Inc.
3.100% due 03/15/2020	1,500	1,496
3.550% due 03/01/2022	2,000	1,982
3.875% due 03/15/2023	2,000	2,000
4.000% due 11/14/2021	2,500	2,512
5.400% due 11/14/2034	2,500	2,556
Gates Global LLC
6.000% due 07/15/2022	4,000	4,110
GCP Applied Technologies, Inc.
9.500% due 02/01/2023	2,000	2,225
General Cable Corp.
5.750% due 10/01/2022	1,000	1,041
GLP Capital LP
5.375% due 11/01/2023	1,500	1,607
5.375% due 04/15/2026	750	806
Graphic Packaging International, Inc.
4.125% due 08/15/2024	500	520
4.875% due 11/15/2022	500	533
Gray Television, Inc.
5.125% due 10/15/2024	1,000	1,000
Griffon Corp.
5.250% due 03/01/2022	3,000	3,045
Grinding Media, Inc.
7.375% due 12/15/2023	1,000	1,076
Gulfport Energy Corp.
6.000% due 10/15/2024	1,500	1,507
6.375% due 05/15/2025	1,500	1,513
6.625% due 05/01/2023	1,000	1,025
Hanesbrands, Inc.
4.625% due 05/15/2024	2,000	2,050
4.875% due 05/15/2026	1,500	1,545
HCA Healthcare, Inc.
6.250% due 02/15/2021	3,000	3,187
HCA, Inc.
4.750% due 05/01/2023	2,000	2,065
5.000% due 03/15/2024	2,500	2,606
5.250% due 04/15/2025	2,000	2,120
5.250% due 06/15/2026	1,500	1,594
5.375% due 02/01/2025	2,000	2,075
5.500% due 06/15/2047	1,500	1,500
5.875% due 05/01/2023	1,750	1,872
7.500% due 02/15/2022	2,000	2,255
HD Supply, Inc.
5.750% due 04/15/2024	1,500	1,597
Hearthside Group Holdings LLC
6.500% due 05/01/2022	2,000	2,052
Hexion, Inc.
6.625% due 04/15/2020	1,500	1,354
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,281
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	1,000	1,013

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hilton Worldwide Finance LLC
4.625% due 04/01/2025	$1,000	$1,030
4.875% due 04/01/2027	750	787
HudBay Minerals, Inc.
7.250% due 01/15/2023	500	533
7.625% due 01/15/2025	500	550
Hughes Satellite Systems Corp.
5.250% due 08/01/2026	500	512
6.500% due 06/15/2019	450	472
7.625% due 06/15/2021	1,000	1,109
Huntsman International LLC
4.875% due 11/15/2020	1,000	1,044
5.125% due 11/15/2022	1,000	1,070
iHeartCommunications, Inc.
9.000% due 03/01/2021	1,500	1,080
IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (a)	2,000	2,044
IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)	2,000	2,035
INEOS Group Holdings S.A.
5.625% due 08/01/2024 (h)	1,500	1,567
Informatica LLC
7.125% due 07/15/2023	1,000	1,028
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	820
7.250% due 10/15/2020	1,000	945
7.500% due 04/01/2021	500	458
8.000% due 02/15/2024	2,000	2,110
International Game Technology PLC
6.250% due 02/15/2022	2,000	2,165
6.500% due 02/15/2025	1,500	1,684
Jaguar Holding Co.
6.375% due 08/01/2023	3,750	3,797
James Hardie International Finance DAC
4.750% due 01/15/2025	500	506
5.000% due 01/15/2028	500	506
KAR Auction Services, Inc.
5.125% due 06/01/2025	1,250	1,284
KFC Holding Co.
4.750% due 06/01/2027	750	769
5.000% due 06/01/2024	1,000	1,034
5.250% due 06/01/2026	2,000	2,110
Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,500	1,569
12.500% due 11/01/2021	1,250	1,409
KLX, Inc.
5.875% due 12/01/2022	2,500	2,627
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,071
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	1,035
4.875% due 11/01/2026	1,000	1,048
Laredo Petroleum, Inc.
5.625% due 01/15/2022	1,000	1,015
Lennar Corp.
4.750% due 11/29/2027	1,250	1,293
Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,256
5.250% due 03/15/2026	1,000	984
5.375% due 01/15/2024	1,000	1,001
5.375% due 05/01/2025	1,000	1,001
LifePoint Health, Inc.
5.375% due 05/01/2024	1,000	996
5.500% due 12/01/2021	1,250	1,280
5.875% due 12/01/2023	1,000	1,014
LIN Television Corp.
5.875% due 11/15/2022	750	784
Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	1,028
LKQ Corp.
4.750% due 05/15/2023	1,500	1,541
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	2,500	1,975
5.500% due 04/15/2025	1,000	820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/15/2023 (h)	$1,000	$855
5.750% due 08/01/2022	2,000	1,825
Masonite International Corp.
5.625% due 03/15/2023	2,000	2,101
Matador Resources Co.
6.875% due 04/15/2023	500	528
MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	983
MDC Partners, Inc.
6.500% due 05/01/2024	1,000	1,010
MGM Resorts International
4.625% due 09/01/2026	1,000	1,015
6.000% due 03/15/2023	2,000	2,165
6.625% due 12/15/2021	4,000	4,399
6.750% due 10/01/2020	2,000	2,165
7.750% due 03/15/2022	2,000	2,285
8.625% due 02/01/2019	1,000	1,065
MSCI, Inc.
5.250% due 11/15/2024	1,000	1,059
5.750% due 08/15/2025	1,000	1,079
Murphy Oil Corp.
4.000% due 06/01/2022	500	503
4.450% due 12/01/2022	250	252
5.750% due 08/15/2025	500	513
6.875% due 08/15/2024	1,000	1,070
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,000	1,048
NCR Corp.
4.625% due 02/15/2021	1,500	1,517
5.000% due 07/15/2022	2,000	2,045
5.875% due 12/15/2021	500	514
6.375% due 12/15/2023	500	525
Netflix, Inc.
4.375% due 11/15/2026	2,500	2,456
4.875% due 04/15/2028	1,500	1,472
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	3,187
5.625% due 07/01/2024	1,500	1,620
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024	750	776
NextEra Energy Operating Partners LP
4.250% due 09/15/2024	500	510
4.500% due 09/15/2027	750	748
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	500	520
Nielsen Finance LLC
5.000% due 04/15/2022	1,750	1,805
Noble Holding International Ltd.
4.900% due 08/01/2020	172	166
7.750% due 01/15/2024 (h)	1,500	1,297
Novelis Corp.
5.875% due 09/30/2026	2,500	2,556
6.250% due 08/15/2024	1,000	1,050
NXP BV
4.125% due 06/15/2020	1,000	1,027
4.125% due 06/01/2021	875	895
4.625% due 06/01/2023	1,000	1,049
5.750% due 03/15/2023	3,000	3,105
Oasis Petroleum, Inc.
6.875% due 03/15/2022	1,000	1,029
Open Text Corp.
5.875% due 06/01/2026	1,500	1,620
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	9,000	9,090
Oshkosh Corp.
5.375% due 03/01/2025	625	666
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	2,000	1,915
5.250% due 08/15/2022	1,500	1,496
5.500% due 02/15/2024	1,250	1,244
Park-Ohio Industries, Inc.
6.625% due 04/15/2027	1,000	1,082
Party City Holdings, Inc.
6.125% due 08/15/2023 (h)	1,500	1,556

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PDC Energy, Inc.
5.750% due 05/15/2026	$500	$513
6.125% due 09/15/2024	1,000	1,040
Penn National Gaming, Inc.
5.625% due 01/15/2027	500	520
Performance Food Group, Inc.
5.500% due 06/01/2024	500	518
PetSmart, Inc.
7.125% due 03/15/2023	4,000	2,390
Pilgrim’s Pride Corp.
5.750% due 03/15/2025	2,000	2,065
5.875% due 09/30/2027	750	774
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024	750	806
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	2,000	2,040
5.875% due 01/15/2024	1,000	1,063
Platform Specialty Products Corp.
5.875% due 12/01/2025	1,000	994
6.500% due 02/01/2022	3,000	3,105
Ply Gem Industries, Inc.
6.500% due 02/01/2022	3,000	3,112
Post Holdings, Inc.
5.000% due 08/15/2026	3,000	2,959
5.500% due 03/01/2025	1,000	1,038
5.625% due 01/15/2028	1,125	1,131
5.750% due 03/01/2027	2,000	2,040
8.000% due 07/15/2025	750	847
PQ Corp.
6.750% due 11/15/2022	750	803
Precision Drilling Corp.
7.750% due 12/15/2023	1,750	1,846
Prestige Brands, Inc.
5.375% due 12/15/2021	2,750	2,808
6.375% due 03/01/2024	1,500	1,562
Prime Security Services Borrower LLC
9.250% due 05/15/2023	3,500	3,894
Qorvo, Inc.
6.750% due 12/01/2023	1,000	1,079
7.000% due 12/01/2025	500	561
Qualitytech LP
4.750% due 11/15/2025	1,500	1,522
Quintiles IMS, Inc.
4.875% due 05/15/2023	2,000	2,070
5.000% due 10/15/2026	2,000	2,057
Rackspace Hosting, Inc.
8.625% due 11/15/2024	1,000	1,070
Range Resources Corp.
4.875% due 05/15/2025	1,000	970
5.000% due 08/15/2022	750	750
5.000% due 03/15/2023	2,000	2,000
5.750% due 06/01/2021	500	521
RBS Global, Inc.
4.875% due 12/15/2025	2,000	2,025
RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	2,000	2,120
Revlon Consumer Products Corp.
6.250% due 08/01/2024 (h)	750	461
Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	2,000	2,072
5.750% due 10/15/2020	1,454	1,477
6.875% due 02/15/2021	648	658
7.000% due 07/15/2024	1,000	1,073
Rite Aid Corp.
6.125% due 04/01/2023	2,000	1,812
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	1,000	995
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,250	1,316
6.000% due 01/15/2019	1,500	1,549
6.875% due 04/15/2040	500	565
Rowan Cos., Inc.
4.750% due 01/15/2024	1,000	885
4.875% due 06/01/2022	2,000	1,895

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.850% due 01/15/2044	$1,000	$785
7.375% due 06/15/2025	500	513
RSP Permian, Inc.
5.250% due 01/15/2025	1,000	1,030
6.625% due 10/01/2022	1,000	1,051
Sabre GLBL, Inc.
5.250% due 11/15/2023	500	514
5.375% due 04/15/2023	1,500	1,552
Sally Holdings LLC
5.625% due 12/01/2025	1,250	1,250
Schaeffler Finance BV
4.750% due 05/15/2023	1,250	1,278
Scientific Games International, Inc.
6.250% due 09/01/2020	1,250	1,270
7.000% due 01/01/2022	1,000	1,056
10.000% due 12/01/2022	1,500	1,652
Scotts Miracle-Gro Co.
6.000% due 10/15/2023	1,375	1,463
Sealed Air Corp.
4.875% due 12/01/2022	500	530
5.125% due 12/01/2024	1,000	1,075
5.250% due 04/01/2023	1,500	1,605
5.500% due 09/15/2025	1,000	1,092
Sensata Technologies BV
4.875% due 10/15/2023	1,500	1,573
5.000% due 10/01/2025	1,000	1,063
5.625% due 11/01/2024	1,250	1,378
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026	1,500	1,639
SFR Group S.A.
6.000% due 05/15/2022	5,000	5,069
6.250% due 05/15/2024	4,000	4,025
7.375% due 05/01/2026	2,000	2,067
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022	3,000	3,146
Silversea Cruise Finance Ltd.
7.250% due 02/01/2025	250	271
Simmons Foods, Inc.
5.750% due 11/01/2024	1,000	993
Sinclair Television Group, Inc.
5.125% due 02/15/2027 (h)	1,000	996
5.625% due 08/01/2024	2,000	2,067
Sirius XM Radio, Inc.
5.000% due 08/01/2027	1,500	1,511
5.375% due 04/15/2025	3,000	3,131
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	605
Southwestern Energy Co.
4.100% due 03/15/2022	3,000	2,962
6.700% due 01/23/2025	1,000	1,044
7.500% due 04/01/2026	750	798
Spectrum Brands, Inc.
5.750% due 07/15/2025	1,500	1,586
6.125% due 12/15/2024	1,000	1,064
6.625% due 11/15/2022	2,000	2,075
Springs Industries, Inc.
6.250% due 06/01/2021	2,000	2,045
SPX FLOW, Inc.
5.625% due 08/15/2024	1,500	1,586
5.875% due 08/15/2026	1,500	1,597
Standard Industries, Inc.
4.750% due 01/15/2028	1,000	1,007
5.000% due 02/15/2027	1,000	1,025
5.375% due 11/15/2024	4,000	4,201
6.000% due 10/15/2025	2,000	2,145
Station Casinos LLC
5.000% due 10/01/2025	1,000	1,008
Steel Dynamics, Inc.
5.000% due 12/15/2026	1,000	1,060
5.125% due 10/01/2021	1,000	1,028
5.500% due 10/01/2024	500	533
Sterigenics-Nordion Topco LLC (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (a)	1,000	1,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Suburban Propane Partners LP
5.750% due 03/01/2025	$1,000	$993
T-Mobile USA, Inc.
5.125% due 04/15/2025	1,000	1,041
6.375% due 03/01/2025	2,000	2,145
6.500% due 01/15/2026	2,000	2,187
6.625% due 04/01/2023	3,000	3,135
6.836% due 04/28/2023	2,000	2,100
Team Health Holdings, Inc.
6.375% due 02/01/2025	2,750	2,468
Teck Resources Ltd.
3.750% due 02/01/2023	1,000	1,006
4.500% due 01/15/2021	2,750	2,850
4.750% due 01/15/2022	1,000	1,049
6.125% due 10/01/2035	2,000	2,250
6.250% due 07/15/2041	1,000	1,150
8.500% due 06/01/2024	500	566
TEGNA, Inc.
4.875% due 09/15/2021	500	511
5.500% due 09/15/2024	1,000	1,053
Teine Energy Ltd.
6.875% due 09/30/2022	1,000	1,038
Teleflex, Inc.
4.875% due 06/01/2026	750	778
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,400	1,400
Tempur Sealy International, Inc.
5.500% due 06/15/2026	2,250	2,312
5.625% due 10/15/2023	750	784
Tenet Healthcare Corp.
4.500% due 04/01/2021	2,000	2,020
4.625% due 07/15/2024	1,000	979
5.125% due 05/01/2025	2,000	1,957
6.000% due 10/01/2020	1,000	1,061
6.750% due 06/15/2023 (h)	1,500	1,461
7.500% due 01/01/2022	450	474
8.125% due 04/01/2022	1,000	1,021
Tennant Co.
5.625% due 05/01/2025	1,000	1,055
Terex Corp.
5.625% due 02/01/2025	1,000	1,046
TransDigm, Inc.
6.000% due 07/15/2022	1,000	1,025
6.375% due 06/15/2026	2,750	2,795
6.500% due 07/15/2024	3,000	3,082
Transocean, Inc.
6.800% due 03/15/2038 (h)	1,500	1,217
7.500% due 01/15/2026	500	513
7.500% due 04/15/2031	2,500	2,237
9.000% due 07/15/2023	3,500	3,797
TreeHouse Foods, Inc.
4.875% due 03/15/2022	1,000	1,015
6.000% due 02/15/2024	1,000	1,045
Tribune Media Co.
5.875% due 07/15/2022	1,500	1,549
Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	2,000	2,075
Triumph Group, Inc.
4.875% due 04/01/2021	1,500	1,481
7.750% due 08/15/2025	625	665
U.S. Concrete, Inc.
6.375% due 06/01/2024	2,500	2,694
U.S. Foods, Inc.
5.875% due 06/15/2024	1,500	1,582
United Rentals North America, Inc.
4.625% due 07/15/2023	1,000	1,038
4.625% due 10/15/2025	1,000	1,010
4.875% due 01/15/2028	1,000	1,008
5.500% due 07/15/2025	1,500	1,596
5.500% due 05/15/2027	1,500	1,582
5.875% due 09/15/2026	500	537
Unitymedia GmbH
6.125% due 01/15/2025	1,000	1,060
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025	3,000	3,082

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Univar USA, Inc.
6.750% due 07/15/2023	$1,000	$1,050
Univision Communications, Inc.
5.125% due 05/15/2023	3,000	3,000
5.125% due 02/15/2025	4,000	3,910
6.750% due 09/15/2022	438	456
UPC Holding BV
5.500% due 01/15/2028	2,000	1,950
UPCB Finance Ltd.
5.375% due 01/15/2025	1,000	1,012
USG Corp.
4.875% due 06/01/2027	1,500	1,559
5.500% due 03/01/2025	1,250	1,333
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023	1,000	920
5.500% due 11/01/2025	2,000	2,045
5.625% due 12/01/2021	500	491
5.875% due 05/15/2023	1,500	1,393
6.500% due 03/15/2022	500	526
6.750% due 08/15/2021	1,000	1,011
7.000% due 03/15/2024	1,125	1,207
7.250% due 07/15/2022	1,000	1,015
7.500% due 07/15/2021	500	511
9.000% due 12/15/2025	375	392
Valvoline, Inc.
5.500% due 07/15/2024	500	533
VeriSign, Inc.
4.625% due 05/01/2023	2,000	2,062
5.250% due 04/01/2025	1,000	1,094
Versum Materials, Inc.
5.500% due 09/30/2024	1,000	1,072
ViaSat, Inc.
5.625% due 09/15/2025	1,500	1,519
Videotron Ltd.
5.125% due 04/15/2027	750	786
5.375% due 06/15/2024	1,000	1,081
Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,024
6.000% due 10/15/2024	1,500	1,545
6.375% due 04/15/2023	2,000	2,072
Virgin Media Secured Finance PLC
5.250% due 01/15/2026	1,000	1,014
Wabash National Corp.
5.500% due 10/01/2025	2,000	2,020
Welbilt, Inc.
9.500% due 02/15/2024	1,000	1,144
WellCare Health Plans, Inc.
5.250% due 04/01/2025	1,250	1,322
WESCO Distribution, Inc.
5.375% due 06/15/2024	1,000	1,033
West Street Merger Sub, Inc.
6.375% due 09/01/2025	2,500	2,519
Western Digital Corp.
7.375% due 04/01/2023	1,000	1,081
Whiting Petroleum Corp.
5.000% due 03/15/2019	1,000	1,027
5.750% due 03/15/2021 (h)	1,000	1,029
6.625% due 01/15/2026	500	511
Williams Cos., Inc.
4.550% due 06/24/2024	2,000	2,085
Wind Tre SpA
5.000% due 01/20/2026	4,000	3,824
WMG Acquisition Corp.
5.000% due 08/01/2023	1,000	1,039
WPX Energy, Inc.
6.000% due 01/15/2022	500	525
7.500% due 08/01/2020	503	547
8.250% due 08/01/2023	1,000	1,140
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,054
5.625% due 10/01/2024	1,000	1,082
Wynn Las Vegas LLC
5.250% due 05/15/2027	2,000	2,030
5.500% due 03/01/2025	1,000	1,033

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Macau Ltd.
5.500% due 10/01/2027	$1,000	$1,014
XPO Logistics, Inc.
6.125% due 09/01/2023	500	531
6.500% due 06/15/2022	1,500	1,571
Zayo Group LLC
5.750% due 01/15/2027	2,000	2,045
6.375% due 05/15/2025	1,000	1,061
ZF North America Capital, Inc.
4.750% due 04/29/2025	3,000	3,187
Ziggo Secured Finance BV
5.500% due 01/15/2027	3,000	3,004

		782,612

UTILITIES 7.9%
AES Corp.
8.000% due 06/01/2020	407	458
AmeriGas Partners LP
5.500% due 05/20/2025	1,000	1,015
5.750% due 05/20/2027	500	508
Antero Midstream Partners LP
5.375% due 09/15/2024	500	518
Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	2,090
Calpine Corp.
5.250% due 06/01/2026	750	738
5.375% due 01/15/2023	3,000	2,932
5.750% due 01/15/2025	3,000	2,861
CenturyLink, Inc.
5.800% due 03/15/2022	2,000	1,966
6.450% due 06/15/2021	1,000	1,015
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,043
5.875% due 07/01/2025	1,000	1,008
CrownRock LP
5.625% due 10/15/2025	1,500	1,511
Embarq Corp.
7.995% due 06/01/2036	1,000	978
Extraction Oil & Gas, Inc.
7.875% due 07/15/2021	500	531
Frontier Communications Corp.
6.875% due 01/15/2025	1,500	979
7.125% due 03/15/2019	1,125	1,083
10.500% due 09/15/2022	1,500	1,138
11.000% due 09/15/2025	1,250	925
Genesis Energy LP
5.625% due 06/15/2024	1,000	980
6.000% due 05/15/2023	1,250	1,272
6.500% due 10/01/2025	500	510
6.750% due 08/01/2022	1,500	1,564
Jonah Energy LLC
7.250% due 10/15/2025	1,250	1,261
NGL Energy Partners LP
6.125% due 03/01/2025	750	735
7.500% due 11/01/2023	500	520
NGPL PipeCo LLC
4.375% due 08/15/2022	625	638
4.875% due 08/15/2027	750	781
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,291
NRG Energy, Inc.
6.250% due 07/15/2022	2,500	2,612
6.250% due 05/01/2024	1,000	1,052
6.625% due 01/15/2027	1,500	1,594
NRG Yield Operating LLC
5.000% due 09/15/2026	1,000	1,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NSG Holdings LLC
7.750% due 12/15/2025	$1,296	$1,429
Parsley Energy LLC
5.250% due 08/15/2025	1,000	1,008
5.375% due 01/15/2025	1,000	1,015
5.625% due 10/15/2027	1,000	1,025
6.250% due 06/01/2024	1,000	1,057
Sprint Capital Corp.
6.900% due 05/01/2019	2,000	2,097
8.750% due 03/15/2032	2,500	2,844
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,005
7.000% due 03/01/2020	1,000	1,072
7.000% due 08/15/2020	2,000	2,125
9.000% due 11/15/2018	556	586
Sprint Corp.
7.125% due 06/15/2024	1,750	1,785
7.250% due 09/15/2021	4,000	4,245
7.625% due 02/15/2025	2,000	2,100
7.875% due 09/15/2023	4,000	4,270
Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	815
Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	2,062
5.500% due 01/15/2028	500	507
Targa Resources Partners LP
4.125% due 11/15/2019	750	757
4.250% due 11/15/2023	1,000	993
5.000% due 01/15/2028	1,000	1,001
5.250% due 05/01/2023	2,000	2,050
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,167
Telecom Italia SpA
5.303% due 05/30/2024	3,000	3,214
Tenaska Alabama Partners LP
7.000% due 06/30/2021	822	847
TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	994
5.000% due 01/31/2028	1,000	991
6.625% due 06/15/2025	500	547

		83,735

Total Corporate Bonds & Notes (Cost $929,306)		955,666

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Bear Stearns ALT-A Trust
3.506% due 11/25/2036 ^~	467	428
Countrywide Alternative Loan Trust
1.731% (US0001M + 0.230%) due 05/20/2046 ^~	83	66
Countrywide Home Loan Mortgage Pass-Through Trust
2.192% (US0001M + 0.640%) due 03/25/2035 ~	43	38
3.186% due 05/20/2036 ^~	236	202
GSR Mortgage Loan Trust
3.680% due 04/25/2035 ~	6	6
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	394	365
WaMu Mortgage Pass-Through Certificates Trust
3.002% due 12/25/2036 ^~	304	292
Washington Mutual Mortgage Pass-Through Certificates Trust
2.033% (12MTA + 0.970%) due 05/25/2046 ~	28	24

Total Non-Agency Mortgage-Backed Securities (Cost $938)		1,421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
1.622% (US0001M + 0.070%) due 01/25/2037 ^~		$84	$38

Total Asset-Backed Securities (Cost $58)			38

SOVEREIGN ISSUES 0.1%
Republic of Germany
4.000% due 01/04/2018	EUR	1,200	1,440

Total Sovereign Issues (Cost $1,426)			1,440

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (g) 0.4%

			3,787

FRANCE TREASURY BILLS 0.2%
(1.109)% due 01/17/2018 - 01/31/2018 (b)(c)		1,600	1,921

SPAIN TREASURY BILLS 0.0%
(0.862)% due 02/16/2018 (c)(d)		100	120

U.K. TREASURY BILLS 0.9%
(0.078)% due 01/22/2018 - 01/29/2018 (b)(c)	GBP	6,800	9,180

Total Short-Term Instruments (Cost $14,898)			15,008

Total Investments in Securities (Cost $949,864)			976,823

		SHARES
INVESTMENTS IN AFFILIATES 7.5%

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%
PIMCO Short Asset Portfolio		2,000,003	20,022
PIMCO Short-Term Floating NAV Portfolio III		5,959,687	58,912

Total Short-Term Instruments (Cost $78,933)			78,934

Total Investments in Affiliates (Cost $78,933)			78,934

Total Investments 99.9% (Cost $1,028,797)			$1,055,757

Financial Derivative Instruments (i)(j) 0.0% (Cost or Premiums, net $3,992)			(64)

Other Assets and Liabilities, net 0.1%			1,533

Net Assets 100.0%			$1,057,226

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$3,787	U.S. Treasury Notes 1.375% due 06/30/2023	$(3,867)	$3,787	$3,787

Total Repurchase Agreements						$(3,867)	$3,787	$3,787

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(1.500)%	11/01/2017	TBD	(3)	$(1,245)	$(1,242)
	(1.000)	11/02/2017	TBD	(3)	(866)	(868)
	(1.000)	11/13/2017	TBD	(3)	(428)	(427)
	(0.500)	09/27/2017	TBD	(3)	(707)	(706)
	(0.500)	11/15/2017	TBD	(3)	(938)	(937)
	(0.500)	12/18/2017	TBD	(3)	(933)	(933)
	(0.250)	11/28/2017	TBD	(3)	(807)	(807)
	0.250	12/18/2017	TBD	(3)	(2,676)	(2,676)
	0.350	12/19/2017	TBD	(3)	(428)	(427)
	0.750	12/19/2017	TBD	(3)	(2,957)	(2,958)
RDR	(0.750)	12/12/2016	TBD	(3)	(718)	(718)

Total Reverse Repurchase Agreements						$(12,699)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(11,981)	$0	$(11,981)	$12,993	$1,012
FICC	3,787	0	0	3,787	(3,867)	(80)
RDR	0	(718)	0	(718)	772	54

Total Borrowings and Other Financing Transactions	$3,787	$(12,699)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(12,699)	$(12,699)

Total Borrowings	$0	$0	$0	$(12,699)	$(12,699)

Payable for reverse repurchase agreements					$(12,699)

(h)	Securities with an aggregate market value of $13,765 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(10,897) at a weighted average interest rate of (0.539)%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-25 5-Year Index	5.000%	Quarterly	12/20/2020	$4,850	$371	$(43)	$328	$2	$0
CDX.HY-26 5-Year Index	5.000	Quarterly	06/20/2021	3,430	272	13	285	1	0
CDX.HY-27 5-Year Index	5.000	Quarterly	12/20/2021	14,700	1,045	232	1,277	9	0
CDX.HY-28 5-Year Index	5.000	Quarterly	06/20/2022	9,900	693	187	880	6	0
CDX.HY-29 5-Year Index	5.000	Quarterly	12/20/2022	20,000	1,643	47	1,690	27	0

					$4,024	$436	$4,460	$45	$0

Total Swap Agreements					$4,024	$436	$4,460	$45	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$45	$ 45	$0	$0	$0	$0

Cash of $3,386 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BRC	01/2018	EUR	800	$953	$0	$(8)
	01/2018	GBP	5,600	7,510	0	(55)
CBK	01/2018	EUR	1,200	1,426	0	(14)
	01/2018	GBP	600	803	0	(8)
DUB	02/2018	EUR	100	119	0	(1)
JPM	01/2018		800	952	0	(10)
	01/2018	GBP	600	803	0	(8)
UAG	01/2018		2,027	2,711	0	(27)

Total Forward Foreign Currency Contracts					$0	$(131)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	$5,000	$(16)	$25	$9	$0
	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	10,000	(16)	29	13	0

								$(32)	$54	$22	$0

Total Swap Agreements								$(32)	$54	$22	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$(63)	$0	$0	$(63)	$(63)	$0	$(63)
CBK	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	22	22	0	0	0	0	22	0	22
JPM	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
UAG	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)

Total Over the Counter	$0	$0	$22	$22	$(131)	$0	$0	$(131)

(1)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$45	$0	$0	$0	$45

Over the counter
Swap Agreements	$0	$0	$0	$0	$22	$22

	$0	$45	$0	$0	$22	$67

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$131	$0	$131

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,691	$0	$0	$(1)	$4,690

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(306)	$0	$(306)
Swap Agreements	0	35	0	0	(34)	1

	$0	$35	$0	$(306)	$(34)	$(305)

	$0	$4,726	$0	$(306)	$(35)	$4,385

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,609)	$0	$0	$0	$(1,609)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(240)	$0	$(240)
Swap Agreements	0	0	0	0	54	54

	$0	$0	$0	$(240)	$54	$(186)

	$0	$(1,609)	$0	$(240)	$54	$(1,795)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,250	$0	$3,250
Corporate Bonds & Notes
Banking & Finance	0	89,319	0	89,319
Industrials	0	782,612	0	782,612
Utilities	0	83,735	0	83,735
Non-Agency Mortgage-Backed Securities	0	1,421	0	1,421
Asset-Backed Securities	0	38	0	38
Sovereign Issues	0	1,440	0	1,440
Short-Term Instruments
Repurchase Agreements	0	3,787	0	3,787
France Treasury Bills	0	1,921	0	1,921
Spain Treasury Bills	0	120	0	120
U.K. Treasury Bills	0	9,180	0	9,180

	$0	$976,823	$0	$976,823

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$78,934	$0	$0	$78,934

Total Investments	$78,934	$976,823	$0	$1,055,757

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	45	0	45
Over the counter	0	22	0	22

	$0	$67	$0	$67

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(131)	$0	$(131)

Total Financial Derivative Instruments	$0	$(64)	$0	$(64)

Totals	$78,934	$976,759	$0	$1,055,693

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$20,026	$0	$0	$(4)	$20,022	$26	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$100,814	$465,822	$(507,700)	$(40)	$16	$58,912	$1,721	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had $3,250,000 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. The agreement expires on September 4, 2018 unless extended or renewed. There is a maximum available commitment amount for the Portfolio equal to $57,000,000. Prior to the renewal of the agreement on September 5, 2017 the maximum commitment amount was $60,000,000. Commitment, upfront and interest fees of $118,981 paid by the Portfolio are disclosed as part of interest expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

(collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$239,949	$296,047

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	101	$794	1,263	$9,524
Administrative Class	37,857	297,942	34,897	260,650
Advisor Class	4,908	38,747	12,536	93,503
Issued as reinvestment of distributions
Institutional Class	66	525	59	450
Administrative Class	6,559	51,769	7,432	56,063
Advisor Class	245	1,937	261	1,978
Cost of shares redeemed
Institutional Class	(70)	(549)	(652)	(4,967)
Administrative Class	(50,789)	(399,872)	(55,570)	(417,521)
Advisor Class	(6,690)	(52,436)	(10,371)	(77,559)
Net increase (decrease) resulting from Portfolio share transactions	(7,813)	$(61,143)	(10,145)	$(77,879)

As of December 31, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO High Yield Portfolio	$5,632	$0	$27,090	$0	$(17,655)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO High Yield Portfolio	$0	$17,655

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO High Yield Portfolio	$1,033,009	$38,816	$(11,717)	$27,099

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO High Yield Portfolio	$54,231	$0	$0	$58,517	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	RBS	RBS Securities, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RDR	RBC Capital Markets
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
EUR	Euro	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.HY	Credit Derivatives Index - High Yield	US0001M	1 Month USD Swap Rate

Other Abbreviations:
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	TBD	To-Be-Determined
DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2017	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO High Yield Portfolio	0.00%	0.00%	$50,261	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	41

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO- Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO- Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	43

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

4	PIMCO VARIABLE INSURANCE TRUST

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

U.S. Treasury Obligations	81.3%
U.S. Government Agencies	10.9%
Non-Agency Mortgage-Backed Securities	4.1%
Short-Term Instruments‡	3.1%
Corporate Bonds & Notes	0.5%
Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	9.12%	3.30%	7.07%	7.50%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	8.95%	3.15%	6.91%	7.20%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	8.85%	3.05%	—	6.26%
Bloomberg Barclays Long-Term Treasury Index±	8.53%	3.48%	6.55%	6.86%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.565% for Institutional Class shares, 0.715% for Administrative Class shares, and 0.815% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	The Portfolio’s overweight exposure to the intermediate portion of the U.S. treasury curve detracted from relative performance, as intermediate rates rose.

»

An out-of-benchmark allocation to U.S. treasury inflation-protected securities (“TIPS”) contributed to relative performance particularly in the second half of the reporting period, as break-even inflation rates rose and the Portfolio increased its TIPS exposure.

»

An out-of-benchmark allocation to investment grade corporate utilities and industrials contributed to performance, as spreads narrowed. Security selection also contributed to performance, as selected issues outperformed U.S. treasury securities with similar duration.

»

Security selection within agency mortgage-backed securities and commercial mortgage-backed securities contributed to performance, as selected issues outperformed U.S. treasury securities with similar duration.

»

An out-of-benchmark allocation to agency debentures contributed to relative performance, as spreads narrowed. Security selection also contributed to performance, as selected issues outperformed U.S. treasury securities with similar duration.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,028.40	$3.48	$1,000.00	$1,021.63	$3.47	0.69%
Administrative Class	1,000.00	1,027.60	4.24	1,000.00	1,020.88	4.23	0.84
Advisor Class	1,000.00	1,027.10	4.75	1,000.00	1,020.38	4.74	0.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$11.49	$0.29	$0.75	$1.04	$(0.28)	$0.00	$(0.28)
12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	(0.27)
12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	(0.26)
12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	(0.27)
12/31/2013	12.35	0.35	(1.90)	(1.55)	(0.29)	(0.57)	(0.86)
Administrative Class
12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)
12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)
12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)
12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	(0.25)
12/31/2013	12.35	0.33	(1.90)	(1.57)	(0.27)	(0.57)	(0.84)
Advisor Class
12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)
12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)
12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)
12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	(0.24)
12/31/2013	12.35	0.32	(1.90)	(1.58)	(0.26)	(0.57)	(0.83)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.25	9.12%	$39,545	0.615%	0.615%	0.475%	0.475%	2.42%	107%
11.49	0.82	36,070	0.565	0.565	0.475	0.475	2.31	135
11.64	(1.24)	9,375	0.515	0.515	0.475	0.475	2.65	34
12.05	24.20	8,356	0.495	0.495	0.475	0.475	2.80	132
9.94	(12.82)	8,338	0.505	0.505	0.475	0.475	3.09	63

12.25	8.95	249,568	0.765	0.765	0.625	0.625	2.27	107
11.49	0.67	236,801	0.715	0.715	0.625	0.625	2.12	135
11.64	(1.39)	176,929	0.665	0.665	0.625	0.625	2.50	34
12.05	24.01	164,964	0.645	0.645	0.625	0.625	2.65	132
9.94	(12.95)	136,507	0.655	0.655	0.625	0.625	2.93	63

12.25	8.85	23,003	0.865	0.865	0.725	0.725	2.17	107
11.49	0.57	19,143	0.815	0.815	0.725	0.725	2.02	135
11.64	(1.49)	18,897	0.765	0.765	0.725	0.725	2.40	34
12.05	23.89	15,400	0.745	0.745	0.725	0.725	2.55	132
9.94	(13.04)	12,447	0.755	0.755	0.725	0.725	2.84	63

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$402,246
Investments in Affiliates	12,478
Financial Derivative Instruments
Exchange-traded or centrally cleared	140
Over the counter	1,127
Deposits with counterparty	178
Receivable for investments sold	379,602
Receivable for TBA investments sold	28,101
Receivable for Portfolio shares sold	1
Interest and/or dividends receivable	1,960
Dividends receivable from Affiliates	20
Total Assets	825,853

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$471,763
Payable for short sales	8,651
Financial Derivative Instruments
Exchange-traded or centrally cleared	296
Over the counter	1,714
Payable for investments in Affiliates purchased	20
Payable for TBA investments purchased	30,924
Deposits from counterparty	149
Payable for Portfolio shares redeemed	51
Accrued investment advisory fees	61
Accrued supervisory and administrative fees	68
Accrued distribution fees	5
Accrued servicing fees	33
Other liabilities	2
Total Liabilities	513,737

Net Assets	$312,116

Net Assets Consist of:
Paid in capital	$307,642
Undistributed (overdistributed) net investment income	3,457
Accumulated undistributed net realized gain (loss)	1,149
Net unrealized appreciation (depreciation)	(132)

Net Assets	$312,116

Net Assets:
Institutional Class	$39,545
Administrative Class	249,568
Advisor Class	23,003

Shares Issued and Outstanding:
Institutional Class	3,229
Administrative Class	20,380
Advisor Class	1,878

Net Asset Value Per Share Outstanding:
Institutional Class	$12.25
Administrative Class	12.25
Advisor Class	12.25

Cost of investments in securities	$401,852
Cost of investments in Affiliates	$12,489
Proceeds received on short sales	$8,630
Cost or premiums of financial derivative instruments, net	$2,537

* Includes repurchase agreements of:	$310

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$9,114
Dividends from Investments in Affiliates	117
Total Income	9,231

Expenses:
Investment advisory fees	684
Supervisory and administrative fees	760
Servicing fees - Administrative Class	367
Distribution and/or servicing fees - Advisor Class	54
Trustee fees	8
Interest expense	432
Total Expenses	2,305

Net Investment Income (Loss)	6,926

Net Realized Gain (Loss):
Investments in securities	447
Investments in Affiliates	27
Net capital gain distributions received from Affiliate investments	3
Exchange-traded or centrally cleared financial derivative instruments	3,352
Over the counter financial derivative instruments	70
Short sales	1

Net Realized Gain (Loss)	3,900

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	17,373
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	(2,378)
Over the counter financial derivative instruments	185
Short sales	(22)
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation (Depreciation)	15,150

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,976

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$6,926	$5,751
Net realized gain (loss)	3,900	(1,936)
Net change in unrealized appreciation (depreciation)	15,150	(18,519)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,976	(14,704)

Distributions to Shareholders:
From net investment income
Institutional Class	(887)	(424)
Administrative Class	(5,332)	(4,510)
Advisor Class	(449)	(405)

Total Distributions(a)	(6,668)	(5,339)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	794	106,856

Total Increase (Decrease) in Net Assets	20,102	86,813

Net Assets:
Beginning of year	292,014	205,201
End of year*	$312,116	$292,014

* Including undistributed (overdistributed) net investment income of:	$3,457	$3,385

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.9%

CORPORATE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%
United Airlines Pass-Through Trust
2.875% due 04/07/2030	$700	$689
3.100% due 04/07/2030	700	689
Vessel Management Services, Inc.
3.432% due 08/15/2036	604	600

Total Corporate Bonds & Notes (Cost $2,004)		1,978

U.S. GOVERNMENT AGENCIES 14.5%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (a)	2,500	1,707
1.612% (LIBOR01M + 0.060%) due 07/25/2037 ~	15	14
2.002% (LIBOR01M + 0.450%) due 08/25/2021 ~	1	1
2.152% (LIBOR01M + 0.600%) due 08/25/2022 ~	1	1
2.452% (LIBOR01M + 0.900%) due 04/25/2032 ~	3	3
2.750% due 11/01/2031	689	674
3.000% due 09/25/2046	2,264	2,082
3.090% due 12/01/2036	1,700	1,678
3.208% (US0012M + 1.583%) due 01/01/2033 ~	4	4
3.580% due 08/01/2030	1,700	1,781
3.600% due 02/01/2040	1,498	1,541
3.610% due 07/01/2029	900	937
3.700% due 09/01/2034	1,517	1,621
4.250% due 05/25/2037	79	87
4.500% due 06/25/2019	11	11
5.000% due 04/25/2032 - 08/25/2033	368	400
5.500% due 12/25/2035	110	123
6.080% due 09/01/2028	64	83
6.500% due 07/25/2031	94	105
6.625% due 11/15/2030	800	1,126
Fannie Mae, TBA
3.000% due 02/01/2048	2,200	2,198
3.500% due 02/01/2033 - 03/01/2033	2,200	2,268
4.000% due 02/01/2048 - 03/01/2048	6,700	6,993
Federal Housing Administration
6.896% due 07/01/2020	26	27
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,700	1,763
1.877% (LIBOR01M + 0.400%) due 01/15/2033 ~	7	7
2.177% (LIBOR01M + 0.700%) due 02/15/2027 ~	2	3
2.202% (12MTA + 1.200%) due 10/25/2044 ~	30	30
2.477% (LIBOR01M + 1.000%) due 02/15/2021 ~	3	3
3.000% due 04/15/2053	1,326	1,209
3.286% due 11/25/2050	1,300	1,345
4.000% due 06/15/2032 - 09/15/2044	4,154	4,401
4.000% (-2.667*LIBOR01M + 12.000%) due 12/15/2042 ~	700	634
5.500% due 08/15/2030 - 02/15/2034	342	375
6.750% due 03/15/2031	200	286
7.000% due 07/15/2023 - 12/01/2031	6	7
Ginnie Mae
2.750% (H15T1Y + 1.500%) due 08/20/2030 ~	4	4
3.500% due 01/20/2044	643	638
6.000% due 08/20/2033	937	1,066
Residual Funding Corp. STRIPS (a)
0.000% due 10/15/2020 - 01/15/2030	4,000	3,152
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	1,773
Resolution Funding Corp. STRIPS (a)
0.000% due 04/15/2028 - 04/15/2029	3,200	2,357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
5.240% due 08/01/2023	$62	$66
5.290% due 12/01/2027	104	110
Tennessee Valley Authority STRIPS (a)
0.000% due 05/01/2030	800	548

Total U.S. Government Agencies (Cost $44,222)		45,242

U.S. TREASURY OBLIGATIONS 108.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (d)	7,200	6,858
2.750% due 08/15/2042 (d)	3,000	3,019
2.750% due 11/15/2042 (d)	29,600	29,765
2.750% due 08/15/2047 (d)	13,900	13,905
2.750% due 11/15/2047 (d)	8,300	8,306
2.875% due 05/15/2043 (d)	14,780	15,185
2.875% due 08/15/2045 (d)	18,450	18,906
3.000% due 05/15/2045 (d)	8,500	8,919
3.000% due 11/15/2045 (d)	10,100	10,598
3.125% due 02/15/2043 (d)	36,250	38,913
3.375% due 05/15/2044 (d)	28,380	31,820
3.625% due 08/15/2043 (d)	5,100	5,948
3.625% due 02/15/2044 (d)	4,710	5,501
3.750% due 11/15/2043 (d)	6,000	7,143
3.875% due 08/15/2040 (d)(h)	5,300	6,381
4.375% due 11/15/2039 (d)	14,710	18,915
4.375% due 05/15/2040 (d)	3,900	5,025
4.625% due 02/15/2040 (d)	1,780	2,365
4.750% due 02/15/2041 (d)(h)	790	1,072
U.S. Treasury Inflation Protected Securities (b)
0.375% due 07/15/2023 (d)(f)	3,000	3,024
0.375% due 01/15/2027 (f)	766	761
0.375% due 07/15/2027 (d)	4,054	4,036
0.750% due 02/15/2042 (d)	982	995
1.375% due 02/15/2044 (d)	413	478
1.750% due 01/15/2028 (d)	1,201	1,352
2.500% due 01/15/2029 (d)	2,022	2,456
3.625% due 04/15/2028 (d)	305	401
U.S. Treasury Notes
2.000% due 11/30/2022 (d)	33,300	32,996
2.250% due 11/15/2027	200	197
U.S. Treasury STRIPS (a)
0.000% due 02/15/2030	2,000	1,467
0.000% due 05/15/2031	200	141
0.000% due 02/15/2032	1,700	1,175
0.000% due 11/15/2032	3,300	2,232
0.000% due 02/15/2033	1,700	1,144
0.000% due 05/15/2033	700	467
0.000% due 08/15/2033	500	331
0.000% due 11/15/2033	1,400	921
0.000% due 02/15/2034	3,600	2,349
0.000% due 05/15/2034	500	324
0.000% due 11/15/2034	1,800	1,148
0.000% due 08/15/2035 (d)	37,300	23,304
0.000% due 05/15/2036	6,900	4,214
0.000% due 08/15/2036	18,000	10,910
0.000% due 11/15/2036	2,700	1,625

Total U.S. Treasury Obligations (Cost $337,484)		336,992

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	541
Bear Stearns Adjustable Rate Mortgage Trust
3.142% due 04/25/2033 ~	51	51
3.510% due 10/25/2035 ~	5	5
3.691% due 04/25/2033 ~	6	6
3.728% due 02/25/2034 ~	12	13
3.796% due 01/25/2034 ~	8	9
CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	1,600	1,585
Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
1.762% (US0001M + 0.210%) due 05/25/2035 ~	$46	$44
Countrywide Home Loan Mortgage Pass-Through Trust
2.192% (US0001M + 0.640%) due 03/25/2035 ~	77	68
Credit Suisse First Boston Mortgage Securities Corp.
3.493% due 11/25/2032 ~	3	3
Credit Suisse First Boston Mortgage-Backed Pass-through Trust
3.080% due 07/25/2033 ~	8	8
DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,202
First Republic Mortgage Loan Trust
1.827% (US0001M + 0.350%) due 11/15/2031 ~	49	47
GS Mortgage Securities Trust
3.805% due 10/10/2035 ~	500	507
HarborView Mortgage Loan Trust
1.625% (US0001M + 0.130%) due 03/19/2037 ~	48	46
1.935% (US0001M + 0.440%) due 05/19/2035 ~	39	38
3.663% due 07/19/2035 ^~	13	12
Hilton USA Trust
3.719% due 11/05/2038	900	931
Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034 ~	500	486
Impac CMB Trust
4.586% due 09/25/2034	162	157
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	1,700	1,703
JPMorgan Mortgage Trust
3.629% due 07/25/2035 ~	115	119
Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,863
Motel 6 Trust
2.397% (LIBOR01M + 0.920%) due 08/15/2034 ~	1,191	1,196
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	57	52
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	6	6
Sequoia Mortgage Trust
1.851% (US0001M + 0.350%) due 07/20/2033 ~	56	54
Structured Adjustable Rate Mortgage Loan Trust
1.772% (US0001M + 0.220%) due 05/25/2037 ~	100	90
Structured Asset Mortgage Investments Trust
2.155% (US0001M + 0.660%) due 09/19/2032 ~	45	44
2.335% (US0001M + 0.840%) due 10/19/2033 ~	29	27
VNDO Trust
3.805% due 01/10/2035	1,900	1,987
WaMu Mortgage Pass-Through Certificates Trust
2.063% (12MTA + 1.000%) due 08/25/2046 ~	217	204
2.237% (COF 11 + 1.500%) due 10/25/2046 ~	57	56
2.463% (12MTA + 1.400%) due 08/25/2042 ~	2	2
Washington Mutual Mortgage Pass-Through Certificates Trust
2.692% due 05/25/2033 ~	5	5
3.279% due 02/25/2033 ~	1	1
3.320% due 02/25/2033 ~	1	1
Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	901
Worldwide Plaza Trust
3.526% due 11/10/2036	300	309

Total Non-Agency Mortgage-Backed Securities (Cost $17,194)		17,078

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.2%
Bear Stearns Asset-Backed Securities Trust
2.552% (US0001M + 1.000%) due 11/25/2042 ~	$35	$34
L.A. Arena Funding LLC
7.656% due 12/15/2026	20	21
Renaissance Home Equity Loan Trust
2.052% (US0001M + 0.500%) due 12/25/2033 ~	19	19
2.208% (US0001M + 0.880%) due 08/25/2033 ~	4	3
SLM Student Loan Trust
2.867% (US0003M + 1.500%) due 04/25/2023 ~	425	435
Specialty Underwriting & Residential Finance Trust
2.232% (US0001M + 0.680%) due 01/25/2034 ~	12	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	$123	$123

Total Asset-Backed Securities (Cost $638)		646

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		310

Total Short-Term Instruments (Cost $310)		310

Total Investments in Securities (Cost $401,852)		402,246

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short Asset Portfolio	1,142,714	$11,440
PIMCO Short-Term Floating NAV Portfolio III	105,050	1,038

Total Short-Term Instruments (Cost $12,489)		12,478

Total Investments in Affiliates (Cost $12,489)		12,478

Total Investments 132.9% (Cost $414,341)		$414,724

Financial Derivative Instruments (e)(g) (0.2)% (Cost or Premiums, net $2,537)		(743)

Other Assets and Liabilities, net (32.7)%		(101,865)

Net Assets 100.0%		$312,116

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$310	U.S. Treasury Notes 1.375% due 06/30/2023	$(317)	$310	$310

Total Repurchase Agreements						$(317)	$310	$310

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	0.250%	12/29/2017	01/02/2018	$(33,042)	$(33,042)
BPG	1.700	01/02/2018	01/03/2018	(173,391)	(173,383)
GSC	1.600	01/02/2018	01/05/2018	(14,328)	(14,326)
	1.600	01/03/2018	01/04/2018	(168,568)	(168,561)
	1.630	01/03/2018	01/04/2018	(23,267)	(23,266)
MSC	1.560	12/06/2017	01/05/2018	(9,256)	(9,254)
NOM	1.600	12/19/2017	01/30/2018	(8,389)	(8,379)
TDM	1.300	10/26/2017	01/26/2018	(23,790)	(23,770)
	1.300	11/01/2017	01/26/2018	(2,566)	(2,564)
	1.330	11/02/2017	01/29/2018	(3,580)	(3,576)
	1.440	11/22/2017	01/22/2018	(2,012)	(2,011)
	1.560	12/07/2017	01/18/2018	(408)	(407)
	1.640	12/14/2017	01/12/2018	(908)	(908)
UBS	1.340	11/03/2017	01/29/2018	(8,325)	(8,316)

Total Sale-Buyback Transactions					$(471,763)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.8)%
Fannie Mae, TBA	3.000%	02/01/2048	$2,800	$(2,798)	$(2,797)
Fannie Mae, TBA	3.500	01/01/2048	4,700	(4,809)	(4,828)
Fannie Mae, TBA	3.500	02/01/2048	1,000	(1,023)	(1,026)

Total Short Sales (2.8)%				$(8,630)	$(8,651)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$310	$0	$0	$310	$(317)	$(7)

Master Securities Forward Transaction Agreement
BCY	0	0	(33,042)	(33,042)	32,996	(46)
BPG	0	0	(173,383)	(173,383)	174,421	1,038
GSC	0	0	(206,153)	(206,153)	205,515	(638)
MSC	0	0	(9,254)	(9,254)	9,194	(60)
NOM	0	0	(8,379)	(8,379)	8,586	207
TDM	0	0	(33,236)	(33,236)	33,008	(228)
UBS	0	0	(8,316)	(8,316)	8,409	93

Total Borrowings and Other Financing Transactions	$310	$0	$(471,763)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(471,763)	$0	$0	$(471,763)

Total Borrowings	$0	$(471,763)	$0	$0	$(471,763)

Payable for sale-buyback financing transactions					$(471,763)

(d)	Securities with an aggregate market value of $473,042 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(34,996) at a weighted average interest rate of 1.149%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(67) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$114.000	02/23/2018	260	$260	$2	$0

Total Purchased Options					$2	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$ 124.000	01/26/2018	58	$58	$0	$(25)

Total Written Options					$0	$(25)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2018	323	$40,067	$(120)	$66	$0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	170	28,502	(245)	74	0

				$(365)	$140	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2018	366	$(78,364)	$34	$0	$(23)
U.S. Treasury 5-Year Note March Futures	03/2018	191	(22,187)	30	0	(18)
U.S. Treasury 10-Year Ultra March Futures	03/2018	361	(48,216)	203	0	(102)
U.S. Treasury 30-Year Bond March Futures	03/2018	139	(21,267)	178	0	(39)

				$445	$0	$(182)

Total Futures Contracts				$80	$140	$(182)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	3-Month USD-LIBOR	2.250%	Semi-Annual	06/20/2028	$3,900	$49	$17	$66	$0	$(8)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046	2,500	14	23	37	0	(9)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047	12,400	2,096	110	2,206	0	(40)
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	8,500	263	26	289	0	(30)
Receive	CPURNSA	2.137	Maturity	01/15/2029	1,900	(9)	(14)	(23)	0	(2)

						$2,413	$162	$2,575	$0	$(89)

Total Swap Agreements						$2,413	$162	$2,575	$0	$(89)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$140	$0	$140	$(25)	$(182)	$(89)	$(296)

(f)	Securities with an aggregate market value of $1,651 and cash of $176 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/13/2019	$	800	$69	$38
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020		3,100	128	33
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/25/2018		61,200	48	20
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450	03/14/2018		10,600	242	1
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		1,100	99	59
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	04/25/2018		3,400	25	6
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.888	08/31/2018		50,200	26	17
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		8,600	538	654
RYL	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	04/04/2019		5,400	297	296

								$1,472	$1,124

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.263%	3-Month USD-LIBOR	03/29/2018	$26,700	$12	$0
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.263	3-Month USD-LIBOR	04/03/2018	24,100	12	0
	Put - OTC 1-Year Interest Rate Floor(1)	0.174	3-Month USD-LIBOR	06/11/2018	11,100	4	3

						$28	$3

Total Purchased Options						$1,500	$1,127

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(21)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$ 3,700	$(68)	$(40)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	02/07/2020	7,700	(127)	(27)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019	5,500	(99)	(76)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	04/25/2018	3,400	(23)	(12)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019	43,000	(538)	(822)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.173	08/31/2018	3,900	(26)	(26)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/04/2019	27,000	(297)	(430)

							$ (1,178)	$(1,433)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.230%	3-Month USD-LIBOR	03/29/2018	$26,700	$(12)	$(1)
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.230	3-Month USD-LIBOR	04/03/2018	24,100	(12)	(1)
	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	06/11/2018	11,100	(4)	(3)
	Call - OTC 1-Year Interest Rate Floor(1)	0.451	3-Month USD-LIBOR	09/21/2018	116,900	(126)	(260)

						$ (154)	$(265)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	$102.125	02/06/2018	$ 5,700	$(14)	$(10)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.125	02/06/2018	5,700	(11)	(6)

					$(25)	$(16)

Total Written Options					$(1,378)	$(1,714)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$71	$0	$71	$0	$(67)	$0	$(67)	$4	$0	$4
CBK	0	21	0	21	0	0	0	0	21	0	21
DUB	0	59	0	59	0	(77)	0	(77)	(18)	0	(18)
FAR	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
GLM	0	6	0	6	0	(12)	0	(12)	(6)	0	(6)
MYC	0	674	0	674	0	(1,112)	0	(1,112)	(438)	236	(202)
RYL	0	296	0	296	0	(430)	0	(430)	(134)	(60)	(194)

Total Over the Counter	$0	$1,127	$0	$1,127	$0	$(1,714)	$0	$(1,714)

(h)	Securities with an aggregate market value of $325 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$140	$140

Over the counter
Purchased Options	$0	$0	$0	$0	$1,127	$1,127

	$0	$0	$0	$0	$1,267	$1,267

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$25	$25
Futures	0	0	0	0	182	182
Swap Agreements	0	0	0	0	89	89

	$0	$0	$0	$0	$296	$296

Over the counter
Written Options	$0	$0	$0	$0	$1,714	$1,714

	$0	$0	$0	$0	$2,010	$2,010

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	55	55
Futures	0	0	0	0	1,393	1,393
Swap Agreements	0	0	0	0	1,918	1,918

	$0	$0	$0	$0	$3,352	$3,352

Over the counter
Purchased Options	$0	$0	$0	$0	$57	$57
Written Options	0	0	0	0	13	13

	$0	$0	$0	$0	$70	$70

	$0	$0	$0	$0	$3,422	$3,422

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	(25)	(25)
Futures	0	0	0	0	301	301
Swap Agreements	0	0	0	0	(2,652)	(2,652)

	$0	$0	$0	$0	$(2,378)	$(2,378)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,569)	$(1,569)
Written Options	0	0	0	0	1,754	1,754

	$0	$0	$0	$0	$185	$185

	$0	$0	$0	$0	$(2,193)	$(2,193)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,978	$0	$1,978
U.S. Government Agencies	0	45,242	0	45,242
U.S. Treasury Obligations	0	336,992	0	336,992
Non-Agency Mortgage-Backed Securities	0	17,078	0	17,078
Asset-Backed Securities	0	646	0	646
Short-Term Instruments
Repurchase Agreements	0	310	0	310

	$0	$402,246	$0	$402,246

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,478	$0	$0	$12,478

Total Investments	$12,478	$402,246	$0	$414,724

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,651)	$0	$(8,651)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	140	0	0	140
Over the counter	0	1,127	0	1,127

	$140	$1,127	$0	$1,267

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(182)	(114)	0	(296)
Over the counter	0	(1,714)	0	(1,714)

	$(182)	$(1,828)	$0	$(2,010)

Total Financial Derivative Instruments	$(42)	$(701)	$0	$(743)

Totals	$12,436	$392,894	$0	$405,330

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official

ANNUAL REPORT	DECEMBER 31, 2017	21

Notes to Financial Statements (Cont.)

closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements (Cont.)

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services

(normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates  The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$11,452	$0	$0	$(12)	$11,440	$48	$3

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,551	$606,069	$(617,611)	$27	$2	$1,038	$69	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities  The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory  Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$422,267	$359,766	$1,115	$2,865

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	503	$5,994	8,211	$106,941
Administrative Class	1,324	15,862	9,119	121,438
Advisor Class	456	5,424	769	9,765
Issued as reinvestment of distributions
Institutional Class	74	887	34	424
Administrative Class	446	5,332	359	4,507
Advisor Class	38	449	32	405
Cost of shares redeemed
Institutional Class	(487)	(5,879)	(5,912)	(76,860)
Administrative Class	(1,998)	(23,925)	(4,068)	(50,351)
Advisor Class	(282)	(3,350)	(758)	(9,413)
Net increase (decrease) resulting from Portfolio share transactions	74	$794	7,786	$106,856

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Long-Term U.S. Government Portfolio	$3,401	$1,527	$(454)	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and options for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Long-Term U.S. Government Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

December 31, 2017

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Long-Term U.S. Government Portfolio	$408,571	$11,152	$(11,607)	$(455)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and options sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Long-Term U.S. Government Portfolio	$6,668	$0	$0	$5,339	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

34	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Long-Term U.S. Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2017	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
COF 11	Cost of Funds - 11th District of San Francisco	LIBOR01M	1 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0001M	1 Month USD Swap Rate

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

36	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Long-Term U.S. Government Portfolio	0.00%	0.00%	$6,668	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	DECEMBER 31, 2017	37

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	DECEMBER 31, 2017	39

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2017	41

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

ANNUAL REPORT	DECEMBER 31, 2017	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

ANNUAL REPORT	DECEMBER 31, 2017	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2017	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending

2	PIMCO VARIABLE INSURANCE TRUST

the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as

4	PIMCO VARIABLE INSURANCE TRUST

exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 12/31/2017†§

Short-Term Instruments‡	36.8%
Corporate Bonds & Notes	33.8%
U.S. Government Agencies	15.8%
Asset-Backed Securities	6.5%
Sovereign Issues	4.9%
Non-Agency Mortgage-Backed Securities	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	1.50%	0.91%	2.97%	3.83%
PIMCO Low Duration Portfolio Administrative Class	1.35%	0.75%	2.82%	3.66%
PIMCO Low Duration Portfolio Advisor Class	1.25%	0.65%	2.72%	3.25%
ICE BofAML 1-3 Year U.S. Treasury Index±	0.42%	0.56%	1.44%	2.89%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, particularly with underweight exposure to the front-end of the U.S. yield curve, as interest rates rose.

»	Overweight exposure to investment-grade corporate spread duration contributed to relative performance, as the sector generally posted positive excess returns.

»	Exposure to securitized debt contributed to performance, as these securities generally posted positive total returns.

»	Long positions in the euro versus the U.S. dollar contributed to performance, as the euro appreciated against the U.S. dollar.

»	Exposure to Brazilian real carry contributed to performance, as local rates provided a positive yield.

»

Short positions against a basket of Asian emerging markets currencies, particularly the Korean won and Taiwanese dollar, detracted from relative performance, as these currencies appreciated against the U.S. dollar.

»	Short exposure to the French OAT-German Bund spread detracted from relative performance, as the spread narrowed.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,007.80	$2.52	$1,000.00	$1,022.56	$2.54	0.50%
Administrative Class	1,000.00	1,007.10	3.27	1,000.00	1,021.81	3.29	0.65
Advisor Class	1,000.00	1,006.60	3.77	1,000.00	1,021.31	3.80	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
12/31/2017	$10.24	$0.15	$0.00	$0.15	$(0.13)	$0.00	$(0.02)	$(0.15)
12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)
12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	0.00	(0.38)
12/31/2014	10.61	0.10	0.01	0.11	(0.14)	0.00	0.00	(0.14)
12/31/2013	10.78	0.10	(0.10)	0.00	(0.17)	0.00	0.00	(0.17)
Administrative Class
12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)
12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)
12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	0.00	(0.36)
12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	0.00	0.00	(0.12)
12/31/2013	10.78	0.08	(0.09)	(0.01)	(0.16)	0.00	0.00	(0.16)
Advisor Class
12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)
12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)
12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	0.00	(0.35)
12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	0.00	0.00	(0.11)
12/31/2013	10.78	0.07	(0.10)	(0.03)	(0.14)	0.00	0.00	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.24	1.50%	$15,368	0.50%	0.50%	0.50%	0.50%	1.44%	544%
10.24	1.56	8,710	0.50	0.50	0.50	0.50	1.59	391
10.25	0.47	8,291	0.51	0.51	0.50	0.50	1.39	181
10.58	1.00	13,590	0.50	0.50	0.50	0.50	0.96	208
10.61	0.01	58,621	0.50	0.50	0.50	0.50	0.95	316

10.24	1.35	1,272,418	0.65	0.65	0.65	0.65	1.31	544
10.24	1.41	1,248,263	0.65	0.65	0.65	0.65	1.40	391
10.25	0.31	1,323,009	0.66	0.66	0.65	0.65	1.32	181
10.58	0.85	1,481,605	0.65	0.65	0.65	0.65	0.90	208
10.61	(0.14)	1,510,077	0.65	0.65	0.65	0.65	0.79	316

10.24	1.25	761,611	0.75	0.75	0.75	0.75	1.21	544
10.24	1.30	717,542	0.75	0.75	0.75	0.75	1.31	391
10.25	0.21	677,728	0.76	0.76	0.75	0.75	1.25	181
10.58	0.75	647,468	0.75	0.75	0.75	0.75	0.80	208
10.61	(0.23)	617,374	0.75	0.75	0.75	0.75	0.69	316

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$2,203,437
Investments in Affiliates	183,090
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,176
Over the counter	3,921
Cash	1
Deposits with counterparty	16,708
Foreign currency, at value	1,766
Receivable for investments sold	1,558
Receivable for TBA investments sold	650,070
Receivable for Portfolio shares sold	1,984
Interest and/or dividends receivable	7,454
Dividends receivable from Affiliates	313
Total Assets	3,071,478

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$4,001
Financial Derivative Instruments
Exchange-traded or centrally cleared	471
Over the counter	44,107
Payable for investments purchased	10,180
Payable for investments in Affiliates purchased	313
Payable for TBA investments purchased	959,102
Deposits from counterparty	253
Payable for Portfolio shares redeemed	2,410
Accrued investment advisory fees	449
Accrued supervisory and administrative fees	449
Accrued distribution fees	167
Accrued servicing fees	167
Other liabilities	12
Total Liabilities	1,022,081

Net Assets	$2,049,397

Net Assets Consist of:
Paid in capital	$2,089,513
Undistributed (overdistributed) net investment income	(3,992)
Accumulated undistributed net realized gain (loss)	(40,341)
Net unrealized appreciation (depreciation)	4,217

Net Assets	$2,049,397

Net Assets:
Institutional Class	$15,368
Administrative Class	1,272,418
Advisor Class	761,611

Shares Issued and Outstanding:
Institutional Class	1,500
Administrative Class	124,211
Advisor Class	74,346

Net Asset Value Per Share Outstanding:
Institutional Class	$10.24
Administrative Class	10.24
Advisor Class	10.24

Cost of investments in securities	$2,160,173
Cost of investments in Affiliates	$182,973
Cost of foreign currency held	$1,757
Proceeds received on short sales	$4,009
Cost or premiums of financial derivative instruments, net	$(2,287)

* Includes repurchase agreements of:	$2,988

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$35,262
Dividends from Investments in Affiliates	4,283
Total Income	39,545

Expenses:
Investment advisory fees	5,034
Supervisory and administrative fees	5,034
Servicing fees - Administrative Class	1,880
Distribution and/or servicing fees - Advisor Class	1,870
Trustee fees	51
Interest expense	56
Miscellaneous expense	10
Total Expenses	13,935

Net Investment Income (Loss)	25,610

Net Realized Gain (Loss):
Investments in securities	(1,861)
Investments in Affiliates	1
Net capital gain distributions received from Affiliate investments	40
Exchange-traded or centrally cleared financial derivative instruments	(1,552)
Over the counter financial derivative instruments	(617)
Foreign currency	3,229

Net Realized Gain (Loss)	(760)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	56,801
Investments in Affiliates	133
Exchange-traded or centrally cleared financial derivative instruments	(3,454)
Over the counter financial derivative instruments	(51,795)
Foreign currency assets and liabilities	97

Net Change in Unrealized Appreciation (Depreciation)	1,782

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,632

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$25,610	$27,047
Net realized gain (loss)	(760)	(20,830)
Net change in unrealized appreciation (depreciation)	1,782	19,752

Net Increase (Decrease) in Net Assets Resulting from Operations	26,632	25,969

Distributions to Shareholders:
From net investment income
Institutional Class	(153)	(75)
Administrative Class	(13,953)	(9,587)
Advisor Class	(7,617)	(4,536)
Tax basis return of capital
Institutional Class	(28)	(62)
Administrative Class	(2,787)	(9,447)
Advisor Class	(1,664)	(5,132)

Total Distributions(a)	(26,202)	(28,839)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	74,452	(31,643)

Total Increase (Decrease) in Net Assets	74,882	(34,513)

Net Assets:
Beginning of year	1,974,515	2,009,028
End of year*	$2,049,397	$1,974,515

* Including undistributed (overdistributed) net investment income of:	$(3,992)	$(3,490)

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.5%

CORPORATE BONDS & NOTES 39.4%

BANKING & FINANCE 33.2%
ABN AMRO Bank NV
1.800% due 06/04/2018		$4,300	$4,296
American Tower Corp.
2.800% due 06/01/2020		9,900	9,967
AvalonBay Communities, Inc.
3.625% due 10/01/2020		3,000	3,089
Bank of America Corp.
5.650% due 05/01/2018		8,000	8,096
6.875% due 11/15/2018		2,700	2,812
Bank of Nova Scotia
1.875% due 04/26/2021		3,900	3,826
Barclays PLC
3.520% (US0003M + 2.110%) due 08/10/2021 ~		4,900	5,129
BRFkredit A/S
1.000% due 01/01/2018	DKK	17,400	2,805
1.000% due 04/01/2018		77,700	12,571
CIT Group, Inc.
3.875% due 02/19/2019		$600	608
Citigroup, Inc.
1.800% due 02/05/2018		2,500	2,500
2.064% (US0003M + 0.690%) due 04/27/2018 ~		18,200	18,225
2.064% (US0003M + 0.690%) due 10/27/2022 ~		5,000	4,996
2.258% (US0003M + 0.880%) due 07/30/2018 ~		12,000	12,045
3.073% (US0003M + 1.380%) due 03/30/2021 ~		4,300	4,404
Citizens Bank N.A.
2.300% due 12/03/2018		2,300	2,302
2.500% due 03/14/2019		2,500	2,506
Commonwealth Bank of Australia
1.750% due 11/02/2018		1,800	1,796
Credit Suisse Group Funding Guernsey Ltd.
3.644% (US0003M + 2.290%) due 04/16/2021 ~		5,800	6,096
Deutsche Bank AG
3.320% (US0003M + 1.910%) due 05/10/2019 ~		6,400	6,520
4.250% due 10/14/2021		2,000	2,088
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,444
European Investment Bank
1.375% due 01/15/2018	GBP	6,200	8,374
Ford Motor Credit Co. LLC
2.321% (US0003M + 0.930%) due 11/04/2019 ~		$6,000	6,057
2.375% due 01/16/2018		5,224	5,225
2.488% (US0003M + 0.900%) due 06/15/2018 ~		6,000	6,015
2.930% (US0003M + 1.580%) due 01/08/2019 ~		5,600	5,670
5.750% due 02/01/2021		600	652
General Motors Financial Co., Inc.
2.289% (US0003M + 0.930%) due 04/13/2020 ~		3,800	3,839
2.710% (US0003M + 1.360%) due 04/10/2018 ~		4,600	4,609
2.919% (US0003M + 1.560%) due 01/15/2020 ~		3,900	3,980
3.200% due 07/13/2020		7,000	7,099
3.419% (US0003M + 2.060%) due 01/15/2019 ~		5,500	5,594
Goldman Sachs Group, Inc.
2.405% (US0003M + 0.730%) due 12/27/2020 ~		9,600	9,638
2.523% (US0003M + 1.160%) due 04/23/2020 ~		5,684	5,773
2.727% (US0003M + 1.360%) due 04/23/2021 ~		1,300	1,333

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.788% (US0003M + 1.200%) due 09/15/2020 ~		$4,500	$4,587
6.000% due 06/15/2020		2,000	2,164
7.500% due 02/15/2019		700	740
HSBC Bank PLC
2.056% (US0003M + 0.640%) due 05/15/2018 ~		500	501
HSBC USA, Inc.
2.023% (US0003M + 0.610%) due 11/13/2019 ~		12,900	12,976
ING Bank NV
2.050% due 08/17/2018		4,000	4,001
International Lease Finance Corp.
5.875% due 04/01/2019		1,500	1,562
6.250% due 05/15/2019		2,250	2,358
JPMorgan Chase & Co.
2.583% (US0003M + 1.205%) due 10/29/2020 ~		5,800	5,932
LeasePlan Corp. NV
2.500% due 05/16/2018		900	900
Macquarie Bank Ltd.
2.498% (US0003M + 1.120%) due 07/29/2020 ~		8,900	9,058
Mitsubishi UFJ Financial Group, Inc.
3.361% (US0003M + 1.880%) due 03/01/2021 ~		1,300	1,353
Morgan Stanley
2.752% (US0003M + 1.375%) due 02/01/2019 ~		5,600	5,664
MUFG Americas Holdings Corp.
1.973% (US0003M + 0.570%) due 02/09/2018 ~		3,500	3,501
Nordea Hypotek AB
2.250% due 06/19/2019	SEK	142,800	18,040
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	125,542	20,331
Nykredit Realkredit A/S
1.000% due 01/01/2018		167,100	26,933
1.000% due 04/01/2018		319,800	51,736
1.000% due 07/01/2018		183,700	29,843
2.000% due 04/01/2018		60,000	9,730
2.000% due 07/01/2018		15,100	2,465
Pacific Life Global Funding
4.323% (CPI YOY + 2.120%) due 06/02/2018 ~		$3,500	3,524
Piper Jaffray Cos.
5.060% due 10/09/2018		1,500	1,522
Realkredit Danmark A/S
1.000% due 01/01/2018	DKK	199,600	32,172
1.000% due 04/01/2018		474,200	76,716
2.000% due 01/01/2018		118,400	19,085
2.000% due 04/01/2018		135,800	22,024
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	2,735	3,342
Santander Holdings USA, Inc.
2.700% due 05/24/2019		$3,400	3,408
Skandinaviska Enskilda Banken AB
3.000% due 06/19/2019	SEK	89,000	11,375
Stadshypotek AB
2.500% due 09/18/2019		124,000	15,813
Sumitomo Mitsui Banking Corp.
1.939% (US0003M + 0.580%) due 01/16/2018 ~		$12,300	12,301
Sumitomo Mitsui Trust Bank Ltd.
2.053% (US0003M + 0.440%) due 09/19/2019 ~		6,000	6,000
Sveriges Sakerstallda Obligationer AB
4.000% due 09/18/2019	SEK	54,000	7,065
Swedbank Hypotek AB
3.750% due 06/19/2019		53,000	6,842
Synchrony Financial
2.615% (US0003M + 1.230%) due 02/03/2020 ~		$5,600	5,681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.799% (US0003M + 0.320%) due 05/28/2019 ~	$7,200	$7,202
1.835% (US0003M + 0.320%) due 12/07/2018 ~	6,400	6,408
2.450% due 12/01/2020	4,100	4,090
UBS Group Funding Switzerland AG
3.139% (US0003M + 1.780%) due 04/14/2021 ~	9,900	10,278
Unibail-Rodamco SE
2.129% (US0003M + 0.770%) due 04/16/2019 ~	9,800	9,857
Wells Fargo & Co.
2.243% (US0003M + 0.880%) due 07/22/2020 ~	2,000	2,030
2.827% (US0003M + 1.340%) due 03/04/2021 ~	4,000	4,112

		680,201

INDUSTRIALS 4.8%
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	4,300	4,351
Allergan Funding SCS
2.629% (US0003M + 1.080%) due 03/12/2018 ~	1,700	1,703
Amazon.com, Inc.
1.900% due 08/21/2020	4,200	4,168
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~	6,200	6,236
Boston Scientific Corp.
2.850% due 05/15/2020	2,800	2,824
Canadian Natural Resources Ltd.
1.750% due 01/15/2018	1,000	1,000
Cardinal Health, Inc.
1.950% due 06/15/2018	1,000	1,000
Charter Communications Operating LLC
3.579% due 07/23/2020	3,700	3,771
4.464% due 07/23/2022	600	627
Conagra Brands, Inc.
1.857% (US0003M + 0.500%) due 10/09/2020 ~	2,500	2,505
D.R. Horton, Inc.
3.750% due 03/01/2019	1,900	1,926
Daimler Finance North America LLC
1.907% (US0003M + 0.420%) due 03/02/2018 ~	2,700	2,700
2.000% due 08/03/2018	6,000	6,001
2.375% due 08/01/2018	900	902
Dell International LLC
3.480% due 06/01/2019	2,700	2,734
Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	2,300	2,304
Energy Transfer LP
6.700% due 07/01/2018	2,800	2,862
Georgia-Pacific LLC
5.400% due 11/01/2020	6,800	7,336
Harris Corp.
1.871% (US0003M + 0.480%) due 04/30/2020 ~	4,400	4,401
Imperial Brands Finance PLC
2.050% due 02/11/2018	1,250	1,250
Kinder Morgan, Inc.
7.250% due 06/01/2018	400	408
Kraft Heinz Foods Co.
2.000% due 07/02/2018	1,000	1,000
Local Initiatives Support Corp.
3.005% due 03/01/2022	1,300	1,290
MGM Resorts International
8.625% due 02/01/2019	1,000	1,065
Mylan NV
3.750% due 12/15/2020	1,600	1,636

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newell Brands, Inc.
2.600% due 03/29/2019	$245	$246
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018	200	200
2.350% due 03/04/2019	200	200
Oracle Corp.
1.900% due 09/15/2021	9,900	9,748
Pioneer Natural Resources Co.
6.875% due 05/01/2018	300	305
QUALCOMM, Inc.
3.000% due 05/20/2022	3,200	3,204
Reynolds American, Inc.
2.300% due 06/12/2018	1,000	1,001
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018	4,700	4,669
Time Warner Cable LLC
6.750% due 07/01/2018	1,900	1,942
8.750% due 02/14/2019	1,100	1,173
UnitedHealth Group, Inc.
1.900% due 07/16/2018	1,500	1,501
Volkswagen Group of America Finance LLC
1.916% (US0003M + 0.470%) due 05/22/2018 ~	1,900	1,900
2.450% due 11/20/2019	4,200	4,199
WestRock RKT Co.
4.450% due 03/01/2019	400	409
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,300	2,302

		98,999

UTILITIES 1.4%
AT&T, Inc.
2.309% (US0003M + 0.950%) due 07/15/2021 ~	1,600	1,623
Consumers Energy Co.
6.700% due 09/15/2019	200	214
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,697
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,503
Verizon Communications, Inc.
2.946% due 03/15/2022	4,759	4,792
3.376% due 02/15/2025	15,606	15,686

		27,515

Total Corporate Bonds & Notes (Cost $769,918)		806,715

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
2.435% (US0003M + 1.100%) due 04/01/2040 ~	251	254

Total Municipal Bonds & Notes (Cost $256)		254

U.S. GOVERNMENT AGENCIES 18.4%
Fannie Mae
1.000% due 01/25/2043	218	199
1.612% (LIBOR01M + 0.060%) due 12/25/2036 - 07/25/2037 ~	319	315
1.678% (US0001M + 0.350%) due 09/25/2042 ~	249	248
1.902% (US0001M + 0.350%) due 03/25/2044 ~	49	49
2.052% (LIBOR01M + 0.500%) due 12/25/2022 ~	18	18
2.202% (12MTA + 1.200%) due 07/01/2042 - 06/01/2043 ~	223	227
2.252% (12MTA + 1.250%) due 09/01/2041 ~	151	153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.352% (LIBOR01M + 0.800%) due 04/25/2023 ~	$28	$28
2.391% (LIBOR01M + 0.900%) due 06/17/2027 ~	22	22
2.402% (LIBOR01M + 0.850%) due 02/25/2023 ~	1	1
2.402% (12MTA + 1.400%) due 09/01/2040 ~	1	1
2.452% (LIBOR01M + 0.900%) due 05/25/2022 ~	1	1
2.832% (12MTA + 1.838%) due 11/01/2035 ~	32	34
3.280% (US0012M + 1.525%) due 09/01/2035 ~	161	168
3.360% (US0012M + 1.636%) due 07/01/2035 ~	36	37
3.488% (US0012M + 1.732%) due 05/01/2038 ~	3,031	3,188
4.000% due 11/01/2044 - 08/01/2045	120	126
4.287% (COF 11 + 1.926%) due 12/01/2036 ~	9	10
4.500% due 08/01/2018 - 08/01/2046	10,436	11,079
4.865% (COF 11 + 1.735%) due 09/01/2034 ~	5	5
5.000% due 05/01/2027 -04/25/2033	158	170
5.500% due 12/01/2027 - 12/01/2028	512	560
6.000% due 02/01/2033 - 01/01/2039	1,820	2,055
6.500% due 04/01/2036	91	100
6.500% due 12/25/2042 ~	6	7
Fannie Mae, TBA
3.000% due 02/01/2048	19,600	19,579
3.500% due 01/01/2048 - 03/01/2048	55,000	56,372
4.000% due 02/01/2048 - 03/01/2048	132,400	138,340
4.500% due 02/01/2048	93,000	98,841
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	349	349
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
1.369% (LIBOR01M + 0.040%) due 12/25/2036 ~	295	295
1.642% (LIBOR01M + 0.400%) due 12/15/2042 ~	9,048	9,034
1.812% (LIBOR01M + 0.260%) due 08/25/2031 ~	102	101
2.000% due 11/15/2026	5,246	5,206
2.202% (12MTA + 1.200%) due 02/25/2045 ~	199	201
3.497% (US0012M + 1.717%) due 07/01/2035 ~	50	53
3.521% (US0012M + 1.771%) due 09/01/2035 ~	211	222
5.000% due 05/01/2024 - 12/01/2041	437	473
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	46	53
7.317% (- 1.6*LIBOR01M + 9.680%) due 08/15/2044 ~	3,962	4,368
Ginnie Mae
1.530% due 02/20/2041 ~	126	127
1.693% (US0001M + 0.460%) due 06/20/2065 ~	3,460	3,458
1.763% (US0001M + 0.520%) due 10/20/2065 ~	9,515	9,534
1.783% (US0001M + 0.540%) due 07/20/2063 ~	3,719	3,725
2.530% (LIBOR12M + 0.800%) due 07/20/2067 ~	7,847	8,111

Total U.S. Government Agencies (Cost $376,656)		377,245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%
Adjustable Rate Mortgage Trust
3.621% due 09/25/2035 ~		$587	$549
American Home Mortgage Investment Trust
3.342% (US0012M + 1.500%) due 10/25/2034 ~		67	67
3.661% (US0006M + 2.000%) due 02/25/2045 ~		90	92
Banc of America Funding Trust
1.832% (US0001M + 0.280%) due 07/25/2037 ~		800	771
3.830% due 01/20/2047 ^~		292	280
Banc of America Mortgage Trust
3.771% due 07/25/2034 ~		369	378
3.810% due 08/25/2034 ~		1,093	1,087
3.917% due 05/25/2033 ~		180	184
6.500% due 10/25/2031		4	4
BCAP LLC Trust
1.540% (US0001M + 0.225%) due 01/26/2036 ~		4,271	4,186
Bear Stearns Adjustable Rate Mortgage Trust
3.142% due 04/25/2033 ~		3	3
3.580% (H15T1Y + 2.150%) due 08/25/2035 ~		621	620
3.592% due 02/25/2033 ~		1	1
3.636% (US0012M + 1.950%) due 03/25/2035 ~		769	778
3.710% due 01/25/2035 ~		2,106	2,093
3.732% due 07/25/2034 ~		177	173
3.796% due 01/25/2034 ~		14	14
3.814% due 01/25/2035 ~		102	100
Bear Stearns ALT-A Trust
1.712% (US0001M + 0.160%) due 02/25/2034 ~		307	288
Bear Stearns Structured Products, Inc. Trust
3.202% due 12/26/2046 «~		408	361
4.009% due 01/26/2036 ~		687	608
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.832% (US0001M + 0.280%) due 01/25/2035 ~		52	52
Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 12/25/2018		2	2
Citigroup Mortgage Loan Trust
3.430% (H15T1Y + 2.400%) due 05/25/2035 ~		87	87
3.486% due 08/25/2035 ^~		334	257
Countrywide Alternative Loan Trust
1.732% (US0001M + 0.180%) due 05/25/2047 ~		355	347
6.000% due 10/25/2033		9	10
Countrywide Home Loan Mortgage Pass-Through Trust
3.484% due 11/20/2034 ~		721	737
3.488% due 11/25/2034 ~		390	389
3.513% due 02/20/2035 ~		419	424
3.537% (US0012M + 1.750%) due 02/20/2036 ^~		322	296
Credit Suisse First Boston Mortgage Securities Corp.
1.831% due 03/25/2032 ~		1	1
Credit Suisse Mortgage Capital Certificates
3.419% due 09/26/2047 ~		239	242
Eurosail PLC
0.044% (EUR003M + 0.160%) due 12/10/2044 ~	EUR	104	125
1.220% (BP0003M + 0.700%) due 09/13/2045 ~	GBP	313	422
1.470% (BP0003M + 0.950%) due 06/13/2045 ~		8,675	11,786
First Horizon Alternative Mortgage Securities Trust
3.132% due 09/25/2034 ~		$725	718
First Horizon Mortgage Pass-Through Trust
3.276% due 08/25/2035 ~		162	141
3.468% due 02/25/2035 ~		1,335	1,333
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049 ~		700	704

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
3.708% due 11/19/2035 ~		$116	$110
Great Hall Mortgages PLC
1.730% (US0003M + 0.130%) due 06/18/2039 ~		1,622	1,591
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,123
GS Mortgage Securities Trust
1.972% due 11/10/2045 ~(a)		2,233	176
GSR Mortgage Loan Trust
3.472% due 09/25/2035 ~		394	404
3.832% due 09/25/2034 ~		92	94
HarborView Mortgage Loan Trust
1.935% (US0001M + 0.440%) due 05/19/2035 ~		89	86
3.591% due 07/19/2035 ~		416	370
Impac CMB Trust
2.552% (US0001M + 1.000%) due 07/25/2033 ~		102	100
JPMorgan Chase Commercial Mortgage Securities Trust
1.800% due 10/15/2045 ~(a)		16,211	1,095
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		18	16
Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	763	910
Merrill Lynch Mortgage Investors Trust
1.802% (US0001M + 0.250%) due 11/25/2035 ~		$105	99
2.212% (US0001M + 0.660%) due 09/25/2029 ~		619	619
2.361% (US0001M + 1.000%) due 10/25/2035 ~		71	68
PHHMC Trust
5.597% due 07/18/2035 ~		401	402
Prime Mortgage Trust
1.952% (US0001M + 0.400%) due 02/25/2034 ~		6	5
Residential Funding Mortgage Securities, Inc. Trust
3.785% due 09/25/2035 ^~		704	581
RFTI Issuer Ltd.
3.227% (LIBOR01M + 1.750%) due 08/15/2030 ~		3,420	3,425
Structured Adjustable Rate Mortgage Loan Trust
2.532% (12MTA + 1.400%) due 01/25/2035 ~		198	187
3.473% due 02/25/2034 ~		203	205
3.494% due 08/25/2035 ~		183	182
3.496% due 08/25/2034 ~		258	259
Structured Asset Mortgage Investments Trust
1.832% (US0001M + 0.280%) due 02/25/2036 ^~		129	123
2.155% (US0001M + 0.660%) due 09/19/2032 ~		2	2
WaMu Mortgage Pass-Through Certificates Trust
1.793% (12MTA + 0.730%) due 01/25/2047 ~		250	250
1.822% (US0001M + 0.270%) due 12/25/2045 ~		107	104
2.232% (US0001M + 0.680%) due 01/25/2045 ~		658	656
2.263% (12MTA + 1.200%) due 11/25/2042 ~		43	41
2.463% (12MTA + 1.400%) due 06/25/2042 ~		22	21
2.463% (12MTA + 1.400%) due 08/25/2042 ~		90	87
Wells Fargo Commercial Mortgage Trust
1.796% due 10/15/2045 ~(a)		3,810	263
Wells Fargo Mortgage-Backed Securities Trust
3.225% due 03/25/2035 ~		149	152
3.514% due 09/25/2034 ~		3,093	3,169
3.544% due 03/25/2036 ~		202	205
3.661% due 01/25/2035 ~		215	220
3.739% due 12/25/2034 ~		177	181

Total Non-Agency Mortgage-Backed Securities (Cost $53,462)			52,291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 7.6%
ACE Securities Corp. Home Equity Loan Trust
1.612% (US0001M + 0.060%) due 10/25/2036 ~	$68	$38
2.452% (US0001M + 0.900%) due 12/25/2034 ~	1,433	1,372
Ally Auto Receivables Trust
1.490% due 11/15/2019	5,346	5,340
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.052% (US0001M + 0.500%) due 09/25/2035 ~	7,100	7,140
Amortizing Residential Collateral Trust
2.132% (US0001M + 0.580%) due 07/25/2032 ~	12	11
Asset-Backed Funding Certificates Trust
2.227% (US0001M + 0.675%) due 06/25/2035 ~	6,115	6,148
Asset-Backed Securities Corp. Home Equity Loan Trust
3.127% (US0001M + 1.650%) due 03/15/2032 ~	89	89
Babson CLO Ltd.
2.503% (US0003M + 1.150%) due 10/17/2026 ~	4,000	4,005
Bear Stearns Asset-Backed Securities Trust
2.552% (US0001M + 1.000%) due 10/25/2037 ~	1,517	1,527
Black Diamond CLO Ltd.
2.403% (US0003M + 1.050%) due 02/06/2026 ~	5,100	5,104
CIFC Funding Ltd.
2.385% (US0003M + 1.020%) due 10/24/2025 ~	4,000	4,006
Citigroup Mortgage Loan Trust, Inc.
2.272% (US0001M + 0.720%) due 09/25/2035 ^~	3,003	3,022
Countrywide Asset-Backed Certificates
2.032% (LIBOR01M + 0.480%) due 12/25/2031 ^~	25	22
2.252% (US0001M + 0.700%) due 12/25/2033 ~	1,345	1,305
2.352% (US0001M + 0.800%) due 03/25/2033 ~	780	771
Credit Suisse First Boston Mortgage Securities Corp.
2.172% (US0001M + 0.620%) due 01/25/2032 ~	6	6
Edsouth Indenture LLC
2.702% (US0001M + 1.150%) due 09/25/2040 ~	1,079	1,087
Equity One Mortgage Pass-Through Trust
2.112% (LIBOR01M + 0.560%) due 11/25/2032 ~	1	1
First Franklin Mortgage Loan Trust
2.272% (US0001M + 0.720%) due 05/25/2035 ~	148	148
Ford Credit Auto Lease Trust
1.560% due 11/15/2019	2,252	2,249
1.617% (US0001M + 0.140%) due 11/15/2019 ~	3,378	3,378
GE-WMC Mortgage Securities Trust
1.592% (US0001M + 0.040%) due 08/25/2036 ~	10	6
GM Financial Automobile Leasing Trust
2.001% (US0001M + 0.500%) due 10/22/2018 ~	1,978	1,979
GM Financial Consumer Automobile
1.510% due 03/16/2020	4,964	4,957
GSAMP Trust
1.942% (US0001M + 0.390%) due 01/25/2036 ~	1,067	1,057
ICG U.S. CLO Ltd.
2.549% (US0003M + 1.190%) due 10/15/2026 ~	3,700	3,716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JMP Credit Advisors CLO Ltd.
2.593% (US0003M + 1.240%) due 10/17/2025 ~		$4,900	$4,927
JPMorgan Mortgage Acquisition Corp.
1.732% (US0001M + 0.180%) due 02/25/2036 ~		437	438
1.782% (US0001M + 0.230%) due 05/25/2035 ~		4,515	4,525
Malin CLO BV
0.000% due 05/07/2023 •	EUR	2,341	2,810
Massachusetts Educational Financing Authority
2.317% (US0003M + 0.950%) due 04/25/2038 ~		$339	341
MP CLO Ltd.
2.370% (US0003M + 0.840%) due 04/18/2027 ~		5,000	5,000
Navient Private Education Loan Trust
2.677% (US0001M + 1.200%) due 12/15/2028 ~		1,859	1,896
NovaStar Mortgage Funding Trust
1.872% (US0001M + 0.320%) due 05/25/2036 ~		5,037	5,002
NYMT Residential
4.000% due 03/25/2021		945	948
Octagon Investment Partners Ltd.
2.367% (US0003M + 1.000%) due 10/25/2025 ~		6,200	6,207
2.459% (US0003M + 1.100%) due 04/15/2026 ~		4,000	4,011
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.832% (US0001M + 0.280%) due 12/25/2035 ~		485	474
OZLM Funding Ltd.
2.483% (US0003M + 1.130%) due 01/17/2026 ~		4,900	4,924
Panhandle-Plains Higher Education Authority, Inc.
2.465% (US0003M + 1.130%) due 10/01/2035 ~		954	961
Prestige Auto Receivables Trust
1.460% due 07/15/2020		3,174	3,167
RAAC Trust
2.032% (US0001M + 0.480%) due 03/25/2037 ~		322	323
Renaissance Home Equity Loan Trust
2.052% (US0001M + 0.500%) due 12/25/2033 ~		2,835	2,796
Residential Asset Securities Corp. Trust
2.437% (US0001M + 0.885%) due 01/25/2034 ~		3,253	3,249
Santander Drive Auto Receivables Trust
1.490% due 02/18/2020		2,699	2,696
SLC Student Loan Trust
1.688% (US0003M + 0.100%) due 09/15/2026 ~		3,278	3,272
1.698% (US0003M + 0.110%) due 03/15/2027 ~		5,360	5,336
SLM Private Credit Student Loan Trust
1.778% (US0003M + 0.190%) due 12/15/2023 ~		30	30
SLM Student Loan Trust
1.457% (US0003M + 0.090%) due 10/25/2024 ~		2,235	2,234
1.867% (US0003M + 0.500%) due 04/25/2024 ~		4,419	4,432
2.867% (US0003M + 1.500%) due 04/25/2023 ~		367	376
SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		4,914	4,906
3.050% due 12/26/2025		3,321	3,339
South Carolina Student Loan Corp.
2.231% (US0003M + 0.750%) due 03/02/2020 ~		122	122
Specialty Underwriting & Residential Finance Trust
1.942% (US0001M + 0.390%) due 12/25/2036 ~		4,800	4,769

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
2.257% (US0001M + 0.705%) due 03/25/2034 ~		$527	$512
2.527% (US0001M + 0.975%) due 10/25/2033 ~		323	322
VOLT LLC
3.375% due 04/25/2047		1,822	1,833
3.500% due 03/25/2047		2,455	2,470
4.375% due 11/27/2045		1,134	1,140
Wells Fargo Home Equity Asset-Backed Securities Trust
1.812% (US0001M + 0.260%) due 05/25/2036 ~		926	925
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		3,313	3,311
WhiteHorse Ltd.
2.581% (US0003M + 1.200%) due 02/03/2025 ~		2,456	2,464

Total Asset-Backed Securities (Cost $149,443)			154,972

SOVEREIGN ISSUES 5.7%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,700	3,290
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (d)	BRL	173,300	51,425
0.000% due 07/01/2018 (d)		159,600	46,614
Japan Finance Organization for Municipalities
2.000% due 09/08/2020		$8,400	8,290
Republic of Germany
4.000% due 01/04/2018	EUR	5,400	6,481

Total Sovereign Issues (Cost $118,483)			116,100

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co. «(b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.9%

CERTIFICATES OF DEPOSIT 1.2%
Barclays Bank PLC
1.892% due 05/17/2018		$9,700	9,711
2.060% due 03/16/2018		15,300	15,316

			25,027

COMMERCIAL PAPER 13.3%
Ameren Corp.
1.450% due 01/02/2018		5,200	5,199
Amphenol Corp.
1.480% due 01/08/2018		5,200	5,198
Bank of Montreal
1.231% due 01/08/2018	CAD	6,600	5,249
1.272% due 01/15/2018		7,900	6,281
Bank of Nova Scotia
1.240% due 01/03/2018		6,800	5,409
Bell Canada
1.580% due 02/15/2018		$5,200	5,188
Boston Scientific Corp.
1.800% due 01/31/2018		5,200	5,192
Caterpillar Financial Services Ltd.
1.420% due 02/26/2018		2,400	2,393
CenterPoint Energy, Inc.
1.570% due 01/23/2018		5,200	5,194
1.600% due 01/16/2018		5,100	5,096
Deutsche Telekom AG
1.630% due 01/30/2018		12,300	12,279

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Resources, Inc.
1.520% due 01/03/2018		$3,200	$3,199
1.530% due 01/16/2018		5,000	4,996
Enbridge Energy Partners LP
2.250% due 01/19/2018		5,100	5,095
Energy Transfer Partners LP
2.350% due 01/02/2018		5,100	5,099
ENI Finance USA, Inc.
1.980% due 05/07/2018		7,900	7,847
Entergy Corp.
1.590% due 02/12/2018		2,100	2,095
Enterprise Products Operating LLC
1.510% due 01/05/2018		5,200	5,198
1.510% due 01/12/2018		5,200	5,196
1.550% due 01/16/2018		400	400
ERP Operating LP
1.600% due 02/16/2018		4,250	4,240
Glencore Funding LLC
1.650% due 01/17/2018		6,300	6,294
1.650% due 01/18/2018		10,200	10,190
HP, Inc.
1.630% due 01/29/2018		5,800	5,793
1.830% due 01/25/2018		5,100	5,094
HSBC Bank Canada
1.245% due 01/08/2018	CAD	6,200	4,931
1.253% due 01/08/2018		6,600	5,249
Humana, Inc.
1.600% due 01/10/2018		$5,000	4,997
ING U.S. Funding LLC
0.000% due 09/11/2018		2,300	2,299
Marriott International
1.510% due 01/02/2018		5,200	5,199
1.540% due 01/09/2018		5,100	5,097
Mondelez International, Inc.
1.500% due 01/03/2018		4,200	4,199
1.500% due 01/08/2018		4,500	4,498
1.500% due 01/11/2018		5,100	5,097
Nissan Motor Acceptance Corp.
1.400% due 02/21/2018		5,200	5,186
Royal Bank of Canada
1.272% due 01/15/2018	CAD	7,900	6,281
Schlumberger Holdings
1.900% due 03/14/2018		$6,300	6,276
Southern Co.
1.530% due 01/03/2018		5,200	5,199
Southern Co. Gas Capital Corp.
1.500% due 01/04/2018		5,200	5,198
1.520% due 01/03/2018		5,600	5,599
1.550% due 01/08/2018		3,900	3,898
Spectra Energy Partners LP
1.750% due 01/11/2018		5,100	5,097
Syngenta Wilmington, Inc.
3.100% due 01/04/2018		4,000	3,999
Thomson Reuters Corp.
1.620% due 02/13/2018		5,100	5,088
1.650% due 02/20/2018		5,100	5,086
Time Warner, Inc.
1.800% due 01/29/2018		5,100	5,092
1.850% due 01/17/2018		6,300	6,294
TransCanada American, Inc.
1.700% due 01/16/2018		5,100	5,096
Viacom, Inc.
2.390% due 02/01/2018		10,200	10,183
Walgreens Boots Alliance, Inc.
1.570% due 02/16/2018		5,200	5,187
WPP CP Finance PLC
1.650% due 01/12/2018		4,500	4,497
1.700% due 02/13/2018		3,600	3,592

			271,828

REPURCHASE AGREEMENTS (f) 0.1%
			2,988

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.4%
Nigeria Open Market Operation Bills
19.252% due 05/24/2018	NGN	744,900	$1,975
Pacific Gas & Electric Co.
1.707% (US0003M + 0.230%) due 11/28/2018 ~		$6,800	6,797

			8,772

ARGENTINA TREASURY BILLS 0.7%
3.142% due 04/27/2018 - 10/26/2018 (c)(d)	ARS	14,000	13,774

FRANCE TREASURY BILLS 1.0%
(1.540)% due 01/10/2018 - 01/31/2018 (c)(d)	EUR	17,200	20,644

GREECE TREASURY BILLS 0.6%
1.688% due 02/09/2018 - 03/16/2018 (c)(d)		10,500	12,567

ITALY TREASURY BILLS 0.9%
(0.847)% due 02/28/2018 (d)(e)		15,000	18,012

JAPAN TREASURY BILLS 12.1%
(0.240)% due 01/12/2018 - 03/26/2018 (c)(d)	JPY	28,060,000	249,069

SPAIN TREASURY BILLS 0.3%
(0.791)% due 02/16/2018 (d)(e)	EUR	5,000	6,004

U.K. TREASURY BILLS 1.3%
0.048% due 01/29/2018 (c)(d)	GBP	19,200	25,919

U.S. TREASURY BILLS 2.0%
1.177% due 01/04/2018 - 03/01/2018 (c)(h)(j)		$41,303	41,256

Total Short-Term Instruments (Cost $691,955)			695,860

Total Investments in Securities (Cost $2,160,173)			2,203,437

		SHARES
INVESTMENTS IN AFFILIATES 8.9%

SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%
PIMCO Short Asset Portfolio		15,056,545	150,731
PIMCO Short-Term Floating NAV Portfolio III		3,273,505	32,359

Total Short-Term Instruments (Cost $182,973)			183,090

Total Investments in Affiliates (Cost $182,973)			183,090

Total Investments 116.4% (Cost $2,343,146)			$2,386,527

Financial Derivative Instruments (g)(i) (1.9)% (Cost or Premiums, net $(2,287))			(39,481)

Other Assets and Liabilities, net (14.5)%			(297,649)

Net Assets 100.0%			$2,049,397

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$2,988	U.S. Treasury Notes 1.375% due 06/30/2023	$(3,051)	$2,988	$2,988

Total Repurchase Agreements						$(3,051)	$2,988	$2,988

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae, TBA	5.000%	01/01/2048	$100	$(108)	$(108)
Fannie Mae, TBA	6.000	01/01/2048	3,000	(3,363)	(3,356)
Freddie Mac, TBA	5.000	01/01/2048	500	(538)	(537)

Total Short Sales (0.2)%				$(4,009)	$(4,001)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,988	$0	$0	$2,988	$(3,051)	$(63)

Total Borrowings and Other Financing Transactions	$2,988	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(729) at a weighted average interest rate of 1.236%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar March Futures	$98.250	03/19/2018	976	$2,440	$83	$128

Total Purchased Options					$83	$128

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	976	$2,440	$(105)	$(6)

Total Written Options					$(105)	$(6)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor March Futures	03/2018	696	EUR	209,442	$(11)	$0	$(10)
90-Day Eurodollar June Futures	06/2018	10	$	2,452	(4)	0	0
90-Day Eurodollar March Futures	03/2018	550		135,080	(320)	7	0
90-Day Eurodollar March Futures	03/2019	916		223,951	(493)	34	0
90-Day Eurodollar September Futures	09/2018	240		58,776	(236)	6	0
Euro-Bund 10-Year Bond March Futures	03/2018	568	EUR	110,187	(707)	0	(416)
U.S. Treasury 2-Year Note March Futures	03/2018	2,344	$	501,872	(1,149)	147	0

					$(2,920)	$194	$(426)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2018	662	EUR	(123,260)	$1,532	$747	$0
U.S. Treasury 30-Year Bond March Futures	03/2018	37	$	(5,661)	9	0	(10)

					$1,541	$747	$(10)

Total Futures Contracts					$(1,379)	$941	$(436)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.682%	$	1,000	$(11)	$29	$18	$0	$(1)
MetLife, Inc.	1.000	Quarterly	03/20/2019	0.101		1,700	21	(2)	19	0	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2018	0.099	EUR	1,700	18	1	19	0	0

							$28	$28	$56	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	8.180%	Maturity	01/02/2020	BRL	348,700	$(6)	$397	$391	$0	$(13)
Pay	1-Year BRL-CDI	8.220	Maturity	01/02/2020		308,000	(438)	850	412	0	(12)
Pay	1-Year BRL-CDI	8.489	Maturity	01/02/2020		37,000	0	97	97	0	(1)
Pay	1-Year BRL-CDI	8.493	Maturity	01/02/2020		54,400	0	144	144	0	(2)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	30,800	(991)	200	(791)	75	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	11,480,000	(741)	198	(543)	32	0

							$(2,176)	$1,886	$(290)	$107	$(28)

Total Swap Agreements							$(2,148)	$1,914	$(234)	$107	$(29)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$128	$941	$107	$1,176		$(6)	$(436)	$(29)	$(471)

(h)	Securities with an aggregate market value of $1,368 and cash of $16,708 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	64,591		$19,526	$54	$0
	01/2018	DKK	176,899		25,977	0	(2,533)
	01/2018		$19,756	BRL	64,591	0	(284)
	01/2018		5,195	CAD	6,600	57	0
	01/2018		998	DKK	6,265	12	0
	01/2018		3,562	MXN	67,572	0	(138)
	02/2018	EUR	12,371		$14,494	0	(386)
	03/2018	JPY	430,000		3,839	7	0
	04/2018	DKK	351,426		51,582	0	(5,388)
	07/2018		111,105		17,180	0	(944)
BPS	01/2018	CAD	15,800		12,295	0	(278)
	01/2018	DKK	121,035		17,653	0	(1,854)
	01/2018		$103	DKK	674	6	0
	02/2018	GBP	29,483		$38,875	0	(986)
	02/2018	JPY	4,010,000		35,366	0	(291)
	02/2018		$102	ILS	356	1	0
	02/2018		24,645	JPY	2,762,000	0	(83)
	03/2018	MXN	138,400		$6,618	0	(348)
	03/2018		$7,318	MXN	138,400	0	(351)
	04/2018	BRL	77,100		$20,421	0	(2,594)
	04/2018	DKK	209,863		30,918	0	(3,103)
	04/2018		$5,605	RUB	334,704	126	0
	07/2018	DKK	93,010		$14,029	0	(1,144)
	12/2018		$12,327	CAD	15,785	268	0
BRC	01/2018	EUR	4,800		$5,720	0	(48)
	01/2018	MXN	33,912		1,774	56	0
	02/2018	JPY	485,000		4,289	0	(25)
CBK	01/2018	DKK	90,022		13,313	0	(1,196)
	01/2018	EUR	5,400		6,419	0	(61)
	01/2018	GBP	3,800		5,082	0	(53)
	01/2018		$243	DKK	1,540	5	0
	02/2018	GBP	3,957		$5,194	0	(156)
	02/2018	JPY	13,289,500		117,935	173	(422)
	03/2018		560,000		5,000	9	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2018	DKK	1,540		$245	$0	$(5)
	07/2018		$489	DKK	3,176	29	0
DUB	01/2018	EUR	12,400		$14,670	0	(214)
	01/2018	GBP	7,700		10,346	0	(58)
	02/2018	EUR	20,000		23,739	0	(332)
	02/2018	SEK	345,735		41,122	0	(1,132)
	03/2018	KRW	47,786,020		42,965	0	(1,846)
	03/2018		$6,496	SGD	8,838	119	0
FBF	01/2018		10,300	CAD	13,200	203	0
GLM	01/2018	MXN	45,656		$2,388	75	0
	02/2018	EUR	216		255	0	(5)
	02/2018	GBP	12,677		17,012	17	(145)
	02/2018	JPY	5,588,600		49,588	0	(104)
	02/2018		$15,874	JPY	1,767,400	0	(157)
	03/2018	EUR	5,100		$6,040	0	(105)
	03/2018		$123	MYR	520	5	0
	04/2018	DKK	68,882		$10,070	0	(1,096)
	04/2018		$709	DKK	4,631	41	0
HUS	01/2018	BRL	36,700		$10,803	0	(261)
	01/2018		$11,094	BRL	36,700	0	(30)
	02/2018	JPY	5,190,500		$46,055	0	(103)
	03/2018	SGD	14,177		10,432	0	(179)
	03/2018		$3,987	RUB	235,809	63	0
	04/2018	BRL	80,800		$23,795	0	(325)
	04/2018	DKK	39,462		5,874	0	(523)
	04/2018		$14,822	RUB	883,943	315	0
JPM	01/2018	BRL	83,500		$24,344	0	(829)
	01/2018	CAD	28,985		22,705	0	(359)
	01/2018	DKK	129,232		18,903	0	(1,925)
	01/2018		$25,242	BRL	83,500	0	(69)
	01/2018		30,590	CAD	38,906	367	0
	02/2018	EUR	4,649		$5,556	0	(36)
	02/2018	GBP	7,751		10,308	0	(172)
	02/2018	JPY	5,133,300		45,854	299	(93)
	02/2018	SEK	138,850		16,523	0	(447)
	02/2018		$5,790	EUR	4,879	78	0
	02/2018		31,238	GBP	23,218	153	0
	02/2018		56,413	JPY	6,287,700	0	(498)
	04/2018	BRL	15,400		$4,854	257	0
	04/2018	DKK	168,500		25,873	0	(1,442)
	05/2018	NGN	700,391		1,862	11	0
	07/2018	BRL	31,800		9,289	0	(112)
MSB	01/2018	CAD	45,347		35,324	0	(758)
	01/2018	JPY	3,610,000		31,919	0	(136)
	02/2018	EUR	206		243	0	(4)
	02/2018	JPY	3,342,100		29,554	0	(165)
	03/2018		30,000		268	1	0
	03/2018	THB	10,231		309	0	(5)
NGF	01/2018	BRL	68,200		20,095	0	(465)
	01/2018		$20,617	BRL	68,200	0	(57)
	03/2018	TWD	1,366,264		$45,595	0	(828)
	03/2018		$10,026	TWD	299,345	145	0
SCX	01/2018	BRL	125,100		$37,817	104	0
	01/2018	CAD	6,800		5,357	0	(53)
	01/2018		$38,171	BRL	125,100	0	(457)
	02/2018	EUR	1,638		$1,931	0	(39)
	03/2018		$224	INR	14,797	6	0
	03/2018		1,685	RUB	100,721	45	0
	04/2018	DKK	279,881		$41,759	0	(3,613)
	07/2018	BRL	127,800		38,181	403	0
SOG	02/2018	SEK	5,795		697	0	(12)
TOR	04/2018	DKK	99,990		14,622	0	(1,588)
UAG	01/2018	CAD	19,400		15,096	0	(340)
	01/2018	GBP	13,900		18,631	0	(149)
	01/2018		$25,426	GBP	19,102	370	0
	02/2018	JPY	3,460,000		$30,627	0	(128)
	02/2018		$2,325	GBP	1,734	19	0
	03/2018	EUR	1,800		$2,137	0	(32)

Total Forward Foreign Currency Contracts						$3,899	$(44,097)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	60.173	01/12/2018	$ 6,600	$(50)	$(2)
CBK	Call - OTC USD versus RUB		60.850	02/02/2018	4,000	(35)	(7)
GLM	Call - OTC USD versus BRL	BRL	3.400	01/03/2018	3,800	(36)	(1)

						$(121)	$(10)

Total Written Options						$(121)	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Mexico Government International Bond	1.000%	Quarterly	03/20/2018	0.254%	$4,300	$(7)	$16	$9	$0
JPM	PSEG Power LLC	1.000	Quarterly	12/20/2018	0.229	1,700	11	2	13	0

							$4	$18	$22	$0

Total Swap Agreements							$4	$18	$22	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$130	$0	$0	$130	$(9,673)	$(2)	$0	$(9,675)	$(9,545)	$9,120	$(425)
BPS	401	0	0	401	(11,032)	0	0	(11,032)	(10,631)	10,228	(403)
BRC	56	0	9	65	(73)	0	0	(73)	(8)	0	(8)
CBK	216	0	0	216	(1,893)	(7)	0	(1,900)	(1,684)	1,317	(367)
DUB	119	0	0	119	(3,582)	0	0	(3,582)	(3,463)	2,797	(666)
FBF	203	0	0	203	0	0	0	0	203	0	203
GLM	138	0	0	138	(1,612)	(1)	0	(1,613)	(1,475)	1,292	(183)
HUS	378	0	0	378	(1,421)	0	0	(1,421)	(1,043)	799	(244)
JPM	1,165	0	13	1,178	(5,982)	0	0	(5,982)	(4,804)	5,056	252
MSB	1	0	0	1	(1,068)	0	0	(1,068)	(1,067)	934	(133)
NGF	145	0	0	145	(1,350)	0	0	(1,350)	(1,205)	1,099	(106)
SCX	558	0	0	558	(4,162)	0	0	(4,162)	(3,604)	3,253	(351)
SOG	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
TOR	0	0	0	0	(1,588)	0	0	(1,588)	(1,588)	1,348	(240)
UAG	389	0	0	389	(649)	0	0	(649)	(260)	0	(260)

Total Over the Counter	$3,899	$0	$22	$3,921	$(44,097)	$(10)	$0	$(44,107)

(j)	Securities with an aggregate market value of $37,242 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$128	$128
Futures	0	0	0	0	941	941
Swap Agreements	0	0	0	0	107	107

	$0	$0	$0	$0	$1,176	$1,176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,899	$0	$3,899
Swap Agreements	0	22	0	0	0	22

	$0	$22	$0	$3,899	$0	$3,921

	$0	$22	$0	$3,899	$1,176	$5,097

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	436	436
Swap Agreements	0	1	0	0	28	29

	$0	$1	$0	$0	$470	$471

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,097	$0	$44,097
Written Options	0	0	0	10	0	10

	$0	$0	$0	$44,107	$0	$44,107

	$0	$1	$0	$44,107	$470	$44,578

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(76)	$(76)
Written Options	0	0	0	0	147	147
Futures	0	0	0	0	(5,104)	(5,104)
Swap Agreements	0	231	0	0	3,250	3,481

	$0	$231	$0	$0	$(1,783)	$(1,552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,624)	$0	$(3,624)
Purchased Options	0	0	0	0	(88)	(88)
Written Options	0	0	0	1,573	475	2,048
Swap Agreements	0	737	0	0	310	1,047

	$0	$737	$0	$(2,051)	$697	$(617)

	$0	$968	$0	$(2,051)	$(1,086)	$(2,169)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$44	$44
Written Options	0	0	0	0	99	99
Futures	0	0	0	0	(862)	(862)
Swap Agreements	0	(35)	0	0	(2,700)	(2,735)

	$0	$(35)	$0	$0	$(3,419)	$(3,454)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(49,498)	$0	$(49,498)
Written Options	0	0	0	(83)	(108)	(191)
Swap Agreements	0	(641)	0	0	(1,465)	(2,106)

	$0	$(641)	$0	$(49,581)	$(1,573)	$(51,795)

	$0	$(676)	$0	$(49,581)	$(4,992)	$(55,249)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$680,201	$0	$680,201
Industrials	0	98,999	0	98,999
Utilities	0	27,515	0	27,515
Municipal Bonds & Notes
Texas	0	254	0	254
U.S. Government Agencies	0	377,245	0	377,245
Non-Agency Mortgage-Backed Securities	0	51,930	361	52,291
Asset-Backed Securities	0	154,972	0	154,972
Sovereign Issues	0	116,100	0	116,100
Short-Term Instruments
Certificates of Deposit	0	25,027	0	25,027
Commercial Paper	0	271,828	0	271,828
Repurchase Agreements	0	2,988	0	2,988
Short-Term Notes	0	8,772	0	8,772
Argentina Treasury Bills	0	13,774	0	13,774
France Treasury Bills	0	20,644	0	20,644
Greece Treasury Bills	0	12,567	0	12,567
Italy Treasury Bills	0	18,012	0	18,012
Japan Treasury Bills	0	249,069	0	249,069
Spain Treasury Bills	0	6,004	0	6,004
U.K. Treasury Bills	0	25,919	0	25,919
U.S. Treasury Bills	0	41,256	0	41,256

	$0	$2,203,076	$361	$2,203,437

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$183,090	$0	$0	$183,090

Total Investments	$183,090	$2,203,076	$361	$2,386,527

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,001)	$0	$(4,001)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,069	107	0	1,176
Over the counter	0	3,921	0	3,921

	$1,069	$4,028	$0	$5,097

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(442)	(29)	0	(471)
Over the counter	0	(44,107)	0	(44,107)

	$(442)	$(44,136)	$0	$(44,578)

Total Financial Derivative Instruments	$627	$(40,108)	$0	$(39,481)

Totals	$183,717	$2,158,967	$361	$2,343,045

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$150,615	$0	$0	$116	$150,731	$1,560	$40

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$322,117	$1,908,623	$(2,198,399)	$1	$17	$32,359	$2,723	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of

Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$2,308	$61,272

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,484,717	$8,962,178	$417,402	$488,233

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,014	$10,391	557	$5,723
Administrative Class	35,577	364,467	26,077	267,411
Advisor Class	15,484	158,679	20,114	206,250
Issued as reinvestment of distributions
Institutional Class	18	181	13	137
Administrative Class	1,633	16,740	1,856	19,034
Advisor Class	906	9,281	943	9,668
Cost of shares redeemed
Institutional Class	(382)	(3,909)	(529)	(5,435)
Administrative Class	(34,889)	(357,250)	(35,065)	(359,498)
Advisor Class	(12,111)	(124,128)	(17,083)	(174,933)
Net increase (decrease) resulting from Portfolio share transactions	7,250	$74,452	(3,117)	$(31,643)

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 41% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Low Duration Portfolio	$0	$0	$7,775	$0	$(38,543)	$0	$(9,348)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Low Duration Portfolio	$22,346	$16,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Low Duration Portfolio	$2,333,292	$61,090	$(53,532)	$7,558

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Low Duration Portfolio	$21,723	$0	$4,479	$14,198	$0	$14,641

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Low Duration Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	THB	Thai Baht
EUR	Euro	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
GBP	British Pound	NGN	Nigerian Naira	USD (or $)	United States Dollar
ILS	Israeli Shekel

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
COF 11	Cost of Funds - 11th District of San Francisco	LIBOR01M	1 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
CPI	Consumer Price Index	LIBOR12M	12 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
CPI YOY	US CPI Year Over Year

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

ANNUAL REPORT	DECEMBER 31, 2017	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Low Duration Portfolio	0.00%	0.00%	$21,723	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	45

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	47

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT14AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement,

4	PIMCO VARIABLE INSURANCE TRUST

nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

U.S. Treasury Obligations	69.4%
U.S. Government Agencies	6.3%
Sovereign Issues	6.1%
Corporate Bonds & Notes	5.8%
Short-Term Instruments‡	5.6%
Asset-Backed Securities	5.4%
Non-Agency Mortgage-Backed Securities	1.3%
Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	3.81%	0.01%	3.83%	5.95%
PIMCO Real Return Portfolio Administrative Class	3.65%	(0.14)%	3.67%	5.90%
PIMCO Real Return Portfolio Advisor Class	3.55%	(0.24)%	3.57%	3.89%
Bloomberg Barclays U.S. TIPS Index±	3.01%	0.13%	3.53%	5.65%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Exposure to U.K. index-linked Gilts contributed to relative performance, as back-end U.K. yields fell.

»	Exposure to external emerging market debt contributed to relative performance, as these securities posted positive returns.

»	Positions in high yield index credit default swaps detracted from relative performance, as high yield credit spreads narrowed.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,023.80	$5.33	$1,000.00	$1,019.80	$5.32	1.05%
Administrative Class	1,000.00	1,023.00	6.09	1,000.00	1,019.05	6.07	1.20
Advisor Class	1,000.00	1,022.50	6.59	1,000.00	1,018.55	6.58	1.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
12/31/2017	$12.27	$0.32	$0.14	$0.46	$(0.26)	$0.00	$(0.05)	$(0.31)
12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)
12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)
12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	0.00	(0.20)
12/31/2013	14.25	0.10	(1.40)	(1.30)	(0.25)	(0.10)	0.00	(0.35)
Administrative Class
12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)
12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)
12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)
12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	0.00	(0.18)
12/31/2013	14.25	0.08	(1.40)	(1.32)	(0.23)	(0.10)	0.00	(0.33)
Advisor Class
12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)
12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)
12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)
12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	0.00	(0.17)
12/31/2013	14.25	0.08	(1.41)	(1.33)	(0.22)	(0.10)	0.00	(0.32)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.42	3.81%	$181,673	0.89%	0.89%	0.50%	0.50%	2.60%	157%
12.27	5.35	154,072	0.76	0.76	0.50	0.50	2.42	132
11.93	(2.56)	168,482	0.63	0.63	0.50	0.50	0.91	114
12.81	3.25	161,389	0.55	0.55	0.50	0.50	2.27	96
12.60	(9.08)	138,123	0.55	0.55	0.50	0.50	0.76	34

12.42	3.65	1,476,888	1.04	1.04	0.65	0.65	2.40	157
12.27	5.19	1,789,709	0.91	0.91	0.65	0.65	2.38	132
11.93	(2.70)	2,037,284	0.78	0.78	0.65	0.65	0.71	114
12.81	3.09	2,393,913	0.70	0.00	0.65	0.65	2.19	96
12.60	(9.22)	2,754,082	0.70	0.70	0.65	0.65	0.61	34

12.42	3.55	520,684	1.14	1.14	0.75	0.75	2.35	157
12.27	5.09	506,438	1.01	1.01	0.75	0.75	2.31	132
11.93	(2.80)	513,250	0.88	0.88	0.75	0.75	0.67	114
12.81	2.99	481,759	0.80	0.80	0.75	0.75	2.06	96
12.60	(9.31)	461,586	0.80	0.80	0.75	0.75	0.57	34

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$3,255,700
Investments in Affiliates	12,701
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,539
Over the counter	3,054
Deposits with counterparty	5,990
Foreign currency, at value	3,323
Receivable for investments sold	51,310
Receivable for investments sold on a delayed-delivery basis	24,303
Receivable for TBA investments sold	499,223
Receivable for Portfolio shares sold	1,497
Interest and/or dividends receivable	11,577
Dividends receivable from Affiliates	77
Other assets	14
Total Assets	3,870,308

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$40,393
Payable for sale-buyback transactions	943,155
Payable for short sales	66,729
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,393
Over the counter	12,706
Payable for investments purchased	6,881
Payable for investments in Affiliates purchased	77
Payable for TBA investments purchased	615,948
Deposits from counterparty	812
Payable for Portfolio shares redeemed	1,502
Overdraft due to custodian	199
Accrued investment advisory fees	475
Accrued supervisory and administrative fees	475
Accrued distribution fees	113
Accrued servicing fees	192
Other liabilities	13
Total Liabilities	1,691,063

Net Assets	$2,179,245

Net Assets Consist of:
Paid in capital	$2,339,158
Undistributed (overdistributed) net investment income	636
Accumulated undistributed net realized gain (loss)	(164,342)
Net unrealized appreciation (depreciation)	3,793

Net Assets	$2,179,245

Net Assets:
Institutional Class	$181,673
Administrative Class	1,476,888
Advisor Class	520,684

Shares Issued and Outstanding:
Institutional Class	14,627
Administrative Class	118,910
Advisor Class	41,923

Net Asset Value Per Share Outstanding:
Institutional Class	$12.42
Administrative Class	12.42
Advisor Class	12.42

Cost of investments in securities	$3,245,668
Cost of investments in Affiliates	$12,699
Cost of foreign currency held	$3,392
Proceeds received on short sales	$66,437
Cost or premiums of financial derivative instruments, net	$(9,556)

* Includes repurchase agreements of:	$2,414

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$76,669
Dividends from Investments in Affiliates	994
Total Income	77,663

Expenses:
Investment advisory fees	5,600
Supervisory and administrative fees	5,600
Servicing fees - Administrative Class	2,339
Distribution and/or servicing fees - Advisor Class	1,288
Trustee fees	60
Interest expense	8,868
Miscellaneous expense	1
Total Expenses	23,756

Net Investment Income (Loss)	53,907

Net Realized Gain (Loss):
Investments in securities	(15,060)
Investments in Affiliates	216
Exchange-traded or centrally cleared financial derivative instruments	2,761
Over the counter financial derivative instruments	(23,081)
Short sales	28
Foreign currency	(650)

Net Realized Gain (Loss)	(35,786)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	56,681
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(3,655)
Over the counter financial derivative instruments	8,286
Short sales	(302)
Foreign currency assets and liabilities	505

Net Change in Unrealized Appreciation (Depreciation)	61,521

Net Increase (Decrease) in Net Assets Resulting from Operations	$79,642

* Foreign tax withholdings	$6

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$53,907	$61,393
Net realized gain (loss)	(35,786)	(60,190)
Net change in unrealized appreciation (depreciation)	61,521	137,220

Net Increase (Decrease) in Net Assets Resulting from Operations	79,642	138,423

Distributions to Shareholders:
From net investment income
Institutional Class	(3,530)	(1,891)
Administrative Class	(30,279)	(23,813)
Advisor Class	(9,717)	(5,957)
Tax basis return of capital
Institutional Class	(656)	(1,518)
Administrative Class	(6,183)	(19,412)
Advisor Class	(2,042)	(5,176)

Total Distributions(a)	(52,407)	(57,767)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(298,209)	(349,453)

Total Increase (Decrease) in Net Assets	(270,974)	(268,797)

Net Assets:
Beginning of year	2,450,219	2,719,016
End of year*	$2,179,245	$2,450,219

* Including undistributed (overdistributed) net investment income of:	$636	$10,124

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$79,642

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(4,825,838)
Proceeds from sales of long-term securities	4,667,251
(Purchases) Proceeds from sales of short-term portfolio investments, net	392,335
(Increase) decrease in deposits with counterparty	(1,694)
(Increase) decrease in receivable for investments sold	265,947
(Increase) decrease in interest and/or dividends receivable	(270)
(Increase) decrease in dividends receivable from Affiliates	270
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(2,470)
Proceeds from (Payments on) over the counter financial derivative instruments	(22,075)
Increase (decrease) in payable for investments purchased	282,759
Increase (decrease) in deposits from counterparty	(6,270)
Increase (decrease) in accrued investment advisory fees	(74)
Increase (decrease) in accrued supervisory and administrative fees	(73)
Increase (decrease) in accrued servicing fees	(49)
Proceeds from (Payments on) short sales transactions, net	51,307
Proceeds from (Payments on) foreign currency transactions	(145)
Increase (decrease) in other liabilities	(44)
Net Realized (Gain) Loss
Investments in securities	15,060
Investments in Affiliates	(216)
Exchange-traded or centrally cleared financial derivative instruments	(2,761)
Over the counter financial derivative instruments	23,081
Short sales	(28)
Foreign currency	650
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(56,681)
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	3,655
Over the counter financial derivative instruments	(8,286)
Short sales	302
Foreign currency assets and liabilities	(505)
Net amortization (accretion) on investments	3,933

Net Cash Provided by (Used for) Operating Activities	858,707

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	272,319
Payments on shares redeemed	(622,881)
Increase (decrease) in overdraft due to custodian	167
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	111,714
Payments on reverse repurchase agreements	(71,321)
Proceeds from sale-buyback transactions	12,800,143
Payments on sale-buyback transactions	(13,346,471)

Net Cash Received from (Used for) Financing Activities	(856,330)

Net Increase (Decrease) in Cash and Foreign Currency	2,377

Cash and Foreign Currency:
Beginning of year	946
End of year	$3,323

* Reinvestment of distributions	$52,407

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$9,591

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio had a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio's investments were not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Cheniere Energy Partners LP
3.819% (LIBOR03M + 2.250%) due 02/25/2020 ~		$200	$200
Hilton Worldwide Finance LLC
3.552% (LIBOR03M + 2.000%) due 10/25/2023 ~		97	97
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 «~		1,100	1,091

Total Loan Participations and Assignments (Cost $1,364)			1,388

CORPORATE BONDS & NOTES 8.7%

BANKING & FINANCE 5.5%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		400	406
4.625% due 10/30/2020		100	105
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	130
Ally Financial, Inc.
3.250% due 11/05/2018		$100	100
3.750% due 11/18/2019		200	203
American Honda Finance Corp.
1.741% (US0003M + 0.350%) due 11/05/2021 ~		1,400	1,402
American Tower Corp.
2.800% due 06/01/2020		200	201
Bank of America N.A.
1.750% due 06/05/2018		24,780	24,771
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	655
Bear Stearns Cos. LLC
7.250% due 02/01/2018		5,500	5,522
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		2,600	2,684
Deutsche Bank AG
4.250% due 10/14/2021		10,600	11,065
Dexia Credit Local S.A.
2.375% due 09/20/2022		4,000	3,958
Ford Motor Credit Co. LLC
2.943% due 01/08/2019		100	101
General Motors Financial Co., Inc.
2.350% due 10/04/2019		200	199
2.606% (US0003M + 1.270%) due 10/04/2019 ~		100	101
Goldman Sachs Group, Inc.
2.788% (US0003M + 1.200%) due 09/15/2020 ~		9,900	10,091
2.876% due 10/31/2022 •		3,300	3,292
ING Bank NV
2.625% due 12/05/2022		3,200	3,207
International Lease Finance Corp.
5.875% due 04/01/2019		600	625
6.250% due 05/15/2019		500	524
8.250% due 12/15/2020		2,400	2,762
John Deere Capital Corp.
1.948% (US0003M + 0.290%) due 06/22/2020 ~		7,200	7,210
KBC Bank NV
8.000% due 01/25/2023 (f)•		400	402
Macquarie Bank Ltd.
1.686% (US0003M + 0.350%) due 04/04/2019 ~		3,800	3,805
MetLife, Inc.
6.817% due 08/15/2018		200	206
Mitsubishi UFJ Financial Group, Inc.
3.361% (US0003M + 1.880%) due 03/01/2021 ~		4,900	5,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
4.875% due 06/17/2019	$100	$102
5.500% due 01/15/2019	2,600	2,652
8.000% due 03/25/2020	1,800	1,951
OneMain Financial Holdings LLC
6.750% due 12/15/2019	200	207
State Bank of India
2.297% (US0003M + 0.950%) due 04/06/2020 ~	4,500	4,512
Toronto-Dominion Bank
2.250% due 03/15/2021	4,800	4,775
UBS AG
1.835% (US0003M + 0.320%) due 12/07/2018 ~	5,600	5,607
2.103% (US0003M + 0.580%) due 06/08/2020 ~	5,800	5,829
Unibail-Rodamco SE
2.129% (US0003M + 0.770%) due 04/16/2019 ~	5,700	5,733

		120,195

INDUSTRIALS 1.8%
Allergan Funding SCS
3.000% due 03/12/2020	1,800	1,817
Allergan, Inc.
3.375% due 09/15/2020	1,100	1,121
AP Moller - Maersk A/S
2.550% due 09/22/2019	100	100
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~	3,300	3,319
BAT International Finance PLC
2.750% due 06/15/2020	100	101
Charter Communications Operating LLC
3.579% due 07/23/2020	700	713
D.R. Horton, Inc.
3.750% due 03/01/2019	100	101
Dell International LLC
3.480% due 06/01/2019	11,200	11,343
Discovery Communications LLC
2.335% (US0003M + 0.710%) due 09/20/2019 ~	500	503
EMC Corp.
2.650% due 06/01/2020	300	296
Enbridge, Inc.
1.750% (US0003M + 0.400%) due 01/10/2020 ~	3,700	3,706
2.288% (US0003M + 0.700%) due 06/15/2020 ~	5,100	5,149
ERAC USA Finance LLC
2.800% due 11/01/2018	100	101
4.500% due 08/16/2021	500	528
5.250% due 10/01/2020	400	427
Forest Laboratories LLC
5.000% due 12/15/2021	1,600	1,712
General Motors Co.
2.192% (US0003M + 0.800%) due 08/07/2020 ~	70	70
Japan Tobacco, Inc.
2.100% due 07/23/2018	100	100
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019	100	107
Kinder Morgan, Inc.
7.250% due 06/01/2018	200	204
Ryder System, Inc.
2.450% due 09/03/2019	100	100
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	100	107
Sky PLC
2.625% due 09/16/2019	100	100
Spectra Energy Partners LP
2.195% (US0003M + 0.700%) due 06/05/2020 ~	1,100	1,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$94	$95
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019		400	421
Textron, Inc.
1.960% (US0003M + 0.550%) due 11/10/2020 ~		3,780	3,781
Time Warner Cable LLC
5.000% due 02/01/2020		200	209
8.250% due 04/01/2019		100	107
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		100	104
VMware, Inc.
2.950% due 08/21/2022		410	409
3.900% due 08/21/2027		200	202
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		1,100	1,096
2.450% due 11/20/2019		300	300

			39,658

UTILITIES 1.4%
AT&T, Inc.
2.009% (US0003M + 0.650%) due 01/15/2020 ~		1,380	1,389
2.309% (US0003M + 0.950%) due 07/15/2021 ~		5,000	5,071
5.150% due 02/14/2050		1,800	1,816
5.200% due 03/15/2020		1,000	1,058
5.300% due 08/14/2058		600	604
British Transco International Finance BV
0.000% due 11/04/2021 (c)		600	544
Energy Transfer LP
5.750% due 09/01/2020		100	106
Gazprom OAO Via Gaz Capital S.A.
3.375% due 11/30/2018	CHF	120	127
4.625% due 10/15/2018	EUR	800	990
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$100	104
Petrobras Global Finance BV
4.375% due 05/20/2023		400	397
5.299% due 01/27/2025		8,075	8,109
5.999% due 01/27/2028		350	351
6.125% due 01/17/2022		4,100	4,361
6.625% due 01/16/2034	GBP	100	147
8.375% due 12/10/2018		$700	736
Plains All American Pipeline LP
2.600% due 12/15/2019		100	99
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~		1,500	1,503
Southern Power Co.
2.175% (US0003M + 0.550%) due 12/20/2020 ~		2,100	2,105

			29,617

Total Corporate Bonds & Notes (Cost $187,789)			189,470

MUNICIPAL BONDS & NOTES 0.1%

SOUTH CAROLINA 0.1%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
1.621% (US0003M + 0.140%) due 12/01/2023 ~		1,058	1,058

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		655	639

Total Municipal Bonds & Notes (Cost $1,683)			1,697

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 9.4%
Fannie Mae
1.388% (LIBOR01M + 0.060%) due 12/25/2036 ~	$40	$40
1.702% (LIBOR01M + 0.150%) due 08/25/2034 ~	44	44
1.902% (LIBOR01M + 0.350%) due 07/25/2037 - 05/25/2042 ~	63	63
1.992% (LIBOR01M + 0.440%) due 05/25/2036 ~	16	16
2.202% (12MTA + 1.200%) due 07/01/2044 - 09/01/2044 ~	35	36
2.232% (LIBOR01M + 0.680%) due 02/25/2041 ~	1,457	1,483
3.039% (US0006M + 1.538%) due 10/01/2035 ~	108	112
3.347% due 05/25/2035 ~	321	338
Fannie Mae, TBA
3.500% due 03/01/2033 - 03/01/2048	48,600	49,867
4.000% due 02/01/2048 - 03/01/2048	127,700	133,420
Freddie Mac
1.627% (LIBOR01M + 0.150%) due 10/15/2020 ~	44	44
1.812% (LIBOR01M + 0.260%) due 08/25/2031 ~	43	42
1.927% (LIBOR01M + 0.450%) due 08/15/2033 - 09/15/2042 ~	8,133	8,182
2.202% (12MTA + 1.200%) due 10/25/2044 - 02/25/2045 ~	3,197	3,241
3.272% (H15T1Y + 2.252%) due 01/01/2034 ~	81	86
3.626% (US0012M + 1.876%) due 12/01/2035 ~	25	27
Ginnie Mae
2.550% (US0012M + 0.750%) due 04/20/2067 ~	2,858	2,947
NCUA Guaranteed Notes
1.779% (LIBOR01M + 0.450%) due 10/07/2020 ~	1,473	1,475
1.963% (LIBOR01M + 0.560%) due 12/08/2020 ~	3,215	3,234
Small Business Administration
5.902% due 02/10/2018	32	32
6.020% due 08/01/2028	571	625

Total U.S. Government Agencies (Cost $204,724)		205,354

U.S. TREASURY OBLIGATIONS 104.1%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2019	33,423	33,358
0.125% due 04/15/2020 (h)	72,815	72,696
0.125% due 04/15/2021 (h)	187,284	186,625
0.125% due 01/15/2022	23,420	23,338
0.125% due 04/15/2022 (j)	1,965	1,952
0.125% due 07/15/2022 (h)	133,756	133,661
0.125% due 01/15/2023 (h)	113,242	112,441
0.125% due 07/15/2024 (h)	44,669	44,182
0.125% due 07/15/2026 (l)	26,096	25,526
0.250% due 01/15/2025 (h)	88,364	87,659
0.375% due 07/15/2023 (h)(j)	151,590	152,841
0.375% due 07/15/2025	29,124	29,198
0.375% due 01/15/2027 (l)	1,430	1,421
0.375% due 07/15/2027	13,290	13,233
0.625% due 01/15/2024	54,696	55,698
0.625% due 01/15/2026 (h)	149,921	152,476
0.625% due 02/15/2043 (l)	5,815	5,706
0.750% due 02/15/2042	10,469	10,599
0.750% due 02/15/2045	57,435	57,879
0.875% due 02/15/2047	34,169	35,600
1.000% due 02/15/2046	28,599	30,632
1.250% due 07/15/2020 (j)(l)	11,243	11,613
1.375% due 07/15/2018 (j)(l)	1,190	1,203
1.375% due 01/15/2020 (h)	85,093	87,360
1.375% due 02/15/2044	71,715	83,009
1.625% due 01/15/2018 (j)(l)	3,061	3,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028	$64,710	$72,829
1.875% due 07/15/2019 (j)(l)	9,819	10,128
2.000% due 01/15/2026	47,765	53,776
2.125% due 02/15/2040	42,967	56,034
2.125% due 02/15/2041	4,449	5,843
2.375% due 01/15/2025 (h)	133,724	152,512
2.375% due 01/15/2027	18,237	21,357
2.500% due 01/15/2029	115,607	140,427
3.375% due 04/15/2032	2,885	3,998
3.625% due 04/15/2028	61,951	81,413
3.875% due 04/15/2029	73,937	100,956
U.S. Treasury Notes
1.875% due 02/28/2022 (h)(j)	60,100	59,452
1.875% due 04/30/2022 (l)	100	99
1.875% due 07/31/2022 (j)(l)	10,700	10,555
1.875% due 08/31/2024	8,080	7,862
2.000% due 05/31/2024	5,300	5,201
2.125% due 03/31/2024 (h)(l)	5,800	5,740
2.250% due 10/31/2024	6,700	6,668
2.250% due 11/15/2024 (h)(l)	3,300	3,283
2.500% due 05/15/2024 (h)	16,950	17,141
2.750% due 02/15/2024 (h)(l)	800	821

Total U.S. Treasury Obligations (Cost $2,270,588)		2,269,063

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%
Adjustable Rate Mortgage Trust
3.387% due 05/25/2036 ~	214	200
Alliance Bancorp Trust
1.792% (US0001M + 0.240%) due 07/25/2037 ~	1,134	933
American Home Mortgage Investment Trust
3.152% (US0006M + 1.500%) due 09/25/2045 ~	167	168
Banc of America Funding Trust
1.721% (US0001M + 0.220%) due 07/20/2036 ~	91	91
3.633% due 02/20/2036 ~	413	410
3.830% due 01/20/2047 ^~	257	247
Banc of America Mortgage Trust
3.429% due 02/25/2036 ^~	302	283
3.747% due 11/25/2034 ~	33	34
3.781% due 06/25/2035 ~	84	80
Bear Stearns Adjustable Rate Mortgage Trust
3.312% due 02/25/2036 ^~	100	99
3.427% due 03/25/2035 ~	282	277
3.520% (H15T1Y + 2.300%) due 10/25/2035 ~	684	699
3.550% due 01/25/2035 ~	300	297
3.580% (H15T1Y + 2.150%) due 08/25/2035 ~	129	129
3.703% due 07/25/2036 ^~	453	438
Bear Stearns ALT-A Trust
3.548% due 09/25/2035 ~	1,440	1,287
3.610% due 03/25/2036 ^~	508	444
Chase Mortgage Finance Trust
3.459% due 02/25/2037 ~	33	32
ChaseFlex Trust
6.000% due 02/25/2037 ^	447	361
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.832% (US0001M + 0.280%) due 01/25/2035 ~	13	13
Citigroup Mortgage Loan Trust
3.430% (H15T1Y + 2.400%) due 05/25/2035 ~	26	26
3.674% due 09/25/2037 ^~	723	683
3.710% (H15T1Y + 2.400%) due 03/25/2036 ^~	784	752
Citigroup Mortgage Loan Trust, Inc.
2.830% (H15T1Y + 1.800%) due 09/25/2035 ~	20	19
Countrywide Alternative Loan Trust
1.662% (US0001M + 0.110%) due 06/25/2046 ~	248	236
1.681% (US0001M + 0.180%) due 02/20/2047 ^~	495	414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.732% (US0001M + 0.180%) due 05/25/2047 ~		$137	$133
1.742% (US0001M + 0.190%) due 09/25/2046 ^~		4,148	3,716
1.832% (US0001M + 0.280%) due 12/25/2035 ~		27	26
2.063% (12MTA + 1.000%) due 12/25/2035 ~		87	81
Countrywide Home Loan Mortgage Pass-Through Trust
3.186% due 05/20/2036 ^~		101	87
3.702% due 11/19/2033 ~		17	17
5.500% due 08/25/2035 ^		86	82
6.000% due 04/25/2036		597	527
Deutsche ALT-B Securities, Inc.
1.652% (US0001M + 0.100%) due 10/25/2036 ^~		14	11
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	3,182	4,274
First Horizon Alternative Mortgage Securities Trust
3.327% due 06/25/2034 ~		$183	182
6.000% due 02/25/2037		503	409
First Horizon Mortgage Pass-Through Trust
3.276% due 08/25/2035 ~		324	283
3.448% due 02/25/2035 ~		672	676
GreenPoint Mortgage Funding Trust
1.822% (US0001M + 0.270%) due 11/25/2045 ~		181	161
1.992% (US0001M + 0.440%) due 06/25/2045 ~		256	246
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,258
GSR Mortgage Loan Trust
3.472% due 09/25/2035 ~		300	307
3.522% due 07/25/2035 ~		378	381
3.558% due 12/25/2034 ~		467	471
3.857% due 01/25/2035 ~		163	161
HarborView Mortgage Loan Trust
1.775% (US0001M + 0.280%) due 02/19/2036 ~		165	144
1.841% (US0001M + 0.340%) due 06/20/2035 ~		89	88
1.935% (US0001M + 0.440%) due 05/19/2035 ~		79	76
IndyMac Mortgage Loan Trust
1.832% (US0001M + 0.280%) due 07/25/2035 ~		272	238
2.332% (US0001M + 0.780%) due 05/25/2034 ~		31	30
3.419% due 12/25/2034 ~		142	138
3.778% due 11/25/2035 ^~		279	267
JPMorgan Mortgage Trust
3.009% due 07/27/2037 ~		689	704
3.637% due 08/25/2035 ^~		221	216
3.640% due 07/25/2035 ~		398	409
3.663% due 02/25/2035 ~		192	191
3.665% due 09/25/2035 ~		68	63
3.686% due 07/25/2035 ~		167	172
3.748% due 08/25/2035 ~		243	245
JPMorgan Resecuritization Trust
6.000% due 02/27/2037 ~		106	107
Marche Mutui SRL
1.919% (EUR003M + 2.250%) due 01/27/2064 ~	EUR	51	62
MASTR Adjustable Rate Mortgages Trust
3.465% due 11/21/2034 ~		$193	198
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.177% (US0001M + 0.700%) due 11/15/2031 ~		113	114
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.917% (US0001M + 0.440%) due 12/15/2030 ~		123	120
Merrill Lynch Mortgage Investors Trust
1.802% (US0001M + 0.250%) due 11/25/2035 ~		141	134

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.361% (US0001M + 1.000%) due 10/25/2035 ~		$124	$119
3.149% due 12/25/2035 ~		180	167
Morgan Stanley Mortgage Loan Trust
3.230% due 06/25/2036 ~		390	399
Residential Accredit Loans, Inc. Trust
1.852% (US0001M + 0.300%) due 08/25/2035 ~		108	96
Residential Asset Securitization Trust
1.952% (US0001M + 0.400%) due 05/25/2035 ~		883	770
Sequoia Mortgage Trust
1.701% (US0001M + 0.200%) due 07/20/2036 ~		874	839
2.195% (US0001M + 0.700%) due 10/19/2026 ~		34	34
Structured Adjustable Rate Mortgage Loan Trust
2.532% (12MTA + 1.400%) due 01/25/2035 ~		105	99
3.473% due 02/25/2034 ~		137	138
3.494% due 08/25/2035 ~		133	132
3.642% due 12/25/2034 ~		79	79
Structured Asset Mortgage Investments Trust
1.742% (US0001M + 0.190%) due 06/25/2036 ~		86	85
1.745% (US0001M + 0.250%) due 07/19/2035 ~		756	737
1.762% (US0001M + 0.210%) due 04/25/2036 ~		355	326
2.155% (US0001M + 0.660%) due 10/19/2034 ~		76	73
Swan Trust
3.010% (BBSW1M + 1.300%) due 04/25/2041 ~	AUD	127	99
Thrones PLC
1.813% (BP0003M + 1.500%) due 07/20/2044 ~	GBP	40	54
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,733
WaMu Mortgage Pass-Through Certificates Trust
1.793% (12MTA + 0.730%) due 01/25/2047 ~		612	611
1.812% (12MTA + 0.810%) due 12/25/2046 ~		86	85
1.833% (12MTA + 0.770%) due 05/25/2047 ~		379	364
2.063% (12MTA + 1.000%) due 02/25/2046 ~		136	134
2.237% (COF 11 + 1.500%) due 07/25/2046 ~		587	576
2.237% (COF 11 + 1.500%) due 11/25/2046 ~		79	76
2.263% (12MTA + 1.200%) due 11/25/2042 ~		18	17
3.375% due 12/25/2035 ~		148	137
3.470% due 08/25/2035 ~		84	80
Wells Fargo Mortgage-Backed Securities Trust
3.514% due 09/25/2034 ~		42	43

Total Non-Agency Mortgage-Backed Securities (Cost $41,386)			43,959

ASSET-BACKED SECURITIES 8.1%
Adagio CLO Ltd.
0.660% (EUR003M + 0.660%) due 10/15/2029 ~	EUR	500	600
Ares CLO Ltd.
2.648% (US0003M + 1.180%) due 08/28/2025 ~		$1,200	1,202
Argent Mortgage Loan Trust
1.792% (LIBOR01M + 0.240%) due 05/25/2035 ~		947	858
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~		1,280	1,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Atrium CDO Corp.
2.203% (US0003M + 0.830%) due 04/22/2027 ~		$2,000	$2,004
Babson Euro CLO BV
0.491% (EUR003M + 0.820%) due 10/25/2029 ~	EUR	600	721
Benefit Street Partners CLO Ltd.
2.145% (US0003M + 0.780%) due 07/18/2027 ~		$1,100	1,100
Black Diamond CLO Designated Activity Co.
1.000% (US0003M + 1.050%) due 10/03/2029 ~(a)		1,120	1,120
1.000% (EUR003M + 0.650%) due 10/03/2029 ~(a)	EUR	1,660	1,992
Carlyle Global Market Strategies Euro CLO DAC
0.730% (EUR003M + 0.730%) due 09/21/2029 ~		300	360
Catamaran CLO Ltd.
2.363% (US0003M + 0.850%) due 01/27/2028 ~		$4,700	4,701
Cavalry CLO Ltd.
2.209% (US0003M + 0.850%) due 10/15/2026 ~		1,100	1,101
CIFC Funding Ltd.
2.438% (US0003M + 0.780%) due 04/15/2027 ~		4,800	4,800
CIT Mortgage Loan Trust
2.902% (LIBOR01M + 1.350%) due 10/25/2037 ~		788	794
Citigroup Mortgage Loan Trust
1.632% (US0001M + 0.080%) due 01/25/2037 ~		139	100
Citigroup Mortgage Loan Trust, Inc.
1.802% (US0001M + 0.250%) due 06/25/2037 ~		7,000	6,919
College Loan Corp. Trust
1.617% (LIBOR03M + 0.250%) due 01/25/2024 ~		800	793
CoreVest American Finance Trust
2.968% due 10/15/2049		798	797
Countrywide Asset-Backed Certificates
1.802% (US0001M + 0.250%) due 03/25/2037 ~		1,300	1,188
3.990% due 04/25/2036 ~		11	11
Credit Suisse Mortgage Capital Certificates
4.500% due 03/25/2021		2,290	2,314
Credit-Based Asset Servicing and Securitization LLC
1.612% (US0001M + 0.060%) due 11/25/2036 ~		76	50
CVP Cascade CLO Ltd.
2.509% (US0003M + 1.150%) due 01/16/2026 ~		600	601
Equity One Mortgage Pass-Through Trust
2.152% (US0001M + 0.600%) due 04/25/2034 ~		82	74
First Franklin Mortgage Loan Trust
2.022% (US0001M + 0.470%) due 11/25/2036 ~		2,500	2,216
Flagship Ltd.
2.483% (US0003M + 1.120%) due 01/20/2026 ~		4,700	4,722
Flatiron CLO Ltd.
2.533% (US0003M + 1.180%) due 07/17/2026 ~		700	703
Fortress Credit BSL Ltd.
2.507% (US0003M + 1.150%) due 10/19/2025 ~		3,000	3,001
Fremont Home Loan Trust
1.687% (US0001M + 0.135%) due 10/25/2036 ~		1,222	1,103
GSAMP Trust
1.622% (US0001M + 0.070%) due 12/25/2036 ~		92	49
2.287% (US0001M + 0.735%) due 09/25/2035 ^~		106	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.527% (US0001M + 0.975%) due 03/25/2035 ^~		$73	$60
Halcyon Loan Advisors Funding Ltd.
2.283% (US0003M + 0.920%) due 04/20/2027 ~		1,800	1,799
Hildene CLO Ltd.
2.503% (US0003M + 1.150%) due 01/17/2026 ~		4,200	4,222
2.537% (US0003M + 1.180%) due 07/19/2026 ~		3,300	3,311
HSI Asset Securitization Corp. Trust
1.602% (US0001M + 0.050%) due 10/25/2036 ~		6	3
IndyMac Mortgage Loan Trust
1.622% (US0001M + 0.070%) due 07/25/2036 ~		749	358
Jamestown CLO Ltd.
2.049% (US0003M + 0.690%) due 07/15/2026 ~		4,400	4,394
2.573% (US0003M + 1.220%) due 01/17/2027 ~		5,800	5,817
Jubilee CLO BV
0.471% (EUR003M + 0.800%) due 12/15/2029 ~	EUR	2,400	2,879
0.511% (EUR003M + 0.840%) due 07/12/2028 ~		1,100	1,322
KVK CLO Ltd.
2.259% (US0003M + 0.900%) due 01/15/2028 ~		$610	610
Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		1,451	1,026
Lehman XS Trust
1.712% (US0001M + 0.160%) due 05/25/2036 ~		1,776	1,753
5.227% due 06/25/2036		748	736
Marathon CLO Ltd.
2.311% (US0003M + 0.870%) due 11/21/2027 ~		1,530	1,529
MASTR Asset-Backed Securities Trust
2.052% (US0001M + 0.500%) due 10/25/2035 ^~		85	78
Merrill Lynch Mortgage Investors Trust
1.632% (US0001M + 0.080%) due 09/25/2037 ~		25	9
1.672% (US0001M + 0.120%) due 02/25/2037 ~		339	157
Morgan Stanley IXIS Real Estate Capital Trust
1.602% (US0001M + 0.050%) due 11/25/2036 ~		11	6
MP CLO Ltd.
2.370% (US0003M + 0.840%) due 04/18/2027 ~		780	780
Navient Student Loan Trust
2.702% (US0001M + 1.150%) due 03/25/2066 ~		3,800	3,893
NovaStar Mortgage Funding Trust
2.022% (LIBOR01M + 0.705%) due 01/25/2036 ~		2,100	2,083
OCP CLO Ltd.
2.159% (US0003M + 0.800%) due 07/15/2027 ~		2,000	1,998
2.191% (US0003M + 0.820%) due 10/26/2027 ~		1,950	1,952
2.203% (US0003M + 0.850%) due 04/17/2027 ~		1,400	1,402
OHA Credit Partners Ltd.
2.373% (US0003M + 1.010%) due 10/20/2025 ~		5,600	5,616
OneMain Financial Issuance Trust
2.470% due 09/18/2024		178	178
Palmer Square CLO Ltd.
2.573% (US0003M + 1.220%) due 10/17/2027 ~		6,000	6,030
Park Place Securities, Inc.
2.022% (US0001M + 0.470%) due 09/25/2035 ~		3,200	3,208

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.042% (US0001M + 0.490%) due 09/25/2035 ~		$800	$799
2.602% (US0001M + 1.050%) due 10/25/2034 ~		4,000	4,037
RAAC Trust
1.892% (US0001M + 0.340%) due 08/25/2036 ~		700	674
Renaissance Home Equity Loan Trust
2.312% (US0001M + 0.760%) due 12/25/2032 ~		64	61
Residential Asset Mortgage Products Trust
1.772% (LIBOR01M + 0.220%) due 10/25/2034 ~		172	167
Securitized Asset-Backed Receivables LLC Trust
1.612% (US0001M + 0.060%) due 12/25/2036 ^~		326	122
Shackleton CLO Ltd.
2.479% (US0003M + 1.120%) due 01/13/2025 ~		700	702
SLM Private Education Loan Trust
1.850% due 06/17/2030		1,964	1,957
3.727% (US0001M + 2.250%) due 06/16/2042 ~		1,210	1,256
SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	2,257	2,715
0.000% due 06/17/2024 •		583	701
1.407% (US0003M + 0.040%) due 04/25/2019 ~		$3,086	3,078
2.867% (US0003M + 1.500%) due 04/25/2023 ~		5,944	6,088
SoFi Professional Loan Program LLC
2.050% due 01/25/2041		4,480	4,470
Sound Point CLO Ltd.
2.219% (US0003M + 0.860%) due 04/15/2027 ~		3,300	3,303
2.243% (US0003M + 0.880%) due 07/20/2027 ~		1,000	1,000
Soundview Home Loan Trust
1.612% (US0001M + 0.060%) due 11/25/2036 ~		51	23
Structured Asset Investment Loan Trust
1.772% (US0001M + 0.220%) due 12/25/2035 ~		422	421
Structured Asset Securities Corp. Mortgage Loan Trust
2.861% (US0001M + 1.500%) due 04/25/2035 ~		288	282
Symphony CLO LP
2.450% (US0003M + 1.100%) due 01/09/2023 ~		2,316	2,318
Symphony CLO Ltd.
2.533% (US0003M + 1.180%) due 10/17/2026 ~		900	904
THL Credit Wind River CLO Ltd.
2.235% (US0003M + 0.870%) due 10/15/2027 ~		400	400
TICP CLO Ltd.
2.523% (US0003M + 1.160%) due 07/20/2026 ~		8,800	8,833
Tralee CLO Ltd.
2.393% (US0003M + 1.030%) due 10/20/2027 ~		2,600	2,600
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037		520	520
Venture CLO Ltd.
2.179% (US0003M + 0.820%) due 04/16/2027 ~		5,930	5,930
2.239% (US0003M + 0.880%) due 07/15/2027 ~		2,200	2,200
Vibrant CLO Ltd.
2.265% (US0003M + 0.900%) due 07/24/2024 ~		5,361	5,361
VOLT LLC
3.500% due 06/26/2045		1,421	1,425
3.500% due 03/25/2047		521	524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Voya CLO Ltd.
2.236% (US0003M + 0.720%) due 07/25/2026 ~		$4,800	$4,801
Z Capital Credit Partners CLO Ltd.
1.000% (US0003M + 0.950%) due 07/16/2027 ~(a)		3,710	3,710

Total Asset-Backed Securities (Cost $172,880)			175,975

SOVEREIGN ISSUES 9.2%
Argentina Government International Bond
6.875% due 01/26/2027		7,000	7,658
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,819	312
28.750% (ARPP7DRR) due 06/21/2020 ~		57,800	3,299
Australia Government International Bond
3.000% due 09/20/2025 (e)	AUD	5,287	4,833
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	1,000	1,281
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2018 (c)	BRL	218,100	63,700
Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	5,813	6,202
Development Bank of Japan, Inc.
2.125% due 09/01/2022		$1,800	1,764
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (e)	EUR	996	1,267
4.500% due 02/01/2018		300	361
Japan Bank for International Cooperation
2.375% due 07/21/2022		$1,000	987
Japan Government International Bond
0.100% due 03/10/2024 (e)	JPY	206,200	1,926
0.100% due 03/10/2027 (e)		1,923,637	18,199
Mexico Government International Bond
7.750% due 05/29/2031	MXN	55,841	2,844
New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	6,983	5,196
3.000% due 09/20/2030 (e)		15,524	12,834
Republic of Germany
4.000% due 01/04/2018	EUR	2,250	2,700
Sweden Government International Bond
0.875% due 01/31/2018		6,500	7,810
United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	24,946	39,680
0.125% due 03/22/2046 (e)		6,225	13,662
0.125% due 11/22/2056 (e)		236	616
4.250% due 12/07/2027		1,600	2,778

Total Sovereign Issues (Cost $198,083)			199,909

SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 1.0%
Barclays Bank PLC
1.892% due 05/17/2018		$5,800	5,807
1.940% due 09/04/2018		9,400	9,401
2.060% due 03/16/2018		7,100	7,107

			22,315

COMMERCIAL PAPER 1.0%
Bank of Montreal
1.227% due 01/08/2018	CAD	2,200	1,750
1.235% due 01/05/2018		2,900	2,307
1.272% due 01/15/2018		5,800	4,611
1.285% due 01/19/2018		700	556
Bank of Nova Scotia
1.197% due 01/08/2018		600	477
1.279% due 01/25/2018		2,250	1,788
HSBC Bank Canada
1.193% due 01/05/2018		200	159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.245% due 01/08/2018	CAD	1,000	$795
1.253% due 01/05/2018		3,700	2,943
1.301% due 01/15/2018		1,000	795
1.318% due 01/17/2018		1,403	1,115
Royal Bank of Canada
1.238% due 01/08/2018		3,000	2,386
1.260% due 01/11/2018		1,550	1,233

			20,915

REPURCHASE AGREEMENTS (g) 0.1%
			2,414

ARGENTINA TREASURY BILLS 0.3%
21.163% due 03/16/2018 - 11/16/2018 (b)(c)	ARS	28,980	6,761

GREECE TREASURY BILLS 0.8%
1.723% due 02/09/2018 - 03/16/2018 (b)(c)	EUR	15,000	17,955

ITALY TREASURY BILLS 1.2%
(0.671)% due 01/31/2018 (b)(c)		20,750	24,906

JAPAN TREASURY BILLS 2.1%
(0.258)% due 01/10/2018 - 04/05/2018 (b)(c)	JPY	5,249,800	46,600

SPAIN TREASURY BILLS 0.0%
(1.189)% due 01/19/2018 (c)(d)	EUR	300	360

U.K. TREASURY BILLS 1.1%
(0.048)% due 01/29/2018 (b)(c)	GBP	17,920	24,192

U.S. TREASURY BILLS 0.1%
1.086% due 01/04/2018 - 02/15/2018 (b)(c)(h)(l)		$2,467	2,467

Total Short-Term Instruments (Cost $167,171)			168,885

Total Investments in Securities (Cost $3,245,668)			3,255,700

		SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%
PIMCO Short-Term Floating NAV Portfolio III		1,284,909	12,701

Total Short-Term Instruments (Cost $12,699)			12,701

Total Investments in Affiliates (Cost $12,699)			12,701

Total Investments 150.0% (Cost $3,258,367)			$3,268,401

Financial Derivative Instruments (i)(k) (0.4)% (Cost or Premiums, net $(9,556))			(9,506)

Other Assets and Liabilities, net (49.6)%			(1,079,650)

Net Assets 100.0%			$2,179,245

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$2,414	U.S. Treasury Notes 2.750% due 02/15/2024	$(2,463)	$2,414	$2,414

Total Repurchase Agreements						$(2,463)	$2,414	$2,414

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	1.550%	12/07/2017	02/05/2018	$(40,348)	$(40,393)

Total Reverse Repurchase Agreements					$(40,393)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	1.430%	11/09/2017	02/09/2018	$(149,351)	$(149,127)
GSC	1.600	12/07/2017	01/05/2018	(2,008)	(2,008)
	1.600	01/02/2018	01/05/2018	(46,863)	(46,857)
TDM	1.290	10/13/2017	01/12/2018	(253,453)	(253,362)
	1.290	10/16/2017	01/12/2018	(2,154)	(2,153)
	1.290	10/17/2017	01/12/2018	(381,457)	(381,321)
	1.330	11/24/2017	01/29/2018	(67,279)	(67,212)
	1.370	11/08/2017	01/08/2018	(7,616)	(7,614)
	1.440	11/21/2017	02/21/2018	(20,206)	(20,166)
	1.480	11/28/2017	01/09/2018	(5,199)	(5,198)
UBS	1.260	10/06/2017	01/05/2018	(7,335)	(7,334)
	1.270	10/10/2017	01/09/2018	(804)	(803)

Total Sale-Buyback Transactions					$(943,155)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.1)%
Fannie Mae, TBA	3.000%	01/01/2048	$1,000	$(997)	$(1,000)
Fannie Mae, TBA	3.000	02/01/2048	65,800	(65,440)	(65,729)

Total Short Sales (3.1)%				$(66,437)	$(66,729)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(40,393)	$0	$(40,393)	$40,064	$(329)
FICC	2,414	0	0	2,414	(2,463)	(49)

Master Securities Forward Transaction Agreement
BPG	0	0	(149,127)	(149,127)	148,560	(567)
BPS	0	0	0	0	501	501
GSC	0	0	(48,865)	(48,865)	49,616	751
TDM	0	0	(737,026)	(737,026)	738,296	1,270
UBS	0	0	(8,137)	(8,137)	8,082	(55)

Total Borrowings and Other Financing Transactions	$2,414	$(40,393)	$(943,155)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$(40,393)	$0	$(40,393)

Total	$0	$0	$(40,393)	$0	$(40,393)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(773,862)	(169,293)	0	(943,155)

Total	$0	$(773,862)	$(169,293)	$0	$(943,155)

Total Borrowings	$0	$(773,862)	$(209,686)	$0	$(983,548)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(983,548)

(h)	Securities with an aggregate market value of $985,118 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(764,447) at a weighted average interest rate of 1.107%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(570) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar March Futures	$98.250	03/19/2018	1,154	$2,885	$114	$151

Total Purchased Options					$114	$151

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$123.500	01/26/2018	56	$56	$(17)	$(14)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/26/2018	58	58	(21)	(26)
Call - CBOT U.S. Treasury 10-Year Note February Futures	125.000	01/26/2018	56	56	(23)	(8)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$124.500	02/23/2018	59	$59	$(24)	$(27)
Call - CBOT U.S. Treasury 30-Year Bond March Futures	154.000	02/23/2018	40	40	(50)	(51)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	1,154	2,885	(132)	(7)

					$(267)	$(133)

Total Written Options					$(267)	$(133)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2018	25	EUR	4,850	$(37)	$0	$(18)
U.S. Treasury 10-Year Note March Futures	03/2018	890	$	110,402	(546)	181	0

					$(583)	$181	$(18)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond March Futures	02/2018	160	EUR	(19)	$62	$10	$0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond March Futures	02/2018	124		(10)	46	4	0
Euro-OAT France Government 10-Year Bond March Futures	03/2018	185		(34,446)	345	194	(1)
Japan Government 10-Year Bond March Futures	03/2018	33	JPY	(44,160)	26	0	(26)
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond March Futures	02/2018	124	EUR	(137)	(61)	0	(34)
U.S. Treasury 5-Year Note March Futures	03/2018	837	$	(97,229)	468	0	(79)
U.S. Treasury 30-Year Bond March Futures	03/2018	446		(68,238)	87	0	(120)
United Kingdom Long Gilt March Futures	03/2018	294	GBP	(49,682)	(334)	107	(36)

					$639	$315	$(296)

Total Futures Contracts					$56	$496	$(314)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	19,200	$(1,497)	$(128)	$(1,625)	$0	$(29)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	11,800	(207)	(185)	(392)	1	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		31,500	(835)	(204)	(1,039)	7	0

						$(2,539)	$(517)	$(3,056)	$8	$(29)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$7,800	$17	$246	$263	$0	$(3)
Pay	1-Year BRL-CDI	9.650	Maturity	01/02/2025	BRL	42,900	(121)	(89)	(210)	0	(16)
Receive(4)	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	(87)	(51)	0	(31)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		$85,000	510	413	923	0	(5)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		400	(3)	3	0	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		91,500	115	(105)	10	92	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,200	(62)	173	111	0	(4)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		47,900	(504)	142	(362)	0	(88)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		25,060	772	221	993	92	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/15/2018		22,900	107	(159)	(52)	0	(1)
Pay(4)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		17,300	0	255	255	18	0
Pay(4)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		14,000	0	197	197	14	0
Pay(4)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		14,000	0	200	200	14	0
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		19,600	(158)	272	114	20	0
Receive(4)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		42,030	(134)	118	(16)	0	(50)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(4)	3-Month USD-LIBOR	2.400%	Semi-Annual	03/16/2026	$116,900	$(842)	$1,333	$491	$0	$(139)
Receive(4)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026	34,000	(141)	442	301	0	(40)
Receive(4)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026	40,600	(158)	519	361	0	(48)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026	540	(28)	32	4	0	(1)
Receive(4)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026	12,800	(20)	395	375	0	(14)
Receive(4)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026	79,200	1,124	674	1,798	0	(90)
Receive(4)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026	52,700	553	(235)	318	0	(58)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047	11,300	(2,155)	145	(2,010)	37	0
Receive(4)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	7,470	154	(10)	144	0	(27)
Receive(4)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048	2,180	0	(174)	(174)	0	(8)
Receive(4)	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048	3,000	0	(227)	(227)	0	(11)
Receive(4)	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048	3,000	0	(227)	(227)	0	(11)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048	4,800	129	(282)	(153)	0	(17)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	22,080	(855)	288	(567)	54	0
Receive(4)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048	11,200	(299)	(900)	(1,199)	43	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	2,680,000	(49)	62	13	10	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	340,000	(5)	19	14	1	0
Receive(4)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029	4,160,000	(230)	166	(64)	0	(20)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	65,600	(99)	12	(87)	1	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/05/2024	98,500	1	(180)	(179)	33	0
Pay	28-Day MXN-TIIE	8.280	Lunar	11/28/2036	27,300	139	(124)	15	23	0
Pay	28-Day MXN-TIIE	8.310	Lunar	11/28/2036	2,100	11	(9)	2	2	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037	25,640	3	(96)	(93)	21	0
Pay	CPTFEMU	1.360	Maturity	06/15/2027	9,700	(145)	(80)	(225)	0	(13)
Pay	CPTFEMU	1.165	Maturity	12/15/2021	3,100	2	43	45	3	0
Receive	CPTFEMU	1.385	Maturity	12/15/2026	5,270	12	(110)	(98)	0	(8)
Receive	CPTFEMU	1.520	Maturity	11/15/2027	25,300	(23)	(123)	(146)	0	(35)
Pay	CPURNSA	2.069	Maturity	07/15/2022	3,700	0	12	12	4	0
Pay	CPURNSA	1.710	Maturity	04/27/2018	19,300	0	4	4	1	0
Pay	CPURNSA	1.680	Maturity	04/28/2018	126,400	0	74	74	19	0
Receive	CPURNSA	1.935	Maturity	04/27/2019	19,300	0	32	32	0	(34)
Pay	CPURNSA	2.027	Maturity	11/23/2020	10,200	0	24	24	5	0
Pay	CPURNSA	2.021	Maturity	11/25/2020	9,700	0	24	24	5	0
Pay	CPURNSA	1.550	Maturity	07/26/2021	7,200	244	(49)	195	7	0
Pay	CPURNSA	1.603	Maturity	09/12/2021	5,560	167	(37)	130	6	0
Pay	CPURNSA	2.500	Maturity	07/15/2022	30,300	(2,696)	(14)	(2,710)	33	0
Receive	CPURNSA	1.730	Maturity	07/26/2026	7,200	(386)	65	(321)	0	(8)
Receive	CPURNSA	0.000	Maturity	09/12/2026	17,300	(175)	(462)	(637)	0	(19)
Receive	CPURNSA	1.801	Maturity	09/12/2026	5,560	(257)	53	(204)	0	(6)
Receive	CPURNSA	1.805	Maturity	09/12/2026	4,900	(224)	46	(178)	0	(5)
Receive	CPURNSA	1.780	Maturity	09/15/2026	4,600	(223)	43	(180)	0	(5)
Receive	CPURNSA	2.067	Maturity	07/25/2027	7,400	0	(122)	(122)	0	(8)
Receive	CPURNSA	2.180	Maturity	09/20/2027	3,680	0	(30)	(30)	0	(5)
Receive	CPURNSA	2.150	Maturity	09/25/2027	3,600	0	(41)	(41)	0	(5)
Receive	CPURNSA	2.156	Maturity	10/17/2027	8,200	0	(86)	(86)	0	(10)
Receive	UKRPI	3.350	Maturity	05/15/2030	6,870	97	10	107	28	0
Receive	UKRPI	3.400	Maturity	06/15/2030	17,400	192	209	401	80	0
Receive	UKRPI	3.325	Maturity	08/15/2030	27,300	(70)	(39)	(109)	107	0
Receive	UKRPI	3.300	Maturity	12/15/2030	400	(19)	9	(10)	2	0
Receive	UKRPI	3.470	Maturity	09/15/2032	22,940	7	(80)	(73)	92	0
Receive	UKRPI	3.358	Maturity	04/15/2035	2,700	(60)	29	(31)	17	0
Pay	UKRPI	3.585	Maturity	10/15/2046	4,800	(322)	65	(257)	0	(58)
Pay	UKRPI	3.428	Maturity	03/15/2047	1,130	0	85	85	0	(16)

						$(6,071)	$2,977	$(3,094)	$884	$(917)

Total Swap Agreements						$(8,610)	$2,460	$(6,150)	$892	$(946)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$151	$496	$892	$1,539	$(133)	$(314)	$(946)	$(1,393)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(j)	Securities with an aggregate market value of $14,347 and cash of $5,990 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	AUD	19,614		$14,884	$0	$(420)
	01/2018	BRL	35,261		10,659	29	0
	01/2018	EUR	2,390		2,834	0	(35)
	01/2018		$10,830	BRL	35,261	0	(200)
	02/2018		3,400	ARS	63,312	0	(76)
	02/2018		2,131	ZAR	29,406	234	0
	04/2018	JPY	1,684,600		$14,958	0	(64)
BPS	01/2018	BRL	7,780		2,155	0	(191)
	01/2018	EUR	27,704		33,027	0	(227)
	01/2018	JPY	110,000		973	0	(5)
	01/2018		$2,352	BRL	7,780	0	(7)
	01/2018		1,339	GBP	997	7	0
	02/2018	ARS	16,886		$892	6	0
	02/2018	JPY	121,300		1,081	2	0
	03/2018	MXN	88,380		4,226	0	(223)
	03/2018		$4,455	MXN	88,380	0	(6)
	06/2018		127	ARS	2,538	0	(2)
	07/2018	BRL	57,600		$16,434	0	(593)
BRC	01/2018	GBP	13,370		17,922	0	(145)
	03/2018	EUR	5,300		6,278	0	(109)
CBK	01/2018	BRL	32,644		9,839	0	(3)
	01/2018	CAD	3,050		2,388	0	(39)
	01/2018	EUR	6,686		7,918	0	(107)
	01/2018	GBP	1,450		1,939	0	(20)
	01/2018	JPY	400,000		3,543	4	(12)
	01/2018	MXN	30,407		1,604	63	0
	01/2018		$155	ARS	2,838	0	(4)
	01/2018		9,868	BRL	32,644	0	(27)
	01/2018		1,970	GBP	1,457	0	(3)
	02/2018	JPY	444,000		$3,970	22	0
	02/2018		$9,801	BRL	32,644	7	0
DUB	01/2018	BRL	69,900		$19,645	0	(1,428)
	01/2018	CAD	4,000		3,117	0	(66)
	01/2018		$21,131	BRL	69,900	0	(58)
	01/2018		563	MXN	10,545	0	(27)
	07/2018	BRL	85,100		$24,596	99	(659)
FBF	01/2018		$9,475	CAD	12,143	187	0
	03/2018	EUR	1,000		$1,187	0	(18)
GLM	01/2018	BRL	94,239		28,488	78	0
	01/2018	MXN	10,545		515	0	(21)
	01/2018		$509	ARS	8,980	0	(31)
	01/2018		28,283	BRL	94,239	127	0
	01/2018		3,615	CAD	4,654	88	0
	01/2018		5,971	GBP	4,445	31	0
	01/2018		118	MXN	2,274	0	(3)
	02/2018	BRL	94,239		$28,174	0	(141)
	03/2018		$154	MYR	650	6	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	01/2018	CAD	2,250		$1,769	$0	$(22)
	01/2018		$2,392	ARS	42,314	0	(136)
	07/2018	BRL	75,400		$21,524	0	(764)
IND	01/2018	JPY	1,815,000		16,055	0	(62)
JPM	01/2018	BRL	85,800		25,574	34	(326)
	01/2018	CAD	30,207		23,502	0	(533)
	01/2018	GBP	3,466		4,667	0	(14)
	01/2018		$25,734	BRL	85,800	132	0
	01/2018		29,177	CAD	37,082	330	0
	02/2018	ARS	11,452		$604	3	0
	02/2018	CHF	128		130	0	(2)
	02/2018		$16,720	BRL	55,536	2	(35)
MSB	01/2018	CAD	61,538		$47,937	0	(1,029)
	01/2018	JPY	15,750		139	0	0
	01/2018		$2,177	RUB	127,428	29	0
	02/2018		1,912	ARS	35,857	0	(29)
NGF	01/2018	BRL	55,684		$15,911	5	(881)
	01/2018		$16,833	BRL	55,684	0	(46)
	02/2018		5,075		16,884	0	(2)
RBC	01/2018	JPY	455,150		$4,036	0	(7)
RYL	01/2018	EUR	18,400		21,725	0	(388)
SCX	01/2018	JPY	1,835,513		16,513	222	(5)
	01/2018	NZD	24,883		17,132	0	(501)
	03/2018		$4,222	INR	278,544	114	0
SOG	01/2018	EUR	9,150		$10,915	0	(81)
	01/2018	GBP	2,200		2,955	0	(18)
	02/2018	EUR	300		355	0	(5)
	08/2018		$216	ARS	4,478	0	(2)
UAG	01/2018	CAD	1,000		$779	0	(16)
	01/2018	GBP	53,365		71,033	0	(1,033)
	01/2018	JPY	90,000		795	0	(4)
	03/2018	KRW	6,186,515		5,517	0	(284)

Total Forward Foreign Currency Contracts						$1,861	$(11,195)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$3,750	$376	$22
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	3,750	375	379
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018	500	6	3
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	32,200	373	187
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	4,050	405	23
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	4,050	405	409

							$1,940	$1,023

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.263%	3-Month USD-LIBOR	03/29/2018	$105,500	$48	$2
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.170	3-Month USD-LIBOR	04/03/2018	112,400	34	19
	Put - OTC 1-Year Interest Rate Floor(1)	0.174	3-Month USD-LIBOR	06/11/2018	70,700	28	16

						$110	$37

Total Purchased Options						$2,050	$1,060

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	3,900	$(34)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		33,400	(298)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		4,400	(57)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		5,100	(50)	0
GLM	Cap - OTC CPALEMU	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	8,600	(391)	(103)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	34,300	(250)	(3)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		2,900	(20)	0
	Floor - OTC YOY CPURNSA	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		33,100	(374)	(64)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		14,800	(273)	(40)

							$(1,747)	$(210)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.230%	3-Month USD-LIBOR	03/29/2018	$105,500	$(48)	$(3)
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	04/03/2018	112,400	(40)	(21)
	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	06/11/2018	70,700	(28)	(18)

						$(116)	$(42)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048	$101.852	01/04/2018	$34,700	$(77)	$0
	Call - OTC Fannie Mae, TBA 3.500% due 01/01/2048	102.852	01/04/2018	34,700	(65)	(20)
	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2048	102.125	02/06/2018	13,000	(31)	(22)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	103.125	02/06/2018	13,000	(26)	(14)
GSC	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048	101.984	01/04/2018	14,700	(29)	0
	Call - OTC Fannie Mae, TBA 3.500% due 01/01/2048	102.984	01/04/2018	14,700	(24)	(4)

					$(252)	$(60)

Total Written Options					$(2,115)	$(312)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	1.442%	$	400	$(25)	$18	$0	$(7)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093		800	(69)	67	0	(2)
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093		1,100	(95)	92	0	(3)
	Italy Government International Bond	1.000	Quarterly	03/20/2019	0.262		7,700	(133)	205	72	0
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373		4,400	10	(2)	8	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442		2,000	(130)	93	0	(37)

								$(442)	$473	$80	$(49)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$ 4,300	$(224)	$243	$19	$0
GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	1,400	(73)	79	6	0

						$(297)	$322	$25	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.570%	Maturity	11/23/2020	$1,500	$0	$28	$28	$0
MYC	Pay	CPURNSA	2.058	Maturity	05/12/2025	5,100	0	0	0	0
	Receive	CPURNSA	1.788	Maturity	07/18/2026	5,200	0	(205)	0	(205)
	Receive	CPURNSA	1.810	Maturity	07/19/2026	12,000	0	(445)	0	(445)
	Receive	CPURNSA	1.800	Maturity	07/20/2026	7,600	0	(289)	0	(289)
	Receive	CPURNSA	1.805	Maturity	09/20/2026	2,200	0	(82)	0	(82)

							$0	$(993)	$28	$(1,021)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018	$2,500	$1	$(12)	$0	$(11)
GST	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	4,500	5	(75)	0	(70)
	Receive	iBoxx USD Liquid High Yield Index	2	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018	3,750	1	(12)	0	(11)
JPM	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	1,600	2	(25)	0	(23)
	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018	2,500	1	(11)	0	(10)
MYC	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	09/20/2018	1,250	1	(5)	0	(4)

								$11	$(140)	$0	$(129)

Total Swap Agreements								$(728)	$(338)	$133	$(1,199)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$263	$0	$28	$291	$(795)	$0	$(18)	$(813)	$(522)	$584	$62
BPS	15	0	0	15	(1,254)	0	0	(1,254)	(1,239)	963	(276)
BRC	0	0	0	0	(254)	0	0	(254)	(254)	0	(254)
CBK	96	0	0	96	(215)	0	(2)	(217)	(121)	0	(121)
DUB	99	403	91	593	(2,238)	(3)	(3)	(2,244)	(1,651)	1,689	38
FAR	0	0	0	0	0	(56)	0	(56)	(56)	0	(56)
FBF	187	0	0	187	(18)	0	0	(18)	169	0	169
GLM	330	0	0	330	(196)	(103)	0	(299)	31	(270)	(239)
GSC	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GST	0	0	6	6	0	0	(81)	(81)	(75)	0	(75)
HUS	0	0	8	8	(922)	0	(37)	(959)	(951)	960	9
IND	0	0	0	0	(62)	0	0	(62)	(62)	0	(62)
JPM	501	0	0	501	(910)	(107)	(33)	(1,050)	(549)	969	420
MSB	29	0	0	29	(1,058)	0	0	(1,058)	(1,029)	1,008	(21)
MYC	0	225	0	225	0	(39)	(1,025)	(1,064)	(839)	350	(489)
NGF	5	432	0	437	(929)	0	0	(929)	(492)	553	61
RBC	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
RYL	0	0	0	0	(388)	0	0	(388)	(388)	21	(367)
SCX	336	0	0	336	(506)	0	0	(506)	(170)	0	(170)
SOG	0	0	0	0	(106)	0	0	(106)	(106)	0	(106)
UAG	0	0	0	0	(1,337)	0	0	(1,337)	(1,337)	1,049	(288)

Total Over the Counter	$1,861	$1,060	$133	$3,054	$(11,195)	$(312)	$(1,199)	$(12,706)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(l)	Securities with an aggregate market value of $8,646 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$151	$151
Futures	0	0	0	0	496	496
Swap Agreements	0	8	0	0	884	892

	$0	$8	$0	$0	$1,531	$1,539

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,861	$0	$1,861
Purchased Options	0	0	0	0	1,060	1,060
Swap Agreements	0	105	0	0	28	133

	$0	$105	$0	$1,861	$1,088	$3,054

	$0	$113	$0	$1,861	$2,619	$4,593

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$133	$133
Futures	0	0	0	0	314	314
Swap Agreements	0	29	0	0	917	946

	$0	$29	$0	$0	$1,364	$1,393

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,195	$0	$11,195
Written Options	0	0	0	0	312	312
Swap Agreements	0	49	0	0	1,150	1,199

	$0	$49	$0	$11,195	$1,462	$12,706

	$0	$78	$0	$11,195	$2,826	$14,099

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(251)	$(251)
Written Options	0	0	0	0	2,322	2,322
Futures	24	0	0	0	(807)	(783)
Swap Agreements	0	(2,809)	0	0	4,282	1,473

	$24	$(2,809)	$0	$0	$5,546	$2,761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,794)	$0	$(18,794)
Purchased Options	0	0	0	0	(1,899)	(1,899)
Written Options	0	125	0	751	2,823	3,699
Swap Agreements	0	1,096	0	(2)	(7,181)	(6,087)

	$0	$1,221	$0	$(18,045)	$(6,257)	$(23,081)

	$24	$(1,588)	$0	$(18,045)	$(711)	$(20,320)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$38	$38
Written Options	0	0	0	0	101	101
Futures	0	0	0	0	724	724
Swap Agreements	0	(136)	0	0	(4,382)	(4,518)

	$0	$(136)	$0	$0	$(3,519)	$(3,655)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,732	$0	$1,732
Purchased Options	0	0	0	0	(1,803)	(1,803)
Written Options	0	(69)	0	(140)	(403)	(612)
Swap Agreements	0	261	0	0	8,708	8,969

	$0	$192	$0	$1,592	$6,502	$8,286

	$0	$56	$0	$1,592	$2,983	$4,631

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$297	$1,091	$1,388
Corporate Bonds & Notes
Banking & Finance	0	120,195	0	120,195
Industrials	0	39,658	0	39,658
Utilities	0	29,617	0	29,617
Municipal Bonds & Notes
South Carolina	0	1,058	0	1,058
West Virginia	0	639	0	639
U.S. Government Agencies	0	205,354	0	205,354
U.S. Treasury Obligations	0	2,269,063	0	2,269,063
Non-Agency Mortgage-Backed Securities	0	43,959	0	43,959
Asset-Backed Securities	0	175,975	0	175,975
Sovereign Issues	0	199,909	0	199,909
Short-Term Instruments
Certificates of Deposit	0	22,315	0	22,315
Commercial Paper	0	20,915	0	20,915

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Repurchase Agreements	$0	$2,414	$0	$2,414
Argentina Treasury Bills	0	6,761	0	6,761
Greece Treasury Bills	0	17,955	0	17,955
Italy Treasury Bills	0	24,906	0	24,906
Japan Treasury Bills	0	46,600	0	46,600
Spain Treasury Bills	0	360	0	360
U.K. Treasury Bills	0	24,192	0	24,192
U.S. Treasury Bills	0	2,467	0	2,467

	$0	$3,254,609	$1,091	$3,255,700

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,701	$0	$0	$12,701

Total Investments	$12,701	$3,254,609	$1,091	$3,268,401

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	27

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(66,729)	$0	$(66,729)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	647	892	0	1,539
Over the counter	0	3,054	0	3,054

	$647	$3,946	$0	$4,593

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(447)	$(946)	$0	$(1,393)
Over the counter	0	(12,706)	0	(12,706)

	$(447)	$(13,652)	$0	$(14,099)

Total Financial Derivative Instruments	$200	$(9,706)	$0	$(9,506)

Totals	$12,901	$3,178,174	$1,091	$3,192,166

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the Portfolio PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$419,285	$5,432,894	$(5,839,700)	$216	$6	$12,701	$994	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$5,904	$188,753

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,310,194	$4,236,024	$476,269	$315,499

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,030	$49,842	5,845	$72,707
Administrative Class	15,340	189,659	21,229	263,315
Advisor Class	2,666	32,971	2,034	25,114
Issued as reinvestment of distributions
Institutional Class	339	4,186	274	3,409
Administrative Class	2,948	36,462	3,471	43,224
Advisor Class	951	11,759	894	11,133
Cost of shares redeemed
Institutional Class	(2,296)	(28,393)	(7,688)	(95,691)
Administrative Class	(45,203)	(558,082)	(49,654)	(614,870)
Advisor Class	(2,958)	(36,613)	(4,687)	(57,794)
Net increase (decrease) resulting from Portfolio share transactions	(24,183)	$(298,209)	(28,282)	$(349,453)

ANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

As of December 31, 2017, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 45% of the Portfolio. One of the shareholders is a related party and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Real Return Portfolio	$0	$0	$(15,548)	$0	$(139,520)	$0	$(4,845)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Real Return Portfolio	$77,438	$62,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Real Return Portfolio	$3,201,715	$37,605	$(53,376)	$(15,771)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Real Return Portfolio	$43,526	$0	$8,881	$31,661	$0	$26,106

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	MYR	Malaysian Ringgit
AUD	Australian Dollar	INR	Indian Rupee	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
CAD	Canadian Dollar	KRW	South Korean Won	USD (or $)	United States Dollar
CHF	Swiss Franc	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	US0001M	1 Month USD Swap Rate
BBSW1M	1 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0006M	6 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0012M	12 Month USD Swap Rate
CMBX	Commercial Mortgage-Backed Index	LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	DAC	Designated Activity Company	OIS	Overnight Index Swap
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year
CDO	Collateralized Debt Obligation

ANNUAL REPORT	DECEMBER 31, 2017	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gain (000s)†
PIMCO Real Return Portfolio	0.00%	0.00%	$43,526	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	51

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	53

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT16AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders

4	PIMCO VARIABLE INSURANCE TRUST

are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

Corporate Bonds & Notes	55.9%
Asset-Backed Securities	12.5%
U.S. Treasury Obligations	12.1%
Short-Term Instruments‡	9.3%
Non-Agency Mortgage-Backed Securities	3.9%
Other	6.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	2.55%	1.58%	2.13%	2.89%
PIMCO Short-Term Portfolio Administrative Class	2.40%	1.43%	1.98%	2.82%
PIMCO Short-Term Portfolio Advisor Class	2.30%	1.33%	—	1.48%
Citi 3-Month Treasury Bill Index±	0.84%	0.24%	0.34%	1.69%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/1999.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.48% for Institutional Class shares, 0.63% for Administrative Class shares, and 0.73% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to U.S. interest rates, particularly underweight exposure to the front-end of the U.S. yield curve, contributed to relative performance as interest rates rose.

»	Exposure to investment-grade corporate credit contributed to relative performance, as the sector generally posted positive excess returns.

»	Exposure to securitized debt contributed to performance, as these securities generally posted positive total returns.

»	Select holdings of U.S. dollar-denominated emerging market debt contributed to performance over the period, as the sector generally posted positive excess returns.

»	Long positions in the U.S. dollar versus the Australian dollar detracted from performance over the period, as the Australian dollar appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,010.60	$3.18	$1,000.00	$1,021.91	$3.19	0.63%
Administrative Class	1,000.00	1,009.90	3.93	1,000.00	1,021.16	3.95	0.78
Advisor Class	1,000.00	1,009.40	4.43	1,000.00	1,020.66	4.46	0.88

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$10.30	$0.21	$0.05	$0.26	$(0.19)	$0.00	$(0.19)
12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	(0.23)
12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)
12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	(0.10)
12/31/2013	10.29	0.10	(0.03)	0.07	(0.09)	0.00	(0.09)
Administrative Class
12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	(0.18)
12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	(0.21)
12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)
12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	(0.08)
12/31/2013	10.29	0.08	(0.02)	0.06	(0.08)	0.00	(0.08)
Advisor Class
12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	(0.17)
12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	(0.20)
12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)
12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	(0.07)
12/31/2013	10.29	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.37	2.55%	$6,492	0.60%	0.60%	0.45%	0.45%	2.04%	161%
10.30	2.52	6,534	0.48	0.48	0.45	0.45	1.66	862
10.27	1.26	5,872	0.47	0.47	0.45	0.45	1.04	756
10.26	0.86	6,217	0.46	0.46	0.45	0.45	0.76	328
10.27	0.72	7,865	0.46	0.46	0.45	0.45	0.96	134

10.37	2.40	140,075	0.75	0.75	0.60	0.60	1.88	161
10.30	2.37	136,266	0.63	0.63	0.60	0.60	1.50	862
10.27	1.11	139,039	0.62	0.62	0.60	0.60	0.91	756
10.26	0.71	108,802	0.61	0.61	0.60	0.60	0.61	328
10.27	0.57	72,378	0.61	0.61	0.60	0.60	0.79	134

10.37	2.30	153,735	0.85	0.85	0.70	0.70	1.79	161
10.30	2.27	135,645	0.73	0.73	0.70	0.70	1.40	862
10.27	1.01	125,889	0.72	0.72	0.70	0.70	0.80	756
10.26	0.61	111,808	0.71	0.71	0.70	0.70	0.51	328
10.27	0.47	98,373	0.71	0.71	0.70	0.70	0.69	134

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities	$341,943
Investments in Affiliates	7,212
Financial Derivative Instruments
Exchange-traded or centrally cleared	108
Over the counter	115
Cash	23
Deposits with counterparty	1,859
Foreign currency, at value	152
Receivable for investments sold	27,708
Receivable for Portfolio shares sold	3,013
Interest and/or dividends receivable	2,162
Dividends receivable from Affiliates	2
Total Assets	384,297

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$24,628
Payable for sale-buyback transactions	24,944
Payable for short sales	27,920
Financial Derivative Instruments
Exchange-traded or centrally cleared	125
Over the counter	494
Payable for investments purchased	2,670
Payable for investments in Affiliates purchased	2
Payable for Portfolio shares redeemed	3,038
Accrued investment advisory fees	65
Accrued supervisory and administrative fees	52
Accrued distribution fees	33
Accrued servicing fees	18
Other liabilities	6
Total Liabilities	83,995

Net Assets	$300,302

Net Assets Consist of:
Paid in capital	$296,941
Undistributed (overdistributed) net investment income	2,256
Accumulated undistributed net realized gain (loss)	315
Net unrealized appreciation (depreciation)	790

Net Assets	$300,302

Net Assets:
Institutional Class	$6,492
Administrative Class	140,075
Advisor Class	153,735

Shares Issued and Outstanding:
Institutional Class	626
Administrative Class	13,502
Advisor Class	14,819

Net Asset Value Per Share Outstanding:
Institutional Class	$10.37
Administrative Class	10.37
Advisor Class	10.37

Cost of investments in securities	$340,875
Cost of investments in Affiliates	$7,211
Cost of foreign currency held	$155
Proceeds received on short sales	$27,778
Cost or premiums of financial derivative instruments, net	$(371)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$7,497
Dividends from Investments in Affiliates	12
Total Income	7,509

Expenses:
Investment advisory fees	714
Supervisory and administrative fees	571
Servicing fees - Administrative Class	203
Distribution and/or servicing fees - Advisor Class	357
Trustee fees	7
Interest expense	416
Total Expenses	2,268

Net Investment Income (Loss)	5,241

Net Realized Gain (Loss):
Investments in securities	2,289
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	131
Over the counter financial derivative instruments	(1,162)
Short sales	221
Foreign currency	(13)

Net Realized Gain (Loss)	1,464

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	622
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	73
Over the counter financial derivative instruments	(733)
Short sales	(19)
Foreign currency assets and liabilities	3

Net Change in Unrealized Appreciation (Depreciation)	(53)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,652

* Foreign tax withholdings	$6

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$5,241	$3,901
Net realized gain (loss)	1,464	(1,147)
Net change in unrealized appreciation (depreciation)	(53)	3,440

Net Increase (Decrease) in Net Assets Resulting from Operations	6,652	6,194

Distributions to Shareholders:
From net investment income
Institutional Class	(129)	(119)
Administrative Class	(2,307)	(2,160)
Advisor Class	(2,297)	(1,829)
From net realized capital gains
Institutional Class	0	(33)
Administrative Class	0	(645)
Advisor Class	0	(639)

Total Distributions(a)	(4,733)	(5,425)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	19,938	6,876

Total Increase (Decrease) in Net Assets	21,857	7,645

Net Assets:
Beginning of year	278,445	270,800
End of year*	$300,302	$278,445

* Including undistributed (overdistributed) net investment income of:	$2,256	$2,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,652

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(505,213)
Proceeds from sales of long-term securities	461,163
(Purchases) Proceeds from sales of short-term portfolio investments, net	(16,133)
(Increase) decrease in deposits with counterparty	(49)
(Increase) decrease in receivable for investments sold	(27,675)
(Increase) decrease in interest and/or dividends receivable	(442)
(Increase) decrease in dividends receivable from Affiliates	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	248
Proceeds from (Payments on) over the counter financial derivative instruments	(1,163)
Increase (decrease) in payable for investments purchased	272
Increase (decrease) in deposits from counterparty	(270)
Increase (decrease) in accrued investment advisory fees	3
Increase (decrease) in accrued supervisory and administrative fees	2
Increase (decrease) in accrued distribution fees	3
Proceeds from (Payments on) short sales transactions, net	28,122
Proceeds from (Payments on) foreign currency transactions	(10)
Net Realized (Gain) Loss
Investments in securities	(2,289)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(131)
Over the counter financial derivative instruments	1,162
Short sales	(221)
Foreign currency	13
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(622)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(73)
Over the counter financial derivative instruments	733
Short sales	19
Foreign currency assets and liabilities	(3)
Net amortization (accretion) on investments	1,332

Net Cash Provided by (Used for) Operating Activities	(54,570)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	105,565
Payments on shares redeemed	(91,274)
Cash distributions paid*	(7)
Proceeds from reverse repurchase agreements	1,521,025
Payments on reverse repurchase agreements	(1,505,788)
Proceeds from sale-buyback transactions	2,516,189
Payments on sale-buyback transactions	(2,491,245)

Net Cash Received from (Used for) Financing Activities	54,465

Net Increase (Decrease) in Cash and Foreign Currency	(105)

Cash and Foreign Currency:
Beginning of year	280
End of year	$175

* Reinvestment of distributions	$4,726

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$286

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Short-Term Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%
AWAS Aviation Capital Ltd.
TBD% due 05/31/2019 «		$800	$800
Cheniere Energy Partners LP
3.819% (LIBOR03M + 2.250%) due 02/25/2020 ~		300	300
Energy Future Intermediate Holding Co. LLC
4.501% (LIBOR03M + 3.000%) due 06/30/2018 ~		2,600	2,609
Las Vegas Sands LLC
3.569% (LIBOR03M + 2.000%) due 03/29/2024 ~		392	395

Total Loan Participations and Assignments (Cost $4,089)			4,104

CORPORATE BONDS & NOTES 64.9%

BANKING & FINANCE 32.7%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		400	406
4.625% due 10/30/2020		200	210
AIG Global Funding
2.175% (US0003M + 0.480%) due 07/02/2020 ~		500	502
Air Lease Corp.
2.125% due 01/15/2020		300	298
2.750% due 01/15/2023		700	690
3.375% due 01/15/2019		600	606
Ally Financial, Inc.
3.250% due 02/13/2018		700	701
3.500% due 01/27/2019		300	302
4.125% due 03/30/2020		800	818
8.000% due 12/31/2018		400	420
Aozora Bank Ltd.
2.750% due 03/09/2020		700	698
Athene Global Funding
2.875% due 10/23/2018		200	201
2.924% (US0003M + 1.230%) due 07/01/2022 ~(g)		2,800	2,844
AvalonBay Communities, Inc.
1.846% (US0003M + 0.430%) due 01/15/2021 ~		300	300
Aviation Capital Group LLC
2.875% due 09/17/2018 (g)		1,900	1,907
4.625% due 01/31/2018		700	701
Bank of America Corp.
8.000% due 01/30/2018 •(d)		3,300	3,315
Banques Populaires Covered Bonds S.A.
3.875% due 01/31/2018	EUR	4,700	5,658
Barclays Bank PLC
7.750% due 04/10/2023 •(e)		$500	509
Barclays PLC
2.000% due 03/16/2018		300	300
8.250% due 12/15/2018 •(d)(e)		525	551
Bestgain Real Estate Ltd.
2.625% due 03/13/2018		500	500
BOC Aviation Ltd.
2.375% due 09/15/2021		500	488
2.750% due 09/18/2022		900	882
3.000% due 03/30/2020		200	201
CIT Group, Inc.
3.875% due 02/19/2019		200	202
5.500% due 02/15/2019		735	757
Citigroup, Inc.
3.073% (US0003M + 1.380%) due 03/30/2021 ~		1,600	1,639
CNP Assurances
7.500% due 10/18/2018 •(d)		500	520
Credit Agricole S.A.
8.125% due 09/19/2033 •(e)		500	520
Credit Suisse Group Funding Guernsey Ltd.
3.644% (US0003M + 2.290%) due 04/16/2021 ~		2,000	2,102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Danske Bank A/S
0.000% (CIBO06M) due 01/01/2018 ~	DKK	1,900	$306
Dexia Credit Local S.A.
2.250% due 02/18/2020		$1,000	998
Eksportfinans ASA
2.210% (US0003M + 0.800%) due 11/10/2020 «~		1,000	987
Emirates NBD PJSC
2.921% (US0003M + 1.550%) due 01/26/2020 ~		300	303
European Investment Bank
1.375% due 01/15/2018	GBP	2,600	3,512
Ford Motor Credit Co. LLC
5.000% due 05/15/2018		$3,700	3,738
General Motors Financial Co., Inc.
2.400% due 04/10/2018		1,000	1,001
2.710% (US0003M + 1.360%) due 04/10/2018 ~		800	802
2.919% (US0003M + 1.560%) due 01/15/2020 ~		1,169	1,193
Goldman Sachs Group, Inc.
2.160% (US0003M + 0.780%) due 10/31/2022 ~		800	801
2.727% (US0003M + 1.360%) due 04/23/2021 ~		1,300	1,333
HBOS PLC
6.750% due 05/21/2018		200	203
ICICI Bank Ltd.
3.125% due 08/12/2020		300	301
4.700% due 02/21/2018		900	903
4.800% due 05/22/2019		1,300	1,337
Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019		250	254
ING Bank NV
4.125% due 11/21/2023 •		700	708
International Lease Finance Corp.
3.875% due 04/15/2018		400	402
5.875% due 04/01/2019		600	625
8.250% due 12/15/2020		1,100	1,266
Jackson National Life Global Funding
2.405% (US0003M + 0.730%) due 06/27/2022 ~		500	506
JPMorgan Chase & Co.
7.900% due 04/30/2018 •(d)		2,200	2,230
KBC Bank NV
8.000% due 01/25/2023 •(e)		600	604
LeasePlan Corp. NV
2.500% due 05/16/2018		1,340	1,340
2.875% due 01/22/2019		1,300	1,301
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	500	631
Lloyds Banking Group PLC
2.907% due 11/07/2023 •		$500	496
3.000% due 10/11/2018 (f)		800	799
3.000% due 02/04/2019 (f)		700	697
7.000% due 06/27/2019 •(d)(e)	GBP	250	357
Macquarie Group Ltd.
2.488% (US0003M + 1.020%) due 11/28/2023 ~		$1,300	1,306
3.000% due 12/03/2018		200	202
7.625% due 08/13/2019 (g)		1,700	1,834
Mitsubishi UFJ Financial Group, Inc.
2.157% (US0003M + 0.790%) due 07/25/2022 ~		2,700	2,712
2.623% (US0003M + 1.060%) due 09/13/2021 ~		375	381
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.138% (US0003M + 0.775%) due 07/23/2019 ~		900	905
Mizuho Financial Group, Inc.
2.416% (US0003M + 0.880%) due 09/11/2022 ~		1,500	1,511
2.837% (US0003M + 1.480%) due 04/12/2021 ~		1,400	1,435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nasdaq, Inc.
2.048% (US0003M + 0.390%) due 03/22/2019 ~		$1,500	$1,501
Nationwide Building Society
4.125% due 03/20/2023 •	EUR	300	363
Navient Corp.
4.875% due 06/17/2019		$500	510
5.500% due 01/15/2019		1,200	1,224
6.625% due 07/26/2021		200	211
8.000% due 03/25/2020		800	867
Nordea Kredit Realkreditaktieselskab
5.000% due 01/01/2018	DKK	1,000	161
NTT Finance Corp.
2.223% (US0003M + 0.530%) due 06/29/2020 ~		$400	402
Nykredit Realkredit A/S
4.000% due 01/01/2018	DKK	500	81
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$1,010	1,060
ORIX Corp.
2.900% due 07/18/2022		400	399
Piper Jaffray Cos.
5.060% due 10/09/2018		400	406
Qatari Diar Finance Co.
5.000% due 07/21/2020		1,300	1,365
QNB Finance Ltd.
2.125% due 02/14/2018		1,000	1,000
2.836% (US0003M + 1.400%) due 05/20/2018 ~		300	300
RCI Banque S.A.
3.500% due 04/03/2018		540	542
Royal Bank of Scotland Group PLC
2.886% (US0003M + 1.470%) due 05/15/2023 ~		2,900	2,934
Santander Holdings USA, Inc.
2.700% due 05/24/2019		1,000	1,002
Santander UK Group Holdings PLC
2.875% due 10/16/2020		250	251
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		500	492
3.000% due 07/15/2022		2,000	1,982
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 •(d)		500	520
Societe Generale S.A.
8.250% due 11/29/2018 •(d)(e)		600	629
SoQ Sukuk A QSC
2.099% due 01/18/2018		700	700
Springleaf Finance Corp.
5.250% due 12/15/2019		100	103
Standard Chartered PLC
1.700% due 04/17/2018		250	250
State Bank of India
2.297% (US0003M + 0.950%) due 04/06/2020 ~		1,400	1,404
3.250% due 04/18/2018		200	201
3.622% due 04/17/2019		200	202
Sumitomo Mitsui Trust Bank Ltd.
2.018% (US0003M + 0.510%) due 03/06/2019 ~		2,500	2,505
Synchrony Financial
2.615% (US0003M + 1.230%) due 02/03/2020 ~		500	507
UBS Group Funding Switzerland AG
3.115% (US0003M + 1.440%) due 09/24/2020 ~		750	767
3.139% (US0003M + 1.780%) due 04/14/2021 ~(g)		1,550	1,609
Unibail-Rodamco SE
2.129% (US0003M + 0.770%) due 04/16/2019 ~		1,500	1,509
Welltower, Inc.
2.250% due 03/15/2018		300	300

			98,227

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 25.6%
Alimentation Couche-Tard, Inc.
2.074% (US0003M + 0.500%) due 12/13/2019 ~	$300	$300
Allergan Funding SCS
2.629% (US0003M + 1.080%) due 03/12/2018 ~	2,700	2,704
Arrow Electronics, Inc.
3.500% due 04/01/2022	200	203
Asciano Finance Ltd.
5.000% due 04/07/2018	500	503
Baidu, Inc.
3.250% due 08/06/2018	200	201
BAT Capital Corp.
2.003% (US0003M + 0.590%) due 08/14/2020 ~	300	302
2.296% (US0003M + 0.880%) due 08/15/2022 ~	1,700	1,721
Baxalta, Inc.
2.000% due 06/22/2018	300	300
Cardinal Health, Inc.
2.358% (US0003M + 0.770%) due 06/15/2022 ~	1,400	1,404
Central Nippon Expressway Co. Ltd.
1.931% (US0003M + 0.540%) due 08/04/2020 ~	1,000	1,001
2.170% due 08/05/2019	600	597
2.297% (US0003M + 0.810%) due 03/03/2022 ~	1,500	1,511
2.369% due 09/10/2018	250	250
2.381% due 09/17/2020	800	796
2.389% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,018
CNPC General Capital Ltd.
2.750% due 05/14/2019	500	501
Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	154	161
D.R. Horton, Inc.
3.750% due 03/01/2019	400	405
DAE Funding LLC
4.000% due 08/01/2020	300	304
Daimler Finance North America LLC
1.998% (US0003M + 0.620%) due 10/30/2019 ~(g)	4,000	4,020
Dell International LLC
4.420% due 06/15/2021	200	209
Delta Air Lines, Inc.
2.875% due 03/13/2020	400	403
3.625% due 03/15/2022	250	254
Discovery Communications LLC
2.335% (US0003M + 0.710%) due 09/20/2019 ~	300	302
DISH DBS Corp.
4.250% due 04/01/2018	1,500	1,509
DXC Technology Co.
2.431% (US0003M + 0.950%) due 03/01/2021 ~	400	401
Ecopetrol S.A.
4.250% due 09/18/2018	500	506
EMC Corp.
1.875% due 06/01/2018	3,300	3,285
2.650% due 06/01/2020	700	691
Enbridge, Inc.
1.750% (US0003M + 0.400%) due 01/10/2020 ~	1,700	1,703
Energy Transfer LP
2.500% due 06/15/2018	250	250
9.000% due 04/15/2019	400	432
GATX Corp.
2.111% (US0003M + 0.720%) due 11/05/2021 ~	1,000	1,008
General Electric Co.
5.000% due 01/21/2021 •(d)	2,200	2,270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Georgia-Pacific LLC
2.539% due 11/15/2019		$600	$602
Goldcorp, Inc.
2.125% due 03/15/2018		200	200
Harris Corp.
1.871% (US0003M + 0.480%) due 04/30/2020 ~		1,000	1,000
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018		2,100	2,111
3.273% (US0003M + 1.930%) due 10/05/2018 ~		750	760
Imperial Brands Finance PLC
2.050% due 02/11/2018		750	750
2.050% due 07/20/2018		1,200	1,199
2.950% due 07/21/2020		950	960
Incitec Pivot Finance LLC
6.000% due 12/10/2019		1,000	1,060
Kinder Morgan, Inc.
2.639% (US0003M + 1.280%) due 01/15/2023 ~		300	305
3.050% due 12/01/2019		850	858
7.250% due 06/01/2018		900	919
KLA-Tencor Corp.
3.375% due 11/01/2019		150	153
Masco Corp.
3.500% due 04/01/2021		200	204
MGM Resorts International
6.750% due 10/01/2020		400	433
8.625% due 02/01/2019		300	319
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019		500	501
Mylan, Inc.
2.600% due 06/24/2018		2,800	2,805
Nabors Industries, Inc.
6.150% due 02/15/2018		210	211
Nissan Motor Acceptance Corp.
2.249% (US0003M + 0.890%) due 01/13/2022 ~		1,800	1,823
2.376% (US0003M + 0.690%) due 09/28/2022 ~		1,100	1,106
NXP BV
5.750% due 03/15/2023		500	517
ONEOK Partners LP
3.200% due 09/15/2018		1,000	1,006
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018		500	503
Origin Energy Finance Ltd.
3.500% due 10/09/2018		200	201
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		200	193
Petrofac Ltd.
3.400% due 10/10/2018 (g)		100	99
Petroleos Mexicanos
9.250% due 03/30/2018		1,600	1,632
Petronas Capital Ltd.
5.250% due 08/12/2019		600	626
QUALCOMM, Inc.
2.108% (US0003M + 0.730%) due 01/30/2023 ~		400	400
QVC, Inc.
3.125% due 04/01/2019		200	201
Reckitt Benckiser Treasury Services PLC
2.235% (US0003M + 0.560%) due 06/24/2022 ~		1,300	1,300
Reynolds American, Inc.
2.300% due 06/12/2018		750	751
4.000% due 06/12/2022		100	105
S&P Global, Inc.
2.500% due 08/15/2018		300	301
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		200	215
6.250% due 03/15/2022		100	111
SFR Group S.A.
5.375% due 05/15/2022	EUR	100	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	$700	$694
SK Broadband Co. Ltd.
2.875% due 10/29/2018	800	802
SK Telecom Co. Ltd.
2.125% due 05/01/2018	1,000	999
Southern Co.
2.395% (US0003M + 0.700%) due 09/30/2020 ~	600	604
2.950% due 07/01/2023	200	200
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018	3,600	3,613
5.462% due 02/16/2021	300	325
Tencent Holdings Ltd.
3.375% due 05/02/2019	500	506
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018	1,700	1,689
1.700% due 07/19/2019	1,300	1,263
Textron, Inc.
1.960% (US0003M + 0.550%) due 11/10/2020 ~	400	400
Time Warner Cable LLC
6.750% due 07/01/2018	1,400	1,431
8.750% due 02/14/2019	1,500	1,600
Tyson Foods, Inc.
1.891% (US0003M + 0.450%) due 08/21/2020 ~	800	802
Viacom, Inc.
5.625% due 09/15/2019	500	523
VMware, Inc.
2.300% due 08/21/2020	700	696
2.950% due 08/21/2022	200	200
VW Credit, Inc.
2.250% due 03/23/2018	200	200
Willamette Industries, Inc.
7.000% due 02/01/2018	300	301
Woodside Finance Ltd.
4.600% due 05/10/2021	900	943
Wyndham Worldwide Corp.
2.500% due 03/01/2018	1,039	1,039
ZF North America Capital, Inc.
4.000% due 04/29/2020	150	156

		76,975

UTILITIES 6.6%
AT&T, Inc.
2.303% (US0003M + 0.890%) due 02/14/2023 ~	1,100	1,109
2.309% (US0003M + 0.950%) due 07/15/2021 ~	1,700	1,724
BP Capital Markets PLC
2.470% (US0003M + 0.870%) due 09/16/2021 ~(g)	2,000	2,038
China Shenhua Overseas Capital Co. Ltd.
2.500% due 01/20/2018	1,500	1,500
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	300	302
Dominion Energy, Inc.
2.125% due 02/15/2018	2,700	2,701
E.ON International Finance BV
5.800% due 04/30/2018	1,400	1,417
Israel Electric Corp. Ltd.
7.700% due 07/15/2018	640	665
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,050	1,052
Petrobras Global Finance BV
8.375% due 12/10/2018	500	526
Plains All American Pipeline LP
2.600% due 12/15/2019	500	497
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~	500	501

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	$2,000	$1,987
Southern Power Co.
2.175% (US0003M + 0.550%) due 12/20/2020 ~	500	501
State Grid Overseas Investment Ltd.
1.750% due 05/22/2018	300	299
TECO Finance, Inc.
1.950% (US0003M + 0.600%) due 04/10/2018 ~	150	150
Telecom Italia Capital S.A.
6.999% due 06/04/2018	1,700	1,736
Verizon Communications, Inc.
2.600% (US0003M + 1.000%) due 03/16/2022 ~	1,100	1,122

		19,827

Total Corporate Bonds & Notes (Cost $194,163)		195,029

MUNICIPAL BONDS & NOTES 1.2%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
2.362% (US0003M + 0.900%) due 11/25/2043 ~	88	89

CALIFORNIA 0.7%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	672	673
California State General Obligation Bonds, Series 2017
2.141% (US0001M + 0.780%) due 04/01/2047 ~	1,300	1,312

		1,985

DISTRICT OF COLUMBIA 0.1%
Georgetown University, District of Columbia Revenue Bonds, (NPFGC Insured), Series 2001
2.456% due 04/01/2029	500	474

UTAH 0.3%
Utah State Board of Regents Revenue Bonds, Series 2011
2.227% due 05/01/2029	812	811

WASHINGTON 0.1%
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.760% (MUNIPSA + 1.050%) due 01/01/2042 ~	300	301

Total Municipal Bonds & Notes (Cost $3,640)		3,660

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
1.388% (LIBOR01M + 0.060%) due 12/25/2036 ~	7	7
1.672% (LIBOR01M + 0.120%) due 03/25/2034 ~	5	5
1.702% (LIBOR01M + 0.150%) due 08/25/2034 ~	1	1
1.752% (LIBOR01M + 0.200%) due 02/25/2037 ~	51	51
1.902% (LIBOR01M + 0.350%) due 05/25/2042 ~	5	5
2.102% (LIBOR01M + 0.550%) due 09/25/2041 ~	98	99
2.132% (LIBOR01M + 0.580%) due 06/25/2041 ~	87	88

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.202% (12MTA + 1.200%) due 03/01/2044 - 07/01/2044 ~	$18	$18
2.232% (LIBOR01M + 0.680%) due 12/25/2037 ~	44	45
3.505% (US0012M + 1.755%) due 10/01/2031 ~	1	1
Freddie Mac
1.369% (LIBOR01M + 0.040%) due 12/25/2036 ~	10	10
1.927% (LIBOR01M + 0.450%) due 09/15/2041 ~	32	32
2.177% (LIBOR01M + 0.700%) due 02/15/2038 ~	43	44
2.202% (12MTA + 1.200%) due 10/25/2044 - 02/25/2045 ~	139	141
2.402% (12MTA + 1.400%) due 07/25/2044 ~	26	26
Ginnie Mae
1.793% (US0001M + 0.550%) due 04/20/2062 ~	253	253
1.843% (US0001M + 0.600%) due 10/20/2065 ~	556	558
1.943% (US0001M + 0.700%) due 02/20/2062 ~	209	211
2.043% (US0001M + 0.800%) due 01/20/2066 ~	429	434
2.083% (US0001M + 0.850%) due 11/20/2066 ~	592	600
2.243% (US0001M + 1.000%) due 01/20/2066 - 03/20/2066 ~	1,351	1,378
2.375% (H15T1Y + 1.500%) due 02/20/2032 ~	5	5
NCUA Guaranteed Notes
1.757% (LIBOR01M + 0.350%) due 12/07/2020 ~	52	52

Total U.S. Government Agencies (Cost $4,018)		4,064

U.S. TREASURY OBLIGATIONS 14.0%
U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2027 (i)	5,647	5,623
U.S. Treasury Notes
1.625% due 10/15/2020 (g)	25,100	24,878
1.875% due 09/30/2022	200	197
2.000% due 10/31/2022 (g)	5,200	5,155
2.375% due 05/15/2027 (g)	6,300	6,281

Total U.S. Treasury Obligations (Cost $42,317)		42,134

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%
Bancorp Commercial Mortgage Trust
2.907% (LIBOR01M + 1.430%) due 11/15/2033 ~	530	531
Bear Stearns Adjustable Rate Mortgage Trust
3.766% due 01/25/2034 ~	3	3
Bear Stearns ALT-A Trust
3.548% due 09/25/2035 ~	16	14
BX Trust
2.397% (LIBOR01M + 0.920%) due 07/15/2034 ~	300	301
CGMS Commercial Mortgage Trust
2.051% (LIBOR01M + 0.800%) due 07/15/2030 ~	500	501
Citigroup Commercial Mortgage Trust
2.327% (LIBOR01M + 0.850%) due 07/15/2032 ~	500	499
Citigroup Mortgage Loan Trust, Inc.
3.410% (H15T1Y + 2.100%) due 09/25/2035 ~	5	5
Cold Storage Trust
2.477% (LIBOR01M + 1.000%) due 04/15/2036 ~	800	803
Countrywide Commercial Mortgage Trust
6.290% due 11/12/2043 ~	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Reperforming REMIC Trust
1.892% (US0001M + 0.340%) due 06/25/2035 ~	$9	$8
Credit Suisse First Boston Mortgage Securities Corp.
1.831% due 03/25/2032 ~	2	2
3.126% due 06/25/2033 ~	9	9
Credit Suisse Mortgage Capital Certificates
2.227% (LIBOR01M + 0.750%) due 07/15/2032 ~	1,000	1,000
Great Wolf Trust
2.477% (LIBOR01M + 0.850%) due 09/15/2034 ~	400	402
GreenPoint Mortgage Funding Trust
1.992% (US0001M + 0.440%) due 06/25/2045 ~	22	21
GS Mortgage Securities Corp. Trust
2.177% (LIBOR01M + 0.700%) due 07/15/2032 ~	400	401
GS Mortgage Securities Trust
3.648% due 01/10/2047	500	518
GSR Mortgage Loan Trust
3.472% due 09/25/2035 ~	9	10
HarborView Mortgage Loan Trust
1.935% (US0001M + 0.440%) due 05/19/2035 ~	30	29
Impac CMB Trust
2.192% (US0001M + 0.640%) due 03/25/2035 ~	219	214
JPMorgan Chase Commercial Mortgage Securities Trust
2.307% (LIBOR01M + 0.830%) due 07/15/2034 ~	1,000	1,002
Ladder Capital Commercial Mortgage Mortgage Trust
2.357% (LIBOR01M + 0.880%) due 09/15/2034 «~	1,400	1,401
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.917% (US0001M + 0.440%) due 12/15/2030 ~	3	3
Merrill Lynch Mortgage Investors Trust
2.361% (US0001M + 1.000%) due 10/25/2035 ~	6	6
Morgan Stanley Capital, Inc.
2.100% (LIBOR01M + 0.850%) due 11/15/2034 ~	800	801
MortgageIT Trust
2.192% (US0001M + 0.640%) due 02/25/2035 ~	268	268
Motel 6 Trust
2.397% (LIBOR01M + 0.920%) due 08/15/2034 ~	1,489	1,495
Nomura Resecuritization Trust
2.399% (US0001M + 0.386%) due 12/26/2036 ~	290	286
PFP Ltd.
2.357% (LIBOR01M + 0.880%) due 07/14/2035 «~	296	296
RBSSP Resecuritization Trust
1.828% (US0001M + 0.500%) due 10/26/2036 ~	34	34
3.603% due 10/25/2035 ~	661	670
RFTI Issuer Ltd.
3.227% (LIBOR01M + 1.750%) due 08/15/2030 ~	205	205
Structured Asset Mortgage Investments Trust
1.745% (US0001M + 0.250%) due 07/19/2035 ~	5	5
2.012% (US0001M + 0.460%) due 05/25/2045 ~	35	33
2.155% (US0001M + 0.660%) due 09/19/2032 ~	2	2
WaMu Mortgage Pass-Through Certificates Trust
2.063% (12MTA + 1.000%) due 02/25/2046 ~	17	17
2.063% (12MTA + 1.000%) due 08/25/2046 ~	22	20

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.263% (12MTA + 1.200%) due 11/25/2042 ~	$8	$8
2.463% (12MTA + 1.400%) due 06/25/2042 ~	1	1
Wells Fargo Commercial Mortgage Trust
2.310% (LIBOR01M + 0.850%) due 12/13/2031 ~	500	502
Wells Fargo-RBS Commercial Mortgage Trust
2.677% (LIBOR01M + 1.200%) due 06/15/2045 ~	1,200	1,225

Total Non-Agency Mortgage-Backed Securities (Cost $13,525)		13,558

ASSET-BACKED SECURITIES 14.6%
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~	1,341	1,348
Avant Loans Funding Trust
2.410% due 03/15/2021	106	107
Bayview Opportunity Master Fund Trust
3.105% due 07/28/2032	558	557
3.105% due 08/28/2032	391	392
3.352% due 11/28/2032	299	299
Bear Stearns Asset-Backed Securities Trust
2.212% (US0001M + 0.660%) due 10/25/2032 ~	1	1
BlueMountain CLO Ltd.
2.268% (US0003M + 0.890%) due 10/29/2025 ~	300	300
Carlyle Global Market Strategies CLO Ltd.
2.524% (US0003M + 1.150%) due 07/27/2026 ~	1,400	1,407
Colony American Finance Ltd.
2.544% due 06/15/2048	200	199
Colony Starwood Homes Trust
2.960% (LIBOR01M + 1.500%) due 07/17/2033 ~	691	695
Commonbond Student Loan Trust
2.550% due 05/25/2041	355	353
Countrywide Asset-Backed Certificates
2.032% (LIBOR01M + 0.480%) due 12/25/2031 ^~	1	1
2.292% (US0001M + 0.740%) due 05/25/2032 ~	1	1
Credit Suisse First Boston Mortgage Securities Corp.
2.292% (US0001M + 0.740%) due 08/25/2032 ~	2	2
Credit Suisse Mortgage Capital Certificates
4.500% due 03/25/2021	501	506
Drug Royalty LP
4.154% (US0003M + 2.850%) due 07/15/2023 ~	116	117
Eagle Ltd.
2.570% due 12/15/2039	63	62
Edsouth Indenture LLC
2.282% (US0001M + 0.730%) due 04/25/2039 ~	102	102
EFS Volunteer LLC
2.217% (US0003M + 0.850%) due 10/25/2035 ~	446	446
Emerson Park CLO Ltd.
2.339% (US0003M + 0.980%) due 07/15/2025 ~	875	875
Evergreen Credit Card Trust
2.197% (LIBOR01M + 0.720%) due 04/15/2020 ~	1,000	1,002
Figueroa CLO Ltd.
2.875% (US0003M + 1.250%) due 06/20/2027 ~	1,400	1,409
Gallatin CLO Ltd.
2.407% (US0003M + 1.050%) due 07/15/2027 ~	1,300	1,300
Invitation Homes Trust
2.760% (LIBOR01M + 1.300%) due 08/17/2032 ~	475	478

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lockwood Grove CLO Ltd.
2.837% (US0003M + 1.470%) due 04/25/2025 ~		$2,200	$2,217
Malin CLO BV
0.000% due 05/07/2023 •	EUR	99	118
MASTR Asset-Backed Securities Trust
1.602% (US0001M + 0.050%) due 11/25/2036 ~		$2	1
Navient Private Education Loan Trust
2.650% due 12/15/2028		177	178
Navient Student Loan Trust
2.702% (US0001M + 1.150%) due 03/25/2066 ~		2,121	2,173
2.802% (US0001M + 1.250%) due 06/25/2065 ~		586	599
Northstar Education Finance, Inc.
2.252% (US0001M + 0.700%) due 12/26/2031 ~		70	70
NovaStar Mortgage Funding Trust
1.992% (LIBOR01M + 0.440%) due 01/25/2036 ~		400	398
Oaktree CLO Ltd.
2.583% (US0003M + 1.220%) due 10/20/2026 ~		2,000	2,008
OneMain Financial Issuance Trust
2.370% due 09/14/2032		500	496
2.570% due 07/18/2025		445	446
Palmer Square CLO Ltd.
2.573% (US0003M + 1.220%) due 10/17/2027 ~		1,000	1,005
Progress Residential Trust
2.860% (LIBOR01M + 1.400%) due 01/17/2034 ~		600	606
2.960% (LIBOR01M + 1.500%) due 09/17/2033 ~		1,487	1,505
Renaissance Home Equity Loan Trust
1.912% (US0001M + 0.360%) due 11/25/2034 ~		5	4
2.052% (US0001M + 0.500%) due 12/25/2033 ~		19	19
2.208% (US0001M + 0.880%) due 08/25/2033 ~		4	4
Residential Asset Mortgage Products Trust
2.232% (US0001M + 0.680%) due 05/25/2035 ~		300	298
SBA Tower Trust
2.898% due 10/15/2044		300	301
SLC Student Loan Trust
1.476% (US0003M + 0.060%) due 05/15/2029 ~		1,033	1,023
1.698% (US0003M + 0.110%) due 03/15/2027 ~		325	323
SLM Student Loan Trust
1.477% (US0003M + 0.110%) due 01/25/2027 ~		1,062	1,061
2.058% (LIBOR03M + 0.550%) due 12/15/2027 ~		735	735
2.867% (US0003M + 1.500%) due 04/25/2023 ~		1,543	1,581
SMB Private Education Loan Trust
2.927% (US0001M + 1.450%) due 02/17/2032 ~		200	207
SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		283	283
2.500% due 05/26/2026		980	978
2.770% due 05/25/2026		302	302
SoFi Professional Loan Program LLC
2.720% due 10/27/2036		275	275
2.838% (US0001M + 1.600%) due 06/25/2025 ~		147	149
Sound Point CLO Ltd.
2.219% (US0003M + 0.860%) due 04/15/2027 ~		1,400	1,401
2.349% (US0003M + 0.990%) due 07/15/2025 ~		905	906

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Funding Trust
2.680% due 07/15/2030	$600	$595
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046 ~	272	271
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	61	61
Symphony CLO LP
2.450% (US0003M + 1.100%) due 01/09/2023 ~	172	172
THL Credit Wind River CLO Ltd.
2.534% (US0003M + 1.180%) due 04/18/2026 ~	2,000	2,007
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037	500	500
Utah State Board of Regents
2.302% (US0001M + 0.750%) due 01/25/2057 ~	2,074	2,074
VOLT LLC
3.000% due 10/25/2047	700	700
3.125% due 06/25/2047	211	211
3.125% due 09/25/2047	1,153	1,156
3.250% due 05/25/2047	671	674
3.375% due 04/25/2047	386	389
3.375% due 05/28/2047	910	913
3.500% due 03/25/2047	372	374

Total Asset-Backed Securities (Cost $43,516)		43,726

SOVEREIGN ISSUES 3.4%
Export-Import Bank of India
2.441% (US0003M + 1.000%) due 08/21/2022 ~	200	201
2.750% due 08/12/2020	600	600
3.875% due 10/02/2019	500	510
Japan Bank for International Cooperation
1.961% (US0003M + 0.480%) due 06/01/2020 ~	600	603
2.032% (US0003M + 0.570%) due 02/24/2020 ~	2,200	2,216
Japan Finance Organization for Municipalities
2.125% due 03/06/2019	1,000	999
2.500% due 09/12/2018	2,700	2,704
Korea Water Resources Corp.
2.000% due 04/16/2018	1,400	1,399
Tokyo Metropolitan Government
2.500% due 06/08/2022	1,000	992

Total Sovereign Issues (Cost $10,229)		10,224

SHORT-TERM INSTRUMENTS 8.6%

CERTIFICATES OF DEPOSIT 1.6%
Barclays Bank PLC
1.892% due 05/17/2018	300	300
2.060% due 03/16/2018	3,200	3,203
Itau CorpBanca
2.500% due 12/07/2018	500	500
2.570% due 01/11/2019	700	699

		4,702

COMMERCIAL PAPER 3.1%
CNPC Finance
2.500% due 01/19/2018	700	699
Enbridge Energy Partners LP
2.200% due 01/11/2018	2,500	2,499
2.250% due 01/19/2018	200	200
ENI Finance USA, Inc.
1.980% due 05/07/2018	500	497
HP, Inc.
1.800% due 03/26/2018	3,000	2,989
Viacom, Inc.
2.390% due 02/01/2018	2,300	2,296

		9,180

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.6%
2.850% due 02/09/2018 - 05/11/2018 (a)(b)	ARS	1,700	$1,692

JAPAN TREASURY BILLS 3.3%
(0.249)% due 01/22/2018 - 02/13/2018 (a)(b)	JPY	1,112,000	9,870

Total Short-Term Instruments (Cost $25,378)			25,444

Total Investments in Securities (Cost $340,875)			341,943

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%
PIMCO Short-Term Floating NAV Portfolio III	729,638	$7,212

Total Short-Term Instruments (Cost $7,211)		7,212

Total Investments in Affiliates (Cost $7,211)		$7,212

MARKET VALUE (000S)
Total Investments 116.3% (Cost $348,086)	$349,155

Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $(371))	(396)

Other Assets and Liabilities, net (16.2)%	(48,457)

Net Assets 100.0%	$300,302

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.000%	10/11/2018	09/18/2017	$ 800	$799	0.27%
Lloyds Banking Group PLC	3.000	02/04/2019	09/18/2017	700	697	0.23

				$ 1,500	$1,496	0.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	05/30/2017	TBD	(2)	$(98)	$(98)
BPS	1.990	12/22/2017	01/05/2018		(1,250)	(1,251)
DEU	1.450	12/26/2017	01/02/2018		(5,154)	(5,156)
	1.750	12/26/2017	01/02/2018		(6,269)	(6,270)
FOB	1.850	12/27/2017	01/10/2018		(3,829)	(3,830)
	1.990	12/22/2017	01/10/2018		(8,018)	(8,023)

Total Reverse Repurchase Agreements						$(24,628)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	1.300%	12/29/2017	01/02/2018	$(24,944)	$(24,944)

Total Sale-Buyback Transactions					$(24,944)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (9.3)%
U.S. Treasury Notes	1.375%	09/15/2020	$25,500	$(25,117)	$(25,246)
U.S. Treasury Notes	1.875	09/30/2022	2,700	(2,661)	(2,674)

Total Short Sales (9.3)%				$(27,778)	$(27,920)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(98)	$0	$0	$(98)	$99	$1
BPS	0	(1,251)	0	0	(1,251)	1,294	43
DEU	0	(11,426)	0	0	(11,426)	11,436	10
FOB	0	(11,853)	0	0	(11,853)	12,418	565

Master Securities Forward Transaction Agreement
BCY	0	0	(24,944)	(27,920)	(52,864)	24,878	(27,986)

Total Borrowings and Other Financing Transactions	$0	$(24,628)	$(24,944)	$(27,920)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(13,104)	$0	$(98)	$(13,202)
U.S. Treasury Obligations	0	(11,426)	0	0	(11,426)

Total	$0	$(24,530)	$0	$(98)	$(24,628)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(24,944)	0	0	(24,944)

Total	$0	$(24,944)	$0	$0	$(24,944)

Total Borrowings	$0	$(49,474)	$0	$(98)	$(49,572)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(49,572)

(g)	Securities with an aggregate market value of $50,125 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(36,752) at a weighted average interest rate of 1.056%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for short sales includes $123 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers Acceptance March Futures	03/2019	78	CAD	15,161	$(27)	$0	$(3)
90-Day Eurodollar December Futures	12/2018	297	$	72,657	(28)	11	0
90-Day Eurodollar June Futures	06/2018	347		85,080	(4)	9	0
U.S. Treasury 10-Year Note March Futures	03/2018	29		3,597	(11)	6	0

					$(70)	$26	$(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	297	$	(72,520)	$36	$0	$(15)
90-Day Eurodollar June Futures	06/2019	347		(84,789)	48	0	(13)
U.S. Treasury 2-Year Note March Futures	03/2018	380		(81,362)	35	0	(24)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	34		(5,700)	49	0	(15)
United Kingdom Long Gilt March Futures	03/2018	52	GBP	(8,787)	22	19	(6)

					$190	$19	$(73)

Total Futures Contracts					$120	$45	$(76)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$8,000	$(763)	$86	$(677)	$0	$(12)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022	8,100	(213)	17	(196)	0	(2)

					$(976)	$103	$(873)	$0	$(14)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day USD-Federal Funds Rate Compounded-OIS	1.675%	Annual	09/19/2018		$291,900	$31	$11	$42	$4	$0
Receive(4)	1-Day USD-Federal Funds Rate Compounded-OIS	1.696	Annual	09/19/2018		350,200	18	14	32	5	0
Receive(4)	1-Day USD-Federal Funds Rate Compounded-OIS	1.724	Annual	09/19/2018		169,100	0	4	4	2	0
Pay	3-Month USD-LIBOR	1.890	Semi-Annual	09/19/2018		291,900	0	(26)	(26)	6	0
Pay	3-Month USD-LIBOR	1.910	Semi-Annual	09/19/2018		350,200	0	(14)	(14)	7	0
Pay	3-Month USD-LIBOR	1.945	Semi-Annual	09/19/2018		169,100	0	8	8	3	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		33,000	(23)	(16)	(39)	7	0
Pay(4)	3-Month USD-LIBOR	0.000	Quarterly	06/21/2020		226,000	7	(104)	(97)	2	0
Pay(4)	3-Month USD-LIBOR	0.000	Quarterly	05/21/2022		18,600	0	(15)	(15)	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		13,600	(13)	12	(1)	0	(14)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		12,500	961	11	972	0	(20)
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021	MXN	74,100	(247)	(11)	(258)	11	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		32,800	(72)	(21)	(93)	16	0

							$662	$(147)	$515	$63	$(35)

Total Swap Agreements							$(314)	$(44)	$(358)	$63	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$45	$63	$108	$0	$(76)	$(49)	$(125)

(i)	Securities with an aggregate market value of $852 and cash of $1,859 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	AUD	5,729		$4,347	$0	$(123)
BPS	02/2018	JPY	54,600		487	1	0
BRC	02/2018		17,400		154	0	(1)
CBK	01/2018	DKK	865		139	0	(1)
	01/2018	EUR	1,460		1,741	0	(11)
	01/2018	GBP	367		496	1	0
	01/2018		$530	EUR	446	5	0
DUB	01/2018	EUR	4,700		$5,566	0	(82)
GLM	01/2018	CAD	11,206		8,757	0	(160)
	01/2018	EUR	186		220	0	(3)
JPM	01/2018	DKK	1,900		303	0	(3)
MSB	01/2018	JPY	244,400		2,198	28	0
RBC	01/2018		1,040,000		9,221	0	(17)
SCX	01/2018	DKK	520		83	0	(1)
	01/2018	JPY	250,200		2,235	14	0
	01/2018	MXN	2,718		141	3	0
TOR	01/2018		$2,763	CAD	3,551	63	0
UAG	01/2018	GBP	2,636		$3,526	0	(35)

Total Forward Foreign Currency Contracts						$115	$(437)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	01/31/2018	$ 30,600	$(57)	$(57)

Total Written Options							$(57)	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(123)	$0	$0	$(123)	$(123)	$0	$(123)
BPS	1	0	0	1	0	0	0	0	1	0	1
BRC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	6	0	0	6	(12)	(57)	0	(69)	(63)	0	(63)
DUB	0	0	0	0	(82)	0	0	(82)	(82)	0	(82)
GLM	0	0	0	0	(163)	0	0	(163)	(163)	0	(163)
JPM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MSB	28	0	0	28	0	0	0	0	28	0	28
RBC	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
SCX	17	0	0	17	(1)	0	0	(1)	16	0	16
TOR	63	0	0	63	0	0	0	0	63	0	63
UAG	0	0	0	0	(35)	0	0	(35)	(35)	0	(35)

Total Over the Counter	$115	$0	$0	$115	$(437)	$(57)	$0	$(494)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	63	63

	$0	$0	$0	$0	$108	$108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$115	$0	$115

	$0	$0	$0	$115	$108	$223

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$76	$76
Swap Agreements	0	14	0	0	35	49

	$0	$14	$0	$0	$111	$125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$437	$0	$437
Written Options	0	0	0	0	57	57

	$0	$0	$0	$437	$57	$494

	$0	$14	$0	$437	$168	$619

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,796	$1,796
Swap Agreements	0	(896)	0	0	(769)	(1,665)

	$0	$(896)	$0	$0	$1,027	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,391)	$0	$(1,391)
Purchased Options	0	0	0	0	13	13
Written Options	0	0	0	0	176	176
Swap Agreements	0	40	0	0	0	40

	$0	$40	$0	$(1,391)	$189	$(1,162)

	$0	$(856)	$0	$(1,391)	$1,216	$(1,031)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(537)	$(537)
Swap Agreements	0	245	0	0	365	610

	$0	$245	$0	$0	$(172)	$73

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(715)	$0	$(715)
Written Options	0	0	0	0	(10)	(10)
Swap Agreements	0	(8)	0	0	0	(8)

	$0	$(8)	$0	$(715)	$(10)	$(733)

	$0	$237	$0	$(715)	$(182)	$(660)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,304	$800	$4,104
Corporate Bonds & Notes
Banking & Finance	0	97,240	987	98,227
Industrials	0	76,975	0	76,975
Utilities	0	19,827	0	19,827
Municipal Bonds & Notes
Arkansas	0	89	0	89
California	0	1,985	0	1,985
District of Columbia	0	474	0	474
Utah	0	811	0	811
Washington	0	301	0	301
U.S. Government Agencies	0	4,064	0	4,064
U.S. Treasury Obligations	0	42,134	0	42,134
Non-Agency Mortgage-Backed Securities	0	11,861	1,697	13,558
Asset-Backed Securities	0	43,726	0	43,726
Sovereign Issues	0	10,224	0	10,224
Short-Term Instruments
Certificates of Deposit	0	4,702	0	4,702
Commercial Paper	0	9,180	0	9,180
Argentina Treasury Bills	0	1,692	0	1,692
Japan Treasury Bills	0	9,870	0	9,870

	$0	$338,459	$3,484	$341,943

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,212	$0	$0	$7,212

Total Investments	$7,212	$338,459	$3,484	$349,155

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(27,920)	$0	$(27,920)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	45	63	0	108
Over the counter	0	115	0	115

	$45	$178	$0	$223

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(76)	(49)	0	(125)
Over the counter	0	(494)	0	(494)

	$(76)	$(543)	$0	$(619)

Total Financial Derivative Instruments	$(31)	$(365)	$0	$(396)

Totals	$7,181	$310,174	$3,484	$320,839

There were no significant transfers among Levels 1 and 2 during the period ended December 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2017:

Category and Subcategory	Beginning Balance at 12/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$800	$0	$0	$0	$0	$0	$0	$800	$0
Corporate Bonds & Notes
Banking & Finance	0	989	0	2	0	(4)	0	0	987	(4)
Industrials	182	0	(22)	(1)	0	2	0	(161)	0	0
Non-Agency
Mortgage-Backed Securities	0	1,700	(4)	0	0	1	0	0	1,697	1
Asset-Backed Securities	1,524	0	(1,464)	0	1	1	0	(62)	0	0

Totals	$1,706	$3,489	$(1,490)	$1	$1	$0	$0	$(223)	$3,484	$(3)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$800	Proxy Pricing	Base Price	100.000
Corporate Bonds & Notes
Banking & Finance	987	Proxy Pricing	Base Price	98.710
Non-Agency Mortgage-Backed Securities	1,697	Proxy Pricing	Base Price	100.005-100.023

Total	$3,484

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2  —  Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3  —  Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$571	$119,412	$(112,770)	$(2)	$1	$7,212	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had $373,803 unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2017 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$16,740	$78,781

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$304,022	$273,378	$201,078	$157,421

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	181	$1,860	182	$1,859
Administrative Class	6,402	66,229	7,372	75,678
Advisor Class	3,887	40,212	3,311	34,094
Issued as reinvestment of distributions
Institutional Class	12	128	15	152
Administrative Class	222	2,301	273	2,805
Advisor Class	222	2,297	240	2,468
Cost of shares redeemed
Institutional Class	(201)	(2,079)	(135)	(1,386)
Administrative Class	(6,346)	(65,635)	(7,956)	(81,662)
Advisor Class	(2,454)	(25,375)	(2,642)	(27,132)
Net increase (decrease) resulting from Portfolio share transactions	1,925	$19,938	660	$6,876

As of December  31, 2017, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 56% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December  31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Short-Term Portfolio	$2,182	$526	$653	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Short-Term Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Portfolio	$320,073	$1,892	$(1,348)	$544

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Short-Term Portfolio	$4,733	$0	$0	$4,524	$901	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Short-Term Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	TOR	Toronto Dominion Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	DKK	Danish Krone	JPY	Japanese Yen
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
CIBO06M	6 Month DKK Swap Rate	MUNIPSA	Municipal Swap Index

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TBD	To-Be-Determined
DAC	Designated Activity Company	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	DECEMBER 31, 2017	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Short-Term Portfolio	0.00%	0.00%	$4,733	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice president, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	45

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	47

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT17AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

4	PIMCO VARIABLE INSURANCE TRUST

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

U.S. Government Agencies	27.1%
Corporate Bonds & Notes	26.4%
U.S. Treasury Obligations	15.5%
Short-Term Instruments‡	11.8%
Asset-Backed Securities	8.8%
Non-Agency Mortgage-Backed Securities	5.7%
Sovereign Issues	3.8%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	5.07%	2.19%	5.12%	5.77%
PIMCO Total Return Portfolio Administrative Class	4.91%	2.04%	4.96%	5.48%
PIMCO Total Return Portfolio Advisor Class	4.81%	1.94%	4.86%	5.09%
Bloomberg Barclays U.S. Aggregate Index±	3.54%	2.10%	4.01%	4.98%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	U.S. interest rate strategies contributed to relative performance, particularly instrument selection, as U.S. treasury securities outperformed U.S. dollar swaps.

»	Exposure to high-yield corporate spread duration contributed to relative performance, as spreads narrowed.

»	Overweight exposure to agency mortgage-backed securities contributed to relative performance, as the carry on such securities was positive.

»	Short positions against a basket of Asian emerging markets currencies, particularly the Korean won, detracted from relative performance, as these currencies appreciated against the U.S. dollar.

»	Underweight exposure to investment-grade corporate spread duration detracted from relative performance, as spreads narrowed.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,016.40	$2.93	$1,000.00	$1,022.16	$2.94	0.58%
Administrative Class	1,000.00	1,015.60	3.69	1,000.00	1,021.41	3.70	0.73
Advisor Class	1,000.00	1,015.10	4.19	1,000.00	1,020.91	4.20	0.83

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$10.64	$0.26	$0.28	$0.54	$(0.24)	$0.00	$(0.24)
12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)
12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)
12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	(0.26)
12/31/2013	11.55	0.19	(0.39)	(0.20)	(0.27)	(0.10)	(0.37)
Administrative Class
12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)
12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)
12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)
12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	(0.25)
12/31/2013	11.55	0.18	(0.40)	(0.22)	(0.25)	(0.10)	(0.35)
Advisor Class
12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)
12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)
12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)
12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	(0.24)
12/31/2013	11.55	0.16	(0.39)	(0.23)	(0.24)	(0.10)	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.94	5.07%	$83,041	0.54%	0.54%	0.50%	0.50%	2.43%	574%
10.64	2.83	92,502	0.51	0.51	0.50	0.50	2.71	512
10.58	0.60	80,007	0.51	0.51	0.50	0.50	2.65	462
11.20	4.43	214,717	0.50	0.50	0.50	0.50	1.73	313
10.98	(1.81)	278,698	0.50	0.50	0.50	0.50	1.73	305

10.94	4.91	4,456,274	0.69	0.69	0.65	0.65	2.28	574
10.64	2.68	4,728,701	0.66	0.66	0.65	0.65	2.56	512
10.58	0.45	5,059,606	0.66	0.66	0.65	0.65	2.68	462
11.20	4.28	6,244,893	0.65	0.65	0.65	0.65	1.59	313
10.98	(1.96)	7,756,022	0.65	0.65	0.65	0.65	1.55	305

10.94	4.81	2,955,716	0.79	0.79	0.75	0.75	2.19	574
10.64	2.57	2,693,074	0.76	0.76	0.75	0.75	2.46	512
10.58	0.35	2,607,844	0.76	0.76	0.75	0.75	2.62	462
11.20	4.17	2,439,681	0.75	0.75	0.75	0.75	1.51	313
10.98	(2.06)	2,213,692	0.75	0.75	0.75	0.75	1.44	305

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities*	$10,249,365
Investments in Affiliates	247,020
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,206
Over the counter	26,982
Cash	1,208
Deposits with counterparty	9,976
Foreign currency, at value	16,030
Receivable for investments sold	2,090
Receivable for TBA investments sold	3,000,066
Receivable for Portfolio shares sold	3,265
Interest and/or dividends receivable	42,674
Dividends receivable from Affiliates	464
Total Assets	13,609,346

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$365,252
Payable for sale-buyback transactions	92,657
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,799
Over the counter	134,180
Payable for investments purchased	29,887
Payable for investments in Affiliates purchased	464
Payable for TBA investments purchased	5,477,086
Deposits from counterparty	2,411
Payable for Portfolio shares redeemed	5,001
Accrued investment advisory fees	1,635
Accrued supervisory and administrative fees	1,635
Accrued distribution fees	644
Accrued servicing fees	583
Other liabilities	81
Total Liabilities	6,114,315

Net Assets	$7,495,031

Net Assets Consist of:
Paid in capital	$7,309,092
Undistributed (overdistributed) net investment income	11,851
Accumulated undistributed net realized gain (loss)	52,716
Net unrealized appreciation (depreciation)	121,372

Net Assets	$7,495,031

Net Assets:
Institutional Class	$83,041
Administrative Class	4,456,274
Advisor Class	2,955,716

Shares Issued and Outstanding:
Institutional Class	7,591
Administrative Class	407,361
Advisor Class	270,194

Net Asset Value Per Share Outstanding:
Institutional Class	$10.94
Administrative Class	10.94
Advisor Class	10.94

Cost of investments in securities	$10,040,247
Cost of investments in Affiliates	$247,000
Cost of foreign currency held	$15,849
Cost or premiums of financial derivative instruments, net	$(24,563)

* Includes repurchase agreements of:	$3,964

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$217,407
Dividends from Investments in Affiliates	4,760
Total Income	222,167

Expenses:
Investment advisory fees	18,649
Supervisory and administrative fees	18,649
Servicing fees - Administrative Class	6,772
Distribution and/or servicing fees - Advisor Class	7,139
Trustee fees	193
Interest expense	3,104
Miscellaneous expense	35
Total Expenses	54,541

Net Investment Income (Loss)	167,626

Net Realized Gain (Loss):
Investments in securities	70,204
Investments in Affiliates	(38)
Net capital gain distributions received from Affiliate investments	59
Exchange-traded or centrally cleared financial derivative instruments	845
Over the counter financial derivative instruments	23,670
Short sales	(450)
Foreign currency	4,469

Net Realized Gain (Loss)	98,759

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	225,444
Investments in Affiliates	23
Exchange-traded or centrally cleared financial derivative instruments	15,991
Over the counter financial derivative instruments	(157,535)
Foreign currency assets and liabilities	1,331

Net Change in Unrealized Appreciation (Depreciation)	85,254

Net Increase (Decrease) in Net Assets Resulting from Operations	$351,639

* Foreign tax withholdings	$41

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$167,626	$196,719
Net realized gain (loss)	98,759	32,479
Net change in unrealized appreciation (depreciation)	85,254	(21,125)

Net Increase (Decrease) in Net Assets Resulting from Operations	351,639	208,073

Distributions to Shareholders:
From net investment income
Institutional Class	(1,947)	(2,019)
Administrative Class	(91,412)	(104,632)
Advisor Class	(55,074)	(53,108)

Total Distributions(a)	(148,433)	(159,759)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(222,452)	(281,494)

Total Increase (Decrease) in Net Assets	(19,246)	(233,180)

Net Assets:
Beginning of year	7,514,277	7,747,457
End of year*	$7,495,031	$7,514,277

* Including undistributed (overdistributed) net investment income of:	$11,851	$26,049

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%
Avolon Holdings Ltd.
3.751% (LIBOR03M + 2.250%) due 04/03/2022 ~		$13,930	$13,845
Centene Corp.
TBD% due 09/13/2018		30,000	30,000
CenturyLink, Inc.
4.319% (LIBOR03M + 2.750%) due 01/31/2025 ~		14,000	13,533
Endo Luxembourg Finance Co. SARL
5.875% (LIBOR03M + 4.250%) due 04/29/2024 ~		1,990	2,005
Energy Future Intermediate Holding Co. LLC
4.501% - 4.569% (LIBOR03M + 3.000%) due 06/30/2018 ~		2,600	2,609
Swissport Investments S.A.
3.750% (EUR003M + 3.750%) due 02/09/2022 ~	EUR	2,800	3,334

Total Loan Participations and Assignments (Cost $65,556)			65,326

CORPORATE BONDS & NOTES 37.0%

BANKING & FINANCE 32.7%
Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		$7,500	7,869
4.500% due 07/30/2029		4,700	4,992
American Honda Finance Corp.
1.741% (US0003M + 0.350%) due 11/05/2021 ~		18,200	18,223
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	7,700	2,818
Bank of America Corp.
2.345% (US0003M + 0.650%) due 10/01/2021 ~		$15,100	15,176
2.365% (US0003M + 1.000%) due 04/24/2023 ~		22,400	22,774
3.419% due 12/20/2028 •		4,869	4,875
4.000% due 04/01/2024		5,405	5,717
4.125% due 01/22/2024		5,100	5,427
6.875% due 04/25/2018		31,600	32,084
Bank of New York Mellon Corp.
2.292% (US0003M + 0.870%) due 08/17/2020 ~		16,500	16,754
2.600% due 08/17/2020		16,000	16,127
Bank of Nova Scotia
1.875% due 04/26/2021		21,400	20,991
Barclays Bank PLC
7.625% due 11/21/2022 (i)		800	908
7.750% due 04/10/2023 •(i)		5,800	5,901
10.179% due 06/12/2021		5,900	7,195
Barclays PLC
2.975% (US0003M + 1.625%) due 01/10/2023 ~		22,600	23,232
3.200% due 08/10/2021		19,900	20,032
3.520% (US0003M + 2.110%) due 08/10/2021 ~		35,200	36,849
BBVA Bancomer S.A.
6.500% due 03/10/2021		6,400	6,984
7.250% due 04/22/2020		6,400	6,944
Bear Stearns Cos. LLC
7.250% due 02/01/2018		11,200	11,245
Blackstone CQP Holdco LP
6.500% due 03/20/2021		34,900	35,598
BRFkredit A/S
1.000% due 01/01/2018	DKK	87,000	14,023
1.000% due 04/01/2018		44,900	7,265
Cantor Fitzgerald LP
6.500% due 06/17/2022		$8,500	9,431
Capital One Financial Corp.
1.830% (US0003M + 0.450%) due 10/30/2020 ~		18,600	18,602
2.400% due 10/30/2020		18,400	18,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
3.875% due 02/19/2019		$8,360	$8,464
5.500% due 02/15/2019		18,358	18,909
Citigroup, Inc.
2.140% (US0003M + 0.790%) due 01/10/2020 ~		22,600	22,741
2.700% due 10/27/2022		19,400	19,212
2.750% due 04/25/2022		13,000	12,985
2.911% (US0003M + 1.430%) due 09/01/2023 ~		1,000	1,030
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (i)	EUR	8,200	11,330
11.000% due 06/30/2019 •(h)		$3,900	4,373
Credit Suisse AG
6.500% due 08/08/2023 (i)		4,000	4,486
Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		11,500	11,777
3.644% (US0003M + 2.290%) due 04/16/2021 ~		23,800	25,016
3.800% due 09/15/2022		15,000	15,488
3.800% due 06/09/2023		8,300	8,569
Deutsche Bank AG
2.329% (US0003M + 0.970%) due 07/13/2020 ~		8,100	8,117
2.850% due 05/10/2019		35,600	35,727
3.300% due 11/16/2022		14,400	14,341
3.320% (US0003M + 1.910%) due 05/10/2019 ~		8,800	8,966
4.250% due 10/14/2021		12,200	12,735
Dexia Credit Local S.A.
2.375% due 09/20/2022		34,000	33,640
Discover Financial Services
5.500% due 10/30/2027 •(h)		11,800	12,169
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,765
Ford Motor Credit Co. LLC
2.145% due 01/09/2018		$34,200	34,201
2.240% due 06/15/2018		1,000	1,001
2.375% due 01/16/2018		1,200	1,200
2.379% (US0003M + 0.830%) due 03/12/2019 ~		7,300	7,338
2.943% due 01/08/2019		13,400	13,487
General Motors Financial Co., Inc.
2.289% (US0003M + 0.930%) due 04/13/2020 ~		22,200	22,429
3.150% due 01/15/2020		9,400	9,510
3.200% due 07/13/2020		4,685	4,751
3.700% due 11/24/2020		3,786	3,889
Goldman Sachs Group, Inc.
2.160% (US0003M + 0.780%) due 10/31/2022 ~		24,500	24,545
2.516% (US0003M + 1.100%) due 11/15/2018 ~		5,300	5,333
2.788% (US0003M + 1.200%) due 09/15/2020 ~		8,200	8,358
3.500% due 01/23/2025		3,600	3,659
3.750% due 05/22/2025		17,590	18,135
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,000	9,941
GSPA Monetization Trust
6.422% due 10/09/2029		7,571	8,624
HCP, Inc.
4.000% due 12/01/2022		4,300	4,507
Hospitality Properties Trust
4.250% due 02/15/2021		6,100	6,312
4.500% due 06/15/2023		4,700	4,919
4.950% due 02/15/2027		13,600	14,364
HSBC Holdings PLC
2.843% (US0003M + 1.500%) due 01/05/2022 ~		23,900	24,723
3.400% due 03/08/2021		18,600	19,018
3.763% (US0003M + 2.240%) due 03/08/2021 ~		12,000	12,645
ING Bank NV
2.202% (US0003M + 0.780%) due 08/17/2018 ~		9,200	9,236

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
7.125% due 09/01/2018		$7,000	$7,224
Jefferies Finance LLC
7.375% due 04/01/2020		600	620
JPMorgan Chase & Co.
2.550% due 03/01/2021		8,200	8,207
2.615% (US0003M + 1.100%) due 06/07/2021 ~		27,600	28,218
KBC Bank NV
8.000% due 01/25/2023 •(i)		6,400	6,439
Lloyds Bank PLC
12.000% due 12/16/2024 •(h)		55,300	74,463
Lloyds Banking Group PLC
3.000% due 01/11/2022		1,700	1,710
7.000% due 06/27/2019 •(h)(i)	GBP	9,600	13,695
7.625% due 06/27/2023 •(h)(i)		5,400	8,412
Metropolitan Life Global Funding
2.043% (US0003M + 0.430%) due 12/19/2018 ~		$15,000	15,048
MMcapS Funding Ltd.
1.965% (US0003M + 0.290%) due 12/26/2039 ~		2,488	2,190
Morgan Stanley
2.450% due 02/01/2019		3,000	3,008
Nasdaq, Inc.
2.048% (US0003M + 0.390%) due 03/22/2019 ~		22,600	22,609
National Australia Bank Ltd.
2.250% due 03/16/2021		19,100	18,948
Nationwide Building Society
4.000% due 09/14/2026		6,800	6,885
Navient Corp.
8.450% due 06/15/2018		12,200	12,542
Nordea Hypotek AB
2.250% due 06/19/2019	SEK	587,200	74,181
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	649,600	105,200
2.000% due 01/01/2018		182,700	29,450
Nykredit Realkredit A/S
1.000% due 01/01/2018		201,200	32,429
1.000% due 04/01/2018		980,531	158,628
1.000% due 07/01/2018		221,500	35,984
2.000% due 04/01/2018		68,700	11,141
2.000% due 07/01/2018		169,300	27,635
4.000% due 01/01/2018		23,400	3,773
Piper Jaffray Cos.
5.060% due 10/09/2018		$6,000	6,089
Preferred Term Securities Ltd.
2.088% (US0003M + 0.500%) due 03/23/2035 ~		17,340	15,866
2.535% (US0003M + 0.860%) due 07/03/2033 ~		4,000	3,540
Public Storage
3.094% due 09/15/2027		12,500	12,431
Realkredit Danmark A/S
1.000% due 01/01/2018	DKK	156,500	25,225
1.000% due 04/01/2018		1,478,900	239,248
2.000% due 01/01/2018		15,600	2,515
2.000% due 04/01/2018		551,800	89,492
Realty Income Corp.
3.000% due 01/15/2027		$7,600	7,285
Royal Bank of Canada
2.300% due 03/22/2021		19,300	19,193
Santander Holdings USA, Inc.
2.700% due 05/24/2019		6,700	6,716
Santander UK Group Holdings PLC
2.875% due 08/05/2021		7,100	7,091
Skandinaviska Enskilda Banken AB
3.000% due 06/19/2019	SEK	186,000	23,772
Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,800	2,768
Springleaf Finance Corp.
6.125% due 05/15/2022		$19,200	20,016

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Banking Corp.
1.664% (US0003M + 0.310%) due 10/18/2019 ~		$22,900	$22,913
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		19,300	19,490
Sumitomo Mitsui Trust Bank Ltd.
1.950% due 09/19/2019		13,900	13,791
2.050% due 03/06/2019		12,000	11,970
Sveriges Sakerstallda Obligationer AB
4.000% due 09/18/2019	SEK	309,000	40,427
Toronto-Dominion Bank
2.250% due 03/15/2021		$1,900	1,890
2.500% due 01/18/2023		22,000	21,955
UBS AG
1.835% (US0003M + 0.320%) due 12/07/2018 ~		16,300	16,320
2.103% (US0003M + 0.580%) due 06/08/2020 ~		31,200	31,354
2.331% (US0003M + 0.850%) due 06/01/2020 ~		3,400	3,443
5.125% due 05/15/2024 (i)		1,700	1,798
7.625% due 08/17/2022 (i)		3,700	4,332
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		21,700	21,867
4.125% due 04/15/2026		15,000	15,752
Ventas Realty LP
3.250% due 10/15/2026		4,300	4,194
Washington Prime Group LP
5.950% due 08/15/2024		19,000	19,439
Wells Fargo & Co.
7.980% due 03/15/2018 •(h)		37,900	38,561
Wells Fargo Bank N.A.
2.158% (US0003M + 0.650%) due 12/06/2019 ~		11,500	11,611

			2,451,292

INDUSTRIALS 2.1%
Altice Financing S.A.
6.625% due 02/15/2023		1,300	1,365
Amazon.com, Inc.
2.800% due 08/22/2024		8,600	8,585
American Airlines Pass-Through Trust
3.000% due 04/15/2030		8,265	8,107
3.250% due 04/15/2030		6,807	6,802
Andeavor Logistics LP
5.500% due 10/15/2019		8,631	8,970
AP Moller - Maersk A/S
2.550% due 09/22/2019		4,800	4,805
Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		7,700	7,694
BAT Capital Corp.
2.764% due 08/15/2022		11,500	11,448
3.222% due 08/15/2024		9,100	9,111
3.557% due 08/15/2027		1,900	1,906
Dell International LLC
5.450% due 06/15/2023		13,100	14,171
EMC Corp.
2.650% due 06/01/2020		11,200	11,064
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		630	633
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		2,000	2,027
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		1,969	2,072
Oracle Corp.
1.900% due 09/15/2021		10,000	9,846
Philip Morris International, Inc.
2.375% due 08/17/2022		21,600	21,294
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,812
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,700	2,676

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southern Co.
2.350% due 07/01/2021	$15,100	$15,021
Wynn Las Vegas LLC
5.500% due 03/01/2025	5,200	5,369

		157,778

UTILITIES 2.2%
AT&T, Inc.
2.009% (US0003M + 0.650%) due 01/15/2020 ~	14,700	14,792
2.309% (US0003M + 0.950%) due 07/15/2021 ~	16,110	16,339
3.400% due 05/15/2025	11,800	11,617
Genesis Energy LP
6.750% due 08/01/2022	4,500	4,691
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,099	1,101
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^«(c)	6,667	6,549
7.350% due 12/01/2026 ^«(b)(c)	7,878	2,718
Odebrecht Finance Ltd.
0.000% due 02/12/2018 ^«(c)(h)	5,201	103
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^«(c)	1,324	1,277
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.200% PIK)
7.720% due 12/01/2026 ^«(b)(c)	3,634	852
Petrobras Global Finance BV
6.125% due 01/17/2022	13,400	14,254
Sempra Energy
2.038% (US0003M + 0.450%) due 03/15/2021 ~	22,200	22,244
Verizon Communications, Inc.
2.946% due 03/15/2022	3,416	3,440
3.376% due 02/15/2025	53,814	54,090
3.500% due 11/01/2024	7,800	7,950

		162,017

Total Corporate Bonds & Notes (Cost $2,652,989)		2,771,087

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	3,700	5,803
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	448

		6,251

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	14,300	15,901

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	435	442

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (e)	12,540	9,894

Total Municipal Bonds & Notes (Cost $29,327)		32,488

U.S. GOVERNMENT AGENCIES 38.0%
Fannie Mae
1.542% (LIBOR01M + 0.300%) due 03/25/2044 ~	6,021	5,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.612% (LIBOR01M + 0.060%) due 12/25/2036 - 07/25/2037 ~	$1,146	$1,128
1.692% (LIBOR01M + 0.450%) due 09/25/2046 ~	5,418	5,436
1.802% (LIBOR01M + 0.250%) due 05/25/2037 ~	79	79
1.902% (US0001M + 0.350%) due 03/25/2044 ~	700	699
1.962% (LIBOR01M + 0.410%) due 09/25/2035 ~	422	424
1.966% due 08/25/2055 ~(a)	21,536	1,170
2.202% (12MTA + 1.200%) due 06/01/2043 - 07/01/2044 ~	1,004	1,022
2.252% (LIBOR01M + 0.700%) due 10/25/2037 ~	633	642
2.310% due 08/01/2022	4,700	4,670
2.402% (12MTA + 1.400%) due 09/01/2040 ~	3	3
2.475% due 04/01/2019 (k)	13,788	13,835
2.670% due 08/01/2022	725	731
2.776% (H15T1Y + 2.119%) due 01/01/2025 ~	3	3
2.825% (US0006M + 1.325%) due 04/01/2035 ~	1,447	1,494
2.870% due 09/01/2027	6,700	6,696
3.000% due 09/01/2020 - 10/01/2028	2,178	2,223
3.000% due 06/01/2030 (k)	65,799	67,317
3.205% (US0012M + 1.455%) due 08/01/2035 ~	386	402
3.315% (H15T1Y + 2.210%) due 09/01/2039 ~	19	19
3.330% due 11/01/2021	1,243	1,282
3.347% due 05/25/2035 ~	144	152
3.488% (US0012M + 1.732%) due 05/01/2038 ~(k)	12,033	12,655
3.500% due 08/01/2029 - 09/01/2029	653	676
3.590% (US0012M + 1.840%) due 09/01/2035 ~	46	48
3.662% (US0012M + 1.912%) due 08/01/2035 ~	30	32
3.764% (COF 11 + 1.250%) due 10/01/2032 ~	189	199
3.800% (COF 11 + 1.250%) due 11/01/2035 ~	34	36
4.000% due 01/01/2026 - 01/01/2046	1,386	1,463
4.287% (COF 11 + 1.926%) due 12/01/2036 ~	283	300
4.500% due 07/01/2020 - 09/01/2045	26,443	28,258
4.865% (COF 11 + 1.735%) due 09/01/2034 ~	146	155
5.000% due 01/01/2023 - 08/01/2044	8,954	9,691
5.500% due 09/01/2019 - 09/01/2041	20,814	22,975
6.000% due 09/01/2021 - 02/01/2039	6,524	7,339
6.500% due 11/01/2034	25	27
7.000% due 04/25/2023 - 06/01/2032	295	323
Fannie Mae, TBA
3.000% due 01/01/2048 - 02/01/2048	565,000	564,858
3.500% due 01/01/2033 - 03/01/2048	715,000	733,240
4.000% due 02/01/2048 - 03/01/2048	732,000	764,905
4.500% due 01/01/2048 - 02/01/2048	64,000	68,022
5.000% due 02/01/2048	1,500	1,612
5.500% due 01/01/2048	12,500	13,702
6.000% due 01/01/2048	4,000	4,475
Freddie Mac
1.276% due 08/25/2022 ~(a)	54,475	2,659
1.927% (LIBOR01M + 0.450%) due 11/15/2030 ~	3	3
1.977% (LIBOR01M + 0.500%) due 09/15/2030 ~	5	5

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.197% (LIBOR01M + 0.720%) due 05/15/2037 ~	$230	$233
2.202% (12MTA + 1.200%) due 02/25/2045 ~	181	182
4.000% due 04/01/2029 - 10/01/2041	5,097	5,363
4.500% due 03/01/2029 - 09/01/2041	2,520	2,681
5.500% due 10/01/2034 - 10/01/2038	2,211	2,451
6.000% due 02/01/2033 - 05/01/2040	3,829	4,318
6.500% due 04/15/2029 - 10/01/2037	40	45
7.000% due 06/15/2023	147	158
7.500% due 07/15/2030 - 03/01/2032	47	55
8.500% due 08/01/2024	2	2
Freddie Mac, TBA
3.500% due 02/01/2048	97,000	99,506
4.000% due 02/01/2048	91,000	95,074
4.500% due 01/01/2048	48,900	52,003
6.000% due 01/01/2048	1,000	1,118
Ginnie Mae
1.693% (US0001M + 0.450%) due 08/20/2066 ~	9,289	9,298
1.843% (US0001M + 0.600%) due 07/20/2065 - 08/20/2065 ~	30,225	30,243
1.893% (US0001M + 0.650%) due 07/20/2063 ~	16,897	16,960
2.013% (US0001M + 0.770%) due 10/20/2066 ~	12,502	12,615
2.043% (US0001M + 0.800%) due 06/20/2066 ~	6,700	6,769
2.073% (US0001M + 0.830%) due 08/20/2066 ~	18,696	18,917
2.091% (LIBOR01M + 0.600%) due 02/16/2030 ~	39	39
2.243% (US0001M + 1.000%) due 01/20/2066 ~	4,914	5,011
2.250% (H15T1Y + 1.500%) due 10/20/2029 - 11/20/2029 ~	48	50
2.375% (H15T1Y + 1.500%) due 02/20/2027 - 02/20/2032 ~	124	129
2.480% (US0012M + 0.750%) due 06/20/2067 ~	673	692
2.550% (US0012M + 0.750%) due 04/20/2067 ~	13,798	14,226
2.625% (H15T1Y + 1.500%) due 04/20/2026 - 05/20/2030 ~	24	24
2.750% (H15T1Y + 1.500%) due 07/20/2030 ~	2	3
3.000% due 03/15/2045 - 08/15/2045	11,708	11,833
4.246% due 09/20/2066 ~	22,749	25,043
6.000% due 12/15/2038 - 11/15/2039	27	31
Ginnie Mae, TBA
3.500% due 01/01/2048 - 02/01/2048	13,000	13,438
4.000% due 01/01/2048 - 02/01/2048	63,500	66,227
Small Business Administration
5.130% due 09/01/2023	7	7
6.290% due 01/01/2021	7	8

Total U.S. Government Agencies (Cost $2,840,126)		2,847,817

U.S. TREASURY OBLIGATIONS 21.7%
U.S. Treasury Bonds
2.250% due 08/15/2046	30,000	27,032
2.500% due 02/15/2045 (o)	7,100	6,763
2.750% due 08/15/2042	49,200	49,504
2.750% due 11/15/2042	64,200	64,559
2.875% due 05/15/2043 (m)	48,400	49,726
3.000% due 11/15/2044	26,200	27,496
3.000% due 05/15/2047 (k)	16,500	17,332
3.125% due 02/15/2042	9,800	10,527

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 02/15/2043 (k)(m)		$9,800	$10,520
3.125% due 08/15/2044		95,100	102,127
3.375% due 05/15/2044 (k)		249,200	279,404
3.625% due 08/15/2043 (m)		52,880	61,668
3.750% due 11/15/2043		37,800	45,003
4.250% due 05/15/2039 (m)		6,200	7,832
4.375% due 11/15/2039		18,100	23,274
4.375% due 05/15/2040 (k)(o)		4,200	5,412
4.500% due 08/15/2039		9,700	12,663
4.625% due 02/15/2040		4,500	5,980
U.S. Treasury Inflation Protected Securities (g)
0.875% due 02/15/2047		8,379	8,730
U.S. Treasury Notes
1.750% due 09/30/2022 (m)(o)		45,000	44,100
1.875% due 07/31/2022 (m)		52,900	52,185
1.875% due 08/31/2022 (m)(o)		17,000	16,762
2.000% due 08/31/2021 (m)(o)		1,400	1,395
2.000% due 10/31/2022		1,700	1,685
2.125% due 09/30/2024 (k)(o)		175,600	173,377
2.250% due 11/15/2024 (m)(o)		85,100	84,656
2.250% due 11/15/2025 (m)(o)		3,900	3,865
2.250% due 08/15/2027 (k)		283,820	279,785
2.375% due 08/15/2024 (m)(o)		13,700	13,743
2.375% due 05/15/2027		81,900	81,654
2.500% due 05/15/2024 (k)(m)(o)		26,500	26,798
2.750% due 02/15/2024 (m)(o)		28,700	29,452

Total U.S. Treasury Obligations (Cost $1,604,691)			1,625,009

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.9%
Alba PLC
0.684% (BP0003M + 0.170%) due 03/17/2039 ~	GBP	12,914	16,826
American Home Mortgage Investment Trust
3.661% (US0006M + 2.000%) due 02/25/2045 ~		$560	573
6.200% due 06/25/2036		12,667	5,012
Banc of America Funding Trust
3.413% due 05/25/2035 ~		561	588
6.000% due 03/25/2037 ^		3,998	3,595
Banc of America Mortgage Trust
3.632% due 03/25/2035 ~		4,874	4,778
3.917% due 05/25/2033 ~		616	630
6.500% due 10/25/2031		61	64
Barclays Commercial Mortgage Securities Trust
2.727% (LIBOR01M + 1.250%) due 05/15/2032 ~		4,756	4,764
BCAP LLC Trust
4.996% due 03/26/2037		733	722
Bear Stearns Adjustable Rate Mortgage Trust
2.780% due 11/25/2030 ~		1	1
3.142% due 04/25/2033 ~		133	134
3.260% (H15T1Y + 2.450%) due 03/25/2035 ~		1,871	1,896
3.312% due 02/25/2033 ~		8	8
3.592% due 02/25/2033 ~		20	19
3.640% due 04/25/2034 ~		569	572
3.670% (H15T1Y + 2.250%) due 02/25/2036 ~		88	88
3.730% due 11/25/2034 ~		1,611	1,575
3.732% due 07/25/2034 ~		610	596
3.796% due 01/25/2034 ~		324	331
3.814% due 01/25/2035 ~		342	336
3.882% due 01/25/2035 ~		143	146
Bear Stearns ALT-A Trust
3.455% due 05/25/2036 ^~		2,780	2,081
3.522% due 05/25/2035 ~		1,764	1,781
3.548% due 09/25/2035 ~		1,040	930
Bear Stearns Structured Products, Inc. Trust
3.202% due 12/26/2046 «~		1,445	1,278
4.009% due 01/26/2036 ~		2,317	2,051
Business Mortgage Finance PLC
2.526% (BP0003M + 2.000%) due 02/15/2041 ~	GBP	3,857	5,106
BX Trust
2.397% (LIBOR01M + 0.920%) due 07/15/2034 ~		$18,700	18,758

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		$7,337	$7,637
Chase Mortgage Finance Trust
3.248% due 01/25/2036 ^~		2,915	2,707
Citigroup Mortgage Loan Trust
3.630% (H15T1Y + 2.400%) due 10/25/2035 ~		212	214
5.500% due 12/25/2035		4,179	3,553
Citigroup Mortgage Loan Trust, Inc.
3.244% due 05/25/2035 ~		879	889
Countrywide Alternative Loan Trust
1.691% (US0001M + 0.190%) due 09/20/2046 ~		9,397	7,826
1.711% (US0001M + 0.210%) due 05/20/2046 ^~		7,835	6,641
1.722% (US0001M + 0.170%) due 05/25/2047 ~		2,570	2,332
1.732% (US0001M + 0.180%) due 05/25/2047 ~		1,613	1,574
1.742% (US0001M + 0.190%) due 09/25/2046 ^~		21,066	18,872
1.752% (US0001M + 0.200%) due 05/25/2036 ~		1,426	1,218
1.831% (US0001M + 0.330%) due 11/20/2035 ~		7,218	6,859
1.852% (US0001M + 0.300%) due 08/25/2035 ~		10,165	9,519
2.552% (US0001M + 1.000%) due 08/25/2035 ^~		4,579	3,330
6.000% due 03/25/2035		18,383	17,405
6.000% due 02/25/2037 ^		9,008	6,747
Countrywide Home Loan Mortgage Pass-Through Trust
3.462% (US0012M + 1.750%) due 02/20/2036 ^~		361	321
3.488% due 11/25/2034 ~		1,320	1,318
3.513% due 02/20/2035 ~		1,443	1,462
6.000% due 03/25/2037 ^		2,224	1,957
Credit Suisse First Boston Mortgage Securities Corp.
5.067% due 06/25/2032 ~		17	17
Deutsche ALT-A Securities, Inc.
1.702% (US0001M + 0.150%) due 03/25/2037 ^~		6,137	5,587
2.052% (US0001M + 0.500%) due 02/25/2035 ~		350	339
Eurosail PLC
0.670% (BP0003M + 0.150%) due 03/13/2045 ~	GBP	2,130	2,832
0.680% (BP0003M + 0.160%) due 03/13/2045 ~		7,821	10,452
First Horizon Alternative Mortgage Securities Trust
3.017% due 08/25/2035 ^~		$3,562	3,228
First Horizon Mortgage Pass-Through Trust
3.330% due 10/25/2035 ^~		3,227	3,105
Fort Cre LLC
3.052% (LIBOR01M + 1.500%) due 05/21/2036 ~		1,926	1,927
Great Hall Mortgages PLC
1.730% (US0003M + 0.130%) due 06/18/2039 ~		4,591	4,502
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		11,100	11,123
3.203% due 02/10/2029		5,700	5,760
3.980% due 02/10/2029		17,850	18,288
GS Mortgage Securities Trust
3.120% due 05/10/2050		13,800	14,023
3.602% due 10/10/2049 ~		3,137	3,142
GSR Mortgage Loan Trust
3.472% due 09/25/2035 ~		2,638	2,700
3.640% due 11/25/2035 ~		649	643
HarborView Mortgage Loan Trust
1.685% (US0001M + 0.190%) due 01/19/2038 ~		4,455	4,221
1.745% (US0001M + 0.250%) due 01/19/2036 ~		9,428	7,453
1.935% (US0001M + 0.440%) due 05/19/2035 ~		414	400

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.155% (US0001M + 0.660%) due 01/19/2035 ~		$3,611	$2,764
2.245% (US0001M + 0.750%) due 10/19/2035 ~		3,418	2,952
3.440% due 12/19/2035 ^~		3,634	3,095
3.591% due 07/19/2035 ~		1,441	1,281
Hilton USA Trust
2.828% due 11/05/2035		15,000	14,857
IndyMac Adjustable Rate Mortgage Trust
2.779% due 01/25/2032 ~		1	1
IndyMac Mortgage Loan Trust
1.722% (US0001M + 0.170%) due 01/25/2037 ~		3,124	2,985
1.762% (US0001M + 0.210%) due 04/25/2046 ~		5,044	4,682
3.401% due 06/25/2036 ~		8,173	7,263
3.664% due 11/25/2037 ~		2,679	2,645
JPMorgan Mortgage Trust
3.300% due 06/25/2035 ~		471	474
3.588% due 10/25/2036 ^~		4,797	4,470
3.654% due 08/25/2034 ~		2,860	2,900
5.750% due 01/25/2036 ^		571	491
Landmark Mortgage Securities PLC
0.664% (BP0003M + 0.280%) due 04/17/2044 ~	GBP	23,034	29,965
Marche Mutui SRL
1.919% (EUR003M + 2.250%) due 01/27/2064 ~	EUR	97	116
MASTR Adjustable Rate Mortgages Trust
1.803% (12MTA + 0.740%) due 01/25/2047 ^~		$3,537	2,756
Merrill Lynch Mortgage Investors Trust
1.802% (US0001M + 0.250%) due 11/25/2035 ~		69	67
2.361% (US0001M + 1.000%) due 10/25/2035 ~		337	324
3.159% due 04/25/2035 ~		3,282	3,171
Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,200	3,247
3.557% due 12/15/2047		7,500	7,806
Morgan Stanley Mortgage Loan Trust
3.339% due 07/25/2035 ^~		3,936	3,688
MSSG Trust
3.397% due 09/13/2039		18,100	18,386
Prime Mortgage Trust
1.952% (US0001M + 0.400%) due 02/25/2034 ~		92	88
2.052% (US0001M + 0.500%) due 02/25/2035 ~		4,093	3,890
RBSSP Resecuritization Trust
3.436% due 12/25/2035 ~		19,247	19,691
Residential Accredit Loans, Inc. Trust
1.652% (US0001M + 0.100%) due 05/25/2037 ~		10,812	9,975
1.737% (US0001M + 0.185%) due 08/25/2036 ~		7,596	6,986
2.952% (US0001M + 1.400%) due 08/25/2036 ^~		5,696	5,206
4.312% due 12/25/2035 ~		572	525
6.000% due 09/25/2036		1,076	961
6.000% due 02/25/2037 ^		25,285	22,765
6.500% due 09/25/2036 ^		6,886	5,201
Residential Asset Securitization Trust
2.002% (US0001M + 0.450%) due 10/25/2035 ~		2,048	1,696
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		2,246	2,203
6.000% due 06/25/2037 ^		3,302	3,172
RFTI Issuer Ltd.
3.227% (LIBOR01M + 1.750%) due 08/15/2030 ~		5,984	5,994
Structured Adjustable Rate Mortgage Loan Trust
1.752% (US0001M + 0.200%) due 04/25/2047 ~		2,396	1,925
Structured Asset Mortgage Investments Trust
1.745% (US0001M + 0.250%) due 07/19/2035 ~		1,663	1,624

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.762% (US0001M + 0.210%) due 09/25/2047 ^~		$3,526	$3,250
2.155% (US0001M + 0.660%) due 09/19/2032 ~		25	25
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.369% due 07/25/2032 ~		3	3
Suntrust Adjustable Rate Mortgage Loan Trust
3.664% due 02/25/2037 ^~		3,126	2,827
Thornburg Mortgage Securities Trust
3.341% (LIBOR01M + 1.250%) due 06/25/2047 ^~		13,601	12,416
3.391% (US0012M + 1.300%) due 03/25/2037 ~		1,598	1,397
Wachovia Mortgage Loan Trust LLC
3.687% due 05/20/2036 ^~		3,556	3,235
WaMu Mortgage Pass-Through Certificates Trust
1.842% (US0001M + 0.290%) due 10/25/2045 ~		393	381
2.052% (US0001M + 0.500%) due 02/25/2045 ~		12,164	11,957
2.263% (12MTA + 1.200%) due 11/25/2042 ~		192	183
2.463% (12MTA + 1.400%) due 08/25/2042 ~		405	394
2.991% due 05/25/2037 ^~		5,422	4,614
2.992% due 12/25/2036 ^~		403	394
3.380% due 07/25/2037 ^~		3,039	2,843
Warwick Finance Residential Mortgages Number Three PLC
0.000% due 12/21/2049 (e)	GBP	0	2,271
1.286% (BP0003M + 0.800%) due 12/21/2049 ~		26,960	36,463
1.986% (BP0003M + 1.500%) due 12/21/2049 ~		2,359	3,196
2.486% (BP0003M + 2.000%) due 12/21/2049 ~		1,179	1,603
2.986% (BP0003M + 2.500%) due 12/21/2049 ~		674	918
3.486% (BP0003M + 3.000%) due 12/21/2049 ~		674	916
Washington Mutual Mortgage Pass-Through Certificates Trust
5.750% due 01/25/2036 ^		$4,988	4,504
Wells Fargo Mortgage-Backed Securities Trust
3.354% due 07/25/2036 ^~		6,289	6,143
3.544% due 03/25/2036 ~		1,152	1,169
3.661% due 01/25/2035 ~		727	743
3.739% due 12/25/2034 ~		599	610

Total Non-Agency Mortgage-Backed Securities (Cost $573,506)			592,105

ASSET-BACKED SECURITIES 12.4%
Accredited Mortgage Loan Trust
1.682% (US0001M + 0.130%) due 02/25/2037 ~		1,594	1,589
1.812% (US0001M + 0.260%) due 09/25/2036 ~		9,905	9,668
ALESCO Preferred Funding Ltd.
2.015% (LIBOR03M + 0.340%) due 09/23/2036 ~		9,004	7,744
2.016% (LIBOR03M + 0.330%) due 12/23/2036 ~		5,978	5,141
2.425% (US0003M + 0.750%) due 09/23/2038 ~		6,365	5,856
Allegro CLO Ltd.
2.598% (US0003M + 1.220%) due 01/30/2026 ~		10,000	10,041
AmeriCredit Automobile Receivables Trust
1.791% (US0001M + 0.300%) due 05/18/2020 ~		2,372	2,373
Anchorage Capital CLO Ltd.
2.518% (US0003M + 1.140%) due 07/28/2026 ~		5,550	5,573
Argent Securities Trust
1.702% (US0001M + 0.150%) due 07/25/2036 ~		20,302	8,746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.742% (US0001M + 0.190%) due 03/25/2036 ~	$7,046	$4,254
Atrium CDO Corp.
2.203% (US0003M + 0.830%) due 04/22/2027 ~	16,700	16,733
Avery Point CLO Ltd.
2.467% (US0003M + 1.100%) due 04/25/2026 ~	12,300	12,330
Bear Stearns Asset-Backed Securities Trust
1.702% (US0001M + 0.150%) due 11/25/2036 ~	14,520	14,175
1.712% (US0001M + 0.160%) due 08/25/2036 ~	1,548	1,681
1.892% (US0001M + 0.340%) due 12/25/2036 ~	12,335	11,223
2.677% (US0001M + 1.125%) due 02/25/2035 ~	8,799	8,864
Cent CLO Ltd.
2.584% (US0003M + 1.210%) due 07/27/2026 ~	17,900	17,972
Chase Issuance Trust
1.777% (LIBOR01M + 0.300%) due 01/18/2022 ~	14,900	14,972
CIFC Funding Ltd.
2.654% (US0003M + 1.200%) due 05/24/2026 ~	20,000	20,109
Citigroup Mortgage Loan Trust
2.172% (US0001M + 0.620%) due 12/25/2035 ~	1,271	1,277
Countrywide Asset-Backed Certificates
1.478% (US0001M + 0.150%) due 01/25/2037 ~	1,346	1,346
1.692% (US0001M + 0.140%) due 06/25/2047 ^~	3,938	3,152
1.722% (US0001M + 0.170%) due 06/25/2037 ~	5,769	5,748
1.772% (US0001M + 0.220%) due 06/25/2047 ~	16,837	15,098
1.782% (US0001M + 0.230%) due 05/25/2037 ~	7,700	5,735
1.952% (US0001M + 0.400%) due 06/25/2036 ~	6,900	6,772
2.302% (US0001M + 0.750%) due 05/25/2034 ~	3,330	3,333
Countrywide Asset-Backed Certificates Trust
2.352% (US0001M + 0.800%) due 08/25/2047 ~	1,888	1,875
Credit Suisse Mortgage Capital Certificates
4.500% due 03/25/2021	16,457	16,629
Credit-Based Asset Servicing and Securitization LLC
1.612% (US0001M + 0.060%) due 11/25/2036 ~	448	294
ECMC Group Student Loan Trust
2.602% (US0001M + 1.050%) due 05/25/2067 ~	10,292	10,392
EMC Mortgage Loan Trust
2.292% (US0001M + 0.740%) due 05/25/2040 ~	126	118
First Franklin Mortgage Loan Trust
2.032% (US0001M + 0.480%) due 12/25/2035 ~	4,345	4,372
2.287% (US0001M + 0.735%) due 09/25/2035 ~	1,138	1,146
Flagship Credit Auto Trust
1.850% due 07/15/2021	4,997	4,986
Flatiron CLO Ltd.
2.533% (US0003M + 1.180%) due 07/17/2026 ~	19,100	19,186
Fremont Home Loan Trust
1.612% (US0001M + 0.060%) due 01/25/2037 ~	82	47
1.962% (US0001M + 0.410%) due 11/25/2035 ~	8,400	7,405
Golden Credit Card Trust
1.877% (LIBOR01M + 0.400%) due 02/15/2021 ~	15,000	15,047

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GoldenTree Loan Opportunities Ltd.
2.748% (US0003M + 1.370%) due 10/29/2026 ~	$6,300	$6,351
GSAA Home Equity Trust
5.995% due 03/25/2046 ^~	10,750	7,556
GSAMP Trust
1.642% (US0001M + 0.090%) due 06/25/2036 ~	4,941	3,248
Halcyon Loan Advisors Funding Ltd.
2.463% (US0003M + 1.100%) due 10/22/2025 ~	22,400	22,398
Hildene CLO Ltd.
2.537% (US0003M + 1.180%) due 07/19/2026 ~	21,900	21,970
Home Equity Loan Trust
1.782% (US0001M + 0.230%) due 04/25/2037 ~	20,000	17,439
Home Equity Mortgage Loan Asset-Backed Trust
1.692% (US0001M + 0.140%) due 11/25/2036 ~	7,902	7,445
Hyundai Auto Lease Securitization Trust
1.757% (US0001M + 0.280%) due 12/16/2019 ~	6,900	6,905
ICG U.S. CLO Ltd.
2.549% (US0003M + 1.190%) due 10/15/2026 ~	18,200	18,280
Jamestown CLO Ltd.
2.197% (US0003M + 0.830%) due 07/25/2027 ~	6,700	6,689
JMP Credit Advisors CLO Ltd.
2.593% (US0003M + 1.240%) due 10/17/2025 ~	10,000	10,055
JPMorgan Mortgage Acquisition Corp.
1.942% (US0001M + 0.390%) due 05/25/2035 ~	4,700	4,645
1.962% (US0001M + 0.410%) due 10/25/2035 ^~	7,500	7,259
JPMorgan Mortgage Acquisition Trust
1.812% (US0001M + 0.260%) due 03/25/2037 ~	2,000	1,950
Lehman XS Trust
1.732% (US0001M + 0.180%) due 06/25/2036 ~	3,490	2,757
Lockwood Grove CLO Ltd.
2.837% (US0003M + 1.470%) due 04/25/2025 ~	15,000	15,114
Long Beach Mortgage Loan Trust
4.552% (US0001M + 3.000%) due 11/25/2032 ~	19	20
MASTR Asset-Backed Securities Trust
1.792% (US0001M + 0.240%) due 03/25/2036 ~	6,633	4,812
1.842% (US0001M + 0.290%) due 12/25/2035 ~	6,323	6,225
Merrill Lynch Mortgage Investors Trust
1.712% (US0001M + 0.160%) due 05/25/2037 ~	25,269	19,615
Morgan Stanley ABS Capital, Inc. Trust
1.802% (US0001M + 0.250%) due 08/25/2036 ~	16,226	10,683
Mountain Hawk CLO Ltd.
2.554% (US0003M + 1.200%) due 04/18/2025 ~	13,000	13,041
Navient Private Education Loan Trust
2.977% (US0001M + 1.500%) due 01/16/2035 ~	7,597	7,645
Nelder Grove CLO Ltd.
2.768% (US0003M + 1.300%) due 08/28/2026 ~	22,900	22,998
Nissan Auto Receivables Owner Trust
1.777% (US0001M + 0.300%) due 04/15/2019 ~	3,399	3,401
NovaStar Mortgage Funding Trust
1.792% (US0001M + 0.240%) due 11/25/2036 ~	3,415	1,698

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OCP CLO Ltd.
2.159% (US0003M + 0.800%) due 07/15/2027 ~		$12,100	$12,086
Option One Mortgage Loan Trust
1.772% (US0001M + 0.220%) due 05/25/2037 ~		13,493	9,931
Option One Mortgage Loan Trust Asset-Backed Certificates
2.012% (US0001M + 0.460%) due 11/25/2035 ~		14,500	13,406
OZLM Funding Ltd.
2.483% (US0003M + 1.130%) due 01/17/2026 ~		12,000	12,058
Popular ABS Mortgage Pass-Through Trust
5.507% due 05/25/2035		9,001	8,087
RAAC Trust
1.892% (US0001M + 0.340%) due 02/25/2036 ~		1,400	1,393
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		21,036	11,762
Residential Asset Securities Corp. Trust
1.712% (US0001M + 0.160%) due 06/25/2036 ~		2,563	2,537
1.792% (US0001M + 0.240%) due 09/25/2036 ~		11,638	11,559
1.802% (US0001M + 0.250%) due 04/25/2037 ~		5,190	5,099
1.882% (LIBOR01M + 0.660%) due 12/25/2035 ~		6,263	5,264
1.952% (US0001M + 0.400%) due 02/25/2036 ~		6,800	6,303
2.422% (US0001M + 0.870%) due 05/25/2035 ~		1,220	1,230
Securitized Asset-Backed Receivables LLC Trust
1.682% (US0001M + 0.130%) due 05/25/2037 ^~		1,361	1,060
SG Mortgage Securities Trust
1.822% (US0001M + 0.270%) due 02/25/2036 ~		2,964	2,063
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	4,294	5,148
2.058% (LIBOR03M + 0.550%) due 12/15/2027 ~		$16,619	16,621
2.138% (US0003M + 0.550%) due 12/15/2025 ~		19,855	19,950
Sound Point CLO Ltd.
2.463% (US0003M + 1.100%) due 01/21/2026 ~		22,300	22,381
Soundview Home Loan Trust
1.662% (US0001M + 0.110%) due 02/25/2037 ~		2,006	778
1.802% (US0001M + 0.250%) due 11/25/2036 ~		32,677	28,832
2.452% (US0001M + 0.900%) due 10/25/2037 ~		23,962	20,174
Specialty Underwriting & Residential Finance Trust
1.702% (US0001M + 0.150%) due 11/25/2037 ~		19,520	13,167
Structured Asset Securities Corp. Mortgage Loan Trust
1.722% (US0001M + 0.170%) due 12/25/2036 ~		9,229	9,035
Sudbury Mill CLO Ltd.
2.503% (US0003M + 1.150%) due 01/17/2026 ~		10,000	10,037
2.523% (US0003M + 1.170%) due 01/17/2026 ~		10,000	10,036
Symphony CLO Ltd.
2.389% (US0003M + 1.030%) due 10/15/2025 ~		18,500	18,528
Telos CLO Ltd.
2.623% (US0003M + 1.270%) due 01/17/2027 ~		9,800	9,837
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037		18,700	18,694
VB-S1 Issuer LLC
6.901% due 06/15/2046		2,500	2,572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Venture CLO Ltd.
2.179% (US0003M + 0.820%) due 04/16/2027 ~		$13,100	$13,100
VOLT LLC
3.125% due 06/25/2047		15,798	15,844
3.250% due 04/25/2059		6,899	6,928
3.500% due 03/25/2047		4,539	4,566
Voya CLO Ltd.
2.236% (US0003M + 0.720%) due 07/25/2026 ~		8,700	8,702
WaMu Asset-Backed Certificates WaMu Trust
1.802% (US0001M + 0.250%) due 04/25/2037 ~		7,225	4,106
Washington Mutual Asset-Backed Certificates Trust
1.792% (US0001M + 0.240%) due 05/25/2036 ~		10,987	9,755
Wells Fargo Home Equity Asset-Backed Securities Trust
2.437% (US0001M + 0.885%) due 11/25/2035 ~		1,800	1,816

Total Asset-Backed Securities (Cost $874,820)			927,646

SOVEREIGN ISSUES 5.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	300	365
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (e)	BRL	95,000	28,190
0.000% due 10/01/2018 (e)		771,000	221,416
Development Bank of Japan, Inc.
2.125% due 09/01/2022		$18,800	18,419
Italy Buoni Poliennali Del Tesoro
0.750% due 01/15/2018	EUR	8,800	10,564
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		$22,300	22,182
Japan International Cooperation Agency
2.750% due 04/27/2027		14,600	14,423
Province of Ontario
1.650% due 09/27/2019		2,800	2,776
3.000% due 07/16/2018		3,700	3,723
3.150% due 06/02/2022	CAD	7,600	6,290
4.000% due 10/07/2019		$700	722
4.000% due 06/02/2021	CAD	21,400	18,112
4.200% due 03/08/2018		1,100	880
4.200% due 06/02/2020		12,500	10,479
4.400% due 06/02/2019		5,600	4,621
4.400% due 04/14/2020		$600	629
5.500% due 06/02/2018	CAD	2,300	1,861
Province of Quebec
2.750% due 08/25/2021		$17,100	17,290
3.500% due 07/29/2020		3,000	3,094
3.500% due 12/01/2022	CAD	6,300	5,306
3.750% due 09/01/2024		4,800	4,131
4.500% due 12/01/2020		2,500	2,130

Total Sovereign Issues (Cost $415,270)			397,603

SHORT-TERM INSTRUMENTS 13.1%

CERTIFICATES OF DEPOSIT 1.1%
Barclays Bank PLC
1.940% due 09/04/2018		$66,800	66,808
2.060% due 03/16/2018		14,100	14,114

			80,922

COMMERCIAL PAPER 2.0%
Bank of Montreal
1.285% due 01/19/2018	CAD	18,000	14,309
Bank of Nova Scotia
1.279% due 01/25/2018		7,200	5,722
1.316% due 01/31/2018		5,400	4,291
Electricite de France S.A.
1.870% due 01/09/2018		$28,000	27,985
Enterprise Products Operating LLC
1.550% due 01/16/2018		5,900	5,895

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hewlett Packard Enterprise Co.
1.630% due 01/04/2018		$18,700	$18,696
Mondelez International, Inc.
1.500% due 01/03/2018		40,500	40,491
Spectra Energy Partners LP
1.750% due 01/11/2018		16,000	15,990
Thomson Reuters Corp.
1.650% due 02/20/2018		18,700	18,651

			152,030

REPURCHASE AGREEMENTS (j) 0.1%
			3,964

SHORT-TERM NOTES 0.0%
Nigeria Open Market Operation Bills
19.366% due 06/07/2018	NGN	396,000	1,034

ARGENTINA TREASURY BILLS 0.6%
3.069% due 04/13/2018 - 11/16/2018 (d)(e)		$44,600	43,650

FRANCE TREASURY BILLS 0.6%
(1.097)% due 01/24/2018 - 01/31/2018 (d)(e)	EUR	41,000	49,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 0.6%
1.651% due 02/09/2018 - 03/16/2018 (d)(e)	EUR	38,300	$45,830

JAPAN TREASURY BILLS 7.2%
(0.221)% due 02/05/2018 - 03/26/2018 (d)(e)	JPY	61,330,000	544,392

NIGERIA TREASURY BILLS 0.1%
19.401% due 06/14/2018 (e)(d)	NGN	2,480,000	6,447

U.K. TREASURY BILLS 0.5%
(0.080)% due 01/22/2018 (e)(f)	GBP	27,900	37,666

U.S. TREASURY BILLS 0.3%
1.163% due 01/04/2018 - 03/01/2018 (d)(e)(k)(m)(o)		$25,147	25,127

Total Short-Term Instruments (Cost $983,962)			990,284

Total Investments in Securities (Cost $10,040,247)			10,249,365

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%
PIMCO Short Asset Portfolio	22,016,572	$220,408
PIMCO Short-Term Floating NAV Portfolio III	2,692,166	26,612

Total Short-Term Instruments (Cost $247,000)		247,020

Total Investments in Affiliates (Cost $247,000)		247,020

Total Investments 140.0% (Cost $10,287,247)		$10,496,385

Financial Derivative Instruments (l)(n) (1.3)% (Cost or Premiums, net $(24,563))		(99,791)

Other Assets and Liabilities, net (38.7)%		(2,901,563)

Net Assets 100.0%		$7,495,031

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$3,964	U.S. Treasury Notes 1.375% due 06/30/2023	$(4,045)	$3,964	$3,964

Total Repurchase Agreements						$(4,045)	$3,964	$3,964

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	1.450%	11/17/2017	02/15/2018	$(16,660)	$(16,691)
BSN	1.520	12/06/2017	01/18/2018	(78,313)	(78,402)
JPS	1.460	11/15/2017	02/15/2018	(99,500)	(99,694)
	1.530	12/11/2017	03/12/2018	(74,531)	(74,601)
	1.650	12/11/2017	01/11/2018	(92,286)	(92,378)
RCY	1.510	12/06/2017	02/06/2018	(3,482)	(3,486)

Total Reverse Repurchase Agreements					$(365,252)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	1.470%	12/07/2017	01/18/2018	$(42,350)	$(42,322)
UBS	1.370	11/10/2017	02/07/2018	(50,404)	(50,335)

Total Sale-Buyback Transactions					$(92,657)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(16,691)	$0	$(16,691)	$16,807	$116
BSN	0	(78,402)	0	(78,402)	78,135	(267)
FICC	3,964	0	0	3,964	(4,045)	(81)
JPS	0	(266,673)	0	(266,673)	268,445	1,772
RCY	0	(3,486)	0	(3,486)	3,450	(36)

Master Securities Forward Transaction Agreement
GSC	0	0	(42,322)	(42,322)	42,004	(318)
UBS	0	0	(50,335)	(50,335)	50,262	(73)

Total Borrowings and Other Financing Transactions	$3,964	$(365,252)	$(92,657)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(92,378)	$0	$0	$(92,378)
U.S. Treasury Obligations	0	(78,402)	(194,472)	0	(272,874)

Total	$0	$(170,780)	$(194,472)	$0	$(365,252)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(42,322)	(50,335)	0	(92,657)

Total	$0	$(42,322)	$(50,335)	$0	$(92,657)

Total Borrowings	$0	$(213,102)	$(244,807)	$0	$(457,909)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(457,909)

(k)	Securities with an aggregate market value of $459,453 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(233,878) at a weighted average interest rate of 1.166%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(97) of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$108.500	02/23/2018	10,000	$10,000	$85	$10
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/23/2018	374	374	3	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.500	02/23/2018	7,000	7,000	60	7
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	3,568	8,920	0	468

					$148	$486

Total Purchased Options					$148	$486

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	3,568	$	8,920	$0	$(22)

Total Written Options						$0	$(22)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2018	3,816	EUR	1,148,205	$(62)	$0	$(57)
3-Month Euribor March Futures	03/2018	6,879		2,070,044	(84)	0	(105)
90-Day Eurodollar March Futures	03/2018	1,040	$	255,424	(28)	13	0
Australia Government 10-Year Bond March Futures	03/2018	2	AUD	202	(1)	1	0
Euro-Bund 10-Year Bond March Futures	03/2018	924	EUR	179,248	(606)	0	(771)
Put Options Strike @ EUR 149.000 on Euro-Bund 10-Year Bond March Futures	02/2018	2,370		28	(2)	0	0
U.S. Treasury 5-Year Note March Futures	03/2018	14,698	$	1,707,379	(8,746)	1,378	0
U.S. Treasury 10-Year Note March Futures	03/2018	6,957		862,994	(4,585)	1,413	0

					$(14,114)	$2,805	$(933)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,624	$	(396,540)	$791	$0	$(81)
90-Day Eurodollar June Futures	06/2018	276		(67,672)	239	0	(7)
90-Day Eurodollar June Futures	06/2019	1,580		(386,073)	1,008	0	(59)
90-Day Eurodollar March Futures	03/2019	749		(183,121)	940	0	(28)
90-Day Eurodollar March Futures	03/2020	721		(176,032)	344	0	(36)
90-Day Eurodollar September Futures	09/2019	2,507		(612,366)	1,645	0	(94)
Canada Government 10-Year Bond March Futures	03/2018	699	CAD	(74,949)	745	367	0
Euro-Bobl March Futures	03/2018	717	EUR	(113,223)	597	69	0
Euro-BTP Italy Government Bond March Futures	03/2018	755		(123,327)	2,296	1,060	0
Euro-OAT France Government 10-Year Bond March Futures	03/2018	3,475		(647,019)	8,224	3,919	0
Euro-Schatz March Futures	03/2018	702		(94,316)	109	4	(17)
U.S. Treasury 30-Year Bond March Futures	03/2018	1,860	$	(284,580)	(321)	0	(523)
United Kingdom Long Gilt March Futures	03/2018	908	GBP	(153,438)	(1,012)	331	(111)

					$15,605	$5,750	$(956)

Total Futures Contracts					$1,491	$8,555	$(1,889)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Morgan Stanley	1.000%	Quarterly	12/20/2020	0.341%		$12,100	$201	$35	$236	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2022	0.841	EUR	15,000	(732)	866	134	0	(5)

							$(531)	$901	$370	$0	$(5)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	8.180%	Maturity	01/02/2020	BRL	638,800	$(36)	$752	$716	$0	$(24)
Pay	1-Year BRL-CDI	8.220	Maturity	01/02/2020		1,081,100	(407)	1,852	1,445	0	(40)
Pay	1-Year BRL-CDI	8.225	Maturity	01/02/2020		153,000	0	209	209	0	(6)
Pay	1-Year BRL-CDI	8.493	Maturity	01/02/2020		295,200	0	782	782	0	(10)
Pay	1-Year BRL-CDI	10.060	Maturity	01/02/2023		285,900	273	619	892	0	(49)
Receive	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046	CAD	5,800	712	79	791	70	0
Pay	3-Month USD-LIBOR	1.951	Semi-Annual	12/05/2019		$642,800	0	(950)	(950)	220	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		204,200	(5,886)	4,343	(1,543)	0	(377)
Receive	3-Month USD-LIBOR	2.532	Semi-Annual	12/05/2047		59,300	0	(5)	(5)	0	(185)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		18,500	(415)	(318)	(733)	0	(68)
Pay(4)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048	EUR	17,900	(631)	571	(60)	0	(124)
Receive(4)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023	GBP	80,300	(733)	1,093	360	11	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028		144,500	(4,246)	532	(3,714)	352	0
Receive(4)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		28,100	(1,948)	(1,061)	(3,009)	108	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	35,690,000	(2,183)	496	(1,687)	100	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		40,050,000	(2,342)	449	(1,893)	278	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	409	34	26	0

							$(18,217)	$9,852	$(8,365)	$1,165	$(883)

Total Swap Agreements							$(18,748)	$10,753	$(7,995)	$1,165	$(888)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$486	$8,555	$1,165	$10,206		$(22)		$(1,889)		$(888)	$(2,799)

(m)	Securities with an aggregate market value of $75,079 and cash of $9,976 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	124,878		$37,750	$104	$0
	01/2018	DKK	544,086		84,223	0	(3,466)
	01/2018		$38,033	BRL	124,878	0	(386)
	01/2018		13,082	MXN	248,183	0	(508)
	02/2018	EUR	43,388		$50,858	0	(1,330)
	03/2018	JPY	270,000		2,411	4	0
	03/2018	SGD	51,940		38,185	0	(691)
	04/2018	DKK	1,162,172		170,379	0	(18,022)
	04/2018		$59,295	DKK	371,284	895	0
	04/2018		27,444	RUB	1,641,438	665	0
	07/2018	DKK	121,255		$18,750	0	(1,030)
	10/2018	BRL	131,200		38,703	326	0
BPS	01/2018		163,657		51,694	2,388	(31)
	01/2018	TRY	1,220		311	0	(9)
	01/2018		$49,473	BRL	163,657	0	(136)
	01/2018		124	DKK	810	7	0
	02/2018	GBP	89,195		$117,608	0	(2,984)
	02/2018		$106,048	JPY	11,884,800	0	(358)
	02/2018		187	ZAR	2,551	18	0
	03/2018	MXN	855,600		$40,915	0	(2,154)
	03/2018		$45,239	MXN	855,600	0	(2,170)
	04/2018	DKK	1,403,158		$207,043	0	(20,424)
	04/2018		$12,837	RUB	766,544	290	0
	07/2018	DKK	148,689		$22,287	0	(1,968)
BRC	01/2018	GBP	27,900		37,416	0	(276)
	01/2018	MXN	99,016		5,179	163	0
	01/2018	TWD	240,931		8,132	24	0
	03/2018		$17,714	SGD	24,106	329	0
	03/2018		8,203	TWD	240,931	0	(17)
CBK	01/2018	BRL	227,110		$68,655	188	0
	01/2018		$70,094	BRL	227,110	0	(1,627)
	02/2018	ILS	1,659		$474	0	(3)
	02/2018	JPY	71,399,900		634,803	859	(996)
	02/2018		$32,683	BRL	108,588	0	(57)
	02/2018		1,244	EUR	1,053	23	0
	03/2018	JPY	360,000		$3,214	6	0
	03/2018	TWD	1,277,549		42,677	0	(732)
	03/2018		$20,227	SGD	27,480	342	0
	03/2018		9,766	TWD	293,378	202	0
	04/2018	BRL	55,900		$16,874	187	0
	07/2018	DKK	388,878		59,860	0	(3,576)
DUB	02/2018	SEK	640,635		76,298	0	(1,997)
	03/2018	KRW	233,521,686		209,964	0	(9,023)
FBF	01/2018	BRL	25,770		7,790	21	0
	01/2018		$7,810	BRL	25,770	0	(41)
	01/2018		18,577	CAD	23,807	366	0
	02/2018	JPY	939,300		$8,410	57	0
	03/2018		$4,865	TWD	145,118	66	0
GLM	01/2018	BRL	150,877		$45,314	33	(204)
	01/2018	MXN	366,573		19,212	640	0
	01/2018		$45,610	BRL	150,877	0	(125)
	02/2018	GBP	130,628		$173,497	88	(3,201)
	02/2018	JPY	22,931,400		203,811	30	(144)
	02/2018		$38,775	BRL	129,793	222	0
	02/2018		51,085	EUR	42,838	442	0
	03/2018	CNH	1,796		$269	0	(6)
	03/2018	EUR	25,500		30,201	0	(526)
	04/2018	DKK	501,039		73,976	0	(7,248)
HUS	01/2018	BRL	258,200		76,739	0	(1,100)
	01/2018	CAD	18,000		14,034	0	(290)
	01/2018	MXN	366,064		19,091	544	0
	01/2018		$78,053	BRL	258,200	0	(214)
	01/2018		11,222	RUB	663,445	274	0
	02/2018	JPY	23,765,500		$210,877	0	(466)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2018		$1,170	EUR	987	$17	$0
	02/2018		1,034	JPY	116,700	4	0
	03/2018		19,125	RUB	1,133,791	348	0
	03/2018		25,704	TWD	769,690	449	0
	04/2018	BRL	264,800		$77,899	0	(1,147)
	04/2018	DKK	227,049		33,800	0	(3,008)
	04/2018		$25,445	RUB	1,515,002	499	0
JPM	01/2018	AUD	1,063		$804	0	(25)
	01/2018	BRL	173,043		49,141	50	(3,076)
	01/2018	CAD	9,571		7,590	0	(26)
	01/2018	EUR	38,000		45,201	0	(460)
	01/2018	NZD	2,408		1,648	0	(58)
	01/2018		$53,441	BRL	173,043	38	(1,312)
	01/2018		17,038	CAD	21,909	395	0
	02/2018	EUR	56,095		$67,033	0	(439)
	02/2018	GBP	27,600		36,706	0	(609)
	02/2018	JPY	14,963,800		133,872	920	(117)
	02/2018	SEK	507,235		60,361	0	(1,631)
	02/2018		$16,263	EUR	13,680	191	0
	02/2018		128,049	GBP	95,435	980	0
	02/2018		312,284	JPY	34,813,100	0	(2,697)
	04/2018	BRL	37,900		$11,946	632	0
	04/2018	DKK	527,463		82,637	0	(2,870)
	06/2018	NGN	1,167,305		3,100	32	0
	07/2018	DKK	133,980		20,186	0	(1,671)
	07/2018		$63,523	DKK	396,401	1,140	0
	10/2018	BRL	220,200		$65,780	1,369	0
MSB	01/2018		325,000		98,250	273	0
	01/2018	CAD	105,800		82,416	0	(1,769)
	01/2018	DKK	292,617		42,956	0	(4,204)
	01/2018		$100,919	BRL	325,000	0	(2,942)
	02/2018	EUR	2,669		$3,154	0	(57)
	02/2018	JPY	1,480,000		13,065	0	(96)
	02/2018		$15,895	EUR	13,364	180	0
	02/2018		1,203	GBP	898	11	0
	03/2018	JPY	20,000		$179	0	0
	03/2018	THB	32,948		995	0	(17)
	03/2018		$7,226	RUB	435,996	262	0
	10/2018	BRL	340,000		$102,210	2,755	0
NGF	01/2018		261,000		76,905	0	(1,778)
	01/2018		$79,540	BRL	261,000	0	(857)
	01/2018		33,962	MXN	667,590	0	(139)
	01/2018		17,752	TWD	531,284	148	0
	03/2018	TWD	5,810,065		$193,895	0	(3,521)
	03/2018		$58,047	TWD	1,739,585	1,061	0
	10/2018	BRL	79,600		$23,938	654	0
RBC	01/2018	CAD	12,600		9,910	0	(118)
SCX	01/2018	MXN	85,082		4,418	107	0
	02/2018	EUR	14,411		16,993	0	(341)
	03/2018		$326	INR	21,537	9	0
	03/2018		1,156	RUB	69,210	33	0
	06/2018	NGN	1,544,165		$4,098	37	0
SOG	01/2018	EUR	11,800		14,031	0	(141)
	03/2018		$8,535	TWD	254,263	104	0
TOR	01/2018	DKK	109,139		$16,162	0	(1,428)
	04/2018		393,900		57,600	0	(6,255)
UAG	01/2018		102,158		16,236	0	(228)
	01/2018		$59,297	DKK	371,440	567	0
	01/2018		52,445	GBP	39,400	763	0
	02/2018	JPY	2,210,000		$19,562	0	(82)
	02/2018		$20,261	EUR	17,012	202	0
	02/2018		7,712	GBP	5,751	64	0
	03/2018	EUR	6,300		$7,480	0	(111)

Total Forward Foreign Currency Contracts						$24,097	$(130,766)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	24,100	$1,157	$965
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019		25,300	1,194	1,016
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	08/20/2018		15,000	1,592	205
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		13,100	1,281	172
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		6,100	293	246
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		12,800	1,280	190

								$6,797	$2,794

Total Purchased Options								$6,797	$2,794

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus RUB	RUB	60.173	01/12/2018	$	28,900	$(219)	$(12)
CBK	Call - OTC USD versus RUB		60.850	02/02/2018		14,500	(125)	(26)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		22,000	(1,172)	0
	Call - OTC USD versus BRL		3.480	01/30/2018		21,200	(217)	(61)
GLM	Call - OTC USD versus BRL		3.400	01/03/2018		13,700	(132)	(2)
	Call - OTC USD versus BRL		3.400	01/18/2018		41,000	(410)	(152)
	Call - OTC USD versus BRL		3.380	01/29/2018		23,000	(239)	(176)
	Put - OTC USD versus MXN	MXN	18.800	01/11/2018		41,100	(277)	(7)
	Call - OTC USD versus RUB	RUB	62.000	01/16/2018		20,950	(195)	(5)
MSB	Call - OTC USD versus BRL	BRL	3.370	01/10/2018		5,400	(41)	(15)
SCX	Call - OTC USD versus RUB	RUB	61.250	02/06/2018		20,100	(174)	(36)

							$(3,201)	$(492)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	0

						$(788)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$	105,900	$(1,157)	$(1,046)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019		111,200	(1,193)	(1,103)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		123,500	(2,876)	(228)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		26,800	(292)	(266)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		56,500	(1,260)	(104)

								$(6,778)	$(2,747)

Total Written Options								$(10,767)	$(3,239)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2018	0.526%	$	700	$(101)	$103	$2	$0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.918		6,200	(642)	654	12	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.039		500	(77)	77	0	0
BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.918		2,300	(347)	351	4	0
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.918		2,400	(264)	269	5	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.039		400	(64)	64	0	0
HUS	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.039		1,500	(274)	273	0	(1)

								$(1,769)	$1,791	$23	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	10,371	$(224)	$292	$68	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.700%	Monthly	04/05/2018	$	180,000	$0	$(113)	$0	$(113)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Monthly	04/19/2018		120,000	0	(61)	0	(61)

								$0	$(174)	$0	$(174)

Total Swap Agreements								$(1,993)	$1,909	$91	$(175)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1,994	$1,981	$0	$3,975	$(25,433)	$(2,161)	$0	$(27,594)	$(23,619)	$23,112	$(507)
BPS	2,703	0	14	2,717	(30,234)	0	0	(30,234)	(27,517)	26,649	(868)
BRC	516	0	4	520	(293)	0	0	(293)	227	(260)	(33)
CBK	1,807	0	0	1,807	(6,991)	(26)	0	(7,017)	(5,210)	3,554	(1,656)
DUB	0	0	68	68	(11,020)	0	0	(11,020)	(10,952)	9,899	(1,053)
FBF	510	0	0	510	(41)	(61)	0	(102)	408	(260)	148
GLM	1,455	623	0	2,078	(11,454)	(836)	0	(12,290)	(10,212)	8,952	(1,260)
GST	0	0	5	5	0	0	0	0	5	0	5
HUS	2,135	0	0	2,135	(6,225)	0	(1)	(6,226)	(4,091)	3,686	(405)
JPM	5,747	0	0	5,747	(14,991)	0	0	(14,991)	(9,244)	9,696	452
JPS	0	0	0	0	0	0	(174)	(174)	(174)	0	(174)
MSB	3,481	0	0	3,481	(9,085)	(15)	0	(9,100)	(5,619)	5,685	66
MYC	0	190	0	190	0	(104)	0	(104)	86	(411)	(325)
NGF	1,863	0	0	1,863	(6,295)	0	0	(6,295)	(4,432)	4,172	(260)
RBC	0	0	0	0	(118)	0	0	(118)	(118)	0	(118)
RYL	0	0	0	0	0	0	0	0	0	(40)	(40)
SCX	186	0	0	186	(341)	(36)	0	(377)	(191)	212	21
SOG	104	0	0	104	(141)	0	0	(141)	(37)	0	(37)
TOR	0	0	0	0	(7,683)	0	0	(7,683)	(7,683)	7,450	(233)
UAG	1,596	0	0	1,596	(421)	0	0	(421)	1,175	(680)	495

Total Over the Counter	$24,097	$2,794	$91	$26,982	$(130,766)	$(3,239)	$(175)	$(134,180)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(o)	Securities with an aggregate market value of $103,068 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$486	$486
Futures	0	0	0	0	8,555	8,555
Swap Agreements	0	0	0	0	1,165	1,165

	$0	$0	$0	$0	$10,206	$10,206

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,097	$0	$24,097
Purchased Options	0	0	0	0	2,794	2,794
Swap Agreements	0	91	0	0	0	91

	$0	$91	$0	$24,097	$2,794	$26,982

	$0	$91	$0	$24,097	$13,000	$37,188

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$22	$22
Futures	0	0	0	0	1,889	1,889
Swap Agreements	0	5	0	0	883	888

	$0	$5	$0	$0	$2,794	$2,799

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$130,766	$0	$130,766
Written Options	0	0	0	492	2,747	3,239
Swap Agreements	0	1	0	0	174	175

	$0	$1	$0	$131,258	$2,921	$134,180

	$0	$6	$0	$131,258	$5,715	$136,979

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,637)	$(1,637)
Written Options	0	0	0	0	1,758	1,758
Futures	0	0	0	0	14,526	14,526
Swap Agreements	0	1,847	0	0	(15,649)	(13,802)

	$0	$1,847	$0	$0	$(1,002)	$845

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,602	$0	$3,602
Purchased Options	0	0	0	0	(2,822)	(2,822)
Written Options	0	0	0	10,664	8,443	19,107
Swap Agreements	0	3,783	0	0	0	3,783

	$0	$3,783	$0	$14,266	$5,621	$23,670

	$0	$5,630	$0	$14,266	$4,619	$24,515

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$441	$441
Written Options	0	0	0	0	(22)	(22)
Futures	0	0	0	0	19,643	19,643
Swap Agreements	0	353	0	0	(4,424)	(4,071)

	$0	$353	$0	$0	$15,638	$15,991

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(153,742)	$0	$(153,742)
Purchased Options	0	0	0	0	(1,017)	(1,017)
Written Options	0	0	0	311	(680)	(369)
Swap Agreements	0	(2,233)	0	0	(174)	(2,407)

	$0	$(2,233)	$0	$(153,431)	$(1,871)	$(157,535)

	$0	$(1,880)	$0	$(153,431)	$13,767	$(141,544)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$65,326	$0	$65,326
Corporate Bonds & Notes
Banking & Finance	0	2,451,292	0	2,451,292
Industrials	0	157,778	0	157,778
Utilities	0	150,518	11,499	162,017
Municipal Bonds & Notes
California	0	6,251	0	6,251
Illinois	0	15,901	0	15,901
Iowa	0	442	0	442
New Jersey	0	9,894	0	9,894
U.S. Government Agencies	0	2,847,817	0	2,847,817
U.S. Treasury Obligations	0	1,625,009	0	1,625,009
Non-Agency Mortgage-Backed Securities	0	590,827	1,278	592,105
Asset-Backed Securities	0	927,646	0	927,646
Sovereign Issues	0	397,603	0	397,603
Corporate Bonds & Notes	0	0	0	0
Short-Term Instruments
Certificates of Deposit	0	80,922	0	80,922

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Commercial Paper	$0	$152,030	$0	$152,030
Repurchase Agreements	0	3,964	0	3,964
Short-Term Notes	0	1,034	0	1,034
Argentina Treasury Bills	0	43,650	0	43,650
France Treasury Bills	0	49,222	0	49,222
Greece Treasury Bills	0	45,830	0	45,830
Japan Treasury Bills	0	544,392	0	544,392
Nigeria Treasury Bills	0	6,447	0	6,447
U.K. Treasury Bills	0	37,666	0	37,666
U.S. Treasury Bills	0	25,127	0	25,127

	$0	$10,236,588	$12,777	$10,249,365

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$247,020	$0	$0	$247,020

Total Investments	$247,020	$10,236,588	$12,777	$10,496,385

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,023	1,183	0	10,206
Over the counter	0	26,982	0	26,982

	$9,023	$28,165	$0	$37,188

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1,911)	$(888)	$0	$(2,799)
Over the counter	0	(134,180)	0	(134,180)

	$(1,911)	$(135,068)	$0	$(136,979)

Total Financial Derivative Instruments	$7,112	$(106,903)	$0	$(99,791)

Totals	$254,132	$10,129,685	$12,777	$10,396,594

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$220,397	$0	$0	$11	$220,408	$1,638	$59

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$364,854	$3,958,084	$(4,296,300)	$(38)	$12	$26,612	$3,122	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had $30,000,000 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2017 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market

ANNUAL REPORT	DECEMBER 31, 2017	43

Notes to Financial Statements (Cont.)

value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$87,297	$93,254

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$50,867,450	$52,439,374	$2,517,127	$1,618,934

ANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,046	$22,228	7,219	$78,072
Administrative Class	42,421	460,296	68,718	742,748
Advisor Class	30,730	332,911	33,118	355,958
Issued as reinvestment of distributions
Institutional Class	179	1,947	187	2,019
Administrative Class	8,401	91,410	9,697	104,630
Advisor Class	5,060	55,074	4,922	53,108
Cost of shares redeemed
Institutional Class	(3,325)	(36,182)	(6,275)	(67,918)
Administrative Class	(87,743)	(947,606)	(112,204)	(1,212,708)
Advisor Class	(18,622)	(202,530)	(31,423)	(337,403)
Net increase (decrease) resulting from Portfolio share transactions	(20,853)	$(222,452)	(26,041)	$(281,494)

As of December 31, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 26% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Total Return Portfolio	$78,523	$0	$107,416	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Total Return Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Total Return Portfolio	$10,276,640	$334,511	$(228,004)	$106,507

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Total Return Portfolio	$148,433	$0	$0	$159,759	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GSC	Goldman Sachs & Co.	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	SEK	Swedish Krona
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	South Korean Won	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	NGN	Nigerian Naira	TWD	Taiwanese Dollar
EUR	Euro	NZD	New Zealand Dollar	USD (or $)	United States Dollar
GBP	British Pound	RUB	Russian Ruble	ZAR	South African Rand
ILS	Israeli Shekel

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
CMBX	Commercial Mortgage-Backed Index	LIBOR01M	1 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR	US0012M	12 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MTGEFNCL	FNMA 30-Year Coupon Index	USSW10	10 Year USSW Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles
BTP	Buoni del Tesoro Poliennali	EURIBOR	Euro Interbank Offered Rate	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2017	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Total Return Portfolio	0.00%	0.00%	$148,433	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	51

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	53

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT18AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Unconstrained Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Unconstrained Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Unconstrained Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

U.S. Treasury Obligations	49.1%
Asset-Backed Securities	22.2%
Corporate Bonds & Notes	15.4%
Non-Agency Mortgage-Backed Securities	6.2%
Sovereign Issues	2.8%
Short-Term Instruments‡	2.1%
U.S. Government Agencies	1.4%
Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Years	Inception≈
PIMCO Unconstrained Bond Portfolio Institutional Class	5.16%	2.11%	2.83%
PIMCO Unconstrained Bond Portfolio Class M	4.69%	—	2.16%
PIMCO Unconstrained Bond Portfolio Administrative Class	5.01%	1.96%	2.44%
PIMCO Unconstrained Bond Portfolio Advisor Class	4.90%	—	1.59%
3 Month USD LIBOR Index±	1.20%	0.54%	0.50%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.86% for Institutional Class shares, 1.31% for Class M shares, 1.01% for Administrative Class shares, and 1.11% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long exposure to non-agency mortgages contributed to performance. The BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»

Short positions in U.S. nominal rates over most of the reporting period, primarily the 2-year portion of the yield curve, contributed to performance, as yields rose at the 2-year portion of the yield curve.

»	Long exposure to high yield corporate debt contributed to performance, as the total return of the Bank of America Merrill Lynch US High Yield Index increased.

»	Short exposure to Asian currencies, such as the Singapore dollar, Korean won, and Taiwanese dollar, detracted from performance, as these currencies appreciated against the U.S. dollar.

»	Short exposure to U.K. interest rates detracted from performance as U.K yields fell over the period.

»	Long positions in the Argentine peso detracted from performance in the latter part of the year, as the currency depreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Unconstrained Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,019.10	$4.76	$1,000.00	$1,020.36	$4.76	0.94%
Class M	1,000.00	1,016.90	7.03	1,000.00	1,018.10	7.03	1.39
Administrative Class	1,000.00	1,018.40	5.52	1,000.00	1,019.60	5.52	1.09
Advisor Class	1,000.00	1,017.90	6.05	1,000.00	1,019.10	6.02	1.19

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Unconstrained Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$10.21	$0.28	$0.24	$0.52	$(0.19)	$0.00	$(0.19)
12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)
12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)
12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	(0.13)
12/31/2013	10.46	0.18	(0.28)	(0.10)	(0.07)	(0.04)	(0.11)
Class M
12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)
12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)
12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)
10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	(0.02)
Administrative Class
12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)
12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)
12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)
12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	(0.11)
12/31/2013	10.46	0.17	(0.28)	(0.11)	(0.06)	(0.04)	(0.10)
Advisor Class
12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)
12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)
12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)
12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	(0.10)
04/30/2013 - 12/31/2013	10.64	0.14	(0.46)	(0.32)	(0.03)	(0.04)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Portfolio’s investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.54	5.16%	$30,451	0.92	%(c)	0.92	%(c)	0.89	%(c)	0.89	%(c)	2.70%		210%
10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02		364
9.92	(1.53)	15,902	0.91		0.91		0.90		0.90		2.83		414
10.45	3.20	374	0.90		0.90		0.90		0.90		1.32		255
10.25	(0.97)	866	0.90		0.90		0.90		0.90		1.77		928

10.54	4.69	685	1.37	(c)	1.37	(c)	1.34	(c)	1.34	(c)	2.13		210
10.21	4.42	672	1.36		1.36		1.35		1.35		2.53		364
9.92	(1.96)	345	1.36		1.36		1.35		1.35		2.37		414
10.45	(0.17)	15	1.35	*	1.35	*	1.35	*	1.35	*	2.42	*	255

10.54	5.01	281,332	1.07	(c)	1.07	(c)	1.04	(c)	1.04	(c)	2.43		210
10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87		364
9.92	(1.68)	263,768	1.06		1.06		1.05		1.05		2.50		414
10.45	3.04	288,528	1.05		1.05		1.05		1.05		1.25		255
10.25	(1.12)	404,497	1.05		1.05		1.05		1.05		1.59		928

10.54	4.90	12,874	1.17	(c)	1.17	(c)	1.14	(c)	1.14	(c)	2.34		210
10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76		364
9.92	(1.78)	9,126	1.16		1.16		1.15		1.15		2.47		414
10.45	2.94	4,805	1.15		1.15		1.15		1.15		1.53		255
10.25	(3.02)	285	1.12	*	1.15	*	1.12	*	1.15	*	2.04	*	928

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments at value
Investments in securities	$325,530
Investments in Affiliates	2,807
Financial Derivative Instruments
Exchange-traded or centrally cleared	120
Over the counter	615
Deposits with counterparty	1,226
Foreign currency, at value	865
Receivable for investments sold	10
Receivable for TBA investments sold	8,211
Receivable for Portfolio shares sold	83
Interest and/or dividends receivable	1,643
Dividends receivable from Affiliates	11
Total Assets	341,121

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$213
Over the counter	1,581
Payable for investments purchased	453
Payable for investments in Affiliates purchased	11
Payable for TBA investments purchased	12,838
Deposits from counterparty	260
Payable for Portfolio shares redeemed	121
Overdraft due to custodian	17
Accrued investment advisory fees	157
Accrued supervisory and administrative fees	86
Accrued distribution fees	3
Accrued servicing fees	37
Other liabilities	2
Total Liabilities	15,779

Net Assets	$325,342

Net Assets Consist of:
Paid in capital	$310,877
Undistributed (overdistributed) net investment income	7,442
Accumulated undistributed net realized gain (loss)	(5,419)
Net unrealized appreciation (depreciation)	12,442

Net Assets	$325,342

Net Assets:
Institutional Class	$30,451
Class M	685
Administrative Class	281,332
Advisor Class	12,874

Shares Issued and Outstanding:
Institutional Class	2,889
Class M	65
Administrative Class	26,695
Advisor Class	1,222

Net Asset Value Per Share Outstanding:
Institutional Class	$10.54
Class M	10.54
Administrative Class	10.54
Advisor Class	10.54

Cost of investments in securities	$317,440
Cost of investments in Affiliates	$2,806
Cost of foreign currency held	$866
Cost or premiums of financial derivative instruments, net	$(678)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest, net of foreign taxes*	$10,855
Dividends	15
Dividends from Investments in Affiliates	212
Total Income	11,082

Expenses:
Investment advisory fees	1,855
Supervisory and administrative fees	948
Distribution and/or servicing fees - Class M	3
Servicing fees - Administrative Class	426
Distribution and/or servicing fees - Advisor Class	31
Trustee fees	8
Interest expense	110
Total Expenses	3,381

Net Investment Income (Loss)	7,701

Net Realized Gain (Loss):
Investments in securities	(376)
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	1,961
Over the counter financial derivative instruments	3,514
Foreign currency	(119)

Net Realized Gain (Loss)	4,968

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	6,258
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	(586)
Over the counter financial derivative instruments	(3,155)
Foreign currency assets and liabilities	25

Net Change in Unrealized Appreciation (Depreciation)	2,546

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,215

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$7,701	$8,483
Net realized gain (loss)	4,968	4,771
Net change in unrealized appreciation (depreciation)	2,546	608

Net Increase (Decrease) in Net Assets Resulting from Operations	15,215	13,862

Distributions to Shareholders:
From net investment income
Institutional Class	(353)	(297)
Class M	(10)	(7)
Administrative Class	(4,876)	(4,709)
Advisor Class	(201)	(169)

Total Distributions(a)	(5,440)	(5,182)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	11,959	5,787

Total Increase (Decrease) in Net Assets	21,734	14,467

Net Assets:
Beginning of year	303,608	289,141
End of year*	$325,342	$303,608

* Including undistributed (overdistributed) net investment income of:	$7,442	$1,729

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
Avolon Holdings Ltd.
3.751% (LIBOR03M + 2.250%) due 04/03/2022 ~		$597	$593
Caesars Resort Collection LLC
4.336% (LIBOR03M + 2.750%) due 12/22/2024 ~		300	302
Centene Corp.
TBD% due 09/13/2018		400	400
CenturyLink, Inc.
4.319% (LIBOR03M + 2.750%) due 01/31/2025 ~		300	290
Charter Communications Operating LLC
3.600% (LIBOR03M + 2.250%) due 01/15/2024 ~		197	198
Energy Future Intermediate Holding Co. LLC
4.501% - 4.569% (LIBOR03M + 3.000%) due 06/30/2018 ~		300	301
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 «~		100	99

Total Loan Participations and Assignments (Cost $2,184)			2,183

CORPORATE BONDS & NOTES 15.5%

BANKING & FINANCE 10.5%
ABN AMRO Bank NV
4.750% due 07/28/2025		100	106
AGFC Capital Trust
3.109% (US0003M + 1.750%) due 01/15/2067 ~		100	56
American International Group, Inc.
4.125% due 02/15/2024		300	317
Bank of America Corp.
2.000% due 01/11/2018		1,400	1,400
4.382% due 10/21/2025 ~	MXN	2,000	126
6.875% due 04/25/2018		$1,300	1,320
Barclays Bank PLC
7.625% due 11/21/2022 (h)		400	454
7.750% due 04/10/2023 •(h)		200	204
14.000% due 06/15/2019 •(g)	GBP	500	793
Barclays PLC
6.500% due 09/15/2019 •(g)(h)	EUR	200	257
8.250% due 12/15/2018 •(g)(h)		$2,100	2,206
Blackstone CQP Holdco LP
6.500% due 03/20/2021		300	306
Citigroup, Inc.
6.250% due 08/15/2026 •(g)		200	221
Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	502
3.750% due 07/21/2026		700	710
6.875% due 03/19/2020 (h)	EUR	1,100	1,520
Credit Agricole S.A.
6.500% due 06/23/2021 •(g)(h)		300	408
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$700	715
Deutsche Bank AG
4.250% due 10/14/2021		1,450	1,514
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		800	798
3.625% due 01/22/2023		300	310
6.150% due 04/01/2018		200	202
HSBC Holdings PLC
2.843% (US0003M + 1.500%) due 01/05/2022 ~		400	414
3.400% due 03/08/2021		600	614
4.300% due 03/08/2026		500	532
6.000% due 05/22/2027 •(g)(h)		500	527
JPMorgan Chase & Co.
2.267% (US0003M + 0.900%) due 01/25/2018 ~		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.961% (US0003M + 1.480%) due 03/01/2021 ~		$2,000	$2,063
7.900% due 04/30/2018 •(g)		700	710
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(g)(h)	GBP	400	571
7.625% due 06/27/2023 •(g)(h)		1,956	3,047
7.875% due 06/27/2029 •(g)(h)		200	329
Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		$700	688
Morgan Stanley
3.591% due 07/22/2028 •		800	808
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	301
Nationwide Building Society
10.250% ~(g)	GBP	2	478
Navient Corp.
5.875% due 03/25/2021		$200	207
Rio Oil Finance Trust
9.250% due 07/06/2024		142	154
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(g)(h)		1,200	1,355
Santander UK PLC
2.500% due 03/14/2019		1,400	1,404
Societe Generale S.A.
7.375% due 09/13/2021 •(g)(h)		400	435
Springleaf Finance Corp.
6.125% due 05/15/2022		150	156
Standard Chartered PLC
2.566% (US0003M + 1.130%) due 08/19/2019 ~		800	809
Stichting AK Rabobank Certificaten
6.500% (g)	EUR	50	74
Synchrony Bank
3.000% due 06/15/2022		$500	498
Toronto-Dominion Bank
2.350% (US0003M + 1.000%) due 04/07/2021 ~		800	816
UBS AG
5.125% due 05/15/2024 (h)		1,300	1,375
7.625% due 08/17/2022 (h)		250	293
Wells Fargo & Co.
2.600% due 07/22/2020		200	201
3.584% due 05/22/2028 •		400	408

			34,012

INDUSTRIALS 4.1%
AbbVie, Inc.
1.800% due 05/14/2018		400	400
2.300% due 05/14/2021		100	99
Altice Financing S.A.
6.625% due 02/15/2023		400	420
7.500% due 05/15/2026		700	747
Amazon.com, Inc.
4.050% due 08/22/2047		600	649
American Airlines Pass-Through Trust
3.000% due 04/15/2030		389	381
Anheuser-Busch InBev Worldwide, Inc.
2.067% (US0003M + 0.690%) due 08/01/2018 ~		3,400	3,411
Broadcom Corp.
3.000% due 01/15/2022		400	397
3.625% due 01/15/2024		100	100
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		300	300
CCO Holdings LLC
5.000% due 02/01/2028		700	684
Charter Communications Operating LLC
4.908% due 07/23/2025		400	426
6.484% due 10/23/2045		100	117
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	651
7.000% due 06/30/2024		200	228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		$200	$200
CVS Health Corp.
5.125% due 07/20/2045		100	115
Dell International LLC
3.480% due 06/01/2019		150	152
4.420% due 06/15/2021		250	261
6.020% due 06/15/2026		150	166
DISH DBS Corp.
4.250% due 04/01/2018		300	302
7.875% due 09/01/2019		200	214
Exela Intermediate LLC
10.000% due 07/15/2023		300	293
Forest Laboratories LLC
4.875% due 02/15/2021		233	247
Kraft Heinz Foods Co.
2.000% due 07/02/2018		350	350
Murphy Oil Corp.
5.750% due 08/15/2025		200	205
Nissan Motor Acceptance Corp.
2.650% due 09/26/2018		200	201
QUALCOMM, Inc.
4.800% due 05/20/2045		100	108
Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	134
Sirius XM Radio, Inc.
3.875% due 08/01/2022		200	201
Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		400	413
Universal Health Services, Inc.
3.750% due 08/01/2019		400	408
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	401

			13,381

UTILITIES 0.9%
AT&T, Inc.
4.100% due 02/15/2028		306	308
Petrobras Global Finance BV
4.375% due 05/20/2023		50	50
5.999% due 01/27/2028		1,868	1,875
6.250% due 12/14/2026	GBP	100	148
6.850% due 06/05/2115		$350	338
Verizon Communications, Inc.
4.125% due 03/16/2027		300	313

			3,032

Total Corporate Bonds & Notes (Cost $49,492)			50,425

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	116
7.750% due 01/01/2042		100	111

			227

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)		200	46
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(b)		200	48

			94

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		200	209

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	$3,000	$167

Total Municipal Bonds & Notes (Cost $684)		697

U.S. GOVERNMENT AGENCIES 1.4%
Fannie Mae, TBA
3.500% due 02/01/2048	3,500	3,590
Freddie Mac
1.524% due 10/25/2021 ~(a)	369	18
Ginnie Mae, TBA
4.000% due 02/01/2048	1,000	1,042

Total U.S. Government Agencies (Cost $4,633)		4,650

U.S. TREASURY OBLIGATIONS 49.5%
U.S. Treasury Bonds
2.875% due 11/15/2046	150	154
U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024	831	822
0.250% due 01/15/2025	5,790	5,744
0.375% due 07/15/2027	3,025	3,012
0.625% due 01/15/2026	5,004	5,089
2.000% due 01/15/2026 (l)	808	909
2.375% due 01/15/2025	2,617	2,985
2.375% due 01/15/2027	1,358	1,590
U.S. Treasury Notes
1.250% due 07/31/2023	4,000	3,791
1.375% due 06/30/2023	7,550	7,213
1.375% due 08/31/2023	4,600	4,385
1.625% due 02/15/2026 (l)	700	661
1.625% due 05/15/2026	1,230	1,158
1.750% due 09/30/2022	5,700	5,586
1.875% due 12/15/2020	11,100	11,068
1.875% due 07/31/2022	5,200	5,130
2.000% due 05/31/2021 (j)(l)	1,100	1,098
2.000% due 12/31/2021 (j)(l)	3,600	3,582
2.000% due 07/31/2022 (j)(l)	11,400	11,314
2.000% due 11/30/2022	1,000	991
2.000% due 04/30/2024	3,600	3,535
2.000% due 05/31/2024	43,000	42,194
2.125% due 09/30/2021 (j)	16,500	16,512
2.125% due 07/31/2024	2,200	2,174
2.125% due 05/15/2025 (l)	50	49
2.250% due 12/31/2023	4,150	4,142
2.250% due 01/31/2024	1,270	1,267
2.250% due 11/15/2024	1,500	1,492
2.375% due 08/15/2024	3,500	3,511
2.375% due 05/15/2027	1,960	1,954
2.500% due 05/15/2024	2,600	2,629
2.750% due 02/15/2024	5,200	5,336

Total U.S. Treasury Obligations (Cost $163,104)		161,077

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%
American Home Mortgage Assets Trust
1.762% (US0001M + 0.210%) due 06/25/2037 ~	1,095	1,019
Banc of America Mortgage Trust
3.781% due 06/25/2035 ~	168	160
BCAP LLC Trust
5.250% due 06/26/2036	421	303
Bear Stearns Adjustable Rate Mortgage Trust
3.626% due 11/25/2034 ~	597	516
3.640% due 01/25/2035 ~	12	12
CBA Commercial Small Balance Commercial Mortgage
1.579% (LIBOR01M + 0.500%) due 06/25/2038 ~	1,235	773
Countrywide Alternative Loan Trust
1.681% (US0001M + 0.180%) due 02/20/2047 ^~	330	276
1.722% (US0001M + 0.170%) due 01/25/2037 ^~	761	745

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2037 ^		$426	$324
6.500% due 11/25/2037 ^		594	463
Countrywide Home Loan Mortgage Pass-Through Trust
3.243% due 02/20/2036 ~		545	450
3.456% due 08/25/2034 ~		264	253
Credit Suisse Mortgage Capital Certificates
1.658% (US0001M + 0.330%) due 12/27/2035 ~		982	959
Deutsche ALT-A Securities, Inc.
1.882% (US0001M + 0.330%) due 08/25/2037 ~		729	590
Downey Savings & Loan Association Mortgage Loan Trust
1.685% (US0001M + 0.190%) due 10/19/2036 ~		720	608
First Horizon Alternative Mortgage Securities Trust
3.258% due 01/25/2036 ^~		302	248
3.327% due 06/25/2034 ~		159	158
3.342% due 06/25/2036 ~		318	296
First Horizon Mortgage Pass-Through Trust
3.411% due 11/25/2037 ^~		2,283	2,157
GSMPS Mortgage Loan Trust
8.000% due 01/25/2035		637	712
HarborView Mortgage Loan Trust
2.315% (US0001M + 0.820%) due 11/19/2034 ~		62	55
IndyMac Mortgage Loan Trust
1.762% (US0001M + 0.210%) due 04/25/2046 ~		2,490	2,311
3.540% due 08/25/2037 ~		343	300
3.583% due 10/25/2034 ~		37	38
Lehman XS Trust
1.722% (US0001M + 0.170%) due 12/25/2036 ^~		658	660
Mortgage Equity Conversion Asset Trust
2.230% (T1Y + 0.500%) due 05/25/2042 «~		700	630
RBSSP Resecuritization Trust
1.579% (US0001M + 0.250%) due 02/26/2037 ~		678	664
RMAC Securities PLC
0.673% (BP0003M + 0.150%) due 06/12/2044 ~	GBP	1,341	1,757
Structured Asset Mortgage Investments Trust
1.752% (US0001M + 0.200%) due 08/25/2036 ~		$984	1,088
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		272	272
Thornburg Mortgage Securities Trust
1.682% (US0001M + 0.130%) due 06/25/2037 ~		385	371
2.802% (US0001M + 1.250%) due 06/25/2037 ^~		56	52
WaMu Mortgage Pass-Through Certificates Trust
2.012% (US0001M + 0.460%) due 04/25/2045 ~		82	81
Washington Mutual Mortgage Pass-Through Certificates Trust
3.002% (US0001M + 1.450%) due 09/25/2035 ^~		972	798
Wells Fargo Mortgage-Backed Securities Trust
3.451% due 06/25/2035 ~		208	211

Total Non-Agency Mortgage-Backed Securities (Cost $18,507)			20,310

ASSET-BACKED SECURITIES 22.4%
Accredited Mortgage Loan Trust
1.960% (US0001M + 0.630%) due 09/25/2035 ~		1,000	843
ACE Securities Corp. Home Equity Loan Trust
1.712% (US0001M + 0.160%) due 05/25/2036 ~		340	340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.272% (US0001M + 0.720%) due 03/25/2035 ~	$1,453	$1,460
Argent Securities Trust
1.702% (US0001M + 0.150%) due 07/25/2036 ~	867	735
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.932% (US0001M + 0.380%) due 02/25/2036 ~	1,771	1,397
Asset-Backed Funding Certificates Trust
1.712% (US0001M + 0.160%) due 01/25/2037 ~	3,037	2,087
1.772% (US0001M + 0.220%) due 01/25/2037 ~	2,113	1,464
Asset-Backed Securities Corp. Home Equity Loan Trust
2.572% (US0001M + 1.020%) due 07/25/2035 ~	4,263	4,077
Atlas Senior Loan Fund Ltd.
2.609% (US0003M + 1.250%) due 10/15/2026 ~	1,000	1,004
Bear Stearns Asset-Backed Securities Trust
2.003% (US0001M + 0.675%) due 11/25/2035 ^~	1,650	1,648
2.042% (US0001M + 0.490%) due 09/25/2035 ~	1,100	1,091
Belle Haven ABS CDO Ltd.
1.745% (LIBOR03M + 0.360%) due 11/03/2044 ~	257	131
1.785% (LIBOR03M + 0.400%) due 11/03/2044 ~	393	201
Carlyle Global Market Strategies CLO Ltd.
2.524% (US0003M + 1.150%) due 07/27/2026 ~	500	502
CIT Mortgage Loan Trust
2.902% (LIBOR01M + 1.350%) due 10/25/2037 ~	916	923
Citigroup Mortgage Loan Trust
1.692% (US0001M + 0.140%) due 08/25/2036 ~	21	21
Citigroup Mortgage Loan Trust, Inc.
2.002% (US0001M + 0.450%) due 10/25/2035 ~	1,000	997
Countrywide Asset-Backed Certificates
1.682% (US0001M + 0.130%) due 12/25/2036 ^~	390	358
1.692% (US0001M + 0.140%) due 08/25/2037 ~	1,870	1,816
1.692% (US0001M + 0.140%) due 06/25/2047 ^~	656	525
1.702% (US0001M + 0.150%) due 07/25/2036 ~	254	254
1.702% (US0001M + 0.150%) due 04/25/2047 ~	657	641
1.732% (US0001M + 0.180%) due 11/25/2047 ^~	683	603
1.762% (US0001M + 0.210%) due 05/25/2047 ~	2,453	1,757
4.764% due 07/25/2036	300	253
Countrywide Asset-Backed Certificates Trust
1.678% (US0001M + 0.350%) due 05/25/2036 ~	35	35
2.333% (US0001M + 1.005%) due 08/25/2035 ~	1,660	1,680
4.626% due 08/25/2035	434	445
Credit Suisse Mortgage Capital Certificates
4.500% due 03/25/2021	358	362
Credit-Based Asset Servicing and Securitization LLC
3.860% due 03/25/2037 ^	2,685	1,554
First Franklin Mortgage Loan Trust
1.912% (US0001M + 0.360%) due 11/25/2035 ~	4,000	3,793
Flatiron CLO Ltd.
2.533% (US0003M + 1.180%) due 07/17/2026 ~	500	502

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Galaxy CLO Ltd.
2.549% (US0003M + 1.130%) due 11/16/2025 ~	$500	$501
GoldenTree Loan Opportunities Ltd.
2.517% (US0003M + 1.150%) due 04/25/2025 ~	1,735	1,736
GSAA Home Equity Trust
1.832% (US0001M + 0.280%) due 07/25/2037 ~	2,876	1,170
GSAMP Trust
1.752% (US0001M + 0.200%) due 11/25/2036 ~	1,078	655
1.782% (US0001M + 0.230%) due 03/25/2047 ~	2,000	1,507
Home Equity Asset Trust
2.242% (US0001M + 0.690%) due 08/25/2035 ~	1,900	1,699
HSI Asset Securitization Corp. Trust
1.662% (US0001M + 0.110%) due 12/25/2036 ~	2,305	1,042
1.772% (US0001M + 0.220%) due 12/25/2036 ~	648	296
Huntington CDO Ltd.
1.661% (US0003M + 0.270%) due 11/05/2040 ~	57	56
Jamestown CLO Ltd.
2.049% (US0003M + 0.690%) due 07/15/2026 ~	500	499
JMP Credit Advisors CLO Ltd.
2.593% (US0003M + 1.240%) due 10/17/2025 ~	500	503
JPMorgan Mortgage Acquisition Corp.
1.892% (US0001M + 0.340%) due 02/25/2036 ~	1,060	1,023
KVK CLO Ltd.
2.509% (US0003M + 1.150%) due 01/15/2026 ~	500	501
Limerock CLO Ltd.
2.654% (US0003M + 1.300%) due 04/18/2026 ~	500	503
Long Beach Mortgage Loan Trust
2.072% (US0001M + 0.520%) due 08/25/2045 ~	1,207	1,158
Madison Park Funding Ltd.
2.467% (US0003M + 1.110%) due 01/19/2025 ~	500	502
MASTR Specialized Loan Trust
1.922% (LIBOR01M + 0.370%) due 01/25/2037 ~	1,797	1,116
Morgan Stanley ABS Capital, Inc. Trust
1.692% (US0001M + 0.140%) due 11/25/2036 ~	208	131
1.702% (US0001M + 0.150%) due 10/25/2036 ~	495	326
Morgan Stanley Capital, Inc. Trust
1.732% (US0001M + 0.180%) due 03/25/2036 ~	19	15
1.842% (US0001M + 0.290%) due 01/25/2036 ~	361	358
Morgan Stanley Home Equity Loan Trust
1.692% (US0001M + 0.140%) due 12/25/2036 ~	2,352	1,457
1.812% (US0001M + 0.260%) due 04/25/2036 ~	3,489	2,749
Morgan Stanley IXIS Real Estate Capital Trust
1.702% (US0001M + 0.150%) due 07/25/2036 ~	1,701	978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nelder Grove CLO Ltd.
2.768% (US0003M + 1.300%) due 08/28/2026 ~		$500	$502
OFSI Fund Ltd.
2.254% (US0003M + 0.900%) due 10/18/2026 ~		800	800
OHA Credit Partners Ltd.
2.483% (US0003M + 1.120%) due 04/20/2025 ~		880	881
Option One Mortgage Loan Trust
1.882% (US0001M + 0.330%) due 04/25/2037 ~		3,573	2,412
Residential Asset Securities Corp. Trust
2.242% (US0001M + 0.690%) due 11/25/2035 ~		3,100	2,939
Saratoga Investment Corp. CLO Ltd.
2.913% (US0003M + 1.550%) due 10/20/2025 ~		2,000	2,014
Securitized Asset-Backed Receivables LLC Trust
2.212% (US0001M + 0.660%) due 08/25/2035 ~		1,164	748
2.317% (US0001M + 0.765%) due 02/25/2034 ~		416	410
Sierra Madre Funding Ltd.
1.783% (US0001M + 0.380%) due 09/07/2039 ~		743	634
1.803% (US0001M + 0.400%) due 09/07/2039 ~		1,715	1,462
SoFi Consumer Loan Program LLC
2.770% due 05/25/2026		566	567
SpringCastle America Funding LLC
3.050% due 04/25/2029		1,012	1,020
Staniford Street CLO Ltd.
2.768% (US0003M + 1.180%) due 06/15/2025 ~		500	501
Structured Asset Investment Loan Trust
2.272% (US0001M + 0.720%) due 10/25/2035 ~		162	162
Structured Asset Securities Corp. Mortgage Loan Trust
2.222% (US0001M + 0.670%) due 11/25/2035 ~		1,000	948
Triaxx Prime CDO Ltd.
1.632% (US0001M + 0.260%) due 10/02/2039 ~		117	82
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037		700	700
VOLT LLC
3.125% due 06/25/2047		211	211
Wells Fargo Home Equity Asset-Backed Securities Trust
1.782% (US0001M + 0.230%) due 04/25/2037 ~		1,310	1,250
WhiteHorse Ltd.
2.581% (US0003M + 1.200%) due 02/03/2025 ~		737	739

Total Asset-Backed Securities (Cost $65,703)			72,962

SOVEREIGN ISSUES 2.8%
Argentina Government International Bond
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,273	68
28.750% (ARPP7DRR) due 06/21/2020 ~		20,560	1,174
Brazil Government International Bond
5.625% due 02/21/2047		$50	51

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (d)	BRL	1,000	$297
0.000% due 07/01/2018 (d)		7,600	2,220
Kuwait International Government Bond
3.500% due 03/20/2027		$1,300	1,323
New Zealand Government International Bond (f)
2.000% due 09/20/2025	NZD	212	157
3.000% due 09/20/2030		839	694
Peru Government International Bond
6.150% due 08/12/2032	PEN	2,000	659
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	500	623
Saudi Government International Bond
3.625% due 03/04/2028		$500	496
4.500% due 10/26/2046		600	600
4.625% due 10/04/2047		500	512
Slovenia Government International Bond
5.250% due 02/18/2024		300	344

Total Sovereign Issues (Cost $9,169)			9,218

SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
1.940% due 09/04/2018		600	600

GREECE TREASURY BILLS 0.2%
1.769% due 03/09/2018 (c)(d)	EUR	400	479

JAPAN TREASURY BILLS 0.9%
(0.202)% due 02/05/2018 (d)(e)	JPY	330,000	2,929

Total Short-Term Instruments (Cost $3,964)			4,008

Total Investments in Securities (Cost $317,440)			325,530

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%
PIMCO Short-Term Floating NAV Portfolio III		283,968	2,807

Total Short-Term Instruments (Cost $2,806)			2,807

Total Investments in Affiliates (Cost $2,806)			2,807

Total Investments 100.9% (Cost $320,246)			$328,337

Financial Derivative Instruments (i)(k) (0.3)% (Cost or Premiums, net $(678))			(1,059)

Other Assets and Liabilities, net (0.6)%			(1,936)

Net Assets 100.0%			$325,342

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Interest only security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(7,532) at a weighted average interest rate of 1.220%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2018	66	EUR	12,803	$(41)	$0	$(49)
U.S. Treasury 10-Year Note March Futures	03/2018	4	$	496	(3)	1	0

					$(44)	$1	$(49)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	608	$	(148,565)	$477	$0	$(23)
Euro-OAT France Government 10-Year Bond March Futures	03/2018	47	EUR	(8,751)	90	53	0
U.S. Treasury 30-Year Bond March Futures	03/2018	5	$	(765)	1	0	(1)

					$568	$53	$(24)

Total Futures Contracts					$524	$54	$(73)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Canadian Natural Resources Ltd.	(1.000)%	Quarterly	03/20/2018	0.065%	$300	$(2)	$1	$(1)	$0	$0
Kinder Morgan Energy Partners LP	(1.000)	Quarterly	03/20/2019	0.100	200	(1)	0	(1)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2018	0.059	350	(6)	3	(3)	0	0

						$(9)	$4	$(5)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	06/20/2018	0.087%	$300	$3	$(2)	$1	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2018	0.107	1,300	16	(7)	9	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2019	0.141	1,100	16	(4)	12	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2020	0.259	400	5	3	8	0	0
Citigroup, Inc.	1.000	Quarterly	03/20/2019	0.180	500	7	(2)	5	0	0
Ford Motor Co.	5.000	Quarterly	03/20/2019	0.106	400	39	(14)	25	0	0
MetLife, Inc.	1.000	Quarterly	03/20/2019	0.101	800	10	(1)	9	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.357	900	0	22	22	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.435	400	3	7	10	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
MetLife, Inc.	1.000%	Quarterly	12/20/2022	0.498%	$400	$8	$2	$10	$0	$0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2019	1.164	2,200	126	41	167	1	0

						$233	$45	$278	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	600	$(8)	$(12)	$(20)	$0	$0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		3,900	(103)	(26)	(129)	1	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		2,500	(15)	(74)	(89)	0	0

						$(126)	$(112)	$(238)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	1.000%	Quarterly	12/20/2020	$2,500	$9	$42	$51	$0	$0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	2,100	38	10	48	1	0
CDX.IG-29 5-Year Index	1.000	Quarterly	12/20/2022	100	2	0	2	0	0
CDX.HY-29 5-Year Index	5.000	Quarterly	12/20/2022	1,400	114	5	119	2	0

					$163	$57	$220	$3	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	10.230%	Maturity	01/02/2025	BRL	15,100	$5	$14	$19	$0	$(5)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/15/2018	$	9,400	18	3	21	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018		2,700	(11)	14	3	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018		17,600	(233)	252	19	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		5,400	55	4	59	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		700	(5)	6	1	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020		6,600	154	(13)	141	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		12,100	(255)	612	357	0	(14)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		20,500	(452)	1,074	622	0	(21)
Receive	3-Month USD-LIBOR	2.330	Semi-Annual	08/19/2025		2,800	(150)	133	(17)	0	(5)
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	12/03/2025		2,100	0	30	30	0	(4)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		300	(4)	5	1	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		500	(3)	28	25	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		27,900	(652)	2,111	1,459	0	(46)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,700	1,363	(176)	1,187	0	(28)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		600	20	4	24	2	0
Receive	6-Month EUR-EURIBOR	0.430	Annual	12/11/2019	EUR	1,000	(9)	(5)	(14)	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/21/2023		14,800	196	(78)	118	0	(10)
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028		3,250	(20)	(8)	(28)	8	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/21/2048		3,000	60	(50)	10	21	0
Receive	6-Month GBP-LIBOR	2.050	Semi-Annual	09/23/2019	GBP	600	(23)	1	(22)	0	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		2,100	(30)	(36)	(66)	0	(2)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		700	(23)	(21)	(44)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023		18,200	195	(113)	82	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	820,000	(95)	56	(39)	6	0
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	42,900	(25)	(69)	(94)	22	0

							$76	$3,778	$3,854	$61	$(140)

Total Swap Agreements							$337	$3,772	$4,109	$66	$(140)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$54	$66	$120	$0	$ (73)	$ (140)	$ (213)

(j)	Securities with an aggregate market value of $5,225 and cash of $1,226 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	BRL	7,978		$2,412	$7	$0
	01/2018		$2,450	BRL	7,978	0	(45)
	01/2018		2,275	MXN	43,161	0	(88)
	02/2018		68	ARS	1,262	0	(2)
	03/2018	SGD	3,307		$2,431	0	(44)
	04/2018		$268	EGP	4,987	5	0
	07/2018	BRL	1,400		$413	0	(1)
BPS	01/2018	EUR	7,293		8,694	0	(60)
	02/2018		$670	ARS	12,482	0	(15)
	03/2018	TWD	63,759		$2,125	0	(42)
	05/2018		$86	ARS	1,754	2	0
CBK	01/2018		9		162	0	0
	01/2018		979	COP	2,941,304	4	0
	01/2018		628	EUR	529	6	0
	01/2018		1,588	RUB	92,923	21	0
	02/2018		706	ARS	13,153	0	(16)
	03/2018	EUR	400		$475	0	(7)
	04/2018	BRL	1,000		302	3	0
	07/2018		1,000		297	2	0
DUB	01/2021		$87	BRL	380	10	0
GLM	01/2018	BRL	7,978		$2,394	0	(11)
	01/2018	JPY	9,400		84	0	0
	01/2018		$2,412	BRL	7,978	0	(7)
	01/2018		227	EGP	4,105	2	0
	02/2018		2,385	BRL	7,978	12	0
	07/2018	BRL	1,000		$298	2	0
HUS	01/2021		380		59	0	(38)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	01/2018	AUD	1,764		$1,335	$0	$(42)
	01/2018	CAD	1,859		1,444	0	(35)
	01/2018	NZD	1,094		749	0	(26)
	01/2018		$1,441	TRY	5,753	68	0
	04/2018		575	EGP	10,701	9	0
	05/2018		76	ARS	1,546	1	0
	07/2018	BRL	2,300		$677	2	(4)
MSB	07/2018		1,900		558	0	(3)
NGF	01/2018		$332	ARS	6,109	0	(6)
SCX	07/2018		520	EGP	9,928	10	0
UAG	01/2018	GBP	5,525		$7,354	0	(107)
	02/2018	JPY	330,000		2,909	0	(24)
	03/2018	KRW	2,387,342		2,129	0	(110)

Total Forward Foreign Currency Contracts						$166	$(733)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	700	$33	$28
BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	02/15/2018	GBP	6,750	48	0
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	12/04/2018	$	28,000	59	43
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		2,300	117	33
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	02/15/2018	GBP	6,750	47	0
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.550	02/21/2018		3,200	22	0
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		3,300	22	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	4,600	238	65
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		700	34	28
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		31,600	179	13
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		5,400	260	82

								$1,059	$293

Total Purchased Options								$1,059	$293

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	19.500	02/27/2018	$1,600	$(18)	$(49)
	Call - OTC USD versus RUB	RUB	61.250	02/27/2018	1,600	(18)	(6)
GLM	Call - OTC USD versus BRL	BRL	3.400	01/09/2018	800	(6)	(1)

						$(42)	$(56)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$ 3,100	$(34)	$(30)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	11,600	(121)	(51)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.173	12/04/2018	5,900	(59)	(52)
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	02/15/2018	17,500	(101)	0
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.980	02/21/2018	4,200	(23)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	23,000	(245)	(101)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	3,100	(34)	(31)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018	4,300	(25)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	27,100	(287)	(128)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	6,800	(179)	(35)

							$(1,108)	$(428)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048	$102.188	01/04/2018	$6,400	$(8)	$0
	Call - OTC Fannie Mae, TBA 3.500% due 01/01/2048	103.188	01/04/2018	6,400	(7)	(1)

					$(15)	$(1)

Total Written Options					$(1,165)	$(485)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	0.654%	$100	$7	$(9)	$0	$(2)
BPS	UBS AG	(1.000)	Quarterly	06/20/2024	0.654	200	13	(17)	0	(4)

							$20	$(26)	$0	$(6)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.674%	$	100	$(3)	$4	$1	$0
BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	2.166		350	29	13	42	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.674		500	(16)	22	6	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.468		1,700	11	(2)	9	0
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.045		200	(3)	3	0	0
	Shire Acquisitions Investments Ireland DAC «	1.000	Quarterly	12/20/2021	1.079	EUR	400	(15)	14	0	(1)
DUB	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.348	$	200	0	1	1	0
FBF	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.348		100	0	1	1	0
GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	2.166		350	29	13	42	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.674		400	(13)	17	4	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.045		300	(3)	2	0	(1)
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.468		300	2	0	2	0
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373		1,500	3	0	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.348		1,000	1	6	7	0
JPM	Qatar Government International Bond	1.000	Quarterly	06/20/2019	0.540		1,000	20	(13)	7	0
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.615		100	1	1	2	0

								$43	$82	$127	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,817	$(372)	$230	$0	$(142)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019	300	40	(11)	29	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	1,327	(272)	168	0	(104)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	1,327	(275)	171	0	(104)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(55)	52	0	(3)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,100	(38)	36	0	(2)

						$(972)	$646	$29	$(355)

Total Swap Agreements						$(909)	$702	$156	$(363)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$12	$28	$29	$69	$(180)	$(85)	$(144)	$(409)	$(340)	$269	$(71)
BPS	2	0	1	3	(117)	0	(4)	(121)	(118)	0	(118)
BRC	0	0	57	57	0	0	(104)	(104)	(47)	54	7
CBK	36	76	0	112	(23)	(103)	(1)	(127)	(15)	0	(15)
DUB	10	0	1	11	0	0	0	0	11	(260)	(249)
FBF	0	0	1	1	0	0	0	0	1	0	1
GLM	16	94	0	110	(18)	(133)	0	(151)	(41)	0	(41)
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	48	48	0	0	(1)	(1)	47	0	47
HUS	0	0	10	10	(38)	0	0	(38)	(28)	259	231
JPM	80	0	7	87	(107)	0	0	(107)	(20)	0	(20)
MSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	95	2	97	0	(163)	(107)	(270)	(173)	324	151
NGF	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
SCX	10	0	0	10	0	0	0	0	10	0	10
UAG	0	0	0	0	(241)	0	(2)	(243)	(243)	278	35

Total Over the Counter	$166	$293	$156	$615	$(733)	$(485)	$(363)	$(1,581)

(l)	Securities with an aggregate market value of $1,185 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	5	0	0	61	66

	$0	$5	$0	$0	$115	$120

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$166	$0	$166
Purchased Options	0	0	0	0	293	293
Swap Agreements	0	156	0	0	0	156

	$0	$156	$0	$166	$293	$615

	$0	$161	$0	$166	$408	$735

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$73	$73
Swap Agreements	0	0	0	0	140	140

	$0	$0	$0	$0	$213	$213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$733	$0	$733
Written Options	0	0	0	56	429	485
Swap Agreements	0	363	0	0	0	363

	$0	$363	$0	$789	$429	$1,581

	$0	$363	$0	$789	$642	$1,794

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(94)	$(94)
Written Options	0	0	0	0	305	305
Futures	0	0	0	0	391	391
Swap Agreements	0	420	0	0	939	1,359

	$0	$420	$0	$0	$1,541	$1,961

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,644	$0	$2,644
Purchased Options	0	0	0	(106)	(123)	(229)
Written Options	0	1	0	253	244	498
Swap Agreements	0	538	0	1	62	601

	$0	$539	$0	$2,792	$183	$3,514

	$0	$959	$0	$2,792	$1,724	$5,475

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	696	696
Swap Agreements	0	(209)	0	0	(1,068)	(1,277)

	$0	$(209)	$0	$0	$(377)	$(586)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,968)	$0	$(2,968)
Purchased Options	0	0	0	(355)	(818)	(1,173)
Written Options	0	0	0	(240)	979	739
Swap Agreements	0	217	0	0	30	247

	$0	$217	$0	$(3,563)	$191	$(3,155)

	$0	$8	$0	$(3,563)	$(186)	$(3,741)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,084	$99	$2,183
Corporate Bonds & Notes
Banking & Finance	0	34,012	0	34,012
Industrials	0	13,381	0	13,381
Utilities	0	3,032	0	3,032
Municipal Bonds & Notes
Illinois	0	227	0	227
Puerto Rico	0	94	0	94
Texas	0	209	0	209
West Virginia	0	167	0	167
U.S. Government Agencies	0	4,650	0	4,650
U.S. Treasury Obligations	0	161,077	0	161,077
Non-Agency Mortgage-Backed Securities	0	19,680	630	20,310
Asset-Backed Securities	0	72,962	0	72,962
Sovereign Issues	0	9,218	0	9,218
Short-Term Instruments
Certificates of Deposit	0	600	0	600
Greece Treasury Bills	0	479	0	479
Japan Treasury Bills	0	2,929	0	2,929

	$0	$324,801	$729	$325,530

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,807	$0	$0	$2,807

Total Investments	$2,807	$324,801	$729	$328,337

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$54	$66	$0	$120
Over the counter	0	615	0	615

	$54	$681	$0	$735

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(73)	(140)	0	(213)
Over the counter	0	(1,580)	(1)	(1,581)

	$(73)	$(1,720)	$(1)	$(1,794)

Total Financial Derivative Instruments	$(19)	$(1,039)	$(1)	$(1,059)

Totals	$2,788	$323,762	$728	$327,278

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Unconstrained Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV,

such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$17,103	$132,512	$(146,800)	$(12)	$4	$2,807	$212	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had $400,000 unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$628,749	$635,642	$45,538	$35,248

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,485	$15,691	42	$429
Class M	7	72	42	422
Administrative Class	2,524	26,206	3,880	38,757
Advisor Class	555	5,794	512	5,083
Issued as reinvestment of distributions
Institutional Class	34	353	30	297
Class M	1	10	1	7
Administrative Class	465	4,876	472	4,709
Advisor Class	19	201	17	169
Cost of shares redeemed
Institutional Class	(167)	(1,744)	(138)	(1,380)
Class M	(9)	(90)	(12)	(120)
Administrative Class	(3,295)	(34,451)	(3,939)	(39,344)
Advisor Class	(474)	(4,959)	(327)	(3,242)
Net increase (decrease) resulting from Portfolio share transactions	1,145	$11,959	580	$5,787

As of December 31, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 68% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ Depreciation(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Unconstrained Bond Portfolio	$7,397	$0	$11,696	$(13)	$(4,615)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Unconstrained Bond Portfolio	$4,615	$0

†

A zero balance may reflect actual amounts rounding to less than one thousand. As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

ANNUAL REPORT	DECEMBER 31, 2017	41

Notes to Financial Statements (Cont.)

December 31, 2017

As of December 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Unconstrained Bond Portfolio	$320,314	$17,445	$(5,756)	$11,689

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, return of capital distributions from underlying funds, straddle loss deferrals, and convertible preferred securities.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Unconstrained Bond Portfolio	$5,440	$0	$0	$5,182	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Unconstrained Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2017	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CMBX	Commercial Mortgage-Backed Index	T1Y	1 Year Treasury
BADLARPP	Argentina Badlar Floating Rate Notes	EURIBOR	Euro Interbank Offered Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor
CLO	Collateralized Loan Obligation

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Unconstrained Bond Portfolio	0.00%	0.00%	$5,440	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	DECEMBER 31, 2017	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	DECEMBER 31, 2017	47

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

48	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2017	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

ANNUAL REPORT	DECEMBER 31, 2017	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

ANNUAL REPORT	DECEMBER 31, 2017	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2017	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT19AR_123117

PIMCO Variable Insurance Trust

Annual Report

December 31, 2017

PIMCO Income Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust (the “Trust”) covering the twelve-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of the Trust’s portfolios and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

During the first half of the reporting period, geopolitics dominated headlines and contributed to brief periods of market volatility, but most risk assets generally gained as risk sentiment remained strong. In the U.S., the Federal Reserve (“Fed”) raised the Federal Funds Rate in March by 0.25% to a range of 0.75% to 1.00% and again in June by 0.25% to a range of 1.00% to 1.25%. Elsewhere, a perceived hawkish shift in tone from other major central banks, including the European Central Bank (“ECB”), the Bank of England (“BOE”), and the Bank of Canada (“BOC”), helped move most developed market yields higher even as longer-term U.S. interest rates actually fell during this part of the reporting period.

∎

During the second half of the reporting period, geopolitical concerns continued, but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The ECB, for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Fed provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50%. The BOE raised its policy rate and suggested reduced stimulus on the horizon and the BOC raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

Over the full reporting period, many developed market yield curves flattened, as front-end rates moved higher alongside less accommodative monetary policy and longer-term rates generally remained steady and/or moved slightly lower. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed U.S. two-year yields higher, while the 10-year Treasury yield remained little changed. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and the BOC both raised policy rates for the first time in years. In a similar vein, the ECB announced plans to taper its monthly purchases, which contributed to rates generally rising in the region.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Yields rose across the short and intermediate portion of the U.S. Treasury yield curve through seven-year maturities, but declined across the longer-term portion of the U.S. Treasury yield curve. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, down from 2.45% on December 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.54% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% over the reporting period. Front-end U.S. real yields climbed higher and the yield curve flattened over the year, as the Fed continued on its tightening cycle by raising rates three times in 2017 and announcing detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations slid lower over the first half of the year but rebounded strongly in the latter half due to higher crude oil prices, which resulted from reports of lower global inventories and Organization of the Petroleum Exporting Countries (“OPEC”)-led output cuts taking effect.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 1.70% over the reporting period. Within energy, oil prices rebounded over the latter half of the year due to healthier demand, continued oil output management by OPEC, and elevated geopolitical risk. Natural gas prices experienced early-year pressure from a warm U.S winter and continued to underperform based on high

2	PIMCO VARIABLE INSURANCE TRUST

production and inventory data. Returns in the agriculture sector were mixed, with soybeans and wheat ending the year in negative territory on competitively high inventories, while sugar posted gains, supported by positive fundamentals and market technicals. Base metals pushed higher over the year from continued production investment restraint and overall positive global growth demand. Gold rallied over the span of the year due to safe-haven demand, geopolitical tensions, lower real yields, and a weakening U.S. dollar.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 2.48% over the reporting period and slightly outperformed U.S. Treasuries with similar duration. Sustained investor demand for high quality spread assets helped support the MBS asset class, despite a period marked by three Fed rate hikes, the commencement of Fed balance sheet tapering, a generally range-bound interest rate environment, and muted volatility. Non-Agency MBS also generated positive returns as market technicals and solid real estate fundamentals continued to drive performance.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 6.18% over the reporting period, amid a flattening yield curve, improving fundamentals, low market volatility, and a strong technical backdrop. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 7.84% over the reporting period. Performance was strong and reflected less dispersion across sectors, given the improving stability of commodities and generally supportive fundamentals.

∎

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 9.32% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 15.21% over the reporting period. Growth dynamics broadly improved across the EM universe, with developing economies benefiting from the synchronized global recovery, while inflationary pressures remained muted, allowing key EM central banks to conduct monetary easing. EM currencies broadly appreciated against the U.S. dollar, as commodity prices continued to strengthen and developed market central banks looked to remove accommodation on a more gradual trajectory.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 21.83% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 16.84% and 25.03%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 21.30% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.24% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 37.28% over the same period.

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 16, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

4	PIMCO VARIABLE INSURANCE TRUST

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Income Portfolio

Cumulative Returns Through December 31, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2017†§

Asset-Backed Securities	24.8%
U.S. Treasury Obligations	23.6%
Corporate Bonds & Notes	21.6%
U.S. Government Agencies	13.5%
Non-Agency Mortgage-Backed Securities	6.5%
Sovereign Issues	4.2%
Loan Participations and Assignments	3.9%
Short-Term Instruments‡	1.6%
Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	8.24%	8.51%
PIMCO Income Portfolio Administrative Class	8.08%	8.35%
PIMCO Income Portfolio Advisor Class	7.97%	8.24%
Bloomberg Barclays U.S. Aggregate Index±	3.54%	1.64%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 4/29/2016.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.65% for Institutional Class shares, 0.80% for Administrative Class shares, and 0.90% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities contributed to performance, as total returns in these securities were positive.

»	Tactical exposure to U.S. interest rates contributed to performance, as yields fluctuated and the cash rate increased.

»	Exposure to high-yield corporate spread duration contributed to performance, as the sector generally posted positive excess returns.

»	Holdings of U.S. dollar-denominated emerging market debt contributed to performance, as the sector generally posted positive excess returns.

»	Long positions in the U.S. dollar versus the Australian dollar detracted from performance, as the Australian dollar appreciated against the U.S. dollar.

»	Long positions in the U.S. dollar versus the Japanese yen detracted from performance, as the Japanese yen appreciated against the U.S. dollar.

»	Long positions in the U.S. dollar versus the British pound detracted from performance, as the British pound appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,027.80	$3.36	$1,000.00	$1,021.76	$3.35	0.66%
Administrative Class	1,000.00	1,027.00	4.12	1,000.00	1,021.01	4.10	0.81
Advisor Class	1,000.00	1,026.50	4.62	1,000.00	1,020.51	4.61	0.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2017	7

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Total
Institutional Class
12/31/2017	$10.19	$0.36	$0.47	$0.83	$(0.28)	$0.00	$(0.28)
04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	(0.40)
Administrative Class
12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	(0.27)
04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	(0.39)
Advisor Class
12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	(0.26)
04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.74	8.24%	$29	0.67%		0.67%		0.65%		0.65%		3.38%		206%
10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206
10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206
10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	9

Statement of Assets and Liabilities PIMCO Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2017

Assets:
Investments, at value
Investments in securities	$287,797
Investments in Affiliates	1,200
Financial Derivative Instruments
Exchange-traded or centrally cleared	201
Over the counter	686
Cash	481
Deposits with counterparty	2,769
Foreign currency, at value	1,184
Receivable for investments sold	52
Receivable for TBA investments sold	62,865
Receivable for Portfolio shares sold	269
Interest and/or dividends receivable	1,647
Dividends receivable from Affiliates	3
Total Assets	359,154

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$200
Payable for short sales	7,502
Financial Derivative Instruments
Exchange-traded or centrally cleared	87
Over the counter	1,362
Payable for investments purchased	1,155
Payable for investments in Affiliates purchased	3
Payable for TBA investments purchased	91,665
Deposits from counterparty	390
Payable for Portfolio shares redeemed	106
Accrued investment advisory fees	56
Accrued supervisory and administrative fees	90
Accrued distribution fees	37
Accrued servicing fees	11
Other liabilities	1
Total Liabilities	102,665

Net Assets	$256,489

Net Assets Consist of:
Paid in capital	$242,492
Undistributed (overdistributed) net investment income	848
Accumulated undistributed net realized gain (loss)	1,927
Net unrealized appreciation (depreciation)	11,222

Net Assets	$256,489

Net Assets:
Institutional Class	$29
Administrative Class	85,702
Advisor Class	170,758

Shares Issued and Outstanding:
Institutional Class	3
Administrative Class	7,982
Advisor Class	15,903

Net Asset Value Per Share Outstanding:
Institutional Class	$10.74
Administrative Class	10.74
Advisor Class	10.74

Cost of investments in securities	$276,757
Cost of investments in Affiliates	$1,199
Cost of foreign currency held	$1,178
Proceeds received on short sales	$7,492
Cost or premiums of financial derivative instruments, net	$(2,495)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands)	Year Ended December 31, 2017

Investment Income:
Interest	$9,054
Dividends from Investments in Affiliates	45
Total Income	9,099

Expenses:
Investment advisory fees	559
Supervisory and administrative fees	895
Servicing fees - Administrative Class	83
Distribution and/or servicing fees - Advisor Class	422
Trustee fees	5
Interest expense	46
Miscellaneous expense	11
Total Expenses	2,021
Waiver and/or Reimbursement by PIMCO	(5)
Net Expenses	2,016

Net Investment Income (Loss)	7,083

Net Realized Gain (Loss):
Investments in securities	423
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	1,141
Over the counter financial derivative instruments	211
Short sales	(5)
Foreign currency	(1)

Net Realized Gain (Loss)	1,767

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	10,941
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(1,374)
Over the counter financial derivative instruments	(1,888)
Short Sales	(11)
Foreign currency assets and liabilities	(8)

Net Change in Unrealized Appreciation (Depreciation)	7,662

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,512

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	11

Statements of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	Year Ended December 31, 2017	April 29, 2016 - December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$7,083	$3,642
Net realized gain (loss)	1,767	2,666
Net change in unrealized appreciation (depreciation)	7,662	3,560

Net Increase (Decrease) in Net Assets Resulting from Operations	16,512	9,868

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(27)
Administrative Class	(1,437)	(552)
Advisor Class	(4,095)	(5,882)
From net realized capital gains
Institutional Class	0	(0)
Administrative Class	0	(34)
Advisor Class	0	(354)

Total Distributions(a)	(5,533)	(6,849)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	58,924	183,567

Total Increase (Decrease) in Net Assets	69,903	186,586

Net Assets:
Beginning of year	186,586	0
End of year*	$256,489	$186,586

* Including undistributed (overdistributed) net investment income of:	$848	$(163)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.4%
AmWINS Group, Inc.
4.182% (LIBOR03M + 2.750%) due 01/25/2024 ~	$15	$15
Avantor, Inc.
5.511% (LIBOR03M + 4.000%) due 11/21/2024 ~	80	81
Avaya, Inc.
6.227% (LIBOR03M + 4.750%) due 12/15/2024 ~	50	49
Avolon Holdings Ltd.
3.751% (LIBOR03M + 2.250%) due 04/03/2022 ~	180	179
B.C. Unlimited Liability Co.
3.819% (LIBOR03M + 2.250%) due 02/16/2024 ~	23	23
Beacon Roofing Supply, Inc.
TBD% due 08/23/2024	20	20
BWAY Holding Co.
4.599% (LIBOR03M + 3.250%) due 04/03/2024 ~	20	20
Caesars Resort Collection LLC
4.336% (LIBOR03M + 2.750%) due 12/22/2024 ~	200	201
Centene Corp.
TBD% due 09/13/2018	800	800
Core & Main LP
4.455% (LIBOR03M + 3.000%) due 08/01/2024 ~	10	10
Cortes NP Acquisition Corp.
5.350% (LIBOR03M + 4.000%) due 11/30/2023 ~	75	75
Diamond Resorts Corp.
6.069% (LIBOR03M + 4.500%) due 08/11/2023 «~	99	100
Endo Luxembourg Finance Co. SARL
5.875% (LIBOR03M + 4.250%) due 04/29/2024 ~	136	137
Energy Future Intermediate Holding Co. LLC
4.501% (LIBOR03M + 3.000%) due 06/30/2018 ~	4,554	4,570
Hilton Worldwide Finance LLC
3.552% (LIBOR03M + 2.000%) due 10/25/2023 ~	1,545	1,555
Las Vegas Sands LLC
3.569% (LIBOR03M + 2.000%) due 03/29/2024 ~	1,145	1,152
MH Sub LLC
5.338% (LIBOR03M + 3.750%) due 09/13/2024 ~	40	40
Multi Color Corp.
3.819% (LIBOR03M + 2.250%) due 10/31/2024 ~	7	7
Numericable Group S.A.
4.349% (LIBOR03M + 3.000%) due 01/31/2026 ~	50	49
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 «~	100	99
Pizza Hut Holdings LLC
3.491% (LIBOR03M + 2.000%) due 06/16/2023 ~	1,580	1,591
Post Holdings, Inc.
3.820% (LIBOR03M + 2.250%) due 05/24/2024 ~	20	20
RPI Finance Trust
3.693% (LIBOR03M + 2.000%) due 03/27/2023 ~	33	34
Sinclair Television Group, Inc.
TBD% due 05/10/2024	100	100
Sprint Communications, Inc.
4.125% (LIBOR03M + 2.500%) due 02/02/2024 ~	99	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEX Operations Co. LLC
3.834% (LIBOR03M + 2.500%) due 08/04/2023 ~		$47	$47
Unitymedia Hessen GmbH & Co. KG
TBD% due 01/15/2027	EUR	100	120
UPC Financing Partnership
3.977% (LIBOR03M + 2.500%) due 01/15/2026 ~		$100	100
Valeant Pharmaceuticals International, Inc.
4.940% (LIBOR03M + 3.500%) due 04/01/2022 ~		5	5
West Corp.
5.350% (LIBOR03M + 4.000%) due 10/10/2024 ~		66	67

Total Loan Participations and Assignments (Cost $11,301)			11,365

CORPORATE BONDS & NOTES 24.3%

BANKING & FINANCE 13.4%
American Tower Corp.
3.000% due 06/15/2023		50	50
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	100	138
Barclays Bank PLC
7.625% due 11/21/2022 (g)		$400	454
7.750% due 04/10/2023 •(g)		900	916
Barclays PLC
4.375% due 01/12/2026		1,000	1,042
7.875% due 09/15/2022 •(f)(g)	GBP	300	451
Boston Properties LP
3.200% due 01/15/2025		$40	40
BRFkredit A/S
1.000% due 04/01/2018	DKK	9,600	1,553
Brighthouse Financial, Inc.
3.700% due 06/22/2027		$34	33
4.700% due 06/22/2047		10	10
Brookfield Finance, Inc.
4.700% due 09/20/2047		48	50
Crown Castle International Corp.
3.200% due 09/01/2024		28	28
3.650% due 09/01/2027		120	120
4.000% due 03/01/2027		16	16
CTR Partnership LP
5.250% due 06/01/2025		28	29
Deutsche Bank AG
2.329% (US0003M + 0.970%) due 07/13/2020 ~		72	72
2.700% due 07/13/2020		74	74
4.250% due 10/14/2021		1,270	1,326
Digital Realty Trust LP
3.700% due 08/15/2027		19	19
Duke Realty LP
3.375% due 12/15/2027		12	12
Emerald Bay S.A.
0.000% due 10/08/2020 ~	EUR	11	12
Equinix, Inc.
2.875% due 02/01/2026		100	120
ERP Operating LP
3.250% due 08/01/2027		$11	11
4.000% due 08/01/2047		7	7
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		126	131
Freedom Mortgage Corp.
8.125% due 11/15/2024		22	22
Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		34	35
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	66
Howard Hughes Corp.
5.375% due 03/15/2025		63	65
HSBC Holdings PLC
3.600% due 05/25/2023		430	443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hudson Pacific Properties LP
3.950% due 11/01/2027		$13	$13
International Lease Finance Corp.
6.250% due 05/15/2019		1,375	1,441
Iron Mountain, Inc.
5.250% due 03/15/2028		20	20
iStar, Inc.
4.625% due 09/15/2020		5	5
5.250% due 09/15/2022		19	19
KSA Sukuk Ltd.
2.894% due 04/20/2022		300	298
3.628% due 04/20/2027		200	202
Life Storage LP
3.875% due 12/15/2027		10	10
Lifestorage LP
3.500% due 07/01/2026		900	878
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(f)(g)	GBP	400	623
7.875% due 06/27/2029 •(f)(g)		750	1,235
National Australia Bank Ltd.
1.375% due 07/12/2019		$300	296
Navient Corp.
6.500% due 06/15/2022		150	158
Nykredit Realkredit A/S
1.000% due 04/01/2018	DKK	7,000	1,132
2.500% due 10/01/2047		2,882	484
3.000% due 10/01/2047		7,749	1,335
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		$16	17
Oxford Finance LLC
6.375% due 12/15/2022		18	19
Physicians Realty LP
3.950% due 01/15/2028		24	24
Provident Funding Associates LP
6.375% due 06/15/2025		9	9
Realkredit Danmark A/S
1.000% due 04/01/2018	DKK	23,257	3,762
2.500% due 10/01/2037		7,136	1,216
Royal Bank of Scotland Group PLC
2.886% (US0003M + 1.470%) due 05/15/2023 ~		$200	202
3.498% due 05/15/2023 •		200	201
7.500% due 08/10/2020 •(f)(g)		200	212
8.000% due 08/10/2025 •(f)(g)		1,600	1,834
Santander Holdings USA, Inc.
3.400% due 01/18/2023		24	24
3.700% due 03/28/2022		17	17
4.400% due 07/13/2027		21	22
Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(f)(g)	GBP	1,950	2,907
SL Green Operating Partnership LP
3.250% due 10/15/2022		$8	8
Springleaf Finance Corp.
5.625% due 03/15/2023		500	502
6.125% due 05/15/2022		234	244
8.250% due 12/15/2020		1,700	1,874
Starwood Property Trust, Inc.
4.750% due 03/15/2025		30	30
Stichting AK Rabobank Certificaten
6.500% (f)	EUR	100	149
UBS Group AG
5.750% due 02/19/2022 •(f)(g)		1,650	2,258
UDR, Inc.
3.500% due 01/15/2028		$11	11
4.625% due 01/10/2022		3	3
VEREIT Operating Partnership LP
3.950% due 08/15/2027		20	20
Vici Properties LLC
8.000% due 10/15/2023		1,000	1,122
Vornado Realty LP
3.500% due 01/15/2025		14	14
Washington Prime Group LP
5.950% due 08/15/2024		197	202

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	13

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
2.475% (US0003M + 1.110%) due 01/24/2023 ~		$1,900	$1,939

			34,336

INDUSTRIALS 7.4%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		10	10
3.550% due 07/15/2031		8	8
3.600% due 09/15/2028		684	696
3.700% due 07/15/2027		10	10
Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		10	10
3.550% due 10/01/2027		6	6
Allergan Funding SCS
2.350% due 03/12/2018		1,800	1,802
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,700	3,296
American Airlines Pass-Through Trust
3.350% due 04/15/2031		$20	20
4.000% due 01/15/2027		801	826
Andeavor Logistics LP
3.500% due 12/01/2022		4	4
4.250% due 12/01/2027		8	8
5.200% due 12/01/2047		8	8
Arrow Electronics, Inc.
3.250% due 09/08/2024		18	18
Avantor, Inc.
6.000% due 10/01/2024		12	12
BAT Capital Corp.
3.222% due 08/15/2024		62	62
BC Unlimited Liability Co.
4.250% due 05/15/2024		95	95
BMC Software Finance, Inc.
8.125% due 07/15/2021		58	59
British Airways Pass-Through Trust
4.625% due 12/20/2025		251	267
Broadcom Corp.
3.000% due 01/15/2022		158	157
3.625% due 01/15/2024		8	8
3.875% due 01/15/2027		59	58
Caesars Entertainment Corp.
5.000% due 10/01/2024 (h)		104	202
Caesars Growth Properties Holdings LLC
9.375% due 05/01/2022		1,248	1,338
Central Garden & Pet Co.
5.125% due 02/01/2028		12	12
Charter Communications Operating LLC
4.200% due 03/15/2028		54	54
Cheniere Energy Partners LP
5.250% due 10/01/2025		38	39
Cimarex Energy Co.
3.900% due 05/15/2027		17	17
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		14	14
Community Health Systems, Inc.
6.250% due 03/31/2023		52	47
CRC Escrow Issuer LLC
5.250% due 10/15/2025		26	26
CVS Pass-Through Trust
5.789% due 01/10/2026		303	328
DAE Funding LLC
4.000% due 08/01/2020		20	20
4.500% due 08/01/2022		30	30
5.000% due 08/01/2024		60	59
Diamond Resorts International, Inc.
7.750% due 09/01/2023		221	241
Discovery Communications LLC
2.950% due 03/20/2023		14	14
3.950% due 03/20/2028		18	18
EQT Corp.
2.465% (US0003M + 0.770%) due 10/01/2020 ~		45	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 10/01/2020	$7	$7
Exela Intermediate LLC
10.000% due 07/15/2023	43	42
goeasy Ltd.
7.875% due 11/01/2022	18	19
Harland Clarke Holdings Corp.
8.375% due 08/15/2022	30	31
HCA, Inc.
5.500% due 06/15/2047	27	27
iHeartCommunications, Inc.
9.000% due 12/15/2019	92	69
9.000% due 03/01/2021	1,785	1,285
9.000% due 09/15/2022	34	25
IHS Markit Ltd.
4.000% due 03/01/2026	28	28
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020	54	51
9.750% due 07/15/2025	42	41
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	20	20
Lennar Corp.
4.750% due 11/29/2027	12	12
Mattel, Inc.
6.750% due 12/31/2025	32	33
NetApp, Inc.
2.000% due 09/27/2019	10	10
3.300% due 09/29/2024	22	22
Netflix, Inc.
4.875% due 04/15/2028	23	23
Nissan Motor Acceptance Corp.
2.350% due 03/04/2019	600	601
Nokia Oyj
4.375% due 06/12/2027	14	14
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	415	420
OI European Group BV
4.000% due 03/15/2023	14	14
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	32	31
4.500% due 03/15/2023	63	60
5.250% due 08/15/2022	48	48
5.500% due 02/15/2024	25	25
Petroleos de Venezuela S.A.
6.000% due 05/16/2024	60	14
Petroleos Mexicanos
6.500% due 03/13/2027	100	109
6.750% due 09/21/2047	100	105
PetSmart, Inc.
5.875% due 06/01/2025	38	29
Pitney Bowes, Inc.
4.700% due 04/01/2023	14	13
Post Holdings, Inc.
5.625% due 01/15/2028	8	8
Priceline Group, Inc.
2.750% due 03/15/2023	10	10
3.550% due 03/15/2028	22	22
QUALCOMM, Inc.
2.900% due 05/20/2024	15	15
SBA Tower Trust
2.877% due 07/10/2046	900	894
Scientific Games International, Inc.
5.000% due 10/15/2025	11	11
Service Corp. International
4.625% due 12/15/2027	12	12
SFR Group S.A.
7.375% due 05/01/2026	1,700	1,757
Simmons Foods, Inc.
5.750% due 11/01/2024	10	10
Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031	20	20
Standard Industries, Inc.
4.750% due 01/15/2028	30	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tech Data Corp.
3.700% due 02/15/2022		$10	$10
4.950% due 02/15/2027		12	13
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		920	923
Tenet Healthcare Corp.
4.625% due 07/15/2024		86	84
Textron, Inc.
1.960% (US0003M + 0.550%) due 11/10/2020 ~		110	110
Transocean, Inc.
7.500% due 01/15/2026		16	16
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	120
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$10	10
6.500% due 03/15/2022		29	31
7.000% due 03/15/2024		56	60
VMware, Inc.
2.300% due 08/21/2020		30	30
2.950% due 08/21/2022		30	30
3.900% due 08/21/2027		20	20
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018		1,600	1,599
Wyndham Worldwide Corp.
4.150% due 04/01/2024		11	11
4.500% due 04/01/2027		12	12

			19,040

UTILITIES 3.5%
AT&T, Inc.
2.309% (US0003M + 0.950%) due 07/15/2021 ~		368	373
2.850% due 02/14/2023		80	80
3.400% due 08/14/2024		150	151
3.900% due 08/14/2027		140	141
4.900% due 08/14/2037		134	136
5.150% due 02/14/2050		200	202
5.300% due 08/14/2058		60	60
Calpine Corp.
5.250% due 06/01/2026		14	14
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		800	839
6.510% due 03/07/2022		500	554
9.250% due 04/23/2019		2,400	2,594
Genesis Energy LP
6.250% due 05/15/2026		14	14
Petrobras Global Finance BV
5.299% due 01/27/2025		75	75
5.999% due 01/27/2028		750	753
6.125% due 01/17/2022		1,160	1,234
6.250% due 12/14/2026	GBP	700	1,037
7.250% due 03/17/2044		$88	92
7.375% due 01/17/2027		306	338
8.750% due 05/23/2026		100	120
Transocean Phoenix Ltd.
7.750% due 10/15/2024		12	13
Transocean Proteus Ltd.
6.250% due 12/01/2024		3	3
Verizon Communications, Inc.
4.125% due 03/16/2027		25	26
5.250% due 03/16/2037		100	110

			8,959

Total Corporate Bonds & Notes (Cost $59,184)			62,335

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		40	44
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		10	12

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$355	$355

		422

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(a)	15	3
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(a)	5	1
5.700% due 07/01/2023 ^(a)	25	6
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(a)	10	2
6.000% due 07/01/2039 ^(a)	5	1
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(a)	25	6
6.500% due 07/01/2040 ^(a)	5	1
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(a)	55	13
5.500% due 07/01/2039 ^(a)	75	17

		50

Total Municipal Bonds & Notes (Cost $475)		472

U.S. GOVERNMENT AGENCIES 15.3%
Fannie Mae
3.000% due 08/01/2027 - 09/01/2027	650	664
Fannie Mae, TBA
2.500% due 01/01/2033	2,000	1,998
3.000% due 01/01/2033	1,500	1,528
3.500% due 02/01/2048 - 03/01/2048	7,000	7,177
4.000% due 02/01/2048 - 03/01/2048	15,000	15,667
Freddie Mac, TBA
3.000% due 02/01/2048	10,000	9,993
Ginnie Mae
1.843% (US0001M + 0.600%) due 04/20/2066 ~	1,670	1,674
4.246% due 09/20/2066 ~	386	425

Total U.S. Government Agencies (Cost $39,031)		39,126

U.S. TREASURY OBLIGATIONS 26.6%
U.S. Treasury Bonds
2.875% due 11/15/2046	1,400	1,435
U.S. Treasury Notes
1.375% due 04/30/2021	2,800	2,740
1.750% due 11/30/2021 (k)	1,900	1,874
1.750% due 03/31/2022	700	688
1.750% due 05/15/2022 (m)	700	689
1.750% due 09/30/2022	1,400	1,372
1.750% due 05/15/2023	1,400	1,366
1.875% due 01/31/2022	11,200	11,084
1.875% due 02/28/2022	3,100	3,067
1.875% due 08/31/2022	1,400	1,380
1.875% due 08/31/2024	1,100	1,070
2.000% due 07/31/2022 (m)	900	893
2.000% due 05/31/2024	1,300	1,276
2.000% due 06/30/2024	2,300	2,256
2.000% due 11/15/2026	1,600	1,548
2.125% due 12/31/2021	3,600	3,601
2.125% due 06/30/2022	2,400	2,396
2.125% due 02/29/2024	1,500	1,485
2.125% due 07/31/2024	1,100	1,087
2.125% due 09/30/2024	3,200	3,159
2.250% due 12/31/2023	7,630	7,615
2.250% due 01/31/2024	370	369
2.250% due 10/31/2024 (i)	6,600	6,569
2.250% due 11/15/2024	2,600	2,586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 02/15/2027		$1,300	$1,283
2.375% due 05/15/2027		1,256	1,252
2.500% due 05/15/2024		4,000	4,045
2.750% due 02/15/2024		100	103

Total U.S. Treasury Obligations (Cost $68,747)			68,288

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%
American Home Mortgage Investment Trust
6.600% due 06/25/2036		6,547	2,588
Banc of America Alternative Loan Trust
6.000% due 01/25/2035		236	233
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.793% due 06/10/2039 ~		629	622
Chase Mortgage Finance Trust
3.363% due 12/25/2035 ^~		2,686	2,648
Credit Suisse Mortgage Capital Certificates
3.593% due 08/27/2036 ~		1,085	1,094
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	2,594	3,487
Grifonas Finance PLC
0.008% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	1,568	1,636
HarborView Mortgage Loan Trust
1.735% (LIBOR01M + 0.240%) due 03/19/2036 ~		$108	89
Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	923	1,101
Ripon Mortgages PLC
1.326% (BP0003M + 0.800%) due 08/20/2056 ~	GBP	1,411	1,915
WaMu Mortgage Pass-Through Certificates Trust
2.773% due 03/25/2033 ~		$123	124
Washington Mutual Mortgage Pass-Through Certificates Trust
1.913% (12MTA + 0.850%) due 10/25/2046 ~		4,619	3,191
Wells Fargo Mortgage-Backed Securities Trust
3.661% due 01/25/2035 ~		17	17

Total Non-Agency Mortgage-Backed Securities (Cost $17,781)			18,745

ASSET-BACKED SECURITIES 28.0%
Aegis Asset-Backed Securities Trust
1.498% (US0001M + 0.170%) due 01/25/2037 ~		6,336	5,125
ALESCO Preferred Funding Ltd.
2.155% (LIBOR03M + 0.480%) due 12/23/2034 ~		1,423	1,330
Ameriquest Mortgage Securities Trust
1.892% (US0001M + 0.340%) due 04/25/2036 ~		2,400	2,363
Arbor Realty Commercial Real Estate Notes Ltd.
2.403% (US0001M + 0.990%) due 08/15/2027 ~		1,400	1,404
Aspen Funding Ltd.
2.755% (US0003M + 1.600%) due 07/10/2037 ~		530	521
Asset-Backed Funding Certificates Trust
1.692% (US0001M + 0.140%) due 11/25/2036 ~		5,338	3,694
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~		305	306
Citigroup Mortgage Loan Trust
1.712% (US0001M + 0.160%) due 12/25/2036 ~		2,202	1,464
Citigroup Mortgage Loan Trust, Inc.
1.812% (US0001M + 0.260%) due 03/25/2037 ~		37	34

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
1.772% (US0001M + 0.220%) due 06/25/2047 ~		$900	$807
Countrywide Asset-Backed Certificates Trust
1.858% (US0001M + 0.530%) due 05/25/2036 ~		9,800	8,918
EFS Volunteer LLC
2.217% (US0003M + 0.850%) due 10/25/2035 ~		1,606	1,607
Flatiron CLO Ltd.
2.513% (US0003M + 1.160%) due 01/17/2026 ~		1,870	1,880
Harbourmaster CLO BV
0.321% (EUR003M + 0.650%) due 05/08/2023 ~	EUR	1,750	2,100
Home Equity Mortgage Loan Asset-Backed Trust
1.852% (US0001M + 0.300%) due 03/25/2036 ~		$5,000	3,916
HSI Asset Securitization Corp. Trust
1.662% (US0001M + 0.110%) due 12/25/2036 ~		1,281	579
1.692% (US0001M + 0.140%) due 01/25/2037 ~		4,385	3,311
IXIS Real Estate Capital Trust
1.702% (US0001M + 0.150%) due 01/25/2037 ~		4,533	2,178
JPMorgan Mortgage Acquisition Trust
1.578% (US0001M + 0.250%) due 07/25/2036 ~		2,400	2,358
Limerock CLO Ltd.
2.654% (US0003M + 1.300%) due 04/18/2026 ~		1,800	1,810
Lockwood Grove CLO Ltd.
2.837% (US0003M + 1.470%) due 04/25/2025 ~		1,575	1,587
Merrill Lynch Mortgage Investors Trust
1.622% (US0001M + 0.070%) due 04/25/2047 ~		7,511	4,732
Morgan Stanley ABS Capital, Inc. Trust
1.622% (US0001M + 0.070%) due 10/25/2036 ~		2,939	1,918
1.632% (US0001M + 0.080%) due 11/25/2036 ~		6,477	4,321
1.822% (US0001M + 0.270%) due 03/25/2036 ~		2,278	2,243
Mountain Hawk CLO Ltd.
2.523% (US0003M + 1.160%) due 07/22/2024 ~		1,195	1,197
Option One Mortgage Loan Trust
1.912% (US0001M + 0.360%) due 01/25/2036 ~		5,000	4,210
Saxon Asset Securities Trust
3.302% (US0001M + 1.750%) due 12/25/2037 ~		2,270	2,340
Symphony CLO Ltd.
2.639% (US0003M + 1.280%) due 07/14/2026 ~		1,900	1,917
Trapeza CDO Ltd.
1.777% (US0003M + 0.410%) due 01/25/2035 ~		1,672	1,547

Total Asset-Backed Securities (Cost $64,229)			71,717

SOVEREIGN ISSUES 4.7%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	281	247
3.375% due 01/15/2023		100	123
5.250% due 01/15/2028		100	125
7.820% due 12/31/2033		552	776
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	23,493	1,258
26.555% (BADLARPP + 3.250%) due 03/01/2020 ~		400	22
28.750% (ARPP7DRR) due 06/21/2020 ~		15,969	911

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	4	$5
4.900% due 09/15/2021		100	127
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (d)	BRL	16,200	4,573
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	295
3.125% due 10/11/2027		300	294
4.125% due 10/11/2047		300	297
Indonesia Government International Bond
4.350% due 01/11/2048		200	203
Kuwait International Government Bond
2.750% due 03/20/2022		274	273
3.500% due 03/20/2027		900	916
Peru Government International Bond
6.150% due 08/12/2032	PEN	700	231
6.350% due 08/12/2028		200	68
8.200% due 08/12/2026		210	80
Saudi Government International Bond
2.875% due 03/04/2023		$200	197
3.625% due 03/04/2028		200	199
4.500% due 10/26/2046		400	400
4.625% due 10/04/2047		400	409
Venezuela Government International Bond
6.000% due 12/09/2020 ^		106	24
7.000% due 03/31/2038 ^		36	8
7.650% due 04/21/2025 ^		44	9
8.250% due 10/13/2024 ^		27	6
9.000% due 05/07/2023 ^		6	1
9.250% due 09/15/2027		123	27
9.250% due 05/07/2028 ^		25	5

Total Sovereign Issues (Cost $12,343)			12,109

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (b)		21,610	$273

Total Common Stocks (Cost $273)			273

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
1.940% due 09/04/2018		$300	300
2.060% due 03/16/2018		400	400

			700

COMMERCIAL PAPER 0.2%
Bank of Nova Scotia
1.253% due 01/19/2018	CAD	100	80
1.285% due 01/22/2018		200	159
Royal Bank of Canada
1.260% due 01/11/2018		200	159

			398

ARGENTINA TREASURY BILLS 0.5%
24.699% due 01/26/2018 - 09/14/2018 (c)(d)	ARS	14,431	1,206

FRANCE TREASURY BILLS 0.0%
(1.065)% due 01/31/2018 (d)(e)	EUR	100	120

ITALY TREASURY BILLS 0.0%
(1.115)% due 01/31/2018 (d)(e)		100	120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 0.3%
(0.210)% due 04/05/2018 (d)(e)	JPY	92,700	$823

Total Short-Term Instruments (Cost $3,393)			3,367

Total Investments in Securities (Cost $276,757)			287,797

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short-Term Floating NAV Portfolio III		121,363	1,200

Total Short-Term Instruments (Cost $1,199)			1,200

Total Investments in Affiliates (Cost $1,199)			1,200

Total Investments 112.7% (Cost $277,956)			$288,997

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $(2,495))			(562)

Other Assets and Liabilities, net (12.5)%			(31,946)

Net Assets 100.0%			$256,489

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Caesars Entertainment Corp.	5.000%	10/01/2024	06/05/2017 - 06/21/2017	$194	$202	0.08%

				$194	$202	0.08%

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
GSC	2.300%	12/29/2017	01/02/2018	$(200)	$(200)

Total Sale-Buyback Transactions					$(200)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.9)%
Fannie Mae, TBA	3.000%	01/01/2048	$ 7,500	$(7,492)	$(7,502)

Total Short Sales (2.9)%				$(7,492)	$(7,502)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$(200)	$(200)	$199	$(1)

Total Borrowings and Other Financing Transactions	$0	$0	$(200)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(200)	$0	$0	$(200)

Total Borrowings	$0	$(200)	$0	$0	$(200)

Payable for sale-buyback financing transactions					$(200)

(i)	Securities with an aggregate market value of $ 199 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(5,395) at a weighted average interest rate of 0.759%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.650%	01/10/2018	1,000	1	$0	$0

Total Written Options							$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond March Futures	03/2018	21	AUD	2,116	$(17)	$10	$0
U.S. Treasury 10-Year Note March Futures	03/2018	91	$	11,288	(61)	18	0

Total Futures Contracts					$(78)	$28	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	12/20/2022	1.031%	$1,000	$171	$15	$186	$0	$0
Navient Corp.	5.000	Quarterly	06/20/2022	2.565	700	59	12	71	0	(1)

						$230	$27	$257	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	5,850	$(440)	$(55)	$(495)	$0	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	4,656	$(191)	$151	$(40)	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	Semi-Annual	12/07/2022		$15,000	$(25)	$(143)	$(168)	$16	$0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2024		1,400	(66)	(3)	(69)	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		12,900	(251)	122	(129)	0	(26)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		7,900	(229)	169	(60)	0	(15)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		3,800	(199)	48	(151)	0	(14)
Receive(6)	3-Month ZAR-JIBAR	7.000	Quarterly	03/22/2023	ZAR	22,200	3	25	28	0	0
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(3)	0	(3)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(15)	0	(15)	0	0
Pay(6)	3-Month ZAR-JIBAR	7.750	Quarterly	03/22/2028		21,600	0	(27)	(27)	0	(1)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	15,800	387	(364)	23	53	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		6,390	105	7	112	25	0
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028	EUR	1,800	(8)	(8)	(16)	4	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	4,600	(158)	40	(118)	11	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029	JPY	4,286,000	(179)	113	(66)	0	(20)
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		50,000	0	1	1	0	0
Receive(6)	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		90,000	0	3	3	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		90,000	(3)	2	(1)	0	0
Pay	28-Day MXN-TIIE	5.095	Lunar	02/05/2021	MXN	25,500	(28)	(74)	(102)	3	0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		14,500	0	(51)	(51)	2	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		14,900	0	(51)	(51)	2	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		2,000	(5)	(2)	(7)	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		19,600	2	(65)	(63)	3	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		4,300	(3)	(5)	(8)	1	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		10,200	(33)	(3)	(36)	2	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		1,200	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		900	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		1,200	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,400	0	(3)	(3)	1	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		1,900	1	(8)	(7)	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.875%	Lunar	12/16/2022	MXN	1,800	$0	$0	$0	$1	$0
Pay(6)	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	0	(14)	(14)	1	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	0	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		3,000	(18)	(1)	(19)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	(43)	(29)	(72)	5	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	2	(20)	(18)	2	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	13	(16)	(3)	5	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	0	1	1	2	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	0	(2)	(2)	3	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		26,500	(3)	(72)	(75)	13	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	1	(9)	(8)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	0	(16)	(16)	4	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		900	0	0	0	0	(1)
Receive(6)	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		2,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		1,600	0	(7)	(7)	1	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	0	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		4,300	1	(19)	(18)	4	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		2,700	(3)	(9)	(12)	2	0

							$(757)	$(501)	$(1,258)	$171	$(77)

Total Swap Agreements							$(1,158)	$(378)	$(1,536)	$173	$(87)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$28	$173	$201	$0	$0	$(87)	$(87)

(k)	Securities with an aggregate market value of $489 and cash of $2,769 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO Income Portfolio (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2018	DKK	9,739		$1,451	$0	$(127)
BOA	01/2018	AUD	6,679		5,068	0	(143)
	01/2018	EUR	100		118	0	(2)
	01/2018		$2,353	DKK	14,770	27	0
	01/2018		16	TRY	63	0	0
	04/2018	DKK	14,770		$2,368	0	(27)
BPS	01/2018	BRL	1,633		506	14	0
	01/2018	EUR	10,244		12,212	0	(84)
	01/2018	MXN	2,873		149	4	0
	01/2018		$494	BRL	1,633	0	(1)
	01/2018		156	TRY	605	2	0
	03/2018		539	PEN	1,752	0	0
BRC	01/2018	EUR	100		$119	0	(1)
	01/2018	MXN	3,087		158	1	0
	04/2018	JPY	92,700		822	0	(4)
CBK	01/2018	AUD	302		235	0	(1)
	01/2018	BRL	1,736		525	2	0
	01/2018	DKK	19,685		3,142	0	(31)
	01/2018	EUR	100		119	0	(1)
	01/2018		$22	ARS	398	0	(1)
	01/2018		531	BRL	1,736	0	(7)
	01/2018		574	DKK	3,629	11	0
	01/2018		67	IDR	916,709	0	0
	01/2018		4,575	MXN	86,006	0	(218)
	01/2018		1,229	RUB	71,930	17	0
	01/2018		3,934	TRY	15,810	212	0
	02/2018		100	ZAR	1,283	3	0
	03/2018		2,081	INR	136,407	43	0
	04/2018	DKK	3,629		$577	0	(11)
	04/2018		$28	DKK	185	2	0
FBF	01/2018		228	IDR	3,109,558	1	0
GLM	01/2018	GBP	9,707		$13,084	0	(25)
	01/2018		$53	ARS	934	0	(3)
	01/2018		44	IDR	603,880	0	0
	01/2018		6,391	JPY	718,600	0	(12)
MSB	02/2018		180	ARS	3,373	0	(3)
NGF	01/2018		207		3,806	0	(4)
RBC	02/2018	CAD	500		$394	0	(4)
SCX	01/2018	AUD	262		199	0	(5)
	01/2018	JPY	766,487		6,903	99	0
	01/2018		$185	DKK	1,165	3	0
	01/2018		1,187	GBP	882	4	0
	01/2018		62	TRY	239	1	0
	01/2019	BRL	16,200		$4,854	161	0
TOR	01/2018		$219	TRY	844	2	0
	04/2018	DKK	30,702		$4,585	0	(392)

Total Forward Foreign Currency Contracts						$609	$(1,107)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
SAL	Call - OTC Fannie Mae, TBA 3.000% due 02/01/2048	$	100.719	02/06/2018	$600	$(2)	$(1)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048		102.602	02/06/2018	1,200	(2)	(3)

						$(4)	$(4)

Total Written Options						$(4)	$(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2022	0.948%	$	100	$(2)	$2	$0	$0
BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442		300	(19)	14	0	(5)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.605		900	(40)	15	0	(25)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.701		100	(15)	13	0	(2)
BRC	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.900		550	(16)	19	3	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.605		3,000	(116)	33	0	(83)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.045		100	(1)	1	0	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442		100	(6)	4	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.605		100	(5)	2	0	(3)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.520		460	(86)	78	0	(8)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.701		600	(94)	79	0	(15)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.176		4,660	(102)	65	0	(37)

								$(502)	$325	$3	$(180)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	11,700	$(255)	$232	$0	$(23)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,500	(594)	616	22	0

							$(849)	$848	$22	$(23)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Receive	3-Month USD-LIBOR	2.200%	Semi-Annual	01/18/2023	$	25,000	$15	$2	$17	$0
MYC	Pay	3-Month USD-LIBOR	2.050	Semi-Annual	01/11/2023		8,000	3	(51)	0	(48)
	Pay	3-Month USD-LIBOR	2.490	Semi-Annual	01/09/2028		7,600	0	35	35	0

								$18	$(14)	$52	$(48)

Total Swap Agreements								$(1,333)	$1,159	$77	$(251)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(127)	$0	$0	$(127)	$(127)	$0	$(127)
BOA	27	0	0	27	(172)	0	0	(172)	(145)	0	(145)
BPS	20	0	0	20	(85)	0	(32)	(117)	(97)	0	(97)
BRC	1	0	3	4	(5)	0	0	(5)	(1)	0	(1)
CBK	290	0	0	290	(270)	0	(83)	(353)	(63)	0	(63)
FBF	1	0	0	1	0	0	0	0	1	0	1
GLM	0	0	17	17	(40)	0	0	(40)	(23)	0	(23)
GST	0	0	22	22	0	0	(88)	(88)	(66)	310	244
MSB	0	0	0	0	(3)	0	0	(3)	(3)	(10)	(13)
MYC	0	0	35	35	0	0	(48)	(48)	(13)	(110)	(123)
NGF	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SAL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
SCX	268	0	0	268	(5)	0	0	(5)	263	(270)	(7)
TOR	2	0	0	2	(392)	0	0	(392)	(390)	301	(89)

Total Over the Counter	$609	$0	$77	$686	$(1,107)	$(4)	$(251)	$(1,362)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Income Portfolio (Cont.)

(m)	Securities with an aggregate market value of $611 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28	$28
Swap Agreements	0	2	0	0	171	173

	$0	$2	$0	$0	$199	$201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$609	$0	$609
Swap Agreements	0	25	0	0	52	77

	$0	$25	$0	$609	$52	$686

	$0	$27	$0	$609	$251	$887

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$10	$0	$0	$77	$87

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,107	$0	$1,107
Written Options	0	0	0	0	4	4
Swap Agreements	0	203	0	0	48	251

	$0	$203	$0	$1,107	$52	$1,362

	$0	$213	$0	$1,107	$129	$1,449

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2017

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	(493)	0	0	1,496	1,003

	$0	$(493)	$0	$0	$1,634	$1,141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(942)	$0	$(942)
Written Options	0	0	0	23	0	23
Swap Agreements	0	1,118	0	0	12	1,130

	$0	$1,118	$0	$(919)	$12	$211

	$0	$625	$0	$(919)	$1,646	$1,352

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(22)	$(22)
Swap Agreements	0	141	0	0	(1,493)	(1,352)

	$0	$141	$0	$0	$(1,515)	$(1,374)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,210)	$0	$(2,210)
Written Options	0	0	0	0	(1)	(1)
Swap Agreements	0	336	0	0	(13)	323

	$0	$336	$0	$(2,210)	$(14)	$(1,888)

	$0	$477	$0	$(2,210)	$(1,529)	$(3,262)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$11,166	$199	$11,365
Corporate Bonds & Notes
Banking & Finance	0	34,336	0	34,336
Industrials	0	19,040	0	19,040
Utilities	0	8,959	0	8,959
Municipal Bonds & Notes
Illinois	0	422	0	422
Puerto Rico	0	50	0	50
U.S. Government Agencies	0	39,126	0	39,126
U.S. Treasury Obligations	0	68,288	0	68,288
Non-Agency Mortgage-Backed Securities	0	18,745	0	18,745
Asset-Backed Securities	0	71,717	0	71,717
Sovereign Issues	0	12,109	0	12,109
Common Stocks
Consumer Discretionary	273	0	0	273
Short-Term Instruments
Certificates of Deposit	0	700	0	700
Commercial Paper	0	398	0	398
Argentina Treasury Bills	0	1,206	0	1,206
France Treasury Bills	0	120	0	120
Italy Treasury Bills	0	120	0	120
Japan Treasury Bills	0	823	0	823

	$273	$287,325	$199	$287,797

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,200	$0	$0	$1,200

Total Investments	$1,473	$287,325	$199	$288,997

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,502)	$0	$(7,502)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	28	173	0	201
Over the counter	0	686	0	686

	$28	$859	$0	$887

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(87)	0	(87)
Over the counter	0	(1,362)	0	(1,362)

	$0	$(1,449)	$0	$(1,449)

Total Financial Derivative Instruments	$28	$(590)	$0	$(562)

Totals	$1,501	$279,233	$199	$280,933

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2017	25

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2017	27

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE

Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$14,956	$133,744	$(147,500)	$(2)	$2	$1,200	$45	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s

ANNUAL REPORT	DECEMBER 31, 2017	29

Notes to Financial Statements (Cont.)

insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2017, the Portfolio had $800,000 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2017 are disclosed in the Notes to Schedule of Investments.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold

ANNUAL REPORT	DECEMBER 31, 2017	31

Notes to Financial Statements (Cont.)

and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

ANNUAL REPORT	DECEMBER 31, 2017	33

Notes to Financial Statements (Cont.)

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

ANNUAL REPORT	DECEMBER 31, 2017	35

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk:  the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Sale Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and

ANNUAL REPORT	DECEMBER 31, 2017	37

Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.25%	0.40%	0.40%*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M*	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2017, were as follows (amounts in thousands†):

Expiring within
12 months	13-24 months	25-36 months	Total
$0	$69	$5	$74

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$9,551	$6,918

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification

ANNUAL REPORT	DECEMBER 31, 2017	39

Notes to Financial Statements (Cont.)

clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$500,904	$450,938	$72,160	$33,584

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2017		Period From 04/29/2016 - 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	300	$3,000
Administrative Class	7,842	82,714	3,606	36,843
Advisor Class	1,060	11,377	17,115	171,695
Issued as reinvestment of distributions
Institutional Class	0	1	3	27
Administrative Class	135	1,437	57	586
Advisor Class	387	4,095	610	6,236
Cost of shares redeemed
Institutional Class	0	0	(300)	(3,100)
Administrative Class	(1,747)	(18,553)	(1,911)	(19,593)
Advisor Class	(2,093)	(22,147)	(1,176)	(12,127)
Net increase (decrease) resulting from Portfolio share transactions	5,584	$58,924	18,304	$183,567

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2017

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Income Portfolio	$5,542	$344	$8,114	$(3)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Income Portfolio	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Income Portfolio	$271,078	$12,215	$(4,089)	$8,126

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2017 and December 31, 2016, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2017			December 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Income Portfolio	$5,533	$0	$0	$6,849	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2017	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period April 29, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period April 29, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	TRY	Turkish New Lira
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

ANNUAL REPORT	DECEMBER 31, 2017	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Income Portfolio	0.00%	0.00%	$5,219	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2017.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2017	45

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2017	47

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 21-22, 2017, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 21-22, 2017 meeting. The Independent Trustees also conducted an in-person meeting and a telephonic meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 and August 18, 2017, respectively, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements the Board received comparative information on the performance as well as the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to a proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment

ANNUAL REPORT	DECEMBER 31, 2017	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 21-22, 2017 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three- and ten-year periods ended March 31, 2017. The Board also noted that, as of March 31, 2017, the Administrative Class of 65%, 40% and 91% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended

March 31, 2017. The Board noted that, as of March 31, 2017, 23%, 67% and 91% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing for a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels carefully and considers changes where appropriate due to competitive positioning considerations or changes in the overall strategic positioning of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and

ANNUAL REPORT	DECEMBER 31, 2017	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administration provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in the advisory fee for the PIMCO Unconstrained Bond Portfolio effective October 2, 2017.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory fee reductions

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

implemented for different Portfolios, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

The Board then discussed the proposal to reduce the advisory fee for the PIMCO Unconstrained Bond Portfolio by 0.05% for each share class of the Portfolio. The Board considered that the purpose of the proposal is to improve strategic positioning for the Portfolio. The Board noted that the fee reduction would be effective October 2, 2017.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposal to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were positive in 2016, on a pre- and post-distribution basis, as the allocation of compensation and benefits and other administrative expenses to the Trust decreased from 2015. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Portfolios to scale from inception and the enhancement of services and oversight provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset

ANNUAL REPORT	DECEMBER 31, 2017	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20AR_123117

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2017	$803,306
	December 31, 2016	$726,192

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2017	$12,000
	December 31, 2016	$12,000

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2017	$4,000
	December 31, 2016	$—

(d)	Fiscal Year Ended	All Other Fees (2)
	December 31, 2017	$—
	December 31, 2016	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity		December 31, 2017	December 31, 2016

PIMCO Variable Insurance Trust	$	16,000	$12,000
Pacific Investment Management Company LLC (“PIMCO”)		6,271,517	6,210,720

Totals	$	6,287,517	$6,222,720

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2018

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2018